  As filed with the Securities and Exchange Commission on December 30, 2002

                          Registration No. 333-101250

                                ----------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      [ ] Pre-Effective Amendment No. ____

                       [X] Post-Effective Amendment No. 1
                        (Check Appropriate Box or Boxes)


                                ----------------

                       Liberty Variable Investment Trust *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)

                                ----------------

                            Jean S. Loewenberg, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)

                                ----------------

                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

                                -----------------

Title of Securities Being Registered: Shares of Beneficial Interest, no par value


It is proposed that this filing will become effective (check appropriate box):



[X]  Immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  On [date] pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  On [date] pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  On [date] pursuant to paragraph (a)(2) of Rule 485


* On behalf of the (1) Columbia High Yield Fund, Variable Series, (2) Colonial International Fund for Growth, Variable Series, (3) Liberty Equity Fund, Variable Series, (4) Colonial U.S. Growth & Income Fund, Variable Series, and
(5) Columbia Real Estate Equity Fund, Variable Series.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Colonial High Yield Securities Fund, Variable Series or Galaxy VIP Columbia High Yield Fund II by Columbia High Yield Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Columbia High Yield Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Columbia High Yield Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/299M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                       LIBERTY VARIABLE INVESTMENT TRUST
              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Colonial High Yield Securities Fund, Variable Series will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Colonial High Yield Securities Fund, Variable Series, Liberty Advisory Services Corp., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Colonial High Yield Securities Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial High Yield Securities Fund, Variable Series by, the Columbia High Yield Fund, Variable Series, in exchange for shares of the Columbia High Yield Fund, Variable Series and the distribution of such shares to the shareholders of the Colonial High Yield Securities Fund, Variable Series in complete liquidation of the Colonial High Yield Securities Fund, Variable Series.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ Jean S. Loewenberg
                                           Jean S. Loewenberg, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                     GALAXY VIP COLUMBIA HIGH YIELD FUND II


    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Columbia High Yield Fund II will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Galaxy VIP Columbia High Yield Fund II, Columbia Management Co., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:


    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Columbia High Yield Fund II to, and the assumption of all of the liabilities of the Galaxy VIP Columbia High Yield Fund II by, the Columbia High Yield Fund, Variable Series, in exchange for shares of the Columbia High Yield Fund, Variable Series and the distribution of such shares to the shareholders of the Galaxy VIP Columbia High Yield Fund II in complete liquidation of the Galaxy VIP Columbia High Yield Fund II; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel
                                           W. Bruce McConnel, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                      AND

                     GALAXY VIP COLUMBIA HIGH YIELD FUND II
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    5
PROPOSAL 1 -- Acquisition of Colonial High Yield Securities
              Fund, Variable Series by Columbia High Yield
              Fund, Variable Series.........................   13
  The Proposal..............................................   13
  Principal Investment Risks................................   13
  Information about the Acquisition.........................   13
PROPOSAL 2 -- Acquisition of Galaxy VIP Columbia High Yield
              Fund II by Columbia High Yield Fund, Variable
              Series........................................   19
  The Proposal..............................................   19
  Principal Investment Risks................................   19
  Information about the Acquisition.........................   19
INFORMATION APPLICABLE TO PROPOSALS 1 AND 2.................   24
  General...................................................   24
  Terms of the Agreement and Plan of Reorganization.........   24
  Capitalization............................................   25
  Financial Highlights of the Galaxy VIP Columbia High Yield
    Fund II.................................................   26
  Federal Income Tax Consequences...........................   27

GENERAL.....................................................   29
  Voting Information........................................   29
Appendix A -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Colonial High Yield
              Securities Fund, Variable Series..............  A-1
Appendix B -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Galaxy VIP Columbia High
              Yield Fund II.................................  B-1
Appendix C -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Galaxy VIP Columbia
              High Yield Fund II............................  C-1
Appendix D -- Information Applicable to Class A and Class B
              Shares of Columbia High Yield Fund, Variable
              Series........................................  D-1

    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Colonial High Yield Securities Fund, Variable Series (the "Colonial High Yield Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Columbia High Yield Fund II (the "Galaxy High Yield Fund") (each an "Acquired Fund" and together, the "Acquired Funds") by the Columbia High Yield Fund, Variable Series (the "Columbia High Yield Fund," and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Colonial High Yield Fund by the Columbia High Yield Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy High Yield Fund by the Columbia High Yield Fund. The Columbia High Yield Fund is a new "shell" portfolio of Liberty Variable Investment Trust (the "Liberty Trust"), with the same investment goal, strategies, policies and restrictions as the Galaxy High Yield Fund. The Columbia High Yield Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities; capital appreciation is a secondary objective when consistent with the objective of high current income. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Columbia High Yield Fund in exchange for shares of the Columbia High Yield Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each

Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class.

    PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY HIGH YIELD FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

    If you are a shareholder of the Colonial High Yield Fund, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    If you are a shareholder of the Galaxy High Yield Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    In addition to offering shares in the Galaxy High Yield Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the Liberty Trust or the SteinRoe Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

  For Colonial High Yield Fund and Galaxy High Yield Fund shareholders:


    - The Statement of Additional Information of the Columbia High Yield Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


  For Colonial High Yield Fund shareholders only:

    - The Prospectus of the Colonial High Yield Fund dated May 1, 2002, as supplemented on November 5, 2002.

    - The Statement of Additional Information of the Colonial High Yield Fund dated May 1, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Colonial High Yield Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Colonial High Yield Fund dated June 30, 2002.

  For Galaxy High Yield Fund shareholders only:

    - The Prospectus of the Galaxy High Yield Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy High Yield Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy High Yield Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy High Yield Fund dated June 30, 2002.

    Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Colonial High Yield Fund, Galaxy High Yield Fund and Columbia High Yield Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of the Liberty Trust are recommending in Proposal 1 that the Columbia High Yield Fund acquire the Colonial High Yield Fund. The Trustees of Galaxy VIP are recommending in Proposal 2 that the Columbia High Yield Fund acquire the Galaxy High Yield Fund. This means that the Columbia High Yield Fund would acquire all of the assets and liabilities of the Colonial High Yield Fund and the Galaxy High Yield Fund in exchange for shares of the Columbia High Yield Fund. The Columbia High Yield Fund is a new "shell" portfolio of the Liberty Trust, and has the same investment goal, strategies, policies and restrictions as the Galaxy High Yield Fund. If the Acquisitions are approved and consummated, shareholders of the Acquired Funds will receive shares of the Columbia High Yield Fund with an aggregate net asset value equal to the aggregate net asset value of their Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree.


PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY HIGH YIELD FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?

Columbia Management Co. ("CMC"), the investment advisor to the Galaxy High Yield Fund and the Columbia High Yield Fund, and Liberty Advisory Services Corp. ("LASC"), the investment advisor to the Colonial High Yield Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. CMC, LASC and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.


The Trustees of the Liberty Trust recommend approval of the Acquisition of the Colonial High Yield Fund because it offers shareholders the opportunity to invest in a fund that is continuing the operations of the Galaxy High Yield Fund, that has better historic performance than the Colonial High Yield Fund, and that has an investment goal and strategies generally similar to those of the Colonial High Yield Fund. The

Trustees of Galaxy VIP recommend approval of the Acquisition of the Galaxy High Yield Fund because it offers shareholders the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base), as well as in a fund with an investment goal and strategies identical to those of the Galaxy High Yield Fund. In reviewing the Acquisition, the Trustees also considered the following matters:


  For the Colonial High Yield Fund

    - shareholders of the Colonial High Yield Fund will move into a fund with generally better historic performance; and

    - based on estimated expense ratios as of June 30, 2002, although shareholders of the Colonial High Yield Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 5 to the Annual Fund Operating Expenses table below), their net expenses (expenses after reduction by such waiver) are not expected to change.

  For the Galaxy High Yield Fund

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy High Yield Fund are expected to experience a decrease in expenses.

Please review "Reasons for the Acquisitions" in the Proposal relating to your Acquired Fund for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?


The following tables allow you to compare the management fees and expenses of the Colonial High Yield Fund and the Galaxy High Yield Fund and to analyze the estimated expenses that Columbia expects the Columbia High Yield Fund to bear in its first year following the Acquisitions. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Colonial High Yield Fund for its last fiscal year (ended December 31, 2001), for the Galaxy High Yield Fund for its last fiscal year (ended December 31, 2001), and those expected to be incurred by the Columbia High Yield Fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF EACH CLASS OF SHARES OF THE COLUMBIA HIGH YIELD FUND ARE EXPECTED TO BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF EACH OF THE ACQUIRED FUNDS (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 5 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITIONS, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF A CLASS OF

SHARES OF THE COLUMBIA HIGH YIELD FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF AN ACQUIRED FUND AS OF JUNE 30, 2002.

In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for the scenario in which the Columbia High Yield Fund acquires the Galaxy High Yield Fund, but not the Colonial High Yield Fund.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                   COLONIAL HIGH YIELD FUND
                                                  (FOR THE FISCAL YEAR ENDED
                                                      DECEMBER 31, 2001)
                                                  --------------------------
                                                  CLASS A            CLASS B
Management fee (%)                                  0.60               0.60
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)        0.00               0.25(2)
-----------------------------------------------------------------------------
Other expenses (%)                                  0.33               0.33
-----------------------------------------------------------------------------
Total annual fund operating expenses (%)            0.93               1.18(2)

                          GALAXY HIGH YIELD FUND
                        (FOR THE FISCAL YEAR ENDED    COLUMBIA HIGH YIELD FUND
                            DECEMBER 31, 2001)          (PRO FORMA COMBINED)
                        --------------------------   --------------------------
                                                     CLASS A            CLASS B
Management fee(3) (%)              0.69               0.69               0.69
-------------------------------------------------------------------------------
Distribution and
service (12b-1)
fees(1) (%)                        0.00               0.00               0.25(5)
-------------------------------------------------------------------------------
Other expenses (%)                 2.54(4)            0.47(5)            0.47(5)
-------------------------------------------------------------------------------
Total annual fund
operating expenses (%)             3.23(4)            1.16(5)            1.41(5)

---------------
(1) The Colonial High Yield Fund has adopted and, in connection with the merger the Columbia High Yield Fund will adopt, plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for each of the Colonial High Yield Fund's and the Columbia High Yield Fund's Class B shares. Distribution fees are paid out of the assets attributable to Class B shares.

(2) The Colonial High Yield Fund's advisor and distributor have voluntarily agreed to reimburse the expenses incurred by the Fund in excess of 0.95% for Class A and Class B shares. The distributor will first reimburse the Class B share distribution fee up to 0.25% to reach the 0.95% limit on Class B share expenses. The advisor will reimburse other expenses as necessary if additional reimbursement is needed to meet the limit for each class. If these waivers were reflected in the table, the distribution fee would be 0.02% and total annual fund operating expenses would be 0.95% for Class B shares. These arrangements may be modified or terminated at any time.

(3) The Galaxy High Yield Fund and the Columbia High Yield Fund pay a management fee of 0.60% and an administrative fee of 0.09%.

(4) The Galaxy High Yield Fund's advisor has voluntarily agreed to reimburse the expenses incurred by the Fund in excess of 1.60%. If this waiver were reflected in the table, other expenses would be 0.91% and total annual fund operating expenses would be 1.60%. This arrangement may be modified or terminated at any time.

(5) The Columbia High Yield Fund's advisor has agreed to waive 0.27% of other expenses and the distributor has agreed to waive 0.19% of the 12b-1 fee on Class B shares. If these waivers were reflected in the table, the distribution fee would be 0.06% for Class B shares, other expenses would be 0.20% and total annual fund operating expenses would be 0.89% and 0.95% for Class A and Class B shares, respectively. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.


The table below presents the pro forma combined Total Annual Fund Operating Expenses as of June 30, 2002, assuming that the Galaxy High Yield Fund, but not the Colonial High Yield Fund, approves the Acquisition:


                                                         COLUMBIA HIGH
                                                           YIELD FUND
                                                      (PRO FORMA COMBINED)
                                                      --------------------
                                                            CLASS A
                                                    ------------------------
Management fee (%)                                            0.69
----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                     0.00
----------------------------------------------------------------------------
Other expenses(6) (%)                                         2.45
----------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                   3.14

---------------
(6) The Columbia High Yield Fund's advisor has agreed to waive expenses incurred by the Fund in excess of 1.68%. If this waiver were reflected in the table, other expenses would be 0.99% and total annual fund operating expenses would be 1.68%. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Colonial High Yield Fund or the Galaxy High Yield Fund currently with the cost of investing in the Columbia High Yield Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLONIAL HIGH YIELD FUND
Class A                                     $ 95     $296     $  515     $1,143
--------------------------------------------------------------------------------
Class B                                     $120     $375     $  649     $1,432
--------------------------------------------------------------------------------

GALAXY HIGH YIELD FUND                      $326     $995     $1,688     $3,531
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND
(PRO FORMA COMBINED)*
Class A                                     $ 91     $342     $  612     $1,385
--------------------------------------------------------------------------------
Class B                                     $144     $446     $  771     $1,691
--------------------------------------------------------------------------------


* The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 5 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The table below presents the pro forma combined Example Expenses assuming that the Galaxy High Yield Fund, but not the Colonial High Yield Fund, approves the Acquisition:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA HIGH YIELD FUND
(PRO FORMA COMBINED)+
Class A                                     $171     $832     $1,518     $3,347
--------------------------------------------------------------------------------

+ The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that certain fixed costs involved in operating the Colonial High Yield Fund and the Galaxy High Yield Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Columbia High Yield Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE COLONIAL HIGH YIELD FUND, THE GALAXY HIGH YIELD FUND AND THE COLUMBIA HIGH YIELD FUND COMPARE?

This table shows the investment goal and principal investment strategies of the Colonial High Yield Fund and the Galaxy High Yield Fund. The investment goal, strategies, policies and restrictions of the Columbia High Yield Fund are identical to those of the Galaxy High Yield Fund.

                                              GALAXY HIGH YIELD FUND AND
      COLONIAL HIGH YIELD FUND                 COLUMBIA HIGH YIELD FUND
INVESTMENT GOAL: The Colonial High       INVESTMENT GOAL: Each Fund seeks a
Yield Fund seeks high current income     high level of current income by
and total return.                        investing primarily in lower-rated
                                         fixed income securities. Capital
                                         appreciation is a secondary objective
                                         when consistent with the objective of
                                         high current income.
PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES: Each
Colonial High Yield Fund seeks to        Fund seeks to achieve its investment
achieve its investment goal as           goal as follows:
follows:
- The Fund normally invests at least     - Under normal circumstances, the
  80% of its net assets (plus any          Fund invests at least 80% of its
  borrowings for investment purposes)      net assets (plus any borrowings for
  in lower-rated corporate debt            investment purposes) in high
  securities. These securities are         yielding corporate debt securities,
  rated BB through D by Standard &         such as bonds, debentures and
  Poor's, Ba through C by Moody's          notes, that are rated below
  Investors Service, Inc., or are          investment grade, i.e., BB or lower
  unrated securities determined by         by Standard & Poor's, Ba or lower
  the Fund's investment advisor to be      by Moody's Investors Service, Inc.,
  of comparable quality.                   or unrated securities which the
                                           Fund's investment advisor has
- The Fund may invest in equity            determined to be of comparable
  securities to seek capital               quality.
  appreciation, including common
  stocks, preferred stocks, warrants     - While credit ratings are an
  and debt securities convertible          important factor in evaluating
  into common stock.                       lower-rated securities, the advisor
                                           also considers a variety of other
- The Fund may invest in securities        factors when selecting portfolio
  issued or guaranteed by foreign          securities for the Fund. These
  governments or foreign companies,        factors may include the issuer's
  including securities issued in           experience and managerial strength,
  emerging market countries.               its changing financial condition,
                                           its borrowing requirements and debt
                                           maturity schedules, and its
                                           responsiveness to changes in
                                           business conditions and interest
                                           rates. Because of the number of
                                           considerations involved in
                                           investing in lower-rated debt
                                           securities, the success of the Fund
                                           in achieving its investment
                                           objective may be more dependent
                                           upon the advisor's credit analysis
                                           than would be the case if the Fund


                                              GALAXY HIGH YIELD FUND AND
      COLONIAL HIGH YIELD FUND                 COLUMBIA HIGH YIELD FUND
                                           invested in higher quality debt
                                           securities.

                                         - The Fund's average weighted
                                           maturity will vary from time to time
                                           depending on current market
                                           conditions and the advisor's
                                           assessment of probable changes in
                                           interest rates.

                                         - The Fund will sell a portfolio
                                           security when, as a result of changes
                                           in the economy or the performance
                                           of the security or other
                                           circumstances, the Fund's
                                           investment advisor believes that
                                           holding the security is no longer
                                           consistent with the Fund's
                                           investment objective.

                                         - The Fund may trade its investments
                                           frequently in trying to achieve its
                                           investment goal.


    The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:



    - The Colonial High Yield Fund may invest in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries. Investing in foreign securities is not a principal investment strategy for either the Galaxy High Yield Fund or the Columbia High Yield Fund, although each Fund may invest up to 20% of its total assets in fixed income securities of foreign issuers, including foreign governments, denominated in U.S. dollars.



    - The Colonial High Yield Fund may borrow money for temporary or emergency purposes up to 10% of its net assets, whereas the Galaxy High Yield Fund and Columbia High Yield Fund each may borrow money for temporary purposes in amounts not in excess of 33% of its total assets.

As noted above, the Funds have substantially similar investment strategies and are subject to similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF COLUMBIA HIGH YIELD FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?

Shareholders of the Colonial High Yield Fund will receive shares of the Columbia High Yield Fund of the same class and with the same characteristics as the shares they currently own.

Shareholders of the Galaxy High Yield Fund will receive Class A shares of the Columbia High Yield Fund. Class A shares are not subject to any 12b-1 fees or sales charges. Please see Appendix D for more information on Class A shares of the Columbia High Yield Fund.

Contract owners may not purchase or redeem shares of the Columbia High Yield Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

    As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                                   PROPOSAL 1
                       ACQUISITION OF COLONIAL HIGH YIELD
                        SECURITIES FUND, VARIABLE SERIES
                  BY COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Colonial High Yield Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Colonial High Yield Fund, the Liberty Trust, on behalf of the Columbia High Yield Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Colonial High Yield Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Columbia High Yield Fund, and how do they compare with those of the Colonial High Yield Fund?


    The Columbia High Yield Fund is subject to market risk, management risk, interest rate risk, credit risk and the risks associated with lower-rated securities and frequent trading. The Colonial High Yield Fund is subject to the same risks, as well as the risks associated with equity securities and investments in foreign securities and emerging markets. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Columbia High Yield Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy High Yield Fund and information regarding the federal income tax consequences of the Acquisitions.

 Shares You Will Receive

    If the Acquisition occurs, shareholders of the Colonial High Yield Fund will receive shares in the Columbia High Yield Fund of the same class as the shares they currently own in the Colonial High Yield Fund. In comparison to your Colonial High

Yield Fund shares, shares of the Columbia High Yield Fund will have the following characteristics:

    - Shares of the Columbia High Yield Fund will have an aggregate net asset value equal to the aggregate net asset value of your Colonial High Yield Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Columbia High Yield Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, CMC, the investment advisor to the Columbia High Yield Fund, and LASC, the investment advisor to the Colonial High Yield Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. The Liberty Trust is one of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of the Liberty Trust, including all Trustees who are not "interested persons" of the Liberty Trust, have determined that the Acquisition would be in the best interests of the Colonial High Yield Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on August 14, 2002 and October 9, 2002, the following reasons for the Colonial High Yield Fund to enter into the Acquisition:

    - The Acquisition offers shareholders of the Colonial High Yield Fund an investment in a fund with an investment goal and strategies generally similar to those of the Colonial High Yield Fund, but with a generally better historic performance record.


    - Based on estimated expense ratios as of June 30, 2002, although shareholders of the Colonial High Yield Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 5 to the Annual Fund Operating Expenses table above), net expenses (expenses after reduction by such waiver) are not expected to change.(*)


    The Trustees considered that most Contract owners with investments in the Colonial High Yield Fund who do not want to become investors in the Columbia High Yield Fund could reallocate their investment in the Colonial High Yield Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Columbia High Yield Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for Class A shares (the oldest existing fund class) of the Colonial High Yield Fund since it commenced operations, and for shares of the Galaxy High Yield Fund since it commenced operations. The Columbia High Yield Fund is continuing the operations of the Galaxy High Yield Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include any charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Statement of Additional Information.

---------------


  * Columbia has undertaken to maintain this waiver through the first anniversary of the consummation of the Acquisition, after which time this arrangement may be modified or terminated at any time, which may cause the expenses of the Columbia High Yield Fund to be higher than the estimated expenses of the Colonial High Yield Fund as of June 30, 2002.

                            COLONIAL HIGH YIELD FUND
[BAR CHART]

                                                                       COLONIAL HIGH YIELD FUND
                                                                       ------------------------
1999                                                                              1.65
2000                                                                             -6.89
2001                                                                             -2.82


The Fund's year-to-date total return through September 30, 2002, was -6.88%.

For period shown in bar chart:
Best quarter: 4th quarter 2001, +6.63%
Worst quarter: 3rd quarter 2001, -7.49%

                             GALAXY HIGH YIELD FUND
[BAR CHART]

                                                                        GALAXY HIGH YIELD FUND
                                                                        ----------------------
1999                                                                             0.56
2000                                                                             3.66
2001                                                                             6.18


The Fund's year-to-date total return through September 30, 2002, was -1.04%.

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%

    The following tables list each of the Colonial High Yield Fund's and the Galaxy High Yield Fund's average annual total returns for its shares for the one-year and life-of-fund periods ended December 31, 2001. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.


COLONIAL HIGH YIELD FUND(7)(8)

                                             INCEPTION
                                               DATE      1 YEAR   LIFE OF FUND
Class A (%)                                  5/19/98     -2.82       -2.98
------------------------------------------------------------------------------
Class B (%)                                   6/1/00     -2.96       -3.09
------------------------------------------------------------------------------
CS First Boston Index (%)                      N/A        5.78        0.02(9)
------------------------------------------------------------------------------
Lipper Average (%)                             N/A        1.08       -2.03(9)

---------------
 (7) The Fund's returns are compared to the CS First Boston High Yield Index ("CS First Boston Index"), a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield -- Annuities Funds Category ("Lipper Average"), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under Contracts. Sales charges are not reflected in the Lipper Average.

 (8) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to Class B's inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class B shares would have been lower.

 (9) Index performance information is from May 31, 1998 to December 31, 2001.

GALAXY HIGH YIELD FUND(10)

                                             INCEPTION
                                               DATE      1 YEAR   LIFE OF FUND
Shares (%)                                    3/3/98      6.18        5.18(11)
------------------------------------------------------------------------------
Merrill Lynch Index (%)                        N/A        6.20        1.42(12)
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (%)       N/A        8.44        6.85(12)

---------------
(10) The Fund changed its benchmark from the Lehman Brothers Aggregate Bond Index to the Merrill Lynch U.S. High Yield, Cash Pay Index (the "Merrill Lynch Index") because the Merrill Lynch Index tracks the performance of the types of securities that are more representative of those held by the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(11) The life-of-fund data for the Galaxy High Yield Fund covers periods prior to the inception of the Colonial High Yield Fund. From the date of inception of the Colonial High Yield Fund (5/19/98), the average annual total returns for shares of the Galaxy High Yield Fund would be 4.98%.

(12) Index performance information is from February 28, 1998 to December 31,
     2001.

THE TRUSTEES OF THE LIBERTY TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 1


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Colonial High Yield Fund, the Liberty Trust, on behalf of the Columbia High Yield Fund, and Columbia will require the affirmative vote of a majority of the shares of the Colonial High Yield Fund voted. A vote of the shareholders of the Columbia High Yield Fund is not needed to approve the Acquisition.


    IF THE ACQUISITION OF THE GALAXY HIGH YIELD FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATION OF THE COLONIAL HIGH YIELD FUND INTO THE COLUMBIA HIGH YIELD FUND WILL NOT PROCEED.

                                   PROPOSAL 2
             ACQUISITION OF GALAXY VIP COLUMBIA HIGH YIELD FUND II
                  BY COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Galaxy High Yield Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy High Yield Fund, the Liberty Trust, on behalf of the Columbia High Yield Fund, and Columbia, which is attached as Appendix B to this Prospectus/ Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Galaxy High Yield Fund under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Columbia High Yield Fund, and how do they compare with those of the Galaxy High Yield Fund?


    The Galaxy High Yield Fund is subject to market risk, management risk, interest rate risk, credit risk and the risks associated with lower-rated securities and frequent trading, which are also the risks to which the Columbia High Yield Fund is subject. The principal risks associated with each Fund are identical because the Funds have identical investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Galaxy High Yield Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy High Yield Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy High Yield Fund will receive Class A shares of the Columbia High Yield Fund. Please see Appendix D for more information on Class A shares of the Columbia High Yield Fund. In comparison to Galaxy High Yield Fund shares, Class A shares of the Columbia High Yield Fund issued to shareholders of the Galaxy High Yield Fund will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy High Yield Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Columbia High Yield Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, CMC, the investment advisor to the Galaxy High Yield Fund and the Columbia High Yield Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the Liberty Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of Galaxy VIP, including all Trustees who are not "interested persons" of Galaxy VIP, have determined that the Acquisition would be in the best interests of the Galaxy High Yield Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix B to this Prospectus/Proxy Statement.


---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy High Yield Fund to enter into the Acquisition:


    - The Acquisition offers shareholders of the Galaxy High Yield Fund the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base), as well as in a fund with an investment goal and strategies identical to those of the Galaxy High Yield Fund.


    - Based on estimated expense ratios as of June 30, 2002, expenses are expected to decrease as a percentage of fund assets.

    The Trustees considered that most Contract owners with investments in the Galaxy High Yield Fund who do not want to become investors in the Columbia High Yield Fund could reallocate their investment in the Galaxy High Yield Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Columbia High Yield Fund will achieve any particular level of performance after the Acquisition.

PERFORMANCE INFORMATION

    The bar chart below shows the percentage gain or loss in each calendar year for shares of the Galaxy High Yield Fund since it commenced operations; the Columbia High Yield Fund is continuing the operations of the Galaxy High Yield Fund. It should give you a general idea of how the Fund's return has varied from year to year. The chart includes the effects of Fund expenses, but does not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in the Galaxy High Yield Fund's Statement of Additional Information.

                             GALAXY HIGH YIELD FUND
[BAR CHART]

                                                                        GALAXY HIGH YIELD FUND
                                                                        ----------------------
1999                                                                             0.56
2000                                                                             3.66
2001                                                                             6.18


The Fund's year-to-date total return through September 30, 2002, was -1.04%.

For period shown in bar chart:
Best quarter: 1st quarter 2001, +4.60%
Worst quarter: 3rd quarter 1999, -1.71%


    The following table lists the Galaxy High Yield Fund's average annual total return for its shares for the one-year and life-of-fund periods ended December 31, 2001 for its class of shares. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of this table, you can compare the Fund's performance with the performance of a broad-based market index.


GALAXY HIGH YIELD FUND(13)

                                               INCEPTION
                                                 DATE      1 YEAR   LIFE OF FUND
Shares (%)                                     3/3/98       6.18        5.18
--------------------------------------------------------------------------------
Merrill Lynch Index (%)                          N/A        6.20        1.42(14)
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (%)         N/A        8.44        6.85(14)

---------------
(13) The Fund changed its benchmark from the Lehman Brothers Aggregate Bond Index to the Merrill Lynch U.S. High Yield, Cash Pay Index (the "Merrill Lynch Index") because the Merrill Lynch Index tracks the performance of the types of securities that are more representative of those held by the Fund. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(14) Index performance information is from February 28, 1998 to December 31,
     2001.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 2


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy High Yield Fund, the Liberty Trust, on behalf of the Columbia High Yield Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy High Yield Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Galaxy High Yield Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy High Yield Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Galaxy High Yield Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Columbia High Yield Fund is not needed to approve the Acquisition.

    IF THE ACQUISITION OF THE GALAXY HIGH YIELD FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS AS SET FORTH IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

                  INFORMATION APPLICABLE TO PROPOSALS 1 AND 2

  General

    The Trustees of the Liberty Trust and Galaxy VIP are proposing that the Columbia High Yield Fund acquire each of the Acquired Funds. If only the Galaxy High Yield Fund shareholders approve the Acquisition, the reorganization of the Galaxy High Yield Fund into the Columbia High Yield Fund will proceed as set forth in Proposal 2. If shareholders of the Galaxy High Yield Fund do not approve its Acquisition, regardless of whether Colonial High Yield Fund shareholders approve its Acquisition, the reorganizations contemplated in this Prospectus/Proxy Statement will not proceed.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law, the Declaration of Trust of the Liberty Trust or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in their Acquired Fund among other investments available through their Contract prior to or following the Acquisition of their Acquired Fund.

  Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around April 7, 2003, or on such other date as the parties may agree, each under a separate Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization relating to the acquisition of the Colonial High Yield Fund is attached as Appendix A to this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization relating to the acquisition of the Galaxy High Yield Fund is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix A and/or Appendix B, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of Reorganization:


    - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Columbia High Yield Fund in exchange for shares of the Columbia High Yield Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of each class of the Columbia High Yield Fund received by each Acquired Fund will be distributed to such Acquired Fund's shareholders pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

    - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the Liberty Trust.

 Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Colonial High Yield Fund and the Galaxy High Yield Fund as of September 30, 2002, and of the Columbia High Yield Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Colonial High Yield Fund and the Galaxy High Yield Fund by the Columbia High Yield Fund at net asset value as of that date.

                                                                           COLUMBIA HIGH
                                                                            YIELD FUND
                               COLONIAL HIGH   GALAXY HIGH    PRO FORMA      PRO FORMA
                                YIELD FUND     YIELD FUND*   ADJUSTMENTS    COMBINED(a)
                               -------------   -----------   -----------   -------------
Class A
Net asset value..............   $ 9,635,003                  $ 2,250,857    $11,885,860
Shares outstanding...........     1,582,178                     (227,026)     1,355,152
Net asset value per share....   $      6.09                                 $      8.77
Class B
Net asset value..............   $11,078,189                  $        --    $11,078,189
Shares outstanding...........     1,830,651                     (567,460)     1,263,191
Net asset value per share....   $      6.05                                 $      8.77
Shares
Net asset value..............                  $2,250,857    $(2,250,857)            --
Shares outstanding...........                     256,520       (256,520)            --
Net asset value per share....                  $     8.77                            --

---------------
 * The Galaxy High Yield Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Columbia High Yield Fund).

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Columbia High Yield Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia High Yield Fund that actually will be received on or after such date.

    The following table shows on an unaudited basis the capitalization of the Galaxy High Yield Fund as of September 30, 2002, and of the Columbia High Yield Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy High Yield Fund by the Columbia High Yield Fund at net asset value as of that date.

                                                                        COLUMBIA HIGH
                                                                         YIELD FUND
                                            GALAXY HIGH    PRO FORMA      PRO FORMA
                                            YIELD FUND*   ADJUSTMENTS    COMBINED(a)
                                            -----------   -----------   -------------
Class A
Net asset value...........................                $ 2,250,857    $2,250,857
Shares outstanding........................                    256,520       256,520
Net asset value per share.................                               $     8.77
Shares
Net asset value...........................  $2,250,857    $(2,250,857)           --
Shares outstanding........................     256,520       (256,520)           --
Net asset value per share.................  $     8.77                           --

---------------
 * The Galaxy High Yield Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Columbia High Yield Fund).

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Columbia High Yield Fund will be received by the shareholders of the Galaxy High Yield Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia High Yield Fund that actually will be received on or after such date.

 Financial Highlights of the Columbia High Yield Fund


    The Galaxy High Yield Fund will be the accounting survivor of its proposed merger with the Columbia High Yield Fund, which means that the financial and accounting records of the Galaxy High Yield Fund for periods prior to the merger will be carried forward by the Columbia High Yield Fund. The financial highlights table will help you understand the financial performance of the Galaxy High Yield Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Galaxy High Yield Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year ended December 31, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Galaxy High Yield Fund's financial statements, is included in the Galaxy High Yield Fund's annual report, which is available upon request. The information for the fiscal period ended December 31, 1998 was audited by the Galaxy High Yield Fund's former auditors, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Financial highlights for a share outstanding throughout each period.

                                           (UNAUDITED)      YEARS ENDED DECEMBER 31,   PERIOD ENDED
                                         SIX MONTHS ENDED   ------------------------   DECEMBER 31,
                                            6/30/2002        2001     2000     1999      1998(a)
                                         ----------------   ------   ------   ------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...       $ 9.29        $ 9.35   $ 9.70   $10.36      $10.00
                                              ------        ------   ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)............         0.29          0.64     0.69     0.70        0.49
Net realized and unrealized gain (loss)
 on investments(c).....................        (0.34)        (0.07)   (0.35)   (0.65)       0.45
                                              ------        ------   ------   ------      ------
 Total from Investment Operations......        (0.05)         0.57     0.34     0.05        0.94
                                              ------        ------   ------   ------      ------
LESS DISTRIBUTIONS:
Distributions from net investment
 income................................        (0.28)        (0.63)   (0.69)   (0.70)      (0.49)
Distributions from net realized capital
 gains.................................           --            --       --    (0.01)      (0.09)
                                              ------        ------   ------   ------      ------
 Total Distributions...................        (0.28)        (0.63)   (0.69)   (0.71)      (0.58)
                                              ------        ------   ------   ------      ------
Net increase (decrease) in net asset
 value.................................        (0.33)        (0.06)   (0.35)   (0.66)       0.36
                                              ------        ------   ------   ------      ------
NET ASSET VALUE, END OF PERIOD.........       $ 8.96        $ 9.29   $ 9.35   $ 9.70      $10.36
                                              ======        ======   ======   ======      ======
 Total Return..........................        (0.53)%**      6.18%    3.66%    0.56%       9.61%**
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s).......       $2,472        $2,421   $2,188   $2,403      $2,454
RATIOS TO AVERAGE NET ASSETS:
Net investment income including
 reimbursement/waiver(c)...............         6.48%*        6.89%    7.29%    7.00%       6.18%*
Operating expenses including
 reimbursement/waiver..................         1.68%*        1.60%    1.60%    1.60%       1.60%*
Operating expenses excluding
 reimbursement/waiver..................         3.15%*        3.23%    3.18%    2.89%       4.25%*
Portfolio Turnover Rate................           23%**         54%      46%      35%         89%**

---------------
 * Annualized

 ** Not Annualized

(a) The Fund commenced operations on March 3, 1998.

(b) Net investment income per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.23, $0.47, $0.54, $0.57 and $0.28, respectively.

(c) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively.

  Federal Income Tax Consequences

    Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Columbia High Yield Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Columbia High Yield Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Columbia High Yield Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Columbia High Yield Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Columbia High Yield Fund's tax basis in the assets that the Columbia High Yield Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Columbia High Yield Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

    Each opinion is, and the confirming letter will be, based on certain factual certifications made by officers of the Liberty Trust and Galaxy VIP. No opinion or confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

                                    GENERAL

VOTING INFORMATION

    The Trustees of the Liberty Trust and Galaxy VIP are soliciting proxies from the shareholders of the Colonial High Yield Fund and the Galaxy High Yield Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


    As of December 2, 2002, the Colonial High Yield Fund had 1,830,055 Class A shares and 2,350,897 Class B shares outstanding, and the Galaxy High Yield Fund had 245,636 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Colonial High Yield Fund are entitled to cast one vote for each share owned on the record date. Shareholders of the Galaxy High Yield Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Colonial High Yield Fund and more than fifty percent (50%) of the shares of the Galaxy High Yield Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. With respect to the Colonial High Yield Fund, these shares will not be counted as having voted and therefore will have no effect on Proposal 1. With respect to the Galaxy High Yield Fund, these shares will not be counted as having voted in favor of Proposal 2, and therefore they will have the same effect as if they cast votes against Proposal 2.

    Share Ownership. As of December 2, 2002, the Liberty Trust believes that the officers and Trustees of the Liberty Trust, as a group, beneficially owned less than 1% of each class of shares of the Colonial High Yield Fund and of the Liberty Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Galaxy High Yield Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the Funds:


                                                            PERCENTAGE OF           PERCENTAGE OF
                                                        OUTSTANDING SHARES OF   OUTSTANDING SHARES OF
                                                         CLASS OWNED BEFORE       CLASS OWNED UPON
                                                           CONSUMMATION OF         CONSUMMATION OF
FUND AND CLASS          SHAREHOLDER NAME AND ADDRESS        ACQUISITIONS            ACQUISITIONS*
--------------          ----------------------------    ---------------------   ---------------------
COLONIAL HIGH YIELD
  FUND
CLASS A..............  Keyport Benefit Life Insurance           12.47%                  10.46%
                       Company
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company           86.17%+                 72.29%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

CLASS B..............  Keyport Benefit Life Insurance           14.84%                  14.84%
                       Company
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company           84.29%+                 84.29%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

GALAXY HIGH YIELD
  FUND
                       American Skandia                         61.27%+                  9.87%
                       One Corporate Drive
                       P.O. Box 883
                       Shelton, CT 06484-0883

                       American Express Life                    19.16%                   3.09%
                       829 AXP Financial Center
                       Minneapolis, MN 55474

                       American Express Life                     5.50%                   0.89%
                       Insurance
                       829 AXP Financial Center
                       Minneapolis, MN 55474

                       Columbia Management Group, Inc           14.06%                   2.26%
                       One Financial Center
                       Boston, MA 02111

---------------
* Indicates the percentage of Columbia High Yield Fund shares to be owned of record or beneficially upon consummation of the Acquisitions on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the relevant Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Acquired Funds or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the relevant Acquired Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisitions described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If either Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1 and 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the Liberty Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the Liberty Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the Liberty Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of the Colonial High Yield Fund's investment advisor, Liberty Advisory Services Corp., and sub-advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Galaxy High Yield Fund's and the Columbia High Yield Fund's investment advisor, Columbia Management Co., is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Colonial High Yield Securities Fund, Variable Series (the "Acquired Fund"), a series of the Trust, the Trust, on behalf of the Columbia High Yield Fund, Variable Series (the "Acquiring Fund"), a series of the Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class B shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia High Yield Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among The Galaxy VIP Fund, on behalf of the Galaxy VIP Columbia High Yield Fund II, the Trust, on behalf of the Acquiring Fund, and Columbia;


       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/ Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class B shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, hereby covenants and agrees as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class B shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the

            Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The obligations of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust, on behalf of the Acquired Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the

            Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. In addition, the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           LIBERTY VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Colonial High Yield
                                           Securities Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           LIBERTY VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Columbia High Yield
                                           Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By:      /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Columbia High Yield Fund II (the "Acquired Fund"), a series of the Trust, Liberty Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Columbia High Yield Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the

        Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia High Yield Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the

            Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among the Acquiring Trust, on behalf of the Colonial High Yield Securities Fund, the Acquiring Trust, on behalf of the Acquiring Fund, and Columbia;


       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration

            Statement referred to in paragraph 5.3) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3 For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition

            Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring

        Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the

         Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP Columbia High
                                           Yield Fund II


                                           By: /s/ J. KEVIN CONNAUGHTON
                                               ---------------------------------
                                           Name: J. Kevin Connaughton
                                                 -------------------------------
                                           Title: Treasurer
                                                  ------------------------------


ATTEST:


/s/ RUSSELL L. KANE
---------------------------------
Name: Russell L. Kane
      ---------------------------
Title: Assistant Secretary
       --------------------------



                                           LIBERTY VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Columbia High Yield
                                           Fund, Variable Series


                                           By: /s/ J. KEVIN CONNAUGHTON
                                               ---------------------------------
                                           Name: J. Kevin Connaughton
                                                 -------------------------------
                                           Title: Treasurer
                                                  ------------------------------



ATTEST:


/s/ RUSSELL L. KANE
---------------------------------
Name: Russell L. Kane
      ---------------------------
Title: Assistant Secretary
       --------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By: /s/ KEITH T. BANKS
                                               -------------------------------
                                           Name: Keith T. Banks
                                                 -----------------------------
                                           Title: President
                                                  ----------------------------



ATTEST:


/s/ JEAN S. LOEWENBERG
-----------------------------------------
Name: Jean S. Loewenberg
      -----------------------------------
Title: Secretary and General Counsel
       ----------------------------------

                                                                      APPENDIX C

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                     GALAXY VIP COLUMBIA HIGH YIELD FUND II

PORTFOLIO REVIEWS

    Jeffrey L. Rippey has managed the Galaxy VIP Columbia High Yield Fund II since 1998. A Vice President of Columbia Management Co., Mr. Rippey has managed fixed income portfolios since 1981.

    Kurt M. Havnaer, also a Vice President of Columbia Management Co., has served as co-manager of the Fund since 2000.

GALAXY VIP COLUMBIA HIGH YIELD FUND II
JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS

    The Galaxy VIP Columbia High Yield Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.

    At a time of significant volatility in the high yield market, and concern over issuer defaults, the Fund benefited from its emphasis on companies with improving fundamentals. Of further benefit was a sharp cut in debt of telecommunications firms, which experienced severe price erosion during the year. These positive contributions helped the Fund earn a total return of 6.18% for the 12 months ended December 31, 2001. Over the same period, the high yield bond funds tracked by Lipper and the Lehman Brothers Aggregate Bond Index had total returns of -1.04% and 8.44%, respectively, and the Merrill Lynch U.S. High Yield, Cash Pay Index had a total return of 6.20%. The Merrill Lynch U.S. High Yield, Cash Pay Index will be the Fund's broad benchmark going forward because it resembles the Fund's investment strategy more accurately than the Lehman Brothers Aggregate Bond Index.

MANAGING CREDIT CONCERNS

    Following a big rally at the start of 2001, when the Fed began to cut interest rates, the high yield sector weakened significantly in the second and third quarters as the economic outlook deteriorated. High yield issues then rebounded strongly in the fourth quarter, as continued cuts in interest rates caused the economic outlook to brighten. While the level of issuer defaults and downgrades in credit quality reached all-time highs during the year, there were no defaults by issuers of debt held by the Fund during that time, and issuers of Fund positions experienced more upgrades than downgrades.

    Credit concerns were particularly damaging to the telecommunications sector. The Fund benefited in this environment from a telecommunications weighting that was significantly less than the weightings in that sector for its market benchmark.

    The Fund reduced its telecommunications weighting by more than 8% during the reporting period, due to deteriorating fundamentals. With the proceeds from these sales, weightings were increased in more defensive sectors, including the health care and consumer groups.

IMPROVING OUTLOOK SHOULD BENEFIT HIGH YIELD SECTOR

    Although the timing and size of an economic recovery may remain uncertain in months to come, we believe that the high yield market can benefit from an improving outlook and offer compelling returns. In this environment, we plan to maintain a relatively conservative investment strategy and purchase securities from industry sectors with less economic sensitivity. Although we have started to trade some higher-quality, lower-yielding issues for lower-quality bonds with higher yields, further use of this strategy will depend on our future expectations for the timing and strength of an economic recovery.

                     GALAXY VIP COLUMBIA HIGH YIELD FUND II
            DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001
[BAR CHART]

Corporate Notes and Bonds                                                         86
U.S. Government Obligations                                                        8
Investment Company & Net Other Assets and Liabilities                              6

                     GALAXY VIP COLUMBIA HIGH YIELD FUND II
                         GROWTH OF $10,000 INVESTMENT*
[INVESTMENT COMPARISON BAR GRAPH]

                                                GALAXY VIP COLUMBIA HIGH    LEHMAN BROTHERS AGGREGATE    MERRILL LYNCH U.S. HIGH
                                                      YIELD FUND II                BOND INDEX             YIELD CASH PAY INDEX
                                                ------------------------    -------------------------    -----------------------
3/3/98                                                  10000.00                    10000.00                    10000.00
12/31/98                                                10739.00                    10961.00                    10172.00
6/30/99                                                 10592.00                    10975.00                    10351.00
12/31/99                                                11022.00                    10651.00                    10332.00
6/30/00                                                 11120.00                    11076.00                    10210.00
12/31/00                                                11426.00                    11889.00                     9941.00
6/30/01                                                 11840.00                    12319.00                    10424.00
12/31/01                                                12133.00                    12893.00                    10557.00

---------------

* Since inception on 3/3/98. The Lehman Brothers Aggregate Bond Index, in which investors cannot invest, is an unmanaged index comprised of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Merrill Lynch U.S. High Yield, Cash Pay Index, in which investors cannot invest, is an unmanaged index comprised of non-investment grade corporate bonds. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                                                                      APPENDIX D

            INFORMATION APPLICABLE TO CLASS A AND CLASS B SHARES OF
                   COLUMBIA HIGH YIELD FUND, VARIABLE SERIES


    Liberty Variable Investment Trust ("Trust") includes various separate mutual funds, including the Columbia High Yield Fund, Variable Series ("Fund"), each with its own investment goal and strategies. Columbia Management Co. ("CMC") is the Fund's advisor.


    The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD").

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

    CREDIT RISK. The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

    LOWER-RATED DEBT SECURITIES, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

    FREQUENT TRADING RISK. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Columbia Management Co.


    CMC, located at 1300 S.W. Sixth Avenue, Portland, Oregon 97207, is the Fund's investment advisor. CMC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). CMC has been an investment advisor since 1969. As of September 30, 2002, CMC managed approximately $16.6 billion in assets.



    CMC manages the assets of the Fund under the supervision of the Trust's Board of Trustees. CMC determines which securities and other instruments are purchased and sold for the Fund. CMC may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with CMC or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. CMC will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


  Portfolio Managers


       Jeffrey L. Rippey, a Vice President of CMC, has managed the Fund since it began operations in March, 1998. Mr. Rippey, along with Mr. Havnaer, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Rippey has been with CMC since 1981.



       Kurt M. Havnaer, a Vice President of CMC, has co-managed the Fund since September, 2000. Mr. Havnaer, along with Mr. Rippey, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Prior to joining CMC in 1996, Mr. Havnaer worked as a Portfolio Manager, Analyst and Trader for SAFECO Asset Management Company.


RULE 12b-1 PLAN

    The Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 3 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Structure Risk. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

    Zero Coupon Bonds. Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.

    Convertible Securities. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

    Derivative Strategies. The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

    Pricing Risk. The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for Fund shares when you sell.

    Early Closing Risk. The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually.

All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 2

                       LIBERTY VARIABLE INVESTMENT TRUST

                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


         This Statement of Additional Information (the "SAI") relates to the proposed Acquisitions (the "Acquisitions") of the Colonial High Yield Securities Fund, Variable Series (the "Colonial Fund"), a series of Liberty Variable Investment Trust, and the Galaxy VIP Columbia High Yield Fund II (the "Galaxy Fund" and together with the Colonial Fund, the "Acquired Funds"), a series of The Galaxy VIP Fund, by the Columbia High Yield Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust. The Acquiring Fund is a newly organized "shell" portfolio of Liberty Variable Investment Trust.


         This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisitions. As described in the Prospectus/Proxy Statement, the Acquisitions would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Funds. The Galaxy Fund will be the survivor for accounting purposes.


         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Funds         2
II.      Financial Statements                                                           2

I.       Additional Information about the Acquiring Fund and the Acquired Funds.


         Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated December 31, 2002.


         Further information about the Colonial Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Fund dated May 1, 2002.

         Further information about the Galaxy Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Fund dated April 30, 2002, as supplemented.

II.      Financial Statements.

         This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Colonial Fund, which reports contain historical financial information regarding the Colonial Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Galaxy Fund, which reports contain historical financial information regarding the Galaxy Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         Pro forma financial statements of the Acquiring Fund for the Acquisitions are provided on the following pages. The pro forma financial statements for each scenario where only one Acquired Fund is merged into the Acquiring Fund have not been provided because each Acquired Fund's financial statements have been incorporated by reference into the Statement of Additional Information.

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES
                     GALAXY VIP COLUMBIA HIGH YIELD FUND II
                                       AND
                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of June 30, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended June 30, 2002 presents the results of operations of the Columbia High Yield Fund, Variable Series as if the combination with the Acquired Funds had been consummated at July 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at July 1, 2001. These historical statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at June 30, 2002, and for the twelve-month period then ended.


The pro forma statements give effect to the proposed transfer of all of the assets of each of the Acquired Funds to the Columbia High Yield Fund, Variable Series in exchange for the assumption by the Columbia High Yield Fund, Variable Series of all of the liabilities of each of the Acquired Funds and for a number of shares of the Columbia High Yield Fund, Variable Series equal in value to the value of the net assets of each of the Acquired Funds transferred to the Columbia High Yield Fund, Variable Series. Assuming its shareholders approve the combination, the Galaxy VIP Columbia High Yield Fund II will be the accounting survivor for financial statement purposes.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquired Funds incorporated by reference in this Statement of Additional Information.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------

                                                               Galaxy VIP         Colonial                          Columbia High
                                                                Columbia         High Yield                         Yield Fund VS
                                                               High Yield        Securities         Pro Forma         Pro Forma
                                                                  Fund             Fund VS         Adjustments        Combined
                                                               ----------        ----------        -----------      -------------
ASSETS
Investments, at cost                                          $  2,415,687      $ 24,453,336                        $ 26,869,023
                                                              ------------      ------------                        ------------
Investments, at value                                         $  2,410,161      $ 21,126,167                        $ 23,536,328
Cash                                                                    10                11                                  21
Receivable for:
   Investments sold                                                 21,975            56,635                              78,610
   Fund shares sold                                                  1,312             9,527                              10,839
   Interest and dividends                                           46,398           506,933                             553,331
Deferred Trustees' compensation plan                                    --             2,274                               2,274
Other assets                                                         6,042             1,660                               7,702
                                                              ------------      ------------                        ------------
     Total Assets                                                2,485,898        21,703,207                          24,189,105
                                                              ------------      ------------                        ------------

LIABILITIES
Net unrealized depreciation on forward currency contracts               --            10,291                              10,291
Payable for:
   Fund shares repurchased                                           4,001           126,236                             130,237
   Expense reimbursement due to Distributor                             --             7,708                               7,708
   Payable to administrator                                          2,765                --                               2,765
   Management fee                                                       --            12,807                              12,807
   Trustees' fee                                                        62               172                                 234
   Bookkeeping fee                                                      --             1,873                               1,873
   Transfer agent fee                                                   --               631                                 631
Deferred Trustees' fee                                                  --             2,274                               2,274
Other liabilities                                                    6,664            20,669                              27,333
                                                              ------------      ------------                        ------------
     Total Liabilities                                              13,492           182,661                             196,153
                                                              ------------      ------------                        ------------
NET ASSETS                                                    $  2,472,406      $ 21,520,546                        $ 23,992,952
                                                              ============      ============                        ============

Paid in capital                                               $  2,751,158      $ 30,281,306                        $ 33,032,464
Undistributed net investment income                                 14,729         1,335,790                           1,350,519
Accumulated net realized loss                                     (287,955)       (6,766,616)                         (7,054,571)
Net unrealized depreciation on:
   Investments                                                      (5,526)       (3,327,169)                         (3,332,695)
   Foreign currency translations                                        --            (2,765)                             (2,765)
                                                              ------------      ------------                        ------------
NET ASSETS                                                    $  2,472,406      $ 21,520,546                        $ 23,992,952
                                                              ============      ============                        ============

Net assets - Class A                                          $         --      $ 10,580,914       2,472,406{b}     $ 13,053,320
                                                              ============      ============                        ============
Shares outstanding - Class A                                            --         1,685,572        (228,795){a}{b}    1,456,777
                                                              ============      ============                        ============
Net asset value and offering
   price per share - Class A                                  $         --      $       6.28                        $       8.96
                                                              ============      ============                        ============

Net assets - Class B                                          $         --      $ 10,939,632                --      $ 10,939,632
                                                              ============      ============                        ============
Shares outstanding - Class B                                            --         1,753,088        (532,147){a}       1,220,941
                                                              ============      ============                        ============
Net asset value and offering
   price per share - Class B                                  $         --      $       6.24                        $       8.96
                                                              ============      ============                        ============

Net assets                                                    $  2,472,406      $         --      (2,472,406){b}    $         --
                                                              ============      ============                        ============
Shares outstanding                                                 275,871                --        (275,871){b}              --
                                                              ============      ============                        ============
Net asset value and offering
   price per share                                            $       8.96      $         --                        $         --
                                                              ============      ============                        ============


{a} New class shares of the surviving fund transferred at NAV of surviving fund.
{b} The existing class of shares will be redesignated as Class A shares on the date of the Acquisition.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                           Galaxy VIP        Colonial                           Columbia High
                                                            Columbia        High Yield                          Yield Fund VS
                                                           High Yield       Securities        Pro Forma           Pro Forma
                                                             Fund            Fund VS         Adjustments          Combined
                                                          ------------     ------------     ------------        -------------
INVESTMENT INCOME
Dividends                                                  $   1,464       $    95,028                           $    96,492
Interest                                                     198,033         2,398,621                             2,596,654
                                                         -----------       -----------       -----------         -----------
   Total Investment Income                                   199,497         2,493,649                             2,693,146

EXPENSES
Management fee                                                14,450           155,678                               170,128
Administration fee                                             2,047                --            22,072 (a)          24,119
Distribution fee - Class B                                        --            21,870                                21,870
Bookkeeping fee                                               29,987            12,467            12,198 (a)          54,652
Trustees' fee                                                     18             7,454               192 (b)           7,664
Amortization of organization costs                             2,198                --                                 2,198
Other expenses                                                27,188            62,041           (37,311)(c)          51,918
                                                         -----------       -----------       -----------         -----------
   Total Expenses                                             75,888           259,510            (2,849)            332,549
Expense reimbursement                                        (36,324)                            (40,289)            (76,613)
Fees waived by Distributor - Class B                              --           (16,480)             (146)(a)         (16,626)
Custody credits earned                                            --              (226)                                 (226)
                                                         -----------       -----------       -----------         -----------
   Net Expenses                                               39,564           242,804           (43,284)            239,084
                                                         -----------       -----------       -----------         -----------
   Net Investment Income                                     159,933         2,250,845            43,284           2,454,062
                                                         -----------       -----------       -----------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency             --        (4,466,213)                           (4,466,213)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                         7,414           815,036                               822,450
                                                         -----------       -----------                           -----------
   Net Loss                                                    7,414        (3,651,177)                           (3,643,763)
                                                         -----------       -----------       -----------         -----------
Decrease in Net Assets from Operations                   $   167,347       $(1,400,332)           43,284         $(1,189,701)
                                                         ===========       ===========       ===========         ===========




(a) Based on the contract in effect for the surviving fund.
(b) Based on the fee structure for the Liberty Board of Trustees.
(c) Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

No pro forma adjustments are shown in the following table because the Acquiring Fund's investment restrictions would not require the sale of any portfolio investments.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
June 30, 2002 (unaudited)

GALAXY VIP  COLONIAL
 COLUMBIA  HIGH YIELD                                                                            GALAXY VIP   COLONIAL
   HIGH    SECURITIES                                                                             COLUMBIA   HIGH YIELD
YIELD FUND    FUND              CORPORATE FIXED-INCOME BONDS &                                      HIGH     SECURITIES
SHARES OR  SHARES OR  PRO FORMA  NOTES - 91.0%                                                   YIELD FUND     FUND      PRO FORMA
   PAR        PAR     COMBINED  CONSTRUCTION - 5.4%                 COUPON        MATURITY          VALUE      VALUE       COMBINED
                                BUILDING CONSTRUCTION - 5.4%
  $      - $  100,000 $ 100,000 Associated Materials, Inc.           9.750%       4/15/2012     $         - $    103,000 $   103,000

         -     50,000    50,000 Atrium Companies, Inc.              10.500%        5/1/2009               -       50,250      50,250

         -     65,000    65,000 Coagulum Corp.,                      8.625%        8/1/2008               -       52,650      52,650

         -    260,000   260,000 D.R. Horton, Inc.                    9.750%       9/15/2010               -      273,000     273,000

                                KB Home:
         -    115,000   115,000                                      8.625%      12/15/2008               -      119,025     119,025
    50,000          -    50,000                                      9.500%       2/15/2011          51,625            -      51,625

         -      5,000     5,000 K. Hovnanian Enterprises, Inc.:      8.875%        4/1/2012 (a)           -        4,950       4,950
         -    160,000   160,000                                     10.500%       10/1/2007               -      175,200     175,200

         -    135,000   135,000 Lennar Corp.                         7.625%        3/1/2009               -      139,725     139,725

         -     85,000    85,000 Ryland Group, Inc.                   9.125%       6/15/2011               -       90,100      90,100

         -    175,000   175,000 Standard Pacific Corp.               9.250%       4/15/2012               -      175,000     175,000

    50,000          -    50,000 Toll Corp.                           8.000%        5/1/2009          49,875            -      49,875
                                                                                                ------------------------------------
                                                                                                    101,500    1,182,900   1,284,400
                                                                                                ------------------------------------

                                FINANCE, INSURANCE & REAL
                                 ESTATE - 3.5%
                                DEPOSITORY INSTITUTIONS - 1.6%

         -    350,000   350,000 Sovereign Bancorp, Inc.             10.500%      11/15/2006               -      394,513     394,513
                                                                                                ------------------------------------

                                FINANCIAL SERVICES - 1.4%

         -    140,000   140,000 Intertek Finance PLC                10.250%       11/1/2006               -      147,175     147,175

    50,000          -    50,000 Tech Olympic USA, Inc.               9.000%        7/1/2010 (a)      49,500            -      49,500

         -    150,000   150,000 Williams Scotsman, Inc.              9.875%        6/1/2007               -      144,000     144,000
                                                                                                ------------------------------------
                                                                                                     49,500      291,175     340,675
                                                                                                ------------------------------------
                                HOLDING COMPANIES - 0.1%

    25,000          -    25,000 Kansas City Southern                 7.500%       6/15/2009          25,156            -      25,156
                                                                                                ------------------------------------

                                REAL ESTATE INVESTMENT
                                 TRUSTS - 0.4%

    50,000          -    50,000 Health Care REIT, Inc.               7.500%       8/15/2007          52,512            -      52,512

    50,000          -    50,000 MeriStar Hospitality Operating
                                 Partnership Finance Corp.          10.500%       6/15/2009 (a)      50,750            -      50,750
                                                                                                ------------------------------------
                                                                                                    103,262            -     103,262
                                                                                                ------------------------------------


                                MANUFACTURING - 28.7%

                                AUTO PARTS & EQUIPMENT - 0.5%

    50,000          -    50,000 American Axle & Manufacturing, Inc.  9.750%        3/1/2009          53,250            -      53,250

    25,000          -    25,000 Dura Operating Corp. Series D        9.000%        5/1/2009          24,375            -      24,375

    50,000          -    50,000 Lear Corp., Series B                 7.960%       5/15/2005          51,583            -      51,583
                                                                                                ------------------------------------
                                                                                                    129,208            -     129,208
                                                                                                ------------------------------------

                                CHEMICALS & ALLIED PRODUCTS - 7.0%

         -     65,000    65,000 Acetex Corp.                        10.875%        8/1/2009               -       67,925      67,925

         -     80,000    80,000 Avecia Group PLC                    11.000%        7/1/2009               -       80,000      80,000

         -  1,070,000 1,070,000 Huntsman ICI Holdings LLC                (b)     12/31/2009               -      256,800     256,800

         -    155,000   155,000 Koppers Industries, Inc.             9.875%       12/1/2007               -      155,775     155,775

         -    150,000   150,000 Lyondell Chemical Co.                9.500%      12/15/2008               -      139,500     139,500

         -    125,000   125,000 MacDermid, Inc.                      9.125%       7/15/2011               -      131,250     131,250

         -    120,000   120,000 Messer Griesheim Holding Co. EUR    10.375%        6/1/2011               -      127,315     127,315

         -     80,000    80,000 Om Group, Inc.                       9.250%      12/15/2011               -       82,800      82,800

    50,000          -    50,000 Scotts Co.                           8.625%       1/15/2009          51,813            -      51,813

         -    390,000   390,000 Sterling Chemicals, Inc.            11.750%       8/15/2006 (c)           -       39,000      39,000

         -    260,000   260,000 Terra Capital, Inc.                 12.875%      10/15/2008 (a)           -      269,100     269,100

         -    150,000   150,000 Terra Industries, Inc.              10.500%       6/15/2005               -      132,000     132,000

         -    175,000   175,000 Texas Petrochemical Corp.           11.125%        7/1/2006               -      141,750     141,750
                                                                                                ------------------------------------
                                                                                                     51,813    1,623,215   1,675,028
                                                                                                ------------------------------------

                                ELECTRONIC & ELECTRICAL
                                 EQUIPMENT - 0.6%

         -    130,000   130,000 Flextronics International Ltd.       9.875%        7/1/2010               -      136,500     136,500
                                                                                                ------------------------------------

                                FABRICATED METAL - 0.4%

         -    100,000   100,000 Earle M. Jorgensen Co.               9.750%        6/1/2012 (a)           -       99,000      99,000
                                                                                                ------------------------------------


                                FOOD & KINDRED PRODUCTS - 3.8%

         -     75,000    75,000 Constellation Brands, Inc.           8.125%       1/15/2012               -       77,625      77,625
    25,000          -    25,000                                      8.500%        3/1/2009          25,875            -      25,875
    25,000          -    25,000                                      8.625%        8/1/2006          26,375            -      26,375

    50,000          -    50,000 Cott Beverages, Inc.                 8.000%      12/15/2011          50,750            -      50,750

         -     60,000    60,000 Del Monte Corp.                      9.250%       5/15/2011               -       61,800      61,800

         -     75,000    75,000 Dole Food Co., Inc.                  7.250%        5/1/2009 (a)           -       76,510      76,510

    50,000          -    50,000 Great Atlantic and Pacific Tea       7.750%       4/15/2007          46,250            -      46,250

         -     70,000    70,000 New World Pasta Co.                  9.250%       2/15/2009               -       67,900      67,900

         -    250,000   250,000 Premier International Foods PLC     12.000%        9/1/2009               -      272,500     272,500

         -     45,000    45,000 Roundy's, Inc.                       8.875%       6/15/2012 (a)           -       44,663      44,663

         -    150,000   150,000 Smithfield Foods, Inc.               8.000%      10/15/2009 (a)           -      151,125     151,125
                                                                                                ------------------------------------
                                                                                                    149,250      752,123     901,373
                                                                                                ------------------------------------

                                FURNITURE & FIXTURES - 0.7%

         -    155,000   155,000 Juno Lighting, Inc.                 11.875%        7/1/2009               -      159,650     159,650
                                                                                                ------------------------------------

                                MACHINERY & COMPUTER
                                 EQUIPMENT - 0.9%

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 June 30, 2002 (unaudited)

GALAXY VIP  COLONIAL
 COLUMBIA  HIGH YIELD                                                                            GALAXY VIP   COLONIAL
   HIGH    SECURITIES                                                                             COLUMBIA   HIGH YIELD
YIELD FUND    FUND              CORPORATE FIXED-INCOME BONDS &                                      HIGH     SECURITIES
SHARES OR  SHARES OR  PRO FORMA  NOTES - 91.0%                                                   YIELD FUND     FUND      PRO FORMA
   PAR        PAR     COMBINED  CONSTRUCTION - 5.4%                 COUPON        MATURITY          VALUE      VALUE       COMBINED
         -     70,000    70,000 JLG Industries, Inc.                 8.375%       6/15/2012 (a)           -       69,650      69,650

         -     50,000    50,000 NMHG Holding Co.                    10.000%       5/15/2009 (a)           -       50,500      50,500
                                                                                                ------------------------------------
                                                                                                          -      120,150     120,150
                                                                                                ------------------------------------

                                MEASURING & ANALYZING
                                 INSTRUMENTS - 0.4%

         -    100,000   100,000 Fisher Scientific International,
                                 Inc.                                8.125%        5/1/2012 (a)           -       99,750      99,750
                                                                                                ------------------------------------

                                MISCELLANEOUS MANUFACTURING - 5.4%

         -    101,000   101,000 Actuant Corp.                       13.000%        5/1/2009               -      116,655     116,655

         -    100,000   100,000 Agco Corp.                           9.500%        5/1/2008               -      106,000     106,000

         -    100,000   100,000 Applied Extrusion Technologies Inc. 10.750%        7/1/2011               -       90,000      90,000

    50,000     70,000   120,000 Ball Corp.                           8.250%        8/1/2008          52,000       72,450     124,450

         -     81,000    81,000 Flowserve Corp.                     12.250%       8/15/2010               -       91,125      91,125

         -    150,000   150,000 ISG Resources, Inc.                 10.000%       4/15/2008               -      141,000     141,000

         -    150,000   150,000 Johnsondiversey, Inc.                9.625%       5/15/2012 (a)           -      156,000     156,000

    40,000          -    40,000 Kennametal, Inc.                     7.200%       6/15/2012          40,041            -      40,041

         -     50,000    50,000 Owens-Illinois, Inc.:                7.350%       5/15/2008               -       44,500      44,500
         -     90,000    90,000                                      7.500%       5/15/2010               -       79,200      79,200

    35,000          -    35,000 Silgan Holdings, Inc.                9.000%        6/1/2009          36,225            -      36,225

    50,000          -    50,000 Teekay Shipping Corp.                8.875%       7/15/2011          52,250            -      52,250

         -    205,000   205,000 Tekni-Plex, Inc.                    12.750%       6/15/2010               -      212,175     212,175
                                                                                                ------------------------------------
                                                                                                    180,516    1,109,105   1,289,621
                                                                                                ------------------------------------

                                PAPER PRODUCTS - 2.6%

         -    125,000   125,000 Corp. Durango SA                    13.125%        8/1/2006               -      106,250     106,250

         -    320,000   320,000 Riverwood International Corp.       10.875%        4/1/2008               -      333,600     333,600

         -     90,000    90,000 Tembec Industries, Inc.              8.500%        2/1/2011               -       92,700      92,700

   100,000          -   100,000 United Stationers Supply             8.375%       4/15/2008         100,375            -     100,375

                                                                                                ------------------------------------
                                                                                                    100,375      532,550     632,925
                                                                                                ------------------------------------

                                POLLUTION CONTROL - 0.2%

         -     47,729    47,729 Envirosource, Inc.                  14.000%      12/15/2008               -       38,183      38,183
                                                                                                ------------------------------------

                                PRIMARY METAL - 1.5%

         -    100,000   100,000 AK Steel Corp.                       7.750%       6/15/2012 (a)           -       99,500      99,500

         -    195,000   195,000 Kaiser Aluminum & Chemical Corp.    10.875%      10/15/2006               -      159,900     159,900

         -     50,000    50,000 Renco Metals, Inc.                  11.500%        7/1/2003 (c)           -        5,000       5,000

         -    160,000   160,000 WCI Steel Inc.                      10.000%       12/1/2004               -       89,200      89,200

         -    250,000   250,000 Wheeling-Pittsburgh Corp.            9.250%      11/15/2007 (c)           -        5,000       5,000
                                                                                                ------------------------------------
                                                                                                          -      358,600     358,600
                                                                                                ------------------------------------

                                PRINTING & PUBLISHING - 2.2%

         -     50,000    50,000 PriMedia Inc.                        8.875%       5/15/2011               -       36,000      36,000

         -    150,000   150,000 Quebecor Media, Inc.                11.125%       7/15/2011               -      148,500     148,500

         -    110,000   110,000 Von Hoffman Corp.                   10.250%       3/15/2009               -      112,750     112,750

         -    200,000   200,000 Yell Finance BV                     10.750%        8/1/2011               -      220,000     220,000
                                                                                                ------------------------------------
                                                                                                          -      517,250     517,250
                                                                                                ------------------------------------



                                TRANSPORTATION EQUIPMENT - 2.9%

         -    165,000   165,000 Collins & Aikman Products Co.       10.750%      12/31/2011 (a)           -      165,000     165,000

         -     60,000    60,000 Dana Corp.                          10.125%       3/15/2010 (a)           -       61,500      61,500

         -    100,000   100,000 Dura Operating Corp.:                8.625%       4/15/2012 (a)           -      100,500     100,500
         -     40,000    40,000                                      9.000%        5/1/2009               -       38,800      38,800

         -    160,000   160,000 Lear Corp.                           8.110%       5/15/2009               -      164,000     164,000

    25,000    120,000   145,000 Pennzoil-Quaker State Co.           10.000%       11/1/2008 (a)      29,406      139,200     168,606
                                                                                                ------------------------------------
                                                                                                     29,406      669,000     698,406
                                                                                                ------------------------------------


                                MINING & ENERGY - 5.9%

                                METAL MINING - 0.2%

         -     50,000    50,000 TriMas Corp.                         9.875%       6/15/2012 (a)           -       50,500      50,500
                                                                                                ------------------------------------


                                OIL & GAS EXTRACTION - 5.7%

         -     75,000    75,000 Chesapeake Energy Corp.              8.125%        4/1/2011               -       73,875      73,875

         -     75,000    75,000 Compton Petroleum Corp.              9.900%       5/15/2009 (a)           -       76,807      76,807

    50,000    125,000   175,000 El Paso Energy Partners, LP          8.500%        6/1/2011          50,000      123,750     173,750

         -     95,000    95,000 Encore Acquisition Co.               8.375%       6/15/2012 (a)           -       95,000      95,000

         -     70,000    70,000 Forest Oil Corp.                     8.000%       6/15/2008               -       70,350      70,350

         -     55,000    55,000 Harvest Natural Resources, Inc.      9.375%       11/1/2007               -       47,300      47,300

         -    150,000   150,000 Magnum Hunter Resources, Inc.       10.000%        6/1/2007               -      153,000     153,000

         -    120,000   120,000 Mariner Energy, Inc.                10.500%        8/1/2006               -      114,000     114,000

         -    200,000   200,000 Petsec Energy, Inc.                  9.500%       6/15/2007 (c)           -        2,000       2,000

         -     25,000    25,000 Pioneer Natural Resources Co.        7.500%       4/15/2012               -       24,875      24,875

         -    205,000   205,000 Pogo Producing Co.                   8.250%       4/15/2011               -      205,000     205,000

    25,000          -    25,000 Pride International, Inc.           10.000%        6/1/2009          26,875            -      26,875

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 June 30, 2002 (unaudited)

GALAXY VIP  COLONIAL
 COLUMBIA  HIGH YIELD                                                                            GALAXY VIP   COLONIAL
   HIGH    SECURITIES                                                                             COLUMBIA   HIGH YIELD
YIELD FUND    FUND              CORPORATE FIXED-INCOME BONDS &                                      HIGH     SECURITIES
SHARES OR  SHARES OR  PRO FORMA  NOTES - 91.0%                                                   YIELD FUND     FUND      PRO FORMA
   PAR        PAR     COMBINED  CONSTRUCTION - 5.4%                 COUPON        MATURITY          VALUE      VALUE       COMBINED
         -     50,000    50,000 Stone Energy Corp.                   8.250%      12/15/2011 (a)           -       50,250      50,250

         -     80,000    80,000 Trico Marine Services, Inc.          8.875%       5/15/2012 (a)           -       79,400      79,400

    10,000          -    10,000 Vintage Petroleum                    9.750%       6/30/2009           9,800            -       9,800

    25,000    130,000   155,000 XTO Energy, Inc.                     7.500%       4/15/2012          25,625      131,950     157,575
                                                                                                ------------------------------------
                                                                                                    112,300    1,247,557   1,359,857
                                                                                                ------------------------------------

                                RETAIL TRADE - 1.6%

                                FOOD STORES - 0.3%

    25,000          -    25,000 Winn-Dixie Stores, Inc.              8.875%        4/1/2008          25,125            -      25,125

         -     45,000    45,000 Pathmark Stores, Inc.                8.750%        2/1/2012               -       45,675      45,675
                                                                                                ------------------------------------
                                                                                                     25,125       45,675      70,800
                                                                                                ------------------------------------

                                MISCELLANEOUS RETAIL - 0.6%

         -    150,000   150,000 Steinway Musical Instruments, Inc.   8.750%       4/15/2011               -      152,250     152,250

                                RESTAURANTS - 0.7%

         -     25,000    25,000 Yum! Brands, Inc.:                   7.700%        7/1/2012               -       24,750      24,750
    50,000          -    50,000                                      8.500%       4/15/2006          52,250            -      52,250
         -     85,000    85,000                                      8.875%       4/15/2011               -       90,100      90,100
                                                                                                ------------------------------------
                                                                                                     52,250      114,850     167,100
                                                                                                ------------------------------------
                                SERVICES - 22.0%

                                AMUSEMENT & RECREATION - 9.4%

         -     95,000    95,000 Ameristar Casinos, Inc.             10.750%       2/15/2009               -      101,650     101,650

         -    120,000   120,000 Anchor Gaming                        9.875%      10/15/2008               -      141,847     141,847

         -    115,000   115,000 Argosy Gaming Co.                   10.750%        6/1/2009               -      123,912     123,912

         -     75,000    75,000 Boyd Gaming Corp.                    9.500%       7/15/2007               -       75,750      75,750

         -     80,000    80,000 Circus & Eldorado/Silver Legacy
                                 Capital Corp.                      10.125%        3/1/2012 (a)           -       82,800      82,800

         -    100,000   100,000 Coast Hotels & Casinos, Inc.         9.500%        4/1/2009               -      105,000     105,000

    50,000          -    50,000 Harrah's Operating Company, Inc.     7.875%      12/15/2005          51,500            -      51,500

    25,000          -    25,000 Hasbro, Inc.:                        7.875%      12/15/2005          25,750            -      25,750
    25,000          -    25,000                                      8.500%       3/15/2006          23,500            -      23,500

         -    230,000   230,000 Hollywood Casino Corp.              11.250%        5/1/2007               -      247,825     247,825

         -    220,000   220,000 Hollywood Casino Shreveport         13.000%        8/1/2006               -      239,800     239,800

         -    250,000   250,000 Hollywood Park, Inc.                 9.250%       2/15/2007               -      230,000     230,000

                                International Game Technology:
    25,000          -    25,000                                      7.875%       5/15/2004          25,875            -      25,875
    25,000          -    25,000                                      8.375%       5/15/2009          26,500            -      26,500

         -     50,000    50,000 Majestic Investor Holdings          11.653%      11/30/2007 (a)           -       47,500      47,500

    50,000          -    50,000 Park Place Entertainment             9.375%        5/1/2012          52,375            -      52,375

         -    100,000   100,000 Penn National Gaming, Inc.          11.125%        3/1/2008               -      107,500     107,500

         -    150,000   150,000 Regal Cinemas, Inc.                  9.375%        2/1/2012               -      156,000     156,000

         -     65,000    65,000 Riviera Holdings Corp.              11.000%       6/15/2010 (a)           -       64,350      64,350

                                Six Flags, Inc.:
         -    100,000   100,000                                      9.500%        2/1/2009               -      101,500     101,500
    25,000          -    25,000                                      9.750%       6/15/2007          25,750            -      25,750

    95,000          -    95,000 Station Casinos, Inc.                9.750%       4/15/2007          98,800            -      98,800



         -    100,000   100,000 Venetian Casino Resort LLC          11.000%       6/15/2010 (a)           -      100,750     100,750
                                                                                                ------------------------------------
                                                                                                    330,050    1,926,184   2,256,234
                                                                                                ------------------------------------


                                AUTO REPAIR SERVICES &
                                 PARKING - 0.9%

         -     85,000    85,000 United Rentals, Inc.:                8.800%       8/15/2008               -       81,600      81,600
    50,000          -    50,000                                      9.250%       1/15/2009          50,500            -      50,500
         -     85,000    85,000                                      9.500%        6/1/2008               -       83,725      83,725
                                                                                                ------------------------------------
                                                                                                     50,500      165,325     215,825
                                                                                                ------------------------------------

                                FUNERAL SERVICES - 1.3%

         -    210,000   210,000 Service Corp. International          7.700%       4/15/2009               -      192,150     192,150

         -    100,000   100,000 Stewart Enterprises, Inc.           10.750%        7/1/2008               -      111,000     111,000
                                                                                                ------------------------------------
                                                                                                          -      303,150     303,150
                                                                                                ------------------------------------

                                HEALTH SERVICES - 8.2%

    50,000          -    50,000 Advance PCS                          8.500%        4/1/2008          51,875            -      51,875

         -     65,000    65,000 Alliance Imaging, Inc.              10.375%       4/15/2011               -       69,875      69,875

    50,000    100,000   150,000 AmerisourceBergen Corp.              8.125%        9/1/2008          51,875      103,000     154,875

         -    150,000   150,000 Bio-Rad Laboratories, Inc.          11.625%       2/15/2007               -      167,250     167,250

    50,000          -    50,000 Columbia HCA Healthcare Corp.        6.910%       6/15/2005          52,203            -      52,203

         -    125,000   125,000 Coventry Health Care, Inc.           8.125%       2/15/2012               -      126,250     126,250

         -    130,000   130,000 Dynacare, Inc.                      10.750%       1/15/2006               -      134,550     134,550

         -    195,000   195,000 HCA Inc.                             8.750%        9/1/2010               -      218,203     218,203

         -     65,000    65,000 InSight Health Services Corp.        9.875%       11/1/2011 (a)           -       65,325      65,325

         -    270,000   270,000 Magellan Health Services, Inc.:      9.000%       2/15/2008               -       97,200      97,200
         -     80,000    80,000                                      9.375%      11/15/2007 (a)           -       61,600      61,600

    50,000          -    50,000 Omnicare, Inc.                       8.125%       3/15/2011          51,750            -      51,750

         -    105,000   105,000 Quest Diagnostic, Inc.               7.500%       7/12/2011               -      113,555     113,555

         -    100,000   100,000 Radiologix, Inc.                    10.500%      12/15/2008 (a)           -      104,750     104,750

         -    140,000   140,000 Res-Care, Inc.                      10.625%      11/15/2008 (a)           -      130,200     130,200

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 June 30, 2002 (unaudited)

GALAXY VIP  COLONIAL
 COLUMBIA  HIGH YIELD                                                                            GALAXY VIP   COLONIAL
   HIGH    SECURITIES                                                                             COLUMBIA   HIGH YIELD
YIELD FUND    FUND              CORPORATE FIXED-INCOME BONDS &                                      HIGH     SECURITIES
SHARES OR  SHARES OR  PRO FORMA  NOTES - 91.0%                                                   YIELD FUND     FUND      PRO FORMA
   PAR        PAR     COMBINED  CONSTRUCTION - 5.4%                 COUPON        MATURITY          VALUE      VALUE       COMBINED
    50,000          -    50,000 Select Medical Corp.                 9.500%       6/15/2009          51,250            -      51,250

    50,000          -    50,000 Triad Hospitals, Inc.                8.750%        5/1/2009          52,500            -      52,500

         -    100,000   100,000 United Surgical Partners
                                 International, Inc.                10.000%      12/15/2011 (a)           -      103,000     103,000

         -    165,000   165,000 Vanguard Health Systems, Inc.        9.750%        8/1/2011 (a)           -      171,600     171,600
                                                                                                ------------------------------------
                                                                                                    311,453    1,666,358   1,977,811
                                                                                                ------------------------------------

                                HOTELS, CAMPS & LODGING - 1.7%

    50,000          -    50,000 Extended Stay America                9.150%       3/15/2008          49,750            -      49,750

         -    170,000   170,000 Host Marriott LP                     9.500%       1/15/2007 (a)           -      170,850     170,850

    50,000    140,000   190,000 Starwood Hotels & Resorts
                                 Worldwide, Inc.                     7.875%        5/1/2012          49,250      138,398     187,648
                                                                                                ------------------------------------
                                                                                                     99,000      309,248     408,248
                                                                                                ------------------------------------

                                OTHER SERVICES - 0.5%

    50,000          -    50,000 Iron Mountain, Inc.                  8.750%       9/30/1999          51,375            -      51,375

         -     70,000    70,000 Corrections Corp.                    9.875%        5/1/2009 (a)           -       71,400      71,400
                                                                                                ------------------------------------
                                                                                                     51,375       71,400     122,775
                                                                                                ------------------------------------

                                TRANSPORTATION, COMMUNICATIONS,
                                   ELECTRIC, GAS & SANITARY
                                   SERVICES - 23.4%

                                AEROSPACE - 2.0%

         -    100,000   100,000 BE Aerospace, Inc.                   8.875%        5/1/2011               -       91,000      91,000

         -     60,000    60,000 L-3 Communications Corp.             7.625%       6/15/2012 (a)           -       60,300      60,300

         -    125,000   125,000 Sequa Corp.                          8.875%        4/1/2008               -      124,375     124,375

         -    200,000   200,000 TransDigm, Inc.                     10.375%       12/1/2008 (a)           -      205,500     205,500
                                                                                                ------------------------------------
                                                                                                          -      481,175     481,175
                                                                                                ------------------------------------

                                AIR TRANSPORTATION - 1.0%

         -     85,000    85,000 Northwest Airlines Corp.             9.875%       3/15/2007               -       75,650      75,650

         -    275,000   275,000 U.S. Airways, Inc.                  10.375%        3/1/2013               -      165,000     165,000
                                                                                                ------------------------------------
                                                                                                          -      240,650     240,650
                                                                                                ------------------------------------


                                BROADCASTING - 3.7%

         -    120,000   120,000 Advanstar Communications, Inc.      12.000%       2/15/2011               -       97,200      97,200

         -    110,000   110,000 Allbritton Communications Co.        9.750%      11/30/2007               -      113,300     113,300

         -    125,000   125,000 CanWest Media, Inc.                 10.625%       5/15/2011               -      126,875     126,875

         -     45,000    45,000 Corus Entertainment, Inc.            8.750%        3/1/2012               -       45,450      45,450

         -     25,000    25,000 Cumulus Media, Inc.                 10.375%        7/1/2008               -       26,750      26,750

         -    124,000   124,000 Emmis Communications Corp.               (d)      3/15/2011               -       89,280      89,280
                                (12.500% 03/15/06)

         -    185,000   185,000 LIN Holding Corp.                        (d)       3/1/2008               -      173,900     173,900
                                (10.000% 03/01/03)

         -    110,000   110,000 Sinclair Broadcast Group, Inc.       9.000%       7/15/2007               -      110,550     110,550

         -    120,000   120,000 TV Azteca SA                        10.500%       2/15/2007               -      115,200     115,200
                                                                                                ------------------------------------
                                                                                                          -      898,505     898,505
                                                                                                ------------------------------------

                                CABLE - 6.0%

         -    220,000   220,000 Cable Satisfaction International,
                                 Inc.                               12.750%        3/1/2010               -      132,000     132,000

         -    395,000   395,000 Charter Communications Holdings
                                 LLC:                                    (d)       4/1/2011               -      189,600     189,600
                                (9.920% 04/01/04)
         -    175,000   175,000                                     10.000%        4/1/2009               -      118,125     118,125
    50,000     75,000   125,000                                     10.750%       10/1/2009          35,375       51,750      87,125
         -     50,000    50,000                                     11.125%       1/15/2011               -       35,000      35,000

    75,000          -    75,000 CSC Holdings, Inc.                   8.125%       8/15/2009          62,156            -      62,156

         -    230,000   230,000 Diamond Cable Co.                   10.750%       2/15/2007               -       64,400      64,400

         -    275,000   275,000 EchoStar DBS Corp.                   9.250%        2/1/2006               -      254,375     254,375

    50,000          -    50,000 Fox Sports Networks LLC              8.875%       8/15/2007          51,750            -      51,750

         -    175,000   175,000 Insight Communications Co.               (d)      2/15/2011               -       77,000      77,000
                                (12.250% 02/15/06)

         -    135,000   135,000 Northland Cable Television, Inc.    10.250%      11/15/2007               -      105,300     105,300

         -         85        85 Ono Finance PLC:                         (b)      3/16/2011               -           11          11
         -    100,000   100,000                                     13.000%        5/1/2009               -       36,000      36,000
         -    345,000   345,000                                     14.000%       2/15/2011               -      124,200     124,200

         -    275,000   275,000 Telewest Communication PLC          11.000%       10/1/2007               -      107,250     107,250
                                                                                                ------------------------------------
                                                                                                    149,281    1,295,011   1,444,292
                                                                                                ------------------------------------

                                COMMUNICATIONS - 0.7%

    50,000          -    50,000 Lamar Media Corp.                    9.625%       12/1/2006          51,625            -      51,625

    10,000          -    10,000 Radio One, Inc.                      8.875%        7/1/2011          10,025            -      10,025

         -    190,000   190,000 XM Satellite Radio Holdings, Inc.   14.000%       3/15/2010               -      108,300     108,300
                                                                                                ------------------------------------
                                                                                                     61,650      108,300     169,950
                                                                                                ------------------------------------

                                COMMUNICATIONS SERVICES - 0.8%

         -    205,000   205,000 Crown Castle International Corp.:        (d)      5/15/2011               -       92,250      92,250
                                (10.375% 05/15/04)

    25,000          -    25,000 Rogers Communications                8.875%       7/15/2007          22,875            -      22,875

         -    145,000   145,000 SBA Communications, Inc.,           10.250%        2/1/2009               -       82,650      82,650
                                                                                                ------------------------------------
                                                                                                     22,875      174,900     197,775
                                                                                                ------------------------------------

                                ELECTRIC, GAS & SANITARY
                                 SERVICES - 2.5%

         -    100,000   100,000 Allied Waste North America, Inc.:    8.500%       12/1/2008 (a)           -       98,250      98,250
    50,000    320,000   370,000                                     10.000%        8/1/2009          49,375      316,000     365,375

         -    125,000   125,000 HydroChem Industrial Services       10.375%        8/1/2007               -       97,500      97,500

    25,000          -    25,000 Synagro Technologies, Inc.           9.500%        4/1/2009 (a)      25,750            -      25,750

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 June 30, 2002 (unaudited)

GALAXY VIP  COLONIAL
 COLUMBIA  HIGH YIELD                                                                            GALAXY VIP   COLONIAL
   HIGH    SECURITIES                                                                             COLUMBIA   HIGH YIELD
YIELD FUND    FUND              CORPORATE FIXED-INCOME BONDS &                                      HIGH     SECURITIES
SHARES OR  SHARES OR  PRO FORMA  NOTES - 91.0%                                                   YIELD FUND     FUND      PRO FORMA
   PAR        PAR     COMBINED  CONSTRUCTION - 5.4%                 COUPON        MATURITY          VALUE      VALUE       COMBINED
                                                                                                ------------------------------------
                                                                                                     75,125      511,750     586,875
                                                                                                ------------------------------------

                                ELECTRIC SERVICES - 2.9%

         -    140,000   140,000 AES Corp.                            9.500%        6/1/2009               -       92,400      92,400

         -    220,000   220,000 Beaver Valley Funding Corp.          9.000%        6/1/2017               -      243,901     243,901

                                Calpine Corp.:
    50,000          -    50,000                                      7.625%       4/15/2006          34,750            -      34,750
         -    220,000   220,000                                      8.500%       2/15/2011               -      145,200     145,200

         -    110,000   110,000 PSE&G Energy Holdings, Inc.          8.625%       2/15/2008               -      111,275     111,275

         -     75,000    75,000 Western Resources, Inc.              7.875%       5/15/2007 (a)           -       75,844      75,844
                                                                                                ------------------------------------
                                                                                                     34,750      668,620     703,370
                                                                                                ------------------------------------


                                MOTOR FREIGHT & WAREHOUSING - 0.2%

         -     11,305    11,305 QDI LLC:                            12.000%       6/15/2009               -        3,753       3,753
         -     48,750    48,750                                     12.500%       6/15/2008               -       48,689      48,689
                                                                                                ------------------------------------
                                                                                                          -       52,442      52,442
                                                                                                ------------------------------------

                                RADIOTELEPHONE
                                 COMMUNICATIONS - 1.7%

         -    110,000   110,000 AirGate PCS, Inc.                        (d)      10/1/2009               -       22,000      22,000
                                (13.500% 10/01/04)

         -     95,000    95,000 Horizon PCS, Inc.                   13.750%       6/15/2011 (a)           -       31,350      31,350

         -    100,000   100,000 Nextel Communications, Inc.:             (d)     10/31/2007               -       49,000      49,000
                                (9.750% 10/31/02)
         -    120,000   120,000                                      9.375%      11/15/2009               -       60,900      60,900

         -     60,000    60,000 Nextel International, Inc.:              (d)      4/15/2008               -          600         600
                                (12.125% 04/15/03)
         -    125,000   125,000                                     13.000%       4/15/2007               -        1,250       1,250

         -    100,000   100,000 Nextel Partners, Inc.               11.000%       3/15/2010               -       40,000      40,000

         -    100,000   100,000 Rogers Cantel, Inc.                  9.750%        6/1/2016               -       75,000      75,000

         -     65,000    65,000 Tritel PCS, Inc.:                        (d)      5/15/2009               -       52,000      52,000
                                (12.750% 05/15/04)
         -     33,000    33,000                                     10.375%       1/15/2011               -       30,030      30,030

         -    180,000   180,000 US Unwired, Inc.                         (d)      11/1/2009               -       41,400      41,400
                                (13.375% 11/01/04)
                                                                                                ------------------------------------
                                                                                                          -      403,530     403,530
                                                                                                ------------------------------------

                                RAILROAD - 0.9%

         -    105,000   105,000 Kansas City Southern                 7.500%       6/15/2009 (a)           -      105,000     105,000

         -    110,000   110,000 TFM SA                              12.500%       6/15/2012 (a)           -      103,400     103,400
                                                                                                ------------------------------------
                                                                                                          -      208,400     208,400
                                                                                                ------------------------------------

                                TELECOMMUNICATIONS - 0.5%

         -    250,000   250,000 Carrier1 International SA           13.250%       2/15/2009               -       12,500      12,500

         -     50,000    50,000 RCN Corp.                                (d)     10/15/2007
                                (11.125% 10/15/02)                                                        -       10,000      10,000

         -    135,000   135,000 Time Warner Telecom LLC.:            9.750%       7/15/2008               -       63,450      63,450
         -     55,000    55,000                                     10.125%        2/1/2011               -       25,850      25,850
                                                                                                ------------------------------------
                                                                                                          -      111,800     111,800
                                                                                                ------------------------------------

                                TRANSPORTATION SERVICES - 0.5%

         -    125,000   125,000 Petroleum Helicopters, Inc.          9.375%        5/1/2009               -      128,750     128,750
                                                                                                ------------------------------------


                                WHOLESALE TRADE - 0.5%

                                DURABLE GOODS - 0.5%

         -    120,000   120,000 Playtex Products, Inc.               9.375%        6/1/2011               -      127,800     127,800
                                                                                                ------------------------------------

                                TOTAL CORPORATE FIXED-INCOME
                                 BONDS & NOTES                                                    2,295,720   19,547,794  21,843,514
                                                                                                ------------------------------------
                                 (cost $24,905,757)
                                                                                             -
                                U.S. GOVERNMENT OBLIGATION - 0.2%
    35,000          -    35,000 U.S. Treasury Bill (cost $34,994)     2.75%        7/5/2002          34,994            -      34,994
                                                                                                ------------------------------------

                                PREFERRED STOCKS - 1.7%

                                PUBLIC ADMINISTRATION - 0.1%
                                POLLUTION CONTROL - 0.1%

         -        300       300 EnviroSource, Inc.                   7.250%                               -       13,889      13,889
                                                                                                ------------------------------------

                                TRANSPORTATION, COMMUNICATIONS,
                                   ELECTRIC, GAS & SANITARY
                                   SERVICES - 1.7%

                                BROADCASTING - 0.4%

         -      1,000     1,000 Sinclair Capital                    11.625% PIK                           -      103,875     103,875
                                                                                                ------------------------------------

                                CABLE - 1.1%

         -        822       822 CSC Holdings Ltd.:                  11.125% PIK                           -       50,964      50,964
         -      3,201     3,201                                     11.750% PIK                           -      204,864     204,864
                                                                                                ------------------------------------
                                                                                                          -      255,828     255,828
                                                                                                ------------------------------------

                                COMMUNICATIONS - 0.1%

         -         47        47 Dobson Communication Corp.,         12.250% PIK                           -       22,090      22,090
                                                                                                ------------------------------------
                                                                                                                                   -
                                TOTAL PREFERRED STOCKS

                                 (cost $646,052)                                                          -      395,682     395,682
                                                                                                ------------------------------------

                                COMMON STOCKS - 0.0%

                                MANUFACTURING - 0.0%

                                POLLUTION CONTROL - 0.0%

         -      1,200     1,200 EnviroSource, Inc.  (cost $49)                                            -          216         216
                                                                                                ------------------------------------

                                WARRANTS -  0.0% (E)

                                TRANSPORTATION, COMMUNICATIONS,
                                   ELECTRIC, GAS & SANITARY
                                   SERVICES - 0.0%

                                CABLE - 0.0%

         -        220       220 Cable Satisfaction International,
                                 Inc.                               expires        3/1/2005               -          880         880
                                                                                                ------------------------------------

                                COMMUNICATIONS - 0.0%

         -         50        50 UbiquiTel Inc.                      expires       4/15/2010               -          250         250

         -        150       150 XM Satellite Radio Holdings, Inc.   expires       3/15/2010               -        1,163       1,163
                                                                                                ------------------------------------
                                                                                                          -        1,413       1,413
                                                                                                ------------------------------------

                                MOTOR FREIGHT & WAREHOUSING - 0.0%

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 June 30, 2002 (unaudited)

GALAXY VIP  COLONIAL
 COLUMBIA  HIGH YIELD                                                                            GALAXY VIP   COLONIAL
   HIGH    SECURITIES                                                                             COLUMBIA   HIGH YIELD
YIELD FUND    FUND              CORPORATE FIXED-INCOME BONDS &                                      HIGH     SECURITIES
SHARES OR  SHARES OR  PRO FORMA  NOTES - 91.0%                                                   YIELD FUND     FUND      PRO FORMA
   PAR        PAR     COMBINED  CONSTRUCTION - 5.4%                 COUPON        MATURITY          VALUE      VALUE       COMBINED
         -        153       153 QDI LLC,                            expires        01/15/07 (a)           -            -           -
                                                                                                ------------------------------------

                                TELECOMMUNICATIONS - 0.0%

         -        145       145 Horizon PCS, Inc.                   expires        10/01/10 (a)           -          181         181
                                                                                                ------------------------------------

                                WIRELESS TELECOMMUNICATION - 0.0%

         -        113       113 Carrier 1 International SA,         expires        02/19/09 (a)           -            1           1
                                                                                                ------------------------------------

                                TOTAL WARRANTS

                                 (cost $22,724)                                                           -        2,475       2,475
                                                                                                ------------------------------------

                                SHORT-TERM OBLIGATION - 5.2%

    79,447          -    79,447 INVESTMENT COMPANY - 0.3%                                            79,447            -      79,447
                                J.P. Morgan U.S. Government Money
                                 Market Fund (cost $79,447)

                                REPURCHASE AGREEMENT - 4.9%
                                Repurchase agreement with SBC
                                Warburg Ltd., dated 06/28/02, due
                                07/01/02 at 1.900%, collateralized
                                by U.S. Treasury Bonds and Notes
                                with various maturities to 2027,
                                market value $1,207,693

         -  1,180,000 1,180,000 (repurchase proceeds $1,180,187)
                                 (cost of $1,180,000)                                                     -    1,180,000   1,180,000
                                                                                                ------------------------------------

                                Total Short Term Obligations
                                 (cost $1,259,447)                                                   79,447    1,180,000   1,259,447

                                TOTAL INVESTMENTS - 98.1%

                                                                                                ------------------------------------
                                 (cost $26,869,023)                                               2,410,161   21,126,167  23,536,328

                                OTHER ASSETS & LIABILITIES,
                                 NET - 1.9%                                                          62,245      394,379     456,624
                                                                                                ------------------------------------
                                Net Assets - 100.0%                                             $ 2,472,406 $ 21,520,546 $23,992,952
                                                                                                ------------------------------------

(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $3,973,418 which represents 16.6% of the combined net assets.

(b) Zero coupon bond.

(c) This issuer is in default of certain debt covenants. Income is not being accrued.

(d) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the fund will begin accruing this rate.

(e) Non-income producing.

ACRONYM                         NAME
EUR                           Euro Dollars
PIK                           Payment in Kind

As of June 30, 2002, the fund had entered into the following forward currency contracts.

 CONTRACTS       IN EXCHANGE                 SETTLEMENT         NET UNREALIZED
TO RECEIVE           FOR                        DATE             DEPRECIATION
--------------   ---------------------------------------------------------------
EUR 55,000         $54,417                    08/15/02           $ (4,477)
EUR 76,235          75,408                    08/20/02             (5,814)
                                                                --------------
                                                                 $(10,291)
                                                                --------------

Percentages are based on Net Assets of the Pro Forma combined.

                                                                      APPENDIX A

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                       Liberty Value Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
               Colonial U.S. Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
              Colonial International Horizons Fund, Variable Series
                  Colonial Global Equity Fund, Variable Series
            Crabbe Huson Real Estate Investment Fund, Variable Series
            Liberty Newport Japan Opportunities Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                 Rydex Financial Services Fund, Variable Series
                     Rydex Health Care Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                      Liberty Equity Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                Columbia Real Estate Equity Fund, Variable Series




                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 31, 2002





         The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2002 and December 31, 2002, and any supplements thereto, which may be obtained at no charge by calling Liberty Funds Distributor, Inc. ("LFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectuses), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

ITEM                                                                                   PAGE
ORGANIZATION AND HISTORY............................................................     3
INVESTMENT MANAGEMENT AND OTHER SERVICES.............................................    4
         General.....................................................................    4
         Trust Charges and Expenses..................................................    7
         Principal Underwriter.......................................................   13
         Code of Ethics    ..........................................................   14
INVESTMENT RESTRICTIONS    ..........................................................   14
         Liberty Value Fund, Variable Series.........................................   14
         Stein Roe Global Utilities Fund, Variable Series............................   15
         Colonial International Fund for Growth, Variable Series.....................   16
         Colonial U.S. Growth & Income Fund, Variable Series.........................   17
         Colonial Strategic Income Fund, Variable Series.............................   18
         Newport Tiger Fund, Variable Series.........................................   19
         Liberty All-Star Equity Fund, Variable Series...............................   20
         Colonial Small Cap Value Fund, Variable Series..............................   22
         Colonial High Yield Securities Fund, Variable Series........................   23
         Colonial International Horizons Fund, Variable Series.......................   24
         Colonial Global Equity Fund, Variable Series................................   24
         Crabbe Huson Real Estate Investment Fund, Variable Series...................   25
         Liberty Newport Japan Opportunities Fund, Variable Series...................   26
         Liberty Select Value Fund, Variable Series..................................   27
         Rydex Financial Services Fund, Variable Series..............................   28
         Rydex Health Care Fund, Variable Series.....................................   29
         Liberty S&P 500 Index Fund, Variable Series.................................   30
         Liberty Equity Fund, Variable Series........................................   30
         Columbia High Yield Fund, Variable Series...................................   30
         Columbia Real Estate Equity Fund, Variable Series...........................   30
MORE FACTS ABOUT THE TRUST ..........................................................   31
         Organization................................................................   31
         Trustees and Officers.......................................................   31
         Trustee Positions ..........................................................   36
         Approving the Investment Advisory Contract..................................   36
         Compensation of Trustees....................................................   38
         Principal Holders of Securities.............................................   44
         Custodian...................................................................   54
OTHER CONSIDERATIONS       ..........................................................   54
         Portfolio Turnover..........................................................   54
         Suspension of Redemptions...................................................   55
         Valuation of Securities.....................................................   55
         Portfolio Transactions......................................................   56
         Information About the Standard & Poor's 500 Composite.......................   68
         Stock Price Index ..........................................................   68
DESCRIPTION OF CERTAIN INVESTMENTS...................................................   68
INVESTMENT PERFORMANCE     ..........................................................   86
INDEPENDENT ACCOUNTANTS, INDEPENDENT AUDITORS
AND FINANCIAL STATEMENTS   ..........................................................   92

                            ORGANIZATION AND HISTORY

      Liberty Variable Investment Trust (the "Trust"), a business trust organized under the Laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.

      The Trust currently offers twenty Funds: Liberty Value Fund, Variable Series ("Value Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund for Growth, Variable Series ("International Fund"); Colonial U.S. Growth & Income Fund, Variable Series ("U.S. Growth Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Colonial High Yield Securities Fund; Variable Series ("High Yield Fund"); Colonial International Horizons Fund, Variable Series, ("International Horizons Fund"); Colonial Global Equity Fund, Variable Series ("Global Equity Fund"); Crabbe Huson Real Estate Investment Fund, Variable Series ("Real Estate Fund"); Liberty Newport Japan Opportunities Fund, Variable Series ("Japan Opportunities Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Rydex Financial Services Fund, Variable Series ("Financial Services Fund"); Rydex Health Care Fund, Variable Series ("Health Care Fund"); Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund"); Liberty Equity Fund, Variable Series ("Equity Fund"); Columbia High Yield Fund, Variable Series ("Columbia High Yield Fund"); and Columbia Real Estate Equity Fund, Variable Series ("Real Estate Equity Fund"). The Trust may add or delete Funds and/or classes of shares from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund, is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund are non-diversified series of the Trust, each representing the entire interest in a separate series of the Trust.

      Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the Value Fund changed its name from "Colonial-Keyport Growth and Income Fund" to "Colonial Growth and Income Fund, Variable Series." Effective June 1, 2000 the Value Fund changed its name from "Colonial Growth and Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Global Utilities Fund changed its name from "Colonial-Keyport Utilities Fund" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to its current name. Effective May 1, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the U.S. Growth Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to its current name. Effective November 15, 1997 the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997 the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.

      The Equity Fund, the Columbia High Yield Fund and the Real Estate Equity Fund are the successors to the Galaxy VIP Equity Fund, the Galaxy VIP Columbia High Yield Fund II and the Galaxy VIP Columbia Real Estate Equity Fund II, respectively (each a "Predecessor Fund"), each a series of The Galaxy VIP Fund, a Massachusetts business trust organized on May 27, 1992. In March 2003, the Predecessor Funds are expected to be reorganized as series of the Trust. Class A shares of the Equity Fund, the Columbia High Yield Fund and the Real Estate Equity Fund will be issued in exchange for shares of the Predecessor Funds.

         The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and

VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectuses under "MIXED AND SHARED FUNDING."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL

      Liberty Advisory Services Corp. ("LASC") serves as Manager to the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund, and 500 Index Fund pursuant to investment advisory agreements between the Trust on behalf of each of these Funds and LASC (the "LASC Management Agreements"). LASC is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston").

      Columbia Management Co. ("CMC") serves as Manager to the Columbia High Yield Fund and the Real Estate Equity Fund pursuant to investment advisory agreements between the Trust on behalf of these Funds and CMC (the "CMC Management Agreements"). CMC is an indirect wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston.

      Fleet Investment Advisors Inc. ("FIA") serves as Manager to the Equity Fund pursuant to an investment advisory agreement between the Trust on behalf of the Equity Fund and FIA (the "FIA Management Agreement"). FIA is an indirect wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of each of the Value Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund have entered into separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of each of the Tiger Fund and Japan Opportunities Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of the Real Estate Fund, have entered into a separate Sub-Advisory Agreement (the "Crabbe Huson Sub-Advisory Agreement," and collectively, with the Colonial Sub-Advisory Agreements, the Stein Roe Sub-Advisory Agreement and the Newport Sub-Advisory Agreement, the "Sub-Advisory Agreements") with Crabbe Huson Group, Inc. ("Crabbe Huson"). Crabbe Huson is an indirect wholly owned subsidiary of FleetBoston.

      Liberty Asset Management Company ("LAMCO") sub-advises the All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of the All-Star Equity Fund, LAMCO and such Portfolio Manager.

      All-Star Equity Fund's current Portfolio Managers are:

            Mastrapasqua & Associates
            Oppenheimer Capital
            Boston Partners Asset Management, L.P.
            Schneider Capital Management Corporation
            TCW Investment Management Company

      Rydex Global Advisors ("Rydex") sub-advises the Financial Services Fund and the Health Care Fund pursuant to the Management Agreement for such Funds and a Portfolio Management Agreement among the Trust, on behalf of the Financial Services Fund and the Health Care Fund, Colonial and Rydex.

      SSgA Funds Management, Inc. ("SSgA") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust on behalf of the 500 Index Fund, Colonial and SSgA.

      LASC. LFG owns all of the outstanding common stock of LASC. LASC's address is One Financial Center, Boston, Massachusetts 02111. The directors and the principal executive officer of LASC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      CMC. Columbia owns all of the outstanding common stock of CMC. CMC's address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. The directors and the principal executive officer of CMC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Fleet Investment Advisors. Columbia owns all of the outstanding common stock of FIA. FIA's address is 100 Federal Street, Boston, Massachusetts 02110. The directors and the principal executive officer of FIA are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Colonial and Colonial's Portfolio Managers. LFG, One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFG is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Colonial are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the Financial Services Fund and the Health Care Fund:

      - Rydex. Rydex, an investment advisor since 1993, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The trustees and the principal executive officer of Rydex are Albert P. Viragh, Jr. (principal executive officer and trustee), Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville and Roger Somers. Mr. Viragh owns a controlling interest in Rydex. As of February 28, 2002, Rydex managed over $5.4 billion in assets.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the 500 Index Fund:

      - SSgA. SSgA, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which has, as a result of a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2002, State Street Global Advisors had approximately $772.1 billion in assets under management. Timothy B. Harbert and Mitchell H.

            Shames are Directors of SSgA and are therefore considered controlling persons. SSgA is a subsidiary of State Street Corporation.

      Stein Roe. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Stein Roe are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns 75.1% of the outstanding common stock of Newport as of December 31, 2001. Columbia, which is an indirect wholly owned subsidiary of FleetBoston, owns the balance. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. Columbia owns all of the outstanding stock of LNH. The directors and the principal executive officer of Newport are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Crabbe Huson. Crabbe Huson, 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, is a wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Crabbe Huson are Keith T. Banks (principal executive officer and director), Joseph R. Palombo, and Roger Sayler.

      LAMCO and LAMCO's Portfolio Managers. LAMCO, One Financial Center, Boston, Massachusetts 02111, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of LAMCO are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for the All-Star Equity Fund:

      - Mastrapasqua & Associates. Mastrapasqua, an investment advisor since 1993, located at 814 Church Street, Suite 600, Nashville, Tennessee 37203, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be controlling persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of February 28, 2002, Mastrapasqua managed $1.7 billion in assets.

      - Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Colin Glinsman. As of December 31, 2001, Oppenheimer Capital managed over $36 billion in assets.

      - Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. The sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond
            J. Heathwood is the President of Boston Partners, Inc. As of February 28, 2002, Boston Partners managed $10.1 billion in assets.

      - Schneider Capital Management Corporation. Schneider Capital Management Corporation ("Schneider"), an investment advisor since 1996, is located at 460 East Swedesford Road, Wayne, Pennsylvania 19087 and is an independently owned firm. Schneider's principal executive officer and sole director is Arnold C. Schneider III. Schneider is 100% employee-owned. As of February 28, 2002, Schneider managed over $1.9 billion in assets.

      - TCW Investment Management Company. Societe Generale S.A. ("Societe Generale") through its wholly owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), purchased The TCW Group Inc. ("The TCW Group") and its subsidiaries, including TCW Investment Management Company ("TCW").

            TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, The TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of The TCW Group. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of The TCW Group own the remaining 49% of the company. Under the terms of the agreement between The TCW Group and SGAM, SGAM will acquire an additional 19% interest in The TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of February 28, 2002, TCW and its affiliates had $86.7 billion in assets under management or committed to management.

      The LASC Management Agreements, the CMC Management Agreements, the FIA Management Agreement, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, CMC, FIA, Colonial, Stein Roe, Newport, Crabbe Huson, LAMCO or LAMCO's Portfolio Managers, Rydex or SSgA (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by LASC, CMC, FIA or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of LASC, CMC, FIA or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

TRUST CHARGES AND EXPENSES

      Class B shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999, and Class A shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced investment operations on June 1, 2000. Class A and Class B shares for Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000. Class B shares for all Funds, except for International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund, 500 Index Fund, Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund commenced investment operations on June 1, 2000. The Predecessor Funds to each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund commenced operations on January 11, 1993, March 3, 1998 and March 3, 1998, respectively. As of the date of this SAI, Class B shares for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund had not commenced investment operations.

MANAGEMENT FEES. Each Fund listed below paid management fees to LASC as follows during each year in the three-year period ended December 31, 2001, pursuant to the LASC Management Agreements described in the Prospectuses:


                                     2001           2000           1999
                                     ----           ----           ----
Value Fund:                      $1,145,972     $1,217,773     $1,157,822
Global Utilities Fund:              486,048        720,174        554,892
International Fund:                 431,211        642,065        569,988
U.S. Growth Fund:                 1,602,928      1,645,625      1,429,390
Strategic Income Fund:              947,802      1,028,637        971,490
Tiger Fund:                         348,282        446,975        277,720
All-Star Equity Fund:               499,847        541,468        493,641
Small Cap Fund:                     118,056         53,931         18,928
High Yield Fund:                    144,771        112,673         61,532
International Horizons Fund:         89,594        101,318         27,964
Global Equity Fund:                  75,122         89,670         31,164
Real Estate Fund:                    46,705         30,938         11,210
Japan Opportunities Fund:            18,388         17,254             --
Select Value Fund:                   65,748         11,300             --
Financial Services Fund:             31,457          8,024             --
Health Care Fund:                    53,289         10,940             --
500 Index Fund:                      83,290         18,998             --

The Predecessor Fund to each Fund listed below paid management fees to CMC as follows during each year in the three-year period ended December 31, 2001:


                                2001        2000        1999
                                ----        ----        ----
Columbia High Yield Fund:     $13,707     $13,920     $14,268
Real Estate Equity Fund:        8,112       7,764       6,980

The Predecessor Fund to the Equity Fund paid management fees to FIA as follows during each year in the three-year period ended December 31, 2001:


                   2001         2000         1999
                   ----         ----         ----
Equity Fund:     $697,948     $950,479     $765,471

CERTAIN ADMINISTRATIVE EXPENSES. Prior to July 1, 2001, the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund paid Colonial or an affiliate thereof an additional fee for pricing and bookkeeping services in the annual amount of $27,000 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates:
0.04% on the next $550 million; 0.03% on the next $400 million; and 0.025% on the excess over $1 billion of the average daily net assets of the Fund for such month. Effective July 1, 2001, Colonial entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

      Prior to July 1, 2002, The Galaxy VIP Fund, of which the Predecessor Funds were series, paid PFPC Inc. ("PFPC") or an affiliate thereof a fee for statistical and research data, clerical, accounting and bookkeeping services, internal auditing services, computation of net asset value and net income, preparation of annual and semi-annual reports to the Securities Exchange Commission, federal and state tax returns, and filings with state securities commissions, and transfer agency services. The Galaxy VIP Fund paid PFPC a monthly fee at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of all funds that were series of The Galaxy VIP

Fund, plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. For the fiscal year ended December 31, 2001, the Predecessor Funds paid PFPC fees at the annual rate of 0.085% of each Predecessor Fund's average daily net assets. In addition, PFPC received a separate annual fee from each Predecessor Fund for certain fund accounting services and was paid by each Predecessor Fund for custody services provided by the Predecessor Funds' custodian.

      Under its pricing and bookkeeping agreement with the Funds, Colonial receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and
- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Colonial for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services:

                                   2001       2000         1999
                                   ----       ----         ----
Value Fund:                      $74,777     $74,890     $74,390
Global Utilities Fund:            36,680      50,009      40,059
International Fund:               19,004      34,377      31,946
U.S. Growth Fund:                 83,138      86,096      74,490
Strategic Income Fund:            63,061      64,709      63,800
Tiger Fund:                       18,858      27,000      27,000
All-Star Equity Fund:             31,011      33,902      31,497
Small Cap Fund:                   18,389      27,000      27,000
High Yield Fund:                  18,389      27,000      27,000
International Horizons Fund:      18,389      27,000      15,750
Global Equity Fund:               18,389      27,000      15,750
Real Estate Fund:                 18,523      27,000      15,750
Japan Opportunities Fund:         18,494      16,229          --
Select Value Fund:                18,494      16,229          --
Financial Services Fund:          18,973      15,750          --
Health Care Fund:                 18,494      16,229          --
500 Index Fund:                   18,494      16,229          --

      During each year in the three-year period ended December 31, 2001, PFPC received the following administration fees from the Predecessor Funds to each Fund listed below:

                                2001         2000          1999
                                ----         ----          ----
Equity Fund:                  $117,558     $146,732     $128,840
Columbia High Yield Fund:       31,365       33,065       31,920
Real Estate Equity Fund:        27,663       39,932       36,466

      In addition, each Fund pays Colonial or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:

                                  2001       2000       1999
                                  ----       ----       ----
Value Fund:                      $7,500     $7,500     $7,500
Global Utilities Fund:            7,500      7,500      7,500
International Fund:               7,500      7,500      7,500
U.S. Growth Fund:                 7,500      7,500      7,500
Strategic Income Fund:            7,500      7,500      7,500
Tiger Fund:                       7,500      7,500      7,500
All-Star Equity Fund:             7,500      7,499      7,500
Small Cap Fund:                   7,500      7,500      7,500
High Yield Fund:                  7,500      7,500      7,500
International Horizons Fund:      7,500      7,500      4,375
Global Equity Fund:               7,500      7,500      4,375
Real Estate Fund:                 7,500      7,500      4,375
Japan Opportunities Fund:         7,500      4,508         --
Select Value Fund:                7,500      4,508         --
Financial Services Fund:          7,500      4,375         --
Health Care Fund:                 7,500      4,375         --
500 Index Fund:                   7,500      4,508         --

During each year in the three-year period ended December 31, 2001, PFPC received the following fees for transfer agency services from the Predecessor Funds to each Fund listed below:

                               2001       2000       1999
                               ----       ----       ----
Equity Fund:                  $5,000     $1,167       --
Columbia High Yield Fund:      5,000      1,167       --
Real Estate Equity Fund:       5,000      1,167       --


12B-1 FEES. During each year in the three-year period ended December 31, 2001, each Fund listed below paid LFD distribution fees as follows, as described in the Prospectuses:

                                    2001        2000        1999
                                    ----        ----        ----
Value Fund:                       $11,431     $   295          --
Global Utilities Fund:                  2           2          --
International Fund:                     2           1          --
U.S. Growth Fund:                  34,516       2,124          --
Strategic Income Fund:             29,568       2,006          --
Tiger Fund:                         3,582         658          --

                                    2001        2000        1999
                                    ----        ----        ----
All-Star Equity Fund:               9,903       1,496          --
Small Cap Fund:                    16,271       1,641          --
High Yield Fund:                   13,469         797          --
International Horizons Fund:       23,554      27,493     $ 6,601
Global Equity Fund:                19,806      23,603       7,044
Real Estate Fund:                  11,585       7,607       2,415
Japan Opportunities Fund:           3,732       3,222          --
Select Value Fund:                 23,260       3,798          --
Financial Services Fund:            8,884       2,157          --
Health Care Fund:                  13,037       2,518          --
500 Index Fund:                    52,682      11,552          --
Equity Fund:(1)                        --          --          --
Columbia High Yield Fund: (1)          --          --          --
Real Estate Equity Fund: (1)           --          --          --

(1) The Predecessor Funds to each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund did not incur 12b-1 fees.

EXPENSE LIMITATIONS. The Advisor and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

U.S. Growth Fund:                                1.00%
Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
Small Cap Fund:                                  1.10%
High Yield Fund:                                 0.95%
Japan Opportunities Fund:                        1.85%
Select Value Fund:                               1.10%
Financial Services Fund:                         1.45%
Health Care Fund:                                1.60%
500 Index Fund:                                  0.75%

      The Advisor will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, the Advisor will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, the Advisor will then waive a portion of its management fee to reach the above stated limits.

      The Advisor has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1 fees, brokerage fees and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of average daily net asset value per annum:

International Horizons Fund:                     1.15%
Global Equity Fund:                              1.15%
Real Estate Fund:                                1.20%

These arrangements may be terminated or modified by the Advisor or LFD at any time.

FEES OR EXPENSES WAIVED OR BORNE BY LASC

                                   2001          2000         1999
                                   ----          ----         ----
All-Star Equity Fund:            $     77     $ 15,896           --
Small Cap Fund:                    32,441       55,429     $ 63,222
High Yield Fund:                       --       11,685       49,549
International Horizons Fund:      153,064       42,341       28,328
Global Equity Fund:               136,366       48,980       27,096
Real Estate Fund:                  84,041       51,233       31,663
Japan Opportunities Fund:          44,809       38,372           --
500 Index Fund:                    58,371       17,830           --
Select Value Fund:                 44,763       21,529           --
Financial Services Fund:           48,627       27,947           --
Health Care Fund:                  40,614       28,416           --

FEES OR EXPENSES REIMBURSED BY CMC WITH RESPECT TO THE PREDECESSOR FUNDS TO THE FUNDS LISTED


                                2001        2000        1999
                              -------     -------     -------
Columbia High Yield Fund:     $46,428     $42,044     $39,207
Real Estate Equity Fund:       37,202      36,477      30,632

FEES OR EXPENSES WAIVED OR BORNE BY LFD


                                2001        2000
                              -------     -------
Strategic Income Fund:        $11,410     $   229
All-Star Equity Fund:           9,903       1,496
Small Cap Fund:                16,271       1,641
High Yield Fund:               12,641         797
Japan Opportunities Fund:       3,732       3,222
U.S. Growth Fund:              29,162       1,142
500 Index Fund:                52,682      11,552
Select Value Fund:             23,260       3,798
Value Fund:                        --          45
Financial Services Fund:        8,884       2,157
Health Care Fund:              13,037       2,518

* There were no fees waived or borne by LFD for the year ended December 31, 1999 for any of the Funds.

SALES-RELATED EXPENSES

      Sales-related expenses of LFD relating to the Class B shares of the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund for the year ended December 31, 2001 are listed in the tables below. No expense information is provided for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund because the Predecessor Funds did not offer Class B shares.

                                                                                    Global        International
                                                                 Value Fund     Utilities Fund         Fund
                                                                 ----------     --------------         ----
Fees to Financial Service Firms (FSFs)                             $9,076             $3             $35,631
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                        25,635              0                     0

                                                                                    Global        International
                                                                 Value Fund     Utilities Fund         Fund
                                                                 ----------     --------------         ----
Allocated travel, entertainment and other
   promotional expenses (including advertising)                    14,677              0                     0

                                                  U.S. Growth  Strategic
                                                      Fund     Income Fund  Tiger Fund
                                                      ----     -----------  ----------
Fees to Financial Service Firms (FSFs)              $27,969     $23,813     $ 3,642
Cost of sales material relating to the Fund
  (including printing and mailing expenses)          75,697      56,937       1,757
Allocated travel, entertainment and other
   promotional expenses (including advertising)      43,340      32,599       1,006


                                                   All-Star    Small Cap   High Yield
                                                  Equity Fund     Fund        Fund
                                                  -----------     ----        ----
Fees to Financial Service Firms (FSFs)              $ 8,130     $13,310     $10,712
Cost of sales material relating to the Fund
  (including printing and mailing expenses)          11,375      26,836      45,994
Allocated travel, entertainment and other
   promotional expenses (including advertising)       6,513      15,365      26,333


                                                  International
                                                     Horizons    Global Equity  Real Estate
                                                       Fund           Fund         Fund
                                                       ----           ----         ----
Fees to Financial Service Firms (FSFs)                $19,398       $16,427       $9,503
Cost of sales material relating to the Fund
  (including printing and mailing expenses)             215           113          2,763
Allocated travel, entertainment and other
   promotional expenses (including advertising)         123            65          1,582

                                                     Japan                       Financial
                                                  Opportunities  Select Value    Services
                                                     Fund           Fund            Fund
                                                     ----           ----            ----
Fees to Financial Service Firms (FSFs)               $3,072         $18,218       $7,138
Cost of sales material relating to the Fund
  (including printing and mailing expenses)              40          35,100       10,502
Allocated travel, entertainment and other
   promotional expenses (including advertising)          23          20,096        6,013

                                                   Health Care     500 Index
                                                      Fund           Fund
                                                      ----           ----
Fees to Financial Service Firms (FSFs)               $10,562        $42,490
Cost of sales material relating to the Fund
  (including printing and mailing expenses)           13,847         78,696
Allocated travel, entertainment and other
   promotional expenses (including advertising)        7,928         45,057

PRINCIPAL UNDERWRITER

      LFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. LFD is an affiliate of LASC, CMC and FIA.

      The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. The distributor has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

CODE OF ETHICS

      The Funds, the Advisors, the Sub-Advisors and LFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                             INVESTMENT RESTRICTIONS

      The investment restrictions specified below with respect to each Fund as "FUNDAMENTAL INVESTMENT Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. Value Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL UTILITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. Global Utilities Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      5. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Global Utilities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets;

      4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

      5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

      6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

      8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

U.S. GROWTH FUND

      FUNDAMENTAL INVESTMENT POLICIES. U.S. Growth Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry; and

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of U.S. Growth Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets; or

      4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

      FUNDAMENTAL INVESTMENT POLICIES. Strategic Income Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

      4.    Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

      FUNDAMENTAL INVESTMENT POLICIES. Tiger Fund may not:

      1. Concentrate more than 25% of the Funds total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      2. Underwrite securities issued by others except when disposing of portfolio securities;

      3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

      4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

      5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

      6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

      7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:

      1.    Invest in companies for the purpose of exercising control;

      2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

      3. Participate on a joint and several basis in any securities trading account;

      4.    Write or trade in put or call options;

      5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

      7.    Engage in short sales of securities.

ALL-STAR EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. All-Star Equity Fund may not:

      1. Issue senior securities, except as permitted by paragraph 2. below and to the extent permitted by the 1940 Act;

      2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

      3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

      4. Act as an underwriter of securities of other issuers, except when disposing of securities;

      5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

      6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

      7. Invest in commodities or in commodity contracts (except stock index futures and options);

      8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

      9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

      10.   Purchase securities of any one issuer, if

                  (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

      11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

      12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

      13. Invest for the purpose of exercising control over or management of any company; or

      14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund, which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

SMALL CAP FUND

      FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

      4.    Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of High Yield Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL HORIZONS FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Horizons Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Horizons Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Global Equity Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Global Equity Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

REAL ESTATE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Real Estate Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets; provided that the Fund may invest in securities that are secured by real estate or interest therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Real Estate Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

JAPAN OPPORTUNITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Japan Opportunities Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Japan Opportunities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

SELECT VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Select Value Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

FINANCIAL SERVICES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Financial Services Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Financial Services Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

HEALTH CARE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Health Care Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Health Care Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

500 INDEX FUND

      FUNDAMENTAL INVESTMENT POLICIES. The 500 Index Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Equity Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by FIA) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and
            (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the Securities Act of 1933, as amended, (the "1933 Act"), except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

      In addition to the above limitations, the Equity Fund may:

      13. Purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies.

      14. Invest up to 20% of its total assets in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts.

COLUMBIA HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Columbia High Yield Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by CMC) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and
            (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

REAL ESTATE EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Real Estate Equity Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by CMC) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
            (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Fund will invest at least 80% of its net assets in the equity securities of companies principally engaged in the real estate industry.

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the Fund may enter into futures contracts and options on futures contracts; and (ii) the Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

      In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

      If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

      Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, Columbia, and, in certain cases, the general account of Keyport Life Insurance Company ("Keyport"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

TRUSTEES AND OFFICERS

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)        Trustee          2000                 President of UAL                103            None
P.O. Box 66100                                                          Loyalty Services and
Chicago, IL 60666                                                       Executive Vice
                                                                        President of United
                                                                        Airlines (airline)
                                                                        since September,
                                                                        2001 (formerly
                                                                        Executive Vice
                                                                        President from July,
                                                                        1999 to September,
                                                                        2001); Chief
                                                                        Financial Officer of
                                                                        United Airlines
                                                                        since July, 1999;
                                                                        Senior Vice
                                                                        President and Chief
                                                                        Financial Officer of
                                                                        UAL, Inc. prior
                                                                        thereto.

Janet Langford Kelly (Age 44)     Trustee          2000                 Executive Vice                  103            None
One Kellogg Square                                                      President-Corporate
Battle Creek, MI 49016                                                  Development and
                                                                        Administration,
                                                                        General Counsel and
                                                                        Secretary, Kellogg
                                                                        Company (food
                                                                        manufacturer), since
                                                                        September, 1999;
                                                                        Senior Vice
                                                                        President, Secretary
                                                                        and General Counsel,
                                                                        Sara Lee Corporation
                                                                        (branded, packaged,
                                                                        consumer-products
                                                                        manufacturer) prior
                                                                        thereto.

Richard W. Lowry (Age 65)         Trustee          1995                 Private Investor                105            None
10701 Charleston Drive                                                  since August, 1987
Vero Beach, FL 32963                                                    (formerly Chairman
                                                                        and Chief Executive
                                                                        Officer, U.S.
                                                                        Plywood Corporation
                                                                        (building products
                                                                        manufacturer)).

Salvatore Macera (Age 70)         Trustee          1998                 Private Investor                103            None
26 Little Neck Lane                                                     since 1981 (formerly
New Seabury, MA  02649                                                  Executive Vice
                                                                        President and
                                                                        Director of Itek
                                                                        Corporation
                                                                        (electronics) from
                                                                        1975 to 1981).

Charles R. Nelson (Age 59)        Trustee          2000                 Van Voorhis                     103            None
Department of Economics                                                 Professor,
University of Washington                                                Department of
Seattle, WA 98195                                                       Economics,
                                                                        University of
                                                                        Washington since
                                                                        January, 1976;
                                                                        consultant on
                                                                        econometric and
                                                                        statistical matters.

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----
DISINTERESTED TRUSTEES

John J. Neuhauser (Age 58)        Trustee          1985                 Academic Vice                   105           Saucony,
84 College Road                                                         President and Dean                            Inc.
Chestnut Hill, MA 02467-3838                                            of Faculties since                            (athletic
                                                                        August, 1999, Boston                          footwear);
                                                                        College (formerly                             SkillSoft
                                                                        Dean, Boston College                          Corp.
                                                                        School of Management                          (E-Learning).
                                                                        from September, 1977
                                                                        to September, 1999).

Thomas E. Stitzel (Age 66)        Trustee          1998                 Business Consultant             103           None
2208 Tawny Woods Place                                                  since 1999 (formerly
Boise, ID  83706                                                        Professor of Finance
                                                                        from 1975 to 1999
                                                                        and Dean from 1977
                                                                        to 1991, College of
                                                                        Business, Boise
                                                                        State University);
                                                                        Chartered Financial
                                                                        Analyst.

Thomas C. Theobald (Age 64)       Trustee          2000                 Managing Director,              103
Suite 1300                                                              William Blair                                 Xerox
222 West Adams Street                                                   Capital Partners                              Corporation
Chicago, IL 60606                                                       (private equity                               (business
                                                                        investing) since                              products
                                                                        September, 1994                               and
                                                                        (formerly Chief                               services),
                                                                        Executive Officer                             Anixter
                                                                        and Chairman of the                           International
                                                                        Board of Directors,                           (network
                                                                        Continental Bank                              support
                                                                        Corporation).                                 equipment
                                                                                                                      distributor),
                                                                                                                      Jones
                                                                                                                      Lang
                                                                                                                      LaSalle
                                                                                                                      (real
                                                                                                                      estate
                                                                                                                      management
                                                                                                                      services)
                                                                                                                      and
                                                                                                                      MONY
                                                                                                                      Group
                                                                                                                      (life
                                                                                                                      insurance).


Anne-Lee Verville (Age 56)        Trustee          1998                 Author and speaker              103           Chairman
359 Stickney Hill Road                                                  on educational                                of the Board
Hopkinton, NH  03229                                                    systems needs                                 of Directors,
                                                                        (formerly General                             Enesco Group,
                                                                        Manager, Global                               Inc.
                                                                        Education Industry                            (designer,
                                                                        from 1994 to 1997,                            importer and
                                                                        and President,                                distributor
                                                                        Applications                                  of giftware
                                                                        Solutions Division                            and
                                                                        from 1991 to 1994,                            collectibles).
                                                                        IBM Corporation
                                                                        (global education
                                                                        and global
                                                                        applications)).

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----

INTERESTED TRUSTEES

William E. Mayer* (Age 61)        Trustee          1994                 Managing Partner,               105            Lee
399 Park Avenue                                                         Park Avenue Equity                             Enterprises
Suite 3204                                                              Partners (private                              (print and
New York, NY 10022                                                      equity fund) since                             on-line
                                                                        February, 1999                                 media), WR
                                                                        (formerly Founding                             Hambrecht
                                                                        Partner, Development                           + Co.
                                                                        Capital LLC from                               (financial
                                                                        November 1996 to                               service
                                                                        February, 1999; Dean                           provider)
                                                                        and Professor,                                 and
                                                                        College of Business                            Systech
                                                                        and Management,                                Retail
                                                                        University of                                  Systems
                                                                        Maryland from                                  (retail
                                                                        October, 1992 to                               industry
                                                                        November, 1996).                               technology
                                                                                                                       provider);
                                                                                                                       First
                                                                                                                       Health
                                                                                                                       (healthcare)

Joseph R. Palombo* (Age 48)       Trustee and      2000                 Chief Operating                 103            None
One Financial Center              Chairman of                           Officer of Columbia
Boston, MA 02111                  the Board                             Management Group,
                                                                        Inc. since November,
                                                                        2001; formerly Chief
                                                                        Operations Officer
                                                                        of Mutual Funds,
                                                                        Liberty Financial
                                                                        Companies, Inc. from
                                                                        August, 2000 to
                                                                        November, 2001;
                                                                        Executive Vice
                                                                        President of Stein
                                                                        Roe since April,
                                                                        1999; Executive Vice
                                                                        President and
                                                                        Director of Colonial
                                                                        since April, 1999;
                                                                        Executive Vice
                                                                        President and Chief
                                                                        Administrative
                                                                        Officer of LFG since
                                                                        April, 1999;
                                                                        Director of Stein
                                                                        Roe since September,
                                                                        2000; Trustee and
                                                                        Chairman of the
                                                                        Board of the Stein
                                                                        Roe Mutual Funds
                                                                        since October, 2000;
                                                                        Manager of Stein Roe
                                                                        Floating Rate
                                                                        Limited Liability
                                                                        Company since
                                                                        October, 2000
                                                                        (formerly Vice
                                                                        President of the
                                                                        Liberty Funds from
                                                                        April, 1999 to
                                                                        August, 2000; Chief
                                                                        Operating Officer
                                                                        and Chief Compliance
                                                                        Officer, Putnam
                                                                        Mutual Funds from
                                                                        December, 1993 to
                                                                        March, 1999).

* Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                        Year First
                                      Position          Elected or
 Name, Address                      with Liberty       Appointed to      Principal Occupation(s)
    And Age                            Funds              Office          During Past Five Years
    -------                            -----              ------          ----------------------
OFFICERS
Keith T. Banks (Age 46)              President            2001          President of the Liberty Funds
Columbia Management Group, Inc.                                         since November, 2001; Chief
590 Madison Avenue, 36th Floor                                          Investment Officer and Chief
Mail Stop NY EH 30636A                                                  Executive Officer of Columbia since
New York, NY  10022                                                     August, 2000 (formerly Managing
                                                                        Director and Head of U.S. Equity,
                                                                        J.P. Morgan Investment Management
                                                                        from November, 1996 to August,
                                                                        2000).

Vicki L. Benjamin (Age 40)           Chief Accounting     2001          Controller of the Liberty Funds and
One Financial Center                 Officer and                        of the Liberty All-Star Funds since
Boston, MA 02111                     Controller                         May, 2002; Chief Accounting Officer
                                                                        of the Liberty Funds and of the
                                                                        Liberty All-Star Funds since June,
                                                                        2001; Vice President of LFG since
                                                                        April, 2001 (formerly Vice
                                                                        President, Corporate Audit, State
                                                                        Street Bank and Trust Company from
                                                                        May, 1998 to April, 2001; Audit
                                                                        Manager from July, 1994 to June,
                                                                        1997; Senior Audit Manager from
                                                                        July, 1997 to May, 1998, Coopers &
                                                                        Lybrand, LLP).


J. Kevin Connaughton (Age 37)        Treasurer            2000          Treasurer of the Liberty Funds and
One Financial Center                                                    of the Liberty All-Star Funds since
Boston, MA 02111                                                        December, 2000 (formerly Controller
                                                                        of the Liberty Funds and of the
                                                                        Liberty All-Star Funds from
                                                                        February, 1998 to October, 2000);
                                                                        Treasurer of the Stein Roe Funds
                                                                        since February, 2001 (formerly
                                                                        Controller from May, 2000 to
                                                                        February, 2001); Senior Vice
                                                                        President of LFG since January,
                                                                        2001 (formerly Vice President from
                                                                        April, 2000 to January, 2001; Vice
                                                                        President of Colonial from
                                                                        February, 1998 to October, 2000;
                                                                        Senior Tax Manager, Coopers &
                                                                        Lybrand, LLP from April, 1996 to
                                                                        January, 1998).

Jean S. Loewenberg (Age 56)          Secretary            2002          Secretary of the Liberty Funds and
One Financial Center                                                    of the Liberty All-Star Funds since
Boston, MA 02111                                                        February, 2002; Senior Vice
                                                                        President and Group Senior Counsel,
                                                                        FleetBoston since November, 1996.

65

TRUSTEE POSITIONS

            As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

            In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

            The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

            The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

            The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Portfolio Transactions."

            The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectuses), as well as factors identified by the Advisor as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

            In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectuses.

            Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

            Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

            LASC or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with LASC. For the fiscal and calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                                  Total Compensation from the
                                         Pension or             Funds and the Fund Complex Paid
                                      Retirement Benefits       to the Trustees for the Calendar
                                      Accrued as Part of                    Year Ended
Trustee                                Fund Expenses (a)              December 31, 2001 (b)
-------                               ------------------        -------------------------------
John A. Bacon, Jr. (c)                      N/A                             $ 95,000
Robert J. Birnbaum                          N/A                               25,300
Tom Bleasdale (c)                           N/A                                103,000 (d)
William W. Boyd (c)                         N/A                               50,000
Lora S. Collins (c)                         N/A                               96,000
James E. Grinnell (c)                       N/A                              100,300
Douglas A. Hacker                           N/A                              109,000
Janet Langford Kelly                        N/A                              107,000
Richard W. Lowry                            N/A                              135,300
Salvatore Macera                            N/A                              110,000
William E. Mayer                            N/A                              132,300

James L. Moody, Jr. (c)                     N/A                               91,000
Charles R. Nelson                           N/A                              109,000
John J. Neuhauser                           N/A                              132,510
Joseph R. Palombo (e)                       N/A                                  N/A
Thomas E. Stitzel                           N/A                              109,000
Thomas C. Theobald                          N/A                              112,000
Anne-Lee Verville                           N/A                              114,000 (f)




                                  Aggregate                   Aggregate                   Aggregate                 Aggregate
                               Compensation from            Compensation from         Compensation from         Compensation from
                               the Value Fund for         the Global Utilities        the International          the U.S. Growth
                                   the Fiscal                 Fund for the              Fund for the              Fund for the
                                   Year Ended              Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001          December 31, 2001           December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------
John A. Bacon, Jr. (c)                 N/A                       N/A                       N/A                        N/A
Robert J. Birnbaum                     $ 0                       $ 0                       $ 0                        $ 0
Tom Bleasdale (c)                        0                         0                         0                          0
William W. Boyd (c)                    N/A                       N/A                       N/A                        N/A
Lora S. Collins (c)                      0                         0                         0                          0
James E. Grinnell (c)                    0                         0                         0                          0
Douglas A. Hacker                      863                       584                       497                        915
Janet Langford Kelly                   847                       573                       488                        898
Richard W. Lowry                       875                       592                       504                        927
Salvatore Macera                       871                       589                       502                        924
William E. Mayer                       851                       575                       489                        903
James L. Moody, Jr. (c)                  0                         0                         0                          0
Charles R. Nelson                      863                       584                       497                        915
John J. Neuhauser                      853                       579                       492                        904
Joseph R. Palombo (e)                  N/A                       N/A                       N/A                        N/A
Thomas E. Stitzel                      863                       584                       497                        915
Thomas C. Theobald                     887                       600                       511                        940
Anne-Lee Verville                      903 (f)                   611 (f)                   520 (f)                    957 (f)


                                  Aggregate                    Aggregate                 Aggregate                 Aggregate
                               Compensation from            Compensation from         Compensation from         Compensation from
                               the Strategic Income           the Tiger Fund          the All-Star Equity         the Small Cap
                               Fund for the Fiscal               for the                 Fund for the              Fund for the
                                   Year Ended              Fiscal Year Ended           Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001          December 31, 2001           December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------
  John A. Bacon, Jr. (c)          N/A                               N/A                    N/A                      N/A
  Robert J. Birnbaum              $ 0                               $ 0                    $ 0                      $ 0
  Tom Bleasdale (c)                 0                                 0                      0                        0
  William W. Boyd (c)             N/A                               N/A                    N/A                      N/A
  Lora S. Collins (c)               0                                 0                      0                        0
  James E. Grinnell (c)             0                                 0                      0                        0
  Douglas A. Hacker               765                               466                    534                      383
  Janet Langford Kelly            751                               457                    524                      376

  Richard W. Lowry                775                               472                    541                      388
  Salvatore Macera                772                               470                    539                      387
  William E. Mayer                754                               458                    526                      377
  James L. Moody, Jr. (c)           0                                 0                      0                        0
  Charles R. Nelson               765                               466                    534                      383
  John J. Neuhauser               756                               462                    529                      380
  Joseph R. Palombo (e)           N/A                               N/A                    N/A                      N/A
  Thomas E. Stitzel               765                               466                    534                      383
  Thomas C. Theobald              786                               478                    549                      393
  Anne-Lee Verville               800 (f)                           487 (f)                559 (f)                 401 (f)





                                  Aggregate                    Aggregate                  Aggregate                 Aggregate
                               Compensation from            Compensation from          Compensation from         Compensation from
                                 the High Yield             the International          the Global Equity           the Real Estate
                               Fund for the Fiscal        Horizons Fund for the          Fund for the              Fund for the
                                   Year Ended               Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001           December 31, 2001          December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------

John A. Bacon, Jr. (c)             N/A                              N/A                    N/A                           N/A
Robert J. Birnbaum                 $ 0                              $ 0                    $ 0                           $ 0
Tom Bleasdale (c)                    0                                0                      0                             0
William W. Boyd (c)                N/A                              N/A                    N/A                           N/A
Lora S. Collins (c)                  0                                0                      0                             0
James E. Grinnell (c)                0                                0                      0                             0
Douglas A. Hacker                  412                              376                    371                           359
Janet Langford Kelly               404                              368                    364                           352
Richard W. Lowry                   417                              380                    376                           364
Salvatore Macera                   415                              379                    375                           363
William E. Mayer                   406                              370                    365                           354
James L. Moody, Jr. (c)              0                                0                      0                             0
Charles R. Nelson                  412                              376                    371                           359
John J. Neuhauser                  408                              372                    368                           356
Joseph R. Palombo (e)              N/A                              N/A                    N/A                           N/A
Thomas E. Stitzel                  412                              375                    371                           359
Thomas C. Theobald                 423                              386                    381                           369
Anne-Lee Verville                  430 (f)                          393 (f)                388 (f)                       376 (f)


                                  Aggregate                     Aggregate                  Aggregate                 Aggregate
                               Compensation from             Compensation from          Compensation from         Compensation from
                             the Japan Opportunities         the Select Value         the Financial Services       the Health Care
                               Fund for the Fiscal            Fund for the                Fund for the              Fund for the
                                   Year Ended               Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001           December 31, 2001          December 31, 2001         December 31, 2001
-------                      --------------------         --------------------        -------------------       -------------------

  John A. Bacon, Jr. (c)          N/A                              N/A                      N/A                        N/A
  Robert J. Birnbaum              $ 0                              $ 0                      $ 0                        $ 0
  Tom Bleasdale (c)                 0                                0                        0                          0

  William W. Boyd (c)             N/A                              N/A                      N/A                        N/A
  Lora S. Collins (c)               0                                0                        0                          0
  James E. Grinnell (c)             0                                0                        0                          0
  Douglas A. Hacker               352                              365                      355                        359
  Janet Langford Kelly            345                              358                      349                        352
  Richard W. Lowry                356                              370                      360                        363
  Salvatore Macera                355                              369                      359                        362
  William E. Mayer                346                              360                      350                        353
  James L. Moody, Jr. (c)           0                                0                        0                          0
  Charles R. Nelson               352                              365                      355                        359
  John J. Neuhauser               349                              362                      352                        356
  Joseph R. Palombo (e)           N/A                              N/A                      N/A                        N/A
  Thomas E. Stitzel               351                              365                      355                        359
  Thomas C. Theobald              361                              375                      365                        368
  Anne-Lee Verville               368 (f)                          382 (f)                  372 (f)                    375 (f)


                                  Aggregate
                               Compensation from
                                 the 500 Index
                               Fund for the Fiscal
                                   Year Ended
Trustee                         December 31, 2001
-------                      --------------------

John A. Bacon, Jr. (c)                  N/A
Robert J. Birnbaum                    $ 0
Tom Bleasdale (c)                       0
William W. Boyd (c)                   N/A
Lora S. Collins (c)                     0
James E. Grinnell (c)                   0
Douglas A. Hacker                     395
Janet Langford Kelly                  387
Richard W. Lowry                      399
Salvatore Macera                      398
William E. Mayer                      389
James L. Moody, Jr. (c)                 0
Charles R. Nelson                     395
John J. Neuhauser                     391
Joseph R. Palombo (e)                 N/A
Thomas E. Stitzel                     395
Thomas C. Theobald                    405
Anne-Lee Verville                     413 (f)

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds ("Liberty Funds") consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds ("Stein Roe Funds") consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund were not in existence as of December 31, 2001. The Predecessor Funds were not part of the Liberty Fund Complex. As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000,
            $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, Ms. Verville deferred her total compensation of $903 for the Value Fund, $611 for the Global Utilities Fund, $520 for the International Fund, $957 for the U.S. Growth Fund, $800 for the Strategic Income Fund, $487 for the Tiger Fund, $559 for the All-Star Equity Fund, $401 for the Small Cap Fund, $430 for the High Yield Fund, $393 for the International Horizons Fund, $388 for the Global Equity Fund, $376 for the Real Estate Fund, $368 for the Japan Opportunities Fund, $382 for the Select Value Fund, $372 for the Financial Services Fund, $375 for the Health Care Fund, and $413 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, she deferred her total compensation of $114,000 from the Fund Complex (including compensation paid to her by the Funds and deferred) pursuant to the deferred compensation plan.

Role of the Board of Trustees

            The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

            Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

Governance Committee

            Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

Advisory Fees & Expenses Committee

            Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

Trading Oversight Committee

            Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

            The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Funds (except for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, which were not in existence as of December 31, 2001) and (ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.


                                                            Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                Owned in the          Owned in the                Owned in the
                                  Securities Owned           Global Utilities       International                U.S. Growth
Name of Trustee                   in the Value Fund               Fund                  Fund                        Fund
---------------                   -----------------         -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                       $0                            $0                  $0                       $0
Janet Langford Kelly                    $0                            $0                  $0                       $0
Richard W. Lowry (g)                    $0                            $0                  $0                       $0
Salvatore Macera                        $0                            $0                  $0                       $0
Charles R. Nelson                       $0                            $0                  $0                       $0
John J. Neuhauser (g)                   $0                            $0                  $0                       $0
Thomas E. Stitzel                       $0                            $0                  $0                       $0
Thomas C. Theobald                      $0                            $0                  $0                       $0
Anne-Lee Verville                       $0                            $0                  $0                       $0

INTERESTED TRUSTEES

William E. Mayer (g)                    $0                            $0                  $0                       $0
Joseph R. Palombo                       $0                            $0                  $0                       $0

                                                            Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                Owned in the          Owned in the                Owned in the
                                  Securities Owned           All-Star Equity         High Yield                   Small Cap
Name of Trustee                   in the Tiger Fund               Fund                  Fund                        Fund
---------------                   -----------------         -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                    $0                            $0                $0                            $0
Janet Langford Kelly                 $0                            $0                $0                            $0
Richard W. Lowry (g)                 $0                            $0                $0                            $0
Salvatore Macera                     $0                            $0                $0                            $0
Charles R. Nelson                    $0                            $0                $0                            $0
John J. Neuhauser (g)                $0                            $0                $0                            $0
Thomas E. Stitzel                    $0                            $0                $0                            $0
Thomas C. Theobald                   $0                            $0                $0                            $0
Anne-Lee Verville                    $0                            $0                $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                 $0                            $0                $0                            $0
Joseph R. Palombo                    $0                            $0                $0                            $0


                                                             Dollar Range of        Dollar Range of           Dollar Range of
                                    Dollar Range             Equity Securities     Equity Securities         Equity Securities
                                     of Equity                 Owned in the          Owned in the              Owned in the
                               Securities Owned in the       International           Global Equity              Real Estate
Name of Trustee                Strategic Income Fund          Horizons Fund              Fund                      Fund
---------------                -----------------------      -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                   $0                            $0                     $0                            $0
Janet Langford Kelly                $0                            $0                     $0                            $0
Richard W. Lowry (g)                $0                            $0                     $0                            $0
Salvatore Macera                    $0                            $0                     $0                            $0
Charles R. Nelson                   $0                            $0                     $0                            $0
John J. Neuhauser (g)               $0                            $0                     $0                            $0
Thomas E. Stitzel                   $0                            $0                     $0                            $0
Thomas C. Theobald                  $0                            $0                     $0                            $0
Anne-Lee Verville                   $0                            $0                     $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                $0                            $0                     $0                            $0
Joseph R. Palombo                   $0                            $0                     $0                            $0

                                                             Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                 Owned in the          Owned in the                Owned in the
                                Securities Owned in the        Select Value        Financial Services             Health Care
Name of Trustee                Japan Opportunities Fund             Fund               Fund                         Fund
---------------                -------------------------     -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                   $0                            $0                  $0                            $0
Janet Langford Kelly                $0                            $0                  $0                            $0
Richard W. Lowry (g)                $0                            $0                  $0                            $0
Salvatore Macera                    $0                            $0                  $0                            $0
Charles R. Nelson                   $0                            $0                  $0                            $0
John J. Neuhauser (g)               $0                            $0                  $0                            $0
Thomas E. Stitzel                   $0                            $0                  $0                            $0
Thomas C. Theobald                  $0                            $0                  $0                            $0
Anne-Lee Verville                   $0                            $0                  $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                $0                            $0                  $0                            $0
Joseph R. Palombo                   $0                            $0                  $0                            $0

                                                             Aggregate Dollar Range of
                                    Dollar Range                 Equity Securities
                                     of Equity                   Owned in all Funds
                                 Securities Owned in             Overseen by Trustee
Name of Trustee                  the 500 Index Fund          in Liberty Family of Funds
---------------                  --------------------        --------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                     $0                         Over $100,000
Janet Langford Kelly                  $0                         Over $100,000
Richard W. Lowry (g)                  $0                         Over $100,000
Salvatore Macera                      $0                        $50,001-100,000
Charles R. Nelson                     $0                         Over $100,000
John J. Neuhauser (g)                 $0                         Over $100,000
Thomas E. Stitzel                     $0                        $50,001-100,000
Thomas C. Theobald                    $0                         Over $100,000
Anne-Lee Verville                     $0                         Over $100,000

INTERESTED TRUSTEES

William E. Mayer (g)                  $0                        $50,001-100,000
Joseph R. Palombo                     $0                           $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PRINCIPAL HOLDERS OF SECURITIES

            All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies, by Columbia or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account).

            As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

VALUE FUND
Class A

Keyport Benefit Life Insurance Company                                               5.97%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      56.23%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      30.90%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              11.75%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      88.25%(*)
Variable Account A
125 High Street
Boston, MA 02110

GLOBAL UTILITIES FUND

Class A

Keyport Benefit Life Insurance Company                                               7.70%
125 High Street
Boston, MA 02110


Keyport Life Insurance Company                                                      55.70%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      31.71%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                               100.00%
One Financial Center
Boston, MA 02111

INTERNATIONAL FUND

Class A

Keyport Life Insurance Company                                                      76.71%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      14.67%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                               100.00%
One Financial Center
Boston, MA 02111

U.S. GROWTH FUND

Class A

Keyport Benefit Life Insurance Company                                               6.76%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      61.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      22.05%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              15.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      84.45%(*)
Variable Account A
125 High Street
Boston, MA 02110

STRATEGIC INCOME FUND

Class A

Keyport Benefit Life Insurance Company                                               7.63%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      66.19%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      19.53%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      83.97%(*)
Variable Account A
125 High Street
Boston, MA 02110

TIGER FUND

Class A
Keyport Life Insurance Company                                                      52.78%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      11.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Lincoln National Life                                                               11.79%
P.O. Box 1110
Fort Wayne, ID 46801-1110

Keyport Life Insurance Company                                                      19.32%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                               7.11%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      92.89%(*)
Variable Account A
125 High Street
Boston, MA 02110

ALL-STAR EQUITY FUND

Class A

Keyport Benefit Life Insurance Company                                               7.82%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      88.80%(*)
Variable Account A
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              11.59%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      88.41%(*)
Variable Account A
125 High Street
Boston, MA 02110

SMALL CAP FUND

Class A

Keyport Benefit Life Insurance Company                                              10.46%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      62.32%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      23.23%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      83.96%(*)
Variable Account A
125 High Street
Boston, MA 02110

HIGH YIELD FUND

Class A

Keyport Benefit Life Insurance Company                                              11.59%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      59.92%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      27.52%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 20.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         80.00%(*)
Variable Account A
125 High Street
Boston, MA 02110

INTERNATIONAL HORIZONS FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  6.33%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         56.31%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         37.37%(*)
125 High Street
Boston, MA 02110

GLOBAL EQUITY FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  7.80%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         36.28%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         55.93%(*)
125 High Street
Boston, MA 02110

REAL ESTATE FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                   8.07%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         42.29%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         49.65%(*)
125 High Street
Boston, MA 02110

JAPAN OPPORTUNITIES FUND

Class A

Keyport Life Insurance Company                                        100.00%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                         96.85%(*)
125 High Street
Boston, MA 02110

SELECT VALUE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 10.82%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         78.43%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         10.75%
125 High Street
Boston, MA 02110

FINANCIAL SERVICES FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 18.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         62.44%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         19.56%
125 High Street
Boston, MA 02110

HEALTH CARE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 16.95%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         70.90%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.16%
125 High Street
Boston, MA 02110

500 INDEX FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 12.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         75.02%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.44%
125 High Street
Boston, MA 02110

EQUITY FUND (+)

American Skandia                                                       97.45%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

COLUMBIA HIGH YIELD FUND (+)

American Skandia                                                       62.13%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

American Express Life Insurance                                        24.12%
829 AXP Financial Center
Minneapolis, MN 55474

Columbia Management Group, Inc.                                        13.75%
One International Place
Boston, MA 02110

REAL ESTATE EQUITY FUND (+)

American Skandia                                                       69.53%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

Columbia Management Group, Inc.                                        28.56%(**)
One International Place
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

(+) For the noted Funds, the record ownership information shown above is as of record on October 31, 2002.

(**) As of record on October 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

CUSTODIAN

         State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund, International Horizons Fund and Global Equity Fund may be expected to experience higher portfolio turnover rates if such Funds make a change in their respective investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

         The Value Fund, for the 1999 fiscal year, had a higher than usual portfolio turnover rate. This was due to a change in portfolio manager and the new manager selling off and re-positioning the Value Fund to reflect the new strategies of the Fund.

SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through

Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

         Each of FIA, CMC, Colonial, Stein Roe, Newport, Crabbe Huson, Rydex, SSgA and each of LAMCO's Portfolio Managers, (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund, International Horizons Fund, Global Equity Fund, Japan Opportunities Fund, Tiger Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         ADDITIONAL MATTERS PERTAINING TO EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

         ADDITIONAL MATTERS PERTAINING TO HEALTH CARE FUND. The Health Care Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

         ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND, INTERNATIONAL HORIZONS FUND, GLOBAL EQUITY FUND AND GLOBAL UTILITIES FUND. The portfolio managers for the International Fund and the International Horizons Fund are Charles R. Roberts and Deborah Snee; for the Global Equity Fund are Charles R. Roberts and Erik P. Gustafson; and for the Global Utilities Fund are Charles R. Roberts and Scott Schermerhorn, all of whom are jointly employed by Newport, Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of FleetBoston). The Funds and the other accounts advised by these managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Funds and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund are concerned, Colonial and Stein Roe believe that in most cases these practices should produce better executions. It is the opinion of Colonial and Stein Roe that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

         Portfolio transactions on behalf of the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Funds or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Funds will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund, International Horizons Fund or Global Equity Fund, Stein Roe in its management of Global Utilities Fund or other accounts over which Colonial or Stein Roe exercises investment discretion.

         ADDITIONAL MATTERS PERTAINING TO ALL-STAR EQUITY FUND. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999; and Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000.)

                                                 Global        International    U.S. Growth                        All-Star
                               Value Fund    Utilities Fund        Fund             Fund         Tiger Fund       Equity Fund
                              -----------    --------------    -------------    -----------      ----------       -----------
Total amount of brokerage
commissions paid during
2001                            $298,937        $298,053          $80,747         $305,430         $96,746          $90,543
Total amount of directed
transactions paid during
2001                          $37,581,511      $48,330,052      $4,951,119      $33,589,874      $3,680,909       $21,475,883
Total amount of
commissions on directed
transactions paid during
2001                            $68,455         $109,209          $13,907         $59,020          $14,719          $31,148
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission          $37,223            $0               $0            $41,426            $0               $0
paid)                            (12%)                                             (14%)

Total amount of brokerage
commissions paid during
2000                            $449,525        $142,143         $153,088         $350,114        $113,710          $26,611
Total amount of directed
transactions paid during
2000                          $49,284,534      $28,647,367      $1,497,642      $22,930,421      $2,608,444         $13,416
Total amount of
commissions on directed
transactions paid during
2000                            $72,550          $32,157          $3,311          $24,230          $10,811            $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission          $111,189         $2,483                           $35,234
paid)                            (25%)            (2%)              $0             (10%)             $0               $0

                                                 Global        International    U.S. Growth                        All-Star
                               Value Fund    Utilities Fund        Fund             Fund         Tiger Fund       Equity Fund
                              -----------    --------------    -------------    -----------      ----------       -----------
Total amount of brokerage
commissions paid during
1999                            $521,325        $171,492          $54,904         $250,696         $42,877         $101,560
Total amount of directed
transactions paid during
1999                               $0              $0               $0               $0              $0           $10,533,313
Total amount of
commissions on directed
transactions paid during
1999                               $0              $0               $0               $0              $0             $12,038
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission          $210,205           $0              $180           $95,068            $0               $0
paid)                            (40%)                           (0.003%)          (38%)

                               High Yield    Small Cap Fund      Strategic     International    Global Equity     Real Estate
                                  Fund                          Income Fund    Horizons Fund        Fund             Fund
                              -----------    --------------    -------------   -------------    -------------     -----------
Total amount of brokerage
commissions paid during
2001                               $0            $23,720           $592           $15,863          $18,588          $6,524
Total amount of directed
transactions paid during
2001                               $0           $237,534            $0           $1,931,178      $6,457,747           $0
Total amount of
commissions on directed
transactions paid during
2001                               $0             $625              $0             $2,485          $4,009             $0
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission             $0            $4,089             $0               $0              $0               $0
paid)                                           (17%)

                               High Yield                        Strategic     International    Global Equity     Real Estate
                                  Fund       Small Cap Fund     Income Fund    Horizons Fund        Fund             Fund
                              -----------    --------------     -----------    -------------    -------------     -----------
Total amount of brokerage
commissions paid during
2000                               $0            $10,284            $0            $26,430          $20,616          $15,732
Total amount of directed
transactions paid during
2000                               $0              $0               $0           $7,557,624      $2,853,098           $0
Total amount of
commissions on directed
transactions paid during
2000                               $0              $0               $0             $5,254          $1,381             $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission             $0            $2,662             $0               $0              $0               $0
paid)                                             (26%)

Total amount of brokerage
commissions paid during
1999                               $0          $4,635           $1,563           $4,344           $4,530          $11,892
Total amount of directed
transactions paid during
1999                               $0              $0               $0               $0               $0               $0
Total amount of
commissions on directed
transactions paid during
1999                               $0              $0               $0               $0               $0               $0
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission             $0          $2,299               $0               $0               $0               $0
paid)                                            (50%)

                                 Japan
                             Opportunities     Select Value       Financial
                                  Fund             Fund         Services Fund    Health Care Fund   500 Index Fund
                             -------------     ------------     -------------    ----------------   --------------

Total amount of brokerage
commissions paid during
2001                             $1,534           $10,870           $2,916            $1,997            $8,269
Total amount of directed
transactions paid during
2001                            $133,262          $9,661              $0                $0                $0
Total amount of
commissions on directed
transactions paid during
2001                              $400              $10               $0                $0                $0
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission                             $993
paid)                              $0              (9%)               $0                $0                $0

Total amount of brokerage
commissions paid during
2000                             $7,785           $3,538             $707              $858             $4,032
Total amount of directed
transactions paid during
2000                               $0             $6,783              $0                $0                $0
Total amount of
commissions on directed
transactions paid during
2000                               $0               $5                $0                $0                $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission             $0              $880               $0                $0                $0
paid)                                              (25%)

         For the fiscal year ended December 31, 2001, the Predecessor Funds to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund paid commissions in return for brokerage and research services ("soft dollar commissions") as shown below:

                                                                       SOFT DOLLAR
                      FUND                                             COMMISSIONS
                      ----                                             -----------

                      Equity Fund.................................        $15,380
                      Real Estate Equity Fund ....................          $  77
                      Columbia High Yield Fund ...................          $   0


         For the fiscal years ended December 31, 2001, 2000 and 1999, the Predecessor Funds to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund paid brokerage commissions as shown in the table below:

                                                                              FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                          2001             2000              1999
----                                                                          ----             ----              ----
Equity Fund..........................................................      $134,455          $133,048        $  99,742
Real Estate Equity Fund .............................................      $  2,330          $  1,966        $   2,111
Columbia High Yield Fund ............................................      $      0          $      0        $       0

         During the fiscal years ended December 31, 2001, 2000 and 1999, the Predecessor Funds to the Equity Fund and Real Estate Equity Fund effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., and (with respect to the fiscal year ended December 31, 2001 only) Robertson Stephens, Inc. ("Robertson Stephens") which are affiliates of FIA and CMC. The table below discloses the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the fiscal years ended December 31, 2001, 2000 and 1999.

                                                                        FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                    2001             2000           1999
----                                                                    ----             ----           ----
Equity Fund...................................................        $12,630           $10,133      $  9,426
Real Estate Equity ...........................................        $    36           $     0      $      0

         The table below shows, with respect to the Predecessor Funds to the Equity Fund and Real Estate Equity Fund, (i) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended December 31, 2001 that was paid to Quick & Reilly and Robertson Stephens, and (ii) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly or Robertson Stephens during the fiscal year ended December 31, 2001.

                                                                                          % OF AGGREGATE
                                                                    % OF AGGREGATE          COMMISSION
FUND                                                                  COMMISSIONS          TRANSACTIONS
----                                                                  -----------          ------------
Equity Fund..................................................            9.39%                12.01%
Real Estate Equity...........................................            1.55%                 1.86%

    At December 31, 2001, the Predecessor Fund to the Equity Fund held securities of Goldman Sachs Group, Inc., one of its broker-dealers, with a total market value of $1,391,250.

    An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

         The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectuses, each Fund may, in accordance with its investment policies, invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime

Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, the Federal Intermediate Credit Banks, Resolution Trust Corporation and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration). No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks or domestic branches of foreign banks which meet the foregoing requirements. The Funds, except for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, will not invest in time deposits maturing in more than seven days. With respect to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above. Investments by the Equity Fund in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         With respect to the certain of the Funds, commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Restrictions" above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund will not enter into repurchase agreements with FIA or CMC or any of their affiliates.

         REVERSE REPURCHASE AGREEMENTS. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial

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
paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

         With respect to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, if a variable or floating rate instrument is not rated, FIA or CMC, as the case may be, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

INVESTMENT COMPANY SECURITIES

         Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.

         Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by the Advisors.

REITS

         The Real Estate Fund and Real Estate Equity Fund may invest without limit in real estate investment trusts ("REITs"). The Equity Fund may invest up to 10% of its net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.

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
         REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         To the extent consistent with its investment policies, a Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         A Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

         The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

MORTGAGE DOLLAR ROLLS

         To the extent consistent with its investment policies, a Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the

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
securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

         To the extent consistent with its investment objectives, a Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. The Advisor may determine that SMBS acquired by the Fund are liquid under guidelines established by the Board of Trustees.

INVESTMENTS IN LESS DEVELOPED COUNTRIES

         International Fund's and International Horizons Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as

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
"emerging market countries"). Normally no more than 40% of the International Fund's assets and up to 35% of the International Horizons Fund's assets will be invested in such emerging market countries. As of May 1, 2002, the following countries were considered by Colonial to be emerging market countries:

                            Europe and the
Asia         Latin America  Middle East     Africa
----         -------------  -----------     ------
China        Argentina      Czech Republic  South Africa
India        Brazil         Hungary
Indonesia    Chile          Israel
South Korea  Colombia       Jordan
Malaysia     Mexico         Poland
Pakistan     Peru           Russia
Philippines  Venezuela      Turkey
Sri Lanka
Taiwan
Thailand

         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, India, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.

FOREIGN CURRENCY TRANSACTIONS

         Each of International Fund, Tiger Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Value Fund and Real Estate Equity Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Global Utilities Fund, International Horizons Fund, Global Equity Fund, Strategic Income Fund and Real Estate Equity Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter

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
into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

         Each of International Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Tiger Fund and Real Estate Equity Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank

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market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

VALUATIONS

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         The Equity Fund may invest up to 20% of its total assets in ADRs, EDRs and CDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs (which are sometimes referred to as CDRs) are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. ADRs, EDRs and CDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitations with respect to such securities. If the Fund invests in an unsponsored ADR, EDR or CDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or CDR than is available for an issuer of securities underlying a sponsored ADR, EDR or CDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and CDRs involve risks similar to those accompanying direct investments in foreign securities.

CONVERTIBLE SECURITIES

         Each Fund may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a

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predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Convertible bonds acquired by the Columbia High Yield Fund will generally be rated BB or lower by S&P or Ba or lower by Moody's. The Columbia High Yield Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as a part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Columbia High Yield Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to

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manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% of the value of its total assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

         When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange contracts.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Advisor will evaluate the risks presented by the derivative securities purchased by a Fund, and will determine, in connection with the day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objectives. It is possible, however, that the Advisor's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investment in derivative securities.

OPTIONS ON SECURITIES

         Each of Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, All-Star Equity Fund, Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may purchase and sell options on individual securities. Options purchased or written by the Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, All-Star Equity Fund will not exceed 5% of the Fund's net assets. Options purchased by each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund will not exceed 5% and options written by each of the Funds will not exceed 25% of its net assets.

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         WRITING COVERED OPTIONS.

         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor or the sub-advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.


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         PURCHASING CALL OPTIONS.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
         OVER-THE-COUNTER ("OTC") OPTIONS.

         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by a Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

         RISK FACTORS IN OPTIONS TRANSACTIONS.

         The successful use of a Fund's options strategies depends on the ability of its sub-advisor to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when its sub-advisor deems it desirable to do so. Although the Fund will take an option position only if the sub-advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

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         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each of Global Utilities Fund, International Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Financial Services Fund, Health Care Fund, All-Star Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may buy and sell certain futures contracts (and in certain cases, related options), to the extent and for the purposes specified in the Prospectuses.

         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

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
         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         Although permitted by their investment policies, the Columbia High Yield Fund and Real Estate Equity Fund do not currently intend to write futures options during the current fiscal year.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         Successful use of futures contracts by a Fund is subject to its Advisor's or sub-advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is

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not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectuses. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectuses.

         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's sub-advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

         Successful use of index futures by a Fund for hedging purposes is also subject to its sub-advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's Advisor or sub-advisor may still not result in a successful hedging transaction.

         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

         Each of Global Utilities Fund, U.S. Growth Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.

         It is computed as follows:

                           ERV = P(1+T)n

         Where:            P        =       a hypothetical initial payment of $1,000
                           T        =       average annual total return
                           n        =       number of years
                           ERV      =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion thereof).

         For example, for a $1,000 investment in the Funds' Class A and B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                                     Ending Redeemable       Ending Redeemable
                                                           Value                   Value
Fund                                                      Class A                 Class B
----                                                      -------                 -------
Value Fund:                                                $998                    $996
Global Utilities Fund:                                      860                     858
International Fund:                                         756                     756
U.S. Growth Fund:                                           994                     994
Strategic Income Fund:                                    1,037                    1,035
Tiger Fund:                                                 815                     833
All-Star Equity Fund:                                       872                     872
Small Cap Fund:                                           1,093                    1,092
High Yield Fund:                                            972                     970
International Horizons Fund:                                766                     764
Global Equity Fund:                                         757                     754
Real Estate Fund:                                         1,146                    1,145
Japan Opportunities Fund:                                   679                     679
Select Value Fund:                                        1,036                    1,035
Financial Services Fund:                                    883                     881
Health Care Fund:                                           881                     880
500 Index Fund:                                             880                     879
Equity Fund:                                                818(h)                  --
Columbia High Yield Fund:                                 1,062(h)                  --
Real Estate Equity Fund:                                  1,047(h)                  --

(h) Performance information shown is for shares of the Predecessor Fund for the period January 1, 2001 to December 31, 2001.

The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                               VALUE FUND
                                                   Period July 1, 1993
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (0.18)%          11.95%                    12.91%
Class B        (0.43)%          11.86% (i)                12.86% (i)

                          GLOBAL UTILITIES FUND

                                                   Period July 1, 1993
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (14.01)%         7.90%                     7.56%
Class B        (14.18)%          7.83% (i)                 7.52% (i)

                           INTERNATIONAL FUND

                                                   Period May 2, 1994
                                                    (commencement of
                                                 investment operations)
                                                through December 31, 2001
                1 Year         5 Years
Class A        (24.35)%        (1.08)%                   (0.06)%
Class B        (24.35)%         (1.08)% (i)               (0.06)% (i)

                            U.S. GROWTH FUND

                                                   Period July 5, 1994
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (0.60)%          12.88%                    15.91%
Class B        (0.65)%          12.83% (i)                 15.88% (i)


                          STRATEGIC INCOME FUND

                                                   Period July 5, 1994
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A         3.68%           4.10%                     6.53%
Class B         3.54%           4.06% (i)                 6.50% (i)

                               TIGER FUND

                                                    Period May 1, 1995
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (18.48)%         (5.73)%                   (0.66)%
Class B        (16.66)%         (5.23)% (i)               (0.27)% (i)

                                      ALL-STAR EQUITY FUND

                                                    Period November 17, 1997
                                                  (commencement of investment
                                                operations) through December 31,
                1 Year                                        2001
Class A        (12.81)%                                      4.59%
Class B        (12.82)%                                       4.57% (i)

                                      SMALL CAP FUND

                                               Period May 19, 1998 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                 1 Year

Class A          9.30%                                       5.13%
Class B          9.20%                                        5.11% (i)

                                     HIGH YIELD FUND

                                               Period May 19, 1998 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                 1 Year

Class A         (2.82)%                                     (2.98)%
Class B         (2.96)%                                      (3.09)% (i)

                               INTERNATIONAL HORIZONS FUND

                                               Period June 1, 1999 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                1 Year

Class A        (23.41)%                                      (9.66)% (j)
Class B        (23.64)%                                      (9.80)%

                                    GLOBAL EQUITY FUND
                                               Period June 1, 1999 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                       1 Year

Class A               (24.34)%                              (12.04)% (j)
Class B               (24.58)%                              (12.18)%

                                     REAL ESTATE FUND

                                             Period June 1, 1999 (commencement of
                                                investment operations) through
                                                       December 31, 2001
                      1 Year

Class A               14.61%                                 5.53% (j)
Class B               14.54%                                 5.42%

                                 JAPAN OPPORTUNITIES FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (32.11)%                               (37.15)%
Class B              (32.11)%                               (37.15)%

                                    SELECT VALUE FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A                3.55%                                 9.37%
Class B                3.47%                                 9.32%

                                 FINANCIAL SERVICES FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.71)%                                4.71%
Class B              (11.86)%                                4.56%

                                     HEALTH CARE FUND
                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.88)%                                2.75%
Class B              (11.95)%                                2.70%

                                      500 INDEX FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.98)%                               (10.81)%
Class B              (12.07)%                               (10.86)%

                                      EQUITY FUND(k)
                                                          Period January 11, 1993
                                                              (commencement of
                                                           investment operations)
                                                            through December 31,
                1 Year                  5 Years                     2001
Shares          (18.17)%                10.02%                     11.60%

                               COLUMBIA HIGH YIELD FUND(k)
                                             Period March 3, 1998 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Shares                 6.18%                                 5.18%

                                REAL ESTATE EQUITY FUND(k)
                                             Period March 3, 1998 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Shares                 4.68%                                 4.11%

(i) Class B is a newer class of shares. Their performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

(j) Class A is a newer class of shares. Their performance information includes returns of the Funds' Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class B share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher. Class A shares were initially offered on June 1, 2000.

(k) Performance shown is for existing shares of the Predecessor Fund at December 31, 2001.

         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' performance numbers reflect all Fund expenses, including management fees, interest, taxes, 12b-1, brokerage and extraordinary expenses, net of any voluntary waiver of expenses by the advisor, sub-advisor or their affiliates, but do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies. If performance information included the effect of these additional amounts, returns would be lower.

                INDEPENDENT ACCOUNTANTS, INDEPENDENT AUDITORS AND
                              FINANCIAL STATEMENTS

     FOR ALL FUNDS EXCEPT THE EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND:

         PricewaterhouseCoopers LLP are the Funds' independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectuses, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Trust and Report of Independent Accountants appearing in the December 31, 2001 Annual Report of the Trust are incorporated in this SAI by reference.

      FOR THE EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND:

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, serve as auditors for the Funds. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectuses, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in auditing.

         The financial statements of the Predecessor Funds and Report of Independent Auditors appearing in the December 31, 2001 Annual Report of the Predecessor Funds are incorporated in this SAI by reference.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


     I am writing to ask for your vote on the acquisition of Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series or Stein Roe Global Utilities Fund, Variable Series by Colonial International Fund for Growth, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Colonial International Fund for Growth, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



     These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



     Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Colonial International Fund for Growth, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



     THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



     YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



     We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

-S- Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/279M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                       LIBERTY VARIABLE INVESTMENT TRUST
                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
             COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES
                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series, Liberty Advisory Services Corp., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Colonial Global Equity Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial Global Equity Fund, Variable Series by, the Colonial International Fund for Growth, Variable Series, in exchange for shares of the Colonial International Fund for Growth, Variable Series and the distribution of such shares to the shareholders of the Colonial Global Equity Fund, Variable Series in complete liquidation of the Colonial Global Equity Fund, Variable Series.

     2. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Colonial International Horizons Fund, Variable Series to, and the assumption of all of the liabilities of the Colonial International Horizons Fund, Variable Series by, the Colonial International Fund for Growth, Variable Series, in exchange for shares of the Colonial International Fund for Growth, Variable Series and the distribution of such shares to the shareholders of the Colonial International Horizons Fund, Variable Series in complete liquidation of the Colonial International Horizons Fund, Variable Series.

     3. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Global Utilities Fund, Variable Series to, and the assumption of all of the liabilities of the Stein Roe Global Utilities Fund, Variable Series by, the Colonial International Fund for Growth, Variable Series, in exchange for shares of the Colonial International Fund for Growth, Variable Series and the distribution of such shares to the shareholders of the Stein Roe Global Utilities Fund, Variable Series in complete liquidation of the Stein Roe Global Utilities Fund, Variable Series.

     4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          -s- Jean S. Loewenberg
                                          Jean S. Loewenberg, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                      AND

             COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                      AND

                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
            COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    5
PROPOSAL 1 -- Acquisition of Colonial Global Equity Fund,
              Variable Series by Colonial International Fund
              for Growth, Variable Series...................   14
  The Proposal..............................................   14
  Principal Investment Risks................................   14
  Information about the Acquisition.........................   14
PROPOSAL 2 -- Acquisition of Colonial International Horizons
              Fund, Variable Series by Colonial
              International Fund for Growth, Variable
              Series........................................   18
  The Proposal..............................................   18
  Principal Investment Risks................................   18
  Information about the Acquisition.........................   18
PROPOSAL 3 -- Acquisition of Stein Roe Global Utilities
              Fund, Variable Series by Colonial
              International Fund for Growth, Variable
              Series........................................   22
  The Proposal..............................................   22
  Principal Investment Risks................................   22
  Information about the Acquisition.........................   22
INFORMATION APPLICABLE TO PROPOSALS 1, 2 AND 3..............   27
  General...................................................   27
  Terms of the Agreement and Plan of Reorganization.........   27
  Capitalization............................................   28
  Financial Highlights of the Colonial International Fund
     for Growth, Variable Series............................   31
  Federal Income Tax Consequences...........................   33

GENERAL.....................................................   35
  Voting Information........................................   35
Appendix A -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Colonial Global Equity
              Fund, Variable Series.........................  A-1
Appendix B -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Colonial International
              Horizons Fund, Variable Series................  B-1
Appendix C -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Stein Roe Global
              Utilities Fund, Variable Series...............  C-1
Appendix D -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Colonial International
              Fund for Growth, Variable Series..............  D-1
Appendix E -- Information Applicable to Class A and Class B
              Shares of Colonial International Fund for
              Growth, Variable Series.......................  E-1

     This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Colonial Global Equity Fund, Variable Series (the "Colonial Global Equity Fund"), the Agreement and Plan of Reorganization relating to the proposed acquisition of the Colonial International Horizons Fund, Variable Series (the "Colonial International Horizons Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe Global Utilities Fund, Variable Series (the "Stein Roe Global Utilities Fund") (each an "Acquired Fund" and collectively, the "Acquired Funds") by the Colonial International Fund for Growth (the "Colonial International Growth Fund," and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.


     Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Colonial Global Equity Fund by the Colonial International Growth Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Colonial International Horizons Fund by the Colonial International Growth Fund. Proposal 3 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Stein Roe Global Utilities Fund by the Colonial International Growth Fund. If the Acquisition of your Acquired Fund occurs, you will become a shareholder of the Colonial International Growth Fund. The Colonial International Growth Fund seeks long-term growth. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Colonial International Growth Fund in exchange for shares of the same class of the Colonial International Growth Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class. After the Acquisition, the Colonial International Growth Fund expects to change its name to "Columbia International Fund, Variable Series."


     If you are a shareholder of the Colonial Global Equity Fund, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1, 2 and 3."

     If you are a shareholder of the Colonial International Horizons Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1, 2 and 3."

     If you are a shareholder of the Stein Roe Global Utilities Fund, you are being asked to vote on Proposal 3 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1, 2 and 3."

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

 For Colonial Global Equity Fund, Colonial International Horizons Fund and Stein Roe Global Utilities Fund shareholders:


     - The Statement of Additional Information of the Colonial International Growth Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


 For Colonial Global Equity Fund shareholders only:

     - The Prospectus of the Colonial Global Equity Fund dated May 1, 2002, as supplemented on November 5, 2002.

     - The Statement of Additional Information of the Colonial Global Equity Fund dated May 1, 2002.

     - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Colonial Global Equity Fund dated December 31, 2001.

     - The financial statements included in the Semi-Annual Report to Shareholders of the Colonial Global Equity Fund dated June 30, 2002.

 For Colonial International Horizons Fund shareholders only:

     - The Prospectus of the Colonial International Horizons Fund dated May 1, 2002, as supplemented on November 5, 2002.

     - The Statement of Additional Information of the Colonial International Horizons Fund dated May 1, 2002.

     - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Colonial International Horizons Fund dated December 31, 2001.

     - The financial statements included in the Semi-Annual Report to Shareholders of the Colonial International Horizons Fund dated June 30, 2002.

  For Stein Roe Global Utilities Fund shareholders only:

     - The Prospectus of the Stein Roe Global Utilities Fund dated May 1, 2002, as supplemented on November 5, 2002.

     - The Statement of Additional Information of the Stein Roe Global Utilities Fund dated May 1, 2002.

     - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Stein Roe Global Utilities Fund dated December 31, 2001.

     - The financial statements included in the Semi-Annual Report to Shareholders of the Stein Roe Global Utilities Fund dated June 30, 2002.

     Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Colonial Global Equity Fund, Colonial International Horizons Fund, Stein Roe Global Utilities Fund and Colonial International Growth Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of the Liberty Variable Investment Trust (the "Trust") are recommending in Proposal 1 that the Colonial International Growth Fund acquire the Colonial Global Equity Fund. The Trustees of the Trust are recommending in Proposal 2 that the Colonial International Growth Fund acquire the Colonial International Horizons Fund. The Trustees of the Trust are recommending in Proposal 3 that the Colonial International Growth Fund acquire the Stein Roe Global Utilities Fund. This means that the Colonial International Growth Fund would acquire all of the assets and liabilities of the Colonial Global Equity Fund, the Colonial International Horizons Fund and the Stein Roe Global Utilities Fund in exchange for shares of the Colonial International Growth Fund. If the Acquisitions are approved and are consummated, shareholders of the Acquired Funds will receive shares of the Colonial International Growth Fund with an aggregate net asset value equal to the aggregate net asset value of their Acquired Fund shares as of the business day before the closing of the Acquisitions. The Acquisitions are currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree. After the Acquisition, the Colonial International Growth Fund expects to change its name to "Columbia International Fund, Variable Series."


PLEASE NOTE THAT THE CLOSING OF EACH ACQUISITION IS NOT CONDITIONED ON THE CLOSING OF THE OTHER ACQUISITIONS PROPOSED IN THIS PROSPECTUS/PROXY STATEMENT. ACCORDINGLY, IN THE EVENT THAT THE SHAREHOLDERS OF ONE OF THE ACQUIRED FUNDS APPROVE THEIR FUND'S ACQUISITION, IT IS EXPECTED THAT THE APPROVED ACQUISITION WILL, SUBJECT TO THE TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION, TAKE PLACE AS DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT, EVEN IF THE SHAREHOLDERS OF EITHER OR BOTH OF THE OTHER ACQUIRED FUNDS HAVE NOT APPROVED THEIR FUND'S ACQUISITION.

PLEASE ALSO NOTE THAT THE TRUSTEES OF THE TRUST HAVE APPROVED THE LIQUIDATION OF EACH OF THE COLONIAL GLOBAL EQUITY FUND, THE COLONIAL INTERNATIONAL HORIZONS FUND AND THE STEIN ROE GLOBAL UTILITIES FUND, RESPECTIVELY, IN THE EVENT THAT ITS SHAREHOLDERS DO NOT APPROVE THE ACQUISITION.

2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?

Liberty Advisory Services Corp. ("LASC"), the investment advisor to each Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. LASC and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of the Trust recommend approval of the Acquisitions because they offer shareholders of the Acquired Funds an investment in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Acquired Funds. In reviewing the Acquisitions, the Trustees also considered the following matters:

 For the Colonial Global Equity Fund

     - shareholders of the Colonial Global Equity Fund will move into a fund with a better historic performance record;

     - based on estimated expense ratios as of June 30, 2002, shareholders of the Colonial Global Equity Fund are expected to experience a decrease in expenses; and

     - because the Colonial Global Equity Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Trust have approved the liquidation of the Colonial Global Equity Fund in the event that its shareholders do not approve the Acquisition.

 For the Colonial International Horizons Fund

     - shareholders of the Colonial International Horizons Fund will move into a fund with a better long-term performance record;

     - based on estimated expense ratios as of June 30, 2002, shareholders of the Colonial International Horizons Fund are expected to experience a decrease in expenses; and

     - because the Colonial International Horizons Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Trust have approved the liquidation of the Colonial International Horizons Fund in the event that its shareholders do not approve the Acquisition.

 For the Stein Roe Global Utilities Fund

     - based on estimated expense ratios as of June 30, 2002, although shareholders of the Stein Roe Global Utilities Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table below), their net expenses (expenses after reduction by such waiver) are not expected to change; and

     - because Columbia believes that the Stein Roe Global Utilities Fund has a limited long-term ability to gain assets, Columbia has recommended (and the Trustees of the Trust have subsequently approved) the liquidation of the Stein Roe Global Utilities Fund in the event that its shareholders do not approve the Acquisition.

Please review "Reasons for the Acquisition" in the Proposal relating to your Fund's Acquisition for more information regarding the factors considered by the Trustees.

Shareholders of each Acquired Fund should note that, although the investment goals of the Colonial International Growth Fund are generally similar to those of the Acquired Funds, there are differences in the investment strategy of the combined fund. For example, the Stein Roe Global Utilities Fund has a stated investment strategy of investing at least 80% of its assets in utility securities, primarily of larger companies with established track records, while the Colonial International Growth Fund does not concentrate its investments in any particular group of industries and may invest in equity securities of United States and foreign companies of any size. In addition, unlike the Colonial Global Equity Fund and the Stein Roe Global Utilities Fund, the Colonial International Growth Fund is non-diversified, which means that it can invest more of its assets in the securities of few issuers. Please see the answer to question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?

The following tables allow you to compare the management fees and expenses of each of the Funds, and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisitions. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for each of the Funds for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund, assuming all three Acquisitions are consummated and giving effect thereto, on a pro forma combined basis (based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for each possible scenario in which the Colonial International Growth Fund acquires one or two, but not all three, of the Acquired Funds.

BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF EACH CLASS OF SHARES OF THE COLONIAL INTERNATIONAL GROWTH FUND ARE EXPECTED TO BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF EACH ACQUIRED FUND (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 4 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITIONS, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF A CLASS OF SHARES OF THE COLONIAL INTERNATIONAL GROWTH FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF AN ACQUIRED FUND AS OF JUNE 30, 2002.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                   COLONIAL GLOBAL
                                                                     EQUITY FUND
                                                              (FOR THE FISCAL YEAR ENDED
                                                                  DECEMBER 31, 2001)
                                                              --------------------------
                                                              CLASS A           CLASS B
Management fee (%)                                              0.95              0.95
----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                    0.00              0.25
----------------------------------------------------------------------------------------
Other expenses(2) (%)                                           1.92              1.92
----------------------------------------------------------------------------------------
Total annual fund operating expenses(2) (%)                     2.87              3.12

                                                                COLONIAL INTERNATIONAL
                                                                    HORIZONS FUND
                                                              (FOR THE FISCAL YEAR ENDED
                                                                  DECEMBER 31, 2001)
                                                              --------------------------
                                                              CLASS A           CLASS B
Management fee (%)                                              0.95              0.95
----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                    0.00              0.25
----------------------------------------------------------------------------------------
Other expenses(3) (%)                                           1.82              1.82
----------------------------------------------------------------------------------------
Total annual fund operating expenses(3) (%)                     2.77              3.02

                                                                   STEIN ROE GLOBAL
                                                                    UTILITIES FUND
                                                              (FOR THE FISCAL YEAR ENDED
                                                                  DECEMBER 31, 2001)
                                                              --------------------------
                                                              CLASS A           CLASS B
Management fee (%)                                              0.65              0.65
----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                    0.00              0.25
----------------------------------------------------------------------------------------
Other expenses (%)                                              0.28              0.28
----------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                        0.93              1.18

                                         COLONIAL INTERNATIONAL
                                              GROWTH FUND
                                            (FOR THE FISCAL            COLONIAL INTERNATIONAL
                                               YEAR ENDED                   GROWTH FUND
                                           DECEMBER 31, 2001)           (PRO FORMA COMBINED)
                                         ----------------------        ----------------------
                                         CLASS A        CLASS B        CLASS A        CLASS B
Management fee (%)                        0.90           0.90           0.90(4)        0.90(4)
---------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(1) (%)                               0.00           0.25           0.00           0.25
---------------------------------------------------------------------------------------------
Other expenses (%)                        0.33           0.33           0.18(4)        0.18(4)
---------------------------------------------------------------------------------------------
Total annual fund operating expenses
(%)                                       1.23           1.48           1.08(4)        1.33(4)

---------------
(1) The Funds have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for each of the Funds. Distribution fees are paid out of the assets attributable to Class B shares.

(2) The Colonial Global Equity Fund's advisor has voluntarily agreed to reimburse the expenses incurred by the Fund (excluding distribution and service fees) in excess of 1.15%. If this waiver were reflected in the table, other expenses for Class A and Class B shares would be 0.20% and total annual fund operating expenses would be 1.15% and 1.40% for Class A and Class B shares, respectively. This arrangement may be modified or terminated at any time.

(3) The Colonial International Horizon Fund's advisor has voluntarily agreed to reimburse the expenses incurred by the Fund (excluding distribution and service fees) in excess of 1.15%. If this waiver were reflected in the table, other expenses for Class A and Class B shares would be 0.20% and total annual fund operating expenses would be 1.15% and 1.40% for Class A and Class B shares, respectively. This arrangement may be modified or terminated at any time.

(4) The Colonial International Growth Fund's advisor has indicated that it will waive 0.21% of expenses for Class A and Class B shares. If this waiver were reflected in the table, the management fee would be 0.87%, other expenses would be 0.00% and total annual fund operating expenses would be 0.87% and 1.12% for Class A and Class B shares, respectively. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.


The number of Acquisitions that occur will affect the total Annual Fund Operating Expenses of the Colonial International Growth Fund on a pro forma combined basis after the Acquisitions. The tables below present the pro forma combined total Annual Fund Operating Expenses as of June 30, 2002, assuming in each case that only one or two, but not all three, of the Acquired Funds approve the Acquisition.


If only the Acquisition of the Colonial Global Equity Fund or the Acquisition of the Colonial International Horizons Fund were to occur, the total Annual Fund Operating Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:

                                                               COLONIAL INTERNATIONAL
                                                                    GROWTH FUND
                                                                (PRO FORMA COMBINED)
                                                               ----------------------
                                                              CLASS A          CLASS B
Management fee (%)                                             0.90             0.90
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                   0.00             0.25
--------------------------------------------------------------------------------------
Other expenses (%)                                             0.23             0.23
--------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.13             1.38

If only the Acquisition of the Stein Roe Global Utilities Fund were to occur, the total Annual Fund Operating Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:

                                                               COLONIAL INTERNATIONAL
                                                                    GROWTH FUND
                                                                (PRO FORMA COMBINED)
                                                               ----------------------
                                                              CLASS A          CLASS B
Management fee(5) (%)                                          0.90             0.90
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                   0.00             0.25
--------------------------------------------------------------------------------------
Other expenses(5) (%)                                          0.16             0.16
--------------------------------------------------------------------------------------
Total annual fund operating expenses(5) (%)                    1.06             1.31

(5) The Colonial International Growth Fund's advisor has indicated that it will waive 0.19% of expenses for Class A and Class B shares. If this waiver were reflected in the table above, the management fee would be 0.87%, other expenses would be 0.00% and total annual fund operating expenses would be 0.87% and 1.12% for Class A and Class B shares, respectively. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of the expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.

If only the Acquisitions of the Colonial Global Equity Fund and the Colonial International Horizons Fund were to occur, the total Annual Fund Operating Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:

                                                               COLONIAL INTERNATIONAL
                                                                    GROWTH FUND
                                                                (PRO FORMA COMBINED)
                                                               ----------------------
                                                              CLASS A          CLASS B
Management fee (%)                                             0.90             0.90
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                   0.00             0.25
--------------------------------------------------------------------------------------
Other expenses (%)                                             0.23             0.23
--------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.13             1.38

If only the Acquisitions of the Colonial Global Equity Fund and the Stein Roe Global Utilities Fund, or the Acquisitions of the Colonial International Horizons Fund and the Stein Roe Global Utilities Fund, were to occur, the total Annual Fund Operating Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:

                                                               COLONIAL INTERNATIONAL
                                                                    GROWTH FUND
                                                                (PRO FORMA COMBINED)
                                                               ----------------------
                                                              CLASS A          CLASS B
Management fee(6) (%)                                          0.90             0.90
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)                   0.00             0.25
--------------------------------------------------------------------------------------
Other expenses(6) (%)                                          0.17             0.17
--------------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                    1.07             1.32

(6) The Colonial International Growth Fund's advisor has indicated that it will waive 0.20% of expenses for Class A and Class B shares. If this waiver were reflected in the table above, the management fee would be 0.87%, other expenses would be 0.00% and total annual fund operating expenses would be 0.87% and 1.12% for Class A and Class B shares, respectively. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of the expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in your Acquired Fund and the Colonial International Growth Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
COLONIAL GLOBAL EQUITY FUND
Class A                                                    $290      $889      $1,513      $3,195
--------------------------------------------------------------------------------------------------
Class B                                                    $315      $963      $1,635      $3,430
--------------------------------------------------------------------------------------------------

COLONIAL INTERNATIONAL HORIZONS FUND
Class A                                                    $280      $859      $1,464      $3,099
--------------------------------------------------------------------------------------------------
Class B                                                    $305      $933      $1,587      $3,337
--------------------------------------------------------------------------------------------------

STEIN ROE GLOBAL UTILITIES FUND
Class A                                                    $ 95      $296      $  515      $1,143
--------------------------------------------------------------------------------------------------
Class B                                                    $120      $375      $  649      $1,432
--------------------------------------------------------------------------------------------------

COLONIAL INTERNATIONAL GROWTH FUND
Class A                                                    $125      $390      $  676      $1,489
--------------------------------------------------------------------------------------------------
Class B                                                    $151      $468      $  808      $1,768
--------------------------------------------------------------------------------------------------

COLONIAL INTERNATIONAL GROWTH FUND (PRO FORMA
COMBINED)(a)
Class A                                                    $ 89      $323      $  575      $1,298
--------------------------------------------------------------------------------------------------
Class B                                                    $114      $401      $  709      $1,583
--------------------------------------------------------------------------------------------------


---------------

(a) The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The pro forma combined Example Expenses detailed above assume that all three Acquisitions occur. The tables below present the pro forma combined Example Expenses assuming in each case that only one or two, but not all three, Acquired Funds approved the Acquisition.

If only the Acquisition of the Colonial Global Equity Fund or the Acquisition of the Colonial International Horizons Fund were to occur, the Example Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
COLONIAL INTERNATIONAL GROWTH FUND (PRO FORMA COMBINED)
Class A                                                     $115      $359       $622       $1,375
---------------------------------------------------------------------------------------------------
Class B                                                     $140      $437       $755       $1,657
---------------------------------------------------------------------------------------------------

If only the Acquisition of the Stein Roe Global Utilities Fund were to occur, the Example Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
COLONIAL INTERNATIONAL GROWTH FUND (PRO FORMA
  COMBINED)(b)
Class A                                                     $ 89      $318       $566       $1,277
---------------------------------------------------------------------------------------------------
Class B                                                     $114      $396       $700       $1,562
---------------------------------------------------------------------------------------------------


---------------

(b) The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 5 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

If only the Acquisitions of the Colonial Global Equity Fund and the Colonial International Horizons Fund were to occur, the Example Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
COLONIAL INTERNATIONAL GROWTH FUND (PRO FORMA COMBINED)
Class A                                                     $115      $359       $622       $1,375
---------------------------------------------------------------------------------------------------
Class B                                                     $140      $437       $755       $1,657
---------------------------------------------------------------------------------------------------


If only the Acquisitions of the Colonial Global Equity Fund and the Stein Roe Global Utilities Fund, or the Acquisitions of the Colonial International Horizons Fund and the Stein Roe Global Utilities Fund were to occur, the Example Expenses of the Colonial International Growth Fund on a pro forma combined basis would be as follows:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
COLONIAL INTERNATIONAL GROWTH FUND (PRO FORMA
  COMBINED)(C)
Class A                                                     $ 89      $320       $571       $1,288
---------------------------------------------------------------------------------------------------
Class B                                                     $114      $399       $704       $1,573
---------------------------------------------------------------------------------------------------


---------------

(c) The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Acquired Funds are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Colonial International Growth Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE COLONIAL GLOBAL EQUITY FUND, THE COLONIAL INTERNATIONAL HORIZONS FUND, THE STEIN ROE GLOBAL UTILITIES FUND AND THE COLONIAL INTERNATIONAL GROWTH FUND COMPARE?

This table shows the investment goal and principal investment strategies of each Fund.

      COLONIAL GLOBAL             COLONIAL INTERNATIONAL               STEIN ROE GLOBAL               COLONIAL INTERNATIONAL
        EQUITY FUND                    HORIZONS FUND                    UTILITIES FUND                      GROWTH FUND
INVESTMENT GOAL: The Colo-    INVESTMENT GOAL: The Colonial     INVESTMENT GOAL: The Stein Roe    INVESTMENT GOAL: The Colonial
nial Global Equity Fund       International Horizons Fund       Global Utilities Fund seeks       International Growth Fund seeks
seeks long-term growth by     seeks long-term growth.           current income and long-term      long-term growth.
investing primarily in                                          growth of capital and income.
global equities.
PRINCIPAL INVESTMENT          PRINCIPAL INVESTMENT STRATE-      PRINCIPAL INVESTMENT STRATE-      PRINCIPAL INVESTMENT STRATE-
STRATEGIES: The Colonial      GIES: The Colonial Interna-       GIES: The Stein Roe Global        GIES: The Colonial Interna-
Global Equity Fund seeks to   tional Horizons Fund seeks to     Utilities Fund seeks to achieve   tional Growth Fund seeks to
achieve its goal as           achieve its goal as follows:      its goal as follows:              achieve its goal as follows:
follows:
- Under normal market         - Under normal market condi-      - Under normal market condi-      - Under normal market condi-
  conditions, the Fund          tions, the Fund invests at        tions, the Fund invests at        tions, the Fund invests pri-
  invests at least 80% of       least 65% of its total assets     least 80% of its net assets       marily in equity securities
  its net assets (plus any      in non-U.S. equity securities     (plus any borrowings for in-      of growth companies located
  borrowings for in-            of growth companies that the      vestment purposes) in U.S.        outside the U.S. The Fund may
  vestment purposes) in         sub-advisor believes will         and foreign securities of         invest in securities lo-
  U.S. and foreign equity       provide superior long-term        utility companies. The            cated in any foreign country,
  securities. The Fund may      growth.                           sub-advisor diversifies the       including emerging market
  invest in companies of                                          Fund's investments among a        countries and may invest in
  any size, including         - In selecting stocks, the sub-     number of developed countries     companies of any size, in-
  small-cap stocks.             advisor will choose stocks of     and market sectors and will       cluding small-cap stocks.
- The Fund may also invest      growth companies with long-       have exposure to at least
  in high-quality U.S. and      term, above average growth        three countries, including      - The Fund may also invest in
  foreign government debt       potential, in market segments     the United States. In             high-quality foreign govern-
  securities.                   that are driving economic         selecting investments, the        ment debt securities.
                                growth. Stock selection will      sub-advisor looks primarily
- The Fund generally            target high quality companies     for stocks of larger utility    - The Fund generally diversi-
  diversifies across            with proven management and        companies with established        fies its holdings across
  several different             low levels of debt.               records.                          several different countries
  countries and regions.                                                                            and regions.
                                                                - Utility companies in which
- The Fund may invest up to                                       the Fund may invest include     - The Fund may invest up to 10%
  10% of its assets in                                            companies engaged in the          of its assets in shares of
  shares of other                                                 manufacture, production,          other investment companies.
  investment companies.                                           generation, transmission,
                                                                  sale or distribution of
                                                                  electricity, natural gas or
                                                                  other types of energy, or
                                                                  water or other sanitary
                                                                  services. They also include
                                                                  regulated public services
                                                                  such as toll-roads and
                                                                  airports, as well as com-
                                                                  panies engaged in telecom-
                                                                  munications, including
                                                                  telephone, telegraph, satel-
                                                                  lite, microwave and other
                                                                  communications media (but
                                                                  excluding public
                                                                  broadcasting, print media,
                                                                  cable television or the
                                                                  Internet).

The following highlights the differences in certain investment strategies that the Funds use to achieve their investment goals:

     - Unlike the Colonial Global Equity Fund, the Colonial International Horizons Fund and the Colonial International Growth Fund, which focus on equity securities of U.S. and/or foreign companies of any size, the Stein Roe Global Utilities Fund has a stated investment strategy of investing at least 80% of its assets in utility securities, primarily of larger companies with established track records.


     - The Colonial Global Equity Fund invests primarily in U.S. and foreign equity securities, whereas the Colonial International Growth Fund invests primarily in equity securities of growth companies located outside the United States.


     - As fundamental investment policies, the Colonial Global Equity Fund, the Colonial International Horizons Fund and the Colonial International Growth Fund may not concentrate more than 25% of their total assets in any one industry.

     - Unlike the Colonial Global Equity Fund and the Stein Roe Global Utilities Fund, the Colonial International Growth Fund is non-diversified, which means that it can invest more of its assets in the securities of fewer issuers.

     - The Colonial International Growth Fund is subject to the following non-fundamental investment policies which, except to the extent applicable to the Acquired Funds by operation of the Investment Company Act of 1940 and the rules and regulations thereunder, do not apply to the Acquired Funds. Under these non-fundamental policies, the Colonial International Growth Fund may not (1) purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5 percent of total assets; (2) acquire any security issued by a person that, in its most recent fiscal year, derived 15 percent or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the Investment Company Act of 1940, as amended) if the Fund would control such person after such acquisition; and (3) acquire any security issued by a person that, in its most recent fiscal year, derived more than 15 percent of its gross revenues from securities related activities (as so defined) unless (a) immediately after such acquisition of any equity security, the Fund owns 5 percent or less of outstanding securities of that class of the issuer's equity securities, (b) immediately after such acquisition of a debt security, the Fund owns 10 percent or less of the outstanding principal amount of the issuer's debt securities, and (c) immediately after such acquisition, the Fund has invested not more than 5 percent of its total assets in the securities of the issuer.


Except as noted above, the Funds are subject to substantially similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.


5. WHAT CLASS OF COLONIAL INTERNATIONAL GROWTH FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?

Shareholders of each of the Acquired Funds will receive shares of the Colonial International Growth Fund of the same class and with the same characteristics as the shares they currently own.

Contract owners will not be able to purchase or redeem shares of the Colonial International Growth Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

   PROPOSAL 1 -- ACQUISITION OF COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
           BY COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

THE PROPOSAL


     Shareholders of the Colonial Global Equity Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among the Trust, on behalf of the Colonial Global Equity Fund, the Trust, on behalf of the Colonial International Growth Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Colonial Global Equity Fund by the Colonial International Growth Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Colonial International Growth Fund, and how do they compare with those of the Colonial Global Equity Fund?


     The Colonial International Growth Fund is subject to market risk, management risk, interest rate risk, issuer risk, equity risk and the risks associated with foreign securities and investments in emerging markets, which are the same risks to which the Colonial Global Equity Fund is subject. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Colonial International Growth Fund, please see Appendix E. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


     Shareholders of the Colonial Global Equity Fund should note that, although the investment goals of the Colonial International Growth Fund are generally similar to those of the Colonial Global Equity Fund, there may be a difference in the investment strategy of the combined fund. Unlike the Colonial Global Equity Fund, the Colonial International Growth Fund is non-diversified, which means that it can invest more of its assets in the securities of fewer issuers. Please see the answer to question 4 above under "Questions and Answers" for more information comparing the investment goals, strategies and policies of the Colonial Global Equity Fund and the Colonial International Growth Fund.

INFORMATION ABOUT THE ACQUISITION

     Please see the section "Information Applicable to Proposals 1, 2 and 3" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Colonial International Growth Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

     If the Acquisition occurs, shareholders of the Colonial Global Equity Fund will receive shares in the Colonial International Growth Fund of the same class as the shares they currently own in the Colonial Global Equity Fund. In comparison to your Colonial Global Equity Fund shares, shares of the Colonial International Growth Fund will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your Colonial Global Equity Fund shares as of the business day before the closing of the Acquisition.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - Shareholders will have the same voting rights as they currently have, but as shareholders of the Colonial International Growth Fund of the Trust.

     Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

     On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, LASC, the investment advisor to each of the Funds, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. The Trust is one of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


     The Trustees of the Trust, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of the Colonial Global Equity Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on August 14, 2002 and October 9, 2002, the following reasons for the Colonial Global Equity Fund to enter into the Acquisition:

     - The Acquisition offers shareholders of the Colonial Global Equity Fund an investment in a fund with an investment goal and strategies generally similar to those of the Colonial Global Equity Fund, but with a better historic performance record.

     - Based on estimated expense ratios as of June 30, 2002, net expenses are expected to decrease as a percentage of fund assets.

     - Because the Colonial Global Equity Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Trust have approved the liquidation of the Colonial Global Equity Fund in the event that its shareholders do not approve the Acquisition.

     The Trustees considered that most Contract owners with investments in the Colonial Global Equity Fund who do not want to become investors in the Colonial International Growth Fund could reallocate their investment in the Colonial Global Equity Fund among other investments available through their Contract prior to the Acquisition.

     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Colonial International Growth Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The bar charts below show the percentage gain or loss in each calendar year for Class B shares of the Colonial Global Equity Fund (the oldest existing share class) and for Class A shares of the Colonial International Growth Fund (the oldest existing share class) since each Fund commenced operations. They

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include any charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. You should note that Class B shares bear higher expenses than the Class A shares of the Colonial International Growth Fund; if Class A shares of the Colonial International Growth Fund had been subject to 12b-1 fees (as are Class B shares), the performance shown would have been lower. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


     Additional discussion of the manner of calculation of total return is contained in each Fund's Statement of Additional Information.


                          COLONIAL GLOBAL EQUITY FUND
[BAR CHART]

                                                                      COLONIAL GLOBAL EQUITY FUND
                                                                      ---------------------------
2000                                                                            -15.79
2001                                                                            -24.58

The Fund's year-to-date total return through September 30, 2002, was -23.88%.

For period shown in bar chart:
Best quarter: 4th quarter 2001, +3.49%
Worst quarter: 3rd quarter 2001, -16.50%

                       COLONIAL INTERNATIONAL GROWTH FUND
[BAR CHART]

                                                                  COLONIAL INTERNATIONAL GROWTH FUND
                                                                  ----------------------------------
1995                                                                              5.85
1996                                                                              5.61
1997                                                                             -3.27
1998                                                                             12.96
1999                                                                             40.58
2000                                                                            -18.47
2001                                                                            -24.35

The Fund's year-to-date total return through September 30, 2002, was -15.75%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

     The following tables list the average annual total returns for the one-year and life-of-fund periods ended December 31, 2001 for the Colonial Global Equity Fund and for the one-year, five-year and life-of-fund periods ended December 31, 2001 for the Colonial International Growth Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.


COLONIAL GLOBAL EQUITY FUND(7)(8)

                                                             INCEPTION DATE   1 YEAR   LIFE OF FUND
Class A (%)                                                    6/1/00         -24.34      -12.04
---------------------------------------------------------------------------------------------------
Class B (%)                                                    6/1/99         -24.58      -12.18
---------------------------------------------------------------------------------------------------
MSCI World (GDP) Index (%)                                      N/A           -19.15       -6.02(9)

---------------
(7) The Fund's returns are compared to the Morgan Stanley Capital International World (GDP) Index ("MSCI World (GDP) Index"), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(8) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to Class A's inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class A shares would have been higher.

(9) Index performance information is from May 31, 1999 to December 31, 2001.

COLONIAL INTERNATIONAL GROWTH FUND(10)(11)

                                                  INCEPTION DATE    1 YEAR    5 YEAR     LIFE OF FUND
Class A (%)                                         5/2/94          -24.35     -1.08        -0.06(12)
-----------------------------------------------------------------------------------------------------
Class B (%)                                         6/1/00          -24.35     -1.08        -0.06(12)
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                  N/A            -21.44      0.89         2.76(13)

---------------
(10) The Fund's returns are compared to the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(11) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to Class B's inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class A shares would have been lower.

(12) The life-of-fund data for the Colonial International Growth Fund covers periods prior to the inception of the Colonial Global Equity Fund. From the date of inception of the Colonial Global Equity Fund (6/1/99), the average annual total returns for the Colonial International Growth Fund would be -6.63% for each of Class A and Class B shares.

(13) Index performance information is from April 30, 1994 to December 31, 2001.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 1


     Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among the Trust, on behalf of the Colonial Global Equity Fund, the Trust, on behalf of the Colonial International Growth Fund, and Columbia will require the affirmative vote of a majority of the shares of the Colonial Global Equity Fund voted. A vote of the shareholders of the Colonial International Growth Fund is not needed to approve the Acquisition.


     Although the Trustees are proposing that the Colonial International Growth Fund acquire each of the Acquired Funds, the acquisition of one Acquired Fund is not conditioned upon the acquisition of one or both of the other Acquired Funds. Accordingly, if Colonial Global Equity Fund shareholders approve the acquisition of the Colonial Global Equity Fund, but the Colonial International Horizons Fund and/or Stein Roe Global Utilities Fund shareholders do not approve the acquisition of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 1 will take place as described in this Prospectus/Proxy Statement.

       PROPOSAL 2 -- ACQUISITION OF COLONIAL INTERNATIONAL HORIZONS FUND,
           VARIABLE SERIES BY COLONIAL INTERNATIONAL FUND FOR GROWTH,
                                VARIABLE SERIES

THE PROPOSAL


     Shareholders of the Colonial International Horizons Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among the Trust, on behalf of the Colonial International Horizons Fund, the Trust, on behalf of the Colonial International Growth Fund, and Columbia, which is attached as Appendix B to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Colonial International Horizons Fund by the Colonial International Growth Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Colonial International Growth Fund, and how do they compare with those of the Colonial International Horizons Fund?


     The Colonial International Growth Fund is subject to market risk, management risk, interest rate risk, issuer risk, equity risk and the risks associated with foreign securities and investments in emerging markets. The Colonial International Horizons Fund is subject to similar risks, but is not subject to interest rate risk or issuer risk. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Colonial International Growth Fund, please see Appendix E. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

     Please see the section "Information Applicable to Proposals 1, 2 and 3" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Colonial International Growth Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

     If the Acquisition occurs, shareholders of the Colonial International Horizons Fund will receive shares in the Colonial International Growth Fund of the same class as the shares they currently own in the Colonial International Horizons Fund. In comparison to your Colonial International Horizons Fund shares, shares of the Colonial International Growth Fund will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your Colonial International Horizons Fund shares as of the business day before the closing of the Acquisition.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - Shareholders will have the same voting rights as they currently have, but as shareholders of the Colonial International Growth Fund of the Trust.

     Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

     On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructur-ing, LASC, the investment advisor to each of the Funds, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. The Trust is one of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


     The Trustees of the Trust, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of the Colonial International Horizons Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix B to this Prospectus/Proxy Statement.


     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on August 14, 2002 and October 9, 2002, the following reasons for the Colonial International Horizons Fund to enter into the Acquisition:

     - The Acquisition offers shareholders of the Colonial International Horizons Fund an investment in a fund with an investment goal and strategies generally similar to those of the Colonial International Horizons Fund, but with a better long-term performance record.

     - Based on estimated expense ratios as of June 30, 2002, net expenses are expected to decrease as a percentage of fund assets.

     - Because the Colonial International Horizons Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Trust have approved the liquidation of the Colonial International Horizons Fund in the event that its shareholders do not approve the Acquisition.

     The Trustees considered that most Contract owners with investments in the Colonial International Horizons Fund who do not want to become investors in the Colonial International Growth Fund could reallocate their investment in the Colonial International Horizons Fund among other investments available through their Contract prior to the Acquisition.

     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Colonial International Growth Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The bar charts below show the percentage gain or loss in each calendar year for Class B shares of the Colonial International Horizons Fund (the oldest existing share class) and for Class A shares of the Colonial International Growth Fund (the oldest existing share class) since each Fund commenced operations. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include any charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. You should note that Class B shares bear higher expenses than the Class A shares of the Colonial International Growth Fund; if Class A shares of the Colonial International Growth Fund had been subject to 12b-1 fees (as are Class B shares), the performance

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

shown would have been lower. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


     Additional discussion of the manner of calculation of total return is contained in each Fund's Statement of Additional Information.


                      COLONIAL INTERNATIONAL HORIZONS FUND
[BAR CHART]

                                                                 COLONIAL INTERNATIONAL HORIZONS FUND
                                                                 ------------------------------------
2000                                                                            -19.25
2001                                                                            -23.64

The Fund's year-to-date total return through September 30, 2002, was -15.50%.

For period shown in bar chart:
Best quarter: 4th quarter 2001, +2.30%
Worst quarter: 1st quarter 2001, -17.30%

                       COLONIAL INTERNATIONAL GROWTH FUND
[BAR CHART]

                                                                  COLONIAL INTERNATIONAL GROWTH FUND
                                                                  ----------------------------------
1995                                                                              5.85
1996                                                                              5.61
1997                                                                             -3.27
1998                                                                             12.96
1999                                                                             40.58
2000                                                                            -18.47
2001                                                                            -24.35

The Fund's year-to-date total return through September 30, 2002, was -15.75%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%

     The following tables list the average annual total returns for the one-year and life-of-fund periods ended December 31, 2001 for the Colonial International Horizons Fund and for the one-year, five-year and life-of-fund periods ended December 31, 2001 for the Colonial International Growth Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.


COLONIAL INTERNATIONAL HORIZONS FUND(14)(15)

                                                           INCEPTION DATE    1 YEAR    LIFE OF FUND
Class A (%)                                                  6/1/00          -23.41       -9.66
---------------------------------------------------------------------------------------------------
Class B (%)                                                  6/1/99          -23.64       -9.80
---------------------------------------------------------------------------------------------------
MSCI EAFE (GDP) Index (%)                                     N/A            -22.20       -5.85(16)

---------------
(14) The Fund's returns are compared to the Morgan Stanley Capital International EAFE (GDP) Index ("MSCI EAFE (GDP) Index"), an unmanaged index that tracks the performance of equity securities of developed countries outside North America and that is weighted against the Gross Domestic Product. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(15) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to Class A's inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class A shares would have been higher.

(16) Index performance information is from May 31, 1999 to December 31, 2001.

COLONIAL INTERNATIONAL GROWTH FUND(17)(18)

                                                  INCEPTION DATE    1 YEAR    5 YEARS    LIFE OF FUND
Class A (%)                                         5/2/94          -24.35     -1.08        -0.06(19)
-----------------------------------------------------------------------------------------------------
Class B (%)                                         6/1/00          -24.35     -1.08        -0.06(19)
-----------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                  N/A            -21.44      0.89         2.76(20)

---------------
(17) The Fund's returns are compared to the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(18) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to Class B's inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class A shares would have been lower.

(19) The life-of-fund data for the Colonial International Growth Fund covers periods prior to the inception of the Colonial International Horizons Fund. From the date of inception of the Colonial International Horizons Fund (6/1/99), the average annual total returns for the Colonial International Growth Fund would be -6.63% for each of Class A and Class B shares.

(20) Index performance information is from April 30, 1994 to December 31, 2001.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 2


     Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among the Trust, on behalf of the Colonial International Horizons Fund, the Trust, on behalf of the Colonial International Growth Fund, and Columbia will require the affirmative vote of a majority of the shares of the Colonial International Horizons Fund voted. A vote of the shareholders of the Colonial International Growth Fund is not needed to approve the Acquisition.


     Although the Trustees are proposing that the Colonial International Growth Fund acquire each of the Acquired Funds, the acquisition of one Acquired Fund is not conditioned upon the acquisition of one or both of the other Acquired Funds. Accordingly, if Colonial International Horizons Fund shareholders approve the acquisition of the Colonial International Horizons Fund, but the Colonial Global Equity Fund and/or Stein Roe Global Utilities Fund shareholders do not approve the acquisition of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 2 will take place as described in this Prospectus/Proxy Statement.

 PROPOSAL 3 -- ACQUISITION OF STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES
           BY COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

THE PROPOSAL


     Shareholders of the Stein Roe Global Utilities Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among the Trust, on behalf of the Stein Roe Global Utilities Fund, the Trust, on behalf of the Colonial International Growth Fund, and Columbia, which is attached as Appendix C to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Stein Roe Global Utilities Fund by the Colonial International Growth Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Colonial International Growth Fund, and how do they compare with those of the Stein Roe Global Utilities Fund?


     The Colonial International Growth Fund is subject to market risk, management risk, interest rate risk, issuer risk, equity risk and the risks associated with foreign securities and investments in emerging markets. The Stein Roe Global Utilities Fund is subject to similar risks, but is not subject to interest rate risk or issuer risk, and may be subject to a greater extent to the risks of investing in the securities of utility companies. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Colonial International Growth Fund, please see Appendix E. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


     Shareholders of the Stein Roe Global Utilities Fund should note that, although the investment goals of the Colonial International Growth Fund are generally similar to those of the Stein Roe Global Utilities Fund, there are differences in the investment strategy of the combined fund. For example, the Stein Roe Global Utilities Fund has a stated investment strategy of investing at least 80% of its assets in utility securities, primarily of larger companies with established track records, while the Colonial International Growth Fund does not concentrate its investments on any particular group of industries and may invest in equity securities of United States and foreign companies of any size. In addition, unlike the Stein Roe Global Utilities Fund, the Colonial International Growth Fund is a non-diversified fund, which means that it can invest more of its assets in the securities of few issuers. Please see the answer to question 4 above under "Questions and Answers" for more information comparing the investment goals, strategies and policies of the Stein Roe Global Utilities Fund and the Colonial International Growth Fund.

INFORMATION ABOUT THE ACQUISITION

     Please see the section "Information Applicable to Proposals 1, 2 and 3" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Colonial International Growth Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

     If the Acquisition occurs, shareholders of the Stein Roe Global Utilities Fund will receive shares in the Colonial International Growth Fund of the same class as the shares they currently own in the Stein Roe Global Utilities Fund. In comparison to your Stein Roe Global Utilities Fund shares, shares of the Colonial International Growth Fund will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your Stein Roe Global Utilities Fund shares as of the business day before the closing of the Acquisition.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - Shareholders will have the same voting rights as they currently have, but as shareholders of the Colonial International Growth Fund of the Trust.

     Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

     On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, LASC, the investment advisor to each of the Funds, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. The Trust is one of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


     The Trustees of the Trust, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of the Stein Roe Global Utilities Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix C to this Prospectus/Proxy Statement.


     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on August 14, 2002 and October 9, 2002, the following reasons for the Stein Roe Global Utilities Fund to enter into the Acquisition:

     - The Acquisition offers shareholders of the Stein Roe Global Utilities Fund an investment in a fund with an investment goal generally similar to that of the Stein Roe Global Utilities Fund.


     - Based on estimated expense ratios as of June 30, 2002, although shareholders of the Stein Roe Global Utilities Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 4 to the Annual Fund Operating Expenses table above), their net expenses (expenses after reduction by such waiver) are not expected to change.+


     - Because the Stein Roe Global Utilities Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Trust have approved the liquidation of the Stein Roe Global Utilities Fund in the event that its shareholders do not approve the Acquisition.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.


+ Columbia has undertaken to maintain this waiver through the first anniversary of the consummation of the Acquisition, after which time this arrangement may be modified or terminated at any time, which may cause the expenses of the Colonial International Growth Fund to be higher than the estimated expenses of the Stein Roe Global Utilities Fund as of June 30, 2002.

     The Trustees considered that most Contract owners with investments in the Stein Roe Global Utilities Fund who do not want to become investors in the Colonial International Growth Fund could reallocate their investment in the Stein Roe Global Utilities Fund among other investments available through their Contract prior to the Acquisition.

     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Colonial International Growth Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The bar charts below show the percentage gain or loss in each calendar year for Class A shares (the oldest existing share classes) of the Stein Roe Global Utilities Fund and the Colonial International Growth Fund since each Fund commenced operations. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include any charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


     Additional discussion of the manner of calculation of total return is contained in each Fund's Statement of Additional Information.


                        STEIN ROE GLOBAL UTILITIES FUND
[BAR CHART]

                                                                    STEIN ROE GLOBAL UTILITIES FUND
                                                                    -------------------------------
1994                                                                            -10.27
1995                                                                             35.15
1996                                                                              6.53
1997                                                                             28.75
1998                                                                             18.33
1999                                                                             28.63
2000                                                                             -13.2
2001                                                                            -14.01

The Fund's year-to-date total return through September 30, 2002, was -20.92%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +24.73%
Worst quarter: 4th quarter 2000, -10.31%

                       COLONIAL INTERNATIONAL GROWTH FUND
[BAR CHART]

                                                                  COLONIAL INTERNATIONAL GROWTH FUND
                                                                  ----------------------------------
1995                                                                              5.85
1996                                                                              5.61
1997                                                                             -3.27
1998                                                                             12.96
1999                                                                             40.58
2000                                                                            -18.47
2001                                                                            -24.35

The Fund's year-to-date total return through September 30, 2002, was -15.75%.

For period shown in bar chart:
Best quarter: 4th quarter 1999, +23.31%
Worst quarter: 1st quarter 2001, -17.62%


     The following tables list the average annual total returns for the one-year, five-year and life-of-fund periods ended December 31, 2001 for the Stein Roe Global Utilities Fund and the Colonial International Growth Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.


STEIN ROE GLOBAL UTILITIES FUND (21)(22)

                                                           INCEPTION                        LIFE OF
                                                             DATE       1 YEAR    5 YEARS    FUND
Class A (%)                                                7/1/93       -14.01     7.90      7.56(23)
---------------------------------------------------------------------------------------------------
Class B (%)                                                6/1/00       -14.18     7.83      7.52(23)
---------------------------------------------------------------------------------------------------
S&P Utilities Index (%)                                      N/A        -30.44     7.29      6.72(24)
---------------------------------------------------------------------------------------------------
MSCI World Index (%)                                         N/A        -16.82     5.37      8.42(24)

---------------
(21) The Fund's returns are compared to the Standard & Poor's Utilities Index ("S&P Utilities Index"), an unmanaged index that tracks the performance of domestic utility stocks. The Fund's returns are also compared to the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index that tracks the performance of global stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(22) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to Class B's inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class B shares would have been lower.

(23) The life-of-fund data for the Stein Roe Global Utilities Fund covers periods prior to the inception of the Colonial International Growth Fund. From the date of inception of the Colonial International Growth Fund (5/2/94), the average annual total returns for the Stein Roe Global Utilities Fund would be 9.71% for Class A shares and 9.67% for Class B shares.

(24) Index performance information is from June 30, 1993 to December 31, 2001.

COLONIAL INTERNATIONAL GROWTH FUND(25)(26)

                                                            INCEPTION                      LIFE OF
                                                              DATE      1 YEAR   5 YEARS    FUND
Class A (%)                                                 5/2/94      -24.35    -1.08     -0.06
--------------------------------------------------------------------------------------------------
Class B (%)                                                 6/1/00      -24.35    -1.08     -0.06
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                           N/A       -21.44     0.89      2.76(27)

---------------
(25) The Fund's returns are compared to the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index"), an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(26) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to Class B's inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class A shares would have been lower.

(27) Index performance information is from April 30, 1994 to December 31, 2001.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE
AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 3


     Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among the Trust, on behalf of the Stein Roe Global Utilities Fund, the Trust, on behalf of the Colonial International Growth Fund, and Columbia will require the affirmative vote of a majority of the shares of the Stein Roe Global Utilities Fund voted. A vote of the shareholders of the Colonial International Growth Fund is not needed to approve the Acquisition.


     Although the Trustees are proposing that the Colonial International Growth Fund acquire each of the Acquired Funds, the acquisition of one Acquired Fund is not conditioned upon the acquisition of one or both of the other Acquired Funds. Accordingly, if Stein Roe Global Utilities Fund shareholders approve the acquisition of the Stein Roe Global Utilities Fund, but the Colonial Global Equity Fund and/or Colonial International Horizons Fund shareholders do not approve the acquisition of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Acquisition proposed in this Proposal 3 will take place as described in this Prospectus/Proxy Statement.

                 INFORMATION APPLICABLE TO PROPOSALS 1, 2 AND 3

  General

     Although the Trustees are proposing that the Colonial International Growth Fund acquire each of the Acquired Funds, the Acquisition proposed in each Proposal is not conditioned upon the approval of the Acquisition proposed in any other Proposal. Accordingly, in the event that the shareholders of one Acquired Fund approve the Acquisition but the shareholders of either or both of the other Acquired Funds do not, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described above.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in their Acquired Fund among other investments available through their Contract prior to or following the Acquisition of their Acquired Fund.

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around April 7, 2003, or on such other date as the parties may agree, each under a separate Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization relating to the acquisition of the Colonial Global Equity Fund is attached as Appendix A to this Prospectus/Proxy Statement, the Agreement and Plan of Reorganization relating to the acquisition of the Colonial International Horizons Fund is attached as Appendix B to this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization relating to the acquisition of the Stein Roe Global Utilities Fund is attached as Appendix C to this Prospectus/Proxy Statement. Please review Appendix A, Appendix B and/or Appendix C, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of Reorganization:


     - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Colonial International Growth Fund in exchange for shares of the Colonial International Growth Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

     - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

     - The shares of each class of the Colonial International Growth Fund received by each Acquired Fund will be distributed to such Acquired Fund's shareholders pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

     - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of the Trust.

 Capitalization

     The following table shows on an unaudited basis the capitalization of each of Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Acquired Funds by the Colonial International Growth Fund at net asset value as of that date.

                                                                                                                COLONIAL
                                   COLONIAL      COLONIAL                                                     INTERNATIONAL
                                    GLOBAL     INTERNATIONAL     STEIN ROE        COLONIAL                     GROWTH FUND
                                    EQUITY       HORIZONS          GLOBAL       INTERNATIONAL    PRO FORMA      PRO FORMA
                                     FUND          FUND        UTILITIES FUND    GROWTH FUND    ADJUSTMENTS    COMBINED(a)
                                  ----------   -------------   --------------   -------------   -----------   -------------
Class A
Net asset value.................  $      529    $      620      $37,971,313      $29,087,236    $       --     $67,059,698
Shares outstanding..............          97            96        4,425,385       23,731,878    26,446,342      54,603,798
Net asset value per share.......  $     5.45    $     6.42      $      8.58      $      1.23                   $      1.23

Class B
Net asset value.................  $4,628,746    $6,853,202      $       651      $       595    $       --     $11,483,194
Shares outstanding..............     853,675     1,073,633               76              487     7,484,583       9,412,454
Net asset value per share.......  $     5.42    $     6.38      $      8.53      $      1.22                   $      1.22

---------------
(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Colonial International Growth Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Colonial International Growth Fund that actually will be received on or after such date.

     The following table shows on an unaudited basis the capitalization of the Colonial Global Equity Fund and the Colonial International Growth Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Colonial Global Equity Fund, but not the Colonial International Horizons Fund or the Stein Roe Global Utilities Fund, by the Colonial International Growth Fund at net asset value as of that date.

                                                                                             COLONIAL
                                                                                           INTERNATIONAL
                                                             COLONIAL                       GROWTH FUND
                                        COLONIAL GLOBAL    INTERNATIONAL     PRO FORMA       PRO FORMA
                                          EQUITY FUND       GROWTH FUND     ADJUSTMENTS     COMBINED(a)
                                        ---------------    -------------    -----------    -------------
Class A
Net asset value.......................    $      529        $29,087,236     $       --      $29,087,765
Shares outstanding....................            97         23,731,878            333       23,732,308
Net asset value per share.............    $     5.45        $      1.23                     $      1.23

Class B
Net asset value.......................    $4,628,746        $       595     $       --      $ 4,629,341
Shares outstanding....................       853,675                487      2,940,379        3,794,541
Net asset value per share.............    $     5.42        $      1.22                     $      1.22

---------------
(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Colonial International Growth Fund will be received by the shareholders of the Colonial Global Equity Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Colonial International Growth Fund that actually will be received on or after such date.

     The following table shows on an unaudited basis the capitalization of the Colonial International Horizons Fund and the Colonial International Growth Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Colonial International Horizons Fund, but not the Colonial Global Equity Fund or the Stein Roe Global Utilities Fund, by the Colonial International Growth Fund at net asset value as of that date.

                                                                                           COLONIAL
                                                                                         INTERNATIONAL
                                          COLONIAL         COLONIAL                       GROWTH FUND
                                        INTERNATIONAL    INTERNATIONAL     PRO FORMA       PRO FORMA
                                        HORIZONS FUND     GROWTH FUND     ADJUSTMENTS     COMBINED(a)
                                        -------------    -------------    -----------    -------------
Class A
Net asset value.......................   $      620       $29,087,236     $       --      $29,087,856
Shares outstanding....................           96        23,731,878            408       23,732,382
Net asset value per share.............   $     6.42       $      1.23                     $      1.23

Class B
Net asset value.......................   $6,853,202       $       595     $       --      $ 6,853,797
Shares outstanding....................    1,073,633               487      4,543,746        5,617,866
Net asset value per share.............   $     6.38       $      1.22                     $      1.22

---------------
(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Colonial International Growth Fund will be received by the shareholders of the Colonial International Horizons Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Colonial International Growth Fund that actually will be received on or after such date.

     The following table shows on an unaudited basis the capitalization of the Stein Roe Global Utilities Fund and the Colonial International Growth Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Stein Roe Global Utilities Fund, but not the Colonial Global Equity Fund or the Colonial International Horizons Fund, by the Colonial International Growth Fund at net asset value as of that date.

                                                                                            COLONIAL
                                                                                          INTERNATIONAL
                                                            COLONIAL                       GROWTH FUND
                                      STEIN ROE GLOBAL    INTERNATIONAL     PRO FORMA       PRO FORMA
                                       UTILITIES FUND      GROWTH FUND     ADJUSTMENTS     COMBINED(a)
                                      ----------------    -------------    -----------    -------------
Class A
Net asset value.....................    $37,971,313        $29,087,236     $        --     $67,058,549
Shares outstanding..................      4,425,385         23,731,878      26,445,601      54,602,864
Net asset value per share...........    $      8.58        $      1.23                     $      1.23

Class B
Net asset value.....................    $       651        $       595     $        --     $     1,246
Shares outstanding..................             76                487             458           1,021
Net asset value per share...........    $      8.53        $      1.22                     $      1.22

---------------

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Colonial International Growth Fund will be received by the shareholders of the Stein Roe Global Utilities Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Colonial International Growth Fund that actually will be received on or after such date.

     The following table shows on an unaudited basis the capitalization of the Colonial Global Equity Fund, the Colonial International Horizons Fund and the Colonial International Growth Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Colonial Global Equity Fund and the Colonial International Horizons Fund, but not the Stein Roe Global Utilities Fund, by the Colonial International Growth Fund at net asset value as of that date.

                                                                                             COLONIAL
                                                                                           INTERNATIONAL
                                COLONIAL       COLONIAL        COLONIAL                     GROWTH FUND
                                 GLOBAL      INTERNATIONAL   INTERNATIONAL    PRO FORMA      PRO FORMA
                               EQUITY FUND   HORIZONS FUND    GROWTH FUND    ADJUSTMENTS    COMBINED(a)
                               -----------   -------------   -------------   -----------   -------------
Class A
Net asset value..............  $      529     $      620      $29,087,236    $       --     $29,088,385
Shares outstanding...........          97             96       23,731,878           741      23,732,812
Net asset value per share....  $     5.45     $     6.42      $      1.23                   $      1.23

Class B
Net asset value..............  $4,628,746     $6,853,202      $       595    $       --     $11,482,543
Shares outstanding...........     853,675      1,073,633              487     7,484,125       9,411,920
Net asset value per share....  $     5.42     $     6.38      $      1.22                   $      1.22

---------------

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Colonial International Growth Fund will be received by the shareholders of the Colonial Global Equity Fund and the Colonial International Horizons Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Colonial International Growth Fund that actually will be received on or after such date.

     The following table shows on an unaudited basis the capitalization of the Colonial Global Equity Fund, the Stein Roe Global Utilities Fund and the Colonial International Growth Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Colonial Global Equity Fund and the Stein Roe Global Utilities Fund, but not the Colonial International Horizons Fund, by the Colonial International Growth Fund at net asset value as of that date.

                                                                                              COLONIAL
                                                                                            INTERNATIONAL
                                COLONIAL       STEIN ROE        COLONIAL                     GROWTH FUND
                                 GLOBAL          GLOBAL       INTERNATIONAL    PRO FORMA      PRO FORMA
                               EQUITY FUND   UTILITIES FUND    GROWTH FUND    ADJUSTMENTS    COMBINED(a)
                               -----------   --------------   -------------   -----------   -------------
Class A
Net asset value..............  $      529     $37,971,313      $29,087,236    $        --    $67,059,078
Shares outstanding...........          97       4,425,385       23,731,878     26,445,934     54,603,294
Net asset value per share....  $     5.45     $      8.58      $      1.23                   $      1.23

Class B
Net asset value..............  $4,628,746     $       651      $       595    $        --    $ 4,629,992
Shares outstanding...........     853,675              76              487      2,940,837      3,795,075
Net asset value per share....  $     5.42     $      8.53      $      1.22                   $      1.22

---------------

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Colonial International Growth Fund will be received by the shareholders of the Colonial Global Equity Fund and the Stein Roe Global Utilities Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Colonial International Growth Fund that actually will be received on or after such date.

     The following table shows on an unaudited basis the capitalization of the Colonial International Horizons Fund, the Stein Roe Global Utilities Fund and the Colonial International Growth Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Colonial International Horizons Fund and the Stein Roe Global Utilities Fund, but not the Colonial Global Equity Fund, by the Colonial International Growth Fund at net asset value as of that date.

                                                                                              COLONIAL
                                                                                            INTERNATIONAL
                               COLONIAL        STEIN ROE        COLONIAL                     GROWTH FUND
                             INTERNATIONAL       GLOBAL       INTERNATIONAL    PRO FORMA      PRO FORMA
                             HORIZONS FUND   UTILITIES FUND    GROWTH FUND    ADJUSTMENTS    COMBINED(a)
                             -------------   --------------   -------------   -----------   -------------
Class A
Net asset value............   $      620      $37,971,313      $29,087,236    $        --    $67,059,169
Shares outstanding.........           96        4,425,385       23,731,878     26,446,009     54,603,368
Net asset value per
  share....................   $     6.42      $      8.58      $      1.23                   $      1.23

Class B
Net asset value............   $6,853,202      $       651      $       595    $        --    $ 6,854,448
Shares outstanding.........    1,073,633               76              487      4,544,204      5,618,400
Net asset value per
  share....................   $     6.38      $      8.53      $      1.22                   $      1.22

---------------

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Colonial International Growth Fund will be received by the shareholders of the Colonial International Horizons Fund and the Stein Roe Global Utilities Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Colonial International Growth Fund that actually will be received on or after such date.

Financial Highlights of the Colonial International Growth Fund


     The financial highlights tables will help you understand the financial performance of the Colonial International Growth Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Colonial International Growth Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges, which vary with the Contracts. The information for the fiscal year or period ended December 31, 2001, 2000, 1999, 1998 and 1997 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Colonial International Growth Fund's financial statements, is included in the Colonial International Growth Fund's annual report, which is available upon request. The information for the six months ended June 30, 2002 is unaudited.

     Financial highlights for a Class A share outstanding throughout each period.

                                    (UNAUDITED)                     YEARS ENDED DECEMBER 31,
                                  SIX MONTHS ENDED    ----------------------------------------------------
                                     6/30/2002         2001       2000       1999       1998        1997
                                  ----------------    -------    -------    -------    -------     -------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................      $  1.46         $  1.93    $  2.79    $  2.00    $  1.78     $  1.96
                                      -------         -------    -------    -------    -------     -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(a)........         0.01            0.01       0.03       0.03       0.02        0.02
Net realized and unrealized gain
  (loss) on investments and
  foreign currency..............        (0.03)          (0.48)     (0.55)      0.78       0.21       (0.08)
                                      -------         -------    -------    -------    -------     -------
  Total from Investment
    Operations..................        (0.02)          (0.47)     (0.52)      0.81       0.23       (0.06)
                                      -------         -------    -------    -------    -------     -------
LESS DISTRIBUTIONS:
From net investment income......           --              --      (0.04)     (0.02)        --       (0.02)
In excess of net investment
  income........................           --              --         (b)        --      (0.01)      (0.02)
From net realized gains.........           --              --      (0.30)        --         --       (0.08)
In excess of net realized
  gains.........................           --              --         (b)        --         --          --
                                      -------         -------    -------    -------    -------     -------
  Total Distributions...........           --              --      (0.34)     (0.02)     (0.01)      (0.12)
                                      -------         -------    -------    -------    -------     -------
NET ASSET VALUE, END OF
  PERIOD........................      $  1.44         $  1.46    $  1.93    $  2.79    $  2.00     $  1.78
                                      =======         =======    =======    =======    =======     =======
  Total Return(c)(d)............        (1.37)%(e)     (24.35)%   (18.47)%    40.58%     12.96%      (3.27)%
RATIOS TO AVERAGE NET ASSETS:
Expenses(f).....................         1.14%(g)        1.23%      1.08%      1.10%      1.24%       1.34%
Net investment income(f)........         0.95%(g)        0.41%      1.20%      1.14%      0.77%       0.82%
Portfolio Turnover Rate.........           17%(e)          34%        76%        35%        28%         28%
Net Assets, End of Period
  (000s)........................      $37,152         $41,299    $61,372    $82,071    $52,468     $30,600

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g) Annualized.

     Financial highlights for a Class B share outstanding throughout each period.

                                                      (UNAUDITED)        YEAR ENDED     PERIOD ENDED
                                                    SIX MONTHS ENDED    DECEMBER 31,    DECEMBER 31,
                                                       6/30/2002            2001          2000(a)
                                                    ----------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............       $ 1.46           $  1.93          $ 2.50
                                                         ------           -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)...................         0.01                --(c)        (0.01)
Net realized and unrealized loss on investments
  and foreign currency............................        (0.04)            (0.47)          (0.22)
                                                         ------           -------          ------
  Total from Investment Operations................        (0.03)            (0.47)          (0.23)
                                                         ------           -------          ------
LESS DISTRIBUTIONS:
From net investment income........................           --                --           (0.04)
In excess of net investment income................           --                --              --(c)
From net realized gains...........................           --                --           (0.30)
In excess of net realized gains...................           --                --              --(c)
                                                         ------           -------          ------
  Total Distributions.............................           --                --           (0.34)
                                                         ------           -------          ------
NET ASSET VALUE, END OF PERIOD....................       $ 1.43           $  1.46          $ 1.93
                                                         ======           =======          ======
  Total Return(d)(e)..............................        (2.05)%(f)       (24.35)%         (9.01)%(f)
RATIOS TO AVERAGE NET ASSETS:
  Expenses(g).....................................     1.39%(h)              1.48%           1.33%(h)
  Net investment income (loss)(g).................     0.70%(h)              0.16%          (0.43)%(h)
Portfolio Turnover Rate...........................       17%(f)                34%             76%
Net Assets, End of Period (000s)..................       $    1           $     1          $    1

---------------
(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h) Annualized.

  Federal Income Tax Consequences

     Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Colonial International Growth Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of its Acquisition;

     - under Section 358 of the Code, the tax basis of the Colonial International Growth Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor;

     - under Section 1223(1) of the Code, your holding period for the Colonial International Growth Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Colonial International Growth Fund as a result of the relevant Acquisition;

     - under Section 362(b) of the Code, the Colonial International Growth Fund's tax basis in the assets that the Colonial International Growth Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Colonial International Growth Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

     Each opinion is, and the confirming letter will be, based on certain factual certifications made by officers of the Trust. No opinion or confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

     This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

                                    GENERAL

VOTING INFORMATION

     The Trustees of the Trust are soliciting proxies from the shareholders of the Colonial Global Equity Fund, the Colonial International Horizons Fund and the Stein Roe Global Utilities Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


     As of December 2, 2002, the Colonial Global Equity Fund had 97 Class A shares and 838,796 Class B shares outstanding, the Colonial International Horizons Fund had 96 Class A shares and 1,063,505 Class B shares outstanding and the Stein Roe Global Utilities Fund had 4,230,245 Class A shares and 76 Class B shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of each Acquired Fund are entitled to cast one vote for each share held, and a proportionate fractional vote for each fractional share held.


     Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of an Acquired Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted and therefore will have no effect on the Proposal.

     Share Ownership. As of December 2, 2002, the Trust believes that the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund and of the Trust as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the Funds:


                                                                 PERCENTAGE OF     PERCENTAGE OF
                                                                  OUTSTANDING       OUTSTANDING
                                                                SHARES OF CLASS   SHARES OF CLASS
                                                                 OWNED BEFORE        OWNED UPON
                                                                 CONSUMMATION       CONSUMMATION
FUND AND CLASS              SHAREHOLDER NAME AND ADDRESS        OF ACQUISITIONS   OF ACQUISITIONS*
--------------              ----------------------------        ---------------   ----------------
COLONIAL GLOBAL
  EQUITY FUND
CLASS A..............  Colonial Management Associates, Inc.         100.00%              0.00%
                       One Financial Center
                       Boston, MA 02111

CLASS B..............  Keyport Benefit Life Insurance Company         6.93%              2.86%
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company                33.21%+            47.19%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company                59.86%+            47.12%+
                       125 High Street
                       Boston, MA 02110

                                                                 PERCENTAGE OF     PERCENTAGE OF
                                                                  OUTSTANDING       OUTSTANDING
                                                                SHARES OF CLASS   SHARES OF CLASS
                                                                 OWNED BEFORE        OWNED UPON
                                                                 CONSUMMATION       CONSUMMATION
FUND AND CLASS              SHAREHOLDER NAME AND ADDRESS        OF ACQUISITIONS   OF ACQUISITIONS*
--------------              ----------------------------        ---------------   ----------------
COLONIAL
  INTERNATIONAL
  HORIZONS FUND
CLASS A..............  Colonial Management Associates, Inc.         100.00%              0.00%
                       One Financial Center
                       Boston, MA 02111

CLASS B..............  Keyport Life Insurance Company                57.04%+            47.19%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company                38.16%+            47.12%+
                       125 High Street
                       Boston, MA 02110
STEIN ROE GLOBAL
  UTILITIES FUND
CLASS A..............  Keyport Benefit Life Insurance Company         7.43%              5.57%
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company                56.46%+            64.95%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company                31.38%+            24.08%
                       KMA Variable Account
                       125 High Street
                       Boston, MA 02110

CLASS B..............  Colonial Management Associates, Inc.         100.00%              0.01%
                       One Financial Center
                       Boston, MA 02111

COLONIAL
  INTERNATIONAL
  GROWTH FUND
CLASS A..............  Keyport Life Insurance Company                76.18%+            64.95%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company                14.45%             24.08%
                       KMA Variable Account
                       125 High Street
                       Boston, MA 02110

CLASS B..............  Colonial Management Associates, Inc.         100.00%              0.01%
                       One Financial Center
                       Boston, MA 02111


---------------
* Indicates the percentage of Colonial International Growth Fund shares to be owned of record or beneficially upon consummation of the Acquisitions on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.

     Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card returned, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the relevant Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


     Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

     Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Acquired Funds or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

     Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the relevant Acquired Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

     Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisitions described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

     Adjournments; Other Business. If an Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1, 2 and 3. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any Fund or the Trust must be received by the relevant Fund in writing a reasonable time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

     Advisors' and Underwriter's Addresses. The address of each Fund's investment advisor, Liberty Advisory Services Corp., is One Financial Center, Boston, Massachusetts 02111. The address of the investment sub-advisor to the Colonial Global Equity Fund, the Colonial International Horizons Fund and the Colonial International Growth Fund, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Stein Roe Global Utilities Fund's investment sub-advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Colonial Global Equity Fund, Variable Series (the "Acquired Fund"), a series of the Trust, the Trust, on behalf of the Colonial International Fund for Growth, Variable Series (the "Acquiring Fund"), a series of the Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class B shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired

         Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Colonial International Fund for Growth, Variable Series."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

        (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

        (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

        (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

        (l) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

        (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A and Class B shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

        (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereby covenants and agrees as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A and Class B shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The obligations of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust, on behalf of the Acquired Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring

             Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. In addition, the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY VARIABLE INVESTMENT TRUST
                                          on behalf of Colonial Global Equity
                                          Fund,
                                          Variable Series


                                          By: /s/ J. KEVIN CONNAUGHTON


                                          --------------------------------------



                                          Name: J. Kevin Connaughton

                                          --------------------------------------


                                          Title: Treasurer

                                          --------------------------------------

ATTEST:


/s/ RUSSELL L. KANE
--------------------------------------



Name: Russell L. Kane

--------------------------------------


Title: Assistant Secretary

--------------------------------------

                                          LIBERTY VARIABLE INVESTMENT TRUST
                                          on behalf of Colonial International
                                          Fund for Growth,
                                          Variable Series


                                          By: /s/ J. KEVIN CONNAUGHTON

                                          --------------------------------------


                                          Name: J. Kevin Connaughton

                                          --------------------------------------


                                          Title: Treasurer

                                          --------------------------------------

ATTEST:


/s/ RUSSELL L. KANE

--------------------------------------


Name: Russell L. Kane

--------------------------------------


Title: Assistant Secretary

--------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.


                                          By: /s/ KEITH T. BANKS

                                          --------------------------------------


                                          Name: Keith T. Banks

                                          --------------------------------------


                                          Title: President

                                          --------------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

--------------------------------------


Name: Jean S. Loewenberg

       -------------------------------


Title: Secretary and General Counsel


--------------------------------------------------------------------------------

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization dated as of November 15, 2002, is by and among Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Colonial International Horizons Fund, Variable Series (the "Acquired Fund"), a series of the Trust, the Trust, on behalf of the Colonial International Fund for Growth, Variable Series (the "Acquiring Fund"), a series of the Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class B shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired

         Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Colonial International Fund for Growth, Variable Series."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

        (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

        (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

        (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

        (l) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

        (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A and Class B shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

        (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereby covenants and agrees as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A and Class B shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement,

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The obligations of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust, on behalf of the Acquired Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring

             Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. In addition, the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY VARIABLE INVESTMENT TRUST
                                          on behalf of Colonial International
                                          Horizons Fund,
                                          Variable Series


                                          By: /s/ J. KEVIN CONNAUGHTON

                                          --------------------------------------


                                          Name: J. Kevin Connaughton

                                          --------------------------------------


                                          Title: Treasurer

                                          --------------------------------------

ATTEST:


/s/ RUSSELL L. KANE

--------------------------------------


Name: Russell L. Kane

--------------------------------------


Title: Assistant Secretary

--------------------------------------

                                          LIBERTY VARIABLE INVESTMENT TRUST
                                          on behalf of Colonial International
                                          Fund for Growth,
                                          Variable Series


                                          By: /s/ J. KEVIN CONNAUGHTON

                                          --------------------------------------


                                          Name: J. Kevin Connaughton

                                          --------------------------------------


                                          Title: Treasurer

                                          --------------------------------------

ATTEST:


/s/ RUSSELL L. KANE

--------------------------------------


Name: Russell L. Kane

--------------------------------------


Title: Assistant Secretary

--------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.


                                          By: /s/ KEITH T. BANKS

                                          --------------------------------------


                                          Name: Keith T. Banks

                                          --------------------------------------


                                          Title: President

                                          --------------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

--------------------------------------


Name: Jean S. Loewenberg

       -------------------------------


Title: Secretary and General Counsel


--------------------------------------------------------------------------------

                                                                      APPENDIX C

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Stein Roe Global Utilities Fund, Variable Series (the "Acquired Fund"), a series of the Trust, the Trust, on behalf of the Colonial International Fund for Growth, Variable Series (the "Acquiring Fund"), a series of the Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class B shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired

         Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Colonial International Fund for Growth, Variable Series."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

        (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

        (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

        (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

        (l) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

        (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A and Class B shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

        (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereby covenants and agrees as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A and Class B shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The obligations of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust, on behalf of the Acquired Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring

             Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. In addition, the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY VARIABLE INVESTMENT TRUST
                                          on behalf of Stein Roe Global
                                          Utilities Fund,
                                          Variable Series


                                          By: /s/ J. KEVIN CONNAUGHTON

                                            ------------------------------------


                                          Name: J. Kevin Connaughton

                                              ----------------------------------


                                          Title: Treasurer

                                             -----------------------------------

ATTEST:


/s/ RUSSELL L. KANE

--------------------------------------


Name: Russell L. Kane

       -------------------------------


Title: Assistant Secretary

     ---------------------------------

                                          LIBERTY VARIABLE INVESTMENT TRUST
                                          on behalf of Colonial International
                                          Fund for Growth,
                                          Variable Series


                                          By: /s/ J. KEVIN CONNAUGHTON

                                            ------------------------------------


                                          Name: J. Kevin Connaughton

                                              ----------------------------------


                                          Title: Treasurer

                                             -----------------------------------

ATTEST:


/s/ RUSSELL L. KANE

--------------------------------------


Name: Russell L. Kane

       -------------------------------


Title: Assistant Secretary

     ---------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.


                                          By: /s/ KEITH T. BANKS

                                            ------------------------------------


                                          Name: Keith T. Banks

                                              ----------------------------------


                                          Title: President

                                             -----------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

--------------------------------------


Name: Jean S. Loewenberg

       -------------------------------


Title: Secretary and General Counsel


--------------------------------------------------------------------------------

                                                                      APPENDIX D

      MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF DECEMBER 31, 2001
            COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

PORTFOLIO MANAGERS' DISCUSSION

Colonial International Fund for Growth, Variable Series seeks long-term capital growth.

The portfolio managers of the fund are Charles R. Roberts, Michael Ellis and Deborah F. Snee. Mr. Roberts and Mr. Ellis are senior vice presidents of Colonial Management Associates, Inc. (Colonial), and Ms. Snee is a vice president of Colonial.

US ECONOMY DRIVES WORLD GROWTH

The United States remains, for the most part, the locomotive of global growth, contributing about 20% of the world's total gross domestic product. As the American economy slowed in 2001, economies around the world have followed. During this period, many companies announced disappointing earnings, layoffs or both. Although these announcements spanned most sectors of the global economy, they were particularly prevalent in the technology sector. All this added up to a generally poor environment for international stocks.

A DEFENSIVE APPROACH IN A SLOWING ECONOMY

In light of the slowing global economy, we placed an emphasis on sectors and stocks that historically have been less sensitive to a slower growth environment. Consumer staples, covering food, cosmetics and beverage companies, is a good example of a sector that held up relatively well.

Another sector that we felt was better positioned to deal with the economic slowdown is health care. This sector has attractive financials, good balance sheets and most importantly during uncertain times, good earnings predictability. There are risks, however, including patent expiration and problems involved in developing new products, such as getting the necessary regulatory approval. For these reasons we have spread the fund's exposure to health care over 14 companies located in seven countries.

LIMITED BENEFIT FROM FIRST QUARTER UPTURN

While our focus on sectors and companies that are generally less sensitive to a slowing economy worked well for most of the year, we did not participate in cyclical stocks, which performed well in the first quarter of 2001. The fund was held back in part because we did not hold many of the strong-performing economically sensitive companies during that period. These companies performed well on the misplaced belief that the global economy would shortly pick up strength.

In addition, the fund was hurt by poor performance of holdings in the telecommunications sector, such as NTT DoCoMo (1.1% of net assets), the largest cell phone operator in Japan. NTT DoCoMo has been forced to take charges against substantial investments it has made in foreign operators. Weakness in asset gatherers also hurt performance, such as Banca Fideuram in Italy (0.9% of net assets), whose operations were adversely affected by weak capital markets.

A LOOK AT TECHNOLOGY

Over the past 12 months we increased exposure to information technology (IT) and decreased our overall position in telecommunications. These sectors, which were among the most rapidly growing segments of the economy, have been hurt the most by massive overinvestment and a downturn in demand. These conditions have resulted in nonexistent earnings predictability in many instances. We have been worried for some time now over the high prices that were paid for 3-G (third generation) licenses in the mobile phone markets, a legacy that has come back to haunt companies in the form of overstretched balance sheets and as yet unproven technology.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

International investing offers significant long-term growth potential, but also involves certain risks. The fund may be affected by political, business and economic conditions in the countries in which it invests.

Holdings are disclosed as of December 31, 2001, and are subject to change.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                                              1 YEAR   5 YEARS   LIFE OF FUND
Class A (5/1/94)                                              -24.35    -1.08       -0.06
---------------------------------------------------------------------------------------------
Class B (6/1/00)(1)                                           -24.35    -1.08       -0.06
---------------------------------------------------------------------------------------------
MSCI EAFE Index                                               -21.44     0.89        2.76(2)

Inception date of share class is in parentheses.

(1) Class B share (newer class of shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

(2) Index performance information is from April 30, 1994 to December 31, 2001.

VALUE OF A $10,000 INVESTMENT, 5/1/94 - 12/31/01
[INVESTMENT COMPARISON LINE GRAPH]

                                                                       CLASS A SHARES                    MSCI EAFE INDEX
                                                                       --------------                    ---------------
1994                                                                        10000                              10000
                                                                             9900                               9943
                                                                          9700.02                            10083.2
                                                                          9950.28                              10180
                                                                          10250.8                            10421.3
                                                                          9950.43                              10093
                                                                          10000.2                            10429.1
                                                                          9550.18                            9927.45
                                                                          9400.24                            9989.99
1995                                                                      8850.32                            9606.38
                                                                          8700.75                            9578.52
                                                                          8850.41                            10176.2
                                                                          9099.99                            10558.8
                                                                          9099.99                            10433.2
                                                                          9049.94                            10250.6
                                                                          9549.49                            10889.2
                                                                          9549.49                            10474.4
                                                                          9699.42                            10678.6
                                                                          9549.08                            10391.3
                                                                             9699                            10680.2
                                                                          9949.23                            11110.6
1996                                                                      9898.49                            11156.2
                                                                          9898.49                            11194.1
                                                                          10100.4                            11431.4
                                                                            10656                            11764.1
                                                                          10554.7                            11547.6
                                                                          10605.4                            11612.3
                                                                          10201.3                            11273.2
                                                                          10353.3                              11298
                                                                          10454.8                            11598.5
                                                                          10201.8                            11480.2
                                                                          10605.8                            11937.1
                                                                          10508.2                            11783.2
1997                                                                      10561.8                            11370.8
                                                                          10669.5                            11557.2
                                                                          10669.5                            11598.8
                                                                          10616.2                            11660.3
                                                                          11420.9                            12419.4
                                                                          12010.2                            13103.7
                                                                          12064.2                              13316
                                                                          11225.8                            12321.3
                                                                          11655.7                            13011.3
                                                                          10634.7                            12010.7
                                                                          10312.4                            11888.2
                                                                            10165                            11991.6
1998                                                                      10507.5                            12539.6
                                                                          11021.4                            13344.7
                                                                          11706.9                            13755.7
                                                                          11935.2                            13864.4
                                                                          11935.2                            13796.4
                                                                          11649.9                            13901.3
                                                                          11992.4                            14041.7
                                                                          10237.9                            12301.9
                                                                          9780.29                            11924.3
                                                                          10523.6                            13166.8
                                                                            11095                            13840.9
                                                                          11481.1                            14386.2
1999                                                                      11481.1                            14343.1
                                                                          11251.5                            14001.7
                                                                          11653.2                            14585.6
                                                                          12341.9                            15176.3
                                                                            11768                            14394.7
                                                                          12456.4                            14956.1
                                                                          12916.1                            15400.3
                                                                            13031                            15457.3
                                                                          13088.4                            15613.4
                                                                          13432.6                            16198.9
                                                                          14293.6                              16761
                                                                          16138.9                            18266.2
2000                                                                        15156                            17106.3
                                                                            15735                            17566.4
                                                                          15966.3                              18248
                                                                          14751.3                            17288.2
                                                                          14462.1                            16866.3
                                                                            14520                            17525.8
                                                                          14056.8                            16791.5
                                                                          14229.7                            16937.5
                                                                          13777.2                            16112.7
                                                                          13308.8                            15732.4
                                                                          12898.9                            15142.5
                                                                          13159.4                              15680
2001                                                                      12750.2                            15672.2
                                                                          11795.2                            14496.8
                                                                            10841                            13529.8
                                                                          11386.2                            14470.2
                                                                          11045.8                            13959.4
                                                                          10909.9                            13388.4
                                                                          10568.5                            13144.8
                                                                          10432.1                            12812.2
                                                                          9749.87                            11514.3
                                                                          9818.12                            11809.1
                                                                          9954.59                            12244.8
                                                                             9955                              12317

NET ASSET VALUE ($)

                                                            12/31/00   12/31/01
                                                            --------   --------
Class A                                                       1.93       1.46
Class B                                                       1.93       1.46

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

                                                                      APPENDIX E

            INFORMATION APPLICABLE TO CLASS A AND CLASS B SHARES OF
                     COLONIAL INTERNATIONAL FUND FOR GROWTH

     Liberty Variable Investment Trust ("Trust") includes various separate mutual funds, including the Colonial International Growth Fund ("Fund"), each with its own investment goal and strategies. Liberty Advisory Services Corp. ("LASC") is the Fund's advisor. LASC has appointed Colonial Management Associates, Inc. ("Colonial") as the Fund's sub-advisor.

     The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of LASC.

     The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

     A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

     Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


     Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



     Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).


PRINCIPAL INVESTMENT RISKS

     The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

     MANAGEMENT RISK means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

     INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

     Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

     Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

     FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

     Investment in EMERGING MARKETS is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

     SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

     As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may increase ISSUER RISK and, therefore, the Fund may have a greater risk of loss than a similar diversified mutual fund.

     An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

     The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Liberty Advisory Services Corp.


     LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). LASC has been an investment advisor since 1993. As of September 30, 2002, LASC managed approximately $607.2 million in assets. LASC designates the Fund's sub-advisor, evaluates and monitors the sub-advisor's performance and investment programs and recommends to the Board of Trustees whether sub-advisor contracts should be continued or modified and the addition or deletion of sub-advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.


     For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Fund equaled 0.90% of the average daily net assets of the Fund.

  Investment Sub-Advisor and Portfolio Managers

     Colonial manages the assets of the Fund under the supervision of LASC and the Board of Trustees. Colonial determines which securities and other instruments are purchased and sold for the Fund. Colonial is an indirect wholly owned subsidiary of FleetBoston.


     Colonial, an investment advisor since 1931, is located at One Financial Center, Boston, Massachusetts 02111. As of September 30, 2002, Colonial managed approximately $12.5 billion in assets.


     LASC, out of the management fees it receives from the funds, pays Colonial sub-advisory fees equal to 0.70% of the average daily net assets of the Fund. Colonial also provides transfer agency, pricing and record keeping services for the Fund under separate agreements.

  Portfolio Managers

     Charles R. Roberts, a senior vice president of Colonial, has been the lead manager for the Fund since March, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent, Newport Pacific Management, Inc. (Newport Pacific), both affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

     Deborah F. Snee, a vice president of Colonial and European analyst for Colonial, Stein Roe and Newport, has co-managed the Fund since March, 2000. Prior to joining Newport and Newport Pacific, Ms. Snee spent five years at Sit/Kim International as an emerging markets analyst.

     Colonial will use the trading facilities of Newport Fund Management, Inc. ("Newport") when buying or selling foreign securities for the Fund's portfolios. Newport executes all trades under its own procedures.

RULE 12B-1 PLAN

     The Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares.

MIXED AND SHARED FUNDING

     As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

     The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts.

     If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

     The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal.

     This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 3 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

     Structure Risk. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

     Derivative Strategies. The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

     Additional Equity Risk. The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

     Pricing Risk. The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If a fund has valued the securities too highly, you may end up paying too much for fund shares when you buy. If a fund underestimates securities prices, you may not receive the full market value for fund shares when you sell.

     Early Closing Risk. The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

     Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

     The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

     Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

     To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

     The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

     The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

     The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

     The Fund is treated as a separate entity for federal income tax purposes and has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

     In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 3

                       LIBERTY VARIABLE INVESTMENT TRUST

             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisitions (the "Acquisitions") of the Colonial Global Equity Fund, Variable Series (the "Global Equity Fund"), a series of Liberty Variable Investment Trust (the "Trust"), the Colonial International Horizons Fund, Variable Series (the "Horizons Fund"), a series of the Trust, and the Stein Roe Global Utilities Fund, Variable Series (the "Global Utilities Fund" and together with the Global Equity Fund and the Horizons Fund, the "Acquired Funds"), a series of the Trust, by the Colonial International Fund for Growth, Variable Series (the "Acquiring Fund"), a series of the Trust.


      This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisitions. As described in the Prospectus/Proxy Statement, the Acquisitions would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Funds. The Acquiring Fund will be the survivor for accounting purposes.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.    Additional Information about the Acquiring Fund and the Acquired Funds        2

II.   Financial Statements                                                          2

I.    Additional Information about the Acquiring Fund and the Acquired Funds.

      Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund and the Acquired Funds dated May 1, 2002.

II.   Financial Statements.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquiring Fund and the Acquired Funds, which reports contain historical financial information regarding the Acquiring Fund and the Acquired Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      Pro forma financial statements of the Acquiring Fund for the Acquisitions are provided on the following pages.

                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES
                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES
                                       AND
             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)

The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that seven possible exchanges described in the next paragraph occurred as of June 30, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended June 30, 2002 presents the results of operations of the Colonial International Fund for Growth, Variable Series as if the following combinations had been consummated at July 1, 2001: (1) the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series with and into the Colonial International Fund for Growth, Variable Series; (2) the Colonial Global Equity Fund, Variable Series with and into the Colonial International Fund for Growth, Variable Series; (3) the Colonial International Horizons Fund, Variable Series with and into the Colonial International Fund for Growth, Variable Series; (4) the Stein Roe Global Utilities Fund, Variable Series with and into the Colonial International Fund for Growth, Variable Series; (5) the Colonial Global Equity Fund, Variable Series and the Colonial International Horizons Fund, Variable Series with and into the Colonial International Fund for Growth, Variable Series; (6) the Colonial International Horizons Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series with and into the Colonial International Fund for Growth, Variable Series; and (7) the Colonial Global Equity Fund, Variable Series and the Stein Roe Global Utilities Fund, Variable Series with and into the Colonial International Fund for Growth, Variable Series. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had any of the combinations been consummated at July 1, 2001. These historical statements have been derived from the books and records of the Colonial Global Equity Fund, Variable Series, the Colonial International Horizons Fund, Variable Series, the Stein Roe Global Utilities Fund, Variable Series and the Colonial International Fund for Growth, Variable Series utilized in calculating daily net asset values at June 30, 2002, and for the twelve-month period then ended.

The pro forma statements give effect to seven possible scenarios: (1) the proposed transfer of all of the assets of the Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series to the Colonial International Fund for Growth, Variable Series in exchange for the assumption by the Colonial International Fund for Growth, Variable Series of all of the liabilities of the Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series and for a number of shares of the Colonial International Fund for Growth, Variable Series equal in value to the value of the net assets of the Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series transferred to the Colonial International Fund for Growth, Variable Series; (2) the proposed transfer of all of the assets of the Colonial Global Equity Fund, Variable Series to the Colonial International Fund for Growth, Variable Series in exchange for the assumption by the Colonial International Fund for Growth, Variable Series of all of the liabilities of the Colonial Global Equity Fund, Variable Series and for a number of shares of the Colonial International Fund for Growth, Variable Series equal in value to the value of the net assets of the Colonial Global Equity Fund, Variable Series transferred to the Colonial International Fund for Growth, Variable Series; (3) the proposed transfer of all of the assets of the Colonial International Horizons Fund, Variable Series to the Colonial International Fund for Growth, Variable Series in exchange for the assumption by the Colonial International Fund for Growth, Variable Series of all of the liabilities of the Colonial International Horizons Fund, Variable Series and for a number of shares of the Colonial International Fund for Growth, Variable Series equal in value to the value of the net assets of the Colonial International Horizons Fund, Variable Series transferred to the Colonial International Fund for Growth, Variable Series; (4) the proposed transfer of all of the assets of the Stein Roe Global Utilities Fund, Variable Series to the Colonial International Fund for Growth, Variable Series in exchange for the assumption by the Colonial International Fund for Growth, Variable Series of all of the liabilities of the Stein Roe Global Utilities Fund, Variable Series and for a number of shares of the Colonial International Fund for Growth, Variable Series equal in value to the value of the net assets of the Stein Roe Global Utilities Fund, Variable Series transferred to the Colonial International Fund for Growth, Variable Series; (5) the proposed transfer of all of the assets of the Colonial Global Equity Fund, Variable Series and Colonial International Horizons Fund, Variable Series to the Colonial International Fund for Growth, Variable Series in exchange for the assumption by the Colonial International Fund for Growth, Variable Series of all of the liabilities of the Colonial Global Equity Fund, Variable Series and Colonial International Horizons Fund, Variable Series and for a number of shares of the Colonial International Fund for Growth, Variable Series equal in value to the value of the net assets of the Colonial Global Equity Fund, Variable Series and Colonial International Horizons Fund, Variable Series transferred to the Colonial International Fund for Growth, Variable Series; (6) the proposed transfer of all of the assets of the Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series to the Colonial International Fund for Growth, Variable Series in exchange for the assumption by the Colonial International Fund for Growth, Variable Series of all of the liabilities of the Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series and for a number of shares of the Colonial International Fund for Growth, Variable Series equal in value to the value of the net assets of the Colonial International Horizons Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series transferred to the Colonial International Fund for Growth, Variable Series; and (7) the proposed transfer of all of the assets of the Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series to the Colonial International Fund for Growth, Variable Series in exchange for the assumption by the Colonial International Fund for Growth, Variable Series of all of the liabilities of the Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series and for a number of shares of the Colonial International Fund for Growth, Variable Series equal in value to the value of the net assets of the Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series transferred to the Colonial International Fund for Growth, Variable Series.

Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Colonial International Fund for Growth, Variable Series for pre-combination periods will not be restated.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series, Stein Roe Global Utilities Fund, Variable Series and Colonial International Fund for Growth, Variable Series incorporated by reference in this Statement of Additional Information.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------




                                                                                                                Colonial
                                                                                                              International
                                                  Colonial        Colonial        Colonial                      Fund for
                                                International      Global       International                   Growth VS
                                                  Fund for         Equity         Horizons        Pro Forma     Pro Forma
                                                  Growth VS        Fund VS         Fund VS       Adjustments    Combined
                                                ------------    ------------     ------------    -----------   ------------
Assets

Investments, at cost                           $ 40,995,344     $  6,811,834     $  9,012,873                  $ 56,820,051
                                               ------------     ------------     ------------                  ------------
Investments, at value                          $ 37,105,070     $  5,621,281     $  7,938,486                  $ 50,664,837
Cash                                                    413              105              864                         1,382
Foreign currency
  (cost of $877; 123; 98,558 respectively)              886               81          103,619                       104,586
Receivable for:
   Fund shares sold                                    --               --            255,392                       255,392
   Interest                                           4,322               25              109                         4,456
   Dividends                                        106,934           13,453           22,613                       143,000
Expense reimbursement due from Advisor                 --              6,125           13,046                        19,171
Deferred Trustees' compensation plan                  2,975            1,467            1,475                         5,917
                                               ------------     ------------     ------------                  ------------
     Total Assets                                37,220,600        5,642,537        8,335,604                    51,198,741
                                               ------------     ------------     ------------                  ------------

Liabilities
Payable for:

   Investments purchased                               --               --            103,434                       103,434
   Fund shares repurchased                             --             19,808            5,845                        25,653
   Management fee                                    27,064            4,245            6,032                        37,341
   Trustees' fee                                        452              437              474                         1,363
   Bookkeeping fee                                      710            1,426              707                         2,843
   Transfer agent fee                                   631              509              631                         1,771
Deferred Trustees' fee                                2,975            1,467            1,475                         5,917
Other liabilities                                    35,769           36,249           43,048                       115,066
                                               ------------     ------------     ------------                  ------------
     Total Liabilities                               67,601           64,141          161,646                       293,388
                                               ------------     ------------     ------------                  ------------
Net Assets                                     $ 37,152,999     $  5,578,396     $  8,173,958                  $ 50,905,353
                                               ============     ============     ============                  ============

Paid in capital                                $ 51,171,532     $  9,552,252     $ 12,103,161                  $ 72,826,945
Undistributed net investment income                 158,800            2,691           25,232                       186,723
Accumulated net realized loss                   (10,292,952)      (2,786,740)      (2,881,800)                  (15,961,492)
Net unrealized appreciation/(depreciation) on:
   Investments                                   (3,890,274)      (1,190,553)      (1,074,387)                   (6,155,214)
   Foreign currency translations                      5,893              746            1,752                         8,391
                                               ------------     ------------     ------------                  ------------
Net Assets                                     $ 37,152,999     $  5,578,396     $  8,173,958                  $ 50,905,353
                                               ============     ============     ============                  ============

Net assets - Class A                           $ 37,152,301     $        624     $        721          --      $ 37,153,646
                                               ============     ============     ============                  ============
Shares outstanding - Class A                     25,805,449               97               97           740      25,806,383
                                               ============     ============     ============                  ============
Net asset value and redemption
   price per share - Class A                   $       1.44     $       6.43     $       7.43                  $       1.44
                                               ============     ============     ============                  ============

Net assets - Class B                           $        698     $  5,577,772     $  8,173,237          --      $ 13,751,707
                                               ============     ============     ============                  ============
Shares outstanding - Class B                            487          871,878        1,105,719     7,638,493       9,616,577
                                               ============     ============     ============                  ============
Net asset value and offering
   price per share - Class B                   $       1.43     $       6.40     $       7.39                  $       1.43
                                               ============     ============     ============                  ============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                                                                                                                      Colonial
                                                                                                                   International
                                                 Colonial        Colonial        Colonial                             Fund for
                                               International      Global       International                          Growth VS
                                                 Fund for         Equity        Horizons         Pro Forma            Pro Forma
                                                Growth VS        Fund VS         Fund VS        Adjustments            Combined
                                               ------------     -----------     -----------     -----------         -----------
INVESTMENT INCOME
Dividends                                      $   569,036      $    78,484     $   121,137                         $   768,657
Interest                                            65,275            7,826          11,492                              84,593
                                               -----------      -----------     -----------     -----------         -----------
   Total Investment Income                         634,311           86,310         132,629                             853,250

EXPENSES

Management fee                                     368,981           63,049          78,915          (6,921) {a}        504,024
Distribution fee - Class B                               2           16,532          20,733                              37,267
Pricing & Bookkeeping fee                           10,555           10,971          10,081         (18,643) {a}         12,964
Trustees' fee                                        8,133            6,322           4,814         (10,147) {a}          9,122
Other expenses                                     119,930          134,766         155,498        (314,560) {b}         95,634
                                               -----------      -----------     -----------     -----------         -----------
   Total Expenses                                  507,601          231,640         270,041        (350,271)            659,011
Fees and expenses waived or borne by Advisor          --           (138,319)       (153,751)       (292,070) {a}              0
Custody credits earned                                (227)             (64)            (42)                               (333)
                                               -----------      -----------     -----------     -----------         -----------
   Net Expenses                                    507,374           93,257         116,248         (58,201)            658,678
                                               -----------      -----------     -----------     -----------         -----------
   Net Investment Income                           126,937           (6,947)         16,381          58,201             194,572
                                               -----------      -----------     -----------     -----------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on investments and
  foreign currency                              (5,743,702)      (1,211,209)     (1,274,926)                         (8,229,837)
Net change in unrealized appreciation
  /depreciation on investments and
   foreign currency                                950,147         (532,219)        333,434                             751,362
                                               -----------      -----------     -----------                         -----------
   Net Loss                                     (4,793,555)      (1,743,428)       (941,492)                         (7,478,475)
                                               -----------      -----------     -----------     -----------         -----------
Decrease in Net Assets from Operations         $(4,666,618)     $(1,750,375)    $  (925,111)         58,201         $(7,283,903)
                                               ===========      ===========     ===========     ===========         ===========


{a}  Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------


                                                                                                                   Colonial
                                                                                                                 International
                                                   Colonial               Colonial                                Fund for
                                                International           International                             Growth VS
                                                  Fund for                Horizons             Pro Forma           Pro Forma
                                                  Growth VS               Fund VS            Adjustments           Combined
                                                ------------           ------------          -----------         ------------
ASSETS
Investments, at cost                            $ 40,995,344           $  9,012,873                              $ 50,008,217
                                                ------------           ------------                              ------------
Investments, at value                           $ 37,105,070           $  7,938,486                              $ 45,043,556
Cash                                                     413                    864                                     1,277
Foreign currency (cost of $877;
   98,558 respectively)                                  886                103,619                                   104,505
Receivable for:
   Fund shares sold                                     --                  255,392                                   255,392
   Interest                                            4,322                    109                                     4,431
   Dividends                                         106,934                 22,613                                   129,547
Expense reimbursement due from Advisor                  --                   13,046                                    13,046
Deferred Trustees' compensation plan                   2,975                  1,475                                     4,450
                                                ------------           ------------                              ------------
     Total Assets                                 37,220,600              8,335,604                                45,556,204
                                                ------------           ------------                              ------------
LIABILITIES
Payable for:
   Investments purchased                                --                  103,434                                   103,434
   Fund shares repurchased                              --                    5,845                                     5,845
   Management fee                                     27,064                  6,032                                    33,096
   Trustees' fee                                         452                    474                                       926
   Bookkeeping fee                                       710                    707                                     1,417
   Transfer agent fee                                    631                    631                                     1,262
Deferred Trustees' fee                                 2,975                  1,475                                     4,450
Other liabilities                                     35,769                 43,048                                    78,817
                                                ------------           ------------                              ------------
     Total Liabilities                                67,601                161,646                                   229,247
                                                ------------           ------------                              ------------
NET ASSETS                                      $ 37,152,999           $  8,173,958                              $ 45,326,957
                                                ============           ============                              ============

Paid in capital                                 $ 51,171,532           $ 12,103,161                              $ 63,274,693
Undistributed net investment income                  158,800                 25,232                                   184,032
Accumulated net realized loss                    (10,292,952)            (2,881,800)                              (13,174,752)
Net unrealized appreciation/(depreciation) on:
   Investments                                    (3,890,274)            (1,074,387)                               (4,964,661)
   Foreign currency translations                       5,893                  1,752                                     7,645
                                                ------------           ------------                              ------------
NET ASSETS                                      $ 37,152,999           $  8,173,958                              $ 45,326,957
                                                ============           ============                              ============

Net assets - Class A                            $ 37,152,301           $        721                --            $ 37,153,022
                                                ============           ============                              ============
Shares outstanding - Class A                      25,805,449                     97                 404            25,805,950
                                                ============           ============                              ============
Net asset value and redemption
   price per share - Class A                    $       1.44           $       7.43                              $       1.44
                                                ============           ============                              ============

Net assets - Class B                            $        698           $  8,173,237                --            $  8,173,935
                                                ============           ============                              ============
Shares outstanding - Class B                             487              1,105,719           4,609,831             5,716,037
                                                ============           ============                              ============
Net asset value and offering
   price per share - Class B                    $       1.43           $       7.39                              $       1.43
                                                ============           ============                              ============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------


                                                                                                                     Colonial
                                                                                                                   International
                                                             Colonial            Colonial                            Fund for
                                                          International         International                        Growth VS
                                                           Fund for              Horizons        Pro Forma          Pro Forma
                                                           Growth VS             Fund VS         Adjustments         Combined
                                                          -----------           ------------     -----------        ---------
INVESTMENT INCOME
Dividends                                                 $   569,036           $   121,137                          $   690,173
Interest                                                       65,275                11,492                               76,767
                                                          -----------           -----------      ---------           -----------
   Total Investment Income                                    634,311               132,629                              766,940
EXPENSES
Management fee                                                368,981                78,915         (3,782) {a}          444,114
Distribution fee - Class B                                          2                20,733                               20,735
Pricing & bookkeeping fee                                      10,555                10,081         (8,811) {a}           11,825
Trustees' fee                                                   8,133                 4,814         (4,833) {a}            8,114
Other expenses                                                119,930               155,498       (191,835) {b}           83,593
                                                          -----------           -----------      ---------           -----------
   Total Expenses                                             507,601               270,041       (209,261)              568,381
Fees and expenses waived or borne by Advisor                     --                (153,751)       153,751  {a}              --
Custody credits earned                                           (227)                  (42)                                (269)
                                                          -----------           -----------      ---------           -----------
   Net Expenses                                               507,374               116,248        (55,510)              568,112
                                                          -----------           -----------      ---------           -----------
   Net Investment Income                                      126,937                16,381         55,510               198,808
                                                          -----------           -----------      ---------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on investments and foreign currency      (5,743,702)           (1,274,926)                          (7,018,628)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                        950,147               333,434                            1,283,581
                                                          -----------           -----------                          -----------
   Net Loss                                                (4,793,555)             (941,492)                          (5,735,047)
                                                          -----------           -----------      ---------           -----------
Decrease in Net Assets from Operations                    $(4,666,618)          $  (925,111)       55,510           $ (5,536,219)
                                                          ===========           ===========      =========          ============


{a}  Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)

------------------------------------------------------------------------------


                                                                                                                      Colonial
                                                                                                                    International
                                                           Colonial            Colonial                              Fund for
                                                         International          Global                               Growth VS
                                                            Fund for            Equity             Pro Forma         Pro Forma
                                                          Growth VS            Fund VS            Adjustments         Combined
                                                         ------------         ------------        -----------       ------------
ASSETS
Investments, at cost                                     $ 40,995,344         $  6,811,834                          $ 47,807,178
                                                         ------------         ------------                          ------------
Investments, at value                                    $ 37,105,070         $  5,621,281                          $ 42,726,351
Cash                                                              413                  105                                   518
Foreign currency (cost of $877; 123 respectively)                 886                   81                                   967
Receivable for:
   Interest                                                     4,322                   25                                 4,347
   Dividends                                                  106,934               13,453                               120,387
Expense reimbursement due from Advisor                           --                  6,125                                 6,125
Deferred Trustees' compensation plan                            2,975                1,467                                 4,442
                                                         ------------         ------------                          ------------
     Total Assets                                          37,220,600            5,642,537                            42,863,137
                                                         ------------         ------------                          ------------
LIABILITIES
Payable for:
   Fund shares repurchased                                       --                 19,808                                19,808
   Management fee                                              27,064                4,245                                31,309
   Trustees' fee                                                  452                  437                                   889
   Bookkeeping fee                                                710                1,426                                 2,136
   Transfer agent fee                                             631                  509                                 1,140
   Custody fee                                                  8,233                5,707                                13,940
Deferred Trustees' fee                                          2,975                1,467                                 4,442
Other liabilities                                              27,536               30,542                                58,078
                                                         ------------         ------------                          ------------
     Total Liabilities                                         67,601               64,141                               131,742
                                                         ------------         ------------                          ------------
NET ASSETS                                               $ 37,152,999         $  5,578,396                          $ 42,731,395
                                                         ============         ============                          ============
Paid in capital                                          $ 51,171,532         $  9,552,252                          $ 60,723,784
Undistributed net investment income                           158,800                2,691                               161,491
Accumulated net realized loss                             (10,292,952)          (2,786,740)                          (13,079,692)
Net unrealized appreciation/(depreciation) on:
   Investments                                             (3,890,274)          (1,190,553)                           (5,080,827)
   Foreign currency translations                                5,893                  746                                 6,639
                                                         ------------         ------------                          ------------
NET ASSETS                                               $ 37,152,999         $  5,578,396                          $ 42,731,395
                                                         ============         ============                          ============
Net assets - Class A                                     $ 37,152,301         $        624              --          $ 37,152,925
                                                         ============         ============                          ============
Shares outstanding - Class A                               25,805,449                   97               336          25,805,882
                                                         ============         ============                          ============
Net asset value and redemption
   price per share - Class A                             $       1.44         $       6.43                          $       1.44
                                                         ============         ============                          ============
Net assets - Class B                                     $        698         $  5,577,772              --          $  5,578,470
                                                         ============         ============                          ============
Shares outstanding - Class B                                      487              871,878         3,028,662           3,901,027
                                                         ============         ============                          ============
Net asset value and offering
   price per share - Class B                             $       1.43         $       6.40                          $       1.43
                                                         ============         ============                          ============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------

                                                                                                                      Colonial
                                                                                                                    International
                                                               Colonial        Colonial                               Fund for
                                                             International       Global                               Growth VS
                                                                Fund for         Equity           Pro Forma          Pro Forma
                                                               Growth VS         Fund VS         Adjustments         Combined
                                                             ------------      -----------       ----------         ------------
Investment Income
Dividends                                                    $   569,036       $    78,484                           $   647,520
Interest                                                          65,275             7,826                                73,101
                                                             -----------       -----------       ----------          -----------
   Total Investment Income                                       634,311            86,310                               720,621
EXPENSES
Management fee                                                   368,981            63,049           (2,815) {a}         429,215
Distribution fee - Class B                                             2            16,532                                16,534
Bookkeeping fee                                                   10,555            10,971           (9,414) {a}          12,112
Trustees' fee                                                      8,133             6,322           (6,760) {a}           7,695
Custody fee                                                       26,586            16,820          (15,317) {a}          28,089
Other expenses                                                    93,344           117,946         (161,194) {b}          50,096
                                                             -----------       -----------       ----------          -----------
   Total Expenses                                                507,601           231,640         (195,500)             543,741
Expense Reimbursement                                               --            (138,319)         138,319  {a}            --
Custody credits earned                                              (227)              (64)                                 (291)
                                                             -----------       -----------       ----------          -----------
   Net Expenses                                                  507,374            93,257          (57,181)             543,450
                                                             -----------       -----------       ----------          -----------
   Net Investment Income                                         126,937            (6,947)          57,181              177,171
                                                             -----------       -----------       ----------          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency         (5,743,702)       (1,211,209)                           (6,954,911)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                           950,147          (532,219)                              417,928
                                                             -----------       -----------                           -----------
   Net Loss                                                   (4,793,555)       (1,743,428)                           (6,536,983)
                                                             -----------       -----------       ----------          -----------
Decrease in Net Assets from Operations                       $(4,666,618)      $(1,750,375)          57,181          $(6,359,812)
                                                             ===========       ===========       ==========          ===========

{a}  Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------

                                                                                                                        Colonial
                                                                                                                    International
                                                            Colonial            Colonial                              Fund for
                                                          International          Global                               Growth VS
                                                            Fund for            Utilities          Pro Forma         Pro Forma
                                                            Growth VS             Fund VS         Adjustments         Combined
                                                          -------------         -------------     -----------       -------------
ASSETS
Investments, at cost                                      $  40,995,344         $  54,115,742                       $  95,111,086
                                                          -------------         -------------                       -------------
Investments, at value                                     $  37,105,070         $  49,452,640                       $  86,557,710
Cash                                                                413                34,327                              34,740
Foreign currency (cost of $877; 80,763 respectively)                886                80,563                              81,449
Receivable for:
   Interest                                                       4,322                   171                               4,493
   Dividends                                                    106,934               333,817                             440,751
Deferred Trustees' compensation plan                              2,975                 3,459                               6,434
Other assets                                                       --                   1,162                               1,162
                                                          -------------         -------------                       -------------
     Total Assets                                            37,220,600            49,906,139                          87,126,739
                                                          -------------         -------------                       -------------
LIABILITIES
Payable for:
   Investments purchased                                           --                 803,886                             803,886
   Fund shares repurchased                                         --                 189,329                             189,329
   Management fee                                                27,064                26,981                              54,045
   Trustees' fee                                                    452                   409                                 861
   Bookkeeping fee                                                  710                 2,372                               3,082
   Transfer agent fee                                               631                   631                               1,262
Deferred Trustees' fee                                            2,975                 3,459                               6,434
Other liabilities                                                35,769                79,578                             115,347
                                                          -------------         -------------                       -------------
     Total Liabilities                                           67,601             1,106,645                           1,174,246
                                                          -------------         -------------                       -------------
NET ASSETS                                                $  37,152,999         $  48,799,494                       $  85,952,493
                                                          =============         =============                       =============

Paid in capital                                           $  51,171,532         $  55,610,486                       $ 106,782,018
Undistributed net investment income                             158,800             1,560,169                           1,718,969
Accumulated net realized loss                               (10,292,952)           (3,708,475)                        (14,001,427)
Net unrealized appreciation/(depreciation) on:
   Investments                                               (3,890,274)           (4,663,102)                         (8,553,376)
   Foreign currency translations                                  5,893                   416                               6,309
                                                          -------------         -------------                       -------------
NET ASSETS                                                $  37,152,999         $  48,799,494                       $  85,952,493
                                                          =============         =============                       =============

Net assets - Class A                                      $  37,152,301         $  48,798,736            --         $  85,951,037
                                                          =============         =============                       =============
Shares outstanding - Class A                                 25,805,449             4,865,648      29,022,363          59,693,460
                                                          =============         =============                       =============
Net asset value and redemption
   price per share - Class A                              $        1.44         $       10.03                       $        1.44
                                                          =============         =============                       =============

Net assets - Class B                                      $         698         $         758            --         $       1,456
                                                          =============         =============                       =============
Shares outstanding - Class B                                        487                    76             454               1,017
                                                          =============         =============                       =============
Net asset value and offering
   price per share - Class B                              $        1.43         $        9.97                       $        1.43
                                                          =============         =============                       =============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------

                                                                                                                        Colonial
                                                                                                                      International
                                                                 Colonial       Colonial                                Fund for
                                                             International        Global                                Growth VS
                                                                Fund for        Utilities          Pro Forma           Pro Forma
                                                                Growth VS        Fund VS           Adjustments          Combined
                                                             ------------       -----------       -------------       -------------
INVESTMENT INCOME

Dividends                                                    $    569,036      $  1,873,833                           $  2,442,869
Interest                                                           65,275            32,649                           $     97,924
                                                             ------------      ------------       ----------          ------------
   Total Investment Income                                        634,311         1,906,482                              2,540,793

EXPENSES

Management fee                                                    368,981           394,366          152,282 {a}           915,629
Distribution fee - Class B                                              2                 2                                      4
Bookkeeping fee                                                    10,555            32,205          (17,137){a}            25,623
Trustees' fee                                                       8,133             9,289           (1,916){a}            15,506
Other expenses                                                    119,930           166,384         (187,775){b}            98,539
                                                             ------------      ------------       ----------          ------------
   Total Expenses                                                 507,601           602,246          (54,546)            1,055,301
Expense Reimbursement                                                --                --           (193,299){a}          (193,299)
Custody credits earned                                               (227)             (246)                                  (473)
                                                             ------------      ------------       ----------          ------------

   Net Expenses                                                   507,374           602,000         (247,845)              861,529
                                                             ------------      ------------       ----------          ------------
   Net Investment Income                                          126,937         1,304,482          247,845             1,679,264
                                                             ------------      ------------       ----------          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on investments and foreign currency          (5,743,702)       (7,233,030)                           (12,976,732)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                            950,147        (3,497,807)                            (2,547,660)
                                                             ------------      ------------                           ------------
   Net Loss                                                    (4,793,555)      (10,730,837)                           (15,524,392)
                                                             ------------      ------------       ----------          ------------
Decrease in Net Assets from Operations                       $ (4,666,618)     $ (9,426,355)         247,845          $(13,845,128)
                                                             ============      ============       ==========          ============



{a}  Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------


                                                                                                                       Colonial
                                                                                                                     International
                                               Colonial          Colonial            Colonial                          Fund for
                                             International     International          Global                          Growth VS
                                               Fund for          Horizons            Utilities         Pro Forma      Pro Forma
                                              Growth VS           Fund VS             Fund VS         Adjustments      Combined
                                            -------------      -------------       -------------     -------------   -------------
ASSETS
Investments, at cost                        $  40,995,344      $   9,012,873       $  54,115,742                     $ 104,123,959
                                            -------------      -------------       -------------                     -------------
Investments, at value                       $  37,105,070      $   7,938,486       $  49,452,640                     $  94,496,196
Cash                                                  413                864              34,327                            35,604
Foreign currency (cost of $877;
   98,558; 80,768 respectively)                       886            103,619              80,563                           185,068
Receivable for:
   Fund shares sold                                  --              255,392                --                             255,392
   Interest                                         4,322                109                 171                             4,602
   Dividends                                      106,934             22,613             333,817                           463,364
Expense reimbursement due from Advisor               --               13,046                --                              13,046
Deferred Trustees' compensation plan                2,975              1,475               3,459                             7,909
Other assets                                         --                 --                 1,162                             1,162
                                            -------------      -------------       -------------                     -------------
     Total Assets                              37,220,600          8,335,604          49,906,139                        95,462,343
                                            -------------      -------------       -------------                     -------------
LIABILITIES
Payable for:
   Investments purchased                             --              103,434             803,886                           907,320
   Fund shares repurchased                           --                5,845             189,329                           195,174
   Management fee                                  27,064              6,032              26,981                            60,077
   Trustees' fee                                      452                474                 409                             1,335
   Bookkeeping fee                                    710                707               2,372                             3,789
   Transfer agent fee                                 631                631                 631                             1,893
Deferred Trustees' fee                              2,975              1,475               3,459                             7,909
Other liabilities                                  35,769             43,048              79,578                           158,395
                                            -------------      -------------       -------------                     -------------
     Total Liabilities                             67,601            161,646           1,106,645                         1,335,892
                                            -------------      -------------       -------------                     -------------
NET ASSETS                                  $  37,152,999      $   8,173,958       $  48,799,494                     $  94,126,451
                                            =============      =============       =============                     =============
Paid in capital                             $  51,171,532      $  12,103,161       $  55,610,486                     $ 118,885,179
Undistributed net investment income               158,800             25,232           1,560,169                         1,744,201
Accumulated net realized loss                 (10,292,952)        (2,881,800)         (3,708,475)                      (16,883,227)
Net unrealized appreciation/
 (depreciation) on:
   Investments                                 (3,890,274)        (1,074,387)         (4,663,102)                       (9,627,763)
   Foreign currency translations                    5,893              1,752                 416                             8,061
                                            -------------      -------------       -------------                     -------------
NET ASSETS                                  $  37,152,999      $   8,173,958       $  48,799,494                     $  94,126,451
                                            =============      =============       =============                     =============
Net assets - Class A                        $  37,152,301      $         721       $  48,798,736              --     $  85,951,758
                                            =============      =============       =============                     =============
Shares outstanding - Class A                   25,805,449                 97           4,865,648        29,022,767      59,693,961
                                            =============      =============       =============                     =============
Net asset value and redemption
   price per share - Class A                $        1.44      $        7.43       $       10.03                     $        1.44
                                            =============      =============       =============                     =============
Net assets - Class B                        $         698      $   8,173,237       $         758              --     $   8,174,693
                                            =============      =============       =============                     =============
Shares outstanding - Class B                          487          1,105,719                  76         4,610,285       5,716,567
                                            =============      =============       =============                     =============
Net asset value and offering
   price per share - Class B                $        1.43      $        7.39       $        9.97                     $        1.43
                                            =============      =============       =============                     =============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------

                                                                                                                       Colonial
                                                                                                                     International
                                                         Colonial       Colonial      Colonial                         Fund for
                                                       International  International     Global                        Growth VS
                                                         Fund for       Horizons       Utilities      Pro Forma       Pro Forma
                                                        Growth VS        Fund VS        Fund VS      Adjustments      Combined
                                                       ------------    ------------    ------------  ----------      ------------
INVESTMENT INCOME
Dividends                                              $    569,036    $    121,137    $  1,873,833                  $  2,564,006
Interest                                                     65,275          11,492          32,649                       109,416
                                                       ------------    ------------    ------------  ----------      ------------
   Total Investment Income                                  634,311         132,629       1,906,482                     2,673,422

EXPENSES

Management fee                                              368,981          78,915         394,366   148,176 {a}         990,438
Distribution fee - Class B                                        2          20,733               2                        20,737
Pricing & bookkeeping fee                                    10,555          10,081          32,205   (23,829){a}          29,012
Trustees' fee                                                 8,133           4,814           9,289    (5,304){a}          16,932
Other expenses                                              119,930         155,498         166,384  (325,823){b}         115,989
                                                       ------------    ------------    ------------  ----------      ------------
   Total Expenses                                           507,601         270,041         602,246   (206,780)         1,173,108
Expense Reimbursement                                             0        (153,751)                  (220,097){a}       (373,848)
Custody credits earned                                         (227)            (42)           (246)                         (515)
                                                       ------------    ------------    ------------  ----------      ------------
   Net Expenses                                             507,374         116,248         602,000   (426,877)           798,745
                                                       ------------    ------------    ------------  ----------      ------------
   Net Investment Income                                    126,937          16,381       1,304,482    426,877          1,874,637
                                                       ------------    ------------    ------------  ----------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency    (5,743,702)     (1,274,926)     (7,233,030)                  (14,251,658)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                      950,147         333,434      (3,497,807)                   (2,214,226)
                                                       ------------    ------------    ------------                  ------------
   Net Loss                                              (4,793,555)       (941,492)    (10,730,837)                  (16,465,884)
                                                       ------------    ------------    ------------  ----------      ------------
Decrease in Net Assets from Operations                 $ (4,666,618)   $   (925,111)   $ (9,426,355)   426,877       $(14,591,207)
                                                       ============    ============    ============  ==========      ============


{a}  Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------


                                                                                                                      Colonial
                                                                                                                    International
                                             Colonial          Colonial           Colonial                            Fund for
                                           International        Global             Global                            Growth VS
                                             Fund for           Equity            Utilities          Pro Forma       Pro Forma
                                            Growth VS          Fund VS             Fund VS          Adjustments     Combined
                                           -------------     --------------      -------------      ----------     -------------
ASSETS
Investments, at cost                       $  40,995,344      $   6,811,834      $  54,115,742                     $ 101,922,920
                                           -------------     --------------      -------------                     -------------
Investments, at value                      $  37,105,070      $   5,621,281      $  49,452,640                     $  92,178,991
Cash                                                 413                105             34,327                            34,845
Foreign currency (cost of $877; 123;
  80,763 respectively)                               886                 81             80,563                            81,530
Receivable for:
   Interest                                        4,322                 25                171                             4,518
   Dividends                                     106,934             13,453            333,817                           454,204
Expense reimbursement due from Advisor              --                6,125               --                               6,125
Deferred Trustees' compensation plan               2,975              1,467              3,459                             7,901
Other assets                                        --                 --                1,162                             1,162
                                           -------------     --------------      -------------                     -------------
     Total Assets                             37,220,600          5,642,537         49,906,139                        92,769,276
                                           -------------     --------------      -------------                     -------------
LIABILITIES
Payable for:
   Investments purchased                            --                 --              803,886                           803,886
   Fund shares repurchased                          --               19,808            189,329                           209,137
   Management fee                                 27,064              4,245             26,981                            58,290
   Trustees' fee                                     452                437                409                             1,298
   Bookkeeping fee                                   710              1,426              2,372                             4,508
   Transfer agent fee                                631                509                631                             1,771
Deferred Trustees' fee                             2,975              1,467              3,459                             7,901
Other liabilities                                 35,769             36,249             79,578                           151,596
                                           -------------     --------------      -------------                     -------------
     Total Liabilities                            67,601             64,141          1,106,645                         1,238,387
                                           -------------     --------------      -------------                     -------------
NET ASSETS                                 $  37,152,999      $   5,578,396      $  48,799,494                     $  91,530,889
                                           =============      =============      =============                     =============
Paid in capital                            $  51,171,532      $   9,552,252      $  55,610,486                     $ 116,334,270
Undistributed net investment income              158,800              2,691          1,560,169                         1,721,660
Accumulated net realized loss                (10,292,952)        (2,786,740)        (3,708,475)                      (16,788,167)
Net unrealized appreciation/(depreciation)
   on:
   Investments                             (3,890,274)        (1,190,553)        (4,663,102)                       (9,743,929)
   Foreign currency translations                   5,893                746                416                             7,055
                                           -------------     --------------      -------------                     -------------
NET ASSETS                                 $  37,152,999      $   5,578,396      $  48,799,494                     $  91,530,889
                                           =============      =============      =============                     =============
Net assets - Class A                       $  37,152,301      $         624      $  48,798,736            --       $  85,951,661
                                           =============      =============      =============                     =============
Shares outstanding - Class A                  25,805,449                 97          4,865,648      29,022,699        59,693,893
                                           =============      =============      =============                     =============
Net asset value and redemption
   price per share - Class A               $        1.44      $        6.43      $       10.03                     $        1.44
                                           =============      =============      =============                     =============
Net assets - Class B                       $         698      $   5,577,772      $         758            --       $   5,579,228
                                           =============      =============      =============                     =============
Shares outstanding - Class B                         487            871,878                 76       3,029,116         3,901,557
                                           =============      =============      =============                     =============
Net asset value and offering
   price per share - Class B               $        1.43      $        6.40      $        9.97                     $        1.43
                                           =============      =============      =============                     =============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                                                                                                                         Colonial
                                                                                                                      International
                                                          Colonial         Colonial      Stein Roe                       Fund for
                                                         International      Global        Global                        Growth VS
                                                           Fund for         Equity       Utilities      Pro Forma       Pro Forma
                                                          Growth VS        Fund VS        Fund VS      Adjustments      Combined
                                                        ------------    -------------   ------------   ------------    ------------
INVESTMENT INCOME
Dividends                                               $    569,036    $     78,484    $  1,873,833                   $  2,521,353
Interest                                                      65,275           7,826          32,649                        105,750
                                                        ------------    ------------    ------------                   ------------
   Total Investment Income                                   634,311          86,310       1,906,482                      2,627,103
EXPENSES
Management fee                                               368,981          63,049         394,366     149,143 {a}        975,539
Distribution fee - Class B                                         2          16,532               2                         16,536
Pricing & bookkeeping fee                                     10,555          10,971          32,205     (25,246){a}         28,485
Trustees' fee                                                  8,133           6,322           9,289      (7,231){a}         16,513
Other expenses                                               119,930         134,766         166,384    (310,499){b}        110,581
                                                        ------------    ------------    ------------    --------       ------------
   Total Expenses                                            507,601         231,640         602,246    (198,833)          1,147,654
Fees and expenses waived or borne by Advisor                    --          (138,319)           --       (78,467){a}       (216,786)
Custody credits earned                                          (227)            (64)           (246)                          (537)
                                                        ------------    ------------    ------------    --------       ------------
   Net Expenses                                              507,374          93,257         602,000    (272,300)           930,331
                                                        ------------    ------------    ------------    --------       ------------
   Net Investment Income                                     126,937          (6,947)      1,304,482     272,300          1,696,772
                                                        ------------    ------------    ------------    --------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency     (5,743,702)     (1,211,209)     (7,233,030)                   (14,187,941)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                       950,147        (532,219)     (3,497,801)                    (3,079,873)
                                                        ------------    ------------    ------------                   ------------
   Net Loss                                               (4,793,555)     (1,743,428)    (10,730,831)                   (17,267,814)
                                                        ------------    ------------    ------------    --------       ------------
Decrease in Net Assets from Operations                  $ (4,666,618)   $ (1,750,375)   $ (9,426,349)    272,300       $(15,571,042)
                                                        ============    ============    ============    ========       ============

{a}  Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)
------------------------------------------------------------------------------



                                               Colonial             Colonial             Colonial
                                              International          Global            International
                                                Fund for             Equity             Horizons
                                               Growth VS             Fund VS             Fund VS
                                             -------------        --------------       -------------
ASSETS
Investments, at cost                         $  40,995,344        $   6,811,834        $   9,012,873
                                             -------------        -------------        -------------
Investments, at value                        $  37,105,070        $   5,621,281        $   7,938,486
Cash                                                   413                  105                  864
Foreign currency (cost of $877; 123;
   98,558; 80,763 respectively)                        886                   81              103,619
Receivable for:
   Fund shares sold                                   --                   --                255,392
   Interest                                          4,322                   25                  109
   Dividends                                       106,934               13,453               22,613
Expense reimbursement due from Advisor                --                  6,125               13,046
Deferred Trustees' compensation plan                 2,975                1,467                1,475
Other assets                                          --                   --                   --
                                             -------------        -------------        -------------
     Total Assets                               37,220,600            5,642,537            8,335,604
                                             -------------        -------------        -------------
LIABILITIES
Payable for:
   Investments purchased                              --                   --                103,434
   Fund shares repurchased                            --                 19,808                5,845
   Management fee                                   27,064                4,245                6,032
   Trustees' fee                                       452                  437                  474
   Bookkeeping fee                                     710                1,426                  707
   Transfer agent fee                                  631                  509                  631
Deferred Trustees' fee                               2,975                1,467                1,475
Other liabilities                                   35,769               36,249               43,048
                                             -------------        -------------        -------------
     Total Liabilities                              67,601               64,141              161,646
                                             -------------        -------------        -------------
NET ASSETS                                   $  37,152,999        $   5,578,396        $   8,173,958
                                             =============        =============        =============
Paid in capital                              $  51,171,532        $   9,552,252        $  12,103,161
Undistributed net investment income                158,800                2,691               25,232
Accumulated net realized loss                  (10,292,952)          (2,786,740)          (2,881,800)
Net unrealized
  appreciation/(depreciation) on:
   Investments                                  (3,890,274)          (1,190,553)          (1,074,387)
   Foreign currency translations                     5,893                  746                1,752
                                             -------------        -------------        -------------
NET ASSETS                                   $  37,152,999        $   5,578,396        $   8,173,958
                                             =============        =============        =============
Net assets - Class A                         $  37,152,301        $         624        $         721
                                             =============        =============        =============
Shares outstanding - Class A                    25,805,449                   97                   97
                                             =============        =============        =============
Net asset value and redemption
   price per share - Class A                 $        1.44        $        6.43        $        7.43
                                             =============        =============        =============
Net assets - Class B                         $         698        $   5,577,772        $   8,173,237
                                             =============        =============        =============
Shares outstanding - Class B                           487              871,878            1,105,719
                                             =============        =============        =============
Net asset value and offering
   price per share - Class B                 $        1.43        $        6.40        $        7.39
                                             =============        =============        =============



                                                                                          Colonial
                                                                                        International
                                                    Colonial                              Fund for
                                                     Global                               Growth VS
                                                    Utilities            Pro Forma        Pro Forma
                                                     Fund VS            Adjustments       Combined
                                                   -------------        ----------       -------------
ASSETS
Investments, at cost                               $  54,115,742                         $ 110,935,793
                                                   -------------                         -------------
Investments, at value                              $  49,452,640                         $ 100,117,477
Cash                                                      34,327                                35,709
Foreign currency (cost of $877; 123;
   98,558; 80,763 respectively)                           80,563                               185,149
Receivable for:
   Fund shares sold                                         --                                 255,392
   Interest                                                  171                                 4,627
   Dividends                                             333,817                               476,817
Expense reimbursement due from Advisor                      --                                  19,171
Deferred Trustees' compensation plan                       3,459                                 9,376
Other assets                                               1,162                                 1,162
                                                   -------------                         -------------
     Total Assets                                     49,906,139                           101,104,880
                                                   -------------                         -------------
LIABILITIES
Payable for:
   Investments purchased                                 803,886                               907,320
   Fund shares repurchased                               189,329                               214,982
   Management fee                                         26,981                                64,322
   Trustees' fee                                             409                                 1,772
   Bookkeeping fee                                         2,372                                 5,215
   Transfer agent fee                                        631                                 2,402
Deferred Trustees' fee                                     3,459                                 9,376
Other liabilities                                         79,578                               194,644
                                                   -------------                         -------------
     Total Liabilities                                 1,106,645                             1,400,033
                                                   -------------                         -------------
NET ASSETS                                         $  48,799,494                         $  99,704,847
                                                   =============                         =============
Paid in capital                                    $  55,610,486                         $ 128,437,431
Undistributed net investment income                    1,560,169                             1,746,892
Accumulated net realized loss                         (3,708,475)                          (19,669,967)
Net unrealized appreciation/(depreciation) on:
   Investments                                        (4,663,102)                          (10,818,316)
   Foreign currency translations                             416                                 8,807
                                                   -------------                         -------------
NET ASSETS                                         $  48,799,494                         $  99,704,847
                                                   =============                         =============
Net assets - Class A                               $  48,798,736              --  {a}    $  85,952,382
                                                   =============                         =============
Shares outstanding - Class A                           4,865,648        29,023,103          59,694,394
                                                   =============                         =============
Net asset value and redemption
   price per share - Class A                       $       10.03                         $        1.44
                                                   =============                         =============
Net assets - Class B                               $         758             --   {a}    $  13,752,465
                                                   =============                         =============
Shares outstanding - Class B                                  76         7,638,947           9,617,107
                                                   =============                         =============
Net asset value and offering
   price per share - Class B                       $        9.97                         $        1.43
                                                   =============                         =============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------


                                                              Colonial          Colonial           Colonial
                                                            International        Global          International
                                                             Fund for            Equity           Horizons
                                                             Growth VS           Fund VS           Fund VS
                                                            -----------       ------------       ------------
INVESTMENT INCOME
Dividends                                                  $    569,036       $     78,484       $    121,137
Interest                                                         65,275              7,826             11,492
                                                           ------------       ------------       ------------
   Total Investment Income                                      634,311             86,310            132,629
EXPENSES
Management fee                                                  368,981             63,049             78,915
Distribution fee - Class B                                            2             16,532             20,733
Bookkeeping fee                                                  10,555             10,971             10,081
Trustees' fee                                                     8,133              6,322              4,814
Other expenses                                                  119,930            134,766            155,498
                                                           ------------       ------------       ------------
   Total Expenses                                               507,601            231,640            270,041
Fees and expenses waived or borne by Advisor                       --             (138,319)          (153,751)
Custody credits earned                                             (227)               (64)               (42)
                                                           ------------       ------------       ------------
   Net Expenses                                                 507,374             93,257            116,248
                                                           ------------       ------------       ------------
   Net Investment Income                                        126,937             (6,947)            16,381
                                                           ------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency        (5,743,702)        (1,211,209)        (1,274,926)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                          950,147           (532,219)           333,434
                                                           ------------       ------------       ------------
   Net Loss                                                  (4,793,555)        (1,743,428)          (941,492)
                                                           ------------       ------------       ------------
Decrease in Net Assets from Operations                     $ (4,666,618)      $ (1,750,375)      $   (925,111)
                                                           ============       ============       ============

                                                                                                     Colonial
                                                                                                   International
                                                               Colonial                              Fund for
                                                                Global                               Growth VS
                                                               Utilities        Pro Forma           Pro Forma
                                                                Fund VS        Adjustments           Combined
                                                             ------------      --------------      -------------
INVESTMENT INCOME
Dividends                                                    $  1,873,833                          $  2,642,490
Interest                                                           32,649                               117,242
                                                             -------------      ------------       ------------
   Total Investment Income                                      1,906,482                             2,759,732
EXPENSES
Management fee                                                    394,366            145,037 {a}     1,050,348
Distribution fee - Class B                                              2                               37,269
Bookkeeping fee                                                    32,205            (31,937) {a}       31,875
Trustees' fee                                                       9,289            (10,618) {a}       17,940
Other expenses                                                    166,384           (448,383) {b}      128,195
                                                             -------------      ------------       -----------
   Total Expenses                                                 602,246           (345,901)        1,265,627
Fees and expenses waived or borne by Advisor                         --               46,989  {a}     (245,081)
Custody credits earned                                               (246)                                (579)
                                                             -------------      ------------       ------------
   Net Expenses                                                   602,000           (298,912)         1,019,967
                                                             -------------      ------------       ------------
   Net Investment Income                                        1,304,482            298,912          1,739,765
                                                             -------------      ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments and foreign currency          (7,233,030)                          (15,462,867)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                         (3,497,807)                           (2,746,445)
                                                             -------------                         ------------
   Net Loss                                                   (10,730,837)                          (18,209,312)
                                                             -------------      ------------       ------------
Decrease in Net Assets from Operations                       $ (9,426,355)           298,912       $(16,469,547)
                                                             ============       ============       ============


{a}  Based on the contract in effect for the surviving fund.


{b} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

No pro forma adjustments are shown in the following table because the Acquiring Fund's investment restrictions would not require the sale of any portfolio investments.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

    COLONIAL            COLONIAL        COLONIAL          STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL    GLOBAL EQUITY   GLOBAL UTILITIES
   FOR GROWTH        HORIZONS FUND        FUND              FUND
    SHARES OR          SHARES OR        SHARES OR         SHARES OR        PRO FORMA
       PAR                PAR              PAR               PAR           COMBINED
                                                                                      COMMON STOCKS - 97.3%
                                                                                      CONSUMER DISCRETIONARY - 3.1%
                                                                                      AUTOMOBILES & COMPONENTS - 0.8%
                                                                                      AUTOMOBILE MANUFACTURERS - 0.8%
      7,000               1,500             600                  -           9,100    Honda Motor Co. Ltd.
     11,100               2,300           1,000                  -          14,400    Toyota Motor Corp.

                                                                                      CONSUMER DURABLES & APPAREL - 2.3%
                                                                                      APPAREL & ACCESSORIES - 1.3%
     10,200               2,058             900                  -          13,158    Christian Dior SA
    100,813              20,959           8,683                  -         130,455    Marks & Spencer PLC

                                                                                      HOTELS, RESTAURANTS & LEISURE - 0.6%
                                                                                      RESTAURANTS - 0.6%
     71,390              14,955           6,211                  -          92,556    Compass Group PLC

                                                                                      MEDIA - 0.3%
                                                                                      BROADCASTING & CABLE TV - 0.1%
          -                   -          10,000                  -          10,000    Liberty Media Corp., Class A (a)

                                                                                      MOVIES & ENTERTAINMENT - 0.2%
          -                   -           7,000                  -           7,000    AOL Time Warner (a)
          -                   -           3,000                  -           3,000    Viacom, Inc., Class B (a)

                                                                                      RETAILING - 0.1%
                                                                                      HOME IMPROVEMENT RETAIL - 0.1%
          -                   -           2,000                  -           2,000    Home Depot, Inc.

                                                                                      CONSUMER STAPLES - 12.6%
                                                                                      FOOD & DRUG RETAILING - 2.6%
                                                                                      FOOD RETAIL - 2.6%
     14,234               2,364           1,150                  -          17,748    Carrefour SA
     18,000               4,000           2,000                  -          24,000    Seven-Eleven Japan Co., Ltd.
    137,426              27,553          12,248                  -         177,227    Tesco PLC

                                                                                      FOOD, BEVERAGES & TOBACCO - 7.2%
                                                                                      BREWERS - 1.7%
    215,189              41,396          18,123                  -         274,708    Foster's Group Ltd.
     15,567               3,905           2,191                  -          21,663    Heineken N.V. (a)

                                                                                      DISTILLERS & VINTNERS - 1.3%
     79,600              16,000           7,100                  -         102,700    Diageo PLC

                                                                                      PACKAGED FOODS - 1.7%
     35,000                   -           3,100                  -          38,100    Reckitt Benckiser PLC
     78,430              15,368           6,424                  -         100,222    Unilever PLC

                                                                                      SOFT DRINKS - 2.4%
      9,400               1,900             800                  -          12,100    Ito En, Ltd.
      6,330               1,110             400                  -           7,840    Nestle SA, Registered
          -                   -           2,000                  -           2,000    PepsiCo., Inc.

                                                                                      TOBACCO - 0.1%
          -                   -           3,000                  -           3,000    Philip Morris Companies, Inc.

                                                                                      HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
                                                                                      HOUSEHOLD PRODUCTS - 1.2%
     38,000               8,000           4,000                  -          50,000    Kao Corp.

                                                                                      PERSONAL PRODUCTS - 1.6%

                                                         COLONIAL          COLONIAL      COLONIAL          STEIN ROE
                                                    INTERNATIONAL FUND  INTERNATIONAL  GLOBAL EQUITY   GLOBAL UTILITIES
                                                        FOR GROWTH      HORIZONS FUND      FUND              FUND        PRO FORMA
                                                          VALUE             VALUE          VALUE             VALUE       COMBINED
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 3.1%
AUTOMOBILES & COMPONENTS - 0.8%
AUTOMOBILE MANUFACTURERS - 0.8%
Honda Motor Co. Ltd.                                $    284,484        $    60,961    $    24,384       $          -   $   369,829
Toyota Motor Corp.                                       295,171             61,161         26,592                  -       382,924
                                                    --------------------------------------------------------------------------------
                                                         579,655            122,122         50,976                  -       752,753
                                                    --------------------------------------------------------------------------------
CONSUMER DURABLES & APPAREL - 2.3%
APPAREL & ACCESSORIES - 1.3%
Christian Dior SA                                        394,439             79,584         34,803                  -       508,826
Marks & Spencer PLC                                      575,376            119,621         49,557                  -       744,554
                                                    --------------------------------------------------------------------------------
                                                         969,815            199,205         84,360                  -     1,253,380
                                                    --------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.6%
RESTAURANTS - 0.6%
Compass Group PLC                                        430,973             90,282         37,495                  -       558,750
                                                    --------------------------------------------------------------------------------
MEDIA - 0.3%
BROADCASTING & CABLE TV - 0.1%
Liberty Media Corp., Class A (a)                               -                  -        100,000                  -       100,000
                                                    --------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT - 0.2%
AOL Time Warner (a)                                            -                  -        102,970                  -       102,970
Viacom, Inc., Class B (a)                                      -                  -        133,110                  -       133,110
                                                    --------------------------------------------------------------------------------
                                                               -                  -        236,080                  -       236,080
                                                    --------------------------------------------------------------------------------
RETAILING - 0.1%
HOME IMPROVEMENT RETAIL - 0.1%
Home Depot, Inc.                                               -                  -         73,460                  -        73,460
                                                    --------------------------------------------------------------------------------
CONSUMER STAPLES - 12.6%
FOOD & DRUG RETAILING - 2.6%
FOOD RETAIL - 2.6%
Carrefour SA                                             773,432            128,453         62,487                  -       964,372
Seven-Eleven Japan Co., Ltd.                             710,457            157,879         78,940                  -       947,276
Tesco PLC                                                501,851            100,618         44,727                  -       647,196
                                                    --------------------------------------------------------------------------------
                                                       1,985,740            386,950        186,154                  -     2,558,844
                                                    --------------------------------------------------------------------------------
FOOD, BEVERAGES & TOBACCO - 7.2%
BREWERS - 1.7%
Foster's Group Ltd.                                      572,393            110,112         48,206                  -       730,711
Heineken N.V. (a)                                        685,952            172,072         96,545                  -       954,569
                                                    --------------------------------------------------------------------------------
                                                       1,258,345            282,184        144,751                  -     1,685,280
                                                    --------------------------------------------------------------------------------
DISTILLERS & VINTNERS - 1.3%
Diageo PLC                                             1,031,461            207,329         92,002                  -     1,330,792
                                                    --------------------------------------------------------------------------------
PACKAGED FOODS - 1.7%
Reckitt Benckiser PLC                                    631,327            126,265         55,917                  -       813,509
Unilever PLC                                             722,068            141,486         59,143                  -       922,697
                                                    --------------------------------------------------------------------------------
                                                       1,353,395            267,751        115,060                  -     1,736,206
                                                    --------------------------------------------------------------------------------
SOFT DRINKS - 2.4%
Ito En, Ltd.                                             356,867             72,133         30,372                  -       459,372
Nestle SA, Registered                                  1,483,026            260,057         93,714                  -     1,836,797
PepsiCo., Inc.                                                 -                  -         96,400                  -        96,400
                                                    --------------------------------------------------------------------------------
                                                       1,839,893            332,190        220,486                  -     2,392,569
                                                    --------------------------------------------------------------------------------
TOBACCO - 0.1%
Philip Morris Companies, Inc.                                  -                  -        131,040                  -       131,040
                                                    --------------------------------------------------------------------------------
HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
HOUSEHOLD PRODUCTS - 1.2%
Kao Corp.                                                877,033            184,638         92,319                  -     1,153,990
                                                    --------------------------------------------------------------------------------
PERSONAL PRODUCTS - 1.6%

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

    COLONIAL            COLONIAL        COLONIAL          STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL    GLOBAL EQUITY   GLOBAL UTILITIES
   FOR GROWTH        HORIZONS FUND        FUND              FUND
    SHARES OR          SHARES OR        SHARES OR         SHARES OR        PRO FORMA
       PAR                PAR              PAR               PAR           COMBINED
      3,600                 700             300                  -           4,600    Beiersdorf AG
     10,008               2,060             853                  -          12,921    L'Oreal SA

                                                                                      ENERGY - 1.0%
                                                                                      INTEGRATED OIL & GAS - 0.8%
     76,274              15,622           6,829                  -          98,725    British Petroleum Ltd.

          -                   -           3,800                  -           3,800    OIL & GAS DRILLING - 0.1%
                                                                                      Ensco International, Inc.

                                                                                      OIL & GAS EQUIPMENT & SERVICES - 0.1%
          -                   -           2,000                  -           2,000    BJ Services Co. (a)

                                                                                      FINANCIALS - 7.9%
                                                                                      BANKS - 3.9%
     56,300              11,800           5,000                  -          73,100    Anglo Irish Bank Corp. PLC (a)
     45,000               8,500           3,482                  -          56,982    Banca Fideuram S.p.A.
     10,503               2,216             919                  -          13,638    Banco Popular Espanol SA
     34,800               6,700           2,900                  -          44,400    Commonwealth Bank Of Australia
     34,000               7,000           3,000                  -          44,000    DBS Bank Ltd.
     37,000               7,085           4,132                  -          48,217    Lloyds TSB Group PLC
     23,503               4,834           2,000                  -          30,337    Royal Bank Of Scotland Group PLC

                                                                                      DIVERSIFIED FINANCIALS - 1.7%
                                                                                      DIVERSIFIED FINANCIAL SERVICES - 1.3%
     67,500              13,500           6,000                  -          87,000    Bank of Ireland
          -                   -           4,000                  -           4,000    Citigroup, Inc.
     30,555                   -               -                  -          30,555    Fortis
        525                   -               -                  -             525    Fortis Bank Nederland (a)

                                                                                      MULTI-SECTOR HOLDINGS - 0.4%
     46,000              10,000           4,000                  -          60,000    Hutchison Whampoa Ltd.

                                                                                      INSURANCE - 2.3%
                                                                                      LIFE & HEALTH INSURANCE - 1.0%
     53,900              11,200           4,700                  -          69,800    Irish Life & Permanent PLC

                                                                                      MULTI-LINE INSURANCE - 0.8%
      2,341                 395             204                  -           2,940    Allianz AG
          -                   -           2,650                  -           2,650    American International Group, Inc.

                                                                                      REINSURANCE - 0.5%
      1,661                 347             174                  -           2,182    Muenchener Rueckversicherungs - Registered
                                                                                       Shares

                                                                                      HEALTH CARE - 8.8%
                                                                                      HEALTH CARE EQUIPMENT & SERVICES - 1.3%
                                                                                      HEALTH CARE EQUIPMENT - 0.1%
          -                   -           3,200                  -           3,200    Medtronic, Inc.

                                                                                      HEALTH CARE FACILITIES - 0.1%
          -                   -           3,000                  -           3,000    HCA, Inc.
                                                                                      HEALTH CARE SUPPLIES - 1.1%
    147,600              29,600          13,100                  -         190,300    Smith & Nephew PLC

                                                                                      PHARMACEUTICALS & BIOTECHNOLOGY - 7.5%
                                                                                      BIOTECHNOLOGY - 0.9%
     32,338               6,642           2,896                  -          41,876    GlaxoSmithKline PLC

                                                                                      PHARMACEUTICALS - 6.6%
     11,740               2,468           1,009                  -          15,217    Altana AG (a)
     10,808               1,981             945                  -          13,734    AstraZenca Group PLC
      8,889               1,700             531                  -          11,120    Aventis SA  (France)
          -                   -             120                  -             120    Aventis SA  (Germany)
     16,680               2,360           1,400                  -          20,440    Novartis, Registered

                                                         COLONIAL          COLONIAL      COLONIAL          STEIN ROE
                                                    INTERNATIONAL FUND  INTERNATIONAL  GLOBAL EQUITY   GLOBAL UTILITIES
                                                        FOR GROWTH      HORIZONS FUND      FUND              FUND        PRO FORMA
                                                          VALUE             VALUE          VALUE             VALUE       COMBINED
Beiersdorf AG                                            435,524             84,685         36,294                  -       556,503
L'Oreal SA                                               783,951            161,365         66,818                  -     1,012,134
                                                    --------------------------------------------------------------------------------
                                                       1,219,475            246,050        103,112                  -     1,568,637
                                                    --------------------------------------------------------------------------------
ENERGY - 1.0%
INTEGRATED OIL & GAS - 0.8%
British Petroleum Ltd.                                   640,319            131,146         57,329                  -       828,794
                                                    --------------------------------------------------------------------------------
OIL & GAS DRILLING - 0.1%
Ensco International, Inc.                                      -                  -        103,588                  -       103,588
                                                    --------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES - 0.1%
BJ Services Co. (a)                                            -                  -         67,760                  -        67,760
                                                    --------------------------------------------------------------------------------
FINANCIALS - 7.9%
BANKS - 3.9%
Anglo Irish Bank Corp. PLC (a)                           364,532             76,403         32,374                  -       473,309
Banca Fideuram S.p.A.                                    281,551             53,182         21,786                  -       356,519
Banco Popular Espanol SA                                 466,246             98,372         40,796                  -       605,414
Commonwealth Bank Of Australia                           645,808            124,337         53,817                  -       823,962
DBS Bank Ltd.                                            238,536             49,110         21,047                  -       308,693
Lloyds TSB Group PLC                                     370,041             70,858         41,325                  -       482,224
Royal Bank Of Scotland Group PLC                         669,351            137,669         56,959                  -       863,979
                                                    --------------------------------------------------------------------------------
                                                       3,036,065            609,931        268,104                  -     3,914,100
                                                    --------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.7%
DIVERSIFIED FINANCIAL SERVICES - 1.3%
Bank of Ireland                                          845,990            169,198         75,199                  -     1,090,387
Citigroup, Inc.                                                -                  -        155,000                  -       155,000
Fortis                                                       303                  -              -                  -           303
Fortis Bank Nederland (a)                                      2                  -              -                  -             2
                                                    --------------------------------------------------------------------------------
                                                         846,295            169,198        230,199                  -     1,245,692
                                                    --------------------------------------------------------------------------------
MULTI-SECTOR HOLDINGS - 0.4%
Hutchison Whampoa Ltd.                                   343,528             74,680         29,872                  -       448,080
                                                    --------------------------------------------------------------------------------
INSURANCE - 2.3%
LIFE & HEALTH INSURANCE - 1.0%
Irish Life & Permanent PLC                               782,963            162,693         68,273                  -     1,013,929
                                                    --------------------------------------------------------------------------------
MULTI-LINE INSURANCE - 0.8%
Allianz AG                                               470,743             79,429         41,022                  -       591,194
American International Group, Inc.                             -                  -        180,809                  -       180,809
                                                    --------------------------------------------------------------------------------
                                                         470,743             79,429        221,831                  -       772,003
                                                    --------------------------------------------------------------------------------
REINSURANCE - 0.5%
Muenchener Rueckversicherungs - Registered Shares        394,448             82,404         41,321                  -       518,173
                                                    --------------------------------------------------------------------------------
HEALTH CARE - 8.8%
HEALTH CARE EQUIPMENT & SERVICES - 1.3%
HEALTH CARE EQUIPMENT - 0.1%
Medtronic, Inc.                                                -                  -        137,120                  -       137,120
                                                    --------------------------------------------------------------------------------
HEALTH CARE FACILITIES - 0.1%
HCA, Inc.                                                      -                  -        142,500                  -       142,500
                                                    --------------------------------------------------------------------------------
HEALTH CARE SUPPLIES - 1.1%
Smith & Nephew PLC                                       821,298            164,705         72,893                  -     1,058,896
                                                    --------------------------------------------------------------------------------
PHARMACEUTICALS & BIOTECHNOLOGY - 7.5%
BIOTECHNOLOGY - 0.9%
GlaxoSmithKline PLC                                      702,113            144,209         62,877                  -       909,199
                                                    --------------------------------------------------------------------------------
PHARMACEUTICALS - 6.6%
Altana AG (a)                                            593,681            124,804         51,024                  -       769,509
AstraZenca Group PLC                                     446,507             81,840         39,040                  -       567,387
Aventis SA  (France)                                     632,396            120,944         37,777                  -       791,117
Aventis SA  (Germany)                                          -                  -          8,458                  -         8,458
Novartis, Registered                                     737,091            104,289         61,866                  -       903,246

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

    COLONIAL            COLONIAL        COLONIAL          STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL    GLOBAL EQUITY   GLOBAL UTILITIES
   FOR GROWTH        HORIZONS FUND        FUND              FUND
    SHARES OR          SHARES OR        SHARES OR         SHARES OR        PRO FORMA
       PAR                PAR              PAR               PAR           COMBINED
          -                   -           4,000                  -           4,000    Pfizer, Inc.
      4,100                 800             300                  -           5,200    Roche Holding AG Genusscheine (a)
      6,982               1,472             611                  -           9,065    Sanofi-Synthelabo SA
     11,600               2,920           1,394                  -          15,914    Schering AG
        333                  85               -                  -             418    Serono SA
     21,000               4,000           2,000                  -          27,000    Takeda Chemical Industries Ltd.

                                                                                      INDUSTRIALS - 13.5%
                                                                                      CAPITAL GOODS - 0.8%
                                                                                      AEROSPACE & DEFENSE - 0.1%
          -                   -           2,000                  -           2,000    Lockheed Martin Corp.

                                                                                      ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
    394,500              96,651          33,500                  -         524,651    Johnson Electric Holdings Ltd.

                                                                                      INDUSTRIAL CONGLOMERATES - 0.1%
          -                   -           4,100                  -           4,100    General Electric Co.

                                                                                      COMMERCIAL SERVICES & SUPPLIES - 2.2%
                                                                                      DIVERSIFIED COMMERCIAL SERVICES - 1.4%
      8,700               1,800             600                  -          11,100    Park24 Co., Ltd.
     19,000               4,000           1,500                  -          24,500    Secom Co., Ltd.

                                                                                      EMPLOYMENT SERVICES - 0.8%
    125,852              25,257          11,127                  -         162,236    Capita Group PLC

                                                                                      TRANSPORTATION - 10.5%
                                                                                      AIR FREIGHT & COURIERS - 0.9%
     32,268               6,524           2,887                  -          41,679    TNT Post Group N.V.

                                                                                      AIRPORT SERVICES - 0.8%
     63,929              13,150           5,441                  -          82,520    British Airport Authority PLC

                                                                                      HIGHWAYS & RAIL INFRASTRUCTURE - 8.8%
          -                   -               -            125,000         125,000    Autopistas Concesionaria Espanola SA
          -                   -               -             50,000          50,000    Autoroutes du Sud de la France
          -                   -               -            250,000         250,000    Bristo-Auto Estradas de Portugal SA
    121,000              24,603          10,136            270,000         425,739    Concessioni e Costruzioni Autostrade
          -                   -               -          4,000,000       4,000,000    Jiangsu Expressway Co., Ltd., Class H

                                                                                      INFORMATION TECHNOLOGY - 4.4%
                                                                                      SOFTWARE & SERVICES - 1.3%
                                                                                      APPLICATION SOFTWARE - 1.2%
     10,387               2,129             930                  -          13,446    Dassault Systemes SA
      4,200                 900             397                  -           5,497    SAP AG

                                                                                      SYSTEMS SOFTWARE - 0.1%
          -                   -           2,000                  -           2,000    Microsoft Corp.(a)

                                                                                      TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
                                                                                      COMPUTER STORAGE & PERIPHERALS - 0.0%
          -                   -           3,900                  -           3,900    EMC Corp. (a)

                                                                                      NETWORKING EQUIPMENT - 0.1%
          -                   -           7,000                  -           7,000    Cisco Systems, Inc. (a)

                                                                                      OFFICE ELECTRONICS - 1.3%
     26,000               5,000           2,000                  -          33,000    Canon, Inc.

                                                                                      SEMICONDUCTORS - 1.2%
      3,800                 700             300                  -           4,800    Murata Manufacturing Co., Ltd.
      3,000                 600             300                  -           3,900    Rohm Co., Ltd.
      5,909               1,320             520                  -           7,749    STMicroelectronics N.V.
          -                   -           4,000                  -           4,000    Texas Instruments, Inc.

                                                         COLONIAL          COLONIAL      COLONIAL          STEIN ROE
                                                    INTERNATIONAL FUND  INTERNATIONAL  GLOBAL EQUITY   GLOBAL UTILITIES
                                                        FOR GROWTH      HORIZONS FUND      FUND              FUND        PRO FORMA
                                                          VALUE             VALUE          VALUE             VALUE       COMBINED
Pfizer, Inc.                                                   -                  -        140,000                  -       140,000
Roche Holding AG Genusscheine (a)                        311,424             60,766         22,787                  -       394,977
Sanofi-Synthelabo SA                                     426,457             89,909         37,320                  -       553,686
Schering AG                                              728,650            183,419         87,564                  -       999,633
Serono SA                                                220,561             56,299              -                  -       276,860
Takeda Chemical Industries Ltd.                          923,694            175,942         87,971                  -     1,187,607
                                                    --------------------------------------------------------------------------------
                                                       5,020,461            998,212        573,807                  -     6,592,480
                                                    --------------------------------------------------------------------------------
INDUSTRIALS - 13.5%
CAPITAL GOODS - 0.8%
AEROSPACE & DEFENSE - 0.1%
Lockheed Martin Corp.                                          -                  -        139,000                  -       139,000
                                                    --------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
Johnson Electric Holdings Ltd.                           467,840             96,651         39,728                  -       604,219
                                                    --------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.1%
General Electric Co.                                           -                  -        119,105                  -       119,105
                                                    --------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 2.2%
DIVERSIFIED COMMERCIAL SERVICES - 1.4%
Park24 Co., Ltd.                                         149,141             30,857         10,286                  -       190,284
Secom Co., Ltd.                                          934,231            196,680         73,755                  -     1,204,666
                                                    --------------------------------------------------------------------------------
                                                       1,083,372            227,537         84,041                  -     1,394,950
                                                    --------------------------------------------------------------------------------
EMPLOYMENT SERVICES - 0.8%
Capita Group PLC                                         603,178            121,051         53,329                  -       777,558
                                                    --------------------------------------------------------------------------------
TRANSPORTATION - 10.5%
AIR FREIGHT & COURIERS - 0.9%
TNT Post Group N.V.                                      731,733            147,943         65,468                  -       945,144
                                                    --------------------------------------------------------------------------------
AIRPORT SERVICES - 0.8%
British Airport Authority PLC                            587,096            120,764         49,968                  -       757,828
                                                    --------------------------------------------------------------------------------
HIGHWAYS & RAIL INFRASTRUCTURE - 8.8%
Autopistas Concesionaria Espanola SA                           -                  -              -          1,394,367     1,394,367
Autoroutes du Sud de la France                                 -                  -              -          1,363,381     1,363,381
Bristo-Auto Estradas de Portugal SA                            -                  -              -          1,412,959     1,412,959
Concessioni e Costruzioni Autostrade                   1,006,612            204,675         84,322          2,246,158     3,541,767
Jiangsu Expressway Co., Ltd., Class H                          -                  -              -          1,089,751     1,089,751
                                                    --------------------------------------------------------------------------------
                                                       1,006,612            204,675         84,322          7,506,616     8,802,225
                                                    --------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 4.4%
SOFTWARE & SERVICES - 1.3%
APPLICATION SOFTWARE - 1.2%
Dassault Systemes SA                                     476,339             97,634         42,649                  -       616,622
SAP AG                                                   416,451             89,239         39,365                  -       545,055
                                                    --------------------------------------------------------------------------------
                                                         892,790            186,873         82,014                  -     1,161,677
                                                    --------------------------------------------------------------------------------
SYSTEMS SOFTWARE - 0.1%
Microsoft Corp.(a)                                             -                  -        109,400                  -       109,400
                                                    --------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
COMPUTER STORAGE & PERIPHERALS - 0.0%
EMC Corp. (a)                                                  -                  -         29,445                  -        29,445
                                                    --------------------------------------------------------------------------------
NETWORKING EQUIPMENT - 0.1%
Cisco Systems, Inc. (a)                                        -                  -         97,650                  -        97,650
                                                    --------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.3%
Canon, Inc.                                              984,906            189,405         75,762                  -     1,250,073
                                                    --------------------------------------------------------------------------------
SEMICONDUCTORS - 1.2%
Murata Manufacturing Co., Ltd.                           244,679             45,073         19,317                  -       309,069
Rohm Co., Ltd.                                           448,802             89,760         44,880                  -       583,442
STMicroelectronics N.V.                                  147,941             33,048         13,019                  -       194,008
Texas Instruments, Inc.                                        -                  -         94,800                  -        94,800
                                                    --------------------------------------------------------------------------------
                                                         841,422            167,881        172,016                  -     1,181,319
                                                    --------------------------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

    COLONIAL            COLONIAL        COLONIAL          STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL    GLOBAL EQUITY   GLOBAL UTILITIES
   FOR GROWTH        HORIZONS FUND        FUND              FUND
    SHARES OR          SHARES OR        SHARES OR         SHARES OR        PRO FORMA
       PAR                PAR              PAR               PAR           COMBINED
                                                                                      TELECOMMUNICATIONS EQUIPMENT - 0.5%
     25,300               5,153           2,310                  -          32,763    Nokia Oyj

                                                                                      MATERIALS - 1.1%
                                                                                      INDUSTRIAL GAS - 1.1%
      5,505               1,133             469                  -           7,107    L'Air Liquide SA

                                                                                      TELECOMMUNICATION SERVICES - 5.5%
                                                                                      DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
                                                                                      INTEGRATED TELECOMMUNICATION SERVICES - 3.9%
          -                   -               -             53,100          53,100    AT&T Corp.
          -                   -               -             25,600          25,600    BellSouth Corp.
          -                   -               -            126,700         126,700    Qwest Communications International, Inc.
          -                   -               -             35,539          35,539    SBC Communications, Inc., Class A
          -                   -               -             25,900          25,900    Verizon Communications
          -                   -               -             60,388          60,388    World Com, Inc., - MCI Group (c)
          -                   -               -             98,800          98,800    World Com, Inc., - World Com Group (a) (c)

                                                                                      WIRELESS TELECOMMUNICATION SERVICES - 1.6%
        190                  40              20                  -             250    NTT DoCoMo, Inc.
     60,255              14,128           5,824                  -          80,207    Telecom Italia Mobile S.p.A.
    350,939              73,552          30,555                  -         455,046    Vodafone Group PLC

                                                                                      UTILITIES - 39.4%
                                                                                      ELECTRIC UTILITIES - 16.8%
          -                   -               -             32,500          32,500    Allegheny Energy, Inc.
          -                   -               -              5,000           5,000    American Electric Power Co., Inc.
          -                   -               -          2,500,000       2,500,000    Beijing Datang Power Generation Co., Ltd.,
                                                                                       Class H
          -                   -               -             37,400          37,400    CMS Energy Corp.
          -                   -               -             88,700          88,700    Edison International
          -                   -               -             21,100          21,100    Exelon Corp.
          -                   -               -             16,000          16,000    FPL Group, Inc.
          -                   -               -             12,300          12,300    FirstEnergy Corp.
          -                   -               -          3,500,000       3,500,000    Huaneng Power International, Inc.
          -                   -               -             27,400          27,400    Northeast Utilities
          -                   -               -             68,000          68,000    PG&E Corp. (a)
          -                   -               -             37,000          37,000    PNM Resources, Inc.
          -                   -               -             19,500          19,500    Pinnacle West Capital Corp.
          -                   -               -             33,300          33,300    Potomac Electric Power Co.
          -                   -               -              9,000           9,000    Public Service Enterprise Group, Inc.
          -                   -               -            135,000         135,000    Scottish & Southern Energy PLC
          -                   -               -              7,700           7,700    TXU Corp.
          -                   -               -             64,800          64,800    Xcel Energy, Inc.

                                                                                      GAS UTILITIES - 14.7%
          -                   -               -             25,900          25,900    El Paso Corp.
          -                   -               -            100,000         100,000    Enagas
          -                   -               -             55,000          55,000    Gas Natural SDG SA
    326,330              69,400          28,240          1,650,000       2,073,970    Hong Kong & China Gas Co., Ltd.
     72,300              14,900           6,200            200,000         293,400    Italgas S.p.A.
          -                   -           4,000                  -           4,000    Kinder Morgan, Inc.
          -                   -               -            400,000         400,000    Lattice Group PLC
    182,000              37,000          16,000            600,000         835,000    Osaka Gas Co., Ltd.
          -                   -               -            535,000         535,000    Snam Rete Gas S.p.A.
          -                   -               -            600,000         600,000    Tokyo Gas Co., Ltd. (a)

                                                                                      MULTI-UTILITIES - 6.9%
          -                   -               -             22,100          22,100    Auqila, Inc.
          -                   -               -             58,200          58,200    Calpine Corp.
          -                   -               -             39,400          39,400    Duke Energy Corp.
          -                   -               -          1,130,000       1,130,000    Energy East Corp.
          -                   -               -             20,000          20,000    E.On AG
          -                   -               -             27,000          27,000    RWE AG

                                                         COLONIAL          COLONIAL      COLONIAL          STEIN ROE
                                                    INTERNATIONAL FUND  INTERNATIONAL  GLOBAL EQUITY   GLOBAL UTILITIES
                                                        FOR GROWTH      HORIZONS FUND      FUND              FUND        PRO FORMA
                                                          VALUE             VALUE          VALUE             VALUE       COMBINED
TELECOMMUNICATIONS EQUIPMENT - 0.5%
Nokia Oyj                                                371,778             75,722         33,945                  -       481,445
                                                    --------------------------------------------------------------------------------
MATERIALS - 1.1%
INDUSTRIAL GAS - 1.1%
L'Air Liquide SA                                         850,374            175,010         72,472                  -     1,097,856
                                                    --------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 5.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
INTEGRATED TELECOMMUNICATION SERVICES - 3.9%
AT&T Corp.                                                     -                  -              -            568,170       568,170
BellSouth Corp.                                                -                  -              -            806,400       806,400
Qwest Communications International, Inc.                       -                  -              -            354,760       354,760
SBC Communications, Inc., Class A                              -                  -              -          1,083,940     1,083,940
Verizon Communications                                         -                  -              -          1,039,885     1,039,885
World Com, Inc., - MCI Group (c)                               -                  -              -              6,878         6,878
World Com, Inc., - World Com Group (a) (c)                     -                  -              -             11,253        11,253
                                                    --------------------------------------------------------------------------------
                                                               -                  -              -          3,871,286     3,871,286
                                                    --------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
NTT DoCoMo, Inc.                                         468,704             98,675         49,337                  -       616,716
Telecom Italia Mobile S.p.A.                             247,945             58,136         23,965                  -       330,046
Vodafone Group PLC                                       478,930            100,377         41,699                  -       621,006
                                                    --------------------------------------------------------------------------------
                                                       1,195,579            257,188        115,001                  -     1,567,768
                                                    --------------------------------------------------------------------------------
UTILITIES - 39.4%
ELECTRIC UTILITIES - 16.8%
Allegheny Energy, Inc.                                         -                  -              -            836,875       836,875
American Electric Power Co., Inc.                              -                  -              -            200,100       200,100
Beijing Datang Power Generation Co., Ltd., Class H             -                  -              -          1,113,789     1,113,789
CMS Energy Corp.                                               -                  -              -            410,652       410,652
Edison International                                           -                  -              -          1,507,900     1,507,900
Exelon Corp.                                                   -                  -              -          1,103,530     1,103,530
FPL Group, Inc.                                                -                  -              -            959,840       959,840
FirstEnergy Corp.                                              -                  -              -            410,574       410,574
Huaneng Power International, Inc.                              -                  -              -          2,871,813     2,871,813
Northeast Utilities                                            -                  -              -            515,394       515,394
PG&E Corp. (a)                                                 -                  -              -          1,216,520     1,216,520
PNM Resources, Inc.                                            -                  -              -            895,400       895,400
Pinnacle West Capital Corp.                                    -                  -              -            770,250       770,250
Potomac Electric Power Co.                                     -                  -              -            715,284       715,284
Public Service Enterprise Group, Inc.                          -                  -              -            389,700       389,700
Scottish & Southern Energy PLC                                 -                  -              -          1,341,072     1,341,072
TXU Corp.                                                      -                  -              -            396,935       396,935
Xcel Energy, Inc.                                              -                  -              -          1,086,696     1,086,696
                                                    --------------------------------------------------------------------------------
                                                               -                  -              -         16,742,324    16,742,324
                                                    --------------------------------------------------------------------------------
GAS UTILITIES - 14.7%
El Paso Corp.                                                  -                  -              -            533,799       533,799
Enagas                                                         -                  -              -            632,609       632,609
Gas Natural SDG SA                                             -                  -              -          1,063,437     1,063,437
Hong Kong & China Gas Co., Ltd.                          433,018             92,089         37,473          2,189,437     2,752,017
Italgas S.p.A.                                           806,502            166,209         69,161          2,230,988     3,272,860
Kinder Morgan, Inc.                                            -                  -        152,080                  -       152,080
Lattice Group PLC                                              -                  -              -          1,048,128     1,048,128
Osaka Gas Co., Ltd.                                      433,750             88,180         38,132          1,429,945     1,990,007
Snam Rete Gas S.p.A.                                           -                  -              -          1,586,133     1,586,133
Tokyo Gas Co., Ltd. (a)                                        -                  -              -          1,670,778     1,670,778
                                                    --------------------------------------------------------------------------------
                                                       1,673,270            346,478        296,846         12,385,254    14,701,848
                                                    --------------------------------------------------------------------------------
MULTI-UTILITIES - 6.9%
Auqila, Inc.                                                   -                  -              -            176,800       176,800
Calpine Corp.                                                  -                  -              -            409,146       409,146
Duke Energy Corp.                                              -                  -              -          1,225,340     1,225,340
Energy East Corp.                                              -                  -              -          1,130,000     1,130,000
E.On AG                                                        -                  -              -          1,170,029     1,170,029
RWE AG                                                         -                  -              -          1,069,535     1,069,535

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

    COLONIAL            COLONIAL        COLONIAL          STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL    GLOBAL EQUITY   GLOBAL UTILITIES
   FOR GROWTH        HORIZONS FUND        FUND              FUND
    SHARES OR          SHARES OR        SHARES OR         SHARES OR        PRO FORMA
       PAR                PAR              PAR               PAR           COMBINED
          -                   -               -             56,200          56,200    The Williams Cos., Inc.
          -                   -               -             15,000          15,000    Vivendi Environment
          -                   -               -             58,000          58,000    Westar Energy, Inc.

                                                                                      WATER UTILITIES - 1.0%
          -                   -               -             90,000          90,000    Severn Trent Water PLC

                                                                                      Total Common Stocks - 97.3%
                                                                                        (cost $107,458,243)

                                                                                      CORPORATE BOND - 0.2%
                                                                                      BANKING & FINANCIAL SERVICES - 0.2%
                                                                                      FINANCE COMPANIES - 0.2%
    496,375                   -               -                NZD         496,375    Bil Finance Ltd., 8.19% 10/15/03
                                                                                        (cost $567,550)

                                                                                      WARRANTS - 0.0% (A)
                                                                                      FINANCIALS - 0.0%
                                                                                      BANKS - 0.0%
     12,000                   -               -                  -          12,000    Siam Commercial Bank expires 6/22/04 (b)
                                                                                        (cost $0)

                                                                                      SHORT-TERM OBLIGATION - 2.9%
                                                                                      Repurchase agreement with SBC Warburg Ltd.,
                                                                                      dated 6/28/02, due 07/01/02 at 1.900%,
                                                                                      collateralized by U.S. Treasury Bonds and
                                                                                      Notes with various maturities to 2027, market
                                                                                      value $2,978,294
                                                                                      (repurchase proceeds $2,910,461)
    985,000             686,000         157,000          1,082,000       2,910,000    (cost $2,910,000)

                                                                                      TOTAL INVESTMENTS - 100.4% (COST $110,935,793)

                                                                                      OTHER ASSETS & LIABILITIES, NET - (0.4)%
                                                                                      NET ASSETS - 100.0%

                                                         COLONIAL          COLONIAL      COLONIAL          STEIN ROE
                                                    INTERNATIONAL FUND  INTERNATIONAL  GLOBAL EQUITY   GLOBAL UTILITIES
                                                        FOR GROWTH      HORIZONS FUND      FUND              FUND        PRO FORMA
                                                          VALUE             VALUE          VALUE             VALUE       COMBINED
The Williams Cos., Inc.                                        -                  -              -            336,638       336,638
Vivendi Environment                                            -                  -              -            464,789       464,789
Westar Energy, Inc.                                            -                  -              -            890,300       890,300
                                                    --------------------------------------------------------------------------------
                                                               -                  -              -          6,872,577     6,872,577
                                                    --------------------------------------------------------------------------------
WATER UTILITIES - 1.0%
Severn Trent Water PLC                                         -                  -              -            992,583       992,583
                                                    --------------------------------------------------------------------------------

Total Common Stocks - 97.3% (cost $107,458,243)       35,893,968          7,252,486      5,464,281         48,370,640    96,981,375
                                                    --------------------------------------------------------------------------------
CORPORATE BOND - 0.2%
BANKING & FINANCIAL SERVICES - 0.2%
FINANCE COMPANIES - 0.2%
Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)         224,859                  -              -                  -       224,859
                                                    --------------------------------------------------------------------------------
WARRANTS - 0.0% (A)
FINANCIALS - 0.0%
BANKS - 0.0%
Siam Commercial Bank expires 6/22/04 (b) (cost $0)         1,243                  -              -                  -         1,243
                                                    --------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 2.9%
Repurchase agreement with SBC
Warburg Ltd., dated 6/28/02,
due 07/01/02 at 1.900%,
collateralized by U.S. Treasury
Bonds and Notes with various
maturities to 2027, market value $2,978,294
(repurchase proceeds $2,910,461)
(cost $2,910,000)                                        985,000            686,000        157,000          1,082,000     2,910,000
                                                    --------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4% (COST $110,935,793)
                                                    --------------------------------------------------------------------------------
                                                      37,105,070          7,938,486      5,621,281         49,452,640   100,117,477
OTHER ASSETS & LIABILITIES, NET - (0.4)%                  47,929            235,472        (42,885)          (653,146)     (412,630)
                                                    --------------------------------------------------------------------------------
NET ASSETS - 100.0%                                 $ 37,152,999        $ 8,173,958    $ 5,578,396       $ 48,799,494   $99,704,847
                                                    ================================================================================

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(C) As of June 30, 2002, the fund held shares of WorldCom, Inc, representing 0.2% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.


                                                                     % OF
SUMMARY OF SECURITIES BY COUNTRY           VALUE               TOTAL INVESTMENTS
                                           -----               -----------------
United States                          $  25,204,196                       25.2%
United Kingdom                            15,707,087                       15.7%
Japan                                     12,316,033                       12.3%
Italy                                      9,087,325                        9.1%
China                                      8,879,669                        8.9%
France                                     7,575,249                        7.6%
Spain                                      3,695,827                        3.7%
Switzerland                                3,411,880                        3.4%
Germany                                    3,336,087                        3.3%
Denmark                                    2,883,544                        2.9%
Ireland                                    2,136,690                        2.1%
Netherlands                                1,899,713                        1.9%
Australia                                  1,554,673                        1.5%
Portugal                                   1,412,959                        1.4%
Finland                                      481,445                        0.5%
Singapore                                    308,693                        0.3%
New Zealand                                  224,859                        0.2%
Thailand                                       1,243                        0.0%
Belgium                                          305                        0.0%
                                       -----------------------------------------
                                       $ 100,117,477                      100.0%
                                       =========================================



Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

 Acronym                              Name
   NZD                         New Zealand Dollars

Percentages are based on Net Assets of the Pro Forma combined.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL        COLONIAL
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
    FOR GROWTH       HORIZONS FUND       FUND
    SHARES OR          SHARES OR       SHARES OR     PRO FORMA
       PAR                PAR             PAR        COMBINED
                                                                  COMMON STOCKS - 95.5%
                                                                  CONSUMER DISCRETIONARY - 1.5%
                                                                  AUTOMOBILES & COMPONENTS - 1.5%
                                                                  AUTOMOBILE MANUFACTURERS - 1.5%
      7,000               1,500            600          9,100     Honda Motor Co. Ltd.
     11,100               2,300          1,000         14,400     Toyota Motor Corp.

                                                                  CONSUMER DURABLES & APPAREL - 4.4%
                                                                  APPAREL & ACCESSORIES - 2.5%
     10,200               2,058            900         13,158     Christian Dior SA
    100,813              20,959          8,683        130,455     Marks & Spencer PLC

                                                                  HOTELS, RESTAURANTS & LEISURE - 1.1%
                                                                  RESTAURANTS - 1.1%
     71,390              14,955          6,211         92,556     Compass Group PLC

                                                                  MEDIA - 0.7%
                                                                  BROADCASTING & CABLE TV - 0.2%
         --                  --         10,000         10,000     Liberty Media Corp., Class A (a)

                                                                  MOVIES & ENTERTAINMENT - 0.5%
         --                  --          7,000          7,000     AOL Time Warner (a)
         --                  --          3,000          3,000     Viacom, Inc., Class B (a)

                                                                  RETAILING - 0.1%
                                                                  HOME IMPROVEMENT RETAIL - 0.1%
         --                  --          2,000          2,000     Home Depot, Inc.

                                                                  CONSUMER STAPLES - 24.7%
                                                                  FOOD & DRUG RETAILING - 5.0%
                                                                  FOOD RETAIL - 5.0%
     14,234               2,364          1,150         17,748     Carrefour SA
     18,000               4,000          2,000         24,000     Seven-Eleven Japan Co., Ltd.
    137,426              27,553         12,248        177,227     Tesco PLC

                                                                  FOOD, BEVERAGE TOBACCO - 14.3%
                                                                  BREWERS - 3.3%
    215,189              41,396         18,123        274,708     Foster's Group Ltd.
     15,567               3,905          2,191         21,663     Heineken N.V. (a)

                                                                  DISTILLERS & VINTNERS - 2.6%
     79,600              16,000          7,100        102,700     Diageo PLC

                                                                  PACKAGED FOODS - 3.4%
     35,000                  --          3,100         38,100     Reckitt Benckiser PLC
     78,430              15,368          6,424        100,222     Unilever PLC

                                             COLONIAL           COLONIAL       COLONIAL
                                        INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
                                            FOR GROWTH       HORIZONS FUND       FUND        PRO FORMA
                                              VALUE              VALUE           VALUE       COMBINED
COMMON STOCKS - 95.5%
CONSUMER DISCRETIONARY - 1.5%
AUTOMOBILES & COMPONENTS - 1.5%
AUTOMOBILE MANUFACTURERS - 1.5%
Honda Motor Co. Ltd.                    $    284,484         $    60,961     $    24,384     $  369,829
Toyota Motor Corp.                           295,171              61,161          26,592        382,924
                                        ---------------------------------------------------------------
                                             579,655             122,122          50,976        752,753
                                        ---------------------------------------------------------------

CONSUMER DURABLES & APPAREL - 4.4%
APPAREL & ACCESSORIES - 2.5%
Christian Dior SA                            394,439              79,584          34,803        508,826
Marks & Spencer PLC                          575,376             119,621          49,557        744,554
                                        ---------------------------------------------------------------
                                             969,815             199,205          84,360      1,253,380
                                        ---------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 1.1%
RESTAURANTS - 1.1%
Compass Group PLC                            430,973              90,282          37,495        558,750
                                        ---------------------------------------------------------------

MEDIA - 0.7%
BROADCASTING & CABLE TV - 0.2%
Liberty Media Corp., Class A (a)                  --                  --         100,000        100,000
                                        ---------------------------------------------------------------

MOVIES & ENTERTAINMENT - 0.5%
AOL Time Warner (a)                               --                  --         102,970        102,970
Viacom, Inc., Class B (a)                         --                  --         133,110        133,110
                                        ---------------------------------------------------------------
                                                  --                  --         236,080        236,080
                                        ---------------------------------------------------------------

RETAILING - 0.1%
HOME IMPROVEMENT RETAIL - 0.1%
Home Depot, Inc.                                  --                  --          73,460         73,460
                                        ---------------------------------------------------------------

CONSUMER STAPLES - 24.7%
FOOD & DRUG RETAILING - 5.0%
FOOD RETAIL - 5.0%
Carrefour SA                                 773,432             128,453          62,487        964,372
Seven-Eleven Japan Co., Ltd.                 710,457             157,879          78,940        947,276
Tesco PLC                                    501,851             100,618          44,727        647,196
                                        ---------------------------------------------------------------
                                           1,985,740             386,950         186,154      2,558,844
                                        ---------------------------------------------------------------

FOOD, BEVERAGE TOBACCO - 14.3%
BREWERS - 3.3%
Foster's Group Ltd.                          572,393             110,112          48,206        730,711
Heineken N.V. (a)                            685,952             172,072          96,545        954,569
                                        ---------------------------------------------------------------
                                           1,258,345             282,184         144,751      1,685,280
                                        ---------------------------------------------------------------

DISTILLERS & VINTNERS - 2.6%
Diageo PLC                                 1,031,461             207,329          92,002      1,330,792
                                        ---------------------------------------------------------------

PACKAGED FOODS - 3.4%
Reckitt Benckiser PLC                        631,327             126,265          55,917        813,509
Unilever PLC                                 722,068             141,486          59,143        922,697
                                        ---------------------------------------------------------------
                                           1,353,395             267,751         115,060      1,736,206
                                        ---------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL        COLONIAL
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
    FOR GROWTH       HORIZONS FUND       FUND
    SHARES OR          SHARES OR       SHARES OR     PRO FORMA
       PAR                PAR             PAR        COMBINED
                                                                  SOFT DRINKS - 4.7%
      9,400               1,900            800         12,100     Ito En, Ltd.
      6,330               1,110            400          7,840     Nestle SA, Registered
         --                  --          2,000          2,000     PepsiCo., Inc.

                                                                  TOBACCO - 0.3%
         --                  --          3,000          3,000     Philip Morris Companies, Inc.

                                                                  HOUSEHOLD & PERSONAL PRODUCTS - 5.4%
                                                                  HOUSEHOLD PRODUCTS - 2.3%
     38,000               8,000          4,000         50,000     Kao Corp.

                                                                  PERSONAL PRODUCTS - 3.1%
      3,600                 700            300          4,600     Beiersdorf AG
     10,008               2,060            853         12,921     L'Oreal SA

                                                                  ENERGY - 1.9%
                                                                  INTEGRATED OIL & GAS - 1.6%
     76,274              15,622          6,829         98,725     British Petroleum Ltd.

         --                  --          3,800          3,800     OIL & GAS DRILLING - 0.2%
                                                                  Ensco International, Inc.

                                                                  OIL & GAS EQUIPMENT & Services - 0.1%
         --                  --          2,000          2,000     BJ Services Co. (a)

                                                                  FINANCIALS - 15.5%
                                                                  BANKS - 7.7%
     56,300              11,800          5,000         73,100     Anglo Irish Bank Corp. PLC (a)
     45,000               8,500          3,482         56,982     Banca Fideuram S.p.A.
     10,503               2,216            919         13,638     Banco Popular Espanol SA
     34,800               6,700          2,900         44,400     Commonwealth Bank Of Australia
     34,000               7,000          3,000         44,000     DBS Bank Ltd.
     37,000               7,085          4,132         48,217     Lloyds TSB Group PLC
     23,503               4,834          2,000         30,337     Royal Bank Of Scotland Group PLC

                                                                  DIVERSIFIED FINANCIALS - 3.3%
                                                                  DIVERSIFIED FINANCIAL SERVICES - 2.4%
     67,500              13,500          6,000         87,000     Bank of Ireland
         --                  --          4,000          4,000     Citigroup, Inc.
     30,555                  --             --         30,555     Fortis
        525                  --             --            525     Fortis Bank Nederland (a)

                                                                  MULTI-SECTOR HOLDINGS - 0.9%
     46,000              10,000          4,000         60,000     Hutchison Whampoa Ltd.

                                                                  INSURANCE - 4.5%
                                                                  LIFE & HEALTH INSURANCE - 2.0%
     53,900              11,200          4,700         69,800     Irish Life & Permanent PLC

                                                                  MULTI-LINE INSURANCE - 1.5%
      2,341                 395            204          2,940     Allianz AG
         --                  --          2,650          2,650     American International Group, Inc.

                                                                  REINSURANCE - 1.0%
      1,661                 347            174          2,182     Muenchener Rueckversicherungs - Registered Shares

                                                             COLONIAL           COLONIAL       COLONIAL
                                                        INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
                                                            FOR GROWTH       HORIZONS FUND       FUND        PRO FORMA
                                                              VALUE              VALUE           VALUE       COMBINED
SOFT DRINKS - 4.7%
Ito En, Ltd.                                                 356,867              72,133          30,372        459,372
Nestle SA, Registered                                      1,483,026             260,057          93,714      1,836,797
PepsiCo., Inc.                                                    --                  --          96,400         96,400
                                                        ---------------------------------------------------------------
                                                           1,839,893             332,190         220,486      2,392,569
                                                        ---------------------------------------------------------------

TOBACCO - 0.3%
Philip Morris Companies, Inc.                                     --                  --         131,040        131,040
                                                        ---------------------------------------------------------------

HOUSEHOLD & PERSONAL PRODUCTS - 5.4%
HOUSEHOLD PRODUCTS - 2.3%
Kao Corp.                                                    877,033             184,638          92,319      1,153,990
                                                        ---------------------------------------------------------------

PERSONAL PRODUCTS - 3.1%
Beiersdorf AG                                                435,524              84,685          36,294        556,503
L'Oreal SA                                                   783,951             161,365          66,818      1,012,134
                                                        ---------------------------------------------------------------
                                                           1,219,475             246,050         103,112      1,568,637
                                                        ---------------------------------------------------------------
ENERGY - 1.9%
INTEGRATED OIL & GAS - 1.6%
British Petroleum Ltd.                                       640,319             131,146          57,329        828,794
                                                        ---------------------------------------------------------------

OIL & GAS DRILLING - 0.2%
Ensco International, Inc.                                         --                  --         103,588        103,588
                                                        ---------------------------------------------------------------

OIL & GAS EQUIPMENT & Services - 0.1%
BJ Services Co. (a)                                               --                  --          67,760         67,760
                                                        ---------------------------------------------------------------

FINANCIALS - 15.5%
BANKS - 7.7%
Anglo Irish Bank Corp. PLC (a)                               364,532              76,403          32,374        473,309
Banca Fideuram S.p.A.                                        281,551              53,182          21,786        356,519
Banco Popular Espanol SA                                     466,246              98,372          40,796        605,414
Commonwealth Bank Of Australia                               645,808             124,337          53,817        823,962
DBS Bank Ltd.                                                238,536              49,110          21,047        308,693
Lloyds TSB Group PLC                                         370,041              70,858          41,325        482,224
Royal Bank Of Scotland Group PLC                             669,351             137,669          56,959        863,979
                                                        ---------------------------------------------------------------
                                                           3,036,065             609,931         268,104      3,914,100
                                                        ---------------------------------------------------------------

DIVERSIFIED FINANCIALS - 3.3%
DIVERSIFIED FINANCIAL SERVICES - 2.4%
Bank of Ireland                                              845,990             169,198          75,199      1,090,387
Citigroup, Inc.                                                   --                  --         155,000        155,000
Fortis                                                           303                  --              --            303
Fortis Bank Nederland (a)                                          2                  --              --              2
                                                        ---------------------------------------------------------------
                                                             846,295             169,198         230,199      1,245,692
                                                        ---------------------------------------------------------------

MULTI-SECTOR HOLDINGS - 0.9%
Hutchison Whampoa Ltd.                                       343,528              74,680          29,872        448,080
                                                        ---------------------------------------------------------------

INSURANCE - 4.5%
LIFE & HEALTH INSURANCE - 2.0%
Irish Life & Permanent PLC                                   782,963             162,693          68,273      1,013,929
                                                        ---------------------------------------------------------------

MULTI-LINE INSURANCE - 1.5%
Allianz AG                                                   470,743              79,429          41,022        591,194
American International Group, Inc.                                --                  --         180,809        180,809
                                                        ---------------------------------------------------------------
                                                             470,743              79,429         221,831        772,003
                                                        ---------------------------------------------------------------

REINSURANCE - 1.0%
Muenchener Rueckversicherungs - Registered Shares            394,448              82,404          41,321        518,173
                                                        ---------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL        COLONIAL
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
    FOR GROWTH       HORIZONS FUND       FUND
    SHARES OR          SHARES OR       SHARES OR     PRO FORMA
       PAR                PAR             PAR        COMBINED
                                                                  HEALTH CARE - 17.4%
                                                                  HEALTH CARE EQUIPMENT & SERVICES - 2.7%
                                                                  HEALTH CARE EQUIPMENT - 0.3%
         --                  --          3,200          3,200     Medtronic, Inc.

                                                                  HEALTH CARE FACILITIES - 0.3%
         --                  --          3,000          3,000     HCA, Inc.

                                                                  HEALTH CARE SUPPLIES - 2.1%
    147,600              29,600         13,100        190,300     Smith & Nephew PLC

                                                                  PHARMACEUTICALS & BIOTECHNOLOGY - 14.7%
                                                                  BIOTECHNOLOGY - 1.8%
     32,338               6,642          2,896         41,876     GlaxoSmithKline PLC

                                                                  PHARMACEUTICALS - 12.9%
     11,740               2,468          1,009         15,217     Altana AG (a)
     10,808               1,981            945         13,734     AstraZenca Group PLC
      8,889               1,700            531         11,120     Aventis SA  (France)
         --                  --            120            120     Aventis SA  (Germany)
     16,680               2,360          1,400         20,440     Novartis, Registered
         --                  --          4,000          4,000     Pfizer, Inc.
      4,100                 800            300          5,200     Roche Holding AG Genusscheine (a)
      6,982               1,472            611          9,065     Sanofi-Synthelabo SA
     11,600               2,920          1,394         15,914     Schering AG
        333                  85             --            418     Serono SA
     21,000               4,000          2,000         27,000     Takeda Chemical Industries Ltd.

                                                                  INDUSTRIALS - 11.8%
                                                                  CAPITAL GOODS - 1.7%
                                                                  AEROSPACE & DEFENSE - 0.3%
         --                  --          2,000          2,000     Lockheed Martin Corp.

                                                                  ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
    394,500              96,651         33,500        524,651     Johnson Electric Holdings Ltd.

                                                                  INDUSTRIAL CONGLOMERATES - 0.2%
         --                  --          4,100          4,100     General Electric Co.

                                                                  COMMERCIAL SERVICES & SUPPLIES - 4.2%
                                                                  DIVERSIFIED COMMERCIAL SERVICES - 2.7%
      8,700               1,800            600         11,100     Park24 Co., Ltd.
     19,000               4,000          1,500         24,500     Secom Co., Ltd.

                                                                  EMPLOYMENT SERVICES - 1.5%
    125,852              25,257         11,127        162,236     Capita Group PLC

                                                                  TRANSPORTATION - 5.9%
                                                                  AIR FREIGHT & COURIERS - 1.9%
     32,268               6,524          2,887         41,679     TNT Post Group N.V.

                                                                  AIRPORT SERVICES - 1.5%
     63,929              13,150          5,441         82,520     British Airport Authority PLC

                                                                  HIGHWAYS & RAIL INFRASTRUCTURE - 2.5%
    121,000              24,603         10,136        155,739     Concessioni e Costruzioni Autostrade

                                                COLONIAL           COLONIAL       COLONIAL
                                           INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
                                               FOR GROWTH       HORIZONS FUND       FUND        PRO FORMA
                                                 VALUE              VALUE           VALUE       COMBINED
HEALTH CARE - 17.4%
HEALTH CARE EQUIPMENT & SERVICES - 2.7%
HEALTH CARE EQUIPMENT - 0.3%
Medtronic, Inc.                                      --                  --         137,120        137,120
                                           ---------------------------------------------------------------

HEALTH CARE FACILITIES - 0.3%
HCA, Inc.                                            --                  --         142,500        142,500
                                           ---------------------------------------------------------------

HEALTH CARE SUPPLIES - 2.1%
Smith & Nephew PLC                              821,298             164,705          72,893      1,058,896
                                           ---------------------------------------------------------------

PHARMACEUTICALS & BIOTECHNOLOGY - 14.7%
BIOTECHNOLOGY - 1.8%
GlaxoSmithKline PLC                             702,113             144,209          62,877        909,199
                                           ---------------------------------------------------------------

PHARMACEUTICALS - 12.9%
Altana AG (a)                                   593,681             124,804          51,024        769,509
AstraZenca Group PLC                            446,507              81,840          39,040        567,387
Aventis SA  (France)                            632,396             120,944          37,777        791,117
Aventis SA  (Germany)                                --                  --           8,458          8,458
Novartis, Registered                            737,091             104,289          61,866        903,246
Pfizer, Inc.                                         --                  --         140,000        140,000
Roche Holding AG Genusscheine (a)               311,424              60,766          22,787        394,977
Sanofi-Synthelabo SA                            426,457              89,909          37,320        553,686
Schering AG                                     728,650             183,419          87,564        999,633
Serono SA                                       220,561              56,299              --        276,860
Takeda Chemical Industries Ltd.                 923,694             175,942          87,971      1,187,607
                                           ---------------------------------------------------------------
                                              5,020,461             998,212         573,807      6,592,480
                                           ---------------------------------------------------------------

INDUSTRIALS - 11.8%
CAPITAL GOODS - 1.7%
AEROSPACE & DEFENSE - 0.3%
Lockheed Martin Corp.                                --                  --         139,000        139,000
                                           ---------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Johnson Electric Holdings Ltd.                  467,840              96,651          39,728        604,219
                                           ---------------------------------------------------------------

INDUSTRIAL CONGLOMERATES - 0.2%
General Electric Co.                                 --                  --         119,105        119,105
                                           ---------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES - 4.2%
DIVERSIFIED COMMERCIAL SERVICES - 2.7%
Park24 Co., Ltd.                                149,141              30,857          10,286        190,284
Secom Co., Ltd.                                 934,231             196,680          73,755      1,204,666
                                           ---------------------------------------------------------------
                                              1,083,372             227,537          84,041      1,394,950
                                           ---------------------------------------------------------------

EMPLOYMENT SERVICES - 1.5%
Capita Group PLC                                603,178             121,051          53,329        777,558
                                           ---------------------------------------------------------------

TRANSPORTATION - 5.9%
AIR FREIGHT & COURIERS - 1.9%
TNT Post Group N.V.                             731,733             147,943          65,468        945,144
                                           ---------------------------------------------------------------

AIRPORT SERVICES - 1.5%
British Airport Authority PLC                   587,096             120,764          49,968        757,828
                                           ---------------------------------------------------------------

HIGHWAYS & RAIL INFRASTRUCTURE - 2.5%
Concessioni e Costruzioni Autostrade          1,006,612             204,675          84,322      1,295,609

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL        COLONIAL
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
    FOR GROWTH       HORIZONS FUND       FUND
    SHARES OR          SHARES OR       SHARES OR     PRO FORMA
       PAR                PAR             PAR        COMBINED
                                                                  INFORMATION TECHNOLOGY - 8.4%
                                                                  SOFTWARE & SERVICES - 2.5%
                                                                  APPLICATION SOFTWARE - 2.3%
     10,387               2,129            930         13,446     Dassault Systemes SA
      4,200                 900            397          5,497     SAP AG

                                                                  SYSTEMS SOFTWARE - 0.2%
         --                  --          2,000          2,000     Microsoft Corp.(a)

                                                                  TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
                                                                  COMPUTER STORAGE & PERIPHERALS - 0.1%
         --                  --          3,900          3,900     EMC Corp. (a)

                                                                  NETWORKING EQUIPMENT - 0.2%
         --                  --          7,000          7,000     Cisco Systems, Inc. (a)

                                                                  OFFICE ELECTRONICS - 2.4%
     26,000               5,000          2,000         33,000     Canon, Inc.

                                                                  SEMICONDUCTORS - 2.3%
      3,800                 700            300          4,800     Murata Manufacturing Co., Ltd.
      3,000                 600            300          3,900     Rohm Co., Ltd.
      5,909               1,320            520          7,749     STMicroelectronics N.V.
         --                  --          4,000          4,000     Texas Instruments, Inc.

                                                                  TELECOMMUNICATIONS EQUIPMENT - 0.9%
     25,300               5,153          2,310         32,763     Nokia Oyj

                                                                  MATERIALS - 2.2%
                                                                  INDUSTRIAL GAS - 2.2%
      5,505               1,133            469          7,107     L'Air Liquide SA

                                                                  TELECOMMUNICATION SERVICES - 3.1%
                                                                  WIRELESS TELECOMMUNICATION SERVICES - 3.1%
        190                  40             20            250     NTT DoCoMo, Inc.
     60,255              14,128          5,824         80,207     Telecom Italia Mobile S.p.A.
    350,939              73,552         30,555        455,046     Vodafone Group PLC

                                                                  UTILITIES - 4.6%
                                                                  GAS UTILITIES - 4.6%
         --                  --             --                    El Paso Corp.
         --                  --             --                    Enagas
         --                  --             --                    Gas Natural SDG SA
    326,330              69,400         28,240        423,970     Hong Kong & China Gas Co., Ltd.
     72,300              14,900          6,200         93,400     Italgas S.p.A.
         --                  --          4,000          4,000     Kinder Morgan, Inc.
         --                  --             --                    Lattice Group PLC
    182,000              37,000         16,000        235,000     Osaka Gas Co., Ltd.
         --                  --             --                    Snam Rete Gas S.p.A.
         --                  --             --                    Tokyo Gas Co., Ltd. (a)

                                                                  Total Common Stocks - 95.5% (cost $54,424,501)

                                                                  CORPORATE BOND - 0.4%
                                                                  BANKING & FINANCIAL SERVICES - 0.4%
                                                                  FINANCE COMPANIES - 0.4%
    496,375                  --             --        496,375     Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)

                                                           COLONIAL           COLONIAL       COLONIAL
                                                      INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
                                                          FOR GROWTH       HORIZONS FUND       FUND        PRO FORMA
                                                            VALUE              VALUE           VALUE       COMBINED
INFORMATION TECHNOLOGY - 8.4%
SOFTWARE & SERVICES - 2.5%
APPLICATION SOFTWARE - 2.3%
Dassault Systemes SA                                       476,339              97,634          42,649        616,622
SAP AG                                                     416,451              89,239          39,365        545,055
                                                      ---------------------------------------------------------------
                                                           892,790             186,873          82,014      1,161,677
                                                      ---------------------------------------------------------------
SYSTEMS SOFTWARE - 0.2%
Microsoft Corp.(a)                                              --                  --         109,400        109,400
                                                      ---------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
COMPUTER STORAGE & PERIPHERALS - 0.1%
EMC Corp. (a)                                                   --                  --          29,445         29,445
                                                      ---------------------------------------------------------------

NETWORKING EQUIPMENT - 0.2%
Cisco Systems, Inc. (a)                                         --                  --          97,650         97,650
                                                      ---------------------------------------------------------------

OFFICE ELECTRONICS - 2.4%
Canon, Inc.                                                984,906             189,405          75,762      1,250,073
                                                      ---------------------------------------------------------------

SEMICONDUCTORS - 2.3%
Murata Manufacturing Co., Ltd.                             244,679              45,073          19,317        309,069
Rohm Co., Ltd.                                             448,802              89,760          44,880        583,442
STMicroelectronics N.V.                                    147,941              33,048          13,019        194,008
Texas Instruments, Inc.                                         --                  --          94,800         94,800
                                                      ---------------------------------------------------------------
                                                           841,422             167,881         172,016      1,181,319
                                                      ---------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT - 0.9%
Nokia Oyj                                                  371,778              75,722          33,945        481,445
                                                      ---------------------------------------------------------------

MATERIALS - 2.2%
INDUSTRIAL GAS - 2.2%
L'Air Liquide SA                                           850,374             175,010          72,472      1,097,856
                                                      ---------------------------------------------------------------

TELECOMMUNICATION SERVICES - 3.1%
WIRELESS TELECOMMUNICATION SERVICES - 3.1%
NTT DoCoMo, Inc.                                           468,704              98,675          49,337        616,716
Telecom Italia Mobile S.p.A.                               247,945              58,136          23,965        330,046
Vodafone Group PLC                                         478,930             100,377          41,699        621,006
                                                      ---------------------------------------------------------------
                                                         1,195,579             257,188         115,001      1,567,768
                                                      ---------------------------------------------------------------

UTILITIES - 4.6%
GAS UTILITIES - 4.6%
El Paso Corp.                                                   --                  --               -
Enagas                                                          --                  --               -
Gas Natural SDG SA                                              --                  --               -
Hong Kong & China Gas Co., Ltd.                            433,018              92,089          37,473        562,580
Italgas S.p.A.                                             806,502             166,209          69,161      1,041,872
Kinder Morgan, Inc.                                             --                  --         152,080        152,080
Lattice Group PLC                                               --                  --               -
Osaka Gas Co., Ltd.                                        433,750              88,180          38,132        560,062
Snam Rete Gas S.p.A.                                            --                  --               -
Tokyo Gas Co., Ltd. (a)                                         --                  --               -
                                                      ---------------------------------------------------------------
                                                         1,673,270             346,478         296,846      2,316,594
                                                      ---------------------------------------------------------------

Total Common Stocks - 95.5% (cost $54,424,501)           5,893,968           7,252,486       5,464,281     48,610,735
                                                      ---------------------------------------------------------------

CORPORATE BOND - 0.4%
BANKING & FINANCIAL SERVICES - 0.4%
FINANCE COMPANIES - 0.4%
Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)           224,859                  --              --        224,859
                                                      ---------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL        COLONIAL
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
    FOR GROWTH       HORIZONS FUND       FUND
    SHARES OR          SHARES OR       SHARES OR     PRO FORMA
       PAR                PAR             PAR        COMBINED

                                                                  WARRANTS - 0.0% (A)
                                                                  FINANCIALS - 0.0%
                                                                  BANKS - 0.0%
     12,000                  --             --         12,000     Siam Commercial Bank expires 6/22/04 (b) (cost $0)

                                                                  SHORT-TERM OBLIGATION - 3.6%
                                                                  Repurchase agreement with SBC
                                                                  Warburg Ltd., dated 6/28/02,
                                                                  due 07/01/02 at 1.900%,
                                                                  collateralized by U.S. Treasury
                                                                  Bonds and Notes with various
                                                                  maturities to 2027, market value $1,870,901
                                                                  (repurchase proceeds $1,828,290)
    985,000             686,000        157,000      1,828,000     (cost $1,828,000)

                                                                  TOTAL INVESTMENTS - 99.5% (COST $56,820,051)

                                                                  OTHER ASSETS & LIABILITIES, NET - 0.5%
                                                                  NET ASSETS - 100.0%

                                                          COLONIAL           COLONIAL       COLONIAL
                                                     INTERNATIONAL FUND   INTERNATIONAL   GLOBAL EQUITY
                                                         FOR GROWTH       HORIZONS FUND       FUND        PRO FORMA
                                                           VALUE              VALUE           VALUE       COMBINED
WARRANTS - 0.0% (A)
FINANCIALS - 0.0%
BANKS - 0.0%
Siam Commercial Bank expires 6/22/04 (b) (cost $0)          1,243                  --              --           1,243
                                                     ----------------------------------------------------------------

SHORT-TERM OBLIGATION - 3.6%
Repurchase agreement with SBC
Warburg Ltd., dated 6/28/02,
due 07/01/02 at 1.900%,
collateralized by U.S. Treasury
Bonds and Notes with various
maturities to 2027, market value $1,870,901
(repurchase proceeds $1,828,290)
(cost $1,828,000)                                         985,000             686,000         157,000       1,828,000
                                                     ----------------------------------------------------------------

TOTAL INVESTMENTS - 99.5% (COST $56,820,051)
                                                     ----------------------------------------------------------------
                                                       37,105,070           7,938,486       5,621,281      50,664,837
OTHER ASSETS & LIABILITIES, NET - 0.5%                     47,929             235,472         (42,885)        240,516
                                                     ----------------------------------------------------------------
NET ASSETS - 100.0%                                  $ 37,152,999         $ 8,173,958     $ 5,578,396     $50,905,353
                                                     ================================================================

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                                                % OF
SUMMARY OF SECURITIES BY COUNTRY            VALUE         TOTAL INVESMENTS
                                        ------------      ----------------
United Kingdom                          $ 12,325,304                 24.3%
Japan                                      9,215,310                 18.2%
France                                     5,747,079                 11.3%
United States                              4,133,237                  8.2%
Switzerland                                3,411,880                  6.7%
Germany                                    3,336,087                  6.6%
Italy                                      3,024,046                  6.0%
Ireland                                    2,136,690                  4.2%
Netherlands                                1,899,713                  3.7%
China                                      1,614,879                  3.2%
Australia                                  1,554,673                  3.1%
Denmark                                      643,980                  1.3%
Spain                                        605,414                  1.2%
Finland                                      481,445                  1.0%
Singapore                                    308,693                  0.6%
New Zealand                                  224,859                  0.4%
Thailand                                       1,243                  0.0%
Belgium                                          305                  0.0%
                                        ----------------------------------
                                        $ 50,664,837                100.0%
                                        ==================================

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                            Name
NZD                         New Zealand Dollars

Percentages are based on Net Assets of the Pro Forma combined.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   INTERNATIONAL
    FOR GROWTH       HORIZONS FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
                                                 COMMON STOCKS - 95.2%
                                                 CONSUMER DISCRETIONARY - 1.5%
                                                 AUTOMOBILES & COMPONENTS - 1.5%
                                                 AUTOMOBILE MANUFACTURERS - 1.5%
      7,000               1,500          8,500   Honda Motor Co. Ltd.
     11,100               2,300         13,400   Toyota Motor Corp.

                                                 CONSUMER DURABLES & APPAREL - 3.8%
                                                 APPAREL & ACCESSORIES - 2.6%
     10,200               2,058         12,258   Christian Dior SA
    100,813              20,959        121,772   Marks & Spencer PLC

                                                 HOTELS, RESTAURANTS & LEISURE - 1.2%
                                                 RESTAURANTS - 1.2%
     71,390              14,955         86,345   Compass Group PLC

                                                 CONSUMER STAPLES - 25.2%
                                                 FOOD & DRUG RETAILING - 5.2%
                                                 FOOD RETAIL - 5.2%
     14,234               2,364         16,598   Carrefour SA
     18,000               4,000         22,000   Seven-Eleven Japan Co., Ltd.
    137,426              27,553        164,979   Tesco PLC

                                                 FOOD, BEVERAGES & TOBACCO - 14.5%
                                                 BREWERS - 3.4%
    215,189              41,396        256,585   Foster's Group Ltd.
     15,567               3,905         19,472   Heineken N.V. (a)

                                                 DISTILLERS & VINTNERS - 2.7%
     79,600              16,000         95,600   Diageo PLC

                                                 PACKAGED FOODS - 3.6%
     35,000                   -         35,000   Reckitt Benckiser PLC
     78,430              15,368         93,798   Unilever PLC

                                                 SOFT DRINKS - 4.8%
      9,400               1,900         11,300   Ito En, Ltd.

                                             COLONIAL           COLONIAL
                                        INTERNATIONAL FUND   INTERNATIONAL
                                            FOR GROWTH       HORIZONS FUND   PRO FORMA
                                              VALUE              VALUE       COMBINED
COMMON STOCKS - 95.2%
CONSUMER DISCRETIONARY - 1.5%
AUTOMOBILES & COMPONENTS - 1.5%
AUTOMOBILE MANUFACTURERS - 1.5%
Honda Motor Co. Ltd.                    $    284,484            $ 60,961     $   345,445
Toyota Motor Corp.                           295,171              61,161         356,332
                                        ------------------------------------------------
                                             579,655             122,122         701,777
                                        ------------------------------------------------

CONSUMER DURABLES & APPAREL - 3.8%
APPAREL & ACCESSORIES - 2.6%
Christian Dior SA                            394,439              79,584         474,023
Marks & Spencer PLC                          575,376             119,621         694,997
                                        ------------------------------------------------
                                             969,815             199,205       1,169,020
                                        ------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 1.2%
RESTAURANTS - 1.2%
Compass Group PLC                            430,973              90,282         521,255
                                        ------------------------------------------------

CONSUMER STAPLES - 25.2%
FOOD & DRUG RETAILING - 5.2%
FOOD RETAIL - 5.2%
Carrefour SA                                 773,432             128,453         901,885
Seven-Eleven Japan Co., Ltd.                 710,457             157,879         868,336
Tesco PLC                                    501,851             100,618         602,469
                                        ------------------------------------------------
                                           1,985,740             386,950       2,372,690
                                        ------------------------------------------------

FOOD, BEVERAGES & TOBACCO - 14.5%
BREWERS - 3.4%
Foster's Group Ltd.                          572,393             110,112         682,505
Heineken N.V. (a)                            685,952             172,072         858,024
                                        ------------------------------------------------
                                           1,258,345             282,184       1,540,529
                                        ------------------------------------------------

DISTILLERS & VINTNERS - 2.7%
Diageo PLC                                 1,031,461             207,329       1,238,790
                                        ------------------------------------------------

PACKAGED FOODS - 3.6%
Reckitt Benckiser PLC                        631,327             126,265         757,592
Unilever PLC                                 722,068             141,486         863,554
                                        ------------------------------------------------
                                           1,353,395             267,751       1,621,146
                                        ------------------------------------------------

SOFT DRINKS - 4.8%
Ito En, Ltd.                                 356,867              72,133         429,000

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   INTERNATIONAL
    FOR GROWTH       HORIZONS FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
      6,330               1,110          7,440   Nestle SA, Registered
         --                  --                  PepsiCo., Inc.

                                                 HOUSEHOLD & PERSONAL PRODUCTS - 5.5%
                                                 HOUSEHOLD PRODUCTS - 2.3%
     38,000               8,000         46,000   Kao Corp.

                                                 PERSONAL PRODUCTS - 3.2%
      3,600                 700          4,300   Beiersdorf AG
     10,008               2,060         12,068   L'Oreal SA

                                                 ENERGY - 1.7%
                                                 INTEGRATED OIL & GAS - 1.7%
     76,274              15,622         91,896   British Petroleum Ltd.

                                                 FINANCIALS - 15.5%
                                                 BANKS - 8.0%
     56,300              11,800         68,100   Anglo Irish Bank Corp. PLC (a)
     45,000               8,500         53,500   Banca Fideuram S.p.A.
     10,503               2,216         12,719   Banco Popular Espanol SA
     34,800               6,700         41,500   Commonwealth Bank Of Australia
     34,000               7,000         41,000   DBS Bank Ltd.
     37,000               7,085         44,085   Lloyds TSB Group PLC
     23,503               4,834         28,337   Royal Bank Of Scotland Group PLC

                                                 DIVERSIFIED FINANCIALS - 3.1%
                                                 DIVERSIFIED FINANCIAL SERVICES - 2.2%
     67,500              13,500         81,000   Bank of Ireland
         --                  --                  Citigroup, Inc.
     30,555                  --         30,555   Fortis
        525                  --            525   Fortis Bank Nederland (a)

                                                 MULTI-SECTOR HOLDINGS - 0.9%
     46,000              10,000         56,000   Hutchison Whampoa Ltd.

                                                 INSURANCE - 4.4%
                                                 LIFE & HEALTH INSURANCE - 2.1%
     53,900              11,200         65,100   Irish Life & Permanent PLC

                                                 MULTI-LINE INSURANCE - 1.2%
      2,341                 395          2,736   Allianz AG

                                                 REINSURANCE - 1.1%
      1,661                 347          2,008   Muenchener Rueckversicherungs - Registered Shares

                                                 HEALTH CARE - 17.4%
                                                 HEALTH CARE SUPPLIES - 2.2%
    147,600              29,600        177,200   Smith & Nephew PLC

                                                             COLONIAL           COLONIAL
                                                        INTERNATIONAL FUND   INTERNATIONAL
                                                            FOR GROWTH       HORIZONS FUND   PRO FORMA
                                                              VALUE              VALUE       COMBINED
Nestle SA, Registered                                      1,483,026             260,057       1,743,083
PepsiCo., Inc.                                                    --                  --
                                                        ------------------------------------------------
                                                           1,839,893             332,190       2,172,083
                                                        ------------------------------------------------

HOUSEHOLD & PERSONAL PRODUCTS - 5.5%
HOUSEHOLD PRODUCTS - 2.3%
Kao Corp.                                                    877,033             184,638       1,061,671
                                                        ------------------------------------------------

PERSONAL PRODUCTS - 3.2%
Beiersdorf AG                                                435,524              84,685         520,209
L'Oreal SA                                                   783,951             161,365         945,316
                                                        ------------------------------------------------
                                                           1,219,475             246,050       1,465,525
                                                        ------------------------------------------------
ENERGY - 1.7%
INTEGRATED OIL & GAS - 1.7%
British Petroleum Ltd.                                       640,319             131,146         771,465
                                                        ------------------------------------------------

FINANCIALS - 15.5%
BANKS - 8.0%
Anglo Irish Bank Corp. PLC (a)                               364,532              76,403         440,935
Banca Fideuram S.p.A.                                        281,551              53,182         334,733
Banco Popular Espanol SA                                     466,246              98,372         564,618
Commonwealth Bank Of Australia                               645,808             124,337         770,145
DBS Bank Ltd.                                                238,536              49,110         287,646
Lloyds TSB Group PLC                                         370,041              70,858         440,899
Royal Bank Of Scotland Group PLC                             669,351             137,669         807,020
                                                        ------------------------------------------------
                                                           3,036,065             609,931       3,645,996
                                                        ------------------------------------------------

DIVERSIFIED FINANCIALS - 3.1%
DIVERSIFIED FINANCIAL SERVICES - 2.2%
Bank of Ireland                                              845,990             169,198       1,015,188
Citigroup, Inc.                                                   --                  --
Fortis                                                           303                  --             303
Fortis Bank Nederland (a)                                          2                  --               2
                                                        ------------------------------------------------
                                                             846,295             169,198       1,015,493
                                                        ------------------------------------------------

MULTI-SECTOR HOLDINGS - 0.9%
Hutchison Whampoa Ltd.                                       343,528              74,680         418,208
                                                        ------------------------------------------------

INSURANCE - 4.4%
LIFE & HEALTH INSURANCE - 2.1%
Irish Life & Permanent PLC                                   782,963             162,693         945,656
                                                        ------------------------------------------------

MULTI-LINE INSURANCE - 1.2%
Allianz AG                                                   470,743              79,429         550,172
                                                        ------------------------------------------------

REINSURANCE - 1.1%
Muenchener Rueckversicherungs - Registered Shares            394,448              82,404         476,852
                                                        ------------------------------------------------

HEALTH CARE - 17.4%
HEALTH CARE SUPPLIES - 2.2%
Smith & Nephew PLC                                           821,298             164,705         986,003
                                                        ------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   INTERNATIONAL
    FOR GROWTH       HORIZONS FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
                                                 PHARMACEUTICALS & BIOTECHNOLOGY - 15.2%
                                                 BIOTECHNOLOGY - 1.9%
     32,338               6,642         38,980   GlaxoSmithKline PLC

                                                 PHARMACEUTICALS - 13.3%
     11,740               2,468         14,208   Altana AG (a)
     10,808               1,981         12,789   AstraZenca Group PLC
      8,889               1,700         10,589   Aventis SA  (France)
     16,680               2,360         19,040   Novartis, Registered
      4,100                 800          4,900   Roche Holding AG Genusscheine (a)
      6,982               1,472          8,454   Sanofi-Synthelabo SA
     11,600               2,920         14,520   Schering AG
        333                  85            418   Serono SA
     21,000               4,000         25,000   Takeda Chemical Industries Ltd.

                                                 INDUSTRIALS - 11.9%
                                                 CAPITAL GOODS - 1.2%
                                                 ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
    394,500              96,651        491,151   Johnson Electric Holdings Ltd.

                                                 COMMERCIAL SERVICES & SUPPLIES - 4.5%
                                                 DIVERSIFIED COMMERCIAL SERVICES - 2.9%
      8,700               1,800         10,500   Park24 Co., Ltd.
     19,000               4,000         23,000   Secom Co., Ltd.

                                                 EMPLOYMENT SERVICES - 1.6%
    125,852              25,257        151,109   Capita Group PLC

                                                 TRANSPORTATION - 6.2%
                                                 AIR FREIGHT & COURIERS - 1.9%
     32,268               6,524         38,792   TNT Post Group N.V.

                                                 AIRPORT SERVICES - 1.6%
     63,929              13,150         77,079   British Airport Authority PLC

                                                 HIGHWAYS & RAIL INFRASTRUCTURE - 2.7%
    121,000              24,603        145,603   Concessioni e Costruzioni Autostrade

                                                 INFORMATION TECHNOLOGY - 8.2%
                                                 SOFTWARE & SERVICES - 8.2%
                                                 APPLICATION SOFTWARE - 2.4%
     10,387               2,129         12,516   Dassault Systemes SA
      4,200                 900          5,100   SAP AG

                                                 OFFICE ELECTRONICS - 2.6%
     26,000               5,000         31,000   Canon, Inc.

                                                 SEMICONDUCTORS - 2.2%
      3,800                 700          4,500   Murata Manufacturing Co., Ltd.
      3,000                 600          3,600   Rohm Co., Ltd.
      5,909               1,320          7,229   STMicroelectronics N.V.
         --                  --                  Texas Instruments, Inc.

                                                COLONIAL           COLONIAL
                                           INTERNATIONAL FUND   INTERNATIONAL
                                               FOR GROWTH       HORIZONS FUND   PRO FORMA
                                                 VALUE              VALUE       COMBINED
PHARMACEUTICALS & BIOTECHNOLOGY - 15.2%
BIOTECHNOLOGY - 1.9%
GlaxoSmithKline PLC                             702,113             144,209      846,322
                                           ------------------------------------------------

PHARMACEUTICALS - 13.3%
Altana AG (a)                                   593,681             124,804         718,485
AstraZenca Group PLC                            446,507              81,840         528,347
Aventis SA  (France)                            632,396             120,944         753,340
Novartis, Registered                            737,091             104,289         841,380
Roche Holding AG Genusscheine (a)               311,424              60,766         372,190
Sanofi-Synthelabo SA                            426,457              89,909         516,366
Schering AG                                     728,650             183,419         912,069
Serono SA                                       220,561              56,299         276,860
Takeda Chemical Industries Ltd.                 923,694             175,942       1,099,636
                                           ------------------------------------------------
                                              5,020,461             998,212       6,018,673
                                           ------------------------------------------------

INDUSTRIALS - 11.9%
CAPITAL GOODS - 1.2%
ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Johnson Electric Holdings Ltd.                  467,840              96,651         564,491
                                           ------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES - 4.5%
DIVERSIFIED COMMERCIAL SERVICES - 2.9%
Park24 Co., Ltd.                                149,141              30,857         179,998
Secom Co., Ltd.                                 934,231             196,680       1,130,911
                                           ------------------------------------------------
                                              1,083,372             227,537       1,310,909
                                           ------------------------------------------------

EMPLOYMENT SERVICES - 1.6%
Capita Group PLC                                603,178             121,051         724,229
                                           ------------------------------------------------

TRANSPORTATION - 6.2%
AIR FREIGHT & COURIERS - 1.9%
TNT Post Group N.V.                             731,733             147,943         879,676
                                           ------------------------------------------------

AIRPORT SERVICES - 1.6%
British Airport Authority PLC                   587,096             120,764         707,860
                                           ------------------------------------------------

HIGHWAYS & RAIL INFRASTRUCTURE - 2.7%
Concessioni e Costruzioni Autostrade          1,006,612             204,675       1,211,287
                                           ------------------------------------------------

INFORMATION TECHNOLOGY - 8.2%
SOFTWARE & SERVICES - 8.2%
APPLICATION SOFTWARE - 2.4%
Dassault Systemes SA                            476,339              97,634         573,973
SAP AG                                          416,451              89,239         505,690
                                           ------------------------------------------------
                                                892,790             186,873       1,079,663
                                           ------------------------------------------------

OFFICE ELECTRONICS - 2.6%
Canon, Inc.                                     984,906             189,405       1,174,311
                                           ------------------------------------------------

SEMICONDUCTORS - 2.2%
Murata Manufacturing Co., Ltd.                  244,679              45,073         289,752
Rohm Co., Ltd.                                  448,802              89,760         538,562
STMicroelectronics N.V.                         147,941              33,048         180,989
Texas Instruments, Inc.                              --                   -
                                           ------------------------------------------------
                                                841,422             167,881       1,009,303
                                           ------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   INTERNATIONAL
    FOR GROWTH       HORIZONS FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
                                                 TELECOMMUNICATIONS EQUIPMENT - 1.0%
     25,300               5,153         30,453   Nokia Oyj

                                                 MATERIALS - 2.3%
                                                 INDUSTRIAL GAS - 2.3%
      5,505               1,133          6,638   L'Air Liquide SA

                                                 TELECOMMUNICATION SERVICES - 3.2%
                                                 WIRELESS TELECOMMUNICATION SERVICES - 3.2%
        190                  40            230   NTT DoCoMo, Inc.
     60,255              14,128         74,383   Telecom Italia Mobile S.p.A.
    350,939              73,552        424,491   Vodafone Group PLC

                                                 UTILITIES - 4.5%
                                                 GAS UTILITIES - 4.5%
    326,330              69,400        395,730   Hong Kong & China Gas Co., Ltd.
     72,300              14,900         87,200   Italgas S.p.A.
         --                  --                  Kinder Morgan, Inc.
         --                  --                  Lattice Group PLC
    182,000              37,000        219,000   Osaka Gas Co., Ltd.
         --                  --                  Snam Rete Gas S.p.A.
         --                  --                  Tokyo Gas Co., Ltd. (a)

                                                 Total Common Stocks - 95.2% (cost $47,769,667)

                                                 CORPORATE BOND - 0.5%
                                                 BANKING & FINANCIAL SERVICES - 0.5%
                                                 FINANCE COMPANIES - 0.5%
    496,375                  --        496,375   Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)

                                                 WARRANTS - 0.0% (A)
                                                 FINANCIALS - 0.0%
                                                 BANKS - 0.0%
     12,000                  --         12,000   Siam Commercial Bank expires 6/22/04 (b) (cost $0)

                                                 SHORT-TERM OBLIGATION - 3.7%
                                                 Repurchase agreement with SBC
                                                 Warburg Ltd., dated 6/28/02,
                                                 due 07/01/02 at 1.900%,
                                                 collateralized by U.S. Treasury
                                                 Bonds and Notes with various
                                                 maturities to 2027, market value $1,710,265
                                                 (repurchase proceeds $1,671,265)
    985,000             686,000      1,671,000   (cost $1,671,000)

                                                 TOTAL INVESTMENTS - 99.4% (COST $50,008,217)

                                                 OTHER ASSETS & LIABILITIES, NET - 0.6%
                                                 NET ASSETS - 100.0%

                                                          COLONIAL           COLONIAL
                                                     INTERNATIONAL FUND   INTERNATIONAL
                                                         FOR GROWTH       HORIZONS FUND   PRO FORMA
                                                           VALUE              VALUE       COMBINED

TELECOMMUNICATIONS EQUIPMENT - 1.0%
Nokia Oyj                                                 371,778              75,722         447,500
                                                     ------------------------------------------------

MATERIALS - 2.3%
INDUSTRIAL GAS - 2.3%
L'Air Liquide SA                                          850,374             175,010       1,025,384
                                                     ------------------------------------------------

TELECOMMUNICATION SERVICES - 3.2%
WIRELESS TELECOMMUNICATION SERVICES - 3.2%
NTT DoCoMo, Inc.                                          468,704              98,675         567,379
Telecom Italia Mobile S.p.A.                              247,945              58,136         306,081
Vodafone Group PLC                                        478,930             100,377         579,307
                                                     ------------------------------------------------
                                                        1,195,579             257,188       1,452,767
                                                     ------------------------------------------------

UTILITIES - 4.5%
GAS UTILITIES - 4.5%
Hong Kong & China Gas Co., Ltd.                           433,018              92,089         525,107
Italgas S.p.A.                                            806,502             166,209         972,711
Kinder Morgan, Inc.                                            --                  --
Lattice Group PLC                                              --                  --
Osaka Gas Co., Ltd.                                       433,750              88,180         521,930
Snam Rete Gas S.p.A.                                           --                  --
Tokyo Gas Co., Ltd. (a)                                        --                  --
                                                     ------------------------------------------------
                                                        1,673,270             346,478       2,019,748
                                                     ------------------------------------------------

Total Common Stocks - 95.2% (cost $47,769,667)         35,893,968           7,252,486      43,146,454
                                                     ------------------------------------------------

CORPORATE BOND - 0.5%
BANKING & FINANCIAL SERVICES - 0.5%
FINANCE COMPANIES - 0.5%
Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)          224,859                  --         224,859
                                                     ------------------------------------------------

WARRANTS - 0.0% (A)
FINANCIALS - 0.0%
BANKS - 0.0%
Siam Commercial Bank expires 6/22/04 (b) (cost $0)          1,243                  --           1,243
                                                     ------------------------------------------------

SHORT-TERM OBLIGATION - 3.7%
Repurchase agreement with SBC
Warburg Ltd., dated 6/28/02,
due 07/01/02 at 1.900%,
collateralized by U.S. Treasury
Bonds and Notes with various
maturities to 2027, market value $1,710,265
(repurchase proceeds $1,671,265)
(cost $1,671,000)                                         985,000             686,000       1,671,000
                                                     ------------------------------------------------

TOTAL INVESTMENTS - 99.4% (COST $50,008,217)
                                                     ------------------------------------------------
                                                       37,105,070           7,938,486      45,043,556
OTHER ASSETS & LIABILITIES, NET - 0.6%                     47,929             235,472         283,401
                                                     ------------------------------------------------
NET ASSETS - 100.0%                                  $ 37,152,999         $ 8,173,958    $ 45,326,957
                                                     ================================================

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                                                % OF
SUMMARY OF SECURITIES BY COUNTRY            VALUE         TOTAL INVESMENTS
                                        ------------      ----------------
United Kingdom                          $ 11,511,044                 25.6%
Japan                                      8,563,263                 19.0%
France                                     5,371,276                 11.9%
Switzerland                                3,233,513                  7.2%
Germany                                    3,039,497                  6.7%
Italy                                      2,824,812                  6.3%
Ireland                                    1,960,844                  4.4%
Netherlands                                1,737,700                  3.9%
United States                              1,671,000                  3.7%
China                                      1,507,806                  3.3%
Australia                                  1,452,650                  3.2%
Denmark                                      643,980                  1.4%
Spain                                        564,618                  1.3%
Finland                                      447,500                  1.0%
Singapore                                    287,646                  0.6%
New Zealand                                  224,859                  0.5%
Thailand                                       1,243                  0.0%
Belgium                                          305                  0.0%
                                        ----------------------------------
                                        $ 45,043,556                100.0%
                                        ==================================

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                            Name
NZD                         New Zealand Dollars

Percentages are based on Net Assets of the Pro Forma combined.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   GLOBAL EQUITY
    FOR GROWTH           FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
                                                 COMMON STOCKS - 96.8%
                                                 CONSUMER DISCRETIONARY - 1.5%
                                                 AUTOMOBILES & COMPONENTS - 1.5%
                                                 AUTOMOBILE MANUFACTURERS - 1.5%
      7,000                 600          7,600   Honda Motor Co. Ltd.
     11,100               1,000         12,100   Toyota Motor Corp.

                                                 CONSUMER DURABLES & APPAREL - 4.4%
                                                 APPAREL & ACCESSORIES - 2.5%
     10,200                 900         11,100   Christian Dior SA
    100,813               8,683        109,496   Marks & Spencer PLC

                                                 HOTELS, RESTAURANTS & LEISURE - 1.1%
                                                 RESTAURANTS - 1.1%
     71,390               6,211         77,601   COMPASS GROUP PLC

                                                 MEDIA - 0.8%
                                                 BROADCASTING & CABLE TV - 0.2%
         --              10,000         10,000   Liberty Media Corp., Class A (a)

                                                 MOVIES & ENTERTAINMENT - 0.6%
         --               7,000          7,000   AOL Time Warner (a)
         --               3,000          3,000   Viacom, Inc., Class B (a)

                                                 RETAILING - 0.2%
                                                 HOME IMPROVEMENT RETAIL - 0.2%
         --               2,000          2,000   Home Depot, Inc.

                                                 CONSUMER STAPLES - 24.9%
                                                 FOOD & DRUG RETAILING - 5.1%
                                                 FOOD RETAIL - 5.1%
     14,234               1,150         15,384   Carrefour SA
     18,000               2,000         20,000   Seven-Eleven Japan Co., Ltd.
    137,426              12,248        149,674   Tesco PLC

                                             COLONIAL           COLONIAL
                                        INTERNATIONAL FUND   GLOBAL EQUITY
                                            FOR GROWTH            FUND       PRO FORMA
                                              VALUE               VALUE      COMBINED
COMMON STOCKS - 96.8%
CONSUMER DISCRETIONARY - 1.5%
AUTOMOBILES & COMPONENTS - 1.5%
AUTOMOBILE MANUFACTURERS - 1.5%
Honda Motor Co. Ltd.                    $    284,484         $    24,384     $   308,868
Toyota Motor Corp.                           295,171              26,592         321,763
                                        ------------------------------------------------
                                             579,655              50,976         630,631
                                        ------------------------------------------------

CONSUMER DURABLES & APPAREL - 4.4%
APPAREL & ACCESSORIES - 2.5%
Christian Dior SA                            394,439              34,803         429,242
Marks & Spencer PLC                          575,376              49,557         624,933
                                        ------------------------------------------------
                                             969,815              84,360       1,054,175
                                        ------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 1.1%
RESTAURANTS - 1.1%
COMPASS GROUP PLC                            430,973              37,495         468,468
                                        ------------------------------------------------

MEDIA - 0.8%
BROADCASTING & CABLE TV - 0.2%
Liberty Media Corp., Class A (a)                  --             100,000         100,000
                                        ------------------------------------------------

MOVIES & ENTERTAINMENT - 0.6%
AOL Time Warner (a)                               --             102,970         102,970
Viacom, Inc., Class B (a)                         --             133,110         133,110
                                        ------------------------------------------------
                                                  --             236,080         236,080
                                        ------------------------------------------------

RETAILING - 0.2%
HOME IMPROVEMENT RETAIL - 0.2%
Home Depot, Inc.                                  --              73,460          73,460
                                        ------------------------------------------------

CONSUMER STAPLES - 24.9%
FOOD & DRUG RETAILING - 5.1%
FOOD RETAIL - 5.1%
Carrefour SA                                 773,432              62,487         835,919
Seven-Eleven Japan Co., Ltd.                 710,457              78,940         789,397
Tesco PLC                                    501,851              44,727         546,578
                                        ------------------------------------------------
                                           1,985,740             186,154       2,171,894
                                        ------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   GLOBAL EQUITY
    FOR GROWTH           FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
                                                 FOOD, BEVERAGES & TOBACCO - 14.4%
                                                 BREWERS - 3.3%
    215,189              18,123        233,312   Foster's Group Ltd.
     15,567               2,191         17,758   Heineken N.V. (a)

                                                 DISTILLERS & VINTNERS - 2.6%
     79,600               7,100         86,700   Diageo PLC

                                                 PACKAGED FOODS - 3.4%
     35,000               3,100         38,100   Reckitt Benckiser PLC
     78,430               6,424         84,854   Unilever PLC

                                                 SOFT DRINKS - 4.8%
      9,400                 800         10,200   Ito En, Ltd.
      6,330                 400          6,730   Nestle SA, Registered
         --               2,000          2,000   PepsiCo., Inc.

                                                 TOBACCO - 0.3%
         --               3,000          3,000   Philip Morris Companies, Inc.

                                                 HOUSEHOLD & PERSONAL PRODUCTS - 5.4%
                                                 HOUSEHOLD PRODUCTS - 2.3%
     38,000               4,000         42,000   Kao Corp.

                                                 PERSONAL PRODUCTS - 3.1%
      3,600                 300          3,900   Beiersdorf AG
     10,008                 853         10,861   L'Oreal SA

                                                 ENERGY - 2.0%
                                                 INTEGRATED OIL & GAS - 1.6%
     76,274               6,829         83,103   British Petroleum Ltd.

         --               3,800          3,800   OIL & GAS DRILLING - 0.2%
                                                 Ensco International, Inc.

                                                 OIL & GAS EQUIPMENT & SERVICES - 0.2%
         --               2,000          2,000   BJ Services Co. (a)

                                                 FINANCIALS - 15.7%
                                                 BANKS - 7.7%
     56,300               5,000         61,300   Anglo Irish Bank Corp. PLC (a)
     45,000               3,482         48,482   Banca Fideuram S.p.A.
     10,503                 919         11,422   Banco Popular Espanol SA
     34,800               2,900         37,700   Commonwealth Bank Of Australia
     34,000               3,000         37,000   DBS Bank Ltd.
     37,000               4,132         41,132   Lloyds TSB Group PLC

                                             COLONIAL           COLONIAL
                                        INTERNATIONAL FUND   GLOBAL EQUITY
                                            FOR GROWTH            FUND       PRO FORMA
                                              VALUE               VALUE      COMBINED
FOOD, BEVERAGES & TOBACCO - 14.4%
BREWERS - 3.3%
Foster's Group Ltd.                          572,393              48,206         620,599
Heineken N.V. (a)                            685,952              96,545         782,497
                                        ------------------------------------------------
                                           1,258,345             144,751       1,403,096
                                        ------------------------------------------------

DISTILLERS & VINTNERS - 2.6%
Diageo PLC                                 1,031,461              92,002       1,123,463
                                        ------------------------------------------------

PACKAGED FOODS - 3.4%
Reckitt Benckiser PLC                        631,327              55,917         687,244
Unilever PLC                                 722,068              59,143         781,211
                                        ------------------------------------------------
                                           1,353,395             115,060       1,468,455
                                        ------------------------------------------------

SOFT DRINKS - 4.8%
Ito En, Ltd.                                 356,867              30,372         387,239
Nestle SA, Registered                      1,483,026              93,714       1,576,740
PepsiCo., Inc.                                    --              96,400          96,400
                                        ------------------------------------------------
                                           1,839,893             220,486       2,060,379
                                        ------------------------------------------------

TOBACCO - 0.3%
Philip Morris Companies, Inc.                     --             131,040         131,040
                                        ------------------------------------------------

HOUSEHOLD & PERSONAL PRODUCTS - 5.4%
HOUSEHOLD PRODUCTS - 2.3%
Kao Corp.                                    877,033              92,319         969,352
                                        ------------------------------------------------

PERSONAL PRODUCTS - 3.1%
Beiersdorf AG                                435,524              36,294         471,818
L'Oreal SA                                   783,951              66,818         850,769
                                        ------------------------------------------------
                                           1,219,475             103,112       1,322,587
                                        ------------------------------------------------
ENERGY - 2.0%
INTEGRATED OIL & GAS - 1.6%
British Petroleum Ltd.                       640,319              57,329         697,648
                                        ------------------------------------------------

OIL & GAS DRILLING - 0.2%
Ensco International, Inc.                         --             103,588         103,588
                                        ------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES - 0.2%
BJ Services Co. (a)                               --              67,760          67,760
                                        ------------------------------------------------

FINANCIALS - 15.7%
BANKS - 7.7%
Anglo Irish Bank Corp. PLC (a)               364,532              32,374         396,906
Banca Fideuram S.p.A.                        281,551              21,786         303,337
Banco Popular Espanol SA                     466,246              40,796         507,042
Commonwealth Bank Of Australia               645,808              53,817         699,625
DBS Bank Ltd.                                238,536              21,047         259,583
Lloyds TSB Group PLC                         370,041              41,325         411,366

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   GLOBAL EQUITY
    FOR GROWTH           FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
     23,503               2,000         25,503   Royal Bank Of Scotland Group PLC

                                                 DIVERSIFIED FINANCIALS - 3.4%
                                                 DIVERSIFIED FINANCIAL SERVICES - 2.5%
     67,500               6,000         73,500   Bank of Ireland
         --               4,000          4,000   Citigroup, Inc.
     30,555                  --         30,555   Fortis
        525                  --            525   Fortis Bank Nederland (a)

                                                 MULTI-SECTOR HOLDINGS - 0.9%
     46,000               4,000         50,000   Hutchison Whampoa Ltd.

                                                 INSURANCE - 4.6%
                                                 LIFE & HEALTH INSURANCE - 2.0%
     53,900               4,700         58,600   Irish Life & Permanent PLC

                                                 MULTI-LINE INSURANCE - 1.6%
      2,341                 204          2,545   Allianz AG
         --               2,650          2,650   American International Group, Inc.

                                                 REINSURANCE - 1.0%
      1,661                 174          1,835   Muenchener Rueckversicherungs - Registered Shares

                                                 HEALTH CARE - 17.6%
                                                 HEALTH CARE EQUIPMENT & SERVICES - 2.7%
                                                 HEALTH CARE EQUIPMENT - 0.3%
         --               3,200          3,200   Medtronic, Inc.

                                                 HEALTH CARE FACILITIES - 0.3%
         --               3,000          3,000   HCA, Inc.

                                                 HEALTH CARE SUPPLIES - 2.1%
    147,600              13,100        160,700   Smith & Nephew PLC

                                                 PHARMACEUTICALS & BIOTECHNOLOGY - 14.9%
                                                 BIOTECHNOLOGY - 1.8%
     32,338               2,896         35,234   GlaxoSmithKline PLC

                                                 PHARMACEUTICALS - 13.1%
     11,740               1,009         12,749   Altana AG (a)
     10,808                 945         11,753   AstraZenca Group PLC
      8,889                 531          9,420   Aventis SA  (France)
         --                 120            120   Aventis SA  (Germany)
     16,680               1,400         18,080   Novartis, Registered
         --               4,000          4,000   Pfizer, Inc.
      4,100                 300          4,400   Roche Holding AG Genusscheine (a)
      6,982                 611          7,593   Sanofi-Synthelabo SA

                                                         COLONIAL           COLONIAL
                                                    INTERNATIONAL FUND   GLOBAL EQUITY
                                                        FOR GROWTH            FUND       PRO FORMA
                                                          VALUE               VALUE      COMBINED
Royal Bank Of Scotland Group PLC                         669,351              56,959         726,310
                                                    ------------------------------------------------
                                                       3,036,065             268,104       3,304,169
                                                    ------------------------------------------------

DIVERSIFIED FINANCIALS - 3.4%
DIVERSIFIED FINANCIAL SERVICES - 2.5%
Bank of Ireland                                          845,990              75,199         921,189
Citigroup, Inc.                                               --             155,000         155,000
Fortis                                                       303                  --             303
Fortis Bank Nederland (a)                                      2                  --               2
                                                    ------------------------------------------------
                                                         846,295             230,199       1,076,494
                                                    ------------------------------------------------

MULTI-SECTOR HOLDINGS - 0.9%
Hutchison Whampoa Ltd.                                   343,528              29,872         373,400
                                                    ------------------------------------------------

INSURANCE - 4.6%
LIFE & HEALTH INSURANCE - 2.0%
Irish Life & Permanent PLC                               782,963              68,273         851,236
                                                    ------------------------------------------------

MULTI-LINE INSURANCE - 1.6%
Allianz AG                                               470,743              41,022         511,765
American International Group, Inc.                            --             180,809         180,809
                                                    ------------------------------------------------
                                                         470,743             221,831         692,574
                                                    ------------------------------------------------

REINSURANCE - 1.0%
Muenchener Rueckversicherungs - Registered Shares        394,448              41,321         435,769
                                                    ------------------------------------------------

HEALTH CARE - 17.6%
HEALTH CARE EQUIPMENT & SERVICES - 2.7%
HEALTH CARE EQUIPMENT - 0.3%
Medtronic, Inc.                                               --             137,120         137,120
                                                    ------------------------------------------------

HEALTH CARE FACILITIES - 0.3%
HCA, Inc.                                                     --             142,500         142,500
                                                    ------------------------------------------------

HEALTH CARE SUPPLIES - 2.1%
Smith & Nephew PLC                                       821,298              72,893         894,191
                                                    ------------------------------------------------

PHARMACEUTICALS & BIOTECHNOLOGY - 14.9%
BIOTECHNOLOGY - 1.8%
GlaxoSmithKline PLC                                      702,113              62,877         764,990
                                                    ------------------------------------------------

PHARMACEUTICALS - 13.1%
Altana AG (a)                                            593,681              51,024         644,705
AstraZenca Group PLC                                     446,507              39,040         485,547
Aventis SA  (France)                                     632,396              37,777         670,173
Aventis SA  (Germany)                                         --               8,458           8,458
Novartis, Registered                                     737,091              61,866         798,957
Pfizer, Inc.                                                  --             140,000         140,000
Roche Holding AG Genusscheine (a)                        311,424              22,787         334,211
Sanofi-Synthelabo SA                                     426,457              37,320         463,777

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   GLOBAL EQUITY
    FOR GROWTH           FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
     11,600               1,394         12,994   Schering AG
        333                  --            333   Serono SA
     21,000               2,000         23,000   Takeda Chemical Industries Ltd.

                                                 INDUSTRIALS - 12.0%
                                                 CAPITAL GOODS - 1.8%
                                                 AEROSPACE & DEFENSE - 0.3%
         --               2,000          2,000   Lockheed Martin Corp.

                                                 ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
    394,500              33,500        428,000   Johnson Electric Holdings Ltd.

                                                 INDUSTRIAL CONGLOMERATES - 0.3%
         --               4,100          4,100   General Electric Co.

                                                 COMMERCIAL SERVICES & SUPPLIES - 4.2%
                                                 DIVERSIFIED COMMERCIAL SERVICES - 2.7%
      8,700                 600          9,300   Park24 Co., Ltd.
     19,000               1,500         20,500   Secom Co., Ltd.

                                                 EMPLOYMENT SERVICES - 1.5%
    125,852              11,127        136,979   Capita Group PLC

                                                 TRANSPORTATION - 6.0%
                                                 AIR FREIGHT & COURIERS - 1.9%
     32,268               2,887         35,155   TNT Post Group N.V.

                                                 AIRPORT SERVICES - 1.5%
     63,929               5,441         69,370   British Airport Authority PLC

                                                 HIGHWAYS & RAIL INFRASTRUCTURE - 2.6%
    121,000              10,136        131,136   Concessioni e Costruzioni Autostrade

                                                 INFORMATION TECHNOLOGY - 8.6%
                                                 SOFTWARE & SERVICES - 2.5%
                                                 APPLICATION SOFTWARE - 2.2%
     10,387                 930         11,317   Dassault Systemes SA
      4,200                 397          4,597   SAP AG

                                                 SYSTEMS SOFTWARE - 0.3%
         --               2,000          2,000   Microsoft Corp.(a)

                                                 TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
                                                 COMPUTER STORAGE & PERIPHERALS - 0.1%
         --               3,900          3,900   EMC Corp. (a)

                                                 NETWORKING EQUIPMENT - 0.2%
         --               7,000          7,000   Cisco Systems, Inc. (a)


                                                COLONIAL           COLONIAL
                                           INTERNATIONAL FUND   GLOBAL EQUITY
                                               FOR GROWTH            FUND       PRO FORMA
                                                 VALUE               VALUE      COMBINED
Schering AG                                     728,650           87,564            816,214
Serono SA                                       220,561               --            220,561
Takeda Chemical Industries Ltd.                 923,694           87,971          1,011,665
                                           ------------------------------------------------
                                              5,020,461          573,807          5,594,268
                                           ------------------------------------------------

INDUSTRIALS - 12.0%
CAPITAL GOODS - 1.8%
AEROSPACE & DEFENSE - 0.3%
Lockheed Martin Corp.                                --          139,000            139,000
                                           ------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Johnson Electric Holdings Ltd.                  467,840           39,728            507,568
                                           ------------------------------------------------

INDUSTRIAL CONGLOMERATES - 0.3%
General Electric Co.                                 --          119,105            119,105
                                           ------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES - 4.2%
DIVERSIFIED COMMERCIAL SERVICES - 2.7%
Park24 Co., Ltd.                                149,141           10,286            159,427
Secom Co., Ltd.                                 934,231           73,755          1,007,986
                                           ------------------------------------------------
                                              1,083,372           84,041          1,167,413
                                           ------------------------------------------------

EMPLOYMENT SERVICES - 1.5%
Capita Group PLC                                603,178           53,329            656,507
                                           ------------------------------------------------

TRANSPORTATION - 6.0%
AIR FREIGHT & COURIERS - 1.9%
TNT Post Group N.V.                             731,733           65,468            797,201
                                           ------------------------------------------------

AIRPORT SERVICES - 1.5%
British Airport Authority PLC                   587,096           49,968            637,064
                                           ------------------------------------------------

HIGHWAYS & RAIL INFRASTRUCTURE - 2.6%
Concessioni e Costruzioni Autostrade          1,006,612           84,322          1,090,934
                                           ------------------------------------------------

INFORMATION TECHNOLOGY - 8.6%
SOFTWARE & SERVICES - 2.5%
APPLICATION SOFTWARE - 2.2%
Dassault Systemes SA                            476,339           42,649            518,988
SAP AG                                          416,451           39,365            455,816
                                           ------------------------------------------------
                                                892,790           82,014            974,804
                                           ------------------------------------------------
SYSTEMS SOFTWARE - 0.3%
Microsoft Corp.(a)                                   --          109,400            109,400
                                           ------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
COMPUTER STORAGE & PERIPHERALS - 0.1%
EMC Corp. (a)                                        --           29,445             29,445
                                           ------------------------------------------------

NETWORKING EQUIPMENT - 0.2%
Cisco Systems, Inc. (a)                              --           97,650             97,650
                                           ------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   GLOBAL EQUITY
    FOR GROWTH           FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
                                                 OFFICE ELECTRONICS - 2.5%
     26,000               2,000         28,000   Canon, Inc.

                                                 SEMICONDUCTORS - 2.4%
      3,800                 300          4,100   Murata Manufacturing Co., Ltd.
      3,000                 300          3,300   Rohm Co., Ltd.
      5,909                 520          6,429   STMicroelectronics N.V.
         --               4,000          4,000   Texas Instruments, Inc.

                                                 TELECOMMUNICATIONS EQUIPMENT - 0.9%
     25,300               2,310         27,610   Nokia Oyj

                                                 MATERIALS - 2.2%
                                                 INDUSTRIAL GAS - 2.2%
      5,505                 469          5,974   L'Air Liquide SA

                                                 TELECOMMUNICATION SERVICES - 3.1%
                                                 WIRELESS TELECOMMUNICATION SERVICES - 3.1%
        190                  20            210   NTT DoCoMo, Inc.
     60,255               5,824         66,079   Telecom Italia Mobile S.p.A.
    350,939              30,555        381,494   Vodafone Group PLC

                                                 UTILITIES - 4.6%
                                                 GAS UTILITIES - 4.6%
    326,330              28,240        354,570   Hong Kong & China Gas Co., Ltd.
     72,300               6,200         78,500   Italgas S.p.A.
         --               4,000          4,000   Kinder Morgan, Inc.
    182,000              16,000        198,000   Osaka Gas Co., Ltd.

                                                 Total Common Stocks - 96.8% (cost $46,097,628)

                                                 CORPORATE BOND - 0.5%
                                                 BANKING & FINANCIAL SERVICES - 0.5%
                                                 FINANCE COMPANIES - 0.5%
    496,375                  --        496,375   Bil Finance Ltd., 8.19% 10/15/03 (cost $)

                                                 WARRANTS - 0.0% (A)
                                                 FINANCIALS - 0.0%
                                                 BANKS - 0.0%
     12,000                  --         12,000   Siam Commercial Bank expires 6/22/04 (b) (cost $0)

                                                          COLONIAL           COLONIAL
                                                     INTERNATIONAL FUND   GLOBAL EQUITY
                                                         FOR GROWTH            FUND       PRO FORMA
                                                           VALUE               VALUE      COMBINED
OFFICE ELECTRONICS - 2.5%
Canon, Inc.                                               984,906              75,762       1,060,668
                                                     ------------------------------------------------

SEMICONDUCTORS - 2.4%
Murata Manufacturing Co., Ltd.                            244,679              19,317         263,996
Rohm Co., Ltd.                                            448,802              44,880         493,682
STMicroelectronics N.V.                                   147,941              13,019         160,960
Texas Instruments, Inc.                                        --              94,800          94,800
                                                     ------------------------------------------------
                                                          841,422             172,016       1,013,438
                                                     ------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT - 0.9%
Nokia Oyj                                                 371,778              33,945         405,723
                                                     ------------------------------------------------

MATERIALS - 2.2%
INDUSTRIAL GAS - 2.2%
L'Air Liquide SA                                          850,374              72,472         922,846
                                                     ------------------------------------------------

TELECOMMUNICATION SERVICES - 3.1%
WIRELESS TELECOMMUNICATION SERVICES - 3.1%
NTT DoCoMo, Inc.                                          468,704              49,337         518,041
Telecom Italia Mobile S.p.A.                              247,945              23,965         271,910
Vodafone Group PLC                                        478,930              41,699         520,629
                                                     ------------------------------------------------
                                                        1,195,579             115,001       1,310,580
                                                     ------------------------------------------------

UTILITIES - 4.6%
GAS UTILITIES - 4.6%
Hong Kong & China Gas Co., Ltd.                           433,018              37,473         470,491
Italgas S.p.A.                                            806,502              69,161         875,663
Kinder Morgan, Inc.                                            --             152,080         152,080
Osaka Gas Co., Ltd.                                       433,750              38,132         471,882
                                                     ------------------------------------------------
                                                        1,673,270             296,846       1,970,116
                                                     ------------------------------------------------

Total Common Stocks - 96.8% (cost $46,097,628)         35,893,968           5,464,281      41,358,249
                                                     ------------------------------------------------

CORPORATE BOND - 0.5%
BANKING & FINANCIAL SERVICES - 0.5%
FINANCE COMPANIES - 0.5%
Bil Finance Ltd., 8.19% 10/15/03 (cost $)                 224,859                  --         224,859
                                                     ------------------------------------------------

WARRANTS - 0.0% (A)
FINANCIALS - 0.0%
BANKS - 0.0%
Siam Commercial Bank expires 6/22/04 (b) (cost $0)          1,243                  --           1,243
                                                     ------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL          COLONIAL
INTERNATIONAL FUND   GLOBAL EQUITY
    FOR GROWTH           FUND
    SHARES OR          SHARES OR     PRO FORMA
       PAR                PAR        COMBINED
                                                 SHORT-TERM OBLIGATION - 2.7%
                                                 Repurchase agreement with SBC
                                                 Warburg Ltd., dated 6/28/02,
                                                 due 07/01/02 at 1.900%,
                                                 collateralized by U.S. Treasury
                                                 Bonds and Notes with various
                                                 maturities to 2027, market value $1,168,802
                                                 (repurchase proceeds $1,142,181)
    985,000             157,000      1,142,000   (cost $1,142,000)

                                                 TOTAL INVESTMENTS - 100.0% (COST $47,807,178)

                                                 OTHER ASSETS & LIABILITIES, NET - (0.0)%
                                                 NET ASSETS - 100.0%

                                                     COLONIAL           COLONIAL
                                                INTERNATIONAL FUND   GLOBAL EQUITY
                                                    FOR GROWTH            FUND       PRO FORMA
                                                      VALUE               VALUE      COMBINED
SHORT-TERM OBLIGATION - 2.7%
Repurchase agreement with SBC
Warburg Ltd., dated 6/28/02,
due 07/01/02 at 1.900%,
collateralized by U.S. Treasury
Bonds and Notes with various
maturities to 2027, market value $1,168,802
(repurchase proceeds $1,142,181)
(cost $1,142,000)                                    985,000             157,000       1,142,000
                                                ------------------------------------------------

TOTAL INVESTMENTS - 100.0% (COST $47,807,178)
                                                ------------------------------------------------
                                                  37,105,070           5,621,281      42,726,351
OTHER ASSETS & LIABILITIES, NET - (0.0)%              47,929             (42,885)          5,044
                                                ------------------------------------------------
NET ASSETS - 100.0%                             $ 37,152,999         $ 5,578,396     $42,731,395
                                                ================================================

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                                                % OF
SUMMARY OF SECURITIES BY COUNTRY            VALUE         TOTAL INVESMENTS
                                        ------------      ----------------
United Kingdom                          $ 10,390,681                 24.3%
Japan                                      7,763,966                 18.2%
France                                     4,861,132                 11.4%
United States                              3,447,237                  8.1%
Germany                                    3,336,087                  7.8%
Switzerland                                2,930,469                  6.9%
Italy                                      2,541,844                  5.9%
Ireland                                    1,804,799                  4.2%
Netherlands                                1,579,698                  3.7%
China                                      1,351,459                  3.2%
Australia                                  1,320,224                  3.1%
Spain                                        507,042                  1.2%
Finland                                      405,723                  0.9%
Singapore                                    259,583                  0.6%
New Zealand                                  224,859                  0.5%
Thailand                                       1,243                  0.0%
Belgium                                          305                  0.0%
                                        ----------------------------------
                                        $ 42,726,351                100.0%
                                        ==================================

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                            Name
NZD                         New Zealand Dollars

Percentages are based on Net Assets of the Pro Forma combined.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            STEIN ROE
INTERNATIONAL FUND   GLOBAL UTILITIES
    FOR GROWTH             FUND
    SHARES OR            SHARES OR      PRO FORMA
       PAR                  PAR         COMBINED
                                                    COMMON STOCKS - 98.0%
                                                    CONSUMER DISCRETIONARY - 0.7%
                                                    AUTOMOBILES & COMPONENTS - 0.7%
                                                    AUTOMOBILE MANUFACTURERS - 0.7%
      7,000                     --          7,000   Honda Motor Co. Ltd.
     11,100                     --         11,100   Toyota Motor Corp.

                                                    CONSUMER DURABLES & APPAREL - 1.6%
                                                    APPAREL & ACCESSORIES - 1.1%
     10,200                     --         10,200   Christian Dior SA
    100,813                     --        100,813   Marks & Spencer PLC

                                                    HOTELS, RESTAURANTS & LEISURE - 0.5%
                                                    RESTAURANTS - 0.6%
     71,390                     --         71,390   Compass Group PLC

                                                    CONSUMER STAPLES - 11.1%
                                                    FOOD & DRUG RETAILING - 2.3%
                                                    FOOD RETAIL - 2.3%
     14,234                     --         14,234   Carrefour SA
     18,000                     --         18,000   Seven-Eleven Japan Co., Ltd.
    137,426                     --        137,426   Tesco PLC

                                                    FOOD, BEVERAGES & TOBACCO - 6.4%
                                                    BREWERS - 1.5%
    215,189                     --        215,189   Foster's Group Ltd.
     15,567                     --         15,567   Heineken N.V. (a)

                                                    DISTILLERS & VINTNERS - 1.2%
     79,600                     --         79,600   Diageo PLC

                                                    PACKAGED FOODS - 1.6%
     35,000                     --         35,000   Reckitt Benckiser PLC
     78,430                     --         78,430   Unilever PLC

                                                    SOFT DRINKS - 2.1%
      9,400                     --          9,400   Ito En, Ltd.

                                             COLONIAL           STEIN ROE
                                        INTERNATIONAL FUND   GLOBAL UTILITIES
                                            FOR GROWTH             FUND         PRO FORMA
                                               VALUE               VALUE        COMBINED
COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 0.7%
AUTOMOBILES & COMPONENTS - 0.7%
AUTOMOBILE MANUFACTURERS - 0.7%
Honda Motor Co. Ltd.                    $     284,484        $        --        $   284,484
Toyota Motor Corp.                            295,171                 --            295,171
                                        ---------------------------------------------------
                                              579,655                 --            579,655
                                        ---------------------------------------------------

CONSUMER DURABLES & APPAREL - 1.6%
APPAREL & ACCESSORIES - 1.1%
Christian Dior SA                             394,439                 --            394,439
Marks & Spencer PLC                           575,376                 --            575,376
                                        ---------------------------------------------------
                                              969,815                 --            969,815
                                        ---------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 0.5%
RESTAURANTS - 0.6%
Compass Group PLC                             430,973                 --            430,973
                                        ---------------------------------------------------

CONSUMER STAPLES - 11.1%
FOOD & DRUG RETAILING - 2.3%
FOOD RETAIL - 2.3%
Carrefour SA                                  773,432                 --            773,432
Seven-Eleven Japan Co., Ltd.                  710,457                 --            710,457
Tesco PLC                                     501,851                 --            501,851
                                        ---------------------------------------------------
                                            1,985,740                 --          1,985,740
                                        ---------------------------------------------------

FOOD, BEVERAGES & TOBACCO - 6.4%
BREWERS - 1.5%
Foster's Group Ltd.                           572,393                 --            572,393
Heineken N.V. (a)                             685,952                 --            685,952
                                        ---------------------------------------------------
                                            1,258,345                 --          1,258,345
                                        ---------------------------------------------------

DISTILLERS & VINTNERS - 1.2%
Diageo PLC                                  1,031,461                 --          1,031,461
                                        ---------------------------------------------------

PACKAGED FOODS - 1.6%
Reckitt Benckiser PLC                         631,327                 --            631,327
Unilever PLC                                  722,068                 --            722,068
                                        ---------------------------------------------------
                                            1,353,395                 --          1,353,395
                                        ---------------------------------------------------

SOFT DRINKS - 2.1%
Ito En, Ltd.                                  356,867                 --            356,867

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            STEIN ROE
INTERNATIONAL FUND   GLOBAL UTILITIES
    FOR GROWTH             FUND
    SHARES OR            SHARES OR      PRO FORMA
       PAR                  PAR         COMBINED
      6,330                     --          6,330   Nestle SA, Registered
         --                     --                  PepsiCo., Inc.

                                                    HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
                                                    HOUSEHOLD PRODUCTS - 1.0%
     38,000                     --         38,000   Kao Corp.

                                                    PERSONAL PRODUCTS - 1.4%
      3,600                     --          3,600   Beiersdorf AG
     10,008                     --         10,008   L'Oreal SA

                                                    ENERGY - 0.7%
                                                    INTEGRATED OIL & GAS - 0.7%
     76,274                     --         76,274   British Petroleum Ltd.

                                                    FINANCIALS - 6.6%
                                                    BANKS - 3.5%
     56,300                     --         56,300   Anglo Irish Bank Corp. PLC (a)
     45,000                     --         45,000   Banca Fideuram S.p.A.
     10,503                     --         10,503   Banco Popular Espanol SA
     34,800                     --         34,800   Commonwealth Bank Of Australia
     34,000                     --         34,000   DBS Bank Ltd.
     37,000                     --         37,000   Lloyds TSB Group PLC
     23,503                     --         23,503   Royal Bank Of Scotland Group PLC

                                                    DIVERSIFIED FINANCIALS - 1.3%
                                                    DIVERSIFIED FINANCIAL SERVICES - 0.9%
     67,500                     --         67,500   Bank of Ireland
     30,555                     --         30,555   Fortis
        525                     --            525   Fortis Bank Nederland (a)

                                                    MULTI-SECTOR HOLDINGS - 0.4%
     46,000                     --         46,000   Hutchison Whampoa Ltd.

                                                    INSURANCE - 1.8%
                                                    LIFE & HEALTH INSURANCE - 0.9%
     53,900                     --         53,900   Irish Life & Permanent PLC

                                                    MULTI-LINE INSURANCE - 0.5%
      2,341                     --          2,341   Allianz AG

                                                    REINSURANCE - 0.4%
      1,661                     --          1,661   Muenchener Rueckversicherungs - Registered Shares

                                                    HEALTH CARE - 7.5%
                                                    HEALTH CARE EQUIPMENT & SERVICES - 0.9%
                                                    HEALTH CARE SUPPLIES - 0.9%
    147,600                     --        147,600   Smith & Nephew PLC

                                                         COLONIAL           STEIN ROE
                                                    INTERNATIONAL FUND   GLOBAL UTILITIES
                                                        FOR GROWTH             FUND         PRO FORMA
                                                           VALUE               VALUE        COMBINED
Nestle SA, Registered                                   1,483,026                 --          1,483,026
PepsiCo., Inc.                                                 --                  -
                                                    ---------------------------------------------------
                                                        1,839,893                 --          1,839,893
                                                    ---------------------------------------------------

HOUSEHOLD & PERSONAL PRODUCTS - 2.4%
HOUSEHOLD PRODUCTS - 1.0%
Kao Corp.                                                 877,033                 --            877,033
                                                    ---------------------------------------------------

PERSONAL PRODUCTS - 1.4%
Beiersdorf AG                                             435,524                 --            435,524
L'Oreal SA                                                783,951                 --            783,951
                                                    ---------------------------------------------------
                                                        1,219,475                 --          1,219,475
                                                    ---------------------------------------------------
ENERGY - 0.7%
INTEGRATED OIL & GAS - 0.7%
British Petroleum Ltd.                                    640,319                 --            640,319
                                                    ---------------------------------------------------

FINANCIALS - 6.6%
BANKS - 3.5%
Anglo Irish Bank Corp. PLC (a)                            364,532                 --            364,532
Banca Fideuram S.p.A.                                     281,551                 --            281,551
Banco Popular Espanol SA                                  466,246                 --            466,246
Commonwealth Bank Of Australia                            645,808                 --            645,808
DBS Bank Ltd.                                             238,536                 --            238,536
Lloyds TSB Group PLC                                      370,041                 --            370,041
Royal Bank Of Scotland Group PLC                          669,351                 --            669,351
                                                    ---------------------------------------------------
                                                        3,036,065                 --          3,036,065
                                                    ---------------------------------------------------

DIVERSIFIED FINANCIALS - 1.3%
DIVERSIFIED FINANCIAL SERVICES - 0.9%
Bank of Ireland                                           845,990                 --            845,990
Fortis                                                        303                 --                303
Fortis Bank Nederland (a)                                       2                 --                  2
                                                    ---------------------------------------------------
                                                          846,295                 --            846,295
                                                    ---------------------------------------------------

MULTI-SECTOR HOLDINGS - 0.4%
Hutchison Whampoa Ltd.                                    343,528                 --            343,528
                                                    ---------------------------------------------------

INSURANCE - 1.8%
LIFE & HEALTH INSURANCE - 0.9%
Irish Life & Permanent PLC                                782,963                 --            782,963
                                                    ---------------------------------------------------

MULTI-LINE INSURANCE - 0.5%
Allianz AG                                                470,743                 --            470,743
                                                    ---------------------------------------------------

REINSURANCE - 0.4%
Muenchener Rueckversicherungs - Registered Shares         394,448                 --            394,448
                                                    ---------------------------------------------------

HEALTH CARE - 7.5%
HEALTH CARE EQUIPMENT & SERVICES - 0.9%
HEALTH CARE SUPPLIES - 0.9%
Smith & Nephew PLC                                        821,298                 --            821,298
                                                    ---------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            STEIN ROE
INTERNATIONAL FUND   GLOBAL UTILITIES
    FOR GROWTH             FUND
    SHARES OR            SHARES OR      PRO FORMA
       PAR                  PAR         COMBINED
                                                    PHARMACEUTICALS & BIOTECHNOLOGY - 6.6%
                                                    BIOTECHNOLOGY - 0.8%
     32,338                     --         32,338   GlaxoSmithKline PLC

                                                    PHARMACEUTICALS - 5.8%
     11,740                     --         11,740   Altana AG (a)
     10,808                     --         10,808   AstraZenca Group PLC
      8,889                     --          8,889   Aventis SA  (France)
     16,680                     --         16,680   Novartis, Registered
      4,100                     --          4,100   Roche Holding AG Genusscheine (a)
      6,982                     --          6,982   Sanofi-Synthelabo SA
     11,600                     --         11,600   Schering AG
        333                     --            333   Serono SA
     21,000                     --         21,000   Takeda Chemical Industries Ltd.

                                                    INDUSTRIALS - 14.0%
                                                    CAPITAL GOODS - 0.5%
                                                    ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
    394,500                     --        394,500   Johnson Electric Holdings Ltd.

                                                    COMMERCIAL SERVICES & SUPPLIES - 2.0%
                                                    DIVERSIFIED COMMERCIAL SERVICES - 1.3%
      8,700                     --          8,700   Park24 Co., Ltd.
     19,000                     --         19,000   Secom Co., Ltd.

                                                    EMPLOYMENT SERVICES - 0.7%
    125,852                     --        125,852   Capita Group PLC

                                                    TRANSPORTATION - 11.5%
                                                    AIR FREIGHT & COURIERS - 0.9%
     32,268                     --         32,268   TNT Post Group N.V.

                                                    AIRPORT SERVICES - 0.7%
     63,929                     --         63,929   British Airport Authority PLC

                                                -
                                               --   HIGHWAYS & RAIL INFRASTRUCTURE - 9.9%
         --                125,000        125,000   Autopistas Concesionaria Espanola SA
         --                 50,000         50,000   Autoroutes du Sud de la France
         --                250,000        250,000   Bristo-Auto Estradas de Portugal SA
    121,000                270,000        391,000   Concessioni e Costruzioni Autostrade
         --              4,000,000      4,000,000   Jiangsu Expressway Co., Ltd., Class H

                                                    INFORMATION TECHNOLOGY - 3.8%
                                                    SOFTWARE & SERVICES - 1.0%
                                                    APPLICATION SOFTWARE - 1.0%
     10,387                     --         10,387   Dassault Systemes SA
      4,200                     --          4,200   SAP AG

                                                    TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
                                                    OFFICE ELECTRONICS - 1.4%
     26,000                     --         26,000   Canon, Inc.

                                                COLONIAL           STEIN ROE
                                           INTERNATIONAL FUND   GLOBAL UTILITIES
                                               FOR GROWTH             FUND         PRO FORMA
                                                  VALUE               VALUE        COMBINED
PHARMACEUTICALS & BIOTECHNOLOGY - 6.6%
BIOTECHNOLOGY - 0.8%
GlaxoSmithKline PLC                              702,113                 --            702,113
                                           ---------------------------------------------------

PHARMACEUTICALS - 5.8%
Altana AG (a)                                    593,681                 --            593,681
AstraZenca Group PLC                             446,507                 --            446,507
Aventis SA  (France)                             632,396                 --            632,396
Novartis, Registered                             737,091                 --            737,091
Roche Holding AG Genusscheine (a)                311,424                 --            311,424
Sanofi-Synthelabo SA                             426,457                 --            426,457
Schering AG                                      728,650                 --            728,650
Serono SA                                        220,561                 --            220,561
Takeda Chemical Industries Ltd.                  923,694                 --            923,694
                                           ---------------------------------------------------
                                               5,020,461                 --          5,020,461
                                           ---------------------------------------------------

INDUSTRIALS - 14.0%
CAPITAL GOODS - 0.5%
ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
Johnson Electric Holdings Ltd.                   467,840                 --            467,840
                                           ---------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES - 2.0%
DIVERSIFIED COMMERCIAL SERVICES - 1.3%
Park24 Co., Ltd.                                 149,141                 --            149,141
Secom Co., Ltd.                                  934,231                 --            934,231
                                           ---------------------------------------------------
                                               1,083,372                 --          1,083,372
                                           ---------------------------------------------------

EMPLOYMENT SERVICES - 0.7%
Capita Group PLC                                 603,178                 --            603,178
                                           ---------------------------------------------------

TRANSPORTATION - 11.5%
AIR FREIGHT & COURIERS - 0.9%
TNT Post Group N.V.                              731,733                 --            731,733
                                           ---------------------------------------------------

AIRPORT SERVICES - 0.7%
British Airport Authority PLC                    587,096                 --            587,096
                                           ---------------------------------------------------

HIGHWAYS & RAIL INFRASTRUCTURE - 9.9%
Autopistas Concesionaria Espanola SA                  --          1,394,367          1,394,367
Autoroutes du Sud de la France                        --          1,363,381          1,363,381
Bristo-Auto Estradas de Portugal SA                   --          1,412,959          1,412,959
Concessioni e Costruzioni Autostrade           1,006,612          2,246,158          3,252,770
Jiangsu Expressway Co., Ltd., Class H                 --          1,089,751          1,089,751
                                           ---------------------------------------------------
                                               1,006,612          7,506,616          8,513,228
                                           ---------------------------------------------------

INFORMATION TECHNOLOGY - 3.8%
SOFTWARE & SERVICES - 1.0%
APPLICATION SOFTWARE - 1.0%
Dassault Systemes SA                             476,339                 --            476,339
SAP AG                                           416,451                 --            416,451
                                           ---------------------------------------------------
                                                 892,790                 --            892,790
                                           ---------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
OFFICE ELECTRONICS - 1.4%
Canon, Inc.                                      984,906                 --            984,906
                                           ---------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            STEIN ROE
INTERNATIONAL FUND   GLOBAL UTILITIES
    FOR GROWTH             FUND
    SHARES OR            SHARES OR      PRO FORMA
       PAR                  PAR         COMBINED
                                                    SEMICONDUCTORS - 1.0%
      3,800                     --          3,800   Murata Manufacturing Co., Ltd.
      3,000                     --          3,000   Rohm Co., Ltd.
      5,909                     --          5,909   STMicroelectronics N.V.
         --                     --                  Texas Instruments, Inc.

                                                    TELECOMMUNICATIONS EQUIPMENT - 0.4%
     25,300                     --         25,300   Nokia Oyj

                                                    MATERIALS - 1.0%
                                                    INDUSTRIAL GAS - 1.0%
      5,505                     --          5,505   L'Air Liquide SA

                                                    TELECOMMUNICATION SERVICES - 5.9%
                                                    DIVERSIFIED TELECOMMUNICATION SERVICES - 4.5%
                                                    INTEGRATED TELECOMMUNICATION SERVICES - 4.5%
         --                 53,100         53,100   AT&T Corp.
         --                 25,600         25,600   BellSouth Corp.
         --                126,700        126,700   Qwest Communications International, Inc.
         --                 35,539         35,539   SBC Communications, Inc., Class A
         --                 25,900         25,900   Verizon Communications
         --                 60,388         60,388   World Com, Inc., - MCI Group (c)
         --                 98,800         98,800   World Com, Inc., - World Com Group (a) (c)

                                                    WIRELESS TELECOMMUNICATION SERVICES - 1.4%
        190                     --            190   NTT DoCoMo, Inc.
     60,255                     --         60,255   Telecom Italia Mobile S.p.A.
    350,939                     --        350,939   Vodafone Group PLC

                                                    UTILITIES - 45.1%
                                                    ELECTRIC UTILITIES - 19.5%
         --                 32,500         32,500   Allegheny Energy, Inc.
         --                  5,000          5,000   American Electric Power Co., Inc.
         --              2,500,000      2,500,000   Beijing Datang Power Generation Co., Ltd., Class H
         --                 37,400         37,400   CMS Energy Corp.
         --                 88,700         88,700   Edison International
         --                 21,100         21,100   Exelon Corp.
         --                 16,000         16,000   FPL Group, Inc.
         --                 12,300         12,300   FirstEnergy Corp.
         --              3,500,000      3,500,000   Huaneng Power International, Inc.
         --                 27,400         27,400   Northeast Utilities
         --                 68,000         68,000   PG&E Corp. (a)
         --                 37,000         37,000   PNM Resources, Inc.
         --                 19,500         19,500   Pinnacle West Capital Corp.
         --                 33,300         33,300   Potomac Electric Power Co.
         --                  9,000          9,000   Public Service Enterprise Group, Inc.
         --                135,000        135,000   Scottish & Southern Energy PLC
         --                  7,700          7,700   TXU Corp.
         --                 64,800         64,800   Xcel Energy, Inc.

                                                          COLONIAL           STEIN ROE
                                                     INTERNATIONAL FUND   GLOBAL UTILITIES
                                                         FOR GROWTH             FUND         PRO FORMA
                                                            VALUE               VALUE        COMBINED
SEMICONDUCTORS - 1.0%
Murata Manufacturing Co., Ltd.                             244,679                 --            244,679
Rohm Co., Ltd.                                             448,802                 --            448,802
STMicroelectronics N.V.                                    147,941                 --            147,941
Texas Instrument, Inc.                                          --                 --
                                                     ---------------------------------------------------
                                                           841,422                 --            841,422
                                                     ---------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT - 0.4%
Nokia Oyj                                                  371,778                 --            371,778
                                                     ---------------------------------------------------

MATERIALS - 1.0%
INDUSTRIAL GAS - 1.0%
L'Air Liquide SA                                           850,374                 --            850,374
                                                     ---------------------------------------------------

TELECOMMUNICATION SERVICES - 5.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 4 .5%
INTEGRATED TELECOMMUNICATION SERVICES - 4. 5%
AT&T Corp.                                                      --            568,170            568,170
BellSouth Corp.                                                 --            806,400            806,400
Qwest Communications International, Inc.                        --            354,760            354,760
SBC Communications, Inc., Class A                               --          1,083,940          1,083,940
Verizon Communications                                          --          1,039,885          1,039,885
World Com, Inc., - MCI Group (c)                                --              6,878              6,878
World Com, Inc., - World Com Group (a) (c)-                     --             11,253             11,253
                                                     ---------------------------------------------------
                                                                --          3,871,286          3,871,286
                                                     ---------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES - 1.4%
NTT DoCoMo, Inc.                                           468,704                 --            468,704
Telecom Italia Mobile S.p.A.                               247,945                 --            247,945
Vodafone Group PLC                                         478,930                 --            478,930
                                                     ---------------------------------------------------
                                                         1,195,579                 --          1,195,579
                                                     ---------------------------------------------------

UTILITIES - 45.1%
ELECTRIC UTILITIES - 19.5%
Allegheny Energy, Inc.                                          --            836,875            836,875
American Electric Power Co., Inc.                               --            200,100            200,100
Beijing Datang Power Generation Co., Ltd.,  Class H             --          1,113,789          1,113,789
CMS Energy Corp.                                                --            410,652            410,652
Edison International                                            --          1,507,900          1,507,900
Exelon Corp.                                                    --          1,103,530          1,103,530
FPL Group, Inc.                                                 --            959,840            959,840
FirstEnergy Corp.                                               --            410,574            410,574
Huaneng Power International, Inc.                               --          2,871,813          2,871,813
Northeast Utilities                                             --            515,394            515,394
PG&E Corp. (a)                                                  --          1,216,520          1,216,520
PNM Resources, Inc.                                             --            895,400            895,400
Pinnacle West Capital Corp.                                     --            770,250            770,250
Potomac Electric Power Co.                                      --            715,284            715,284
Public Service Enterprise Group, Inc.                           --            389,700            389,700
Scottish & Southern Energy PLC                                  --          1,341,072          1,341,072
TXU Corp.                                                       --            396,935            396,935
Xcel Energy, Inc.                                               --          1,086,696          1,086,696
                                                     ---------------------------------------------------
                                                                --         16,742,324         16,742,324
                                                     ---------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            STEIN ROE
INTERNATIONAL FUND   GLOBAL UTILITIES
    FOR GROWTH             FUND
    SHARES OR            SHARES OR      PRO FORMA
       PAR                  PAR         COMBINED
                                                    GAS UTILITIES - 16.4%
         --                 25,900         25,900   El Paso Corp.
         --                100,000        100,000   Enagas
         --                 55,000         55,000   Gas Natural SDG SA
    326,330              1,650,000      1,976,330   Hong Kong & China Gas Co., Ltd.
     72,300                200,000        272,300   Italgas S.p.A.
         --                400,000        400,000   Lattice Group PLC
    182,000                600,000        782,000   Osaka Gas Co., Ltd.
         --                535,000        535,000   Snam Rete Gas S.p.A.
         --                600,000        600,000   Tokyo Gas Co., Ltd. (a)

                                                    MULTI-UTILITIES - 8.0%
         --                 22,100         22,100   Auqila, Inc.
         --                 58,200         58,200   Calpine Corp.
         --                 39,400         39,400   Duke Energy Corp.
         --              1,130,000      1,130,000   Energy East Corp.
         --                 20,000         20,000   E.On AG
         --                 27,000         27,000   RWE AG
         --                 56,200         56,200   The Williams Cos., Inc.
         --                 15,000         15,000   Vivendi Environment
         --                 58,000         58,000   Westar Energy, Inc.

                                                    WATER UTILITIES - 1.2%
         --                 90,000         90,000   Severn Trent Water PLC

                                                    Total Common Stocks - 98.0% (cost $92,476,536)

                                                    CORPORATE BOND - 0.3%
                                                    BANKING & FINANCIAL SERVICES - 0.3%
                                                    FINANCE COMPANIES - 0.3%
    496,375                    NZD        496,375   Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)

                                                    WARRANTS - 0.0% (A)
                                                    FINANCIALS - 0.0%
                                                    BANKS - 0.0%
     12,000                     --         12,000   Siam Commercial Bank expires 6/22/04 (b) (cost $0)

                                                    SHORT-TERM OBLIGATION - 2.4%
                                                    Repurchase agreement with SBC
                                                    Warburg Ltd., dated 6/28/02,
                                                    due 07/01/02 at 1.900%,
                                                    collateralized by U.S. Treasury
                                                    Bonds and Notes with various
                                                    maturities to 2027, market value $2,115,510
                                                    (repurchase proceeds $2,067,327)
    985,000              1,082,000      2,067,000   (cost $2,067,000)

                                                    TOTAL INVESTMENTS - 100.7% (COST $95,111,086)

                                                    OTHER ASSETS & LIABILITIES, NET - (0.7)%
                                                    NET ASSETS - 100.0%

                                                          COLONIAL           STEIN ROE
                                                     INTERNATIONAL FUND   GLOBAL UTILITIES
                                                         FOR GROWTH             FUND         PRO FORMA
                                                            VALUE               VALUE        COMBINED
GAS UTILITIES - 16.4%
El Paso Corp.                                                  --             533,799            533,799
Enagas                                                         --             632,609            632,609
Gas Natural SDG SA                                             --           1,063,437          1,063,437
Hong Kong & China Gas Co., Ltd.                           433,018           2,189,437          2,622,455
Italgas S.p.A.                                            806,502           2,230,988          3,037,490
Lattice Group PLC                                              --           1,048,128          1,048,128
Osaka Gas Co., Ltd.                                       433,750           1,429,945          1,863,695
Snam Rete Gas S.p.A.                                           --           1,586,133          1,586,133
Tokyo Gas Co., Ltd. (a)                                        --           1,670,778          1,670,778
                                                     ---------------------------------------------------
                                                        1,673,270          12,385,254         14,058,524
                                                     ---------------------------------------------------

MULTI-UTILITIES - 8.0%
Auqila, Inc.                                                   --             176,800            176,800
Calpine Corp.                                                  --             409,146            409,146
Duke Energy Corp.                                              --           1,225,340          1,225,340
Energy East Corp.                                              --           1,130,000          1,130,000
E.On AG                                                        --           1,170,029          1,170,029
RWE AG                                                         --           1,069,535          1,069,535
The Williams Cos., Inc.                                        --             336,638            336,638
Vivendi Environment                                            --             464,789            464,789
Westar Energy, Inc.                                            --             890,300            890,300
                                                     ---------------------------------------------------
                                                               --           6,872,577          6,872,577
                                                     ---------------------------------------------------

WATER UTILITIES - 1.2%
Severn Trent Water PLC                                         --             992,583            992,583
                                                     ---------------------------------------------------

Total Common Stocks - 98.0% (cost $92,476,536)         35,893,968          48,370,640         84,264,608
                                                     ---------------------------------------------------

CORPORATE BOND - 0.3%
BANKING & FINANCIAL SERVICES - 0.3%
FINANCE COMPANIES - 0.3%
Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)          224,859                  --            224,859
                                                     ---------------------------------------------------

WARRANTS - 0.0% (A)
FINANCIALS - 0.0%
BANKS - 0.0%
Siam Commercial Bank expires 6/22/04 (b) (cost $0)          1,243                  --              1,243
                                                     ---------------------------------------------------

SHORT-TERM OBLIGATION - 2.4%
Repurchase agreement with SBC
Warburg Ltd., dated 6/28/02,
due 07/01/02 at 1.900%,
collateralized by U.S. Treasury
Bonds and Notes with various
maturities to 2027, market value $2,115,510
(repurchase proceeds $2,067,327)
(cost $2,067,000)                                         985,000           1,082,000          2,067,000
                                                     ---------------------------------------------------

TOTAL INVESTMENTS - 100.7% (COST $95,111,086)
                                                     ---------------------------------------------------
                                                       37,105,070          49,452,640         86,557,710
OTHER ASSETS & LIABILITIES, NET - (0.7)%                   47,929            (653,146)          (605,217)
                                                     ---------------------------------------------------
NET ASSETS - 100.0%                                  $ 37,152,999        $ 48,799,494        $85,952,493
                                                     ===================================================

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c) As of June 30, 2002, the fund held shares of WorldCom, Inc, representing 0.2% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.

                                                                % OF
SUMMARY OF SECURITIES BY COUNTRY            VALUE         TOTAL INVESMENTS
                                        ------------      ----------------
United States                           $ 22,055,959                 25.5%
United Kingdom                            12,958,204                 15.0%
Japan                                     10,212,642                 11.8%
Italy                                      8,405,889                  9.7%
China                                      8,509,176                  9.8%
France                                     6,313,499                  7.3%
Spain                                      3,556,659                  4.1%
Switzerland                                2,752,102                  3.2%
Germany                                    3,039,497                  3.5%
Denmark                                    2,239,564                  2.6%
Ireland                                    1,628,953                  1.9%
Netherlands                                1,417,685                  1.6%
Australia                                  1,218,201                  1.4%
Portugal                                   1,412,959                  1.6%
Finland                                      371,778                  0.4%
Singapore                                    238,536                  0.3%
New Zealand                                  224,859                  0.3%
Thailand                                       1,243                  0.0%
Belgium                                          305                  0.0%
                                        ----------------------------------
                                        $ 86,557,710                100.0%
                                        ==================================

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                            Name
NZD                         New Zealand Dollars

Percentages are based on Net Assets of the Pro Forma combined.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL           COLONIAL        STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL UTILITIES
    FOR GROWTH       HORIZONS FUND         FUND
    SHARES OR          SHARES OR        SHARES OR       PRO FORMA
       PAR                PAR              PAR          COMBINED
                                                                    COMMON STOCKS - 97.2%
                                                                    CONSUMER DISCRETIONARY - 0.7%
                                                                    AUTOMOBILES & COMPONENTS - 0.7%
                                                                    AUTOMOBILE MANUFACTURERS - 0.7%
      7,000               1,500               --           8,500    Honda Motor Co. Ltd.
     11,100               2,300               --          13,400    Toyota Motor Corp.

                                                                    CONSUMER DURABLES & APPAREL - 1.8%
                                                                    APPAREL & ACCESSORIES - 1.2%
     10,200               2,058               --          12,258    Christian Dior SA
    100,813              20,959               --         121,772    Marks & Spencer PLC

                                                                    HOTELS, RESTAURANTS & LEISURE - 0.6%
                                                                    RESTAURANTS - 0.6%
     71,390              14,955               --          86,345    Compass Group PLC

                                                                    CONSUMER STAPLES - 12.1%
                                                                    FOOD & DRUG RETAILING - 2.5%
                                                                    FOOD RETAIL - 2.5%
     14,234               2,364               --          16,598    Carrefour SA
     18,000               4,000               --          22,000    Seven-Eleven Japan Co., Ltd.
    137,426              27,553               --         164,979    Tesco PLC

                                                                    FOOD, BEVERAGES & TOBACCO - 6.9%
                                                                    BREWERS - 1.6%
    215,189              41,396               --         256,585    Foster's Group Ltd.
     15,567               3,905               --          19,472    Heineken N.V. (a)

                                                                    DISTILLERS & VINTNERS - 1.3%
     79,600              16,000               --          95,600    Diageo PLC

                                                                    PACKAGED FOODS - 1.7%
     35,000                  --               --          35,000    Reckitt Benckiser PLC
     78,430              15,368               --          93,798    Unilever PLC

                                                                    SOFT DRINKS - 2.3%
      9,400               1,900               --          11,300    Ito En, Ltd.
      6,330               1,110               --           7,440    Nestle SA, Registered

                                                                    HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
                                                                    HOUSEHOLD PRODUCTS - 1.1%
     38,000               8,000               --          46,000    Kao Corp.

                                                                    PERSONAL PRODUCTS - 1.6%
      3,600                 700               --           4,300    Beiersdorf AG

                                            COLONIAL           COLONIAL          STEIN ROE
                                       INTERNATIONAL FUND    INTERNATIONAL   GLOBAL UTILITIES
                                           FOR GROWTH        HORIZONS FUND         FUND         PRO FORMA
                                              VALUE              VALUE             VALUE        COMBINED
COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 0.7%
AUTOMOBILES & COMPONENTS - 0.7%
AUTOMOBILE MANUFACTURERS - 0.7%
Honda Motor Co. Ltd.                   $    284,484          $    60,961     $         --       $   345,445
Toyota Motor Corp.                          295,171               61,161               --           356,332
                                       --------------------------------------------------------------------
                                            579,655              122,122               --           701,777
                                       --------------------------------------------------------------------

CONSUMER DURABLES & APPAREL - 1.8%
APPAREL & ACCESSORIES - 1.2%
Christian Dior SA                           394,439               79,584               --           474,023
Marks & Spencer PLC                         575,376              119,621               --           694,997
                                       --------------------------------------------------------------------
                                            969,815              199,205               --         1,169,020
                                       --------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 0.6%
RESTAURANTS - 0.6%
Compass Group PLC                           430,973               90,282               --           521,255
                                       --------------------------------------------------------------------

CONSUMER STAPLES - 12.1%
FOOD & DRUG RETAILING - 2.5%
FOOD RETAIL - 2.5%
Carrefour SA                                773,432              128,453               --           901,885
Seven-Eleven Japan Co., Ltd.                710,457              157,879               --           868,336
Tesco PLC                                   501,851              100,618               --           602,469
                                       --------------------------------------------------------------------
                                          1,985,740              386,950               --         2,372,690
                                       --------------------------------------------------------------------

FOOD, BEVERAGES & TOBACCO - 6.9%
BREWERS - 1.6%
Foster's Group Ltd.                         572,393              110,112               --           682,505
Heineken N.V. (a)                           685,952              172,072               --           858,024
                                       --------------------------------------------------------------------
                                          1,258,345              282,184               --         1,540,529
                                       --------------------------------------------------------------------

DISTILLERS & VINTNERS - 1.3%
Diageo PLC                                1,031,461              207,329               --         1,238,790
                                       --------------------------------------------------------------------

PACKAGED FOODS - 1.7%
Reckitt Benckiser PLC                       631,327              126,265               --           757,592
Unilever PLC                                722,068              141,486               --           863,554
                                       --------------------------------------------------------------------
                                          1,353,395              267,751               --         1,621,146
                                       --------------------------------------------------------------------

SOFT DRINKS - 2.3%
Ito En, Ltd.                                356,867               72,133               --           429,000
Nestle SA, Registered                     1,483,026              260,057               --         1,743,083
                                       --------------------------------------------------------------------
                                          1,839,893              332,190               --         2,172,083
                                       --------------------------------------------------------------------

HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
HOUSEHOLD PRODUCTS - 1.1%
Kao Corp.                                   877,033              184,638               --         1,061,671
                                       --------------------------------------------------------------------

PERSONAL PRODUCTS - 1.6%
Beiersdorf AG                               435,524               84,685               --           520,209

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL           COLONIAL        STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL UTILITIES
    FOR GROWTH       HORIZONS FUND         FUND
    SHARES OR          SHARES OR        SHARES OR       PRO FORMA
       PAR                PAR              PAR          COMBINED
     10,008               2,060               --          12,068    L'Oreal SA

                                                                    ENERGY - 0.8%
                                                                    INTEGRATED OIL & GAS - 0.8%
     76,274              15,622               --          91,896    British Petroleum Ltd.

                                                                    FINANCIALS - 7.5%
                                                                    BANKS - 3.9%
     56,300              11,800               --          68,100    Anglo Irish Bank Corp. PLC (a)
     45,000               8,500               --          53,500    Banca Fideuram S.p.A.
     10,503               2,216               --          12,719    Banco Popular Espanol SA
     34,800               6,700               --          41,500    Commonwealth Bank Of Australia
     34,000               7,000               --          41,000    DBS Bank Ltd.
     37,000               7,085               --          44,085    Lloyds TSB Group PLC
     23,503               4,834               --          28,337    Royal Bank Of Scotland Group PLC

                                                                    DIVERSIFIED FINANCIALS - 1.5%
                                                                    DIVERSIFIED FINANCIAL SERVICES - 1.1%
     67,500              13,500               --          81,000    Bank of Ireland
     30,555                  --               --          30,555    Fortis
        525                  --               --             525    Fortis Bank Nederland (a)

                                                                    MULTI-SECTOR HOLDINGS - 0.4%
     46,000              10,000               --          56,000    Hutchison Whampoa Ltd.

                                                                    INSURANCE - 2.1%
                                                                    LIFE & HEALTH INSURANCE - 1.0%
     53,900              11,200               --          65,100    Irish Life & Permanent PLC

                                                                    MULTI-LINE INSURANCE - 0.6%
      2,341                 395               --           2,736    Allianz AG

                                                                    REINSURANCE - 0.5%
      1,661                 347               --           2,008    Muenchener Rueckversicherungs - Registered Shares

                                                                    HEALTH CARE - 8.3%
                                                                    HEALTH CARE EQUIPMENT & SERVICES - 1.0%
                                                                    HEALTH CARE SUPPLIES - 1.0%
    147,600              29,600               --         177,200    Smith & Nephew PLC

                                                                    PHARMACEUTICALS & BIOTECHNOLOGY - 7.3%
                                                                    BIOTECHNOLOGY - 0.9%
     32,338               6,642               --          38,980    GlaxoSmithKline PLC

                                                                    PHARMACEUTICALS - 6.4%
     11,740               2,468               --          14,208    Altana AG (a)
     10,808               1,981               --          12,789    AstraZenca Group PLC
      8,889               1,700               --          10,589    Aventis SA  (France)
     16,680               2,360               --          19,040    Novartis, Registered
      4,100                 800               --           4,900    Roche Holding AG Genusscheine (a)
      6,982               1,472               --           8,454    Sanofi-Synthelabo SA
     11,600               2,920               --          14,520    Schering AG
        333                  85               --             418    Serono SA
     21,000               4,000               --          25,000    Takeda Chemical Industries Ltd.

                                                                    INDUSTRIALS - 13.8%
                                                                    CAPITAL GOODS - 0.6%
                                                                    ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
    394,500              96,651               --         491,151    Johnson Electric Holdings Ltd.

                                                         COLONIAL           COLONIAL          STEIN ROE
                                                    INTERNATIONAL FUND    INTERNATIONAL   GLOBAL UTILITIES
                                                        FOR GROWTH        HORIZONS FUND         FUND         PRO FORMA
                                                           VALUE              VALUE             VALUE        COMBINED
L'Oreal SA                                               783,951              161,365               --           945,316
                                                    --------------------------------------------------------------------
                                                       1,219,475              246,050               --         1,465,525
                                                    --------------------------------------------------------------------
ENERGY - 0.8%
INTEGRATED OIL & GAS - 0.8%
British Petroleum Ltd.                                   640,319              131,146               --           771,465
                                                    --------------------------------------------------------------------

FINANCIALS - 7.5%
BANKS - 3.9%
Anglo Irish Bank Corp. PLC (a)                           364,532               76,403               --           440,935
Banca Fideuram S.p.A.                                    281,551               53,182               --           334,733
Banco Popular Espanol SA                                 466,246               98,372               --           564,618
Commonwealth Bank Of Australia                           645,808              124,337               --           770,145
DBS Bank Ltd.                                            238,536               49,110               --           287,646
Lloyds TSB Group PLC                                     370,041               70,858               --           440,899
Royal Bank Of Scotland Group PLC                         669,351              137,669               --           807,020
                                                    --------------------------------------------------------------------
                                                       3,036,065              609,931               --         3,645,996
                                                    --------------------------------------------------------------------

DIVERSIFIED FINANCIALS - 1.5%
DIVERSIFIED FINANCIAL SERVICES - 1.1%
Bank of Ireland                                          845,990              169,198               --         1,015,188
Fortis                                                       303                   --               --               303
Fortis Bank Nederland (a)                                      2                   --               --                 2
                                                    --------------------------------------------------------------------
                                                         846,295              169,198               --         1,015,493
                                                    --------------------------------------------------------------------

MULTI-SECTOR HOLDINGS - 0.4%
Hutchison Whampoa Ltd.                                   343,528               74,680               --           418,208
                                                    --------------------------------------------------------------------

INSURANCE - 2.1%
LIFE & HEALTH INSURANCE - 1.0%
Irish Life & Permanent PLC                               782,963              162,693               --           945,656
                                                    --------------------------------------------------------------------

MULTI-LINE INSURANCE - 0.6%
Allianz AG                                               470,743               79,429               --           550,172
                                                    --------------------------------------------------------------------

REINSURANCE - 0.5%
Muenchener Rueckversicherungs - Registered Shares        394,448               82,404               --           476,852
                                                    --------------------------------------------------------------------

HEALTH CARE - 8.3%
HEALTH CARE EQUIPMENT & SERVICES - 1.0%
HEALTH CARE SUPPLIES - 1.0%
Smith & Nephew PLC                                       821,298              164,705               --           986,003
                                                    --------------------------------------------------------------------

PHARMACEUTICALS & BIOTECHNOLOGY - 7.3%
BIOTECHNOLOGY - 0.9%
GlaxoSmithKline PLC                                      702,113              144,209               --           846,322
                                                    --------------------------------------------------------------------

PHARMACEUTICALS - 6.4%
Altana AG (a)                                            593,681              124,804               --           718,485
AstraZenca Group PLC                                     446,507               81,840               --           528,347
Aventis SA  (France)                                     632,396              120,944               --           753,340
Novartis, Registered                                     737,091              104,289               --           841,380
Roche Holding AG Genusscheine (a)                        311,424               60,766               --           372,190
Sanofi-Synthelabo SA                                     426,457               89,909               --           516,366
Schering AG                                              728,650              183,419               --           912,069
Serono SA                                                220,561               56,299               --           276,860
Takeda Chemical Industries Ltd.                          923,694              175,942               --         1,099,636
                                                    --------------------------------------------------------------------
                                                       5,020,461              998,212               --         6,018,673
                                                    --------------------------------------------------------------------

INDUSTRIALS - 13.8%
CAPITAL GOODS - 0.6%
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
Johnson Electric Holdings Ltd.                           467,840               96,651               --           564,491
                                                    --------------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL           COLONIAL        STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL UTILITIES
    FOR GROWTH       HORIZONS FUND         FUND
    SHARES OR          SHARES OR        SHARES OR       PRO FORMA
       PAR                PAR              PAR          COMBINED
                                                                    COMMERCIAL SERVICES & SUPPLIES - 2.2%
                                                                    DIVERSIFIED COMMERCIAL SERVICES - 1.4%
      8,700               1,800               --          10,500    Park24 Co., Ltd.
     19,000               4,000               --          23,000    Secom Co., Ltd.

                                                                    EMPLOYMENT SERVICES - 0.8%
    125,852              25,257               --         151,109    Capita Group PLC

                                                                    TRANSPORTATION - 11.0%
                                                                    AIR FREIGHT & COURIERS - 0.9%
     32,268               6,524               --          38,792    TNT Post Group N.V.

                                                                    AIRPORT SERVICES - 0.8%
     63,929              13,150               --          77,079    British Airport Authority PLC

                                                                    HIGHWAYS & RAIL INFRASTRUCTURE - 9.3%
         --                  --          125,000         125,000    Autopistas Concesionaria Espanola SA
         --                  --           50,000          50,000    Autoroutes du Sud de la France
         --                  --          250,000         250,000    Bristo-Auto Estradas de Portugal SA
    121,000              24,603          270,000         415,603    Concessioni e Costruzioni Autostrade
         --                  --        4,000,000       4,000,000    Jiangsu Expressway Co., Ltd., Class H

                                                                    INFORMATION TECHNOLOGY - 3.9%
                                                                    SOFTWARE & SERVICES - 1.1%
                                                                    APPLICATION SOFTWARE - 1.1%
     10,387               2,129               --          12,516    Dassault Systemes SA
      4,200                 900               --           5,100    SAP AG

                                                                    TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
                                                                    OFFICE ELECTRONICS - 1.2%
     26,000               5,000               --          31,000    Canon, Inc.

                                                                    SEMICONDUCTORS - 1.1%
      3,800                 700               --           4,500    Murata Manufacturing Co., Ltd.
      3,000                 600               --           3,600    Rohm Co., Ltd.
      5,909               1,320               --           7,229    STMicroelectronics N.V.

                                                                    TELECOMMUNICATIONS EQUIPMENT - 0.5%
     25,300               5,153               --          30,453    Nokia Oyj

                                                                    MATERIALS - 1.1%
                                                                    INDUSTRIAL GAS - 1.1%
      5,505               1,133               --           6,638    L'Air Liquide SA

                                                                    TELECOMMUNICATION SERVICES - 5.7%
                                                                    DIVERSIFIED TELECOMMUNICATION SERVICES - 5.7%
                                                                    INTEGRATED TELECOMMUNICATION SERVICES - 4.1%
         --                  --           53,100          53,100    AT&T Corp.
         --                  --           25,600          25,600    BellSouth Corp.
         --                  --          126,700         126,700    Qwest Communications International, Inc.
         --                  --           35,539          35,539    SBC Communications, Inc., Class A
         --                  --           25,900          25,900    Verizon Communications
         --                  --           60,388          60,388    World Com, Inc., - MCI Group (c)
         --                  --           98,800          98,800    World Com, Inc., - World Com Group (a) (c)

                                                     COLONIAL           COLONIAL          STEIN ROE
                                                INTERNATIONAL FUND    INTERNATIONAL   GLOBAL UTILITIES
                                                    FOR GROWTH        HORIZONS FUND         FUND         PRO FORMA
                                                       VALUE              VALUE             VALUE        COMBINED
COMMERCIAL SERVICES & SUPPLIES - 2.2%
DIVERSIFIED COMMERCIAL SERVICES - 1.4%
Park24 Co., Ltd.                                     149,141               30,857               --           179,998
Secom Co., Ltd.                                      934,231              196,680               --         1,130,911
                                                --------------------------------------------------------------------
                                                   1,083,372              227,537               --         1,310,909
                                                --------------------------------------------------------------------

EMPLOYMENT SERVICES - 0.8%
Capita Group PLC                                     603,178              121,051               --           724,229
                                                --------------------------------------------------------------------

TRANSPORTATION - 11.0%
AIR FREIGHT & COURIERS - 0.9%
TNT Post Group N.V.                                  731,733              147,943               --           879,676
                                                --------------------------------------------------------------------

AIRPORT SERVICES - 0.8%
British Airport Authority PLC                        587,096              120,764               --           707,860
                                                --------------------------------------------------------------------

HIGHWAYS & RAIL INFRASTRUCTURE - 9.3%
Autopistas Concesionaria Espanola SA                      --                   --        1,394,367         1,394,367
Autoroutes du Sud de la France                            --                   --        1,363,381         1,363,381
Bristo-Auto Estradas de Portugal SA                       --                   --        1,412,959         1,412,959
Concessioni e Costruzioni Autostrade               1,006,612              204,675        2,246,158         3,457,445
Jiangsu Expressway Co., Ltd., Class H                     --                   --        1,089,751         1,089,751
                                                --------------------------------------------------------------------
                                                   1,006,612              204,675        7,506,616         8,717,903
                                                --------------------------------------------------------------------

INFORMATION TECHNOLOGY - 3.9%
SOFTWARE & SERVICES - 1.1%
APPLICATION SOFTWARE - 1.1%
Dassault Systemes SA                                 476,339               97,634               --           573,973
SAP AG                                               416,451               89,239               --           505,690
                                                --------------------------------------------------------------------
                                                     892,790              186,873               --         1,079,663
                                                --------------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
OFFICE ELECTRONICS - 1.2%
Canon, Inc.                                          984,906              189,405               --         1,174,311
                                                --------------------------------------------------------------------

SEMICONDUCTORS - 1.1%
Murata Manufacturing Co., Ltd.                       244,679               45,073               --           289,752
Rohm Co., Ltd.                                       448,802               89,760               --           538,562
STMicroelectronics N.V.                              147,941               33,048               --           180,989
                                                --------------------------------------------------------------------
                                                     841,422              167,881               --         1,009,303
                                                --------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT - 0.5%
Nokia Oyj                                            371,778               75,722               --           447,500
                                                --------------------------------------------------------------------

MATERIALS - 1.1%
INDUSTRIAL GAS - 1.1%
L'Air Liquide SA                                     850,374              175,010               --         1,025,384
                                                --------------------------------------------------------------------

TELECOMMUNICATION SERVICES - 5.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.7%
INTEGRATED TELECOMMUNICATION SERVICES - 4.1%
AT&T Corp.                                                --                   --          568,170           568,170
BellSouth Corp.                                           --                   --          806,400           806,400
Qwest Communications International, Inc.                  --                   --          354,760           354,760
SBC Communications, Inc., Class A                         --                   --        1,083,940         1,083,940
Verizon Communications                                    --                   --        1,039,885         1,039,885
World Com, Inc., - MCI Group (c)                          --                   --            6,878             6,878
World Com, Inc., - World Com Group (a) (c)                --                   --           11,253            11,253
                                                --------------------------------------------------------------------
                                                          --                   --        3,871,286         3,871,286
                                                --------------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL           COLONIAL        STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL UTILITIES
    FOR GROWTH       HORIZONS FUND         FUND
    SHARES OR          SHARES OR        SHARES OR       PRO FORMA
       PAR                PAR              PAR          COMBINED
                                                                    WIRELESS TELECOMMUNICATION SERVICES - 1.6%
        190                  40               --             230    NTT DoCoMo, Inc.
     60,255              14,128               --          74,383    Telecom Italia Mobile S.p.A.
    350,939              73,552               --         424,491    Vodafone Group PLC

                                                                    UTILITIES - 41.5%
                                                                    ELECTRIC UTILITIES - 17.8%
         --                  --           32,500          32,500    Allegheny Energy, Inc.
         --                  --            5,000           5,000    American Electric Power Co., Inc.
         --                  --        2,500,000       2,500,000    Beijing Datang Power Generation Co., Ltd., Class H
         --                  --           37,400          37,400    CMS Energy Corp.
         --                  --           88,700          88,700    Edison International
         --                  --           21,100          21,100    Exelon Corp.
         --                  --           16,000          16,000    FPL Group, Inc.
         --                  --           12,300          12,300    FirstEnergy Corp.
         --                  --        3,500,000       3,500,000    Huaneng Power International, Inc.
         --                  --           27,400          27,400    Northeast Utilities
         --                  --           68,000          68,000    PG&E Corp. (a)
         --                  --           37,000          37,000    PNM Resources, Inc.
         --                  --           19,500          19,500    Pinnacle West Capital Corp.
         --                  --           33,300          33,300    Potomac Electric Power Co.
         --                  --            9,000           9,000    Public Service Enterprise Group, Inc.
         --                  --          135,000         135,000    Scottish & Southern Energy PLC
         --                  --            7,700           7,700    TXU Corp.
         --                  --           64,800          64,800    Xcel Energy, Inc.

                                                                    GAS UTILITIES - 15.3%
         --                  --           25,900          25,900    El Paso Corp.
         --                  --          100,000         100,000    Enagas
         --                  --           55,000          55,000    Gas Natural SDG SA
    326,330              69,400        1,650,000       2,045,730    Hong Kong & China Gas Co., Ltd.
     72,300              14,900          200,000         287,200    Italgas S.p.A.
         --                  --          400,000         400,000    Lattice Group PLC
    182,000              37,000          600,000         819,000    Osaka Gas Co., Ltd.
         --                  --          535,000         535,000    Snam Rete Gas S.p.A.
         --                  --          600,000         600,000    Tokyo Gas Co., Ltd. (a)

                                                                    MULTI-UTILITIES - 7.3%
         --                  --           22,100          22,100    Auqila, Inc.
         --                  --           58,200          58,200    Calpine Corp.
         --                  --           39,400          39,400    Duke Energy Corp.
         --                  --        1,130,000       1,130,000    Energy East Corp.
         --                  --           20,000          20,000    E.On AG
         --                  --           27,000          27,000    RWE AG
         --                  --           56,200          56,200    The Williams Cos., Inc.
         --                  --           15,000          15,000    Vivendi Environment
         --                  --           58,000          58,000    Westar Energy, Inc.

                                                                    WATER UTILITIES - 1.1%
         --                  --           90,000          90,000    Severn Trent Water PLC

                                                                    Total Common Stocks - 97.2% (cost $100,803,409)

                                                                    CORPORATE BOND - 0.3%
                                                                    BANKING & FINANCIAL SERVICES - 0.3%
                                                                    FINANCE COMPANIES - 0.3%
    496,375                  --              NZD         496,375    Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)

                                                          COLONIAL           COLONIAL          STEIN ROE
                                                     INTERNATIONAL FUND    INTERNATIONAL   GLOBAL UTILITIES
                                                         FOR GROWTH        HORIZONS FUND         FUND         PRO FORMA
                                                            VALUE              VALUE             VALUE        COMBINED
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
NTT DoCoMo, Inc.                                          468,704               98,675               --           567,379
Telecom Italia Mobile S.p.A.                              247,945               58,136               --           306,081
Vodafone Group PLC                                        478,930              100,377               --           579,307
                                                     --------------------------------------------------------------------
                                                        1,195,579              257,188               --         1,452,767
                                                     --------------------------------------------------------------------

UTILITIES - 41.5%
ELECTRIC UTILITIES - 17.8%
Allegheny Energy, Inc.                                         --                   --          836,875           836,875
American Electric Power Co., Inc.                              --                   --          200,100           200,100
Beijing Datang Power Generation Co., Ltd., Class H             --                   --        1,113,789         1,113,789
CMS Energy Corp.                                               --                   --          410,652           410,652
Edison International                                           --                   --        1,507,900         1,507,900
Exelon Corp.                                                   --                   --        1,103,530         1,103,530
FPL Group, Inc.                                                --                   --          959,840           959,840
FirstEnergy Corp.                                              --                   --          410,574           410,574
Huaneng Power International, Inc.                              --                   --        2,871,813         2,871,813
Northeast Utilities                                            --                   --          515,394           515,394
PG&E Corp. (a)                                                 --                   --        1,216,520         1,216,520
PNM Resources, Inc.                                            --                   --          895,400           895,400
Pinnacle West Capital Corp.                                    --                   --          770,250           770,250
Potomac Electric Power Co.                                     --                   --          715,284           715,284
Public Service Enterprise Group, Inc.                          --                   --          389,700           389,700
Scottish & Southern Energy PLC                                 --                   --        1,341,072         1,341,072
TXU Corp.                                                      --                   --          396,935           396,935
Xcel Energy, Inc.                                              --                   --        1,086,696         1,086,696
                                                     --------------------------------------------------------------------
                                                               --                   --       16,742,324        16,742,324
                                                     --------------------------------------------------------------------

GAS UTILITIES - 15.3%
El Paso Corp.                                                  --                   --          533,799           533,799
Enagas                                                         --                   --          632,609           632,609
Gas Natural SDG SA                                             --                   --        1,063,437         1,063,437
Hong Kong & China Gas Co., Ltd.                           433,018               92,089        2,189,437         2,714,544
Italgas S.p.A.                                            806,502              166,209        2,230,988         3,203,699
Lattice Group PLC                                              --                   --        1,048,128         1,048,128
Osaka Gas Co., Ltd.                                       433,750               88,180        1,429,945         1,951,875
Snam Rete Gas S.p.A.                                           --                   --        1,586,133         1,586,133
Tokyo Gas Co., Ltd. (a)                                        --                   --        1,670,778         1,670,778
                                                     --------------------------------------------------------------------
                                                        1,673,270              346,478       12,385,254        14,405,002
                                                     --------------------------------------------------------------------

MULTI-UTILITIES - 7.3%
Auqila, Inc.                                                   --                   --          176,800           176,800
Calpine Corp.                                                  --                   --          409,146           409,146
Duke Energy Corp.                                              --                   --        1,225,340         1,225,340
Energy East Corp.                                              --                   --        1,130,000         1,130,000
E.On AG                                                        --                   --        1,170,029         1,170,029
RWE AG                                                         --                   --        1,069,535         1,069,535
The Williams Cos., Inc.                                        --                   --          336,638           336,638
Vivendi Environment                                            --                   --          464,789           464,789
Westar Energy, Inc.                                            --                   --          890,300           890,300
                                                     --------------------------------------------------------------------
                                                               --                   --        6,872,577         6,872,577
                                                     --------------------------------------------------------------------

WATER UTILITIES - 1.1%
Severn Trent Water PLC                                         --                   --          992,583           992,583
                                                     --------------------------------------------------------------------

Total Common Stocks - 97.2% (cost $100,803,409)        35,893,968            7,252,486       48,370,640        91,517,094
                                                     --------------------------------------------------------------------

CORPORATE BOND - 0.3%
BANKING & FINANCIAL SERVICES - 0.3%
FINANCE COMPANIES - 0.3%
Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)          224,859                   --               --           224,859
                                                     --------------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL           COLONIAL        STEIN ROE
INTERNATIONAL FUND   INTERNATIONAL   GLOBAL UTILITIES
    FOR GROWTH       HORIZONS FUND         FUND
    SHARES OR          SHARES OR        SHARES OR       PRO FORMA
       PAR                PAR              PAR          COMBINED
                                                                    WARRANTS - 0.0% (a)
                                                                    FINANCIALS - 0.0%
                                                                    BANKS - 0.0%
     12,000                  --               --          12,000    Siam Commercial Bank expires 6/22/04 (b) (cost $0)

                                                                    SHORT-TERM OBLIGATION - 2.9%
                                                                    Repurchase agreement with SBC
                                                                    Warburg Ltd., dated 6/28/02,
                                                                    due 07/01/02 at 1.900%,
                                                                    collateralized by U.S. Treasury
                                                                    Bonds and Notes with various
                                                                    maturities to 2027, market value $2,817,609
                                                                    (repurchase proceeds $2,753,436)
    985,000             686,000        1,082,000       2,753,000    (cost $2,753,000)

                                                                    TOTAL INVESTMENTS - 100.4% (COST $104,123,959)

                                                                    OTHER ASSETS & Liabilities, Net - (0.4)%
                                                                    NET ASSETS - 100.0%

                                                             COLONIAL           COLONIAL          STEIN ROE
                                                        INTERNATIONAL FUND    INTERNATIONAL   GLOBAL UTILITIES
                                                            FOR GROWTH        HORIZONS FUND         FUND         PRO FORMA
                                                               VALUE              VALUE             VALUE        COMBINED
WARRANTS - 0.0% (a)
FINANCIALS - 0.0%
BANKS - 0.0%
Siam Commercial Bank expires 6/22/04 (b) (cost $0)             1,243                   --               --             1,243
                                                        --------------------------------------------------------------------

SHORT-TERM OBLIGATION - 2.9%
Repurchase agreement with SBC
Warburg Ltd., dated 6/28/02,
due 07/01/02 at 1.900%,
collateralized by U.S. Treasury
Bonds and Notes with various
maturities to 2027, market value $2,817,609
(repurchase proceeds $2,753,436)
(cost $2,753,000)                                            985,000              686,000        1,082,000         2,753,000
                                                        --------------------------------------------------------------------

TOTAL INVESTMENTS - 100.4% (COST $104,123,959)
                                                        --------------------------------------------------------------------
                                                          37,105,070            7,938,486       49,452,640        94,496,196
OTHER ASSETS & Liabilities, Net - (0.4)%                      47,929              235,472         (653,146)         (369,745)
                                                        --------------------------------------------------------------------
NET ASSETS - 100.0%                                     $ 37,152,999          $ 8,173,958     $ 48,799,494       $94,126,451
                                                        ====================================================================

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c) As of June 30, 2002, the fund held shares of WorldCom, Inc, representing 0.2% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.

                                                                % OF
SUMMARY OF SECURITIES BY COUNTRY            VALUE         TOTAL INVESMENTS
                                        ------------      ----------------
United States                           $ 22,741,959                 24.1%
United Kingdom                            14,892,827                 15.8%
Japan                                     11,663,986                 12.3%
Italy                                      8,888,091                  9.4%
China                                      8,772,596                  9.3%
France                                     7,199,446                  7.6%
Spain                                      3,655,031                  3.9%
Switzerland                                3,233,513                  3.4%
Germany                                    3,039,497                  3.2%
Denmark                                    2,883,544                  3.1%
Ireland                                    1,960,844                  2.1%
Netherlands                                1,737,700                  1.8%
Australia                                  1,452,650                  1.5%
Portugal                                   1,412,959                  1.5%
Finland                                      447,500                  0.5%
Singapore                                    287,646                  0.3%
New Zealand                                  224,859                  0.2%
Thailand                                       1,243                  0.0%
Belgium                                          305                  0.0%
                                        -----------------------------------
                                        $ 94,496,196                100.0%
                                        ===================================

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                            Name
NZD                         New Zealand Dollars

Percentages are based on Net Assets of the Pro Forma combined.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            COLONIAL         STEIN ROE
INTERNATIONAL FUND    GLOBAL EQUITY   GLOBAL UTILITIES
    FOR GROWTH             FUND              FUND
    SHARES OR           SHARES OR         SHARES OR      PRO FORMA
       PAR                 PAR               PAR         COMBINED
                                                                     COMMON STOCKS - 98.0%
                                                                     CONSUMER DISCRETIONARY - 0.7%
                                                                     AUTOMOBILES & COMPONENTS - 0.7%
                                                                     AUTOMOBILE MANUFACTURERS - 0.7%
      7,000                 600                --           7,600    Honda Motor Co. Ltd.
     11,100               1,000                --          12,100    Toyota Motor Corp.

                                                                     CONSUMER DURABLES & APPAREL - 2.0%
                                                                     APPAREL & ACCESSORIES - 1.2%
     10,200                 900                --          11,100    Christian Dior SA
    100,813               8,683                --         109,496    Marks & Spencer PLC

                                                                     HOTELS, RESTAURANTS & LEISURE - 0.5%
                                                                     RESTAURANTS - 0.5%
     71,390               6,211                --          77,601    Compass Group PLC

                                                                     MEDIA - 0.3%
                                                                     BROADCASTING & CABLE TV - 0.1%
         --              10,000                --          10,000    Liberty Media Corp., Class A (a)

                                                                     MOVIES & ENTERTAINMENT - 0.2%
         --               7,000                --           7,000    AOL Time Warner (a)
         --               3,000                --           3,000    Viacom, Inc., Class B (a)

                                                                     RETAILING - 0.1%
                                                                     HOME IMPROVEMENT RETAIL - 0.1%
         --               2,000                --           2,000    Home Depot, Inc.

                                                                     CONSUMER STAPLES - 11.5%
                                                                     FOOD & DRUG RETAILING - 2.4%
                                                                     FOOD RETAIL - 2.4%
     14,234               1,150                --          15,384    Carrefour SA
     18,000               2,000                --          20,000    Seven-Eleven Japan Co., Ltd.
    137,426              12,248                --         149,674    Tesco PLC

                                                                     FOOD, BEVERAGES & TOBACCO - 6.6%
                                                                     BREWERS - 1.5%
    215,189              18,123                --         233,312    Foster's Group Ltd.
     15,567               2,191                --          17,758    Heineken N.V. (a)

                                                                     DISTILLERS & VINTNERS - 1.2%
     79,600               7,100                --          86,700    Diageo PLC

                                                                     PACKAGED FOODS - 1.6%
     35,000               3,100                --          38,100    Reckitt Benckiser PLC
     78,430               6,424                --          84,854    Unilever PLC

                                            COLONIAL           COLONIAL         STEIN ROE
                                       INTERNATIONAL FUND   GLOBAL EQUITY   GLOBAL UTILITIES
                                           FOR GROWTH            FUND             FUND         PRO FORMA
                                              VALUE              VALUE            VALUE        COMBINED
COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 0.7%
AUTOMOBILES & COMPONENTS - 0.7%
AUTOMOBILE MANUFACTURERS - 0.7%
Honda Motor Co. Ltd.                      $ 284,484         $    24,384     $         --       $   308,868
Toyota Motor Corp.                          295,171              26,592               --           321,763
                                       -------------------------------------------------------------------
                                            579,655              50,976               --           630,631
                                       -------------------------------------------------------------------

CONSUMER DURABLES & APPAREL - 2.0%
APPAREL & ACCESSORIES - 1.2%
Christian Dior SA                           394,439              34,803               --           429,242
Marks & Spencer PLC                         575,376              49,557               --           624,933
                                       -------------------------------------------------------------------
                                            969,815              84,360               --         1,054,175
                                       -------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE - 0.5%
RESTAURANTS - 0.5%
Compass Group PLC                           430,973              37,495               --           468,468
                                       -------------------------------------------------------------------

MEDIA - 0.3%
BROADCASTING & CABLE TV - 0.1%
Liberty Media Corp., Class A (a)                 --             100,000               --           100,000
                                       -------------------------------------------------------------------

MOVIES & ENTERTAINMENT - 0.2%
AOL Time Warner (a)                              --             102,970               --           102,970
Viacom, Inc., Class B (a)                        --             133,110               --           133,110
                                       -------------------------------------------------------------------
                                                 --             236,080               --           236,080
                                       -------------------------------------------------------------------

RETAILING - 0.1%
HOME IMPROVEMENT RETAIL - 0.1%
Home Depot, Inc.                                 --              73,460               --            73,460
                                       -------------------------------------------------------------------

CONSUMER STAPLES - 11.5%
FOOD & DRUG RETAILING - 2.4%
FOOD RETAIL - 2.4%
Carrefour SA                                773,432              62,487               --           835,919
Seven-Eleven Japan Co., Ltd.                710,457              78,940               --           789,397
Tesco PLC                                   501,851              44,727               --           546,578
                                       -------------------------------------------------------------------
                                          1,985,740             186,154               --         2,171,894
                                       -------------------------------------------------------------------

FOOD, BEVERAGES & TOBACCO - 6.6%
BREWERS - 1.5%
Foster's Group Ltd.                         572,393              48,206               --           620,599
Heineken N.V. (a)                           685,952              96,545               --           782,497
                                       -------------------------------------------------------------------
                                          1,258,345             144,751               --         1,403,096
                                       -------------------------------------------------------------------

DISTILLERS & VINTNERS - 1.2%
Diageo PLC                                1,031,461              92,002               --         1,123,463
                                       -------------------------------------------------------------------

PACKAGED FOODS - 1.6%
Reckitt Benckiser PLC                       631,327              55,917               --           687,244
Unilever PLC                                722,068              59,143               --           781,211
                                       -------------------------------------------------------------------
                                          1,353,395             115,060                -         1,468,455
                                       -------------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            COLONIAL         STEIN ROE
INTERNATIONAL FUND    GLOBAL EQUITY   GLOBAL UTILITIES
    FOR GROWTH             FUND              FUND
    SHARES OR           SHARES OR         SHARES OR      PRO FORMA
       PAR                 PAR               PAR         COMBINED
                                                                     SOFT DRINKS - 2.2%
      9,400                 800                --          10,200    Ito En, Ltd.
      6,330                 400                --           6,730    Nestle SA, Registered
         --               2,000                --           2,000    PepsiCo., Inc.

                                                                     TOBACCO - 0.1%
         --               3,000                --           3,000    Philip Morris Companies, Inc.

                                                                     HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
                                                                     HOUSEHOLD PRODUCTS - 1.1%
     38,000               4,000                --          42,000    Kao Corp.

                                                                     PERSONAL PRODUCTS - 1.4%
      3,600                 300                --           3,900    Beiersdorf AG
     10,008                 853                --          10,861    L'Oreal SA

                                                                     ENERGY - 1.0%
                                                                     INTEGRATED OIL & GAS - 0.8%
     76,274               6,829                --          83,103    British Petroleum Ltd.

         --               3,800                --           3,800    OIL & GAS DRILLING - 0.1%
                                                                     Ensco International, Inc.

                                                                     OIL & GAS EQUIPMENT & SERVICES - 0.1%
         --               2,000                --           2,000    BJ Services Co. (a)

                                                                     FINANCIALS - 7.4%
                                                                     BANKS - 3.6%
     56,300               5,000                --          61,300    Anglo Irish Bank Corp. PLC (a)
     45,000               3,482                --          48,482    Banca Fideuram S.p.A.
     10,503                 919                --          11,422    Banco Popular Espanol SA
     34,800               2,900                --          37,700    Commonwealth Bank Of Australia
     34,000               3,000                --          37,000    DBS Bank Ltd.
     37,000               4,132                --          41,132    Lloyds TSB Group PLC
     23,503               2,000                --          25,503    Royal Bank Of Scotland Group PLC

                                                                     DIVERSIFIED FINANCIALS - 1.6%
                                                                     DIVERSIFIED FINANCIAL SERVICES - 1.2%
     67,500               6,000                --          73,500    Bank of Ireland
         --               4,000                --           4,000    Citigroup, Inc.
     30,555                  --                --          30,555    Fortis
        525                  --                --             525    Fortis Bank Nederland (a)

                                                                     MULTI-SECTOR HOLDINGS - 0.4%
     46,000               4,000                --          50,000    Hutchison Whampoa Ltd.

                                                                     INSURANCE - 2.2%
                                                                     LIFE & HEALTH INSURANCE - 0.9%
     53,900               4,700                --          58,600    Irish Life & Permanent PLC

                                                                     MULTI-LINE INSURANCE - 0.8%
      2,341                 204                --           2,545    Allianz AG
         --               2,650                --           2,650    American International Group, Inc.

                                                                     REINSURANCE - 0.5%
      1,661                 174                --           1,835    Muenchener Rueckversicherungs - Registered Shares

                                                         COLONIAL           COLONIAL         STEIN ROE
                                                    INTERNATIONAL FUND   GLOBAL EQUITY   GLOBAL UTILITIES
                                                        FOR GROWTH            FUND             FUND         PRO FORMA
                                                           VALUE              VALUE            VALUE        COMBINED
SOFT DRINKS - 2.2%
Ito En, Ltd.                                             356,867              30,372               --           387,239
Nestle SA, Registered                                  1,483,026              93,714               --         1,576,740
PepsiCo., Inc.                                                --              96,400               --            96,400
                                                    -------------------------------------------------------------------
                                                       1,839,893             220,486               --         2,060,379
                                                    -------------------------------------------------------------------

TOBACCO - 0.1%
Philip Morris Companies, Inc.                                 --             131,040               --           131,040
                                                    -------------------------------------------------------------------

HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
HOUSEHOLD PRODUCTS - 1.1%
Kao Corp.                                                877,033              92,319               --           969,352
                                                    -------------------------------------------------------------------

PERSONAL PRODUCTS - 1.4%
Beiersdorf AG                                            435,524              36,294               --           471,818
L'Oreal SA                                               783,951              66,818               --           850,769
                                                    -------------------------------------------------------------------
                                                       1,219,475             103,112               --         1,322,587
                                                    -------------------------------------------------------------------
ENERGY - 1.0%
INTEGRATED OIL & GAS - 0.8%
British Petroleum Ltd.                                   640,319              57,329               --           697,648
                                                    -------------------------------------------------------------------

OIL & GAS DRILLING - 0.1%
Ensco International, Inc.                                     --             103,588               --           103,588
                                                    -------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES - 0.1%
BJ Services Co. (a)                                           --              67,760               --            67,760
                                                    -------------------------------------------------------------------

FINANCIALS - 7.4%
BANKS - 3.6%
Anglo Irish Bank Corp. PLC (a)                           364,532              32,374               --           396,906
Banca Fideuram S.p.A.                                    281,551              21,786               --           303,337
Banco Popular Espanol SA                                 466,246              40,796               --           507,042
Commonwealth Bank Of Australia                           645,808              53,817               --           699,625
DBS Bank Ltd.                                            238,536              21,047               --           259,583
Lloyds TSB Group PLC                                     370,041              41,325               --           411,366
Royal Bank Of Scotland Group PLC                         669,351              56,959               --           726,310
                                                    -------------------------------------------------------------------
                                                       3,036,065             268,104               --         3,304,169
                                                    -------------------------------------------------------------------

DIVERSIFIED FINANCIALS - 1.6%
DIVERSIFIED FINANCIAL SERVICES - 1.2%
Bank of Ireland                                          845,990              75,199               --           921,189
Citigroup, Inc.                                               --             155,000               --           155,000
Fortis                                                       303                  --               --               303
Fortis Bank Nederland (a)                                      2                  --               --                 2
                                                    -------------------------------------------------------------------
                                                         846,295             230,199               --         1,076,494
                                                    -------------------------------------------------------------------

MULTI-SECTOR HOLDINGS - 0.4%
Hutchison Whampoa Ltd.                                   343,528              29,872               --           373,400
                                                    -------------------------------------------------------------------

INSURANCE - 2.2%
LIFE & HEALTH INSURANCE - 0.9%
Irish Life & Permanent PLC                               782,963              68,273               --           851,236
                                                    -------------------------------------------------------------------

MULTI-LINE INSURANCE - 0.8%
Allianz AG                                               470,743              41,022               --           511,765
American International Group, Inc.                            --             180,809               --           180,809
                                                    -------------------------------------------------------------------
                                                         470,743             221,831               --           692,574
                                                    -------------------------------------------------------------------

REINSURANCE - 0.5%
Muenchener Rueckversicherungs - Registered Shares        394,448              41,321               --           435,769
                                                    -------------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            COLONIAL         STEIN ROE
INTERNATIONAL FUND    GLOBAL EQUITY   GLOBAL UTILITIES
    FOR GROWTH             FUND              FUND
    SHARES OR           SHARES OR         SHARES OR      PRO FORMA
       PAR                 PAR               PAR         COMBINED
                                                                     HEALTH CARE - 8.2%
                                                                     HEALTH CARE EQUIPMENT & SERVICES - 0.1%
                                                                     HEALTH CARE EQUIPMENT - 0.1%
         --               3,200                --           3,200    Medtronic, Inc.

                                                                     HEALTH CARE FACILITIES - 0.2%
         --               3,000                --           3,000    HCA, Inc.

                                                                     HEALTH CARE SUPPLIES - 1.0%
    147,600              13,100                --         160,700    Smith & Nephew PLC

                                                                     PHARMACEUTICALS & BIOTECHNOLOGY - 6.9%
                                                                     BIOTECHNOLOGY - 0.8%
     32,338               2,896                --          35,234    GlaxoSmithKline PLC

                                                                     PHARMACEUTICALS - 6.1%
     11,740               1,009                --          12,749    Altana AG (a)
     10,808                 945                --          11,753    AstraZenca Group PLC
      8,889                 531                --           9,420    Aventis SA  (France)
         --                 120                --             120    Aventis SA  (Germany)
     16,680               1,400                --          18,080    Novartis, Registered
         --               4,000                --           4,000    Pfizer, Inc.
      4,100                 300                --           4,400    Roche Holding AG Genusscheine (a)
      6,982                 611                --           7,593    Sanofi-Synthelabo SA
     11,600               1,394                --          12,994    Schering AG
        333                  --                --             333    Serono SA
     21,000               2,000                --          23,000    Takeda Chemical Industries Ltd.

                                                                     INDUSTRIALS - 13.9%
                                                                     CAPITAL GOODS - 0.9%
                                                                     AEROSPACE & DEFENSE - 0.2%
         --               2,000                --           2,000    Lockheed Martin Corp.

                                                                     ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
    394,500              33,500                --         428,000    Johnson Electric Holdings Ltd.

                                                                     INDUSTRIAL CONGLOMERATES - 0.1%
         --               4,100                --           4,100    General Electric Co.

                                                                     COMMERCIAL SERVICES & SUPPLIES - 2.0%
                                                                     DIVERSIFIED COMMERCIAL SERVICES - 1.3%
      8,700                 600                --           9,300    Park24 Co., Ltd.
     19,000               1,500                --          20,500    Secom Co., Ltd.

                                                                     EMPLOYMENT SERVICES - 0.7%
    125,852              11,127                --         136,979    Capita Group PLC

                                                                     TRANSPORTATION - 11.0%
                                                                     AIR FREIGHT & COURIERS - 0.9%
     32,268               2,887                --          35,155    TNT Post Group N.V.

                                                                     AIRPORT SERVICES - 0.7%
     63,929               5,441                --          69,370    British Airport Authority PLC

                                                                     HIGHWAYS & RAIL INFRASTRUCTURE - 9.4%
         --                  --           125,000         125,000    Autopistas Concesionaria Espanola SA
         --                  --            50,000          50,000    Autoroutes du Sud de la France
         --                  --           250,000         250,000    Bristo-Auto Estradas de Portugal SA
    121,000              10,136           270,000         401,136    Concessioni e Costruzioni Autostrade

                                                COLONIAL           COLONIAL         STEIN ROE
                                           INTERNATIONAL FUND   GLOBAL EQUITY   GLOBAL UTILITIES
                                               FOR GROWTH            FUND             FUND         PRO FORMA
                                                  VALUE              VALUE            VALUE        COMBINED
HEALTH CARE - 8.2%
HEALTH CARE EQUIPMENT & SERVICES - 0.1%
HEALTH CARE EQUIPMENT - 0.1%
Medtronic, Inc.                                      --             137,120               --           137,120
                                           -------------------------------------------------------------------

HEALTH CARE FACILITIES - 0.2%
HCA, Inc.                                            --             142,500               --           142,500
                                           -------------------------------------------------------------------

HEALTH CARE SUPPLIES - 1.0%
Smith & Nephew PLC                              821,298              72,893               --           894,191
                                           -------------------------------------------------------------------

PHARMACEUTICALS & BIOTECHNOLOGY - 6.9%
BIOTECHNOLOGY - 0.8%
GlaxoSmithKline PLC                             702,113              62,877               --           764,990
                                           -------------------------------------------------------------------

PHARMACEUTICALS - 6.1%
Altana AG (a)                                   593,681              51,024               --           644,705
AstraZenca Group PLC                            446,507              39,040               --           485,547
Aventis SA  (France)                            632,396              37,777               --           670,173
Aventis SA  (Germany)                                --               8,458               --             8,458
Novartis, Registered                            737,091              61,866               --           798,957
Pfizer, Inc.                                         --             140,000               --           140,000
Roche Holding AG Genusscheine (a)               311,424              22,787               --           334,211
Sanofi-Synthelabo SA                            426,457              37,320               --           463,777
Schering AG                                     728,650              87,564               --           816,214
Serono SA                                       220,561                  --               --           220,561
Takeda Chemical Industries Ltd.                 923,694              87,971               --         1,011,665
                                           -------------------------------------------------------------------
                                              5,020,461             573,807               --         5,594,268
                                           -------------------------------------------------------------------

INDUSTRIALS - 13.9%
CAPITAL GOODS - 0.9%
AEROSPACE & DEFENSE - 0.2%
Lockheed Martin Corp.                                --             139,000               --           139,000
                                           -------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
Johnson Electric Holdings Ltd.                  467,840              39,728               --           507,568
                                           -------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES - 0.1%
General Electric Co.                                 --             119,105               --           119,105
                                           -------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES - 2.0%
DIVERSIFIED COMMERCIAL SERVICES - 1.3%
Park24 Co., Ltd.                                149,141              10,286               --           159,427
Secom Co., Ltd.                                 934,231              73,755               --         1,007,986
                                           -------------------------------------------------------------------
                                              1,083,372              84,041               --         1,167,413
                                           -------------------------------------------------------------------

EMPLOYMENT SERVICES - 0.7%
Capita Group PLC                                603,178              53,329               --           656,507
                                           -------------------------------------------------------------------

TRANSPORTATION - 11.0%
AIR FREIGHT & COURIERS - 0.9%
TNT Post Group N.V.                             731,733              65,468               --           797,201
                                           -------------------------------------------------------------------

AIRPORT SERVICES - 0.7%
British Airport Authority PLC                   587,096              49,968               --           637,064
                                           -------------------------------------------------------------------

HIGHWAYS & RAIL INFRASTRUCTURE - 9.4%
Autopistas Concesionaria Espanola SA                 --                  --        1,394,367         1,394,367
Autoroutes du Sud de la France                       --                  --        1,363,381         1,363,381
Bristo-Auto Estradas de Portugal SA                  --                  --        1,412,959         1,412,959
Concessioni e Costruzioni Autostrade          1,006,612              84,322        2,246,158         3,337,092

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            COLONIAL         STEIN ROE
INTERNATIONAL FUND    GLOBAL EQUITY   GLOBAL UTILITIES
    FOR GROWTH             FUND              FUND
    SHARES OR           SHARES OR         SHARES OR      PRO FORMA
       PAR                 PAR               PAR         COMBINED
         --                  --         4,000,000       4,000,000    Jiangsu Expressway Co., Ltd., Class H

                                                                     INFORMATION TECHNOLOGY - 4.0%
                                                                     SOFTWARE & SERVICES - 1.2%
                                                                     APPLICATION SOFTWARE - 1.1%
     10,387                 930                --          11,317    Dassault Systemes SA
      4,200                 397                --           4,597    SAP AG

                                                                     SYSTEMS SOFTWARE - 0.1%
         --               2,000                --           2,000    Microsoft Corp.(a)

                                                                     TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
                                                                     COMPUTER STORAGE & PERIPHERALS - 0.0%
         --               3,900                --           3,900    EMC Corp. (a)

                                                                     NETWORKING EQUIPMENT - 0.1%
         --               7,000                --           7,000    Cisco Systems, Inc. (a)

                                                                     OFFICE ELECTRONICS - 1.2%
     26,000               2,000                --          28,000    Canon, Inc.

                                                                     SEMICONDUCTORS - 1.1%
      3,800                 300                --           4,100    Murata Manufacturing Co., Ltd.
      3,000                 300                --           3,300    Rohm Co., Ltd.
      5,909                 520                --           6,429    STMicroelectronics N.V.
         --               4,000                --           4,000    Texas Instruments, Inc.

                                                                     TELECOMMUNICATIONS EQUIPMENT - 0.4%
     25,300               2,310                --          27,610    Nokia Oyj

                                                                     MATERIALS - 1.0%
                                                                     INDUSTRIAL GAS - 1.0%
      5,505                 469                --           5,974    L'Air Liquide SA

                                                                     TELECOMMUNICATION SERVICES - 5.6%
                                                                     DIVERSIFIED TELECOMMUNICATION SERVICES - 5.6%
                                                                     INTEGRATED TELECOMMUNICATION SERVICES - 4.2%
         --                  --            53,100          53,100    AT&T Corp.
         --                  --            25,600          25,600    BellSouth Corp.
         --                  --           126,700         126,700    Qwest Communications International, Inc.
         --                  --            35,539          35,539    SBC Communications, Inc., Class A
         --                  --            25,900          25,900    Verizon Communications
         --                  --            60,388          60,388    World Com, Inc., - MCI Group (c)
         --                  --            98,800          98,800    World Com, Inc., - World Com Group (a) (c)

                                                                     WIRELESS TELECOMMUNICATION SERVICES - 1.4%
        190                  20                --             210    NTT DoCoMo, Inc.
     60,255               5,824                --          66,079    Telecom Italia Mobile S.p.A.
    350,939              30,555                --         381,494    Vodafone Group PLC

                                                                     UTILITIES - 42.6%
                                                                     ELECTRIC UTILITIES - 18.3%
         --                  --            32,500          32,500    Allegheny Energy, Inc.
         --                  --             5,000           5,000    American Electric Power Co., Inc.
         --                  --         2,500,000       2,500,000    Beijing Datang Power Generation Co., Ltd., Class H
         --                  --            37,400          37,400    CMS Energy Corp.
         --                  --            88,700          88,700    Edison International
         --                  --            21,100          21,100    Exelon Corp.

                                                          COLONIAL           COLONIAL         STEIN ROE
                                                     INTERNATIONAL FUND   GLOBAL EQUITY   GLOBAL UTILITIES
                                                         FOR GROWTH            FUND             FUND         PRO FORMA
                                                            VALUE              VALUE            VALUE        COMBINED
Jiangsu Expressway Co., Ltd., Class H                          --                  --        1,089,751         1,089,751
                                                     -------------------------------------------------------------------
                                                        1,006,612              84,322        7,506,616         8,597,550
                                                     -------------------------------------------------------------------

INFORMATION TECHNOLOGY - 4.0%
SOFTWARE & SERVICES - 1.2%
APPLICATION SOFTWARE - 1.1%
Dassault Systemes SA                                      476,339              42,649               --           518,988
SAP AG                                                    416,451              39,365               --           455,816
                                                     -------------------------------------------------------------------
                                                          892,790              82,014               --           974,804
                                                     -------------------------------------------------------------------
SYSTEMS SOFTWARE - 0.1%
Microsoft Corp.(a)                                             --             109,400               --           109,400
                                                     -------------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
COMPUTER STORAGE & PERIPHERALS - 0.0%
EMC Corp. (a)                                                  --              29,445               --            29,445
                                                     -------------------------------------------------------------------

NETWORKING EQUIPMENT - 0.1%
Cisco Systems, Inc. (a)                                        --              97,650               --            97,650
                                                     -------------------------------------------------------------------

OFFICE ELECTRONICS - 1.2%
Canon, Inc.                                               984,906              75,762                -         1,060,668
                                                     -------------------------------------------------------------------

SEMICONDUCTORS - 1.1%
Murata Manufacturing Co., Ltd.                            244,679              19,317               --           263,996
Rohm Co., Ltd.                                            448,802              44,880               --           493,682
STMicroelectronics N.V.                                   147,941              13,019               --           160,960
Texas Instruments, Inc.                                        --              94,800               --            94,800
                                                     -------------------------------------------------------------------
                                                          841,422             172,016               --         1,013,438
                                                     -------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT - 0.4%
Nokia Oyj                                                 371,778              33,945               --           405,723
                                                     -------------------------------------------------------------------

MATERIALS - 1.0%
INDUSTRIAL GAS - 1.0%
L'Air Liquide SA                                          850,374              72,472               --           922,846
                                                     -------------------------------------------------------------------

TELECOMMUNICATION SERVICES - 5.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.6%
INTEGRATED TELECOMMUNICATION SERVICES - 4.2%
AT&T Corp.                                                     --                  --          568,170           568,170
BellSouth Corp.                                                --                  --          806,400           806,400
Qwest Communications International, Inc.                       --                  --          354,760           354,760
SBC Communications, Inc., Class A                              --                  --        1,083,940         1,083,940
Verizon Communications                                         --                  --        1,039,885         1,039,885
World Com, Inc., - MCI Group (c)                               --                  --            6,878             6,878
World Com, Inc., - World Com Group (a) (c)                     --                  --           11,253            11,253
                                                     -------------------------------------------------------------------
                                                               --                  --        3,871,286         3,871,286
                                                     -------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES - 1.4%
NTT DoCoMo, Inc.                                          468,704              49,337               --           518,041
Telecom Italia Mobile S.p.A.                              247,945              23,965               --           271,910
Vodafone Group PLC                                        478,930              41,699               --           520,629
                                                     -------------------------------------------------------------------
                                                        1,195,579             115,001               --         1,310,580
                                                     -------------------------------------------------------------------

UTILITIES - 42.6%
ELECTRIC UTILITIES - 18.3%
Allegheny Energy, Inc.                                         --                  --          836,875           836,875
American Electric Power Co., Inc.                              --                  --          200,100           200,100
Beijing Datang Power Generation Co., Ltd., Class H             --                  --        1,113,789         1,113,789
CMS Energy Corp.                                               --                  --          410,652           410,652
Edison International                                           --                  --        1,507,900         1,507,900
Exelon Corp.                                                   --                  --        1,103,530         1,103,530

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            COLONIAL         STEIN ROE
INTERNATIONAL FUND    GLOBAL EQUITY   GLOBAL UTILITIES
    FOR GROWTH             FUND              FUND
    SHARES OR           SHARES OR         SHARES OR      PRO FORMA
       PAR                 PAR               PAR         COMBINED
         --                  --            16,000          16,000    FPL Group, Inc.
         --                  --            12,300          12,300    FirstEnergy Corp.
         --                  --         3,500,000       3,500,000    Huaneng Power International, Inc.
         --                  --            27,400          27,400    Northeast Utilities
         --                  --            68,000          68,000    PG&E Corp. (a)
         --                  --            37,000          37,000    PNM Resources, Inc.
         --                  --            19,500          19,500    Pinnacle West Capital Corp.
         --                  --            33,300          33,300    Potomac Electric Power Co.
         --                  --             9,000           9,000    Public Service Enterprise Group, Inc.
         --                  --           135,000         135,000    Scottish & Southern Energy PLC
         --                  --             7,700           7,700    TXU Corp.
         --                  --            64,800          64,800    Xcel Energy, Inc.

                                                                     GAS UTILITIES - 15.7%
         --                  --            25,900          25,900    El Paso Corp.
         --                  --           100,000         100,000    Enagas
         --                  --            55,000          55,000    Gas Natural SDG SA
    326,330              28,240         1,650,000       2,004,570    Hong Kong & China Gas Co., Ltd.
     72,300               6,200           200,000         278,500    Italgas S.p.A.
         --               4,000                --           4,000    Kinder Morgan, Inc.
         --                  --           400,000         400,000    Lattice Group PLC
    182,000              16,000           600,000         798,000    Osaka Gas Co., Ltd.
         --                  --           535,000         535,000    Snam Rete Gas S.p.A.
         --                  --           600,000         600,000    Tokyo Gas Co., Ltd. (a)

                                                                     MULTI-UTILITIES - 7.5%
         --                  --            22,100          22,100    Auqila, Inc.
         --                  --            58,200          58,200    Calpine Corp.
         --                  --            39,400          39,400    Duke Energy Corp.
         --                  --         1,130,000       1,130,000    Energy East Corp.
         --                  --            20,000          20,000    E.On AG
         --                  --            27,000          27,000    RWE AG
         --                  --            56,200          56,200    The Williams Cos., Inc.
         --                  --            15,000          15,000    Vivendi Environment
         --                  --            58,000          58,000    Westar Energy, Inc.

                                                                     WATER UTILITIES - 1.1%
         --                  --            90,000          90,000    Severn Trent Water PLC

                                                                     Total Common Stocks - 98.0% (cost $99,131,370)

                                                                     CORPORATE BOND - 0.3%
                                                                     BANKING & FINANCIAL SERVICES - 0.3%
                                                                     FINANCE COMPANIES - 0.3%
    496,375                  --               NZD         496,375    Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)

                                                                     WARRANTS - 0.0% (a)
                                                                     FINANCIALS - 0.0%
                                                                     BANKS - 0.0%
     12,000                  --                --          12,000    Siam Commercial Bank expires 6/22/04 (b) (cost $0)


                                                          COLONIAL           COLONIAL         STEIN ROE
                                                     INTERNATIONAL FUND   GLOBAL EQUITY   GLOBAL UTILITIES
                                                         FOR GROWTH            FUND             FUND         PRO FORMA
                                                            VALUE              VALUE            VALUE        COMBINED
FPL Group, Inc.                                                --                  --          959,840           959,840
FirstEnergy Corp.                                              --                  --          410,574           410,574
Huaneng Power International, Inc.                              --                  --        2,871,813         2,871,813
Northeast Utilities                                            --                  --          515,394           515,394
PG&E Corp. (a)                                                 --                  --        1,216,520         1,216,520
PNM Resources, Inc.                                            --                  --          895,400           895,400
Pinnacle West Capital Corp.                                    --                  --          770,250           770,250
Potomac Electric Power Co.                                     --                  --          715,284           715,284
Public Service Enterprise Group, Inc.                          --                  --          389,700           389,700
Scottish & Southern Energy PLC                                 --                  --        1,341,072         1,341,072
TXU Corp.                                                      --                  --          396,935           396,935
Xcel Energy, Inc.                                              --                  --        1,086,696         1,086,696
                                                     -------------------------------------------------------------------
                                                               --                  --       16,742,324        16,742,324
                                                     -------------------------------------------------------------------

GAS UTILITIES - 15.7%
El Paso Corp.                                                  --                  --          533,799           533,799
Enagas                                                         --                  --          632,609           632,609
Gas Natural SDG SA                                             --                  --        1,063,437         1,063,437
Hong Kong & China Gas Co., Ltd.                           433,018              37,473        2,189,437         2,659,928
Italgas S.p.A.                                            806,502              69,161        2,230,988         3,106,651
Kinder Morgan, Inc.                                            --             152,080               --           152,080
Lattice Group PLC                                              --                  --        1,048,128         1,048,128
Osaka Gas Co., Ltd.                                       433,750              38,132        1,429,945         1,901,827
Snam Rete Gas S.p.A.                                           --                  --        1,586,133         1,586,133
Tokyo Gas Co., Ltd. (a)                                        --                  --        1,670,778         1,670,778
                                                     -------------------------------------------------------------------
                                                        1,673,270             296,846       12,385,254        14,355,370
                                                     -------------------------------------------------------------------

MULTI-UTILITIES - 7.5%
Auqila, Inc.                                                   --                  --          176,800           176,800
Calpine Corp.                                                  --                  --          409,146           409,146
Duke Energy Corp.                                              --                  --        1,225,340         1,225,340
Energy East Corp.                                              --                  --        1,130,000         1,130,000
E.On AG                                                        --                  --        1,170,029         1,170,029
RWE AG                                                         --                  --        1,069,535         1,069,535
The Williams Cos., Inc.                                        --                  --          336,638           336,638
Vivendi Environment                                            --                  --          464,789           464,789
Westar Energy, Inc.                                            --                  --          890,300           890,300
                                                     -------------------------------------------------------------------
                                                               --                  --        6,872,577         6,872,577
                                                     -------------------------------------------------------------------

WATER UTILITIES - 1.1%
Severn Trent Water PLC                                         --                  --          992,583           992,583
                                                     -------------------------------------------------------------------

Total Common Stocks - 98.0% (cost $99,131,370)         35,893,968           5,464,281       48,370,640        89,728,889
                                                     -------------------------------------------------------------------

CORPORATE BOND - 0.3%
BANKING & FINANCIAL SERVICES - 0.3%
FINANCE COMPANIES - 0.3%
Bil Finance Ltd., 8.19% 10/15/03 (cost $567,550)          224,859                  --               --           224,859
                                                     -------------------------------------------------------------------

WARRANTS - 0.0% (a)
FINANCIALS - 0.0%
BANKS - 0.0%
Siam Commercial Bank expires 6/22/04 (b) (cost $0)          1,243                  --               --             1,243
                                                     -------------------------------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

     COLONIAL            COLONIAL         STEIN ROE
INTERNATIONAL FUND    GLOBAL EQUITY   GLOBAL UTILITIES
    FOR GROWTH             FUND              FUND
    SHARES OR           SHARES OR         SHARES OR      PRO FORMA
       PAR                 PAR               PAR         COMBINED
                                                                     SHORT-TERM OBLIGATION - 2.4%
                                                                     Repurchase agreement with SBC
                                                                     Warburg Ltd., dated 6/28/02,
                                                                     due 07/01/02 at 1.900%,
                                                                     collateralized by U.S. Treasury
                                                                     Bonds and Notes with various
                                                                     maturities to 2027, market value $2,276,195
                                                                     (repurchase proceeds $2,224,352)
    985,000             157,000         1,082,000       2,224,000    (cost $2,224,000)

                                                                     TOTAL INVESTMENTS - 100.7% (COST $101,922,920)

                                                                     OTHER ASSETS & LIABILITIES, NET - (0.7)%
                                                                     NET ASSETS - 100.0%


                                                      COLONIAL           COLONIAL         STEIN ROE
                                                 INTERNATIONAL FUND   GLOBAL EQUITY   GLOBAL UTILITIES
                                                     FOR GROWTH            FUND             FUND         PRO FORMA
                                                        VALUE              VALUE            VALUE        COMBINED
SHORT-TERM OBLIGATION - 2.4%
Repurchase agreement with SBC
Warburg Ltd., dated 6/28/02,
due 07/01/02 at 1.900%,
collateralized by U.S. Treasury
Bonds and Notes with various
maturities to 2027, market value $2,276,195
(repurchase proceeds $2,224,352)
(cost $2,224,000)                                     985,000             157,000        1,082,000         2,224,000
                                                 -------------------------------------------------------------------

TOTAL INVESTMENTS - 100.7% (COST $101,922,920)
                                                 -------------------------------------------------------------------
                                                   37,105,070           5,621,281       49,452,640        92,178,991
OTHER ASSETS & LIABILITIES, NET - (0.7)%               47,929             (42,885)        (653,146)         (648,102)
                                                 -------------------------------------------------------------------
NET ASSETS - 100.0%                              $ 37,152,999         $ 5,578,396     $ 48,799,494       $91,530,889
                                                 ===================================================================

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c) As of June 30, 2002, the fund held shares of WorldCom, Inc, representing 0.2% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.

                                                                % OF
SUMMARY OF SECURITIES BY COUNTRY            VALUE         TOTAL INVESMENTS
                                        ------------      ----------------
United States                           $ 24,518,196                 26.6%
United Kingdom                            13,772,464                 15.0%
Japan                                     10,864,689                 11.8%
China                                      8,616,249                  9.4%
Italy                                      8,605,123                  9.3%
France                                     6,689,302                  7.3%
Spain                                      3,597,455                  3.9%
Germany                                    3,336,087                  3.6%
Switzerland                                2,930,469                  3.2%
Denmark                                    2,239,564                  2.4%
Ireland                                    1,804,799                  2.0%
Netherlands                                1,579,698                  1.7%
Portugal                                   1,412,959                  1.5%
Australia                                  1,320,224                  1.4%
Finland                                      405,723                  0.4%
Singapore                                    259,583                  0.3%
New Zealand                                  224,859                  0.2%
Thailand                                       1,243                  0.0%
Belgium                                          305                  0.0%
                                        ----------------------------------
                                        $ 92,178,991                100.0%
                                        ==================================

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym                            Name
NZD                         New Zealand Dollars

Percentages are based on Net Assets of the Pro Forma combined.

                                                                      APPENDIX A

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                       Liberty Value Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
               Colonial U.S. Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
              Colonial International Horizons Fund, Variable Series
                  Colonial Global Equity Fund, Variable Series
            Crabbe Huson Real Estate Investment Fund, Variable Series
            Liberty Newport Japan Opportunities Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                 Rydex Financial Services Fund, Variable Series
                     Rydex Health Care Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

      The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2002, and any supplements thereto, which may be obtained at no charge by calling Liberty Funds Distributor, Inc. ("LFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

ITEM                                                                   PAGE
ORGANIZATION AND HISTORY ......................................           3
INVESTMENT MANAGEMENT AND OTHER SERVICES ......................           4
      General .................................................           4
      Trust Charges and Expenses ..............................           7
      Principal Underwriter ...................................          13
      Code of Ethics ..........................................          14
INVESTMENT RESTRICTIONS .......................................          14
      Liberty Value Fund, Variable Series .....................          14
      Stein Roe Global Utilities Fund, Variable Series ........          15
      Colonial International Fund for Growth, Variable Series .          16
      Colonial U.S. Growth & Income Fund, Variable Series .....          17
      Colonial Strategic Income Fund, Variable Series .........          18
      Newport Tiger Fund, Variable Series .....................          19
      Liberty All-Star Equity Fund, Variable Series ...........          20
      Colonial Small Cap Value Fund, Variable Series ..........          22
      Colonial High Yield Securities Fund, Variable Series ....          23
      Colonial International Horizons Fund, Variable Series ...          24
      Colonial Global Equity Fund, Variable Series ............          24
      Crabbe Huson Real Estate Investment Fund, Variable Series          25
      Liberty Newport Japan Opportunities Fund, Variable Series          26
      Liberty Select Value Fund, Variable Series ..............          27
      Rydex Financial Services Fund, Variable Series ..........          28
      Rydex Health Care Fund, Variable Series .................          29
      Liberty S&P 500 Index Fund, Variable Series .............          30
MORE FACTS ABOUT THE TRUST ....................................          31
      Organization ............................................          31
      Trustees and Officers ...................................          31
      Trustee Positions .......................................          36
      Approving the Investment Advisory Contract ..............          36
      Compensation of Trustees ................................          38
      Principal Holders of Securities .........................          48
      Custodian ...............................................          58
OTHER CONSIDERATIONS ..........................................          58
      Portfolio Turnover ......................................          58
      Suspension of Redemptions ...............................          59
      Valuation of Securities .................................          59
      Portfolio Transactions ..................................          59
      Information About the Standard & Poor's 500 Composite ...          68
      Stock Price Index .......................................          68
DESCRIPTION OF CERTAIN INVESTMENTS ............................          68
INVESTMENT PERFORMANCE ........................................          81
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS ..............          87

                            ORGANIZATION AND HISTORY

      Liberty Variable Investment Trust (the "Trust"), a business trust organized under the Laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.

      The Trust currently offers seventeen Funds: Liberty Value Fund, Variable Series ("Value Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund for Growth, Variable Series ("International Fund"); Colonial U.S. Growth & Income Fund, Variable Series ("U.S. Growth Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Colonial High Yield Securities Fund; Variable Series ("High Yield Fund"); Colonial International Horizons Fund, Variable Series, ("International Horizons Fund"); Colonial Global Equity Fund, Variable Series ("Global Equity Fund"); Crabbe Huson Real Estate Investment Fund, Variable Series ("Real Estate Fund"); Liberty Newport Japan Opportunities Fund, Variable Series ("Japan Opportunities Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Rydex Financial Services Fund, Variable Series ("Financial Services Fund"); Rydex Health Care Fund, Variable Series ("Health Care Fund") and Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund"). The Trust may add or delete Funds and/or classes of shares from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund are non-diversified series of the Trust, each representing the entire interest in a separate series of the Trust.

      Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the Value Fund changed its name from "Colonial-Keyport Growth and Income Fund" to "Colonial Growth and Income Fund, Variable Series." Effective June 1, 2000 the Value Fund changed its name from "Colonial Growth and Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Global Utilities Fund changed its name from "Colonial-Keyport Utilities Fund" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to its current name. Effective May 1, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the U.S. Growth Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to its current name. Effective November 15, 1997 the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997 the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.

      The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under "MIXED AND SHARED FUNDING."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL

      Liberty Advisory Services Corp. ("LASC") serves as Manager pursuant to investment advisory agreements between the Trust on behalf of the Funds and LASC (the "Management Agreements"). LASC is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston").

      LASC and the Trust, on behalf of each of the Value Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund have entered into separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of each of the Tiger Fund and Japan Opportunities Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of the Real Estate Fund, have entered into a separate Sub-Advisory Agreement (the "Crabbe Huson Sub-Advisory Agreement," and collectively, with the Colonial Sub-Advisory Agreements, the Stein Roe Sub-Advisory Agreement and the Newport Sub-Advisory Agreement, the "Sub-Advisory Agreements") with Crabbe Huson Group, Inc. ("Crabbe Huson"). Crabbe Huson is an indirect wholly owned subsidiary of FleetBoston.

      Liberty Asset Management Company ("LAMCO") sub-advises the All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of the All-Star Equity Fund, LAMCO and such Portfolio Manager.

      All-Star Equity Fund's current Portfolio Managers are:

            Mastrapasqua & Associates
            Oppenheimer Capital
            Boston Partners Asset Management, L.P.
            Schneider Capital Management Corporation
            TCW Investment Management Company

      Rydex Global Advisors ("Rydex") sub-advises the Financial Services Fund and the Health Care Fund pursuant to the Management Agreement for such Funds and a Portfolio Management Agreement among the Trust, on behalf of the Financial Services Fund and the Health Care Fund, Colonial and Rydex.

      SSgA Funds Management, Inc. ("SSgA") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust on behalf of the 500 Index Fund, Colonial and SSgA.

      LASC. LFG owns all of the outstanding common stock of LASC. LASC's address is One Financial Center, Boston, Massachusetts 02111. The directors and the principal executive officer of LASC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Colonial and Colonial's Portfolio Managers. LFG, One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFG is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Colonial are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the Financial Services Fund and the Health Care Fund:

      - Rydex. Rydex, an investment advisor since 1993, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The trustees and the principal executive officer of Rydex are Albert P. Viragh, Jr. (principal executive officer and trustee), Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville and Roger Somers. Mr. Viragh owns a controlling interest in Rydex. As of February 28, 2002, Rydex managed over $5.4 billion in assets.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the 500 Index Fund:

      - SSgA. SSgA, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which has, as a result of a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2002, State Street Global Advisors had approximately $772.1 billion in assets under management. Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA and are therefore considered controlling persons. SSgA is a subsidiary of State Street Corporation.

      Stein Roe. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Stein Roe are Keith T. Banks .(principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns 75.1% of the outstanding common stock of Newport as of December 31, 2001. Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston, owns the balance. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. Columbia owns all of the outstanding stock of LNH. The directors and the principal executive officer of Newport are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Crabbe Huson. Crabbe Huson, 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, is a wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Crabbe Huson are Keith T. Banks (principal executive officer and director), Joseph R. Palombo, and Roger Sayler.

      LAMCO and LAMCO's Portfolio Managers. LAMCO, One Financial Center, Boston, Massachusetts 02111, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of LAMCO are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for the All-Star Equity Fund:

      - Mastrapasqua & Associates. Mastrapasqua, an investment advisor since 1993, located at 814 Church Street, Suite 600, Nashville, Tennessee 37203, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be controlling persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of February 28, 2002, Mastrapasqua managed $1.7 billion in assets.

      - Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Colin Glinsman. As of December 31, 2001, Oppenheimer Capital managed over $36 billion in assets.

      - Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. The sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond
            J. Heathwood is the President of Boston Partners, Inc. As of February 28, 2002, Boston Partners managed $10.1 billion in assets.


      - Schneider Capital Management Corporation. Schneider Capital Management Corporation ("Schneider"), an investment advisor since 1996, is located at 460 East Swedesford Road, Wayne, Pennsylvania 19087 and is an independently owned firm. Schneider's principal executive officer and sole director is Arnold C. Schneider III. Schneider is 100% employee-owned. As of February 28, 2002, Schneider managed over $1.9 billion in assets.

      - TCW Investment Management Company. Societe Generale S.A. ("Societe Generale") through its wholly owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), purchased The TCW Group Inc. ("The TCW Group") and its subsidiaries, including TCW Investment Management Company ("TCW").

            TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, The TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of The TCW Group. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of The TCW Group own the remaining 49% of the company. Under the terms of the agreement between The TCW Group and SGAM, SGAM will acquire an additional 19% interest in The TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of February 28, 2002, TCW and its affiliates had $86.7 billion in assets under management or committed to management.

      The Management Agreements, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, Colonial, Stein Roe, Newport, Crabbe Huson, LAMCO or LAMCO's Portfolio Managers, Rydex or SSgA (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by LASC or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of LASC or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

TRUST CHARGES AND EXPENSES

      International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999. Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000. Class B shares for all Funds, except for International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund, commenced investment operations on June 1, 2000. Class A shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced investment operations on June 1, 2000. Class A and Class B shares for Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund, commenced investment operations on May 30, 2000.

MANAGEMENT FEES. Each Fund listed below paid LASC management fees as follows during each year in the three-year period ended December 31, 2001, pursuant to the Management Agreements described in the Prospectus:

                                          2001               2000               1999
                                          ----               ----               ----
Value Fund:                           $1,145,972          $1,217,773          $1,157,822
Global Utilities Fund:                   486,048             720,174             554,892
International Fund:                      431,211             642,065             569,988
U.S. Growth Fund:                      1,602,928           1,645,625           1,429,390
Strategic Income Fund:                   947,802           1,028,637             971,490
Tiger Fund:                              348,282             446,975             277,720
All-Star Equity Fund:                    499,847             541,468             493,641
Small Cap Fund:                          118,056              53,931              18,928
High Yield Fund:                         144,771             112,673              61,532
International Horizons Fund:              89,594             101,318              27,964
Global Equity Fund:                       75,122              89,670              31,164
Real Estate Fund:                         46,705              30,938              11,210
Section 1.01 Japan                        18,388              17,254                --
Opportunities Fund:
Select Value Fund:                        65,748              11,300                --
Financial Services Fund:                  31,457               8,024                --
Health Care Fund:                         53,289              10,940                --
500 Index Fund:                           83,290              18,998                --

CERTAIN ADMINISTRATIVE EXPENSES. Prior to July 1, 2001, each Fund paid Colonial or an affiliate thereof an additional fee for pricing and bookkeeping services in the annual amount of $27,000 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates: .04% on the next $550 million; .03% on the next $400 million; and .025% on the excess over $1 billion of the average daily net assets of the Fund for such month. Effective July 1, 2001, Colonial entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

            Under its pricing and bookkeeping agreement with the Funds, Colonial receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and

- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement)]/(average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Colonial for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services:

                                        2001             2000             1999
                                        ----             ----             ----
Value Fund:                           $74,777          $74,890          $74,390
Global Utilities Fund:                 36,680           50,009           40,059
International Fund:                    19,004           34,377           31,946
U.S. Growth Fund:                      83,138           86,096           74,490
Strategic Income Fund:                 63,061           64,709           63,800
Tiger Fund:                            18,858           27,000           27,000
All-Star Equity Fund:                  31,011           33,902           31,497
Small Cap Fund:                        18,389           27,000           27,000
High Yield Fund:                       18,389           27,000           27,000
International Horizons Fund:           18,389           27,000           15,750
Global Equity Fund:                    18,389           27,000           15,750
Real Estate Fund:                      18,523           27,000           15,750
Japan Opportunities Fund:              18,494           16,229               --
Select Value Fund:                     18,494           16,229               --
Financial Services Fund:               18,973           15,750               --
Health Care Fund:                      18,494           16,229               --
500 Index Fund:                        18,494           16,229               --

      In addition, each Fund pays Colonial or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:

                                       2001            2000            1999
                                       ----            ----            ----
Value Fund:                           $7,500          $7,500          $7,500
Global Utilities Fund:                 7,500           7,500           7,500
International Fund:                    7,500           7,500           7,500
U.S. Growth Fund:                      7,500           7,500           7,500
Strategic Income Fund:                 7,500           7,500           7,500
Tiger Fund:                            7,500           7,500           7,500
All-Star Equity Fund:                  7,500           7,499           7,500
Small Cap Fund:                        7,500           7,500           7,500
High Yield Fund:                       7,500           7,500           7,500
International Horizons Fund:           7,500           7,500           4,375
Global Equity Fund:                    7,500           7,500           4,375
Real Estate Fund:                      7,500           7,500           4,375
Japan Opportunities Fund:              7,500           4,508              --
Select Value Fund:                     7,500           4,508              --
Financial Services Fund:               7,500           4,375              --
Health Care Fund:                      7,500           4,375              --
500 Index Fund:                        7,500           4,508              --

12B-1 FEES. During each year in the three-year period ended December 31, 2001, each Fund listed below paid LFD distribution fees as follows, as described in the Prospectus:

                                        2001             2000            1999
                                        ----             ----            ----
Value Fund:                           $11,431          $   295              --
Global Utilities Fund:                      2                2              --
International Fund:                         2                1              --
U.S. Growth Fund:                      34,516            2,124              --
Strategic Income Fund:                 29,568            2,006              --
Tiger Fund:                             3,582              658              --
All-Star Equity Fund:                   9,903            1,496              --
Small Cap Fund:                        16,271            1,641              --
High Yield Fund:                       13,469              797              --
International Horizons Fund:           23,554           27,493          $6,601
Global Equity Fund:                    19,806           23,603           7,044
Real Estate Fund:                      11,585            7,607           2,415
Japan Opportunities Fund:               3,732            3,222              --
Select Value Fund:                     23,260            3,798              --
Financial Services Fund:                8,884            2,157              --
Health Care Fund:                      13,037            2,518              --
500 Index Fund:                        52,682           11,552              --

EXPENSE LIMITATIONS. LASC and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

U.S. Growth Fund:                1.00%
Strategic Income Fund:           1.00%
All-Star Equity Fund:            1.00%
Small Cap Fund:                  1.10%
High Yield Fund:                 0.95%
Japan Opportunities Fund:        1.85%
Select Value Fund:               1.10%
Financial Services Fund:         1.45%
Health Care Fund:                1.60%
500 Index Fund:                  0.75%

      LFD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, LASC will then waive a portion of its management fee to reach the above stated limits.

      LASC has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1 fees, brokerage fees and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of average daily net asset value per annum:

International Horizons Fund:     1.15%
Global Equity Fund:              1.15%
Real Estate Fund:                1.20%

     These arrangements may be terminated or modified by LASC or LFD at any time.

FEES OR EXPENSES WAIVED OR BORNE BY LASC

                                         2001             2000             1999
                                         ----             ----             ----
All-Star Equity Fund:                 $     77          $15,896               --
Small Cap Fund:                         32,441           55,429          $63,222
High Yield Fund:                            --           11,685           49,549
International Horizons Fund:           153,064           42,341           28,328
Global Equity Fund:                    136,366           48,980           27,096
Real Estate Fund:                       84,041           51,233           31,663
Japan Opportunities Fund:               44,809           38,372               --
500 Index Fund:                         58,371           17,830               --
Select Value Fund:                      44,763           21,529               --
Financial Services Fund:                48,627           27,947               --
Health Care Fund:                       40,614           28,416               --

FEES OR EXPENSES WAIVED OR BORNE BY LFD

                                     2001             2000
                                     ----             ----
Strategic Income Fund:             $11,410          $   229
All-Star Equity Fund:                9,903            1,496
Small Cap Fund:                     16,271            1,641
High Yield Fund:                    12,641              797
Japan Opportunities Fund:            3,732            3,222
U.S. Growth Fund:                   29,162            1,142
500 Index Fund:                     52,682           11,552
Select Value Fund:                  23,260            3,798
Value Fund:                             --               45
Financial Services Fund:             8,884            2,157
Health Care Fund:                   13,037            2,518

* There were no fees waived or borne by LFD for the year ended December 31, 1999 for any of the Funds.

SALES-RELATED EXPENSES

      Sales-related expenses of LFD relating to each Fund's Class B shares for the year ended December 31, 2001 were as follows:

                                                          Global
                                             Value       Utilities  International
                                              Fund         Fund         Fund
                                              ----         ----         ----
Fees to Financial Service Firms (FSFs)        $ 9,076        $3        $35,631
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)                                    25,635         0              0
Allocated travel, entertainment and
 other promotional expenses (including
 advertising)                                  14,677         0              0

                                                U.S.       Strategic
                                            Growth Fund   Income Fund    Tiger Fund
                                            -----------   -----------    ----------
Fees to Financial Service Firms (FSFs)        $27,969        $23,813        $3,642
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)                                    75,697         56,937         1,757
Allocated travel, entertainment and
 other promotional expenses (including
  advertising)                                 43,340         32,599         1,006

                                              All-Star     Small Cap      High Yield
                                            Equity Fund       Fund           Fund
                                            -----------       ----           ----
Fees to Financial Service Firms (FSFs)        $ 8,130        $13,310        $10,712
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)                                    11,375         26,836         45,994
Allocated travel, entertainment and
 other promotional expenses (including
 advertising)                                   6,513         15,365         26,333

                                           International     Global         Real
                                             Horizons        Equity        Estate
                                               Fund           Fund          Fund
                                               ----           ----          ----
Fees to Financial Service Firms (FSFs)        $19,398        $16,427        $9,503
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)                                       215            113         2,763
Allocated travel, entertainment and
 other promotional expenses (including
 advertising)                                     123             65         1,582

                                               Japan        Select       Financial
                                           Opportunities     Value        Services
                                               Fund          Fund           Fund
                                               ----          ----           ----
Fees to Financial Service Firms (FSFs)        $3,072        $18,218        $ 7,138
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)                                       40         35,100         10,502
Allocated travel, entertainment and
 other promotional expenses (including
 advertising)                                     23         20,096          6,013

                                               Health         500
                                                Care         Index
                                                Fund          Fund
                                                ----          ----
Fees to Financial Service Firms (FSFs)        $10,562        $42,490
Cost of sales material relating to the
  Fund (including printing and mailing         13,847         78,696
  expenses)
Allocated travel, entertainment and
 other promotional expenses (including
 advertising)                                   7,928         45,057

PRINCIPAL UNDERWRITER

      LFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. LFD is an affiliate of LASC.

      The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. The distributor has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

      CODE OF ETHICS

      The Funds, the Advisor, the Sub-Advisors and LFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                             INVESTMENT RESTRICTIONS

      The investment restrictions specified below with respect to each Fund as "FUNDAMENTAL INVESTMENT POLICIES" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES.  Value Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL UTILITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES.  Global Utilities Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      5. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Global Utilities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL FUND

      FUNDAMENTAL INVESTMENT POLICIES.  International Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets;

      4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

      5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

      6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

      8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

U.S. GROWTH FUND

      FUNDAMENTAL INVESTMENT POLICIES.  U.S. Growth Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry; and

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of U.S. Growth Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets; or

      4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

      FUNDAMENTAL INVESTMENT POLICIES.  Strategic Income Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

      4.    Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

      FUNDAMENTAL INVESTMENT POLICIES.  Tiger Fund may not:

      1. Concentrate more than 25% of the Funds total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      2. Underwrite securities issued by others except when disposing of portfolio securities;

      3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

      4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

      5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

      6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

      7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:

      1.    Invest in companies for the purpose of exercising control;

      2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

      3. Participate on a joint and several basis in any securities trading account;

      4.    Write or trade in put or call options;

      5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

      7.    Engage in short sales of securities.

ALL-STAR EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES.  All-Star Equity Fund may not:

      1. Issue senior securities, except as permitted by paragraph 2. below and to the extent permitted by the 1940 Act;

      2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

      3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

      4. Act as an underwriter of securities of other issuers, except when disposing of securities;

      5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

      6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

      7. Invest in commodities or in commodity contracts (except stock index futures and options);

      8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

      9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

      10.   Purchase securities of any one issuer, if

                  (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

      11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

      12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

      13. Invest for the purpose of exercising control over or management of any company; or

      14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund, which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

SMALL CAP FUND

      FUNDAMENTAL INVESTMENT POLICIES.  Small Cap Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

      4.    Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES.  High Yield Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;


      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;


      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;


      4. Underwrite securities issued by others only when disposing of portfolio securities;


      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of High Yield Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL HORIZONS FUND

      FUNDAMENTAL INVESTMENT POLICIES.  International Horizons Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Horizons Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The Global Equity Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Global Equity Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

REAL ESTATE FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The Real Estate Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets; provided that the Fund may invest in securities that are secured by real estate or interest therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Real Estate Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

JAPAN OPPORTUNITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The Japan Opportunities Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Japan Opportunities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.


SELECT VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The Select Value Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

FINANCIAL SERVICES FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The Financial Services Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Financial Services Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

HEALTH CARE FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The Health Care Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.


      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Health Care Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

500 INDEX FUND

      FUNDAMENTAL INVESTMENT POLICIES.  The 500 Index Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, and, in certain cases, the general account of Keyport Life Insurance Company ("Keyport"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

TRUSTEES AND OFFICERS

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                      Number of
                                Position  Year First                                                Portfolios in
                                  with    Elected or                                                 Fund Complex       Other
            Name, Address       Liberty   Appointed              Principal Occupation(s)             Overseen by     Directorships
               and Age           Funds    to Office              During Past Five Years                Trustee           Held
               -------           -----    ---------              ----------------------                -------           ----
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 46)      Trustee      2000     President of UAL Loyalty Services and               103            None
P.O. Box 66100                                        Executive Vice President of United Airlines
Chicago, IL 60666                                     (airline) since September, 2001 (formerly
                                                      Executive Vice President from July, 1999 to
                                                      September, 2001); Chief Financial Officer of
                                                      United Airlines since July, 1999; Senior
                                                      Vice President and Chief Financial Officer
                                                      of UAL, Inc. prior thereto.

Janet Langford Kelly (Age 44)   Trustee      2000     Executive Vice President-Corporate                  103            None
One Kellogg Square                                    Development and Administration, General
Battle Creek, MI 49016                                Counsel and Secretary, Kellogg Company
                                                      (food manufacturer), since September, 1999;
                                                      Senior Vice President, Secretary and General
                                                      Counsel, Sara Lee Corporation (branded,
                                                      packaged, consumer-products manufacturer)
                                                      prior thereto.

Richard W. Lowry (Age 65)       Trustee      1995     Private Investor since August, 1987                 105            None
10701 Charleston Drive                                (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                  Officer, U.S. Plywood Corporation
                                                      (building products manufacturer)).


Salvatore Macera (Age 70)       Trustee      1998     Private Investor since 1981 (formerly               103            None
26 Little Neck Lane                                   Executive Vice President and Director of
New Seabury, MA  02649                                Itek Corporation (electronics) from 1975 to
                                                      1981).

                                                                                                      Number of
                                Position  Year First                                                Portfolios in
                                  with    Elected or                                                 Fund Complex       Other
            Name, Address       Liberty   Appointed              Principal Occupation(s)             Overseen by     Directorships
               and Age           Funds    to Office              During Past Five Years                Trustee           Held
               -------           -----    ---------              ----------------------                -------           ----
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 59)      Trustee      2000     Van Voorhis Professor, Department of                103            None
Department of Economics                               Economics, University of Washington since
University of Washington                              January, 1976; consultant on econometric
Seattle, WA 98195                                     and statistical matters.

John J. Neuhauser (Age 58)      Trustee      1985     Academic Vice President and Dean of                 105       Saucony, Inc.
84 College Road                                       Faculties since August, 1999, Boston                          (athletic
Chestnut Hill, MA 02467-3838                          College (formerly Dean, Boston College                        footwear);
                                                      School of Management from September,                          SkillSoft Corp.
                                                      1977 to September, 1999).                                     (E-Learning).

Thomas E. Stitzel (Age 66)      Trustee      1998     Business Consultant since 1999 (formerly            103       None
2208 Tawny Woods Place                                Professor of Finance from 1975 to 1999 and
Boise, ID  83706                                      Dean from 1977 to 1991, College of
                                                      Business, Boise State University);
                                                      Chartered Financial Analyst.

Thomas C. Theobald (Age 64)     Trustee      2000     Managing Director, William Blair Capital            103       Xerox
Suite 1300                                            Partners (private equity investing) since                     Corporation
222 West Adams Street                                 September, 1994 (formerly Chief Executive                     (business
Chicago, IL 60606                                     Officer and Chairman of the Board of                          products and
                                                      Directors, Continental Bank Corporation).                     services),
                                                                                                                    Anixter
                                                                                                                    International
                                                                                                                    (network support
                                                                                                                    equipment
                                                                                                                    distributor),
                                                                                                                    Jones Lang
                                                                                                                    LaSalle (real
                                                                                                                    estate
                                                                                                                    management
                                                                                                                    services)
                                                                                                                    and MONY Group
                                                                                                                    (life
                                                                                                                    insurance).

Anne-Lee Verville (Age 56)     Trustee       1998     Author and speaker on educational systems           103       Chairman of the
359 Stickney Hill Road                                needs (formerly General Manager, Global                       Board of
                                                                                                                    Directors,

                                                                                                      Number of
                                Position  Year First                                                Portfolios in
                                  with    Elected or                                                 Fund Complex       Other
            Name, Address       Liberty   Appointed              Principal Occupation(s)             Overseen by     Directorships
               and Age           Funds    to Office              During Past Five Years                Trustee           Held
               -------           -----    ---------              ----------------------                -------           ----
DISINTERESTED TRUSTEES
Hopkinton, NH  03229                                  Education Industry from 1994 to 1997, and
                                                      President, Applications Solutions Division                    Enesco Group,
                                                      from 1991 to 1994, IBM Corporation                            Inc. (designer,
                                                      (global education and global applications)).                  importer and
                                                                                                                    distributor of
                                                                                                                    giftware and
                                                                                                                    collectibles).

                                                                                  Number of
                                                                                Portfolios in
                                Position  Year First                                Fund
                                  with    Elected or                               Complex
            Name, Address        Liberty  Appointed   Principal Occupation(s)   Overseen by        Other Directorships
               and Age            Funds   to Office   During Past Five Years       Trustee                 Held
               -------            -----   ---------   ----------------------       -------                 ----
INTERESTED TRUSTEES

William E. Mayer* (Age 61)       Trustee     1994     Managing Partner,              105            Lee Enterprises
399 Park Avenue                                       Park Avenue Equity                            (print and on-line
Suite 3204                                            Partners (private                             media), WR Hambrecht
New York, NY 10022                                    equity fund) since                            + Co. (financial
                                                      February, 1999                                service provider)
                                                      (formerly Founding                            and Systech Retail
                                                      Partner, Development                          Systems (retail
                                                      Capital LLC from                              industry technology
                                                      November 1996 to                              provider); First
                                                      February, 1999; Dean                          Health (healthcare)
                                                      and Professor,
                                                      College of Business
                                                      and Management,
                                                      University of
                                                      Maryland from
                                                      October, 1992 to
                                                      November, 1996).

Joseph R. Palombo* (Age 48)      Trustee     2000     Chief Operating                103                    None
One Financial Center               and                Officer of Columbia
Boston, MA 02111                Chairman              Management Group,
                                 of the               Inc. since November,
                                  Board               2001; formerly Chief
                                                      Operations Officer
                                                      of Mutual Funds,
                                                      Liberty Financial
                                                      Companies, Inc. from
                                                      August, 2000 to
                                                      November, 2001;
                                                      Executive Vice
                                                      President of Stein
                                                      Roe since April,
                                                      1999; Executive Vice
                                                      President and
                                                      Director of Colonial
                                                      since April, 1999;
                                                      Executive Vice
                                                      President and Chief
                                                      Administrative
                                                      Officer of LFG since
                                                      April, 1999;
                                                      Director of Stein
                                                      Roe since September,
                                                      2000; Trustee and
                                                      Chairman of the
                                                      Board of the Stein
                                                      Roe Mutual Funds
                                                      since October, 2000;
                                                      Manager of Stein Roe
                                                      Floating Rate
                                                      Limited Liability
                                                      Company since
                                                      October, 2000
                                                      (formerly Vice
                                                      President of the
                                                      Liberty Funds from
                                                      April, 1999 to
                                                      August, 2000; Chief
                                                      Operating Officer
                                                      and Chief

                                                                                  Number of
                                                                                Portfolios in
                                Position  Year First                                Fund
                                  with    Elected or                               Complex
            Name, Address        Liberty  Appointed   Principal Occupation(s)   Overseen by        Other Directorships
               and Age            Funds   to Office   During Past Five Years       Trustee                 Held
               -------            -----   ---------   ----------------------       -------                 ----
                                                      Compliance Officer,
                                                      Putnam Mutual Funds
                                                      from December, 1993
                                                      to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                  Year First
                                                  Elected or
        Name, Address             Position with   Appointed                           Principal Occupation(s)
           And Age                Liberty Funds   to Office                           During Past Five Years
           -------                -------------   ----------                          ----------------------
OFFICERS

Keith T. Banks (Age 46)             President        2001     President of the Liberty Funds since November, 2001; Chief Investment
Columbia Management Group, Inc.                               Officer and Chief Executive Officer of Columbia since August, 2000
590 Madison Avenue, 36th Floor                                (formerly Managing Director and Head of U.S. Equity, J.P. Morgan
Mail Stop NY EH 30636A                                        Investment Management from November, 1996 to August, 2000).
New York, NY  10022

Vicki L. Benjamin (Age 40)            Chief          2001     Controller of the Liberty Funds and of the Liberty All-Star Funds
One Financial Center               Accounting                 since May, 2002; Chief Accounting Officer of the Liberty Funds and of
Boston, MA 02111                   Officer and                the Liberty All-Star Funds since June, 2001; Vice President of LFG
                                   Controller                 since April, 2001 (formerly Vice President, Corporate Audit,
                                                              State Street Bank and Trust Company from May, 1998 to April,
                                                              2001; Audit Manager from July, 1994 to June, 1997; Senior
                                                              Audit Manager from July, 1997 to May, 1998, Coopers & Lybrand,
                                                              LLP).

J. Kevin Connaughton (Age 37)       Treasurer        2000     Treasurer of the Liberty Funds and of the Liberty All-Star Funds since
One Financial Center                                          December, 2000 (formerly Controller of the Liberty Funds and of the
Boston, MA 02111                                              Liberty All-Star Funds from February, 1998 to October, 2000);
                                                              Treasurer of the Stein Roe Funds since February, 2001
                                                              (formerly Controller from May, 2000 to February,
                                                              2001); Senior Vice President of LFG since January,
                                                              2001 (formerly Vice President from April, 2000 to
                                                              January, 2001; Vice President of Colonial from
                                                              February, 1998 to October, 2000; Senior Tax Manager,
                                                              Coopers & Lybrand, LLP from April, 1996 to January,
                                                              1998).

Jean S. Loewenberg (Age 56)         Secretary        2002     Secretary of the Liberty Funds and of the Liberty All-Star Funds since
One Financial Center                                          February, 2002; Senior Vice President and Group Senior Counsel,
Boston, MA 02111                                              FleetBoston since November, 1996.

TRUSTEE POSITIONS

         As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

         In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

         The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

         The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Portfolio Transactions."

         The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by the Advisor as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

         Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

         Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

         LASC or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with LASC. For the fiscal and calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                  Total Compensation from the
                             Pension or         Funds and the Fund Complex Paid
                         Retirement Benefits    to the Trustees for the Calendar
                          Accrued as Part of              Year Ended
Trustee                   Fund Expenses (a)          December 31, 2001 (b)
-------                   -----------------          ---------------------
John A. Bacon, Jr. (c)           N/A                     $  95,000
Robert J. Birnbaum               N/A                        25,300
Tom Bleasdale (c)                N/A                       103,000 (d)
William W. Boyd (c)              N/A                        50,000
Lora S. Collins (c)              N/A                        96,000
James E. Grinnell (c)            N/A                       100,300
Douglas A. Hacker                N/A                       109,000
Janet Langford Kelly             N/A                       107,000
Richard W. Lowry                 N/A                       135,300
Salvatore Macera                 N/A                       110,000
William E. Mayer                 N/A                       132,300
James L. Moody, Jr. (c)          N/A                        91,000
Charles R. Nelson                N/A                       109,000
John J. Neuhauser                N/A                       132,510
Joseph R. Palombo (e)            N/A                           N/A
Thomas E. Stitzel                N/A                       109,000
Thomas C. Theobald               N/A                       112,000
Anne-Lee Verville                N/A                       114,000 (f)

                                Aggregate                Aggregate               Aggregate               Aggregate
                            Compensation from        Compensation from       Compensation from       Compensation from
                            the Value Fund for     the Global Utilities      the International        the U.S. Growth
                             the Fiscal Year        Fund for the Fiscal     Fund for the Fiscal     Fund for the Fiscal
                                  Ended                 Year Ended              Year Ended              Year Ended
Trustee                     December 31, 2001        December 31, 2001       December 31, 2001       December 31, 2001
-------                     -----------------        -----------------       -----------------       -----------------
John A. Bacon, Jr. (c)              N/A                     N/A                     N/A                     N/A
Robert J. Birnbaum                 $  0                    $  0                    $  0                    $  0
Tom Bleasdale (c)                     0                       0                       0                       0
William W. Boyd (c)                 N/A                     N/A                     N/A                     N/A
Lora S. Collins (c)                   0                       0                       0                       0
James E. Grinnell (c)                 0                       0                       0                       0
Douglas A. Hacker                   863                     584                     497                     915
Janet Langford Kelly                847                     573                     488                     898
Richard W. Lowry                    875                     592                     504                     927
Salvatore Macera                    871                     589                     502                     924
William E. Mayer                    851                     575                     489                     903
James L. Moody, Jr. (c)               0                       0                       0                       0
Charles R. Nelson                   863                     584                     497                     915
John J. Neuhauser                   853                     579                     492                     904
Joseph R. Palombo (e)               N/A                     N/A                     N/A                     N/A
Thomas E. Stitzel                   863                     584                     497                     915
Thomas C. Theobald                  887                     600                     511                     940
Anne-Lee Verville                  903 (f)                 611 (f)                 520 (f)                 957 (f)

                               Aggregate                Aggregate               Aggregate                Aggregate
                           Compensation from        Compensation from       Compensation from        Compensation from
                             the Strategic         the Tiger Fund for      the All-Star Equity      the Small Cap Fund
                          Income Fund for the        the Fiscal Year       Fund for the Fiscal      for the Fiscal Year
                          Fiscal Year Ended              Ended                 Year Ended                 Ended
Trustee                    December 31, 2001        December 31, 2001       December 31, 2001        December 31, 2001
-------                    -----------------        -----------------       -----------------        -----------------
John A. Bacon, Jr. (c)             N/A                    N/A                      N/A                      N/A
Robert J. Birnbaum                $  0                   $  0                     $  0                     $  0
Tom Bleasdale (c)                    0                      0                        0                        0
William W. Boyd (c)                N/A                    N/A                      N/A                      N/A
Lora S. Collins (c)                  0                      0                        0                        0
James E. Grinnell (c)                0                      0                        0                        0
Douglas A. Hacker                  765                    466                      534                      383
Janet Langford Kelly               751                    457                      524                      376
Richard W. Lowry                   775                    472                      541                      388
Salvatore Macera                   772                    470                      539                      387
William E. Mayer                   754                    458                      526                      377
James L. Moody, Jr. (c)              0                      0                        0                        0
Charles R. Nelson                  765                    466                      534                      383
John J. Neuhauser                  756                    462                      529                      380
Joseph R. Palombo (e)              N/A                    N/A                      N/A                      N/A
Thomas E. Stitzel                  765                    466                      534                      383
Thomas C. Theobald                 786                    478                      549                      393
Anne-Lee Verville                 800 (f)                487 (f)                  559 (f)                  401 (f)

                                                     Aggregate
                             Aggregate            Compensation from           Aggregate               Aggregate
                         Compensation from        the International       Compensation from       Compensation from
                           the High Yield         Horizons Fund for       the Global Equity        the Real Estate
                        Fund for the Fiscal        the Fiscal Year       Fund for the Fiscal     Fund for the Fiscal
                            Year Ended                 Ended                 Year Ended              Year Ended
Trustee                  December 31, 2001        December 31, 2001       December 31, 2001       December 31, 2001
-------                  -----------------        -----------------       -----------------       -----------------
John A. Bacon, Jr. (c)           N/A                     N/A                     N/A                     N/A
Robert J. Birnbaum              $  0                    $  0                    $  0                    $  0
Tom Bleasdale (c)                  0                       0                       0                       0
William W. Boyd (c)              N/A                     N/A                     N/A                     N/A
Lora S. Collins (c)                0                       0                       0                       0
James E. Grinnell (c)              0                       0                       0                       0
Douglas A. Hacker                412                     376                     371                     359
Janet Langford Kelly             404                     368                     364                     352
Richard W. Lowry                 417                     380                     376                     364
Salvatore Macera                 415                     379                     375                     363
William E. Mayer                 406                     370                     365                     354
James L. Moody, Jr. (c)            0                       0                       0                       0
Charles R. Nelson                412                     376                     371                     359
John J. Neuhauser                408                     372                     368                     356
Joseph R. Palombo (e)            N/A                     N/A                     N/A                     N/A
Thomas E. Stitzel                412                     375                     371                     359
Thomas C. Theobald               423                     386                     381                     369
Anne-Lee Verville               430 (f)                 393 (f)                 388 (f)                 376 (f)

                               Aggregate                                        Aggregate
                           Compensation from           Aggregate            Compensation from           Aggregate
                               the Japan           Compensation from          the Financial         Compensation from
                          Opportunities Fund        the Select Value        Services Fund for        the Health Care
                          for the Fiscal Year     Fund for the Fiscal        the Fiscal Year       Fund for the Fiscal
                                Ended                 Year Ended                 Ended                 Year Ended
Trustee                    December 31, 2001       December 31, 2001        December 31, 2001       December 31, 2001
-------                    -----------------       -----------------        -----------------       -----------------
John A. Bacon, Jr. (c)           N/A                      N/A                     N/A                     N/A
Robert J. Birnbaum              $  0                     $  0                    $  0                    $  0
Tom Bleasdale (c)                  0                        0                       0                       0
William W. Boyd (c)              N/A                      N/A                     N/A                     N/A
Lora S. Collins (c)                0                        0                       0                       0
James E. Grinnell (c)              0                        0                       0                       0
Douglas A. Hacker                352                      365                     355                     359
Janet Langford Kelly             345                      358                     349                     352
Richard W. Lowry                 356                      370                     360                     363
Salvatore Macera                 355                      369                     359                     362
William E. Mayer                 346                      360                     350                     353
James L. Moody, Jr. (c)            0                        0                       0                       0
Charles R. Nelson                352                      365                     355                     359
John J. Neuhauser                349                      362                     352                     356
Joseph R. Palombo (e)            N/A                      N/A                     N/A                     N/A
Thomas E. Stitzel                351                      365                     355                     359
Thomas C. Theobald               361                      375                     365                     368
Anne-Lee Verville               368 (f)                  382 (f)                 372 (f)                 375 (f)

                                         Aggregate Compensation
                                       from the 500 Index Fund for
                                         the Fiscal Year Ended
Trustee                                    December 31, 2001
-------                                    -----------------
John A. Bacon, Jr. (c)                            N/A
Robert J. Birnbaum                               $  0
Tom Bleasdale (c)                                   0
William W. Boyd (c)                               N/A
Lora S. Collins (c)                                 0
James E. Grinnell (c)                               0
Douglas A. Hacker                                 395
Janet Langford Kelly                              387
Richard W. Lowry                                  399
Salvatore Macera                                  398
William E. Mayer                                  389
James L. Moody, Jr. (c)                             0
Charles R. Nelson                                 395
John J. Neuhauser                                 391
Joseph R. Palombo (e)                             N/A
Thomas E. Stitzel                                 395
Thomas C. Theobald                                405
Anne-Lee Verville                                 413 (f)

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds ("Liberty Funds") consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds ("Stein Roe Funds") consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and
         $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, Ms. Verville deferred her total compensation of $903 for the Value Fund, $611 for the Global Utilities Fund, $520 for the International Fund, $957 for the U.S. Growth Fund, $800 for the Strategic Income Fund, $487 for the Tiger Fund, $559 for the All-Star Equity Fund, $401 for the Small Cap Fund, $430 for the High Yield Fund, $393 for the International Horizons Fund, $388 for the Global Equity Fund, $376 for the Real Estate Fund, $368 for the Japan Opportunities Fund, $382 for the Select Value Fund, $372 for the Financial Services Fund, $375 for the Health Care Fund, and $413 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, she deferred her total compensation of $114,000 from the Fund Complex (including compensation paid to her by the Funds and deferred) pursuant to the deferred compensation plan.

Role of the Board of Trustees

         The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

         Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

Governance Committee

         Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

Advisory Fees & Expenses Committee

         Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

Trading Oversight Committee

         Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

         The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Funds and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                                Dollar Range of                            Dollar Range of
                          Dollar Range of      Equity Securities      Dollar Range of     Equity Securities
                         Equity Securities        Owned in the       Equity Securities       Owned in the
i) Name of Trustee         Owned in the        Global Utilities        Owned in the          U.S. Growth
                            Value Fund                Fund          International Fund           Fund
                            ----------                ----          ------------------           ----
DISINTERESTED TRUSTEES

Douglas A. Hacker                $0                    $0                   $0                    $0
Janet Langford Kelly             $0                    $0                   $0                    $0
Richard W. Lowry (g)             $0                    $0                   $0                    $0
Salvatore Macera                 $0                    $0                   $0                    $0
Charles R. Nelson                $0                    $0                   $0                    $0
John J. Neuhauser (g)            $0                    $0                   $0                    $0
Thomas E. Stitzel                $0                    $0                   $0                    $0
Thomas C. Theobald               $0                    $0                   $0                    $0
Anne-Lee Verville                $0                    $0                   $0                    $0
INTERESTED TRUSTEES

William E. Mayer (g)             $0                    $0                   $0                    $0
Joseph R. Palombo                $0                    $0                   $0                    $0

                                                                       Dollar Range of
                           Dollar Range of       Dollar Range of      Equity Securities     Dollar Range of
                          Equity Securities     Equity Securities       Owned in the       Equity Securities
                            Owned in the        Owned in the All-        High Yield          Owned in the
Name of Trustee               Tiger Fund         Star Equity Fund           Fund             Small Cap Fund
                              ----------         ----------------           ----             --------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                 $0                    $0                   $0                    $0
Janet Langford Kelly              $0                    $0                   $0                    $0
Richard W. Lowry (g)              $0                    $0                   $0                    $0
Salvatore Macera                  $0                    $0                   $0                    $0
Charles R. Nelson                 $0                    $0                   $0                    $0
John J. Neuhauser (g)             $0                    $0                   $0                    $0
Thomas E. Stitzel                 $0                    $0                   $0                    $0
Thomas C. Theobald                $0                    $0                   $0                    $0
Anne-Lee Verville                 $0                    $0                   $0                    $0
INTERESTED TRUSTEES

William E. Mayer (g)              $0                    $0                   $0                    $0
Joseph R. Palombo                 $0                    $0                   $0                    $0

                           Dollar Range of       Dollar Range of       Dollar Range of      Dollar Range of
                                Equity          Equity Securities     Equity Securities          Equity
                           Securities Owned        Owned in the         Owned in the        Securities Owned
                          in the Strategic        International        Global Equity      in the Real Estate
Name of Trustee              Income Fund          Horizons Fund             Fund                  Fund
                             -----------          -------------             ----                  ----
DISINTERESTED TRUSTEES
Douglas A. Hacker                 $0                    $0                   $0                    $0
Janet Langford Kelly              $0                    $0                   $0                    $0
Richard W. Lowry (g)              $0                    $0                   $0                    $0
Salvatore Macera                  $0                    $0                   $0                    $0
Charles R. Nelson                 $0                    $0                   $0                    $0
John J. Neuhauser (g)             $0                    $0                   $0                    $0
Thomas E. Stitzel                 $0                    $0                   $0                    $0
Thomas C. Theobald                $0                    $0                   $0                    $0
Anne-Lee Verville                 $0                    $0                   $0                    $0
INTERESTED TRUSTEES

William E. Mayer (g)              $0                    $0                   $0                    $0
Joseph R. Palombo                 $0                    $0                   $0                    $0

                          Dollar Range of
                         Equity Securities      Dollar Range of       Dollar Range of
                            Owned in the       Equity Securities     Equity Securities     Dollar Range of
                               Japan              Owned in the         Owned in the       Equity Securities
                           Opportunities         Select Value       Financial Services       Owned in the
Name of Trustee                 Fund                  Fund                 Fund            Health Care Fund
                                ----                  ----                 ----            ----------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                $0                    $0                   $0                    $0
Janet Langford Kelly             $0                    $0                   $0                    $0
Richard W. Lowry (g)             $0                    $0                   $0                    $0
Salvatore Macera                 $0                    $0                   $0                    $0
Charles R. Nelson                $0                    $0                   $0                    $0
John J. Neuhauser (g)            $0                    $0                   $0                    $0
Thomas E. Stitzel                $0                    $0                   $0                    $0
Thomas C. Theobald               $0                    $0                   $0                    $0
Anne-Lee Verville                $0                    $0                   $0                    $0
INTERESTED TRUSTEES

William E. Mayer (g)             $0                    $0                   $0                    $0
Joseph R. Palombo                $0                    $0                   $0                    $0

                          Dollar Range of            Aggregate Dollar Range of
                         Equity Securities         Equity Securities Owned in all
                         Owned in the 500           Funds Overseen by Trustee in
Name of Trustee              Index Fund                Liberty Family of Funds
                             ----------                -----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                $0                         Over $100,000
Janet Langford Kelly             $0                         Over $100,000
Richard W. Lowry (g)             $0                         Over $100,000
Salvatore Macera                 $0                        $50,001-100,000
Charles R. Nelson                $0                         Over $100,000
John J. Neuhauser (g)            $0                         Over $100,000
Thomas E. Stitzel                $0                        $50,001-100,000
Thomas C. Theobald               $0                         Over $100,000
Anne-Lee Verville                $0                         Over $100,000
INTERESTED TRUSTEES

William E. Mayer (g)             $0                        $50,001-100,000
Joseph R. Palombo                $0                           $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PRINCIPAL HOLDERS OF SECURITIES

         All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account).

         As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

VALUE FUND

Class A

Keyport Benefit Life Insurance Company                             5.97%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    56.23%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    30.90%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            11.75%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    88.25%(*)
Variable Account A
125 High Street
Boston, MA 02110

GLOBAL UTILITIES FUND

Class A

Keyport Benefit Life Insurance Company                             7.70%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    55.70%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    31.71%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                             100.00%
One Financial Center
Boston, MA 02111

INTERNATIONAL FUND

Class A

Keyport Life Insurance Company                                    76.71%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    14.67%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                             100.00%
One Financial Center
Boston, MA 02111

U.S. GROWTH FUND

Class A

Keyport Benefit Life Insurance Company                             6.76%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    61.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    22.05%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            15.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    84.45%(*)
Variable Account A
125 High Street
Boston, MA 02110

STRATEGIC INCOME FUND

Class A

Keyport Benefit Life Insurance Company                             7.63%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    66.19%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    19.53%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    83.97%(*)
Variable Account A
125 High Street
Boston, MA 02110

TIGER FUND

Class A

Keyport Life Insurance Company                                    52.78%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    11.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Lincoln National Life                                             11.79%
P.O. Box 1110
Fort Wayne, ID 46801-1110

Keyport Life Insurance Company                                    19.32%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                             7.11%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    92.89%(*)
Variable Account A
125 High Street
Boston, MA 02110

ALL-STAR EQUITY FUND

Class A

Keyport Benefit Life Insurance Company                             7.82%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    88.80%(*)
Variable Account A
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            11.59%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    88.41%(*)
Variable Account A
125 High Street
Boston, MA 02110

SMALL CAP FUND

Class A

Keyport Benefit Life Insurance Company                            10.46%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    62.32%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    23.23%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    83.96%(*)
Variable Account A
125 High Street
Boston, MA 02110

HIGH YIELD FUND

Class A

Keyport Benefit Life Insurance Company                            11.59%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    59.92%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    27.52%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            20.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    80.00%(*)
Variable Account A
125 High Street
Boston, MA 02110

INTERNATIONAL HORIZONS FUND

Class A

Colonial Management Associates, Inc.                             100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                             6.33%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    56.31%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    37.37%(*)
125 High Street
Boston, MA 02110

GLOBAL EQUITY FUND

Class A

Colonial Management Associates, Inc.                             100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                             7.80%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    36.28%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    55.93%(*)
125 High Street
Boston, MA 02110

REAL ESTATE FUND

Class A

Colonial Management Associates, Inc.                             100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                             8.07%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    42.29%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    49.65%(*)
125 High Street
Boston, MA 02110

JAPAN OPPORTUNITIES FUND

Class A

Keyport Life Insurance Company                                   100.00%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                    96.85%(*)
125 High Street
Boston, MA 02110

SELECT VALUE FUND

Class A

Keyport Life Insurance Company                                   100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            10.82%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    78.43%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    10.75%
125 High Street
Boston, MA 02110

FINANCIAL SERVICES FUND

Class A

Keyport Life Insurance Company                                   100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            18.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    62.44%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    19.56%
125 High Street
Boston, MA 02110

HEALTH CARE FUND

Class A

Keyport Life Insurance Company                                   100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            16.95%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    70.90%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    12.16%
125 High Street
Boston, MA 02110

500 INDEX FUND

Class A

Keyport Life Insurance Company                                   100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                            12.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    75.02%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                    12.44%
125 High Street
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

CUSTODIAN

         State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund, International Horizons Fund and Global Equity Fund may be expected to experience higher portfolio turnover rates if such Funds make a change in their respective investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

         The Value Fund, for the 1999 fiscal year, had a higher than usual portfolio turnover rate. This was due to a change in portfolio manager and the new manager selling off and re-positioning the Value Fund to reflect the new strategies of the Fund.

SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

         Each of Colonial, Stein Roe, Newport, Crabbe Huson, Rydex, SSgA and each of LAMCO's Portfolio Managers, (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund, International Horizons Fund, Global Equity Fund, Japan Opportunities Fund, Tiger Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         ADDITIONAL MATTERS PERTAINING TO HEALTH CARE FUND. The Health Care Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

         ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND, INTERNATIONAL HORIZONS FUND, GLOBAL EQUITY FUND AND GLOBAL UTILITIES FUND. The portfolio managers for the International Fund and the International Horizons Fund are Charles R. Roberts and Deborah Snee; for the Global Equity Fund are Charles R. Roberts and Erik P. Gustafson; and for the Global Utilities Fund are Charles R. Roberts and Scott Schermerhorn, all of whom are jointly employed by Newport, Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of FleetBoston). The Funds and the other accounts advised by these managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Funds and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund are concerned, Colonial and Stein Roe believe that in most cases these practices should produce better executions. It is the opinion of Colonial and Stein Roe that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

         Portfolio transactions on behalf of the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Funds or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Funds will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund, International Horizons Fund or Global Equity Fund, Stein Roe in its management of Global Utilities Fund or other accounts over which Colonial or Stein Roe exercises investment discretion.

         ADDITIONAL MATTERS PERTAINING TO ALL-STAR EQUITY FUND. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999; and Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000.)

-----------------------------------------------------------------------------------------------------------------------------
                                                  Global
                                                 Utilities      International   U.S. Growth                        All-Star
                                Value Fund         Fund             Fund            Fund         Tiger Fund       Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 2001   $    298,937     $    298,053     $   80,747     $    305,430     $   96,746       $    90,543
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
directed transactions paid
during 2001                    $ 37,581,511     $ 48,330,052     $4,951,119     $ 33,589,874     $3,680,909       $21,475,883
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during 2001  $     68,455     $    109,209     $   13,907     $     59,020     $   14,719       $    31,148
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission         $     37,223     $          0     $        0     $     41,426     $        0       $         0
paid)                                   (12%)                                            (14%)
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 2000   $    449,525     $    142,143     $  153,088     $    350,114     $  113,710       $    26,611
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
directed transactions paid
during 2000                    $ 49,284,534     $ 28,647,367     $1,497,642     $ 22,930,421     $2,608,444       $    13,416
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during 2000  $     72,550     $     32,157     $    3,311     $     24,230     $   10,811       $         0
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission         $    111,189     $      2,483     $        0     $   35,234       $        0       $         0
paid)                                   (25%)             (2%)                         (10%)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                 Global
                                                Utilities      International    U.S. Growth                        All-Star
                               Value Fund         Fund             Fund             Fund         Tiger Fund       Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 1999   $ 521,325        $ 171,492        $ 54,904        $  250,696      $   42,877      $    101,560
-----------------------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during 1999  $       0        $       0        $      0        $        0      $        0      $ 10,533,313
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during 1999  $       0        $       0        $      0        $        0      $        0      $     12,038
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission         $ 210,205        $       0        $    180        $   95,068      $        0      $          0
paid)                                (40%)                         (0.003%)             (38%)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Strategic     International
                               High Yield       Small Cap         Income          Horizons         Global         Real Estate
                                  Fund            Fund             Fund             Fund         Equity Fund         Fund
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 2001   $       0        $  23,720        $    592       $   15,863       $   18,588         $ 6,524
-----------------------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during 2001  $       0        $ 237,534        $      0       $1,931,178       $6,457,747         $     0
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during 2001  $       0        $     625        $      0       $    2,485       $    4,009         $     0
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission         $       0        $   4,089        $      0       $        0       $        0         $     0
paid)                                                 (17%)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Strategic     International
                               High Yield       Small Cap         Income          Horizons         Global         Real Estate
                                  Fund            Fund             Fund             Fund         Equity Fund         Fund
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 2000   $     0          $ 10,284          $    0        $   26,430       $   20,616        $15,732
-----------------------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during 2000  $     0          $      0          $    0        $7,557,624       $2,853,098        $     0
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during 2000  $     0          $      0          $    0        $    5,254       $    1,381        $     0
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission         $     0          $  2,662          $    0        $        0       $        0        $     0
paid)                                                (26%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 1999   $     0          $  4,635          $1,563        $    4,344       $    4,530        $11,892
-----------------------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during 1999  $     0          $      0          $    0        $        0       $        0        $     0
-----------------------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during 1999  $     0          $      0          $    0        $        0       $        0        $     0
-----------------------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission         $     0          $ 2,299           $    0        $        0       $        0        $     0
paid)                                               (50%)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                   Japan
                               Opportunities     Select Value       Financial       Health Care      500 Index
                                   Fund              Fund         Services Fund         Fund           Fund
--------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 2001    $   1,534          $10,870           $2,916            $1,997          $8,269
--------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during 2001   $ 133,262          $ 9,661           $    0            $    0          $    0
--------------------------------------------------------------------------------------------------------------
Total amount of
commissions on directed
transactions paid during 2001   $     400          $    10           $    0            $    0          $    0
--------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission          $       0          $   993           $    0            $    0          $    0
paid)                                                   (9%)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during 2000    $   7,785          $ 3,538           $  707            $  858          $4,032
--------------------------------------------------------------------------------------------------------------
Total amount of directed
transactions paid during 2000   $       0          $ 6,783           $    0            $    0          $    0
--------------------------------------------------------------------------------------------------------------
Total amount of commissions
on directed transactions paid
during 2000                     $       0          $     5           $    0            $    0          $    0
--------------------------------------------------------------------------------------------------------------
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission          $       0          $   880           $    0            $    0          $    0
paid)                                                  (25%)
--------------------------------------------------------------------------------------------------------------

         An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

         The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

INVESTMENTS IN LESS DEVELOPED COUNTRIES

         International Fund's and International Horizons Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the International Fund's assets and up to 35% of the International Horizons Fund's assets will be invested in such emerging market countries. As of May 1, 2002, the following countries were considered by Colonial to be emerging market countries:

================================================================================
                                             Europe and the
Asia                  Latin America          Middle East            Africa
----                  -------------          -----------            ------
================================================================================
China                 Argentina              Czech Republic         South Africa
--------------------------------------------------------------------------------
India                 Brazil                 Hungary
--------------------------------------------------------------------------------
Indonesia             Chile                  Israel
--------------------------------------------------------------------------------
South Korea           Colombia               Jordan
--------------------------------------------------------------------------------
Malaysia              Mexico                 Poland
--------------------------------------------------------------------------------
Pakistan              Peru                   Russia
--------------------------------------------------------------------------------
Philippines           Venezuela              Turkey
--------------------------------------------------------------------------------
Sri Lanka
--------------------------------------------------------------------------------
Taiwan
--------------------------------------------------------------------------------
Thailand
================================================================================

         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, India, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.

FOREIGN CURRENCY TRANSACTIONS

         Each of International Fund, Tiger Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund and Value Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

         Each of International Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund and Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

    (ii) Valuations

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

OPTIONS ON SECURITIES

         Each of Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may purchase and sell options on individual securities.

         Writing covered options.

         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the sub-advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         PURCHASING CALL OPTIONS.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         OVER-THE-COUNTER ("OTC") OPTIONS.

         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

         RISK FACTORS IN OPTIONS TRANSACTIONS.

         The successful use of a Fund's options strategies depends on the ability of its sub-advisor to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when its sub-advisor deems it desirable to do so. Although the Fund will take an option position only if the sub-advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each of Global Utilities Fund, International Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Financial Services Fund, Health Care Fund and All-Star Equity Fund may buy and sell certain futures contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectuses.

         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade--known as "contract markets"--approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

                  Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         Successful use of futures contracts by a Fund is subject to its sub-advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.

         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's sub-advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

         Successful use of index futures by a Fund for hedging purposes is also subject to its sub-advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's sub-advisor may still not result in a successful hedging transaction.

         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

         Each of Global Utilities Fund, U.S. Growth Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.

         It is computed as follows:

                  ERV = P(1+T)(n)

         Where:   P    =  a hypothetical initial payment of $1,000
                  T    =  average annual total return
                  n    =  number of years
                  ERV  =  ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the period (or fractional portion thereof).

         For example, for a $1,000 investment in the Funds' Class A and B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                  Ending Redeemable       Ending Redeemable
                                        Value                   Value
i)       Fund                          Class A                 Class B
                                       -------                 -------
Value Fund:                           $  998                    $996
Global Utilities Fund:                   860                     858
International Fund:                      756                     756
U.S. Growth Fund:                        994                     994
Strategic Income Fund:                 1,037                   1,035
Tiger Fund:                              815                     833
All-Star Equity Fund:                    872                     872
Small Cap Fund:                        1,093                   1,092
High Yield Fund:                         972                     970
International Horizons Fund:             766                     764
Global Equity Fund:                      757                     754
Real Estate Fund:                      1,146                   1,145
Japan Opportunities Fund:                679                     679
Select Value Fund:                     1,036                   1,035
Financial Services Fund:                 883                     881
Health Care Fund:                        881                     880
500 Index Fund:                          880                     879

The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                                         VALUE FUND

                                                             Period July 1, 1993
                                                               (commencement of
                                                                  investment
                                                             operations) through
                1 Year                    5 Years              December 31, 2001
Class A         (0.18)%                   11.95%                    12.91%
Class B         (0.43)%                   11.86% (h)                12.86% (h)

                                   GLOBAL UTILITIES FUND

                                                             Period July 1, 1993
                                                               (commencement of
                                                                  investment
                                                             operations) through
                 1 Year                  5 Years              December 31, 2001
Class A         (14.01)%                  7.90%                     7.56%
Class B         (14.18)%                  7.83% (h)                 7.52% (h)

                                     INTERNATIONAL FUND

                                                             Period May 2, 1994
                                                              (commencement of
                                                           investment operations)
                                                            through December 31,
                 1 Year                  5 Years                    2001
Class A         (24.35)%                 (1.08)%                   (0.06)%
Class B         (24.35)%                 (1.08)% (h)               (0.06)% (h)

                                      U.S. GROWTH FUND

                                                             Period July 5, 1994
                                                               (commencement of
                                                                  investment
                                                             operations) through
                 1 Year                  5 Years              December 31, 2001
Class A         (0.60)%                   12.88%                    15.91%
Class B         (0.65)%                   12.83% (h)                15.88% (h)

                                   STRATEGIC INCOME FUND

                                                             Period July 5, 1994
                                                               (commencement of
                                                                  investment
                                                             operations) through
                 1 Year                  5 Years              December 31, 2001
Class A          3.68%                   4.10%                     6.53%
Class B          3.54%                   4.06% (h)                 6.50% (h)

                                         TIGER FUND

                                                              Period May 1, 1995
                                                               (commencement of
                                                                  investment
                                                             operations) through
                 1 Year                  5 Years              December 31, 2001
Class A         (18.48)%                 (5.73)%                   (0.66)%
Class B         (16.66)%                 (5.23)% (h)               (0.27)% (h)

                                    ALL-STAR EQUITY FUND

                                                     Period November 17, 1997
                                                   (commencement of investment
                                                   operations) through December
                        1 Year                               31, 2001
Class A                (12.81)%                               4.59%
Class B                (12.82)%                               4.57% (h)

                                       SMALL CAP FUND

                                                       Period May 19, 1998
                                                   (commencement of investment
                                                   operations) through December
                        1 Year                               31, 2001
Class A                 9.30%                                 5.13%
Class B                 9.20%                                 5.11% (h)

                                      HIGH YIELD FUND

                                                       Period May 19, 1998
                                                   (commencement of investment
                                                   operations) through December
                        1 Year                               31, 2001
Class A                (2.82)%                               (2.98)%
Class B                (2.96)%                               (3.09)% (h)

                                INTERNATIONAL HORIZONS FUND

                                                       Period June 1, 1999
                                                   (commencement of investment
                                                   operations) through December
                        1 Year                               31, 2001
Class A                (23.41)%                               (9.66)% (i)
Class B                (23.64)%                               (9.80)%

                                     GLOBAL EQUITY FUND
                                                       Period June 1, 1999
                                                   (commencement of investment
                                                   operations) through December
                        1 Year                               31, 2001
Class A                (24.34)%                              (12.04)% (i)
Class B                (24.58)%                              (12.18)%

                                      REAL ESTATE FUND
                                                       Period June 1, 1999
                                                   (commencement of investment
                                                  operations) through December
                       1 Year                               31, 2001
Class A                14.61%                                 5.53% (i)
Class B                14.54%                                 5.42%

                                  JAPAN OPPORTUNITIES FUND
                                                       Period May 30, 2000
                                                   (commencement of investment
                                                       operations) through
                       1 Year                           December 31, 2001
Class A               (32.11)%                               (37.15)%
Class B               (32.11)%                               (37.15)%

                                     SELECT VALUE FUND
                                                       Period May 30, 2000
                                                   (commencement of investment
                                                       operations) through
                       1 Year                           December 31, 2001
Class A                 3.55%                                 9.37%
Class B                 3.47%                                 9.32%

                                  FINANCIAL SERVICES FUND

                                                       Period May 30, 2000
                                                   (commencement of investment
                                                       operations) through
                       1 Year                           December 31, 2001
Class A               (11.71)%                                4.71%
Class B               (11.86)%                                4.56%

                                      HEALTH CARE FUND

                                                       Period May 30, 2000
                                                   (commencement of investment
                                                       operations) through
                       1 Year                           December 31, 2001
Class A               (11.88)%                                2.75%
Class B               (11.95)%                                2.70%

                                       500 INDEX FUND

                                                       Period May 30, 2000
                                                   (commencement of investment
                                                       operations) through
                       1 Year                           December 31, 2000
Class A               (11.98)%                               (10.81)%
Class B               (12.07)%                               (10.86)%

(h) Class B is a newer class of shares. Their performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

(i) Class A is a newer class of shares. Their performance information includes returns of the Funds' Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class B share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher. Class A shares were initially offered on June 1, 2000.

         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' performance numbers reflect all Fund expenses, including management fees, interest, taxes, 12b-1, brokerage and extraordinary expenses, net of any voluntary waiver of expenses by the advisor, sub-advisor or their affiliates, but do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies. If performance information included the effect of these additional amounts, returns would be lower.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP are the Trust's independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Trust and Report of Independent Accountants appearing in the December 31, 2001 Annual Report of the Trust are incorporated in this SAI by reference.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Galaxy VIP Growth and Income Fund or Galaxy VIP Equity Fund by Liberty Equity Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Liberty Equity Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Liberty Equity Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/303M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                       GALAXY VIP GROWTH AND INCOME FUND
                             GALAXY VIP EQUITY FUND

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Growth and Income Fund and the Galaxy VIP Equity Fund will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Galaxy VIP Growth and Income Fund and the Galaxy VIP Equity Fund, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Growth and Income Fund to, and the assumption of all of the liabilities of the Galaxy VIP Growth and Income Fund by, the Liberty Equity Fund, Variable Series, in exchange for shares of the Liberty Equity Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Growth and Income Fund in complete liquidation of the Galaxy VIP Growth and Income Fund;
       (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Equity Fund to, and the assumption of all of the liabilities of the Galaxy VIP Equity Fund by, the Liberty Equity Fund, Variable Series, in exchange for shares of the Liberty Equity Fund, Variable Series, and the distribution of such shares to the shareholders of the Galaxy VIP Equity Fund in complete liquidation of the Galaxy VIP Equity Fund; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended; and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel
                                           W. Bruce McConnel, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                       GALAXY VIP GROWTH AND INCOME FUND
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                      AND

                             GALAXY VIP EQUITY FUND
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                      LIBERTY EQUITY FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    5
PROPOSAL 1 -- Acquisition of Galaxy VIP Growth and Income
              Fund by Liberty Equity Fund, Variable
              Series........................................   12
  The Proposal..............................................   12
  Principal Investment Risks................................   12
  Information about the Acquisition.........................   12
PROPOSAL 2 -- Acquisition of Galaxy VIP Equity Fund by
              Liberty Equity Fund, Variable Series..........   18
  The Proposal..............................................   18
  Principal Investment Risks................................   18
  Information about the Acquisition.........................   18
INFORMATION APPLICABLE TO PROPOSALS 1 AND 2.................   23
  General...................................................   23
  Terms of the Agreement and Plan of Reorganization.........   23
  Capitalization............................................   24
  Financial Highlights of the Galaxy VIP Equity Fund........   25
  Federal Income Tax Consequences...........................   26

GENERAL.....................................................   28
  Voting Information........................................   28
Appendix A -- Agreement and Plan of Reorganization Relating
              to the Acquisition of the Galaxy VIP Growth
              and Income Fund...............................  A-1
Appendix B -- Agreement and Plan of Reorganization Relating
              to the Acquisition of the Galaxy VIP Equity
              Fund..........................................  B-1
Appendix C -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Galaxy VIP Equity
              Fund..........................................  C-1
Appendix D -- Information Applicable to Class A Shares of
              Liberty Equity Fund, Variable Series..........  D-1


    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Growth and Income Fund (the "Galaxy Growth and Income Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Equity Fund (the "Galaxy Equity Fund") (each an "Acquired Fund" and together, the "Acquired Funds") by the Liberty Equity Fund, Variable Series (the "Liberty Equity Fund," and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Growth and Income Fund by the Liberty Equity Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Equity Fund by the Liberty Equity Fund. The Liberty Equity Fund is a new "shell" portfolio of Liberty Variable Investment Trust (the "Liberty Trust"), with the same investment goal, strategies, policies and restrictions as the Galaxy Equity Fund. The Liberty Equity Fund seeks long-term growth by investing in companies that the Fund's investment advisor believes have above-average earnings potential. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Equity Fund in exchange for Class A shares of the Liberty Equity Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, Class A shares of the Liberty Equity Fund received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders.

    PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY EQUITY FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

    If you are a shareholder of the Galaxy Growth and Income Fund, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    If you are a shareholder of the Galaxy Equity Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    In addition to offering shares in the Galaxy Growth and Income Fund and the Galaxy Equity Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the Liberty Trust or the SteinRoe Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

  For Galaxy Growth and Income Fund and Galaxy Equity Fund shareholders:


    - The Statement of Additional Information of the Liberty Equity Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


  For Galaxy Growth and Income Fund shareholders only:

    - The Prospectus of the Galaxy Growth and Income Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy Growth and Income Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Growth and Income Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Growth and Income Fund dated June 30, 2002.

  For Galaxy Equity Fund shareholders only:

    - The Prospectus of the Galaxy Equity Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy Equity Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Equity Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Equity Fund dated June 30, 2002.

    Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Galaxy Growth and Income Fund, Galaxy Equity Fund and Liberty Equity Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Galaxy VIP are recommending in Proposal 1 that the Liberty Equity Fund acquire the Galaxy Growth and Income Fund. The Trustees of Galaxy VIP are recommending in Proposal 2 that the Liberty Equity Fund acquire the Galaxy Equity Fund. This means that the Liberty Equity Fund would acquire all of the assets and liabilities of the Galaxy Growth and Income Fund and the Galaxy Equity Fund in exchange for shares of the Liberty Equity Fund. The Liberty Equity Fund is a new "shell" portfolio of the Liberty Trust, and has the same investment goal, strategies, policies and restrictions as the Galaxy Equity Fund. If the Acquisitions are approved and consummated, shareholders of the Acquired Funds will receive shares of the Liberty Equity Fund with an aggregate net asset value equal to the aggregate net asset value of their Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree.

PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY EQUITY FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED. PLEASE ALSO NOTE THAT THE TRUSTEES OF GALAXY VIP HAVE APPROVED THE LIQUIDATION OF THE GALAXY GROWTH AND INCOME FUND IN THE EVENT THAT ITS ACQUISITION DOES NOT OCCUR, WHETHER BECAUSE ITS SHAREHOLDERS DO NOT APPROVE ITS ACQUISITION OR BECAUSE THE ACQUISITION OF THE GALAXY EQUITY FUND IS NOT APPROVED BY THE GALAXY EQUITY FUND'S SHAREHOLDERS.

2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?

Fleet Investment Advisors Inc. ("FIA"), the investment advisor to the Funds, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. FIA and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.


The Trustees of Galaxy VIP recommend approval of the Acquisition of the Galaxy Growth and Income Fund because it offers shareholders the opportunity to invest in a fund that is continuing the operations of the Galaxy Equity Fund, that has better historic performance than the Galaxy Growth and Income Fund, and that has an investment goal and strategies generally similar to those of the Galaxy Growth and Income Fund. The Trustees of Galaxy VIP recommend approval of the Acquisition of the Galaxy Equity Fund because it offers shareholders an investment in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base), as well as in a fund with an investment goal and strategies identical to those of the Galaxy Equity Fund. In reviewing the Acquisition, the Trustees also considered the following matters:


 For the Galaxy Growth and Income Fund

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Growth and Income Fund are expected to experience a decrease in expenses;

    - shareholders of the Galaxy Growth and Income Fund will move into a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Galaxy Growth and Income Fund; and

    - because the Galaxy Growth and Income Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of Galaxy VIP have approved the liquidation of the Galaxy Growth and Income Fund in the event that its shareholders do not approve the Acquisition.

 For the Galaxy Equity Fund

    - based on estimated expense ratios as of June 30, 2002, although shareholders of the Galaxy Equity Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table below), their net expenses (expenses after reduction by such waiver) are not expected to change.

Please review "Reasons for the Acquisitions" in the Proposal relating to your Acquired Fund for more information regarding the factors considered by the Trustees.

Shareholders of the Galaxy Growth and Income Fund should note that, although the investment goal and strategies of the Galaxy Growth and Income Fund are generally similar to those of the Liberty Equity Fund, there may be some differences in the investment strategy of the combined fund. While both the Galaxy Growth and Income Fund and the Liberty Equity Fund invest in stocks of large-capitalization companies that have prospects for above-average growth, the Galaxy Growth and Income Fund focuses to a greater extent on companies that are likely to pay dividends. Please see the answer to question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?


The following tables allow you to compare the management fees and expenses of the Galaxy Growth and Income Fund and the Galaxy Equity Fund and to analyze the estimated expenses that Columbia expects the Liberty Equity Fund to bear in its first year following the Acquisitions. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Galaxy Growth and Income Fund for its last fiscal year (ended December 31, 2001), for the Galaxy Equity Fund for its last fiscal year (ended December 31, 2001), and those expected to be incurred by the Liberty Equity Fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for the scenario in which the Liberty Equity Fund acquires the Galaxy Equity Fund, but not the Galaxy Growth and Income Fund.

BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF CLASS A SHARES OF THE LIBERTY EQUITY FUND ARE EXPECTED TO BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF EACH ACQUIRED FUND (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 3 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITIONS, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF CLASS A SHARES OF THE LIBERTY EQUITY FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF AN ACQUIRED FUND AS OF JUNE 30, 2002.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                           GALAXY
                                         GROWTH AND          GALAXY
                                         INCOME FUND       EQUITY FUND
                                       (FOR THE FISCAL   (FOR THE FISCAL     LIBERTY
                                         YEAR ENDED        YEAR ENDED      EQUITY FUND
                                        DECEMBER 31,      DECEMBER 31,     (PRO FORMA
                                            2001)             2001)         COMBINED)
                                       ---------------   ---------------   -----------
                                                                             CLASS A
Management fee(1) (%)                       0.84              0.84            0.84
--------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees (%)                            0.00              0.00            0.00
--------------------------------------------------------------------------------------
Other expenses (%)                          0.58(2)           0.18            0.24(3)
--------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                                1.42(2)           1.02            1.08(3)

---------------
(1) The Galaxy Growth and Income Fund, the Galaxy Equity Fund and the Liberty Equity Fund pay a management fee of 0.75% and an administrative fee of 0.09%.

(2) The Galaxy Growth and Income Fund's advisor has agreed to reimburse the expenses incurred by the Fund in excess of 1.41%. If this waiver were reflected in the table, other expenses would be 0.57% and total annual fund operating expenses would be 1.41%.

(3) The Liberty Equity Fund's advisor has agreed to waive 0.02% of other expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.22% and total annual fund operating expenses would be 1.06%. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total annual fund operating expenses from exceeding the foregoing amounts as a result of expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.


The table below presents the pro forma combined Total Annual Fund Operating Expenses as of June 30, 2002, assuming that the Galaxy Equity Fund, but not the Galaxy Growth and Income Fund, approves the Acquisition:


                                                       LIBERTY EQUITY FUND
                                                       (PRO FORMA COMBINED)
                                                       --------------------
                                                             CLASS A
Management fee (%)                                             0.84
---------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.00
---------------------------------------------------------------------------
Other expenses (%)                                             0.22
---------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.06

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Galaxy Growth and Income Fund or the Galaxy Equity Fund currently with the cost of investing in the Liberty Equity Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
GALAXY GROWTH AND INCOME FUND               $145     $449      $776      $1,702
--------------------------------------------------------------------------------
GALAXY EQUITY FUND                          $104     $325      $563      $1,248
--------------------------------------------------------------------------------
LIBERTY EQUITY FUND (PRO FORMA COMBINED)*
Class A                                     $108     $341      $594      $1,315
--------------------------------------------------------------------------------


* The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The table below presents the pro forma combined Example Expenses assuming that the Galaxy Equity Fund, but not the Galaxy Growth and Income Fund, approves the Acquisition:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
LIBERTY EQUITY FUND (PRO FORMA COMBINED)
Class A                                     $108     $337      $585      $1,294
--------------------------------------------------------------------------------


The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that certain fixed costs involved in operating the Galaxy Growth and Income Fund and Galaxy Equity Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Equity Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY GROWTH AND INCOME FUND, THE GALAXY EQUITY FUND AND THE LIBERTY EQUITY FUND COMPARE?

This table shows the investment goal and principal investment strategies of the Galaxy Growth and Income Fund and the Galaxy Equity Fund. The investment goal, strategies, policies and restrictions of the Liberty Equity Fund are identical to those of the Galaxy Equity Fund.


                                            GALAXY EQUITY FUND AND LIBERTY
    GALAXY GROWTH AND INCOME FUND                     EQUITY FUND
INVESTMENT GOAL: The Galaxy Growth       INVESTMENT GOAL: Each Fund seeks
and Income Fund seeks to provide a       long-term growth by investing in
relatively high total return through     companies that the Fund's investment
long-term capital appreciation and       advisor believes have above-average
current income.                          earnings potential.

PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES: Each
Galaxy Growth and Income Fund seeks      Fund seeks to achieve its goal as
to achieve its goal as follows:          follows:

- The Fund normally invests at least     - The Fund normally invests at least
  65% of its total assets in the           80% of its net assets (plus any
  common stocks of U.S. companies          borrowings for investment purposes)
  with large market capitalizations        in a broadly diversified portfolio
  (generally over $2 billion) that         of equity securities issued by U.S.
  have prospects for above-average         companies, primarily common stocks
  growth and dividends.                    and securities that can be
                                           converted into common stocks.
- The investment advisor focuses on
  stocks which are believed to be        - The Fund invests mainly in
  attractively priced relative to          companies which the investment
  expectations for the future              advisor believes will have faster
  performance of the issuing company.      earnings growth than the economy in
                                           general. The investment advisor
- The investment advisor also seeks a      looks for large- capitalization
  current yield greater than that of       companies (generally over $2
  the S&P 500, although not all Fund       billion) in growing industries,
  investments will pay dividends.          focusing on technological advances,
                                           good product development, strong
- From time to time, the Fund may          management and other factors which
  emphasize particular market              support future growth. The
  sectors, such as technology, in          investment advisor seeks out
  attempting to achieve its                companies that have a history of
  investment objective.                    strong earnings growth and are
                                           projected to continue a similar
- The Fund will sell a portfolio           pattern of growth over the next
  security when, as a result of            three to five years.
  changes in the economy, the Fund's
  investment advisor believes that       - From time to time, the Fund may
  holding the

                                            GALAXY EQUITY FUND AND LIBERTY
    GALAXY GROWTH AND INCOME FUND                     EQUITY FUND
  security is no longer consistent         emphasize particular market
  with the Fund's investment               sectors, such as technology, in
  objective. A security may also be        attempting to achieve its
  sold as a result of a deterioration      investment objective.
  in the performance of the security
  or in the financial condition of       - The Fund will sell a security when
  the issuer of the security.              there is an adverse change in the
                                           projected earnings growth of the
                                           company issuing the security.
                                           A security will also be sold when,
                                           as a result of changes in the
                                           economy or the performance of the
                                           security or other circumstances,
                                           the Fund's investment advisor
                                           believes that holding the security
                                           is no longer consistent with the
                                           Fund's investment objective.



As noted above, the Funds have substantially similar investment strategies and are subject to similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.


5. WHAT CLASS OF LIBERTY EQUITY FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?


Shareholders of the Galaxy Growth and Income Fund and the Galaxy Equity Fund will receive Class A shares of the Liberty Equity Fund. Class A shares are not subject to any 12b-1 fees or sales charges. Please see Appendix D for more information on Class A shares of the Liberty Equity Fund.


Contract owners may not purchase or redeem shares of the Liberty Equity Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                          PROPOSAL 1 -- ACQUISITION OF
                       GALAXY VIP GROWTH AND INCOME FUND
                    BY LIBERTY EQUITY FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Galaxy Growth and Income Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Growth and Income Fund, the Liberty Trust, on behalf of the Liberty Equity Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Galaxy Growth and Income Fund under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Liberty Equity Fund, and how do they compare with those of the Galaxy Growth and Income Fund?


    The Liberty Equity Fund is subject to market risk, sector risk and the risks associated with investments in convertible securities and selecting investments. The Galaxy Growth and Income Fund is subject to similar risks, but is not subject to the risks of investing in convertible securities to the same extent. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Liberty Equity Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


    SHAREHOLDERS OF THE GALAXY GROWTH AND INCOME FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF THE GALAXY GROWTH AND INCOME FUND ARE GENERALLY SIMILAR TO THOSE OF THE LIBERTY EQUITY FUND, THERE MAY BE SOME DIFFERENCES IN THE INVESTMENT STRATEGY OF THE COMBINED FUND. WHILE BOTH THE GALAXY GROWTH AND INCOME FUND AND THE LIBERTY EQUITY FUND INVEST IN STOCKS OF LARGE-CAPITALIZATION COMPANIES THAT HAVE PROSPECTS FOR ABOVE-AVERAGE GROWTH, THE GALAXY GROWTH AND INCOME FUND FOCUSES TO A GREATER EXTENT ON COMPANIES THAT ARE LIKELY TO PAY DIVIDENDS. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy Equity Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy Growth and Income Fund will receive Class A shares in the Liberty Equity Fund. Please see Appendix D for more information on Class A shares of the Liberty Equity Fund. In comparison to your Galaxy Growth and Income Fund shares, shares of the Liberty Equity Fund will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy Growth and Income Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Liberty Equity Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment advisor to the Funds, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the Liberty Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*

    The Trustees of Galaxy VIP, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

interests of the Galaxy Growth and Income Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy Growth and Income Fund to enter into the Acquisition:

    - The Acquisition offers shareholders of the Galaxy Growth and Income Fund an investment in a fund with an investment goal and strategies generally similar to those of the Galaxy Growth and Income Fund, but with a better long-term performance record.

    - Based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Growth and Income Fund are expected to experience a decrease in expenses.

    - Because the Galaxy Growth and Income Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and they have subsequently approved) the liquidation of the Galaxy Growth and Income Fund in the event that its shareholders do not approve the Acquisition.

    The Trustees considered that most Contract owners with investments in the Galaxy Growth and Income Fund who do not want to become investors in the Liberty Equity Fund could reallocate their investment in the Galaxy Growth and Income Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Equity Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for shares of the Galaxy Growth and Income Fund since it commenced operations, and for shares of the Galaxy Equity Fund since it commenced operations. The Liberty Equity Fund is continuing the operations of the Galaxy Equity Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include any charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

    Additional discussion of the manner of calculation of total return is contained in each Fund's Statement of Additional Information.


[BAR CHART]              GALAXY GROWTH AND INCOME FUND

                                                                     GALAXY GROWTH AND INCOME FUND
                                                                     -----------------------------
1999                                                                               7.1
2000                                                                              5.57
2001                                                                             -3.95


The Fund's year-to-date total return through September 30, 2002, was -31.64%.

For period shown in bar chart:
Best quarter: 4th quarter 2001, +12.25%
Worst quarter: 3rd quarter 2001, -13.32%

                               GALAXY EQUITY FUND
[BAR CHART]

                                                                          GALAXY EQUITY FUND
                                                                          ------------------
1994                                                                              3.47
1995                                                                             26.75
1996                                                                             21.49
1997                                                                             27.74
1998                                                                             23.52
1999                                                                             27.18
2000                                                                             -1.82
2001                                                                            -18.17


The Fund's year-to-date total return through September 30, 2002, was -32.33%.

For period shown in bar chart:
Best quarter: 4th quarter 1998, +25.67%
Worst quarter: 3rd quarter 2001, -16.69%

    The following tables list the average annual total returns for the one-year and life-of-fund periods ended December 31, 2001 for the Galaxy Growth and Income Fund and for the one-year, five-year and life-of-fund periods ended December 31, 2001 for the Galaxy Equity Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Fund's performance with the performance of a broad-based market index.


GALAXY GROWTH AND INCOME FUND(4)

                                              INCEPTION
                                                DATE      1 YEAR   LIFE OF FUND
Shares (%)                                     3/4/98      -3.95       3.22
-------------------------------------------------------------------------------
S&P 500 (%)                                       N/A     -11.88       3.72(5)

---------------
(4) The Fund's returns are compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an unmanaged index that tracks the performance of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with stocks of large companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(5) Index performance information is from February 28, 1998 to December 31,
    2001.

GALAXY EQUITY FUND(6)

                                       INCEPTION
                                         DATE      1 YEAR   5 YEAR   LIFE OF FUND
Shares (%)                              1/11/93    -18.17   10.02       11.60(7)
---------------------------------------------------------------------------------
S&P 500 (%)                                 N/A    -11.88   10.70       13.54(8)

---------------
(6) The Fund's returns are compared to the S&P 500, an unmanaged index that tracks the performance of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with stocks of large companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(7) The life-of-fund data for the Galaxy Equity Fund covers periods prior to the inception of the Galaxy Growth and Income Fund. From the date of inception of the Galaxy Growth and Income Fund (3/4/98), the average annual total returns for the Galaxy Equity Fund would be 4.65%.

(8) Index performance information is from December 31, 1992 to December 31,
    2001.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 1


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP on behalf of the Galaxy Growth and Income Fund, the Liberty Trust, on behalf of the Liberty Equity Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Growth and Income Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy Statement. With respect to the approval of the

Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Galaxy Growth and Income Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy Growth and Income Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Galaxy Growth and Income Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Liberty Equity Fund is not needed to approve the Acquisition.

    IF THE ACQUISITION OF THE GALAXY EQUITY FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATION OF THE GALAXY GROWTH AND INCOME FUND INTO THE LIBERTY EQUITY FUND WILL NOT PROCEED.

                          PROPOSAL 2 -- ACQUISITION OF
                             GALAXY VIP EQUITY FUND
                    BY LIBERTY EQUITY FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Galaxy Equity Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Equity Fund, the Liberty Trust, on behalf of the Liberty Equity Fund, and Columbia, which is attached as Appendix B to this Prospectus/ Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Galaxy Equity Fund under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Liberty Equity Fund, and how do they compare with those of the Galaxy Equity Fund?


    The Liberty Equity Fund is subject to market risk, sector risk and the risks associated with investments in convertible securities and selecting investments, which are also the risks to which the Galaxy Equity Fund is subject. The principal risks associated with each Fund are identical because the Funds have identical investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Liberty Equity Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy Equity Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy Equity Fund will receive Class A shares of the Liberty Equity Fund. Please see Appendix D for more information on Class A shares of the Liberty Equity Fund. In comparison to your Galaxy Equity Fund shares, Class A shares of the Liberty Equity Fund issued to shareholders of the Galaxy Equity Fund will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy Equity Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Liberty Equity Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment advisor to the Funds, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the Liberty Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of Galaxy VIP, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of the Galaxy Equity Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix B to this Prospectus/Proxy Statement.


    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy Equity Fund to enter into the Acquisition:

    - The Acquisition is intended to create a fund with an investment goal and strategies identical to those of the Galaxy Equity Fund but as part of a larger fund group.

---------------
* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    - Based on estimated expense ratios as of June 30, 2002, although shareholders of the Galaxy Equity Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table above), their net expenses (expenses after reduction by such waiver) are not expected to change.(*)


The Trustees considered that most Contract owners with investments in the Galaxy Equity Fund who do not want to become investors in the Liberty Equity Fund could reallocate their investment in the Galaxy Equity Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Equity Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar chart below shows the percentage gain or loss in each calendar year for shares of the Galaxy Equity Fund since it commenced operations; the Liberty Equity Fund is continuing the operations of the Galaxy Equity Fund. It should give you a general idea of how the Fund's return has varied from year to year. The chart includes the effects of Fund expenses, but does not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

---------------


* Columbia has undertaken to maintain this waiver through the first anniversary of the consummation of the Acquisition, after which time this arrangement may be modified or terminated at any time, which may cause the expenses of the Liberty Equity Fund to be higher than the estimated expenses of the Galaxy Equity Fund as of June 30, 2002.

    Additional discussion of the manner of calculation of total return is contained in the Galaxy Equity Fund's Statement of Additional Information.


                               GALAXY EQUITY FUND
[BAR CHART]

                                                                          GALAXY EQUITY FUND
                                                                          ------------------
1994                                                                              3.47
1995                                                                             26.75
1996                                                                             21.49
1997                                                                             27.74
1998                                                                             23.52
1999                                                                             27.18
2000                                                                             -1.82
2001                                                                            -18.17

The Fund's year-to-date total return
through September 30, 2002, was

-32.33%.

For period shown in bar chart:
Best quarter: 4th quarter 1998, +25.67%
Worst quarter: 3rd quarter 2001, -16.69%


    The following table lists the Galaxy Equity Fund's average annual total return for its shares for the one-year, five-year and life-of-fund periods ended December 31, 2001 for its class of shares. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of this table, you can compare the Fund's performance with the performance of a broad-based market index.


GALAXY EQUITY FUND(9)

                                       INCEPTION
                                         DATE     1 YEAR   5 YEAR    LIFE OF FUND
Shares (%)                             1/11/93    -18.17    10.02       11.60
---------------------------------------------------------------------------------
S&P 500 (%)                              N/A      -11.88    10.70       13.54(10)

---------------

(9) The Fund's returns are compared to the S&P 500, an unmanaged index that tracks the performance of 500 widely-held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with stocks of large companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(10) Index performance information is from December 31, 1992 to December 31,
     2001.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 2


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Equity Fund, the Liberty Trust, on behalf of the Liberty Equity Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Equity Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/

Proxy Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the Galaxy Equity Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy Equity Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Galaxy Equity Fund. See "General -- Voting Information" below for more information about voting your shares. A vote of the shareholders of the Liberty Equity Fund is not needed to approve the Acquisition.

    IF THE ACQUISITION OF THE GALAXY EQUITY FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATION AS SET FORTH IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

                  INFORMATION APPLICABLE TO PROPOSALS 1 AND 2

 General

    The Trustees of the Liberty Trust and Galaxy VIP are proposing that the Liberty Equity Fund acquire each of the Acquired Funds. If only the Galaxy Equity Fund shareholders approve the Acquisition, the reorganization of the Galaxy Equity Fund into the Liberty Equity Fund will proceed as set forth in Proposal 2. If shareholders of the Galaxy Equity Fund do not approve its Acquisition, regardless of whether Galaxy Growth and Income Fund shareholders approve its Acquisition, the reorganizations contemplated in this Prospectus/Proxy Statement will not proceed. Please note that the Trustees of Galaxy VIP have approved the liquidation of the Galaxy Growth and Income Fund in the event the reorganizations do not proceed.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law, the Declaration of Trust of the Liberty Trust or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in their Acquired Fund among other investments available through their Contract prior to or following the Acquisition of their Acquired Fund.

 Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around April 7, 2003, or on such other date as the parties may agree, each under a separate Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization relating to the acquisition of the Galaxy Growth and Income Fund is attached as Appendix A to this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization relating to the acquisition of the Galaxy Equity Fund is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix A and/or Appendix B, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of Reorganization:


    - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Equity Fund in exchange for shares of the Liberty Equity Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of each class of the Liberty Equity Fund received by each Acquired Fund will be distributed to such Acquired Fund's shareholders pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

    - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the Liberty Trust.

  Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Galaxy Growth and Income Fund and the Galaxy Equity Fund as of September 30, 2002, and of the Liberty Equity Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Growth and Income Fund and the Galaxy Equity Fund by the Liberty Equity Fund at net asset value as of that date.

                                  GALAXY                                    LIBERTY
                                GROWTH AND     GALAXY                     EQUITY FUND
                                  INCOME       EQUITY       PRO FORMA      PRO FORMA
                                   FUND         FUND*      ADJUSTMENTS    COMBINED(a)
                                ----------   -----------   ------------   -----------
Class A
Net asset value...............                             $ 48,960,263   $48,960,263
Shares outstanding............                                4,518,047     4,518,047
Net asset value per share.....                                            $     10.84
Shares
Net asset value...............  $5,623,384   $43,336,879   $(48,960,263)           --
Shares outstanding............     761,455     3,999,285     (4,760,740)           --
Net asset value per share.....  $     7.39   $     10.84                           --

---------------
 * The Galaxy Equity Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Liberty Equity Fund).

(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Equity Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Equity Fund that actually will be received on or after such date.

    The following table shows on an unaudited basis the capitalization of the Galaxy Equity Fund as of September 30, 2002, and of the Liberty Equity Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Equity Fund by the Liberty Equity Fund at net asset value as of that date.

                                                                           LIBERTY
                                              GALAXY                     EQUITY FUND
                                              EQUITY       PRO FORMA      PRO FORMA
                                               FUND*      ADJUSTMENTS    COMBINED(a)
                                            -----------   ------------   -----------
Class A
Net asset value...........................                $ 43,336,879   $43,336,879
Shares outstanding........................                   3,999,285     3,999,285
Net asset value per share.................                               $     10.84
Shares
Net asset value...........................  $43,336,879   $(43,336,879)           --
Shares outstanding........................    3,999,285     (3,999,285)           --
Net asset value per share.................  $     10.84                           --

---------------

 * The Galaxy Equity Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Liberty Equity Fund).


(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Equity Fund will be received by the shareholders of the Galaxy Equity Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Equity Fund that actually will be received on or after such date.

  Financial Highlights of the Galaxy Equity Fund


    The Galaxy Equity Fund will be the accounting survivor of its proposed merger with the Liberty Equity Fund, which means that the financial and accounting records of the Galaxy Equity Fund for periods prior to the merger will be carried forward by the Liberty Equity Fund. The financial highlights table will help you understand the financial performance of the Galaxy Equity Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Galaxy Equity Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year ended December 31, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Galaxy Equity Fund's financial statements, is included in the Galaxy Equity Fund's annual report, which is available upon request. The information for the fiscal year ended December 31, 1998 and 1997 was audited by the Galaxy Equity Fund's former auditors, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Financial highlights for a share outstanding throughout each period.

                             (UNAUDITED)
                           SIX MONTHS ENDED                    YEARS ENDED DECEMBER 31,
                               JUNE 30,          -----------------------------------------------------
                                 2002             2001        2000        1999       1998       1997
                           ----------------      -------    --------    --------    -------    -------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....      $ 16.02           $ 19.81    $  22.21    $  19.20    $ 19.68    $ 15.58
                               -------           -------    --------    --------    -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(b)...............         0.01                --(a)    (0.02)      (0.02)      0.13       0.21
Net realized and
 unrealized gain (loss)
 on investments..........        (2.79)            (3.58)      (0.37)       5.05       4.25       4.10
                               -------           -------    --------    --------    -------    -------
 Total from Investment
 Operations..............        (2.78)            (3.58)      (0.39)       5.03       4.38       4.31
                               -------           -------    --------    --------    -------    -------
LESS DISTRIBUTIONS:
Distributions from net
 investment income.......           --(a)             --          --          --      (0.13)     (0.21)
Distributions from net
 realized capital
 gains...................           --             (0.21)      (2.01)      (2.02)     (4.73)        --
                               -------           -------    --------    --------    -------    -------
 Total Distributions.....           --             (0.21)      (2.01)      (2.02)     (4.86)     (0.21)
                               -------           -------    --------    --------    -------    -------
NET INCREASE (DECREASE)
 IN NET ASSET VALUE......        (2.78)            (3.79)      (2.40)       3.01      (0.48)      4.10
                               -------           -------    --------    --------    -------    -------
Net Asset Value, End of
 Period..................      $ 13.24           $ 16.02    $  19.81    $  22.21    $ 19.20    $ 19.68
                               =======           =======    ========    ========    =======    =======
 Total Return............       (17.29)%**        (18.17)%     (1.82)%     27.18%     23.52%     27.74%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000s)..................      $59,937           $79,813    $120,712    $119,799    $92,620    $69,863
RATIOS TO AVERAGE NET
 ASSETS:
Net investment income
 (loss) including
 reimbursement/waiver....         0.10%*            0.00%      (0.11)%     (0.11)%     0.61%      1.20%
Operating expenses
 including reimbursement/
 waiver..................         1.02%*            1.02%       0.98%       0.96%      1.05%      1.08%
Operating expenses
 excluding reimbursement/
 waiver..................         1.02%*            1.02%       0.98%       0.96%      1.05%      1.08%
Portfolio Turnover
 Rate....................           20%**             51%         54%         60%        75%         1%

---------------
 * Annualized.

 ** Not Annualized.

(a) Amount is less than $0.005.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000, 1999, 1998, and 1997 was $0.01, $0.00, $(0.02), $(0.02), $0.13, and $0.21,
    respectively.

 Federal Income Tax Consequences

    Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Liberty Equity Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Liberty Equity Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Liberty Equity Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Equity Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Liberty Equity Fund's tax basis in the assets that the Liberty Equity Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Liberty Equity Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

    Each opinion is, and the confirming letter will be, based on certain factual certifications made by officers of Galaxy VIP and the Liberty Trust. No opinion or confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

                                    GENERAL

VOTING INFORMATION


    The Trustees of Galaxy VIP are soliciting proxies from the shareholders of the Galaxy Growth and Income Fund and the Galaxy Equity Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.



    As of December 2, 2002, the Galaxy Growth and Income Fund had 730,204 shares and the Galaxy Equity Fund had 3,825,800 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Acquired Funds are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). More than fifty percent (50%) of the shares of an Acquired Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted in favor of the Proposal and therefore will have the same effect as if they cast votes against the Proposals.

    Share Ownership. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of each Acquired Fund, as a group, beneficially owned less than 1% of the shares of such Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Funds:


                                                              PERCENTAGE OF     PERCENTAGE OF
                                                               OUTSTANDING       OUTSTANDING
                                                             SHARES OF CLASS   SHARES OF CLASS
                                                              OWNED BEFORE        OWNED UPON
                                                              CONSUMMATION       CONSUMMATION
FUND AND CLASS            SHAREHOLDER NAME AND ADDRESS       OF ACQUISITIONS   OF ACQUISITIONS*
--------------            ----------------------------       ---------------   ----------------
GALAXY GROWTH AND
  INCOME FUND
                       American Skandia                           91.17%+           96.51%+
                       One Corporate Drive
                       P.O. Box 883
                       Shelton, CT 06484-0883
GALAXY EQUITY FUND
                       American Skandia                           97.21%+           96.51%+
                       One Corporate Drive
                       P.O. Box 883
                       Shelton, CT 06484-0883


---------------

* Indicates the percentage of Liberty Equity Fund shares to be owned of record or beneficially upon consummation of the Acquisitions on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the relevant Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Acquired Funds or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the relevant Acquired Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisitions described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If either Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1 and 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the Liberty Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the Liberty Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the Liberty Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of each Fund's investment advisor, Fleet Investment Advisors Inc., is 100 Federal Street, Boston, Massachusetts 02110. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Growth and Income Fund (the "Acquired Fund"), a series of the Trust, Liberty Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Liberty Equity Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4. With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6. Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1. The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Equity Fund, Variable Series."

    3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among the Trust, on behalf of the Galaxy VIP Growth and Income Fund, the Acquiring Trust, on behalf of the Acquiring Fund, and Columbia;


       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3. For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2. The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition

            Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the

         Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

    If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP
                                           Growth and Income Fund


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


/s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           LIBERTY VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Liberty Equity Fund,
                                           Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


/s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By: /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Equity Fund (the "Acquired Fund"), a series of the Trust, Liberty Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Liberty Equity Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4. With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6. Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1. The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Equity Fund, Variable Series."

    3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among the Trust, on behalf of the Galaxy VIP Growth and Income Fund, the Acquiring Trust, on behalf of the Acquiring Fund, and Columbia;


       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3. For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2. The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition

            Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the

         Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

    If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy
                                           VIP Equity Fund


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


/s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           LIBERTY VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Liberty Equity
                                           Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


/s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By: /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX C

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                             GALAXY VIP EQUITY FUND

PORTFOLIO REVIEWS

    Robert G. Armknecht became manager of the Galaxy VIP Equity Fund in 1998. He has managed equity portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

GALAXY VIP EQUITY FUND
ROBERT G. ARMKNECHT
PORTFOLIO MANAGER

    The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that FIA believes have the potential for above-average total return.

    During a time when value-oriented stocks outperformed growth investments, the Galaxy VIP Equity Fund benefited from a diversified mix of high quality shares with more reasonable valuations. This portfolio strategy led us to reduce investments in the hard hit technology sector, but remain sufficiently committed to the sector to enjoy good returns when technology stocks rallied. However, disappointing returns from the sector at times of market weakness caused the Fund to underperform its market benchmarks for the reporting period as a whole.

    For the 12 months ended December 31, 2001, the Fund had a total return of -18.17%, versus an average total return of -12.83% for the large-cap core funds tracked by Lipper. Over the same time, the Fund's market benchmark, the S&P 500 Index, had a total return of -11.89%.

DIVERSIFIED MIX AIDS RETURNS

    We began to trim technology stocks in 2000, before the Fund's 12-month reporting period started, due to excessive prices in the sector versus company earnings. This process continued during the first months of 2001, as we also shifted the mix of technology holdings to seek improved future performance. These strategies freed up assets and let us use investment opportunities presented by market weakness in many of the Fund's consumer and financial positions to increase these holdings. These changes helped enhance the Fund's returns on both an absolute and relative basis in the second half of 2001, especially during the fourth quarter.

    In the months that followed, we continued to redeploy assets from the technology sector, increasing stocks of financial and health care firms. An overweighting and good stock selection in the health care area, where prices began to strengthen, further enhanced returns. Good stock selection in the technology and basic materials groups contributed positively to returns. Such benefits helped offset a price decline in the Fund's energy stocks and in certain other stocks whose earnings were disappointing.

    When growth investments outperformed later in the year, the Fund benefited from strong stock selection in the capital goods, health care, media, consumer cyclical, and energy sectors, as well as from overweightings in technology, health care, energy, and financial issues.

GROWTH STOCKS STILL ATTRACTIVE

    Despite their recent gains, stocks of growth companies remain more attractive than they were a year ago. As investors continue to anticipate an economic recovery, the prices for these issues could improve further. Once there are clear signs that the recovery is at hand, we plan to increase the Fund's already significant positions in the high growth sectors. As before, we will emphasize a well-diversified portfolio of high quality shares with reasonable valuations.

                             GALAXY VIP EQUITY FUND
            DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001
[PIE GRAPH]

Other Common Stock, Repurchase Agreement & Net Other Assets                        3
  and Liabilities
Consumer Cyclical                                                                  7
Consumer Staples                                                                  26
Communications                                                                     8
Energy                                                                            11
Industrial                                                                        17
Finance                                                                           13
Technology                                                                        15

                             GALAXY VIP EQUITY FUND
                         GROWTH OF $10,000 INVESTMENT*
[PIE GRAPH]

                                                                   GALAXY VIP EQUITY FUND                 S&P 500 INDEX
                                                                   ----------------------                 -------------
Inception                                                                  10000                              10000
1993                                                                       10450                              11009
1994                                                                       10813                              11151
1995                                                                       13706                              15336
1996                                                                       16595                              20762
1997                                                                       21198                              27686
1998                                                                       26184                              35648
1999                                                                       33299                              43145
2000                                                                       32694                              35571
2001                                                                       26754                              31347

---------------

* Since inception on 1/11/93. The S&P 500 Index, in which investors cannot invest, is an unmanaged index of 500 leading stocks. Results for the Index do not reflect investment management fees and other expenses incurred by the Fund.

                                                                      APPENDIX D

                  INFORMATION APPLICABLE TO CLASS A SHARES OF
                      LIBERTY EQUITY FUND, VARIABLE SERIES

    Liberty Variable Investment Trust ("Trust") includes various separate mutual funds, including the Liberty Equity Fund, Variable Series ("Fund"), each with its own investment goal and strategies. Fleet Investment Advisors Inc. ("Fleet") is the Fund's advisor.

    The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of Fleet.

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    SECTOR RISK is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

    Securities that can be CONVERTED into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Fleet Investment Advisors Inc.


    Fleet, located at 100 Federal Street, Boston, Massachusetts 02111, is the Fund's investment advisor. Fleet is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Fleet has been an investment advisor since 1984. As of September 30, 2002, Fleet managed over $82.8 billion in assets.


    For the 2001 fiscal year, aggregate advisory fees paid to Fleet by the Fund equaled 0.75% of the average daily net assets of the Fund.

  Portfolio Manager

    Robert G. Armknecht, CFA, an Executive Vice President of Fleet since 1988, has served as the Fund's portfolio manager since July 1998. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with Fleet and its predecessors since 1988.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 3 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Convertible Securities. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 5

                       LIBERTY VARIABLE INVESTMENT TRUST

                      LIBERTY EQUITY FUND, VARIABLE SERIES

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


         This Statement of Additional Information (the "SAI") relates to the proposed Acquisitions (the "Acquisitions") of the Galaxy VIP Growth and Income Fund (the "Growth and Income Fund"), a series of The Galaxy VIP Fund, and the Galaxy VIP Equity Fund (the "Galaxy Equity Fund" and together with the Growth and Income Fund, the "Acquired Funds"), a series of The Galaxy VIP Fund, by the Liberty Equity Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust. The Acquiring Fund is a newly organized "shell" portfolio of Liberty Variable Investment Trust.


         This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisitions. As described in the Prospectus/Proxy Statement, the Acquisitions would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Funds. The Galaxy Equity Fund will be the survivor for accounting purposes.


         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Funds         2
II.      Financial Statements                                                           2

I.       Additional Information about the Acquiring Fund and the Acquired Funds.


         Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated December 31, 2002.


         Further information about the Acquired Funds is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Funds dated April 30, 2002, as supplemented.

II.      Financial Statements.

         This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquired Funds, which reports contain historical financial information regarding the Acquired Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         Pro forma financial statements of the Acquiring Fund for the Acquisitions are provided on the following pages. The pro forma financial statements for each scenario where only one Acquired Fund is merged into the Acquiring Fund have not been provided because each Acquired Fund's financial statements have been incorporated by reference into the Statement of Additional Information.

                        GALAXY VIP GROWTH AND INCOME FUND
                             GALAXY VIP EQUITY FUND
                                       AND
                      LIBERTY EQUITY FUND, VARIABLE SERIES

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of June 30, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended June 30, 2002 presents the results of operations of the Liberty Equity Fund, Variable Series as if the combination with the Acquired Funds had been consummated at July 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at July 1, 2001. These historical statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at June 30, 2002, and for the twelve-month period then ended.


The pro forma statements give effect to the proposed transfer of all of the assets of each of the Acquired Funds to the Liberty Equity Fund, Variable Series in exchange for the assumption by the Liberty Equity Fund, Variable Series of all of the liabilities of each of the Acquired Funds and for a number of shares of the Liberty Equity Fund, Variable Series equal in value to the value of the net assets of each of the Acquired Funds transferred to the Liberty Equity Fund, Variable Series. Assuming its shareholders approve the combination, the Galaxy VIP Equity Fund will be the accounting survivor for financial statement purposes.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquired Funds incorporated by reference in this Statement of Additional Information.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    GALAXY VIP                         LIBERTY EQUITY
                                                 GALAXY VIP          GROWTH &                              FUND VS
                                                   EQUITY             INCOME           PRO FORMA          PRO FORMA
                                                    FUND               FUND           ADJUSTMENTS          COMBINED
                                                    ----               ----           -----------          --------
ASSETS
Investments, at cost                            $ 63,620,751       $  8,726,671                          $ 72,347,422
                                                ------------       ------------                          ------------
Investments, at value                           $ 59,955,820       $  8,257,501                          $ 68,213,321
Cash                                                      --             53,065                                53,065
Receivable for:
   Investments sold                                  267,142             83,696                               350,838
   Fund shares sold                                    1,658                 --                                 1,658
   Interest and dividends                             51,956              6,944                                58,900
Deferred organizational expense                           --              1,488                                 1,488
                                                ------------       ------------                          ------------
     Total Assets                                 60,276,576          8,402,694                            68,679,270
                                                ------------       ------------                          ------------
LIABILITIES
Payable to custodian bank                            225,004                 --                               225,004
Payable for:
   Investments purchased                                  --            165,723                               165,723
   Fund shares repurchased                            34,284              3,699                                37,983
   Management fee                                     38,883              5,060                                43,943
   Administration fee                                  8,062              3,356                                11,418
   Trustees' fee                                       2,877                259                                 3,136
Other liabilities                                     30,714              8,839                                39,553
                                                ------------       ------------                          ------------
     Total Liabilities                               339,824            186,936                               526,760
                                                ------------       ------------                          ------------
NET ASSETS                                      $ 59,936,752       $  8,215,758                          $ 68,152,510
                                                ============       ============                          ============

Paid in capital                                 $ 68,104,859       $  8,954,286                          $ 77,059,145
Undistributed net investment income                   33,561             (7,153)                               26,408
Accumulated net realized loss                     (4,536,737)          (262,205)                           (4,798,942)
Net unrealized depreciation on investments        (3,664,931)          (469,170)                           (4,134,101)
                                                ------------       ------------                          ------------
NET ASSETS                                      $ 59,936,752       $  8,215,758                          $ 68,152,510
                                                ============       ============                          ============

Net assets                                      $ 59,936,752       $  8,215,758                 --       $ 68,152,510
                                                ============       ============                          ============
Shares outstanding                                 4,525,489            883,579           (263,053)         5,146,015
                                                ============       ============                          ============
Net asset value and redemption
   price per share                              $      13.24       $       9.30                          $      13.24
                                                ============       ============                          ============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            GALAXY VIP                          LIBERTY EQUITY
                                                         GALAXY VIP          GROWTH &                                FUND
                                                           EQUITY             INCOME           PRO FORMA          PRO FORMA
                                                            FUND               FUND           ADJUSTMENTS          COMBINED
                                                            ----               ----           -----------          --------
INVESTMENT INCOME
Dividends                                               $    813,178       $    139,708                          $    952,886
Interest                                                      65,659              1,215                                66,874
Less: foreign taxes withheld                                  (7,746)              (541)                               (8,287)
                                                        ------------       ------------                          ------------
   Total Investment Income                                   871,091            140,382                             1,011,473

EXPENSES
Investment advisory fees                                     576,371             75,696                               652,067
Administration fees                                           65,323              8,578                                73,901
Fund accounting fees                                          37,812             27,908                858(a)          66,578
Transfer agent fee                                             5,001              5,001             (5,002){a}          5,000
Trustees' fee                                                    917                328              2,165{b}           3,410
Custody fee                                                    8,273              8,407                                16,680
Professional fees                                             51,832             15,648            (16,943){c}         50,537
Amortization of organization costs                                --              2,198                                 2,198
Reports to shareholders                                       45,163              6,041            (32,295){c}         18,909
Other expenses                                                 4,182              2,375                                 6,557
                                                        ------------       ------------         ----------       ------------
   Total Expenses                                            794,874            152,180            (51,217)           895,837
Expense Reimbursement                                             --             (1,147)           (16,235){a}        (17,382)
                                                        ------------       ------------         ----------       ------------
   Net Expenses                                              794,874            151,033            (67,542)           878,455
                                                        ------------       ------------         ----------       ------------
   Net Investment Income                                      76,217            (10,651)            67,542            133,018
                                                        ------------       ------------         ----------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments                   (4,270,031)          (397,433)                           (4,667,464)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                   (14,480,990)        (1,368,083)                          (15,849,073)
                                                        ------------       ------------                          ------------
   Net Loss                                              (18,751,021)        (1,765,516)                          (20,516,537)
                                                        ------------       ------------         ----------       ------------
Decrease in Net Assets from Operations                  $(18,674,804)      $ (1,776,167)            67,542       $(20,383,519)
                                                        ============       ============         ==========       ============

{a} Based on the contract in effect for the surviving fund.


{b} Based on fee structure for the Liberty Board of Trustees.



{c} The noted fees will decrease due to economies of scale achieved by merging funds.

No pro forma adjustments are shown in the following table because the Acquiring Fund's investment restrictions would not require the sale of any portfolio investments.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)


GALAXY VIP  GALAXY VIP
  EQUITY      GROWTH                                                                   GALAXY VIP     GALAXY VIP
  GROWTH    AND INCOME                                                                   EQUITY         GROWTH
   FUND        FUND                                                                      GROWTH       AND INCOME
SHARES OR   SHARES OR   PRO FORMA                                                         FUND           FUND        PRO FORMA
   PAR         PAR      COMBINED                                                         VALUE          VALUE        COMBINED
                                   COMMON STOCKS - 99.6%
                                    Aerospace & Defense - 5.2%
       -        4,200      4,200   Honeywell International, Inc.                               $ -     $ 147,966      $ 147,966
  12,000            -     12,000   L-3 Communications Holdings, Inc.*                      648,000             -        648,000
   3,500            -      3,500   Northrop Grumman Corp.                                  437,500             -        437,500
  20,000        2,400     22,400   Raytheon Co.                                            815,000        97,800        912,800
  17,500        3,000     20,500   United Technologies Corp.                             1,188,250       203,700      1,391,950
                                                                                      -------------  ------------  -------------
                                                                                         3,088,750       449,466      3,538,216
                                                                                      -------------  ------------  -------------

                                    Airlines - 0.1%
       -        2,300      2,300   British Airways Plc, ADR*                                     -        65,895         65,895
                                                                                      -------------  ------------  -------------

                                    Application Software - 0.4%
  20,000            -     20,000   Siebel Systems, Inc.*                                   284,400             -        284,400
                                                                                      -------------  ------------  -------------

                                    Automobiles - 0.1%
       -        6,050      6,050   Ford Motor Co.                                                -        96,800         96,800
                                                                                      -------------  ------------  -------------

                                    Banks - 6.8%
       -        3,000      3,000   Bank of America Corp.                                         -       211,080        211,080
       -        5,000      5,000   Bank One Corp.                                                -       192,400        192,400
  25,000            -     25,000   Mellon Financial Corp.                                  785,750             -        785,750
  27,500            -     27,500   National City Corp.                                     914,375             -        914,375
  45,000            -     45,000   U.S. Bancorp                                          1,050,750             -      1,050,750
  25,000        4,400     29,400   Wells Fargo & Co.                                     1,251,500       220,264      1,471,764
                                                                                      -------------  ------------  -------------
                                                                                         4,002,375       623,744      4,626,119
                                                                                      -------------  ------------  -------------

                                    Beverages - 3.9%
  15,000        3,300     18,300   Anheuser-Busch Cos., Inc.                               750,000       165,000        915,000
  30,000        3,100     33,100   PepsiCo, Inc.                                         1,446,000       149,420      1,595,420
       -        2,000      2,000   PPG Industries                                                -       123,800        123,800
                                                                                      -------------  ------------  -------------
                                                                                         2,196,000       438,220      2,634,220
                                                                                      -------------  ------------  -------------

                                    Biotechnology - 0.7%
  15,000            -     15,000   Genentech, Inc.*                                        502,500             -        502,500
                                                                                      -------------  ------------  -------------

                                    Commercial Services & Supplies - 3.3%
  27,500            -     27,500   Automatic Data Processing, Inc.                       1,197,625             -      1,197,625
                2,650      2,650   Avery Dennison Corp.                                          -       166,287        166,287
  50,000            -     50,000   Cendant Corp.*                                          794,000             -        794,000
       -        4,000      4,000   Waste Management, Inc.                                        -       104,200        104,200
                                                                                      -------------  ------------  -------------
                                                                                         1,991,625       270,487      2,262,112
                                                                                      -------------  ------------  -------------

                                    Communications Equipment - 2.4%
  50,000        4,200     54,200   Cisco Systems, Inc.*                                    697,500        58,590        756,090
       -        4,800      4,800   Harris Corp.                                                  -       173,952        173,952
       -        8,950      8,950   Motorola, Inc.                                                -       129,059        129,059
  40,000            -     40,000   Nokia Corp., ADR                                        579,200             -        579,200
                                                                                      -------------  ------------  -------------
                                                                                         1,276,700       361,601      1,638,301
                                                                                      -------------  ------------  -------------

                                    Computer Hardware - 0.2%
       -        9,260      9,260   Hewlett Packard Co.                                           -       141,493        141,493
                                                                                      -------------  ------------  -------------

                                    Computers & Peripherals - 1.3%
  10,000        2,550     12,550   IBM Corp.                                               720,000       183,600        903,600
                                                                                      -------------  ------------  -------------

                                    Diversified Financials - 7.0%
  32,500        5,200     37,700   Citigroup, Inc.                                       1,259,375       201,500      1,460,875
       -      115,800    115,800   Countrywide Credit Industries, Inc.                           -       115,800        115,800
   8,000            -      8,000   Fannie Mae                                              590,000             -        590,000
  15,000            -     15,000   Goldman Sachs Group, Inc.                             1,100,250             -      1,100,250
  40,000        4,625     44,625   Morgan (J.P.) Chase & Co.                             1,356,800       156,880      1,513,680
                                                                                      -------------  ------------  -------------
                                                                                         4,306,425       474,180      4,780,605
                                                                                      -------------  ------------  -------------

                                    Diversified Telecommunication Service - 0.6%
       -        4,000      4,000   AT&T Corp.                                                    -        42,800         42,800
       -        4,900      4,900   CenturyTel, Inc.                                              -       144,550        144,550
       -        4,100      4,100   SBC Communications, Inc.                                      -       125,050        125,050
       -        3,000      3,000   Verizon Communications, Inc.                                  -       120,450        120,450

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)


GALAXY VIP  GALAXY VIP
  EQUITY      GROWTH                                                                   GALAXY VIP     GALAXY VIP
  GROWTH    AND INCOME                                                                   EQUITY         GROWTH
   FUND        FUND                                                                      GROWTH       AND INCOME
SHARES OR   SHARES OR   PRO FORMA                                                         FUND           FUND        PRO FORMA
   PAR         PAR      COMBINED                                                         VALUE          VALUE        COMBINED
                                                                                      -------------  ------------  -------------
                                                                                                 -       432,850        432,850
                                                                                      -------------  ------------  -------------

                                    Electronic Equipment & Instruments - 1.7%
  25,000            -     25,000   Celestica, Inc.*                                        567,750             -        567,750
  60,000            -     60,000   Flextronics International, Ltd.*                        427,800             -        427,800
       -        6,350      6,350   Avnet, Inc.                                                   -       139,637        139,637
                                                                                      -------------  ------------  -------------
                                                                                           995,550       139,637      1,135,187
                                                                                      -------------  ------------  -------------

                                    Energy Equipment & Services - 2.7%
  20,000        4,950     24,950   Baker Hughes, Inc.                                      665,800       164,786        830,586
  22,500            -     22,500   Noble Corp.*                                            868,500             -        868,500
       -        3,800      3,800   Transocean Sedco Forex, Inc.                                  -       118,370        118,370
                                                                                      -------------  ------------  -------------
                                                                                         1,534,300       283,156      1,817,456
                                                                                      -------------  ------------  -------------

                                    Food & Drug Retailing - 1.6%
  35,000            -     35,000   CVS Corp.                                             1,071,000             -      1,071,000
                                                                                      -------------  ------------  -------------

                                    Food Products - 1.5%
     300            -        300   J.M. Smucker Co. (The)                                   10,239             -         10,239
  25,000            -     25,000   Kraft Foods, Inc.                                     1,023,750             -      1,023,750
                                                                                      -------------  ------------  -------------
                                                                                         1,033,989             -      1,033,989
                                                                                      -------------  ------------  -------------
                                    Gas Utilities - 0.7%
  22,500            -     22,500   El Paso Corp.                                           463,725             -        463,725
                                                                                      -------------  ------------  -------------

                                    Health Care Equipment & Supplies - 2.9%
  25,000            -     25,000   Baxter International, Inc.                            1,111,250             -      1,111,250
  20,000            -     20,000   Medtronic, Inc.                                         857,000             -        857,000
                                                                                      -------------  ------------  -------------
                                                                                         1,968,250             -      1,968,250
                                                                                      -------------  ------------  -------------

                                    Health Care Facilities - 0.1%
                6,400      6,400   HEALTHSOUTH Corp.*                                            -        81,856         81,856
                                                                                      -------------  ------------  -------------

                                    Health Care Providers & Services - 3.2%
       -        1,400      1,400   Cigna Corp.                                                   -       136,388        136,388
  20,000            -     20,000   Tenet Healthcare Corp.*                               1,431,000             -      1,431,000
   8,000            -      8,000   Wellpoint Health Networks, Inc.*                        622,480             -        622,480
                                                                                      -------------  ------------  -------------
                                                                                         2,053,480       136,388      2,189,868
                                                                                      -------------  ------------  -------------

                                    Hotels, Restaurants & Leisure - 0.2%
       -        4,550      4,550   McDonald's Corp.                                              -       129,447        129,447
                                                                                      -------------  ------------  -------------

                                    Household Products - 2.0%
  15,000            -     15,000   Procter & Gamble Co.                                  1,339,500             -      1,339,500
                                                                                      -------------  ------------  -------------

                                    Industrial Conglomerates - 5.1%
  10,000        1,700     11,700   3M Co.                                                1,230,000       209,100      1,439,100
  65,000        5,500     70,500   General Electric Co.                                  1,888,250       159,775      2,048,025
                                                                                      -------------  ------------  -------------
                                                                                         3,118,250       368,875      3,487,125
                                                                                      -------------  ------------  -------------

                                    Insurance - 4.3%
       -        3,150      3,150   ACE, Ltd.                                                     -        99,540         99,540
  30,000        3,500     33,500   AFLAC, Inc.                                             960,000       112,000      1,072,000
  20,000        2,150     22,150   American International Group, Inc.                    1,364,600       146,695      1,511,295
       -        3,600      3,600   Lincoln National Corp.                                        -       151,200        151,200
       -        4,000      4,000   UnumProvident Corp.                                           -       101,800        101,800
                                                                                      -------------  ------------  -------------
                                                                                         2,324,600       611,235      2,935,835
                                                                                      -------------  ------------  -------------

                                    IT Consulting & Services - 1.5%
       -        2,850      2,850   Computer Sciences Corp.*                                      -       136,230        136,230
  20,000        3,800     23,800   Electronic Data Systems Corp.                           743,000       141,170        884,170
                                                                                      -------------  ------------  -------------
                                                                                           743,000       277,400      1,020,400
                                                                                      -------------  ------------  -------------

                                    Machinery - 1.7%
  15,000            -     15,000   Illinois Tool Works, Inc.                             1,024,500             -      1,024,500
       -        5,150      5,150   Pall Corp.                                                    -       106,862        106,862
                                                                                      -------------  ------------  -------------
                                                                                         1,024,500       106,862      1,131,362
                                                                                      -------------  ------------  -------------

                                    Media - 4.9%
  45,000        4,450     49,450   Disney (Walt) Co.                                       850,500        84,105        934,605
  35,000            -     35,000   EchoStar Communications Corp., Class A*                 649,600             -        649,600

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)


GALAXY VIP  GALAXY VIP
  EQUITY      GROWTH                                                                   GALAXY VIP     GALAXY VIP
  GROWTH    AND INCOME                                                                   EQUITY         GROWTH
   FUND        FUND                                                                      GROWTH       AND INCOME
SHARES OR   SHARES OR   PRO FORMA                                                         FUND           FUND        PRO FORMA
   PAR         PAR      COMBINED                                                         VALUE          VALUE        COMBINED
  75,000            -     75,000   Liberty Media Corp., Series A*                          750,000             -        750,000
       -        1,050      1,050   Omnicom Group, Inc.                                           -        48,090         48,090
  20,000        2,000     22,000   Viacom, Inc., Class B*                                  887,400        88,740        976,140
                                                                                      -------------  ------------  -------------
                                                                                         3,137,500       220,935      3,358,435
                                                                                      -------------  ------------  -------------

                                    Multi Utilities & Unregulated Power - 0.2%
  25,000            -     25,000   Williams Cos., Inc.                                     149,750             -        149,750
                                                                                      -------------  ------------  -------------

                                    Multiline Retail - 1.6%
  28,000            -     28,000   Costco Wholesale Corp.*                               1,081,360             -      1,081,360
                                                                                      -------------  ------------  -------------

                                    Oil & Gas - 7.6%
  30,000        3,600     33,600   BP Plc, ADR                                           1,514,700       181,764      1,696,464
  50,000            -     50,000   Conoco, Inc.                                          1,390,000             -      1,390,000
       -        5,000      5,000   Exxon Mobil Corp.                                             -       204,600        204,600
  20,000        1,800     21,800   Kerr-McGee Corp.                                      1,071,000        96,390      1,167,390
  30,000            -     30,000   National-Oilwell, Inc.*                                 631,500             -        631,500
       -        1,450      1,450   Philips Petroleum Co.                                         -        85,376         85,376
                                                                                      -------------  ------------  -------------
                                                                                         4,607,200       568,130      5,175,330
                                                                                      -------------  ------------  -------------

                                    Wireless Telecommunication Services - 0.3%
  50,000            -     50,000   American Tower Corp., Class A*                          172,500             -        172,500
                                                                                      -------------  ------------  -------------

                                    Pharmaceuticals - 11.3%
  15,000            -     15,000   Abbott Laboratories                                     564,750             -        564,750
                2,200      2,200   Bristol Myers Squibb Co.                                      -        56,540         56,540
  10,000            -     10,000   Forest Laboratories, Inc.*                              708,000             -        708,000
  25,000        3,250     28,250   Johnson & Johnson Co.                                 1,306,500       169,845      1,476,345
  22,500        2,400     24,900   Merck & Co., Inc.                                     1,139,400       121,536      1,260,936
  40,000        2,400     42,400   Pfizer, Inc.                                          1,400,000        84,000      1,484,000
  30,000        5,020     35,020   Pharmacia Corp.                                       1,123,500       187,999      1,311,499
  10,000            -     10,000   Teva Pharmaceutical Industries, Ltd., ADR               667,800             -        667,800
       -        3,300      3,300   Wyeth                                                         -       168,960        168,960
                                                                                      -------------  ------------  -------------
                                                                                         6,909,950       788,880      7,698,830
                                                                                      -------------  ------------  -------------

                                    Road & Rail - 0.2%
       -        5,100      5,100   Burlington Northern Sante Fe Corp.                            -       153,000        153,000
                                                                                      -------------  ------------  -------------

                                    Semiconductor Equipment & Products - 4.9%
  30,000            -     30,000   Applied Materials, Inc.*                                570,600             -        570,600
  30,000            -     30,000   Intel Corp.                                             548,100             -        548,100
  10,000            -     10,000   KLA-Tencorp Corp.*                                      439,900             -        439,900
  15,000            -     15,000   Maxim Integrated Products, Inc.*                        574,950             -        574,950
  22,000            -     22,000   Teradyne, Inc.*                                         517,000             -        517,000
  25,000        5,200     30,200   Texas Instruments, Inc.                                 592,500       123,240        715,740
                                                                                      -------------  ------------  -------------
                                                                                         3,243,050       123,240      3,366,290
                                                                                      -------------  ------------  -------------

                                    Software - 3.0%
       -        8,050      8,050   BMC Software, Inc.*                                           -       133,630        133,630
  35,000            -     35,000   Microsoft Corp.*                                      1,914,500             -      1,914,500
                                                                                      -------------  ------------  -------------
                                                                                         1,914,500       133,630      2,048,130
                                                                                      -------------  ------------  -------------

                                    Specialty Retail - 4.4%
  28,400            -     28,400   Bed, Bath & Beyond, Inc.*                             1,071,816             -      1,071,816
       -        6,000      6,000   Circuit City Stores - Circuit City Group                      -       112,500        112,500
  17,500            -     17,500   Home Depot, Inc.                                        642,775             -        642,775
       -        5,000      5,000   Lowe's Cos., Inc.                                             -       227,000        227,000
  40,000            -     40,000   Office Depot, Inc.*                                     672,000             -        672,000
       -        3,650      3,650   Sherwin-Williams Co.                                          -       109,244        109,244
       -        7,500      7,500   Staples, Inc.*                                                -       147,750        147,750
                                                                                      -------------  ------------  -------------
                                                                                         2,386,591       596,494      2,983,085
                                                                                      -------------  ------------  -------------

                                                                                      -------------  ------------  -------------
                                   Total Common Stocks (cost $71,722,422)               59,641,320     8,257,501     67,898,821
                                                                                      -------------  ------------  -------------

                                   Convertible Preferred Stock - 0.5%
                                   Multi-Utilities & Unregulated Power
  25,000            -     25,000   Williams Cos., 9.00%                                    314,500             -        314,500

                                                                                      -------------  ------------  -------------
                                   Total Convertible Preferred Stock (cost $625,000)       314,500             -        314,500
                                                                                      -------------  ------------  -------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)


GALAXY VIP  GALAXY VIP
  EQUITY      GROWTH                                                                   GALAXY VIP     GALAXY VIP
  GROWTH    AND INCOME                                                                   EQUITY         GROWTH
   FUND        FUND                                                                      GROWTH       AND INCOME
SHARES OR   SHARES OR   PRO FORMA                                                         FUND           FUND        PRO FORMA
   PAR         PAR      COMBINED                                                         VALUE          VALUE        COMBINED
                                   Total Investments - 100.1% (cost $72,347,422)        59,955,820     8,257,501     68,213,321

                                   Net Other Assets and Liabilities - (0.1)%               (19,068)      (41,743)       (60,811)
                                                                                      -------------  ------------  -------------

                                   Net Assets - 100.0%                                $ 59,936,752   $ 8,215,758   $ 68,152,510
                                                                                      -------------  ------------  -------------

                                   * Non income producing security.
                                   ADR    American Depositary Receipt

                                   Percentages are based on the Net Assets of
                                         the Pro Forma combined.

1,825,200     358,055

                                                                      APPENDIX A

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                       Liberty Value Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
               Colonial U.S. Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
              Colonial International Horizons Fund, Variable Series
                  Colonial Global Equity Fund, Variable Series
            Crabbe Huson Real Estate Investment Fund, Variable Series
            Liberty Newport Japan Opportunities Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                 Rydex Financial Services Fund, Variable Series
                     Rydex Health Care Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                      Liberty Equity Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                Columbia Real Estate Equity Fund, Variable Series




                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 31, 2002





         The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2002 and December 31, 2002, and any supplements thereto, which may be obtained at no charge by calling Liberty Funds Distributor, Inc. ("LFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectuses), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

ITEM                                                                                   PAGE
ORGANIZATION AND HISTORY............................................................     3
INVESTMENT MANAGEMENT AND OTHER SERVICES.............................................    4
         General.....................................................................    4
         Trust Charges and Expenses..................................................    7
         Principal Underwriter.......................................................   13
         Code of Ethics    ..........................................................   14
INVESTMENT RESTRICTIONS    ..........................................................   14
         Liberty Value Fund, Variable Series.........................................   14
         Stein Roe Global Utilities Fund, Variable Series............................   15
         Colonial International Fund for Growth, Variable Series.....................   16
         Colonial U.S. Growth & Income Fund, Variable Series.........................   17
         Colonial Strategic Income Fund, Variable Series.............................   18
         Newport Tiger Fund, Variable Series.........................................   19
         Liberty All-Star Equity Fund, Variable Series...............................   20
         Colonial Small Cap Value Fund, Variable Series..............................   22
         Colonial High Yield Securities Fund, Variable Series........................   23
         Colonial International Horizons Fund, Variable Series.......................   24
         Colonial Global Equity Fund, Variable Series................................   24
         Crabbe Huson Real Estate Investment Fund, Variable Series...................   25
         Liberty Newport Japan Opportunities Fund, Variable Series...................   26
         Liberty Select Value Fund, Variable Series..................................   27
         Rydex Financial Services Fund, Variable Series..............................   28
         Rydex Health Care Fund, Variable Series.....................................   29
         Liberty S&P 500 Index Fund, Variable Series.................................   30
         Liberty Equity Fund, Variable Series........................................   30
         Columbia High Yield Fund, Variable Series...................................   30
         Columbia Real Estate Equity Fund, Variable Series...........................   30
MORE FACTS ABOUT THE TRUST ..........................................................   31
         Organization................................................................   31
         Trustees and Officers.......................................................   31
         Trustee Positions ..........................................................   36
         Approving the Investment Advisory Contract..................................   36
         Compensation of Trustees....................................................   38
         Principal Holders of Securities.............................................   44
         Custodian...................................................................   54
OTHER CONSIDERATIONS       ..........................................................   54
         Portfolio Turnover..........................................................   54
         Suspension of Redemptions...................................................   55
         Valuation of Securities.....................................................   55
         Portfolio Transactions......................................................   56
         Information About the Standard & Poor's 500 Composite.......................   68
         Stock Price Index ..........................................................   68
DESCRIPTION OF CERTAIN INVESTMENTS...................................................   68
INVESTMENT PERFORMANCE     ..........................................................   86
INDEPENDENT ACCOUNTANTS, INDEPENDENT AUDITORS
AND FINANCIAL STATEMENTS   ..........................................................   92

                            ORGANIZATION AND HISTORY

      Liberty Variable Investment Trust (the "Trust"), a business trust organized under the Laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.

      The Trust currently offers twenty Funds: Liberty Value Fund, Variable Series ("Value Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund for Growth, Variable Series ("International Fund"); Colonial U.S. Growth & Income Fund, Variable Series ("U.S. Growth Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Colonial High Yield Securities Fund; Variable Series ("High Yield Fund"); Colonial International Horizons Fund, Variable Series, ("International Horizons Fund"); Colonial Global Equity Fund, Variable Series ("Global Equity Fund"); Crabbe Huson Real Estate Investment Fund, Variable Series ("Real Estate Fund"); Liberty Newport Japan Opportunities Fund, Variable Series ("Japan Opportunities Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Rydex Financial Services Fund, Variable Series ("Financial Services Fund"); Rydex Health Care Fund, Variable Series ("Health Care Fund"); Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund"); Liberty Equity Fund, Variable Series ("Equity Fund"); Columbia High Yield Fund, Variable Series ("Columbia High Yield Fund"); and Columbia Real Estate Equity Fund, Variable Series ("Real Estate Equity Fund"). The Trust may add or delete Funds and/or classes of shares from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund, is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund are non-diversified series of the Trust, each representing the entire interest in a separate series of the Trust.

      Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the Value Fund changed its name from "Colonial-Keyport Growth and Income Fund" to "Colonial Growth and Income Fund, Variable Series." Effective June 1, 2000 the Value Fund changed its name from "Colonial Growth and Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Global Utilities Fund changed its name from "Colonial-Keyport Utilities Fund" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to its current name. Effective May 1, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the U.S. Growth Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to its current name. Effective November 15, 1997 the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997 the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.

      The Equity Fund, the Columbia High Yield Fund and the Real Estate Equity Fund are the successors to the Galaxy VIP Equity Fund, the Galaxy VIP Columbia High Yield Fund II and the Galaxy VIP Columbia Real Estate Equity Fund II, respectively (each a "Predecessor Fund"), each a series of The Galaxy VIP Fund, a Massachusetts business trust organized on May 27, 1992. In March 2003, the Predecessor Funds are expected to be reorganized as series of the Trust. Class A shares of the Equity Fund, the Columbia High Yield Fund and the Real Estate Equity Fund will be issued in exchange for shares of the Predecessor Funds.

         The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and

VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectuses under "MIXED AND SHARED FUNDING."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL

      Liberty Advisory Services Corp. ("LASC") serves as Manager to the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund, and 500 Index Fund pursuant to investment advisory agreements between the Trust on behalf of each of these Funds and LASC (the "LASC Management Agreements"). LASC is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston").

      Columbia Management Co. ("CMC") serves as Manager to the Columbia High Yield Fund and the Real Estate Equity Fund pursuant to investment advisory agreements between the Trust on behalf of these Funds and CMC (the "CMC Management Agreements"). CMC is an indirect wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston.

      Fleet Investment Advisors Inc. ("FIA") serves as Manager to the Equity Fund pursuant to an investment advisory agreement between the Trust on behalf of the Equity Fund and FIA (the "FIA Management Agreement"). FIA is an indirect wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of each of the Value Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund have entered into separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of each of the Tiger Fund and Japan Opportunities Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of the Real Estate Fund, have entered into a separate Sub-Advisory Agreement (the "Crabbe Huson Sub-Advisory Agreement," and collectively, with the Colonial Sub-Advisory Agreements, the Stein Roe Sub-Advisory Agreement and the Newport Sub-Advisory Agreement, the "Sub-Advisory Agreements") with Crabbe Huson Group, Inc. ("Crabbe Huson"). Crabbe Huson is an indirect wholly owned subsidiary of FleetBoston.

      Liberty Asset Management Company ("LAMCO") sub-advises the All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of the All-Star Equity Fund, LAMCO and such Portfolio Manager.

      All-Star Equity Fund's current Portfolio Managers are:

            Mastrapasqua & Associates
            Oppenheimer Capital
            Boston Partners Asset Management, L.P.
            Schneider Capital Management Corporation
            TCW Investment Management Company

      Rydex Global Advisors ("Rydex") sub-advises the Financial Services Fund and the Health Care Fund pursuant to the Management Agreement for such Funds and a Portfolio Management Agreement among the Trust, on behalf of the Financial Services Fund and the Health Care Fund, Colonial and Rydex.

      SSgA Funds Management, Inc. ("SSgA") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust on behalf of the 500 Index Fund, Colonial and SSgA.

      LASC. LFG owns all of the outstanding common stock of LASC. LASC's address is One Financial Center, Boston, Massachusetts 02111. The directors and the principal executive officer of LASC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      CMC. Columbia owns all of the outstanding common stock of CMC. CMC's address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. The directors and the principal executive officer of CMC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Fleet Investment Advisors. Columbia owns all of the outstanding common stock of FIA. FIA's address is 100 Federal Street, Boston, Massachusetts 02110. The directors and the principal executive officer of FIA are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Colonial and Colonial's Portfolio Managers. LFG, One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFG is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Colonial are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the Financial Services Fund and the Health Care Fund:

      - Rydex. Rydex, an investment advisor since 1993, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The trustees and the principal executive officer of Rydex are Albert P. Viragh, Jr. (principal executive officer and trustee), Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville and Roger Somers. Mr. Viragh owns a controlling interest in Rydex. As of February 28, 2002, Rydex managed over $5.4 billion in assets.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the 500 Index Fund:

      - SSgA. SSgA, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which has, as a result of a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2002, State Street Global Advisors had approximately $772.1 billion in assets under management. Timothy B. Harbert and Mitchell H.

            Shames are Directors of SSgA and are therefore considered controlling persons. SSgA is a subsidiary of State Street Corporation.

      Stein Roe. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Stein Roe are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns 75.1% of the outstanding common stock of Newport as of December 31, 2001. Columbia, which is an indirect wholly owned subsidiary of FleetBoston, owns the balance. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. Columbia owns all of the outstanding stock of LNH. The directors and the principal executive officer of Newport are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Crabbe Huson. Crabbe Huson, 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, is a wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Crabbe Huson are Keith T. Banks (principal executive officer and director), Joseph R. Palombo, and Roger Sayler.

      LAMCO and LAMCO's Portfolio Managers. LAMCO, One Financial Center, Boston, Massachusetts 02111, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of LAMCO are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for the All-Star Equity Fund:

      - Mastrapasqua & Associates. Mastrapasqua, an investment advisor since 1993, located at 814 Church Street, Suite 600, Nashville, Tennessee 37203, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be controlling persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of February 28, 2002, Mastrapasqua managed $1.7 billion in assets.

      - Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Colin Glinsman. As of December 31, 2001, Oppenheimer Capital managed over $36 billion in assets.

      - Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. The sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond
            J. Heathwood is the President of Boston Partners, Inc. As of February 28, 2002, Boston Partners managed $10.1 billion in assets.

      - Schneider Capital Management Corporation. Schneider Capital Management Corporation ("Schneider"), an investment advisor since 1996, is located at 460 East Swedesford Road, Wayne, Pennsylvania 19087 and is an independently owned firm. Schneider's principal executive officer and sole director is Arnold C. Schneider III. Schneider is 100% employee-owned. As of February 28, 2002, Schneider managed over $1.9 billion in assets.

      - TCW Investment Management Company. Societe Generale S.A. ("Societe Generale") through its wholly owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), purchased The TCW Group Inc. ("The TCW Group") and its subsidiaries, including TCW Investment Management Company ("TCW").

            TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, The TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of The TCW Group. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of The TCW Group own the remaining 49% of the company. Under the terms of the agreement between The TCW Group and SGAM, SGAM will acquire an additional 19% interest in The TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of February 28, 2002, TCW and its affiliates had $86.7 billion in assets under management or committed to management.

      The LASC Management Agreements, the CMC Management Agreements, the FIA Management Agreement, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, CMC, FIA, Colonial, Stein Roe, Newport, Crabbe Huson, LAMCO or LAMCO's Portfolio Managers, Rydex or SSgA (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by LASC, CMC, FIA or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of LASC, CMC, FIA or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

TRUST CHARGES AND EXPENSES

      Class B shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999, and Class A shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced investment operations on June 1, 2000. Class A and Class B shares for Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000. Class B shares for all Funds, except for International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund, 500 Index Fund, Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund commenced investment operations on June 1, 2000. The Predecessor Funds to each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund commenced operations on January 11, 1993, March 3, 1998 and March 3, 1998, respectively. As of the date of this SAI, Class B shares for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund had not commenced investment operations.

MANAGEMENT FEES. Each Fund listed below paid management fees to LASC as follows during each year in the three-year period ended December 31, 2001, pursuant to the LASC Management Agreements described in the Prospectuses:


                                     2001           2000           1999
                                     ----           ----           ----
Value Fund:                      $1,145,972     $1,217,773     $1,157,822
Global Utilities Fund:              486,048        720,174        554,892
International Fund:                 431,211        642,065        569,988
U.S. Growth Fund:                 1,602,928      1,645,625      1,429,390
Strategic Income Fund:              947,802      1,028,637        971,490
Tiger Fund:                         348,282        446,975        277,720
All-Star Equity Fund:               499,847        541,468        493,641
Small Cap Fund:                     118,056         53,931         18,928
High Yield Fund:                    144,771        112,673         61,532
International Horizons Fund:         89,594        101,318         27,964
Global Equity Fund:                  75,122         89,670         31,164
Real Estate Fund:                    46,705         30,938         11,210
Japan Opportunities Fund:            18,388         17,254             --
Select Value Fund:                   65,748         11,300             --
Financial Services Fund:             31,457          8,024             --
Health Care Fund:                    53,289         10,940             --
500 Index Fund:                      83,290         18,998             --

The Predecessor Fund to each Fund listed below paid management fees to CMC as follows during each year in the three-year period ended December 31, 2001:


                                2001        2000        1999
                                ----        ----        ----
Columbia High Yield Fund:     $13,707     $13,920     $14,268
Real Estate Equity Fund:        8,112       7,764       6,980

The Predecessor Fund to the Equity Fund paid management fees to FIA as follows during each year in the three-year period ended December 31, 2001:


                   2001         2000         1999
                   ----         ----         ----
Equity Fund:     $697,948     $950,479     $765,471

CERTAIN ADMINISTRATIVE EXPENSES. Prior to July 1, 2001, the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund paid Colonial or an affiliate thereof an additional fee for pricing and bookkeeping services in the annual amount of $27,000 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates:
0.04% on the next $550 million; 0.03% on the next $400 million; and 0.025% on the excess over $1 billion of the average daily net assets of the Fund for such month. Effective July 1, 2001, Colonial entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

      Prior to July 1, 2002, The Galaxy VIP Fund, of which the Predecessor Funds were series, paid PFPC Inc. ("PFPC") or an affiliate thereof a fee for statistical and research data, clerical, accounting and bookkeeping services, internal auditing services, computation of net asset value and net income, preparation of annual and semi-annual reports to the Securities Exchange Commission, federal and state tax returns, and filings with state securities commissions, and transfer agency services. The Galaxy VIP Fund paid PFPC a monthly fee at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of all funds that were series of The Galaxy VIP

Fund, plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. For the fiscal year ended December 31, 2001, the Predecessor Funds paid PFPC fees at the annual rate of 0.085% of each Predecessor Fund's average daily net assets. In addition, PFPC received a separate annual fee from each Predecessor Fund for certain fund accounting services and was paid by each Predecessor Fund for custody services provided by the Predecessor Funds' custodian.

      Under its pricing and bookkeeping agreement with the Funds, Colonial receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and
- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Colonial for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services:

                                   2001       2000         1999
                                   ----       ----         ----
Value Fund:                      $74,777     $74,890     $74,390
Global Utilities Fund:            36,680      50,009      40,059
International Fund:               19,004      34,377      31,946
U.S. Growth Fund:                 83,138      86,096      74,490
Strategic Income Fund:            63,061      64,709      63,800
Tiger Fund:                       18,858      27,000      27,000
All-Star Equity Fund:             31,011      33,902      31,497
Small Cap Fund:                   18,389      27,000      27,000
High Yield Fund:                  18,389      27,000      27,000
International Horizons Fund:      18,389      27,000      15,750
Global Equity Fund:               18,389      27,000      15,750
Real Estate Fund:                 18,523      27,000      15,750
Japan Opportunities Fund:         18,494      16,229          --
Select Value Fund:                18,494      16,229          --
Financial Services Fund:          18,973      15,750          --
Health Care Fund:                 18,494      16,229          --
500 Index Fund:                   18,494      16,229          --

      During each year in the three-year period ended December 31, 2001, PFPC received the following administration fees from the Predecessor Funds to each Fund listed below:

                                2001         2000          1999
                                ----         ----          ----
Equity Fund:                  $117,558     $146,732     $128,840
Columbia High Yield Fund:       31,365       33,065       31,920
Real Estate Equity Fund:        27,663       39,932       36,466

      In addition, each Fund pays Colonial or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:

                                  2001       2000       1999
                                  ----       ----       ----
Value Fund:                      $7,500     $7,500     $7,500
Global Utilities Fund:            7,500      7,500      7,500
International Fund:               7,500      7,500      7,500
U.S. Growth Fund:                 7,500      7,500      7,500
Strategic Income Fund:            7,500      7,500      7,500
Tiger Fund:                       7,500      7,500      7,500
All-Star Equity Fund:             7,500      7,499      7,500
Small Cap Fund:                   7,500      7,500      7,500
High Yield Fund:                  7,500      7,500      7,500
International Horizons Fund:      7,500      7,500      4,375
Global Equity Fund:               7,500      7,500      4,375
Real Estate Fund:                 7,500      7,500      4,375
Japan Opportunities Fund:         7,500      4,508         --
Select Value Fund:                7,500      4,508         --
Financial Services Fund:          7,500      4,375         --
Health Care Fund:                 7,500      4,375         --
500 Index Fund:                   7,500      4,508         --

During each year in the three-year period ended December 31, 2001, PFPC received the following fees for transfer agency services from the Predecessor Funds to each Fund listed below:

                               2001       2000       1999
                               ----       ----       ----
Equity Fund:                  $5,000     $1,167       --
Columbia High Yield Fund:      5,000      1,167       --
Real Estate Equity Fund:       5,000      1,167       --


12B-1 FEES. During each year in the three-year period ended December 31, 2001, each Fund listed below paid LFD distribution fees as follows, as described in the Prospectuses:

                                    2001        2000        1999
                                    ----        ----        ----
Value Fund:                       $11,431     $   295          --
Global Utilities Fund:                  2           2          --
International Fund:                     2           1          --
U.S. Growth Fund:                  34,516       2,124          --
Strategic Income Fund:             29,568       2,006          --
Tiger Fund:                         3,582         658          --

                                    2001        2000        1999
                                    ----        ----        ----
All-Star Equity Fund:               9,903       1,496          --
Small Cap Fund:                    16,271       1,641          --
High Yield Fund:                   13,469         797          --
International Horizons Fund:       23,554      27,493     $ 6,601
Global Equity Fund:                19,806      23,603       7,044
Real Estate Fund:                  11,585       7,607       2,415
Japan Opportunities Fund:           3,732       3,222          --
Select Value Fund:                 23,260       3,798          --
Financial Services Fund:            8,884       2,157          --
Health Care Fund:                  13,037       2,518          --
500 Index Fund:                    52,682      11,552          --
Equity Fund:(1)                        --          --          --
Columbia High Yield Fund: (1)          --          --          --
Real Estate Equity Fund: (1)           --          --          --

(1) The Predecessor Funds to each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund did not incur 12b-1 fees.

EXPENSE LIMITATIONS. The Advisor and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

U.S. Growth Fund:                                1.00%
Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
Small Cap Fund:                                  1.10%
High Yield Fund:                                 0.95%
Japan Opportunities Fund:                        1.85%
Select Value Fund:                               1.10%
Financial Services Fund:                         1.45%
Health Care Fund:                                1.60%
500 Index Fund:                                  0.75%

      The Advisor will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, the Advisor will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, the Advisor will then waive a portion of its management fee to reach the above stated limits.

      The Advisor has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1 fees, brokerage fees and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of average daily net asset value per annum:

International Horizons Fund:                     1.15%
Global Equity Fund:                              1.15%
Real Estate Fund:                                1.20%

These arrangements may be terminated or modified by the Advisor or LFD at any time.

FEES OR EXPENSES WAIVED OR BORNE BY LASC

                                   2001          2000         1999
                                   ----          ----         ----
All-Star Equity Fund:            $     77     $ 15,896           --
Small Cap Fund:                    32,441       55,429     $ 63,222
High Yield Fund:                       --       11,685       49,549
International Horizons Fund:      153,064       42,341       28,328
Global Equity Fund:               136,366       48,980       27,096
Real Estate Fund:                  84,041       51,233       31,663
Japan Opportunities Fund:          44,809       38,372           --
500 Index Fund:                    58,371       17,830           --
Select Value Fund:                 44,763       21,529           --
Financial Services Fund:           48,627       27,947           --
Health Care Fund:                  40,614       28,416           --

FEES OR EXPENSES REIMBURSED BY CMC WITH RESPECT TO THE PREDECESSOR FUNDS TO THE FUNDS LISTED


                                2001        2000        1999
                              -------     -------     -------
Columbia High Yield Fund:     $46,428     $42,044     $39,207
Real Estate Equity Fund:       37,202      36,477      30,632

FEES OR EXPENSES WAIVED OR BORNE BY LFD


                                2001        2000
                              -------     -------
Strategic Income Fund:        $11,410     $   229
All-Star Equity Fund:           9,903       1,496
Small Cap Fund:                16,271       1,641
High Yield Fund:               12,641         797
Japan Opportunities Fund:       3,732       3,222
U.S. Growth Fund:              29,162       1,142
500 Index Fund:                52,682      11,552
Select Value Fund:             23,260       3,798
Value Fund:                        --          45
Financial Services Fund:        8,884       2,157
Health Care Fund:              13,037       2,518

* There were no fees waived or borne by LFD for the year ended December 31, 1999 for any of the Funds.

SALES-RELATED EXPENSES

      Sales-related expenses of LFD relating to the Class B shares of the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund for the year ended December 31, 2001 are listed in the tables below. No expense information is provided for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund because the Predecessor Funds did not offer Class B shares.

                                                                                    Global        International
                                                                 Value Fund     Utilities Fund         Fund
                                                                 ----------     --------------         ----
Fees to Financial Service Firms (FSFs)                             $9,076             $3             $35,631
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                        25,635              0                     0

                                                                                    Global        International
                                                                 Value Fund     Utilities Fund         Fund
                                                                 ----------     --------------         ----
Allocated travel, entertainment and other
   promotional expenses (including advertising)                    14,677              0                     0

                                                  U.S. Growth  Strategic
                                                      Fund     Income Fund  Tiger Fund
                                                      ----     -----------  ----------
Fees to Financial Service Firms (FSFs)              $27,969     $23,813     $ 3,642
Cost of sales material relating to the Fund
  (including printing and mailing expenses)          75,697      56,937       1,757
Allocated travel, entertainment and other
   promotional expenses (including advertising)      43,340      32,599       1,006


                                                   All-Star    Small Cap   High Yield
                                                  Equity Fund     Fund        Fund
                                                  -----------     ----        ----
Fees to Financial Service Firms (FSFs)              $ 8,130     $13,310     $10,712
Cost of sales material relating to the Fund
  (including printing and mailing expenses)          11,375      26,836      45,994
Allocated travel, entertainment and other
   promotional expenses (including advertising)       6,513      15,365      26,333


                                                  International
                                                     Horizons    Global Equity  Real Estate
                                                       Fund           Fund         Fund
                                                       ----           ----         ----
Fees to Financial Service Firms (FSFs)                $19,398       $16,427       $9,503
Cost of sales material relating to the Fund
  (including printing and mailing expenses)             215           113          2,763
Allocated travel, entertainment and other
   promotional expenses (including advertising)         123            65          1,582

                                                     Japan                       Financial
                                                  Opportunities  Select Value    Services
                                                     Fund           Fund            Fund
                                                     ----           ----            ----
Fees to Financial Service Firms (FSFs)               $3,072         $18,218       $7,138
Cost of sales material relating to the Fund
  (including printing and mailing expenses)              40          35,100       10,502
Allocated travel, entertainment and other
   promotional expenses (including advertising)          23          20,096        6,013

                                                   Health Care     500 Index
                                                      Fund           Fund
                                                      ----           ----
Fees to Financial Service Firms (FSFs)               $10,562        $42,490
Cost of sales material relating to the Fund
  (including printing and mailing expenses)           13,847         78,696
Allocated travel, entertainment and other
   promotional expenses (including advertising)        7,928         45,057

PRINCIPAL UNDERWRITER

      LFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. LFD is an affiliate of LASC, CMC and FIA.

      The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. The distributor has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

CODE OF ETHICS

      The Funds, the Advisors, the Sub-Advisors and LFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                             INVESTMENT RESTRICTIONS

      The investment restrictions specified below with respect to each Fund as "FUNDAMENTAL INVESTMENT Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. Value Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL UTILITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. Global Utilities Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      5. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Global Utilities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets;

      4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

      5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

      6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

      8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

U.S. GROWTH FUND

      FUNDAMENTAL INVESTMENT POLICIES. U.S. Growth Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry; and

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of U.S. Growth Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets; or

      4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

      FUNDAMENTAL INVESTMENT POLICIES. Strategic Income Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

      4.    Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

      FUNDAMENTAL INVESTMENT POLICIES. Tiger Fund may not:

      1. Concentrate more than 25% of the Funds total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      2. Underwrite securities issued by others except when disposing of portfolio securities;

      3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

      4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

      5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

      6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

      7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:

      1.    Invest in companies for the purpose of exercising control;

      2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

      3. Participate on a joint and several basis in any securities trading account;

      4.    Write or trade in put or call options;

      5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

      7.    Engage in short sales of securities.

ALL-STAR EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. All-Star Equity Fund may not:

      1. Issue senior securities, except as permitted by paragraph 2. below and to the extent permitted by the 1940 Act;

      2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

      3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

      4. Act as an underwriter of securities of other issuers, except when disposing of securities;

      5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

      6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

      7. Invest in commodities or in commodity contracts (except stock index futures and options);

      8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

      9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

      10.   Purchase securities of any one issuer, if

                  (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

      11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

      12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

      13. Invest for the purpose of exercising control over or management of any company; or

      14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund, which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

SMALL CAP FUND

      FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

      4.    Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of High Yield Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL HORIZONS FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Horizons Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Horizons Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Global Equity Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Global Equity Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

REAL ESTATE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Real Estate Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets; provided that the Fund may invest in securities that are secured by real estate or interest therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Real Estate Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

JAPAN OPPORTUNITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Japan Opportunities Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Japan Opportunities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

SELECT VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Select Value Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

FINANCIAL SERVICES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Financial Services Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Financial Services Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

HEALTH CARE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Health Care Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Health Care Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

500 INDEX FUND

      FUNDAMENTAL INVESTMENT POLICIES. The 500 Index Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Equity Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by FIA) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and
            (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the Securities Act of 1933, as amended, (the "1933 Act"), except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

      In addition to the above limitations, the Equity Fund may:

      13. Purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies.

      14. Invest up to 20% of its total assets in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts.

COLUMBIA HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Columbia High Yield Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by CMC) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and
            (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

REAL ESTATE EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Real Estate Equity Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by CMC) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
            (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Fund will invest at least 80% of its net assets in the equity securities of companies principally engaged in the real estate industry.

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the Fund may enter into futures contracts and options on futures contracts; and (ii) the Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

      In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

      If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

      Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, Columbia, and, in certain cases, the general account of Keyport Life Insurance Company ("Keyport"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

TRUSTEES AND OFFICERS

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)        Trustee          2000                 President of UAL                103            None
P.O. Box 66100                                                          Loyalty Services and
Chicago, IL 60666                                                       Executive Vice
                                                                        President of United
                                                                        Airlines (airline)
                                                                        since September,
                                                                        2001 (formerly
                                                                        Executive Vice
                                                                        President from July,
                                                                        1999 to September,
                                                                        2001); Chief
                                                                        Financial Officer of
                                                                        United Airlines
                                                                        since July, 1999;
                                                                        Senior Vice
                                                                        President and Chief
                                                                        Financial Officer of
                                                                        UAL, Inc. prior
                                                                        thereto.

Janet Langford Kelly (Age 44)     Trustee          2000                 Executive Vice                  103            None
One Kellogg Square                                                      President-Corporate
Battle Creek, MI 49016                                                  Development and
                                                                        Administration,
                                                                        General Counsel and
                                                                        Secretary, Kellogg
                                                                        Company (food
                                                                        manufacturer), since
                                                                        September, 1999;
                                                                        Senior Vice
                                                                        President, Secretary
                                                                        and General Counsel,
                                                                        Sara Lee Corporation
                                                                        (branded, packaged,
                                                                        consumer-products
                                                                        manufacturer) prior
                                                                        thereto.

Richard W. Lowry (Age 65)         Trustee          1995                 Private Investor                105            None
10701 Charleston Drive                                                  since August, 1987
Vero Beach, FL 32963                                                    (formerly Chairman
                                                                        and Chief Executive
                                                                        Officer, U.S.
                                                                        Plywood Corporation
                                                                        (building products
                                                                        manufacturer)).

Salvatore Macera (Age 70)         Trustee          1998                 Private Investor                103            None
26 Little Neck Lane                                                     since 1981 (formerly
New Seabury, MA  02649                                                  Executive Vice
                                                                        President and
                                                                        Director of Itek
                                                                        Corporation
                                                                        (electronics) from
                                                                        1975 to 1981).

Charles R. Nelson (Age 59)        Trustee          2000                 Van Voorhis                     103            None
Department of Economics                                                 Professor,
University of Washington                                                Department of
Seattle, WA 98195                                                       Economics,
                                                                        University of
                                                                        Washington since
                                                                        January, 1976;
                                                                        consultant on
                                                                        econometric and
                                                                        statistical matters.

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----
DISINTERESTED TRUSTEES

John J. Neuhauser (Age 58)        Trustee          1985                 Academic Vice                   105           Saucony,
84 College Road                                                         President and Dean                            Inc.
Chestnut Hill, MA 02467-3838                                            of Faculties since                            (athletic
                                                                        August, 1999, Boston                          footwear);
                                                                        College (formerly                             SkillSoft
                                                                        Dean, Boston College                          Corp.
                                                                        School of Management                          (E-Learning).
                                                                        from September, 1977
                                                                        to September, 1999).

Thomas E. Stitzel (Age 66)        Trustee          1998                 Business Consultant             103           None
2208 Tawny Woods Place                                                  since 1999 (formerly
Boise, ID  83706                                                        Professor of Finance
                                                                        from 1975 to 1999
                                                                        and Dean from 1977
                                                                        to 1991, College of
                                                                        Business, Boise
                                                                        State University);
                                                                        Chartered Financial
                                                                        Analyst.

Thomas C. Theobald (Age 64)       Trustee          2000                 Managing Director,              103
Suite 1300                                                              William Blair                                 Xerox
222 West Adams Street                                                   Capital Partners                              Corporation
Chicago, IL 60606                                                       (private equity                               (business
                                                                        investing) since                              products
                                                                        September, 1994                               and
                                                                        (formerly Chief                               services),
                                                                        Executive Officer                             Anixter
                                                                        and Chairman of the                           International
                                                                        Board of Directors,                           (network
                                                                        Continental Bank                              support
                                                                        Corporation).                                 equipment
                                                                                                                      distributor),
                                                                                                                      Jones
                                                                                                                      Lang
                                                                                                                      LaSalle
                                                                                                                      (real
                                                                                                                      estate
                                                                                                                      management
                                                                                                                      services)
                                                                                                                      and
                                                                                                                      MONY
                                                                                                                      Group
                                                                                                                      (life
                                                                                                                      insurance).


Anne-Lee Verville (Age 56)        Trustee          1998                 Author and speaker              103           Chairman
359 Stickney Hill Road                                                  on educational                                of the Board
Hopkinton, NH  03229                                                    systems needs                                 of Directors,
                                                                        (formerly General                             Enesco Group,
                                                                        Manager, Global                               Inc.
                                                                        Education Industry                            (designer,
                                                                        from 1994 to 1997,                            importer and
                                                                        and President,                                distributor
                                                                        Applications                                  of giftware
                                                                        Solutions Division                            and
                                                                        from 1991 to 1994,                            collectibles).
                                                                        IBM Corporation
                                                                        (global education
                                                                        and global
                                                                        applications)).

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----

INTERESTED TRUSTEES

William E. Mayer* (Age 61)        Trustee          1994                 Managing Partner,               105            Lee
399 Park Avenue                                                         Park Avenue Equity                             Enterprises
Suite 3204                                                              Partners (private                              (print and
New York, NY 10022                                                      equity fund) since                             on-line
                                                                        February, 1999                                 media), WR
                                                                        (formerly Founding                             Hambrecht
                                                                        Partner, Development                           + Co.
                                                                        Capital LLC from                               (financial
                                                                        November 1996 to                               service
                                                                        February, 1999; Dean                           provider)
                                                                        and Professor,                                 and
                                                                        College of Business                            Systech
                                                                        and Management,                                Retail
                                                                        University of                                  Systems
                                                                        Maryland from                                  (retail
                                                                        October, 1992 to                               industry
                                                                        November, 1996).                               technology
                                                                                                                       provider);
                                                                                                                       First
                                                                                                                       Health
                                                                                                                       (healthcare)

Joseph R. Palombo* (Age 48)       Trustee and      2000                 Chief Operating                 103            None
One Financial Center              Chairman of                           Officer of Columbia
Boston, MA 02111                  the Board                             Management Group,
                                                                        Inc. since November,
                                                                        2001; formerly Chief
                                                                        Operations Officer
                                                                        of Mutual Funds,
                                                                        Liberty Financial
                                                                        Companies, Inc. from
                                                                        August, 2000 to
                                                                        November, 2001;
                                                                        Executive Vice
                                                                        President of Stein
                                                                        Roe since April,
                                                                        1999; Executive Vice
                                                                        President and
                                                                        Director of Colonial
                                                                        since April, 1999;
                                                                        Executive Vice
                                                                        President and Chief
                                                                        Administrative
                                                                        Officer of LFG since
                                                                        April, 1999;
                                                                        Director of Stein
                                                                        Roe since September,
                                                                        2000; Trustee and
                                                                        Chairman of the
                                                                        Board of the Stein
                                                                        Roe Mutual Funds
                                                                        since October, 2000;
                                                                        Manager of Stein Roe
                                                                        Floating Rate
                                                                        Limited Liability
                                                                        Company since
                                                                        October, 2000
                                                                        (formerly Vice
                                                                        President of the
                                                                        Liberty Funds from
                                                                        April, 1999 to
                                                                        August, 2000; Chief
                                                                        Operating Officer
                                                                        and Chief Compliance
                                                                        Officer, Putnam
                                                                        Mutual Funds from
                                                                        December, 1993 to
                                                                        March, 1999).

* Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                        Year First
                                      Position          Elected or
 Name, Address                      with Liberty       Appointed to      Principal Occupation(s)
    And Age                            Funds              Office          During Past Five Years
    -------                            -----              ------          ----------------------
OFFICERS
Keith T. Banks (Age 46)              President            2001          President of the Liberty Funds
Columbia Management Group, Inc.                                         since November, 2001; Chief
590 Madison Avenue, 36th Floor                                          Investment Officer and Chief
Mail Stop NY EH 30636A                                                  Executive Officer of Columbia since
New York, NY  10022                                                     August, 2000 (formerly Managing
                                                                        Director and Head of U.S. Equity,
                                                                        J.P. Morgan Investment Management
                                                                        from November, 1996 to August,
                                                                        2000).

Vicki L. Benjamin (Age 40)           Chief Accounting     2001          Controller of the Liberty Funds and
One Financial Center                 Officer and                        of the Liberty All-Star Funds since
Boston, MA 02111                     Controller                         May, 2002; Chief Accounting Officer
                                                                        of the Liberty Funds and of the
                                                                        Liberty All-Star Funds since June,
                                                                        2001; Vice President of LFG since
                                                                        April, 2001 (formerly Vice
                                                                        President, Corporate Audit, State
                                                                        Street Bank and Trust Company from
                                                                        May, 1998 to April, 2001; Audit
                                                                        Manager from July, 1994 to June,
                                                                        1997; Senior Audit Manager from
                                                                        July, 1997 to May, 1998, Coopers &
                                                                        Lybrand, LLP).


J. Kevin Connaughton (Age 37)        Treasurer            2000          Treasurer of the Liberty Funds and
One Financial Center                                                    of the Liberty All-Star Funds since
Boston, MA 02111                                                        December, 2000 (formerly Controller
                                                                        of the Liberty Funds and of the
                                                                        Liberty All-Star Funds from
                                                                        February, 1998 to October, 2000);
                                                                        Treasurer of the Stein Roe Funds
                                                                        since February, 2001 (formerly
                                                                        Controller from May, 2000 to
                                                                        February, 2001); Senior Vice
                                                                        President of LFG since January,
                                                                        2001 (formerly Vice President from
                                                                        April, 2000 to January, 2001; Vice
                                                                        President of Colonial from
                                                                        February, 1998 to October, 2000;
                                                                        Senior Tax Manager, Coopers &
                                                                        Lybrand, LLP from April, 1996 to
                                                                        January, 1998).

Jean S. Loewenberg (Age 56)          Secretary            2002          Secretary of the Liberty Funds and
One Financial Center                                                    of the Liberty All-Star Funds since
Boston, MA 02111                                                        February, 2002; Senior Vice
                                                                        President and Group Senior Counsel,
                                                                        FleetBoston since November, 1996.

65

TRUSTEE POSITIONS

            As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

            In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

            The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

            The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

            The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Portfolio Transactions."

            The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectuses), as well as factors identified by the Advisor as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

            In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectuses.

            Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

            Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

            LASC or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with LASC. For the fiscal and calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                                  Total Compensation from the
                                         Pension or             Funds and the Fund Complex Paid
                                      Retirement Benefits       to the Trustees for the Calendar
                                      Accrued as Part of                    Year Ended
Trustee                                Fund Expenses (a)              December 31, 2001 (b)
-------                               ------------------        -------------------------------
John A. Bacon, Jr. (c)                      N/A                             $ 95,000
Robert J. Birnbaum                          N/A                               25,300
Tom Bleasdale (c)                           N/A                                103,000 (d)
William W. Boyd (c)                         N/A                               50,000
Lora S. Collins (c)                         N/A                               96,000
James E. Grinnell (c)                       N/A                              100,300
Douglas A. Hacker                           N/A                              109,000
Janet Langford Kelly                        N/A                              107,000
Richard W. Lowry                            N/A                              135,300
Salvatore Macera                            N/A                              110,000
William E. Mayer                            N/A                              132,300

James L. Moody, Jr. (c)                     N/A                               91,000
Charles R. Nelson                           N/A                              109,000
John J. Neuhauser                           N/A                              132,510
Joseph R. Palombo (e)                       N/A                                  N/A
Thomas E. Stitzel                           N/A                              109,000
Thomas C. Theobald                          N/A                              112,000
Anne-Lee Verville                           N/A                              114,000 (f)




                                  Aggregate                   Aggregate                   Aggregate                 Aggregate
                               Compensation from            Compensation from         Compensation from         Compensation from
                               the Value Fund for         the Global Utilities        the International          the U.S. Growth
                                   the Fiscal                 Fund for the              Fund for the              Fund for the
                                   Year Ended              Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001          December 31, 2001           December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------
John A. Bacon, Jr. (c)                 N/A                       N/A                       N/A                        N/A
Robert J. Birnbaum                     $ 0                       $ 0                       $ 0                        $ 0
Tom Bleasdale (c)                        0                         0                         0                          0
William W. Boyd (c)                    N/A                       N/A                       N/A                        N/A
Lora S. Collins (c)                      0                         0                         0                          0
James E. Grinnell (c)                    0                         0                         0                          0
Douglas A. Hacker                      863                       584                       497                        915
Janet Langford Kelly                   847                       573                       488                        898
Richard W. Lowry                       875                       592                       504                        927
Salvatore Macera                       871                       589                       502                        924
William E. Mayer                       851                       575                       489                        903
James L. Moody, Jr. (c)                  0                         0                         0                          0
Charles R. Nelson                      863                       584                       497                        915
John J. Neuhauser                      853                       579                       492                        904
Joseph R. Palombo (e)                  N/A                       N/A                       N/A                        N/A
Thomas E. Stitzel                      863                       584                       497                        915
Thomas C. Theobald                     887                       600                       511                        940
Anne-Lee Verville                      903 (f)                   611 (f)                   520 (f)                    957 (f)


                                  Aggregate                    Aggregate                 Aggregate                 Aggregate
                               Compensation from            Compensation from         Compensation from         Compensation from
                               the Strategic Income           the Tiger Fund          the All-Star Equity         the Small Cap
                               Fund for the Fiscal               for the                 Fund for the              Fund for the
                                   Year Ended              Fiscal Year Ended           Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001          December 31, 2001           December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------
  John A. Bacon, Jr. (c)          N/A                               N/A                    N/A                      N/A
  Robert J. Birnbaum              $ 0                               $ 0                    $ 0                      $ 0
  Tom Bleasdale (c)                 0                                 0                      0                        0
  William W. Boyd (c)             N/A                               N/A                    N/A                      N/A
  Lora S. Collins (c)               0                                 0                      0                        0
  James E. Grinnell (c)             0                                 0                      0                        0
  Douglas A. Hacker               765                               466                    534                      383
  Janet Langford Kelly            751                               457                    524                      376

  Richard W. Lowry                775                               472                    541                      388
  Salvatore Macera                772                               470                    539                      387
  William E. Mayer                754                               458                    526                      377
  James L. Moody, Jr. (c)           0                                 0                      0                        0
  Charles R. Nelson               765                               466                    534                      383
  John J. Neuhauser               756                               462                    529                      380
  Joseph R. Palombo (e)           N/A                               N/A                    N/A                      N/A
  Thomas E. Stitzel               765                               466                    534                      383
  Thomas C. Theobald              786                               478                    549                      393
  Anne-Lee Verville               800 (f)                           487 (f)                559 (f)                 401 (f)





                                  Aggregate                    Aggregate                  Aggregate                 Aggregate
                               Compensation from            Compensation from          Compensation from         Compensation from
                                 the High Yield             the International          the Global Equity           the Real Estate
                               Fund for the Fiscal        Horizons Fund for the          Fund for the              Fund for the
                                   Year Ended               Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001           December 31, 2001          December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------

John A. Bacon, Jr. (c)             N/A                              N/A                    N/A                           N/A
Robert J. Birnbaum                 $ 0                              $ 0                    $ 0                           $ 0
Tom Bleasdale (c)                    0                                0                      0                             0
William W. Boyd (c)                N/A                              N/A                    N/A                           N/A
Lora S. Collins (c)                  0                                0                      0                             0
James E. Grinnell (c)                0                                0                      0                             0
Douglas A. Hacker                  412                              376                    371                           359
Janet Langford Kelly               404                              368                    364                           352
Richard W. Lowry                   417                              380                    376                           364
Salvatore Macera                   415                              379                    375                           363
William E. Mayer                   406                              370                    365                           354
James L. Moody, Jr. (c)              0                                0                      0                             0
Charles R. Nelson                  412                              376                    371                           359
John J. Neuhauser                  408                              372                    368                           356
Joseph R. Palombo (e)              N/A                              N/A                    N/A                           N/A
Thomas E. Stitzel                  412                              375                    371                           359
Thomas C. Theobald                 423                              386                    381                           369
Anne-Lee Verville                  430 (f)                          393 (f)                388 (f)                       376 (f)


                                  Aggregate                     Aggregate                  Aggregate                 Aggregate
                               Compensation from             Compensation from          Compensation from         Compensation from
                             the Japan Opportunities         the Select Value         the Financial Services       the Health Care
                               Fund for the Fiscal            Fund for the                Fund for the              Fund for the
                                   Year Ended               Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001           December 31, 2001          December 31, 2001         December 31, 2001
-------                      --------------------         --------------------        -------------------       -------------------

  John A. Bacon, Jr. (c)          N/A                              N/A                      N/A                        N/A
  Robert J. Birnbaum              $ 0                              $ 0                      $ 0                        $ 0
  Tom Bleasdale (c)                 0                                0                        0                          0

  William W. Boyd (c)             N/A                              N/A                      N/A                        N/A
  Lora S. Collins (c)               0                                0                        0                          0
  James E. Grinnell (c)             0                                0                        0                          0
  Douglas A. Hacker               352                              365                      355                        359
  Janet Langford Kelly            345                              358                      349                        352
  Richard W. Lowry                356                              370                      360                        363
  Salvatore Macera                355                              369                      359                        362
  William E. Mayer                346                              360                      350                        353
  James L. Moody, Jr. (c)           0                                0                        0                          0
  Charles R. Nelson               352                              365                      355                        359
  John J. Neuhauser               349                              362                      352                        356
  Joseph R. Palombo (e)           N/A                              N/A                      N/A                        N/A
  Thomas E. Stitzel               351                              365                      355                        359
  Thomas C. Theobald              361                              375                      365                        368
  Anne-Lee Verville               368 (f)                          382 (f)                  372 (f)                    375 (f)


                                  Aggregate
                               Compensation from
                                 the 500 Index
                               Fund for the Fiscal
                                   Year Ended
Trustee                         December 31, 2001
-------                      --------------------

John A. Bacon, Jr. (c)                  N/A
Robert J. Birnbaum                    $ 0
Tom Bleasdale (c)                       0
William W. Boyd (c)                   N/A
Lora S. Collins (c)                     0
James E. Grinnell (c)                   0
Douglas A. Hacker                     395
Janet Langford Kelly                  387
Richard W. Lowry                      399
Salvatore Macera                      398
William E. Mayer                      389
James L. Moody, Jr. (c)                 0
Charles R. Nelson                     395
John J. Neuhauser                     391
Joseph R. Palombo (e)                 N/A
Thomas E. Stitzel                     395
Thomas C. Theobald                    405
Anne-Lee Verville                     413 (f)

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds ("Liberty Funds") consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds ("Stein Roe Funds") consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund were not in existence as of December 31, 2001. The Predecessor Funds were not part of the Liberty Fund Complex. As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000,
            $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, Ms. Verville deferred her total compensation of $903 for the Value Fund, $611 for the Global Utilities Fund, $520 for the International Fund, $957 for the U.S. Growth Fund, $800 for the Strategic Income Fund, $487 for the Tiger Fund, $559 for the All-Star Equity Fund, $401 for the Small Cap Fund, $430 for the High Yield Fund, $393 for the International Horizons Fund, $388 for the Global Equity Fund, $376 for the Real Estate Fund, $368 for the Japan Opportunities Fund, $382 for the Select Value Fund, $372 for the Financial Services Fund, $375 for the Health Care Fund, and $413 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, she deferred her total compensation of $114,000 from the Fund Complex (including compensation paid to her by the Funds and deferred) pursuant to the deferred compensation plan.

Role of the Board of Trustees

            The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

            Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

Governance Committee

            Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

Advisory Fees & Expenses Committee

            Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

Trading Oversight Committee

            Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

            The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Funds (except for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, which were not in existence as of December 31, 2001) and (ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.


                                                            Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                Owned in the          Owned in the                Owned in the
                                  Securities Owned           Global Utilities       International                U.S. Growth
Name of Trustee                   in the Value Fund               Fund                  Fund                        Fund
---------------                   -----------------         -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                       $0                            $0                  $0                       $0
Janet Langford Kelly                    $0                            $0                  $0                       $0
Richard W. Lowry (g)                    $0                            $0                  $0                       $0
Salvatore Macera                        $0                            $0                  $0                       $0
Charles R. Nelson                       $0                            $0                  $0                       $0
John J. Neuhauser (g)                   $0                            $0                  $0                       $0
Thomas E. Stitzel                       $0                            $0                  $0                       $0
Thomas C. Theobald                      $0                            $0                  $0                       $0
Anne-Lee Verville                       $0                            $0                  $0                       $0

INTERESTED TRUSTEES

William E. Mayer (g)                    $0                            $0                  $0                       $0
Joseph R. Palombo                       $0                            $0                  $0                       $0

                                                            Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                Owned in the          Owned in the                Owned in the
                                  Securities Owned           All-Star Equity         High Yield                   Small Cap
Name of Trustee                   in the Tiger Fund               Fund                  Fund                        Fund
---------------                   -----------------         -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                    $0                            $0                $0                            $0
Janet Langford Kelly                 $0                            $0                $0                            $0
Richard W. Lowry (g)                 $0                            $0                $0                            $0
Salvatore Macera                     $0                            $0                $0                            $0
Charles R. Nelson                    $0                            $0                $0                            $0
John J. Neuhauser (g)                $0                            $0                $0                            $0
Thomas E. Stitzel                    $0                            $0                $0                            $0
Thomas C. Theobald                   $0                            $0                $0                            $0
Anne-Lee Verville                    $0                            $0                $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                 $0                            $0                $0                            $0
Joseph R. Palombo                    $0                            $0                $0                            $0


                                                             Dollar Range of        Dollar Range of           Dollar Range of
                                    Dollar Range             Equity Securities     Equity Securities         Equity Securities
                                     of Equity                 Owned in the          Owned in the              Owned in the
                               Securities Owned in the       International           Global Equity              Real Estate
Name of Trustee                Strategic Income Fund          Horizons Fund              Fund                      Fund
---------------                -----------------------      -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                   $0                            $0                     $0                            $0
Janet Langford Kelly                $0                            $0                     $0                            $0
Richard W. Lowry (g)                $0                            $0                     $0                            $0
Salvatore Macera                    $0                            $0                     $0                            $0
Charles R. Nelson                   $0                            $0                     $0                            $0
John J. Neuhauser (g)               $0                            $0                     $0                            $0
Thomas E. Stitzel                   $0                            $0                     $0                            $0
Thomas C. Theobald                  $0                            $0                     $0                            $0
Anne-Lee Verville                   $0                            $0                     $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                $0                            $0                     $0                            $0
Joseph R. Palombo                   $0                            $0                     $0                            $0

                                                             Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                 Owned in the          Owned in the                Owned in the
                                Securities Owned in the        Select Value        Financial Services             Health Care
Name of Trustee                Japan Opportunities Fund             Fund               Fund                         Fund
---------------                -------------------------     -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                   $0                            $0                  $0                            $0
Janet Langford Kelly                $0                            $0                  $0                            $0
Richard W. Lowry (g)                $0                            $0                  $0                            $0
Salvatore Macera                    $0                            $0                  $0                            $0
Charles R. Nelson                   $0                            $0                  $0                            $0
John J. Neuhauser (g)               $0                            $0                  $0                            $0
Thomas E. Stitzel                   $0                            $0                  $0                            $0
Thomas C. Theobald                  $0                            $0                  $0                            $0
Anne-Lee Verville                   $0                            $0                  $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                $0                            $0                  $0                            $0
Joseph R. Palombo                   $0                            $0                  $0                            $0

                                                             Aggregate Dollar Range of
                                    Dollar Range                 Equity Securities
                                     of Equity                   Owned in all Funds
                                 Securities Owned in             Overseen by Trustee
Name of Trustee                  the 500 Index Fund          in Liberty Family of Funds
---------------                  --------------------        --------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                     $0                         Over $100,000
Janet Langford Kelly                  $0                         Over $100,000
Richard W. Lowry (g)                  $0                         Over $100,000
Salvatore Macera                      $0                        $50,001-100,000
Charles R. Nelson                     $0                         Over $100,000
John J. Neuhauser (g)                 $0                         Over $100,000
Thomas E. Stitzel                     $0                        $50,001-100,000
Thomas C. Theobald                    $0                         Over $100,000
Anne-Lee Verville                     $0                         Over $100,000

INTERESTED TRUSTEES

William E. Mayer (g)                  $0                        $50,001-100,000
Joseph R. Palombo                     $0                           $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PRINCIPAL HOLDERS OF SECURITIES

            All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies, by Columbia or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account).

            As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

VALUE FUND
Class A

Keyport Benefit Life Insurance Company                                               5.97%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      56.23%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      30.90%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              11.75%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      88.25%(*)
Variable Account A
125 High Street
Boston, MA 02110

GLOBAL UTILITIES FUND

Class A

Keyport Benefit Life Insurance Company                                               7.70%
125 High Street
Boston, MA 02110


Keyport Life Insurance Company                                                      55.70%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      31.71%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                               100.00%
One Financial Center
Boston, MA 02111

INTERNATIONAL FUND

Class A

Keyport Life Insurance Company                                                      76.71%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      14.67%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                               100.00%
One Financial Center
Boston, MA 02111

U.S. GROWTH FUND

Class A

Keyport Benefit Life Insurance Company                                               6.76%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      61.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      22.05%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              15.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      84.45%(*)
Variable Account A
125 High Street
Boston, MA 02110

STRATEGIC INCOME FUND

Class A

Keyport Benefit Life Insurance Company                                               7.63%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      66.19%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      19.53%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      83.97%(*)
Variable Account A
125 High Street
Boston, MA 02110

TIGER FUND

Class A
Keyport Life Insurance Company                                                      52.78%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      11.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Lincoln National Life                                                               11.79%
P.O. Box 1110
Fort Wayne, ID 46801-1110

Keyport Life Insurance Company                                                      19.32%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                               7.11%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      92.89%(*)
Variable Account A
125 High Street
Boston, MA 02110

ALL-STAR EQUITY FUND

Class A

Keyport Benefit Life Insurance Company                                               7.82%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      88.80%(*)
Variable Account A
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              11.59%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      88.41%(*)
Variable Account A
125 High Street
Boston, MA 02110

SMALL CAP FUND

Class A

Keyport Benefit Life Insurance Company                                              10.46%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      62.32%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      23.23%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      83.96%(*)
Variable Account A
125 High Street
Boston, MA 02110

HIGH YIELD FUND

Class A

Keyport Benefit Life Insurance Company                                              11.59%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      59.92%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      27.52%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 20.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         80.00%(*)
Variable Account A
125 High Street
Boston, MA 02110

INTERNATIONAL HORIZONS FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  6.33%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         56.31%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         37.37%(*)
125 High Street
Boston, MA 02110

GLOBAL EQUITY FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  7.80%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         36.28%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         55.93%(*)
125 High Street
Boston, MA 02110

REAL ESTATE FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                   8.07%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         42.29%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         49.65%(*)
125 High Street
Boston, MA 02110

JAPAN OPPORTUNITIES FUND

Class A

Keyport Life Insurance Company                                        100.00%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                         96.85%(*)
125 High Street
Boston, MA 02110

SELECT VALUE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 10.82%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         78.43%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         10.75%
125 High Street
Boston, MA 02110

FINANCIAL SERVICES FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 18.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         62.44%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         19.56%
125 High Street
Boston, MA 02110

HEALTH CARE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 16.95%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         70.90%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.16%
125 High Street
Boston, MA 02110

500 INDEX FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 12.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         75.02%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.44%
125 High Street
Boston, MA 02110

EQUITY FUND (+)

American Skandia                                                       97.45%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

COLUMBIA HIGH YIELD FUND (+)

American Skandia                                                       62.13%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

American Express Life Insurance                                        24.12%
829 AXP Financial Center
Minneapolis, MN 55474

Columbia Management Group, Inc.                                        13.75%
One International Place
Boston, MA 02110

REAL ESTATE EQUITY FUND (+)

American Skandia                                                       69.53%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

Columbia Management Group, Inc.                                        28.56%(**)
One International Place
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

(+) For the noted Funds, the record ownership information shown above is as of record on October 31, 2002.

(**) As of record on October 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

CUSTODIAN

         State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund, International Horizons Fund and Global Equity Fund may be expected to experience higher portfolio turnover rates if such Funds make a change in their respective investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

         The Value Fund, for the 1999 fiscal year, had a higher than usual portfolio turnover rate. This was due to a change in portfolio manager and the new manager selling off and re-positioning the Value Fund to reflect the new strategies of the Fund.

SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through

Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

         Each of FIA, CMC, Colonial, Stein Roe, Newport, Crabbe Huson, Rydex, SSgA and each of LAMCO's Portfolio Managers, (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund, International Horizons Fund, Global Equity Fund, Japan Opportunities Fund, Tiger Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         ADDITIONAL MATTERS PERTAINING TO EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

         ADDITIONAL MATTERS PERTAINING TO HEALTH CARE FUND. The Health Care Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

         ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND, INTERNATIONAL HORIZONS FUND, GLOBAL EQUITY FUND AND GLOBAL UTILITIES FUND. The portfolio managers for the International Fund and the International Horizons Fund are Charles R. Roberts and Deborah Snee; for the Global Equity Fund are Charles R. Roberts and Erik P. Gustafson; and for the Global Utilities Fund are Charles R. Roberts and Scott Schermerhorn, all of whom are jointly employed by Newport, Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of FleetBoston). The Funds and the other accounts advised by these managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Funds and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund are concerned, Colonial and Stein Roe believe that in most cases these practices should produce better executions. It is the opinion of Colonial and Stein Roe that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

         Portfolio transactions on behalf of the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Funds or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Funds will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund, International Horizons Fund or Global Equity Fund, Stein Roe in its management of Global Utilities Fund or other accounts over which Colonial or Stein Roe exercises investment discretion.

         ADDITIONAL MATTERS PERTAINING TO ALL-STAR EQUITY FUND. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999; and Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000.)

                                                 Global        International    U.S. Growth                        All-Star
                               Value Fund    Utilities Fund        Fund             Fund         Tiger Fund       Equity Fund
                              -----------    --------------    -------------    -----------      ----------       -----------
Total amount of brokerage
commissions paid during
2001                            $298,937        $298,053          $80,747         $305,430         $96,746          $90,543
Total amount of directed
transactions paid during
2001                          $37,581,511      $48,330,052      $4,951,119      $33,589,874      $3,680,909       $21,475,883
Total amount of
commissions on directed
transactions paid during
2001                            $68,455         $109,209          $13,907         $59,020          $14,719          $31,148
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission          $37,223            $0               $0            $41,426            $0               $0
paid)                            (12%)                                             (14%)

Total amount of brokerage
commissions paid during
2000                            $449,525        $142,143         $153,088         $350,114        $113,710          $26,611
Total amount of directed
transactions paid during
2000                          $49,284,534      $28,647,367      $1,497,642      $22,930,421      $2,608,444         $13,416
Total amount of
commissions on directed
transactions paid during
2000                            $72,550          $32,157          $3,311          $24,230          $10,811            $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission          $111,189         $2,483                           $35,234
paid)                            (25%)            (2%)              $0             (10%)             $0               $0

                                                 Global        International    U.S. Growth                        All-Star
                               Value Fund    Utilities Fund        Fund             Fund         Tiger Fund       Equity Fund
                              -----------    --------------    -------------    -----------      ----------       -----------
Total amount of brokerage
commissions paid during
1999                            $521,325        $171,492          $54,904         $250,696         $42,877         $101,560
Total amount of directed
transactions paid during
1999                               $0              $0               $0               $0              $0           $10,533,313
Total amount of
commissions on directed
transactions paid during
1999                               $0              $0               $0               $0              $0             $12,038
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission          $210,205           $0              $180           $95,068            $0               $0
paid)                            (40%)                           (0.003%)          (38%)

                               High Yield    Small Cap Fund      Strategic     International    Global Equity     Real Estate
                                  Fund                          Income Fund    Horizons Fund        Fund             Fund
                              -----------    --------------    -------------   -------------    -------------     -----------
Total amount of brokerage
commissions paid during
2001                               $0            $23,720           $592           $15,863          $18,588          $6,524
Total amount of directed
transactions paid during
2001                               $0           $237,534            $0           $1,931,178      $6,457,747           $0
Total amount of
commissions on directed
transactions paid during
2001                               $0             $625              $0             $2,485          $4,009             $0
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission             $0            $4,089             $0               $0              $0               $0
paid)                                           (17%)

                               High Yield                        Strategic     International    Global Equity     Real Estate
                                  Fund       Small Cap Fund     Income Fund    Horizons Fund        Fund             Fund
                              -----------    --------------     -----------    -------------    -------------     -----------
Total amount of brokerage
commissions paid during
2000                               $0            $10,284            $0            $26,430          $20,616          $15,732
Total amount of directed
transactions paid during
2000                               $0              $0               $0           $7,557,624      $2,853,098           $0
Total amount of
commissions on directed
transactions paid during
2000                               $0              $0               $0             $5,254          $1,381             $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission             $0            $2,662             $0               $0              $0               $0
paid)                                             (26%)

Total amount of brokerage
commissions paid during
1999                               $0          $4,635           $1,563           $4,344           $4,530          $11,892
Total amount of directed
transactions paid during
1999                               $0              $0               $0               $0               $0               $0
Total amount of
commissions on directed
transactions paid during
1999                               $0              $0               $0               $0               $0               $0
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission             $0          $2,299               $0               $0               $0               $0
paid)                                            (50%)

                                 Japan
                             Opportunities     Select Value       Financial
                                  Fund             Fund         Services Fund    Health Care Fund   500 Index Fund
                             -------------     ------------     -------------    ----------------   --------------

Total amount of brokerage
commissions paid during
2001                             $1,534           $10,870           $2,916            $1,997            $8,269
Total amount of directed
transactions paid during
2001                            $133,262          $9,661              $0                $0                $0
Total amount of
commissions on directed
transactions paid during
2001                              $400              $10               $0                $0                $0
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission                             $993
paid)                              $0              (9%)               $0                $0                $0

Total amount of brokerage
commissions paid during
2000                             $7,785           $3,538             $707              $858             $4,032
Total amount of directed
transactions paid during
2000                               $0             $6,783              $0                $0                $0
Total amount of
commissions on directed
transactions paid during
2000                               $0               $5                $0                $0                $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission             $0              $880               $0                $0                $0
paid)                                              (25%)

         For the fiscal year ended December 31, 2001, the Predecessor Funds to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund paid commissions in return for brokerage and research services ("soft dollar commissions") as shown below:

                                                                       SOFT DOLLAR
                      FUND                                             COMMISSIONS
                      ----                                             -----------

                      Equity Fund.................................        $15,380
                      Real Estate Equity Fund ....................          $  77
                      Columbia High Yield Fund ...................          $   0


         For the fiscal years ended December 31, 2001, 2000 and 1999, the Predecessor Funds to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund paid brokerage commissions as shown in the table below:

                                                                              FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                          2001             2000              1999
----                                                                          ----             ----              ----
Equity Fund..........................................................      $134,455          $133,048        $  99,742
Real Estate Equity Fund .............................................      $  2,330          $  1,966        $   2,111
Columbia High Yield Fund ............................................      $      0          $      0        $       0

         During the fiscal years ended December 31, 2001, 2000 and 1999, the Predecessor Funds to the Equity Fund and Real Estate Equity Fund effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., and (with respect to the fiscal year ended December 31, 2001 only) Robertson Stephens, Inc. ("Robertson Stephens") which are affiliates of FIA and CMC. The table below discloses the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the fiscal years ended December 31, 2001, 2000 and 1999.

                                                                        FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                    2001             2000           1999
----                                                                    ----             ----           ----
Equity Fund...................................................        $12,630           $10,133      $  9,426
Real Estate Equity ...........................................        $    36           $     0      $      0

         The table below shows, with respect to the Predecessor Funds to the Equity Fund and Real Estate Equity Fund, (i) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended December 31, 2001 that was paid to Quick & Reilly and Robertson Stephens, and (ii) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly or Robertson Stephens during the fiscal year ended December 31, 2001.

                                                                                          % OF AGGREGATE
                                                                    % OF AGGREGATE          COMMISSION
FUND                                                                  COMMISSIONS          TRANSACTIONS
----                                                                  -----------          ------------
Equity Fund..................................................            9.39%                12.01%
Real Estate Equity...........................................            1.55%                 1.86%

    At December 31, 2001, the Predecessor Fund to the Equity Fund held securities of Goldman Sachs Group, Inc., one of its broker-dealers, with a total market value of $1,391,250.

    An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

         The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectuses, each Fund may, in accordance with its investment policies, invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime

Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, the Federal Intermediate Credit Banks, Resolution Trust Corporation and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration). No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks or domestic branches of foreign banks which meet the foregoing requirements. The Funds, except for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, will not invest in time deposits maturing in more than seven days. With respect to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above. Investments by the Equity Fund in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         With respect to the certain of the Funds, commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Restrictions" above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund will not enter into repurchase agreements with FIA or CMC or any of their affiliates.

         REVERSE REPURCHASE AGREEMENTS. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

         With respect to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, if a variable or floating rate instrument is not rated, FIA or CMC, as the case may be, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

INVESTMENT COMPANY SECURITIES

         Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.

         Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by the Advisors.

REITS

         The Real Estate Fund and Real Estate Equity Fund may invest without limit in real estate investment trusts ("REITs"). The Equity Fund may invest up to 10% of its net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.

         REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         To the extent consistent with its investment policies, a Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         A Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

         The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

MORTGAGE DOLLAR ROLLS

         To the extent consistent with its investment policies, a Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

         To the extent consistent with its investment objectives, a Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. The Advisor may determine that SMBS acquired by the Fund are liquid under guidelines established by the Board of Trustees.

INVESTMENTS IN LESS DEVELOPED COUNTRIES

         International Fund's and International Horizons Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as

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
"emerging market countries"). Normally no more than 40% of the International Fund's assets and up to 35% of the International Horizons Fund's assets will be invested in such emerging market countries. As of May 1, 2002, the following countries were considered by Colonial to be emerging market countries:

                            Europe and the
Asia         Latin America  Middle East     Africa
----         -------------  -----------     ------
China        Argentina      Czech Republic  South Africa
India        Brazil         Hungary
Indonesia    Chile          Israel
South Korea  Colombia       Jordan
Malaysia     Mexico         Poland
Pakistan     Peru           Russia
Philippines  Venezuela      Turkey
Sri Lanka
Taiwan
Thailand

         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, India, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.

FOREIGN CURRENCY TRANSACTIONS

         Each of International Fund, Tiger Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Value Fund and Real Estate Equity Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Global Utilities Fund, International Horizons Fund, Global Equity Fund, Strategic Income Fund and Real Estate Equity Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

         Each of International Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Tiger Fund and Real Estate Equity Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

VALUATIONS

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         The Equity Fund may invest up to 20% of its total assets in ADRs, EDRs and CDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs (which are sometimes referred to as CDRs) are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. ADRs, EDRs and CDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitations with respect to such securities. If the Fund invests in an unsponsored ADR, EDR or CDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or CDR than is available for an issuer of securities underlying a sponsored ADR, EDR or CDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and CDRs involve risks similar to those accompanying direct investments in foreign securities.

CONVERTIBLE SECURITIES

         Each Fund may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Convertible bonds acquired by the Columbia High Yield Fund will generally be rated BB or lower by S&P or Ba or lower by Moody's. The Columbia High Yield Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as a part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Columbia High Yield Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% of the value of its total assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

         When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange contracts.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Advisor will evaluate the risks presented by the derivative securities purchased by a Fund, and will determine, in connection with the day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objectives. It is possible, however, that the Advisor's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investment in derivative securities.

OPTIONS ON SECURITIES

         Each of Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, All-Star Equity Fund, Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may purchase and sell options on individual securities. Options purchased or written by the Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, All-Star Equity Fund will not exceed 5% of the Fund's net assets. Options purchased by each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund will not exceed 5% and options written by each of the Funds will not exceed 25% of its net assets.

         WRITING COVERED OPTIONS.

         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor or the sub-advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         PURCHASING CALL OPTIONS.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
         OVER-THE-COUNTER ("OTC") OPTIONS.

         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by a Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

         RISK FACTORS IN OPTIONS TRANSACTIONS.

         The successful use of a Fund's options strategies depends on the ability of its sub-advisor to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when its sub-advisor deems it desirable to do so. Although the Fund will take an option position only if the sub-advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

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
         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each of Global Utilities Fund, International Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Financial Services Fund, Health Care Fund, All-Star Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may buy and sell certain futures contracts (and in certain cases, related options), to the extent and for the purposes specified in the Prospectuses.

         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         Although permitted by their investment policies, the Columbia High Yield Fund and Real Estate Equity Fund do not currently intend to write futures options during the current fiscal year.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         Successful use of futures contracts by a Fund is subject to its Advisor's or sub-advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectuses. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectuses.

         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's sub-advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

         Successful use of index futures by a Fund for hedging purposes is also subject to its sub-advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's Advisor or sub-advisor may still not result in a successful hedging transaction.

         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

         Each of Global Utilities Fund, U.S. Growth Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.

         It is computed as follows:

                           ERV = P(1+T)n

         Where:            P        =       a hypothetical initial payment of $1,000
                           T        =       average annual total return
                           n        =       number of years
                           ERV      =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion thereof).

         For example, for a $1,000 investment in the Funds' Class A and B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                                     Ending Redeemable       Ending Redeemable
                                                           Value                   Value
Fund                                                      Class A                 Class B
----                                                      -------                 -------
Value Fund:                                                $998                    $996
Global Utilities Fund:                                      860                     858
International Fund:                                         756                     756
U.S. Growth Fund:                                           994                     994
Strategic Income Fund:                                    1,037                    1,035
Tiger Fund:                                                 815                     833
All-Star Equity Fund:                                       872                     872
Small Cap Fund:                                           1,093                    1,092
High Yield Fund:                                            972                     970
International Horizons Fund:                                766                     764
Global Equity Fund:                                         757                     754
Real Estate Fund:                                         1,146                    1,145
Japan Opportunities Fund:                                   679                     679
Select Value Fund:                                        1,036                    1,035
Financial Services Fund:                                    883                     881
Health Care Fund:                                           881                     880
500 Index Fund:                                             880                     879
Equity Fund:                                                818(h)                  --
Columbia High Yield Fund:                                 1,062(h)                  --
Real Estate Equity Fund:                                  1,047(h)                  --

(h) Performance information shown is for shares of the Predecessor Fund for the period January 1, 2001 to December 31, 2001.

The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                               VALUE FUND
                                                   Period July 1, 1993
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (0.18)%          11.95%                    12.91%
Class B        (0.43)%          11.86% (i)                12.86% (i)

                          GLOBAL UTILITIES FUND

                                                   Period July 1, 1993
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (14.01)%         7.90%                     7.56%
Class B        (14.18)%          7.83% (i)                 7.52% (i)

                           INTERNATIONAL FUND

                                                   Period May 2, 1994
                                                    (commencement of
                                                 investment operations)
                                                through December 31, 2001
                1 Year         5 Years
Class A        (24.35)%        (1.08)%                   (0.06)%
Class B        (24.35)%         (1.08)% (i)               (0.06)% (i)

                            U.S. GROWTH FUND

                                                   Period July 5, 1994
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (0.60)%          12.88%                    15.91%
Class B        (0.65)%          12.83% (i)                 15.88% (i)


                          STRATEGIC INCOME FUND

                                                   Period July 5, 1994
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A         3.68%           4.10%                     6.53%
Class B         3.54%           4.06% (i)                 6.50% (i)

                               TIGER FUND

                                                    Period May 1, 1995
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (18.48)%         (5.73)%                   (0.66)%
Class B        (16.66)%         (5.23)% (i)               (0.27)% (i)

                                      ALL-STAR EQUITY FUND

                                                    Period November 17, 1997
                                                  (commencement of investment
                                                operations) through December 31,
                1 Year                                        2001
Class A        (12.81)%                                      4.59%
Class B        (12.82)%                                       4.57% (i)

                                      SMALL CAP FUND

                                               Period May 19, 1998 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                 1 Year

Class A          9.30%                                       5.13%
Class B          9.20%                                        5.11% (i)

                                     HIGH YIELD FUND

                                               Period May 19, 1998 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                 1 Year

Class A         (2.82)%                                     (2.98)%
Class B         (2.96)%                                      (3.09)% (i)

                               INTERNATIONAL HORIZONS FUND

                                               Period June 1, 1999 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                1 Year

Class A        (23.41)%                                      (9.66)% (j)
Class B        (23.64)%                                      (9.80)%

                                    GLOBAL EQUITY FUND
                                               Period June 1, 1999 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                       1 Year

Class A               (24.34)%                              (12.04)% (j)
Class B               (24.58)%                              (12.18)%

                                     REAL ESTATE FUND

                                             Period June 1, 1999 (commencement of
                                                investment operations) through
                                                       December 31, 2001
                      1 Year

Class A               14.61%                                 5.53% (j)
Class B               14.54%                                 5.42%

                                 JAPAN OPPORTUNITIES FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (32.11)%                               (37.15)%
Class B              (32.11)%                               (37.15)%

                                    SELECT VALUE FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A                3.55%                                 9.37%
Class B                3.47%                                 9.32%

                                 FINANCIAL SERVICES FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.71)%                                4.71%
Class B              (11.86)%                                4.56%

                                     HEALTH CARE FUND
                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.88)%                                2.75%
Class B              (11.95)%                                2.70%

                                      500 INDEX FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.98)%                               (10.81)%
Class B              (12.07)%                               (10.86)%

                                      EQUITY FUND(k)
                                                          Period January 11, 1993
                                                              (commencement of
                                                           investment operations)
                                                            through December 31,
                1 Year                  5 Years                     2001
Shares          (18.17)%                10.02%                     11.60%

                               COLUMBIA HIGH YIELD FUND(k)
                                             Period March 3, 1998 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Shares                 6.18%                                 5.18%

                                REAL ESTATE EQUITY FUND(k)
                                             Period March 3, 1998 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Shares                 4.68%                                 4.11%

(i) Class B is a newer class of shares. Their performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

(j) Class A is a newer class of shares. Their performance information includes returns of the Funds' Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class B share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher. Class A shares were initially offered on June 1, 2000.

(k) Performance shown is for existing shares of the Predecessor Fund at December 31, 2001.

         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' performance numbers reflect all Fund expenses, including management fees, interest, taxes, 12b-1, brokerage and extraordinary expenses, net of any voluntary waiver of expenses by the advisor, sub-advisor or their affiliates, but do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies. If performance information included the effect of these additional amounts, returns would be lower.

                INDEPENDENT ACCOUNTANTS, INDEPENDENT AUDITORS AND
                              FINANCIAL STATEMENTS

     FOR ALL FUNDS EXCEPT THE EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND:

         PricewaterhouseCoopers LLP are the Funds' independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectuses, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Trust and Report of Independent Accountants appearing in the December 31, 2001 Annual Report of the Trust are incorporated in this SAI by reference.

      FOR THE EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND:

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, serve as auditors for the Funds. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectuses, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in auditing.

         The financial statements of the Predecessor Funds and Report of Independent Auditors appearing in the December 31, 2001 Annual Report of the Predecessor Funds are incorporated in this SAI by reference.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Liberty Value Fund, Variable Series by Colonial U.S. Growth & Income Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Colonial U.S. Growth & Income Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Colonial U.S. Growth & Income Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/281M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                       LIBERTY VARIABLE INVESTMENT TRUST
                      LIBERTY VALUE FUND, VARIABLE SERIES

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Value Fund, Variable Series will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Liberty Value Fund, Variable Series, Liberty Advisory Services Corp., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Value Fund, Variable Series to, and the assumption of all of the liabilities of the Liberty Value Fund, Variable Series by, the Colonial U.S. Growth & Income Fund, Variable Series, in exchange for shares of the Colonial U.S. Growth & Income Fund, Variable Series, and the distribution of such shares to the shareholders of the Liberty Value Fund, Variable Series in complete liquidation of the Liberty Value Fund, Variable Series.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ Jean S. Loewenberg
                                           Jean S. Loewenberg, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                      LIBERTY VALUE FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
              COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of Liberty Value Fund, Variable
            Series by Colonial U.S. Growth & Income Fund,
            Variable Series.................................    9
  The Proposal..............................................    9
  Principal Investment Risks................................    9
  Information about the Acquisition.........................    9
GENERAL.....................................................   19
  Voting Information........................................   19
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Colonial U.S. Growth &
              Income Fund, Variable Series..................  B-1
Appendix C -- Information Applicable to Class A and Class B
              Shares of Colonial U.S. Growth & Income Fund,
              Variable Series...............................  C-1


    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Value Fund, Variable Series (the "Value Fund") by the Colonial U.S. Growth & Income Fund, Variable Series (the "Growth & Income Fund," and together with the Value Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Value Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Value Fund by the Growth & Income Fund. The Growth & Income Fund seeks long-term growth and income. If the Agreement and Plan of Reorganization is approved by the shareholders of the Value Fund and the Acquisition occurs, the Value Fund will transfer all of its assets and liabilities to the Growth & Income Fund in exchange for shares of the Growth & Income Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares received by the Value Fund will be distributed pro rata to its shareholders. Please review this Proposal carefully. After the Acquisition, the Growth & Income Fund expects to change its name to "Liberty Growth & Income Fund, Variable Series."

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

    - The Prospectus of the Value Fund dated May 1, 2002, as supplemented on November 5, 2002.

    - The Statement of Additional Information of the Value Fund dated May 1,
      2002.

    - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Value Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Value Fund dated June 30, 2002.


    - The Statement of Additional Information of the Growth & Income Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


    The Value Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Value Fund and Growth & Income Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Liberty Variable Investment Trust (the "Liberty Trust") are recommending that the Growth & Income Fund acquire the Value Fund. This means that the Growth & Income Fund would acquire all of the assets and liabilities of the Value Fund in exchange for shares of the Growth & Income Fund. If the Acquisition is approved and is consummated, shareholders of the Value Fund will receive shares of the Growth & Income Fund with an aggregate net asset value equal to the aggregate net asset value of their Value Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree. After the Acquisition, the Growth & Income Fund expects to change its name to "Liberty Growth & Income Fund, Variable Series."

2.  WHY IS THE ACQUISITION BEING PROPOSED?

Liberty Advisory Services Corp. ("LASC"), the investment advisor to the Value Fund and the Growth & Income Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. LASC and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of the Liberty Trust recommend approval of the Acquisition because it offers shareholders of the Value Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Value Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

    - based on estimated expense ratios as of June 30, 2002, although shareholders of the Value Fund are expected to experience an increase in gross expenses (expenses before reduction by the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table below), their net expenses (expenses after reduction by such waiver) are expected to remain the same for Class A shares and decrease for Class B shares; and

    - shareholders of the Value Fund will move into a fund with better long-term performance.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/ Proxy Statement for more information regarding the factors considered by the Trustees.

    Shareholders of the Value Fund should note that, although the investment goal and strategies of the Value Fund are generally similar to those of the Growth & Income Fund, there will be some differences in the investment strategy of the combined fund. Unlike the Value Fund, the Growth & Income Fund is required to invest at least 80% of its net assets in U.S. securities. In addition, the Growth & Income Fund may invest up to 10% of its assets in debt securities, whereas the Value Fund does not typically invest in debt securities. Please see the answer to question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?


The following tables allow you to compare the management fees and expenses of the Value Fund and the Growth & Income Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in its first year following the Acquisition. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Value Fund for its last fiscal year (ended December 31, 2001) and for the Growth & Income Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF EACH CLASS OF SHARES OF THE GROWTH & INCOME FUND ARE EXPECTED TO BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE VALUE FUND (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 3 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITION, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF A CLASS OF SHARES OF THE GROWTH & INCOME FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF THE VALUE FUND AS OF JUNE 30, 2002.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                           VALUE FUND
                                                   (FOR THE FISCAL YEAR ENDED
                                                       DECEMBER 31, 2001)
                                                   --------------------------
                                                   CLASS A           CLASS B
Management fee (%)                                   0.65              0.65
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)         0.00              0.25
-----------------------------------------------------------------------------
Other expenses (%)                                   0.16              0.16
-----------------------------------------------------------------------------
Total annual fund operating expenses (%)             0.81              1.06

                                                      GROWTH & INCOME FUND
                                                   (FOR THE FISCAL YEAR ENDED
                                                       DECEMBER 31, 2001)
                                                   --------------------------
                                                   CLASS A           CLASS B
                                                   --------          --------
Management fee (%)                                   0.80              0.80
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)         0.00              0.25(2)
-----------------------------------------------------------------------------
Other expenses(2) (%)                                0.16              0.16
-----------------------------------------------------------------------------
Total annual fund operating expenses(2) (%)          0.96              1.21

                                                     GROWTH & INCOME FUND
                                                     (PRO FORMA COMBINED)
                                                     --------------------
                                                   CLASS A          CLASS B
Management fee(3) (%)                               0.80             0.80
---------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)        0.00             0.25
---------------------------------------------------------------------------
Other expenses(3) (%)                               0.08             0.08
---------------------------------------------------------------------------
Total annual fund operating expenses(3) (%)         0.88             1.13

---------------
(1) The Value Fund and the Growth and Income Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for each of the Value Fund's and the Growth and Income Fund's Class B shares. Distribution fees are paid out of the assets attributable to Class B shares.

(2) The Growth and Income Fund's advisor and distributor have voluntarily agreed to reimburse expenses in excess of 1.00%. The distributor will first reimburse the Class B distribution fee up to 0.25% to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the advisor will then reimburse other expenses to the extent necessary. If these reimbursements were reflected in the table, the distribution fee for Class B would be 0.04% and total annual fund operating expenses would be 0.96% and 1.00% for Class A and Class B, respectively.

(3) The Growth and Income Fund's advisor has agreed to waive 0.11% of the expenses incurred by the Fund. The Growth and Income Fund's distributor has agreed to waive 0.02% of the Class B distribution fee. If these waivers were reflected in the table, the management fee would be 0.77%, other expenses would be 0.00% and total annual fund operating expenses would be 0.77% and 1.00% for Class A and Class B shares, respectively. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total fund operating expenses from exceeding the foregoing amounts as a result of the expenses attributable to the Acquisition. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisition, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Value Fund or the Growth & Income Fund currently with the cost of investing in the combined fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
VALUE FUND
Class A                                     $ 83     $259      $450      $1,002
--------------------------------------------------------------------------------
Class B                                     $108     $337      $585      $1,294
--------------------------------------------------------------------------------

GROWTH & INCOME FUND
Class A                                     $ 98     $306      $531      $1,178
--------------------------------------------------------------------------------
Class B                                     $123     $384      $665      $1,466
--------------------------------------------------------------------------------

GROWTH & INCOME FUND
(PRO FORMA COMBINED)*
Class A                                     $ 79     $270      $477      $1,074
--------------------------------------------------------------------------------
Class B                                     $102     $346      $610      $1,363
--------------------------------------------------------------------------------


---------------
* The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Value Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Growth & Income Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE VALUE FUND AND THE GROWTH & INCOME FUND COMPARE?

    This table shows the investment goal and principal investment strategies of each Fund:


             VALUE FUND                          GROWTH & INCOME FUND
INVESTMENT GOAL: The Value Fund seeks    INVESTMENT GOAL: The Growth & In-
primarily income and long-term           come Fund seeks long-term growth and
capital growth and, secondarily,         income.
preservation of capital.
PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES: The
Value Fund seeks to achieve its goal     Growth & Income Fund seeks to achieve
as follows:                              its goal as follows:
- The Fund invests in both U.S. and      - Under normal market conditions, the
  foreign common stocks. In selecting      Fund invests at least 80% of its
  stocks for the Fund, the Fund's          net assets (plus any borrowings for
  investment advisor invests               investment purposes) in U.S.
  primarily in "value" stocks which,       securities, primarily consisting of
  when purchased, fall into one of         large- capitalization stocks.
  the following categories: (1)            Large-capitalization stocks are
  companies whose current business         stocks of larger companies that
  activities provide earnings,             have market capitalizations similar
  dividends or assets that represent       in size to those companies in the
  above-average value; (2) companies       Russell 1000 Value Index. As of
  that have a record of consistent         October 31, 2002, that Index
  earnings growth that may provide         included companies with
  above-average stability or value in      capitalizations between
  turbulent markets; or (3) companies      approximately $412 million and $227
  with anticipated business growth         billion.
  prospects that represent
  above-average value.                   - The Fund may also invest up to 10%
                                         of its assets in debt securities,
- The Fund's investment advisor as-        including debt securities that are
  sesses whether a company's               convertible into common stock;
  prospects are "above average." The       corporate debt securities that are
  advisor makes this judgment              rated investment grade by at least
  subjectively, based upon available       two nationally recognized rating
  information.                             organizations (investment grade
                                           securities have a rating of BBB or
                                           higher by Standard & Poor's or Baa
                                           or higher by Moody's Investors
                                           Service, Inc.); and debt securities
                                           issued or guaranteed by the U.S.
                                           government.
                                         - In selecting investments for the
                                         Fund, the advisor generally chooses
                                           securities of companies it believes
                                           are undervalued.

The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:

    - Unlike the Value Fund, the Growth & Income Fund is required to invest at least 80% of its net assets in U.S. securities.

    - The Growth & Income Fund may invest up to 10% of its assets in debt securities, whereas the Value Fund does not typically invest in debt securities.

Except as noted above, the Funds are both subject to similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF GROWTH & INCOME FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

If the Acquisition occurs, shareholders of the Value Fund will receive shares of the Growth & Income Fund of the same class and with the same characteristics as the shares they currently own.

Contract owners may not purchase or redeem shares of the Growth & Income Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                           PROPOSAL -- ACQUISITION OF
                      LIBERTY VALUE FUND, VARIABLE SERIES
             BY COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Value Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Value Fund, the Liberty Trust, on behalf of the Growth & Income Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Growth & Income Fund, and how do they compare with those of the Value Fund?


    The Growth & Income Fund is subject to market risk, management risk, interest rate risk, issuer risk, equity risk and the risks associated with value stocks, which, except for interest rate risk and issue risk, are also the risks to which the Value Fund is subject. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Growth & Income Fund, please see Appendix C. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


    Shareholders of the Value Fund should note that, although the investment goal and strategies of the Value Fund are generally similar to those of the Growth & Income Fund, there will be some differences in the investment strategy of the combined fund. Unlike the Value Fund, the Growth & Income Fund is required to invest at least 80% of its net assets in U.S. securities. In addition, the Growth & Income Fund may invest up to 10% of its assets in debt securities, whereas the Value Fund does not typically invest in debt securities. Please see the answer to question 4 above under "Questions and Answers" for more information comparing the investment goals, strategies and policies of the Funds.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of the Value Fund, the Acquisition is expected to occur on or around April 7, 2003, or on such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


    - The Value Fund will transfer all of the assets and liabilities attributable to its shares to the Growth & Income Fund in exchange for shares of the Growth &

      Income Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of the Growth & Income Fund received by the Value Fund will be distributed to the shareholders of the Value Fund pro rata in accordance with their percentage ownership of the Value Fund in full liquidation of the Value Fund.

    - After the Acquisition, the Value Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - The Acquisition requires approval by the Value Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of the Liberty Trust.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Liberty Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in the Value Fund among other investments available through their Contract prior to or following the Acquisition.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Value Fund will receive shares in the Growth & Income Fund of the same class as the shares they currently own in the Value Fund. In comparison to your Value Fund shares, shares of the Growth & Income Fund issued in connection with the Acquisition will have the following characteristics:

    - Shares of the Growth & Income Fund will have an aggregate net asset value equal to the aggregate net asset value of your Value Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Growth & Income Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, LASC, the investment advisor to the Value Fund and the Growth & Income Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. The Liberty Trust is one of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of the Liberty Trust, including all Trustees who are not "interested persons" of the Trust, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on August 14, 2002 and October 9, 2002, the following reasons for the Value Fund to enter into the Acquisition:

    - The Acquisition is intended to create a larger fund with an investment goal and strategies generally similar to those of the Value Fund.

    - Based on estimated expense ratios as of June 30, 2002, although shareholders of the Value Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 3 to the Annual Fund Operating Expenses table above), net expenses (expenses after

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

  reduction by such waiver) are not expected to change, with respect to Class A shares, and may decrease slightly, with respect to Class B shares.+


    - Shareholders of the Value Fund will move into a fund with better long-term performance.

    The Trustees considered that most Contract owners with investments in the Value Fund who do not want to become investors in the Growth & Income Fund could reallocate their investment in the Value Fund among other investments available through their Contract prior to or following the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Growth & Income Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for Class A shares of the Value Fund and the Growth & Income Fund since each commenced operations. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in each Fund's Statement of Additional Information.


---------------


+ Columbia has undertaken to maintain this waiver through the first anniversary of the consummation of the Acquisition, after which time this arrangement may be modified or terminated at any time, which may cause the expenses of the Growth & Income Fund to be higher than the estimated expenses of the Value Fund as of June 30, 2002.

                                   VALUE FUND
[BAR CHART]

                                                                              VALUE FUND
                                                                              ----------
1994                                                                             -0.76
1995                                                                             30.01
1996                                                                             17.89
1997                                                                             28.97
1998                                                                             11.13
1999                                                                              5.55
2000                                                                             16.43
2001                                                                             -0.18


The Fund's year-to-date total return through September 30, 2002, was -29.50%.

For period shown in bar chart:
Best quarter: 4th quarter 1998, +16.92%
Worst quarter: 3rd quarter 1998, -13.57%

                              GROWTH & INCOME FUND
[BAR CHART]

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
1995                                                                             29.70
1996                                                                             21.84
1997                                                                             32.23
1998                                                                             20.15
1999                                                                             12.00
2000                                                                              3.60
2001                                                                             -0.60


The Fund's year-to-date total return through September 30, 2002, was -30.29%.

For period shown in bar chart:

Best quarter: 4th quarter 1998, +21.79%
Worst quarter: 3rd quarter 1998, -14.16%

    The following tables list each Fund's average annual total return for the one-year, five-year and life-of-fund periods ended December 31, 2001 for Class A and Class B shares of the Value Fund and the Growth & Income Fund. The returns shown do not include any charges or expenses attributable to a particular Contract. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.


VALUE FUND(4)(5)

                                     INCEPTION
                                       DATE     1 YEAR   5 YEARS   LIFE OF FUND
Class A (%)                           7/1/93     -0.18    11.95       12.91(6)
-------------------------------------------------------------------------------
Class B (%)                           6/1/00     -0.43    11.86       12.86(6)
-------------------------------------------------------------------------------
S&P 500 Index (%)                      N/A      -11.88    10.70       13.75(7)
-------------------------------------------------------------------------------

---------------
(4) The Value Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(5) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class B shares would have been lower.

(6) The life-of-fund data for the Value Fund covers periods prior to the inception of the Growth & Income Fund. From the date of inception of the Growth & Income Fund (7/5/94), the average annual total returns for the Value Fund would be 7.66% for Class A shares and 7.60% for Class B shares.

(7) Index performance information is from June 30, 1993 to December 31, 2001.

GROWTH & INCOME FUND(8)(9)

                                    INCEPTION
                                       DATE        1 YEAR   5 YEARS   LIFE OF FUND
Class A (%)                           7/5/94        -0.60    12.88       15.91
----------------------------------------------------------------------------------
Class B (%)                           6/1/00        -0.65    12.83       15.88
----------------------------------------------------------------------------------
S&P 500 Index (%)                        N/A       -11.88    10.70       15.51(10)
----------------------------------------------------------------------------------

---------------
 (8) The Growth & Income Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

 (9) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and Class B shares. If differences in expenses had been reflected in the table above, the returns shown for periods prior to the inception of Class B shares would have been lower.

(10) Index performance information is from June 30, 1994 to December 31, 2001.

  Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Value Fund and the Growth & Income Fund as of September 30, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Value Fund by the Growth & Income Fund at net asset value as of that date.

                                                                              GROWTH &
                                                                            INCOME FUND
                                             GROWTH &      PRO FORMA         PRO FORMA
                             VALUE FUND    INCOME FUND    ADJUSTMENTS       COMBINED(A)
                             -----------   ------------   -----------       ------------
Class A
Net asset value............  $95,434,486   $107,811,265   $        --       $203,245,751
Shares outstanding.........    9,876,876      9,944,516    (1,072,957)        18,748,435
Net asset value per
  share....................  $      9.66   $      10.84                     $      10.84
Class B
Net asset value............  $ 7,454,913   $ 24,239,277   $        --       $ 31,694,190
Shares outstanding.........      774,262      2,241,174       (85,268)         2,930,168
Net asset value per
  share....................  $      9.63   $      10.82                     $      10.82

---------------
(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Growth & Income Fund will be received by the shareholders of the Value Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Growth & Income Fund that actually will be received on or after such date.

  Financial Highlights of the Growth & Income Fund


    The financial highlights tables will help you understand the financial performance of the Growth & Income Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Growth & Income Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year or period ended December 31, 2001, 2000, 1999, 1998 and 1997 was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Growth & Income Fund's financial statements, is included in the Growth & Income Fund's annual report, which is available upon request. The information for the six months ended June 30, 2002 is unaudited.

    Financial highlights for a Class A share outstanding throughout each period.

                         (UNAUDITED)                       YEAR ENDED DECEMBER 31,
                       SIX MONTHS ENDED    -------------------------------------------------------
                        JUNE 30, 2002        2001        2000        1999        1998       1997
                       ----------------    --------    --------    --------    --------    -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..............      $  15.55        $  18.27    $  19.85    $  18.79    $  16.29    $ 14.22
                           --------        --------    --------    --------    --------    -------
INCOME FROM
 INVESTMENT
 OPERATIONS:
Net investment
 income(a)...........          0.08            0.16        0.17        0.14        0.16       0.20
Net realized and
 unrealized gain
 (loss) on
 investments.........         (2.01)          (0.35)       0.54        2.07        3.12       4.37
                           --------        --------    --------    --------    --------    -------
 Total from
   Investment
   Operations........         (1.93)          (0.19)       0.71        2.21        3.28       4.57
                           --------        --------    --------    --------    --------    -------
LESS DISTRIBUTIONS
 DECLARED TO
 SHAREHOLDERS:
From net investment
 income..............            --           (0.15)      (0.17)      (0.11)      (0.12)     (0.18)
In excess of net
 investment income...            --              --          --(b)       --          --      (0.01)
From net realized
 gains...............            --           (2.34)      (2.12)      (1.04)      (0.64)     (2.30)
In excess of net
 realized gains......            --              --          --          --       (0.02)     (0.01)
Return of capital....            --           (0.04)         --          --          --         --
                           --------        --------    --------    --------    --------    -------
 Total Distributions
   Declared to
   Shareholders......            --           (2.53)      (2.29)      (1.15)      (0.78)     (2.50)
                           --------        --------    --------    --------    --------    -------
NET ASSET VALUE, END
 OF PERIOD...........      $  13.62        $  15.55    $  18.27    $  19.85    $  18.79    $ 16.29
                           ========        ========    ========    ========    ========    =======
Total return(c)(d)...        (12.41)%(e)      (0.60)%      3.60%      12.00%      20.15%     32.23%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses(f)..........          0.90%(g)        0.96%       0.88%       0.88%       0.90%      0.94%
Net investment
 income(f)...........          1.08%(g)        0.92%       0.85%       0.69%       0.88%      1.19%
Portfolio turnover
 rate................            28%(e)          53%        120%        101%         64%        63%
Net assets, end of
 period (000's)......      $149,209        $180,053    $203,366    $212,355    $146,239    $96,715

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) Rounds to less than $0.01.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g) Annualized.

    Financial highlights for a Class B share outstanding throughout each period.

                                                       (UNAUDITED)
                                                     SIX MONTHS ENDED    YEAR ENDED    PERIOD ENDED
                                                         JUNE 30,       DECEMBER 31,   DECEMBER 31,
                                                           2002             2001         2000(A)
                                                     ----------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...............      $ 15.53          $ 18.26         $19.82
                                                         -------          -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)...........................         0.07             0.15           0.08
Net realized and unrealized gain (loss) on
 investments.......................................        (2.01)           (0.35)          0.65
                                                         -------          -------         ------
 Total from Investment Operations..................        (1.94)           (0.20)          0.73
                                                         -------          -------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.........................           --            (0.15)         (0.17)
In excess of net investment income.................           --               --             --(c)
From net realized gains............................           --            (2.34)         (2.12)
Return of capital..................................           --            (0.04)            --
                                                         -------          -------         ------
 Total Distributions Declared to Shareholders......           --            (2.53)         (2.29)
                                                         -------          -------         ------
NET ASSET VALUE, END OF PERIOD.....................      $ 13.59          $ 15.53         $18.26
                                                         =======          =======         ======
Total return(d)(e)(f)..............................       (12.49)%(g)       (0.65)%         3.64%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses(h)........................................         1.00%(i)         1.00%          1.00%(i)
Net investment income(h)...........................         0.98%(i)         0.88%          0.71%(i)
Waiver/reimbursement...............................         0.15%(i)         0.21%          0.13%(i)
Portfolio turnover rate............................           28%(g)           53%           120%
Net assets, end of period (000's)..................      $29,725          $25,742         $4,318

---------------
(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Had the advisor and/or distributor not waived or reimbursed a portion of expenses, total return would have been lower.

(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be lower.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)  Annualized.

  Federal Income Tax Consequences

    The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Value Fund and the Growth & Income Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Value Fund or the shareholders of the Value Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Growth & Income Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Value Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Growth & Income Fund shares you receive will include the holding period for your Value Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Growth & Income Fund as a result of the Acquisition;

    - under Section 362(b) of the Code, the Growth & Income Fund's tax basis in the assets that the Growth & Income Fund receives from the Value Fund will be the same as the Value Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Growth & Income Fund's holding period in such assets will include the Value Fund's holding period in such assets.

    The opinion is, and the confirming letter will be, based on certain factual certifications made by officers of the Liberty Trust. Neither the opinion nor the confirming letter is a guarantee that the tax consequences of the Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE LIBERTY TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

 Required Vote for the Proposal


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Value Fund, the Liberty Trust, on behalf of the Growth & Income Fund, and Columbia will require the affirmative vote of a majority of the shares of the Value Fund voted. A vote of the shareholders of the Growth & Income Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

    The Trustees of the Liberty Trust are soliciting proxies from the shareholders of the Value Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


    As of December 2, 2002, the Value Fund had 9,440,069 Class A shares and 758,509 Class B shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Value Fund are entitled to cast one vote for each share owned on the record date.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Value Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Value Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Value Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. However, these shares will not be counted as having voted and therefore will have no effect on the Proposal.

    Share Ownership. As of December 2, 2002, the Liberty Trust believes that the officers and Trustees of the Liberty Trust, as a group, beneficially owned less than 1% of each class of shares of the Funds and of the Liberty Trust as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the
Funds:


                                                                PERCENTAGE OF     PERCENTAGE OF
                                                                 OUTSTANDING       OUTSTANDING
                                                               SHARES OF CLASS   SHARES OF CLASS
                                                                OWNED BEFORE       OWNED UPON
                                                               CONSUMMATION OF   CONSUMMATION OF
FUND AND CLASS              SHAREHOLDER NAME AND ADDRESS         ACQUISITION      ACQUISITION*
--------------              ----------------------------       ---------------   ---------------
VALUE FUND
CLASS A..............  Keyport Benefit Life Insurance Company       5.81%             6.20%
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company              57.75%+           60.52%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company              29.31%+           24.90%
                       KMA Variable Account
                       125 High Street
                       Boston, MA 02110

                                                                PERCENTAGE OF     PERCENTAGE OF
                                                                 OUTSTANDING       OUTSTANDING
                                                               SHARES OF CLASS   SHARES OF CLASS
                                                                OWNED BEFORE       OWNED UPON
                                                               CONSUMMATION OF   CONSUMMATION OF
FUND AND CLASS              SHAREHOLDER NAME AND ADDRESS         ACQUISITION      ACQUISITION*
--------------              ----------------------------       ---------------   ---------------
CLASS B..............  Keyport Benefit Life Insurance Company      13.38%            15.99%
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company              86.62%+           83.65%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

GROWTH & INCOME FUND
CLASS A..............  Keyport Benefit Life Insurance Company       6.54%             6.20%
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company              63.01%+           60.52%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company              20.96%            24.90%
                       KMA Variable Account
                       125 High Street
                       Boston, MA 02110

CLASS B..............  Keyport Benefit Life Insurance Company      16.77%            15.99%
                       125 High Street
                       Boston, MA 02110

                       Keyport Life Insurance Company              82.77%+           83.65%+
                       Variable Account A
                       125 High Street
                       Boston, MA 02110


---------------

* Indicates the percentage of Growth & Income Fund shares to be owned of record or beneficially upon consummation of the Acquisition on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Value Fund or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the Value Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisition described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If the Value Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Value Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of the Value Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Value Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. The Liberty Trust holds does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or the Liberty Trust must be received by the relevant Fund in writing a reasonable time before the Liberty

Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisor's and Underwriter's Addresses. The address of each Fund's investment advisor, Liberty Advisory Services Corp., and sub-advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    This Agreement and Plan of Reorganization dated as of November 15, 2002, is by and among Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Liberty Value Fund, Variable Series (the "Acquired Fund"), a series of the Trust, the Trust, on behalf of the Colonial U.S. Growth & Income Fund, Variable Series (the "Acquiring Fund"), a series of the Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class B shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Colonial U.S. Growth & Income Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

       (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (k) For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (l) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (m) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (n) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (o) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A and Class B shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

    (p) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

    (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereby covenants and agrees as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A and Class B shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The obligations of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust, on behalf of the Acquired Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the

            Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. In addition, the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           LIBERTY VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Liberty
                                           Value Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


/s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           LIBERTY VARIABLE
                                           INVESTMENT TRUST
                                           on behalf of Colonial U.S.
                                           Growth & Income Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


/s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By: /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
              COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

PORTFOLIO MANAGERS' DISCUSSION

    Colonial U.S. Growth & Income Fund, Variable Series seeks long-term growth and income.

    Scott Schermerhorn and Harvey B. Hirschhorn are co-managers of the Fund. Mr. Schermerhorn and Mr. Hirschhorn are senior vice presidents of Colonial Management Associates, Inc.

VALUE STOCKS REMAINED STRONG

    Value investing rebounded in early 2000, and remained strong through the end of 2001. The extended economic downturn and the terrorist attacks of September 11th have guided investors to focus more closely on valuation -- something they may have previously overlooked.

OUR FOCUS IS ON COMPANIES, NOT THE ECONOMY

    The economic downturn of 2001 has been part of a naturally occurring business cycle. During a long period of economic expansion, like the one we experienced throughout the 1990s into the first half of 2000, companies increased their capacity to a point where supply eventually overstepped demand. The result was an economic contraction. However, we don't rely solely on our economic outlook to affect our decision-making process. Instead of speculating on which companies will benefit from an economic shift, we have focused on companies that are doing well now.

TAKEN BY SURPRISE

    Although we did not own Enron until the third quarter of 2001, the Fund's position in this company did have a sharply negative impact on performance. When we established a position in this company, at that time we still believed that an investment in Enron fulfilled our investment criteria. When revelations of poor accounting practices and possibly misleading statements from the management team were reported, we eliminated the Fund's position. Though we maintained a position in Enron for approximately one month, overall this holding was one of Fund's worst-performing holdings.

OUR COMMITMENT HAS PAID OFF

    Value stocks outperformed growth stocks for the year, and we believe that they will continue to do so in 2002. Historically, periods of outperformance between value and growth have run three years or more. Value's outperformance is only two years old.

As a result, we see no imminent shift in market leadership. In addition, we believe value stocks are still relatively inexpensive by historical measures. Large discrepancies in valuations such as this often cause movements in market leadership. This was evident in the underperformance of value stocks from 1996 through early 2000. Finally, we believe there is still too much optimism for technology and other aggressive growth industries. We think that there still needs to be further contraction in this area.

A BOTTOM-UP APPROACH

    We employ a bottom-up investment process, which means we primarily focus on selecting top performing companies -- not sectors. If we happen to identify multiple companies from the same sector, then that is where we invest. But we start with identifying the companies first. However, from a sector perspective our lack of exposure to technology and an overemphasis on what we believe are more stable companies in consumer staples helped the Fund outperform.

OPPORTUNITY IN ENERGY

    Going forward we believe there will be opportunity in the energy sector. Energy is a global commodity and we have been in a global recession. Our belief is that when the economy recovers, energy stocks will follow suit. Oil prices, for instance, have gone down not because of excess supply, but because of lack of demand. Similarly, many investors are willing to speculate on other global commodity companies, like paper and steel, while they're dependent on the same cycle as energy. In whatever direction the economy moves, energy companies are still inexpensive and are making money right now.

    Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

    An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments, changes in interest rates and in the financial strength of issuers of lower-rated bonds. Foreign political and economic developments also may affect Fund performance.

    Holdings are disclosed as of December 31, 2001, and are subject to change.

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001 (%)

                                              1 YEAR    5 YEARS    10 YEARS
                                              ------    -------    --------
Class A (7/5/94)............................   -0.60     12.88      15.91
Class B (6/1/00)(1).........................   -0.65     12.83      15.88
---------------------------------------------------------------------------
S&P 500 Index...............................  -11.88     10.70      15.51(2)
---------------------------------------------------------------------------

Inception date of share class is in parentheses.

---------------
(1) Class B share (newer class of shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be lower.

(2) Index performance is from June 30, 1994.

VALUE OF A $10,000 INVESTMENT, 7/5/94(3) -- 12/31/01
[BAR CHART]

                                                     CLASS A SHARES              CLASS B SHARES               S&P 500 INDEX
                                                     --------------              --------------               -------------
7/1/94                                                  10000.00                    10000.00                    10000.00
7/30/94                                                 10260.00                    10260.00                    10328.00
8/31/94                                                 10670.40                    10670.40                    10750.40
9/30/94                                                 10460.20                    10460.20                    10488.10
10/31/94                                                10630.70                    10630.70                    10723.00
11/30/94                                                10251.20                    10251.20                    10332.70
12/31/94                                                10440.80                    10440.80                    10485.60
1/31/95                                                 10705.00                    10705.00                    10757.20
2/28/95                                                 11132.10                    11132.10                    11175.70
3/31/95                                                 11427.10                    11427.10                    11505.40
4/30/95                                                 11661.40                    11661.40                    11843.60
5/31/95                                                 12077.70                    12077.70                    12316.20
6/30/95                                                 12342.20                    12342.20                    12601.90
7/31/95                                                 12769.20                    12769.20                    13019.00
8/31/95                                                 12718.10                    12718.10                    13051.60
9/30/95                                                 13145.50                    13145.50                    13602.40
10/31/95                                                13094.20                    13094.20                    13553.40
11/30/95                                                13591.80                    13591.80                    14147.00
12/31/95                                                13541.50                    13541.50                    14420.10
1/31/96                                                 13903.00                    13903.00                    14910.30
2/29/96                                                 14176.90                    14176.90                    15049.00
3/31/96                                                 14253.50                    14253.50                    15193.50
4/30/96                                                 14779.40                    14779.40                    15416.80
5/31/96                                                 15129.70                    15129.70                    15813.00
6/30/96                                                 14801.40                    14801.40                    15873.10
7/31/96                                                 14089.50                    14089.50                    15171.50
8/31/96                                                 14560.00                    14560.00                    15491.70
9/30/96                                                 15272.00                    15272.00                    16362.30
10/31/96                                                15655.40                    15655.40                    16813.90
11/30/96                                                16773.20                    16773.20                    18083.30
12/31/96                                                16498.10                    16498.10                    17725.30
1/31/97                                                 17704.10                    17704.10                    18831.30
2/28/97                                                 17691.70                    17691.70                    18980.10
3/31/97                                                 16984.00                    16984.00                    18201.90
4/30/97                                                 17889.30                    17889.30                    19286.80
5/31/97                                                 18910.80                    18910.80                    20465.20
6/30/97                                                 19629.30                    19629.30                    21375.90
7/31/97                                                 21195.80                    21195.80                    23075.30
8/31/97                                                 20464.50                    20464.50                    21783.10
9/30/97                                                 21520.50                    21520.50                    22974.60
10/31/97                                                20534.80                    20534.80                    22207.20
11/30/97                                                21370.60                    21370.60                    23235.40
12/31/97                                                21815.10                    21815.10                    23635.10
1/31/98                                                 22055.10                    22055.10                    23895.10
2/28/98                                                 23581.30                    23581.30                    25617.90
3/31/98                                                 24772.20                    24772.20                    26929.50
4/30/98                                                 24759.80                    24759.80                    27204.20
5/31/98                                                 24143.30                    24143.30                    26736.30
6/30/98                                                 25067.90                    25067.90                    27821.80
7/31/98                                                 24571.60                    24571.60                    27526.90
8/31/98                                                 20568.90                    20568.90                    23549.30
9/30/98                                                 21519.20                    21519.20                    25058.80
10/31/98                                                23354.80                    23354.80                    27093.50
11/30/98                                                24774.70                    24774.70                    28735.40
12/31/98                                                26209.20                    26209.20                    30390.60
1/31/99                                                 26893.20                    26893.20                    31660.90
2/28/99                                                 25820.20                    25820.20                    30676.20
3/31/99                                                 26656.80                    26656.80                    31903.30
4/30/99                                                 27395.20                    27395.20                    33137.90
5/31/99                                                 27033.60                    27033.60                    32355.90
6/30/99                                                 28609.60                    28609.60                    34145.20
7/31/99                                                 27897.20                    27897.20                    33083.30
8/31/99                                                 27590.40                    27590.40                    32917.80
9/30/99                                                 26641.30                    26641.30                    32015.90
10/31/99                                                27701.60                    27701.60                    34042.50
11/30/99                                                28064.50                    28064.50                    34733.60
12/31/99                                                29355.40                    29355.40                    36775.90
1/31/00                                                 27773.20                    27773.20                    34929.70
2/29/00                                                 26826.10                    26826.10                    34269.60
3/31/00                                                 29473.80                    29473.80                    37621.10
4/30/00                                                 29444.40                    29444.40                    36488.70
5/31/00                                                 29297.20                    29297.20                    35740.70
6/30/00                                                 28898.70                    28884.10                    36619.90
7/31/00                                                 29106.80                    29092.00                    36048.70
8/31/00                                                 30969.60                    30953.90                    38287.30
9/30/00                                                 30248.00                    30232.70                    36265.70
10/31/00                                                30462.80                    30447.30                    36113.40
11/30/00                                                28991.40                    28961.50                    33267.70
12/31/00                                                30417.80                    30366.10                    33430.70
1/31/01                                                 30217.00                    30165.70                    34617.50
2/28/01                                                 30017.60                    29948.50                    31463.80
3/31/01                                                 28852.90                    28801.50                    29472.20
4/30/01                                                 29369.40                    29299.80                    31759.20
5/31/01                                                 29918.60                    29847.70                    31972.00
6/30/01                                                 29218.50                    29149.20                    31195.10
7/31/01                                                 30068.80                    29997.50                    30889.30
8/31/01                                                 29885.30                    29814.50                    28958.80
9/30/01                                                 28701.90                    28616.00                    26621.80
10/31/01                                                28848.30                    28761.90                    27130.30
11/30/01                                                30008.00                    29921.00                    29211.20
12/31/01                                                30228.00                    30164.00                    29480.00

---------------
(3) Inception date of Class A shares (the oldest existing share class).

NET ASSET VALUE ($)

                                                       12/31/00   12/31/01
                                                       --------   --------
Class A..............................................   18.27      15.55
Class B..............................................   18.26      15.53

    PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's 500 Index ("S&P 500 Index") is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

    MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

    Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

                                                                      APPENDIX C

            INFORMATION APPLICABLE TO CLASS A AND CLASS B SHARES OF
              COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

    Liberty Variable Investment Trust ("Trust") includes various separate mutual funds, including the Colonial U.S. Growth & Income Fund, Variable Series ("Fund"), each with its own investment goal and strategies. Liberty Advisory Services Corp. ("LASC") is the Fund's advisor. LASC has appointed Colonial Management Associates, Inc. ("Colonial") as the Fund's sub-advisor.

    The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD"). LFD is an affiliate of LASC.

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

    Because the Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

    Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in Colonial's opinion, undervalued. If Colonial's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value Colonial has placed on it.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Liberty Advisory Services Corp.


    LASC, located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. LASC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). LASC has been an investment advisor since 1993. As of September 30, 2002, LASC managed approximately $607.2 million in assets. LASC designates the Fund's sub-advisor, evaluates and monitors the sub-advisor's performance and investment programs and recommends to the Board of Trustees whether sub-advisor contracts should be continued or modified and the addition or deletion of sub-advisors. LASC also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates. LASC has delegated its administrative responsibilities to Colonial in accordance with this authority.


    For the 2001 fiscal year, aggregate advisory fees paid to LASC by the Fund equaled 0.80% of the average daily net assets of the Fund.

  Investment Sub-Advisor and Portfolio Managers

    Colonial manages the assets of the Fund under the supervision of LASC and the Board of Trustees. Colonial determines which securities and other instruments are purchased and sold for the Fund. Colonial is an indirect wholly owned subsidiary of FleetBoston.


    Colonial, an investment advisor since 1931, is located at One Financial Center, Boston, Massachusetts 02111. As of September 30, 2002, Colonial managed approximately $12.5 billion in assets.


    LASC, out of the management fees it receives from the funds, pays Colonial sub-advisory fees equal to 0.60% of the average daily net assets of the Fund. Colonial also provides transfer agency, pricing and record keeping services for the Fund under separate agreements.

    Portfolio Managers

    Harvey B. Hirschhorn, a senior vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate of Colonial, since 1973.

    Scott Schermerhorn, a senior vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Schermerhorn has also managed the Value Fund since November, 1999. He has managed various other funds for Colonial since October,

    1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998, where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund, as well as other institutional accounts.

    Colonial will use the trading facilities of Newport Fund Management, Inc. ("Newport") when buying or selling foreign securities for the Fund's portfolios. Newport executes all trades under its own procedures.

RULE 12b-1 PLAN

    The Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. LFD has voluntarily agreed to reimburse the distribution fee to the extent necessary to limit Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by the Fund to 1.00% (as a percentage of Class B's average daily net assets).

    If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 2 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Structure Risk. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities and asset-backed securities. Prepayment risk is the possibility that asset-backed securities may be prepaid if the underlying debt securities are prepaid. Prepayment risk for mortgage-backed securities is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed securities and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of these securities may be difficult to predict and result in greater volatility.

    Convertible Securities. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stocks at a specified price or conversion ratio. The risk of investing in convertible securities, in addition to issuer risk and interest rate risk, is that the value of the underlying securities will fluctuate.

    Derivative Strategies. The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

    Additional Equity Risk. The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

    Pricing Risk. The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for Fund shares when you sell.

    Early Closing Risk. The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

    Portfolio Turnover. There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if the advisor believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 6

                       LIBERTY VARIABLE INVESTMENT TRUST

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Value Fund, Variable Series (the "Acquired Fund"), a series of Liberty Variable Investment Trust, by the Colonial U.S. Growth & Income Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust.


      This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisition.
As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.    Additional Information about the Acquiring Fund and the Acquired Fund    2
II.   Financial Statements                                                     2

I.    Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund and the Acquired Fund dated May 1, 2002.

II.   Financial Statements.

      This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Acquiring Fund and the Acquired Fund, which reports contain historical financial information regarding the Acquiring Fund and the Acquired Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

                       LIBERTY VALUE FUND, VARIABLE SERIES

                                       AND

               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of June 30, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended June 30, 2002 presents the results of operations of the Colonial U.S. Growth & Income Fund, Variable Series as if the combination with the Liberty Value Fund, Variable Series had been consummated at July 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at July 1, 2001. These historical statements have been derived from the books and records of the Liberty Value Fund, Variable Series and the Colonial U.S. Growth & Income Fund, Variable Series utilized in calculating daily net asset values at June 30, 2002, and for the twelve-month period then ended.


The pro forma statements give effect to the proposed transfer of all of the assets of the Liberty Value Fund, Variable Series to the Colonial U.S. Growth & Income Fund, Variable Series in exchange for the assumption by the Colonial U.S. Growth & Income Fund, Variable Series of all of the liabilities of the Liberty Value Fund, Variable Series and for a number of shares of the Colonial U.S. Growth & Income Fund, Variable Series equal in value to the value of the net assets of the Liberty Value Fund, Variable Series transferred to the Colonial U.S. Growth & Income Fund, Variable Series. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Colonial U.S. Growth & Income Fund, Variable Series for pre-combination periods will not be restated.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Liberty Value Fund, Variable Series and the Colonial U.S. Growth & Income Fund, Variable Series incorporated by reference in this Statement of Additional Information.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)

                                                                                               Colonial
                                                                                              US Growth &
                                              Colonial                                          Income
                                            US Growth &           Liberty                       Fund VS
                                               Income              Value       Pro Forma       Pro Forma
                                               Fund VS            Fund VS      Adjustments      Combined
                                            -------------      -------------   -----------    -------------
ASSETS
Investments, at cost                        $ 207,316,062      $ 157,051,678                  $ 364,367,740
                                              -----------        -----------                    -----------
Investments, at value                       $ 178,047,469      $ 138,789,240                  $ 316,836,709
Receivable for:
   Investments sold                               879,455            511,906                      1,391,361
   Fund shares sold                               133,185          1,599,154                      1,732,339
   Dividends                                      478,611            351,215                        829,826
Deferred Trustees' compensation plan                4,773              4,607                          9,380
                                              -----------        -----------                    -----------
     Total Assets                             179,543,493        141,256,122                    320,799,615
                                              -----------        -----------                    -----------

LIABILITIES
Payable to custodian bank                         275,842            226,246                        502,088
Payable for:
   Fund shares repurchased                         94,082            220,213                        314,295
   Expense reimbursement due to Distributor           644                  -                            644
   Management fee                                 125,032             78,799                        203,831
   Trustees' fee                                      941                723                          1,664
   Bookkeeping fee                                  6,118              5,093                         11,211
   Transfer agent fee                                 631                631                          1,262
Deferred Trustees' fee                              4,773              4,607                          9,380
Other liabilities                                 101,083            111,171                        212,254
                                              -----------        -----------                    -----------
     Total Liabilities                            609,146            647,483                      1,256,629
                                              -----------        -----------                    -----------
NET ASSETS                                  $ 178,934,347      $ 140,608,639                  $ 319,542,986
                                            =============      =============                  =============

Paid in capital                             $ 205,940,846      $ 151,404,255                  $ 357,345,101
Undistributed net investment income             1,057,783            913,328                      1,971,111
Accumulated net realized gain                   1,204,311          6,553,526                      7,757,837
Net unrealized depreciation on:
   Investments                                (29,268,593)       (18,262,438)                   (47,531,031)
   Foreign currency translations                       --                (32)                           (32)
                                              -----------        -----------                    -----------
NET ASSETS                                  $ 178,934,347      $ 140,608,639                  $ 319,542,986
                                            =============      =============                  =============
Net assets - Class A                        $ 149,208,902      $ 131,564,409           --     $ 280,773,311
                                            =============      =============                  =============
Shares outstanding - Class A                   10,956,879         10,748,974   (1,089,326)       20,616,527
                                            =============      =============                  =============
Net asset value and redemption
   price per share - Class A                      $ 13.62            $ 12.24                  $       13.62
                                            =============      =============                  =============
Net assets - Class B                         $ 29,725,445        $ 9,044,230           --     $  38,769,675
                                            =============      =============                  =============
Shares outstanding - Class B                    2,187,464            740,978      (75,472)        2,852,970
                                            =============      =============                  =============
Net asset value and offering
   price per share - Class B                      $ 13.59            $ 12.21                  $       13.59
                                            =============      =============                  =============

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)


                                                                                                          Colonial
                                                                                                         US Growth &
                                                           Colonial                                        Income
                                                          US Growth &        Liberty                       Fund VS
                                                            Income            Value       Pro Forma       Pro Forma
                                                            Fund VS          Fund VS      Adjustments     Combined
                                                            -------          -------      -----------     --------
INVESTMENT INCOME
Dividends                                                $  3,851,992    $  3,103,134                   $  6,955,126
Interest                                                       98,863          89,943                        188,806
                                                            ---------       ---------    --------          ---------
   Total Investment Income                                  3,950,855       3,193,077                      7,143,932

EXPENSES
Management fee                                              1,613,269       1,060,385      247,850{A}      2,921,504
Distribution fee - Class B                                     60,995          18,766                         79,761
Bookkeeping fee                                                81,978          68,576     (42,179){A}        108,375
Trustees' fee                                                  13,003          20,272     (17,366)            15,909
Other expenses                                                254,267         215,157    (338,733){B}        130,691
                                                            ---------       ---------    --------          ---------
   Total Expenses                                           2,023,512       1,383,156    (150,428)         3,256,240
Expense Reimbursement                                                                    (401,707){A}       (401,707)
Fees waived by Distributor - Class B                          (45,930)             --       39,525{A}         (6,405)
Custody credits earned                                            (59)            (69)                          (128)
                                                            ---------       ---------    --------          ---------
   Net Expenses                                             1,977,523       1,383,087    (512,610)         2,848,000
                                                            ---------       ---------     -------          ---------
   Net Investment Income                                    1,973,332       1,809,990     512,610          4,295,932
                                                            ---------       ---------    --------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency       3,110,474       9,367,590                     12,478,064
Net change in unrealized appreciation/depreciation
   on investments and foreign currency                    (23,992,614)    (22,316,274)                   (46,308,888)
                                                          -----------     -----------                    -----------
   Net Loss                                               (20,882,140)    (12,948,684)                   (33,830,824)
                                                          -----------     -----------    --------        -----------
Decrease in Net Assets from Operations                   $(18,908,808)   $(11,138,694)    512,610       $(29,534,892)
                                                         ============    ============    ========       ============



{A}   Based on the contract in effect for the surviving fund.

{B} Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

No pro forma adjustments are shown in the following table because the Acquiring Fund's investment restrictions would not require the sale of any portfolio investments.

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 JUNE 30, 2002 (UNAUDITED)


      COLONIAL U.S.    LIBERTY
     GROWTH & INCOME    VALUE                                                            COLONIAL U.S.     LIBERTY
          FUND          FUND                                                            GROWTH & INCOME     VALUE
        SHARES OR     SHARES OR   PRO FORMA                                                FUND             FUND          PRO FORMA
           PAR           PAR      COMBINED                                                 VALUE            VALUE         COMBINED
                                             COMMON STOCKS  - 99.1%
                                             CONSUMER DISCRETIONARY - 14.0%
                                              AUTOMOBILES & COMPONENTS - 2.4%
                                               AUTO PARTS & EQUIPMENT - 1.8%

       236,100    195,178     431,278        Delphi Automotive Systems Corp.            $   3,116,520    $   2,576,350  $  5,692,870
                                                                                        -------------    -------------  ------------
                                              AUTOMOBILE MANUFACTURERS - 0.6%

            16    133,100     133,116        Ford Motor Co.                                       256        1,840,773     1,841,029
                                                                                        -------------    -------------  ------------
                                             CONSUMER DURABLES & APPAREL - 5.1%
                                              CONSUMER ELECTRONICS - 2.0%

       161,900    143,400     305,300        Matsushita Electric Industrial Co., Ltd.       2,239,077        4,182,978     6,422,055
                                                                                        -------------    -------------  ------------
                                              PHOTOGRAPHIC EQUIPMENT - 3.1%

       183,200    165,600     348,800        Eastman Kodak Co.                              5,343,944        4,711,320    10,055,264
                                                                                        -------------    -------------  ------------
                                             HOTELS, RESTAURANTS & LEISURE - 2.6%
                                              RESTAURANTS

       210,300     87,600     297,900        McDonald's Corp.                               5,983,035        2,168,976     8,152,011
                                                                                        -------------    -------------  ------------
                                             MEDIA - 1.5%
                                              ADVERTISING - 0.6%

        73,800          -      73,800        Interpublic Group of Companies, Inc.           1,827,288                0     1,827,288
                                                                                        -------------    -------------  ------------
                                              MOVIES & ENTERTAINMENT - 0.9%

        70,900     55,200     126,100        News Corp., Ltd. (a)                           1,625,737        1,265,736     2,891,473
                                                                                        -------------    -------------  ------------
                                             RETAILING - 2.4%
                                              APPAREL RETAIL - 1.8%

       166,700    229,500     194,700        The Gap, Inc.                                  2,367,140        3,258,900     5,626,040
                                                                                        -------------    -------------  ------------
                                              HOME IMPROVEMENT RETAIL - 0.6%

        35,700     28,000      63,700        Sherwin-Williams Co.                           1,068,501          838,040     1,906,541
                                                                                        -------------    -------------  ------------
                                             CONSUMER STAPLES - 12.5%
                                              FOOD, BEVERAGES & TOBACCO - 12.5%
                                              PACKAGED FOODS - 10.3%

       351,600    300,100     651,700        ConAgra Foods, Inc.                            9,721,740        8,297,765    18,019,505
        42,500     33,200      75,700        General Mills, Inc.                            1,873,400        1,463,456     3,336,856
       280,300    287,300     567,600        Sara Lee Corp.                                 5,785,392        5,929,872    11,715,264
                                                                                        -------------    -------------  ------------
                                                                                           17,380,532       15,691,093    33,071,625
                                                                                        -------------    -------------  ------------
                                              TOBACCO - 2.2%

        87,700     70,000     157,700        Philip Morris Companies, Inc.                  3,830,736        3,057,600     6,888,336
                                                                                        -------------    -------------  ------------
                                             ENERGY - 13.5%

                                              INTEGRATED OIL & GAS - 9.8%

        25,700          -      25,700        BP PLC, ADR                                    1,297,593                -     1,297,593
        54,400     36,800      91,200        ChevronTexaco Corp.                            4,814,400        3,256,800     8,071,200
        80,270          -      80,270        Exxon Mobil Corp.                              3,284,649                -     3,284,649
       137,400    107,000     244,400        Marathon Oil Corp.                             3,726,288        2,901,840     6,628,128
        32,500     25,270      57,770        Phillips Petroleum Co.                         1,913,600        1,487,898     3,401,498
        79,900     77,600     157,500        Royal Dutch Petroleum Co., - NY Shares         4,416,073        4,288,952     8,705,025
                                                                                        -------------    -------------  ------------
                                                                                           19,452,603       11,935,490    31,388,093
                                                                                        -------------    -------------  ------------
                                              OIL & GAS EQUIPMENT & SERVICES - 1.2%

       131,400    104,500     235,900        Halliburton Co.                                2,094,516        1,665,730     3,760,246
                                                                                        -------------    -------------  ------------
                                              OIL & GAS EXPLORATION & PRODUCTS - 1.4%

        39,000     53,600      92,600        Anadarko Petroleum Corp.                       1,922,700        2,642,480     4,565,180
                                                                                        -------------    -------------  ------------
                                              OIL & GAS REFINING & MARKETING - 1.1%

        54,900     46,800     101,700        Sunoco, Inc.                                   1,956,087        1,667,484     3,623,571
                                                                                        -------------    -------------  ------------


 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 JUNE 30, 2002 (UNAUDITED)

      COLONIAL U.S.    LIBERTY
     GROWTH & INCOME    VALUE                                                            COLONIAL U.S.     LIBERTY
          FUND          FUND                                                            GROWTH & INCOME     VALUE
        SHARES OR     SHARES OR   PRO FORMA                                                FUND             FUND          PRO FORMA
           PAR           PAR      COMBINED                                                 VALUE            VALUE         COMBINED
                                              FINANCIALS - 18.7%

                                              BANKS - 1.3%

        45,200     35,800      81,000        Wells Fargo & Co.                              2,262,712        1,792,148     4,054,860
                                                                                        -------------    -------------  ------------

                                              DIVERSIFIED FINANCIALS - 6.0%
                                               DIVERSIFIED FINANCIAL SERVICES - 6.0%

       154,800    119,600     274,400        Citigroup, Inc.                                5,998,500        4,634,500    10,633,000
        24,500          -      24,500        Fannie Mae                                     1,806,875                -     1,806,875
        55,300     56,500     111,800        Freddie Mac                                    3,384,360        3,457,800     6,842,160
                                                                                        -------------    -------------  ------------
                                                                                           11,189,735        8,092,300    19,282,035
                                                                                        -------------    -------------  ------------
                                              INSURANCE - 11.4%
                                               INSURANCE BROKERS - 2.9%

       160,500    127,900     288,400        AFLAC, Inc.                                    5,136,000        4,092,800     9,228,800
                                                                                        -------------    -------------  ------------
                                               MULTI-LINE INSURANCE - 1.6%

        42,700     33,000      75,700        American International Group                   2,913,421        2,251,590     5,165,011
                                                                                        -------------    -------------  ------------
                                               PROPERTY & CASUALTY INSURANCE  - 6.9%

           110         70         180        Berkshire Hathaway, Inc., Class A (a)          7,348,000        4,676,000    12,024,000
        50,400     40,000      90,400        Chubb Corp.                                    3,568,320        2,832,000     6,400,320
        15,400     12,200      27,600        Travelers Property Casualty Corp. (a)            272,580          215,940       488,520
        21,700     17,200      38,900        XL Capital Ltd., Class A                       1,837,990        1,456,840     3,294,830
                                                                                        -------------    -------------  ------------
                                                                                           13,026,890        9,180,780    22,207,670
                                                                                        -------------    -------------  ------------
                                             HEALTH CARE - 12.6%
                                              HEALTH CARE EQUIPMENT & SERVICES - 5.9%
                                               MANAGED HEALTH CARE

       220,000    173,400     393,400        Aetna, Inc.                                   10,553,400        8,317,998    18,871,398
                                                                                        -------------    -------------  ------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY - 6.7%
                                               PHARMACEUTICALS

        57,100     46,400     103,500        Bristol-Myers Squibb Co.                       1,467,470        1,192,480     2,659,950
        96,600     75,900     172,500        Merck & Co., Inc.                              4,891,824        3,843,576     8,735,400
       147,300    120,600     267,900        Pharmacia Corp.                                5,516,385        4,516,470    10,032,855
                                                                                        -------------    -------------  ------------
                                                                                           11,875,679        9,552,526    21,428,205
                                                                                        -------------    -------------  ------------
                                             INDUSTRIALS - 7.4%

                                              CAPITAL GOODS - 4.0%
                                               AEROSPACE & DEFENSE - 1.3%

        57,300     47,410     104,710        Raytheon Co.                                   2,334,975        1,931,957     4,266,932
                                                                                        -------------    -- ----------  ------------
                                              ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%

        51,300     42,400      93,700        Emerson Electric Co.                           2,745,063        2,268,824     5,013,887
                                                                                        -------------    -------------  ------------
                                              INDUSTRIAL MACHINERY - 1.1%

        54,700     47,100     101,800        Dover Corp.                                    1,914,500        1,648,500     3,563,000
                                                                                        -------------    -------------  ------------
                                              COMMERCIAL SERVICES & SUPPLIES  - 2.0%
                                              ENVIRONMENTAL SERVICES

       177,300     68,500     245,800        Waste Management, Inc.                         4,618,665        1,784,425     6,403,090
                                                                                        -------------    -------------  ------------
                                             TRANSPORTATION - 1.4%
                                              AIRLINES

       145,600    119,000     264,600        AMR Corp. (a)                                  2,454,816        2,006,340     4,461,156
                                                                                        -------------    -------------  ------------
                                             INFORMATION TECHNOLOGY - 5.2%
                                              SOFTWARE & SERVICES - 5.2%

                                              INFORMATION TECHNOLOGY CONSULTING
                                                 & SERVICES - 1.5%

        80,300     47,400     127,700        Electronic Data Systems Corp.                  2,983,145        1,760,910     4,744,055
                                                                                        -------------    -------------  ------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT - 0.9%
                                               ELECTRONIC EQUIPMENT & INSTRUMENTS

        72,800     57,000     129,800        Celestica, Inc. (a)                            1,653,288        1,294,470     2,947,758
                                                                                        -------------    -------------  ------------

 PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 JUNE 30, 2002 (UNAUDITED)


      COLONIAL U.S.    LIBERTY
     GROWTH & INCOME    VALUE                                                            COLONIAL U.S.     LIBERTY
          FUND          FUND                                                            GROWTH & INCOME     VALUE
        SHARES OR     SHARES OR   PRO FORMA                                                FUND             FUND          PRO FORMA
           PAR           PAR      COMBINED                                                 VALUE            VALUE         COMBINED
                                              OFFICE ELECTRONICS - 0.9%

       241,000    186,300     427,300        Xerox Corp. (a)                                1,679,770        1,298,511     2,978,281
                                                                                        -------------    -------------  ------------
                                             SEMICONDUCTORS - 0.0%

              -         1           1       Agere Systems, Class A (a)                             -                1             1
              -        (b)         (b)      Agere Systems, Class B (a)                             -                1             1
                                                                                        -------------    -------------  ------------
                                                                                                   -                2             2
                                                                                        -------------    -------------  ------------
                                              TELECOMMUNICATIONS EQUIPMENT - 1.9%

     1,073,900    831,600   1,905,500        Lucent Technologies, Inc. (a)                  1,782,674        1,380,456     3,163,130
       122,000     90,700     212,700        Motorola, Inc.                                 1,759,240        1,307,894     3,067,134
                                                                                        -------------    -------------  ------------
                                                                                            3,541,914        2,688,350     6,230,264
                                                                                        -------------    -------------  ------------
                                             MATERIALS - 2.1%

                                              PAPER & FOREST PRODUCTS - 2.1%
                                               PAPER PRODUCTS

       155,600    121,500     277,100        Georgia-Pacific Corp.                          3,824,648        2,986,470     6,811,118
                                                                                        -------------    -------------  ------------
                                             TELECOMMUNICATION SERVICES - 8.0%
                                              DIVERSIFIED TELECOMMUNICATIONS SERVICES
                                                 - 8.0%
                                               INTEGRATED TELECOMMUNICATIONS SERVICES

       370,900    291,500     662,400        AT&T Corp.                                     3,968,630        3,119,050     7,087,680
        66,500     51,700     118,200        BellSouth Corp.                                2,094,750        1,628,550     3,723,300
       160,750    178,550     339,300        Deutsche Telekom AG, ADR                       1,496,583        1,662,300     3,158,883
        62,400     53,300     115,700        Nippon Telegraph & Telephone Corp., ADR        1,284,816        1,097,447     2,382,263
       112,600     59,900     172,500        Sprint Corp. (FON Group)                       1,194,686          635,539     1,830,225
        99,000     77,100     176,100        Verizon Communications, Inc.                   3,974,850        3,095,565     7,070,415
       167,808     70,248     238,056        WorldCom, Inc. - MCI Group(C)                     19,113            8,001        27,114
       865,600    454,600   1,320,200        WorldCom, Inc. - WorldCom Group (a)(C)            98,592           51,779       150,371
                                                                                        -------------    -------------  ------------
                                                                                           14,132,020       11,298,231    25,430,251
                                                                                        -------------    -------------  ------------
                                             UTILITIES - 5.1%

                                              ELECTRIC UTILITIES - 1.7%

       167,900    130,700     298,600        PG&E Corp. (a)                                 3,003,731        2,338,223     5,341,954
                                                                                        -------------    -------------  ------------
                                              GAS UTILITIES - 2.0%

       174,300    134,700     309,000        El Paso Corp.                                  3,592,323        2,776,167     6,368,490
                                                                                        -------------    -------------  ------------
                                             MULTI-UTILITIES - 1.4%

        59,400     50,000     109,400        Westar Energy, Inc.                              911,790          767,500     1,679,290
       248,800    193,200     442,000        Williams Companies                             1,490,312        1,157,268     2,647,580
                                                                                        -------------    -------------  ------------
                                                                                            2,402,102        1,924,768     4,326,870
                                                                                        -------------    -------------  ------------
                                             TOTAL COMMON STOCKS - 99.1%
                                                (COST $364,367,740)

                                                                                          178,047,469      138,789,240   316,836,709

                                             OTHER ASSETS & LIABILITIES, NET - 0.9%           886,878        1,819,399     2,706,277
                                                                                        -------------    -------------  ------------
                                             NET ASSETS - 100.0%                        $ 178,934,347    $ 140,608,639  $319,542,986
                                                                                        =============    =============  ============

                                             (a) Non income producing security.
                                             (b) Rounds to less than one.
                                             (C) As of June 30, 2002, the fund held shares of WorldCom, Inc. representing
                                                        0.6% of net assets.
                                             WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.
                                             ADR  American Depositary Receipt

                                                                      APPENDIX A

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                       Liberty Value Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
               Colonial U.S. Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
              Colonial International Horizons Fund, Variable Series
                  Colonial Global Equity Fund, Variable Series
            Crabbe Huson Real Estate Investment Fund, Variable Series
            Liberty Newport Japan Opportunities Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                 Rydex Financial Services Fund, Variable Series
                     Rydex Health Care Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

      The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2002, and any supplements thereto, which may be obtained at no charge by calling Liberty Funds Distributor, Inc. ("LFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectus), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

ITEM                                                                        PAGE

ORGANIZATION AND HISTORY...................................................   3
INVESTMENT MANAGEMENT AND OTHER SERVICES...................................   4
         General...........................................................   4
         Trust Charges and Expenses........................................   7
         Principal Underwriter.............................................   13
         Code of Ethics....................................................   14
INVESTMENT RESTRICTIONS....................................................   14
         Liberty Value Fund, Variable Series...............................   14
         Stein Roe Global Utilities Fund, Variable Series..................   15
         Colonial International Fund for Growth, Variable Series...........   16
         Colonial U.S. Growth & Income Fund, Variable Series...............   17
         Colonial Strategic Income Fund, Variable Series...................   18
         Newport Tiger Fund, Variable Series...............................   19
         Liberty All-Star Equity Fund, Variable Series.....................   20
         Colonial Small Cap Value Fund, Variable Series....................   22
         Colonial High Yield Securities Fund, Variable Series..............   23
         Colonial International Horizons Fund, Variable Series.............   24
         Colonial Global Equity Fund, Variable Series......................   24
         Crabbe Huson Real Estate Investment Fund, Variable Series.........   25
         Liberty Newport Japan Opportunities Fund, Variable Series.........   26
         Liberty Select Value Fund, Variable Series........................   27
         Rydex Financial Services Fund, Variable Series....................   28
         Rydex Health Care Fund, Variable Series...........................   29
         Liberty S&P 500 Index Fund, Variable Series.......................   29
MORE FACTS ABOUT THE TRUST ................................................   31
         Organization......................................................   31
         Trustees and Officers.............................................   31
         Trustee Positions ................................................   38
         Approving the Investment Advisory Contract........................   38
         Compensation of Trustees..........................................   40
         Principal Holders of Securities...................................   50
         Custodian.........................................................   60
OTHER CONSIDERATIONS.......................................................   60
         Portfolio Turnover................................................   60
         Suspension of Redemptions.........................................   61
         Valuation of Securities...........................................   61
         Portfolio Transactions............................................   62
         Information About the Standard & Poor's 500 Composite.............   70
         Stock Price Index ................................................   70
DESCRIPTION OF CERTAIN INVESTMENTS.........................................   70
INVESTMENT PERFORMANCE.....................................................   83
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS...........................   89

                            ORGANIZATION AND HISTORY

      Liberty Variable Investment Trust (the "Trust"), a business trust organized under the Laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.

      The Trust currently offers seventeen Funds: Liberty Value Fund, Variable Series ("Value Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund for Growth, Variable Series ("International Fund"); Colonial U.S. Growth & Income Fund, Variable Series ("U.S. Growth Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Colonial High Yield Securities Fund; Variable Series ("High Yield Fund"); Colonial International Horizons Fund, Variable Series, ("International Horizons Fund"); Colonial Global Equity Fund, Variable Series ("Global Equity Fund"); Crabbe Huson Real Estate Investment Fund, Variable Series ("Real Estate Fund"); Liberty Newport Japan Opportunities Fund, Variable Series ("Japan Opportunities Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Rydex Financial Services Fund, Variable Series ("Financial Services Fund"); Rydex Health Care Fund, Variable Series ("Health Care Fund") and Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund"). The Trust may add or delete Funds and/or classes of shares from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund are non-diversified series of the Trust, each representing the entire interest in a separate series of the Trust.

      Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the Value Fund changed its name from "Colonial-Keyport Growth and Income Fund" to "Colonial Growth and Income Fund, Variable Series." Effective June 1, 2000 the Value Fund changed its name from "Colonial Growth and Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Global Utilities Fund changed its name from "Colonial-Keyport Utilities Fund" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to its current name. Effective May 1, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the U.S. Growth Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to its current name. Effective November 15, 1997 the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997 the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.

      The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectus under "MIXED AND SHARED FUNDING."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL

      Liberty Advisory Services Corp. ("LASC") serves as Manager pursuant to investment advisory agreements between the Trust on behalf of the Funds and LASC (the "Management Agreements"). LASC is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston").

      LASC and the Trust, on behalf of each of the Value Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund have entered into separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of each of the Tiger Fund and Japan Opportunities Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of the Real Estate Fund, have entered into a separate Sub-Advisory Agreement (the "Crabbe Huson Sub-Advisory Agreement," and collectively, with the Colonial Sub-Advisory Agreements, the Stein Roe Sub-Advisory Agreement and the Newport Sub-Advisory Agreement, the "Sub-Advisory Agreements") with Crabbe Huson Group, Inc. ("Crabbe Huson"). Crabbe Huson is an indirect wholly owned subsidiary of FleetBoston.

      Liberty Asset Management Company ("LAMCO") sub-advises the All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of the All-Star Equity Fund, LAMCO and such Portfolio Manager.

      All-Star Equity Fund's current Portfolio Managers are:

            Mastrapasqua & Associates
            Oppenheimer Capital
            Boston Partners Asset Management, L.P.
            Schneider Capital Management Corporation
            TCW Investment Management Company

      Rydex Global Advisors ("Rydex") sub-advises the Financial Services Fund and the Health Care Fund pursuant to the Management Agreement for such Funds and a Portfolio Management Agreement among the Trust, on behalf of the Financial Services Fund and the Health Care Fund, Colonial and Rydex.

      SSgA Funds Management, Inc. ("SSgA") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust on behalf of the 500 Index Fund, Colonial and SSgA.

      LASC. LFG owns all of the outstanding common stock of LASC. LASC's address is One Financial Center, Boston, Massachusetts 02111. The directors and the principal executive officer of LASC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Colonial and Colonial's Portfolio Managers. LFG, One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFG is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Colonial are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the Financial Services Fund and the Health Care Fund:

      - Rydex. Rydex, an investment advisor since 1993, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The trustees and the principal executive officer of Rydex are Albert P. Viragh, Jr. (principal executive officer and trustee), Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville and Roger Somers. Mr. Viragh owns a controlling interest in Rydex. As of February 28, 2002, Rydex managed over $5.4 billion in assets.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the 500 Index Fund:

      - SSgA. SSgA, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which has, as a result of a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2002, State Street Global Advisors had approximately $772.1 billion in assets under management. Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA and are therefore considered controlling persons. SSgA is a subsidiary of State Street Corporation.

      Stein Roe. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Stein Roe are Keith T. Banks .(principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns 75.1% of the outstanding common stock of Newport as of December 31, 2001. Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston, owns the balance. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. Columbia owns all of the outstanding stock of LNH. The directors and the principal executive officer of Newport are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Crabbe Huson. Crabbe Huson, 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, is a wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Crabbe Huson are Keith T. Banks (principal executive officer and director), Joseph R. Palombo, and Roger Sayler.

      LAMCO and LAMCO's Portfolio Managers. LAMCO, One Financial Center, Boston, Massachusetts 02111, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of LAMCO are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for the All-Star Equity Fund:

      - Mastrapasqua & Associates. Mastrapasqua, an investment advisor since 1993, located at 814 Church Street, Suite 600, Nashville, Tennessee 37203, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be controlling persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of February 28, 2002, Mastrapasqua managed $1.7 billion in assets.

      - Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Colin Glinsman. As of December 31, 2001, Oppenheimer Capital managed over $36 billion in assets.

      - Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. The sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond
            J. Heathwood is the President of Boston Partners, Inc. As of February 28, 2002, Boston Partners managed $10.1 billion in assets.


      - Schneider Capital Management Corporation. Schneider Capital Management Corporation ("Schneider"), an investment advisor since 1996, is located at 460 East Swedesford Road, Wayne, Pennsylvania 19087 and is an independently owned firm. Schneider's principal executive officer and sole director is Arnold C. Schneider III. Schneider is 100% employee-owned. As of February 28, 2002, Schneider managed over $1.9 billion in assets.

      - TCW Investment Management Company. Societe Generale S.A. ("Societe Generale") through its wholly owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), purchased The TCW Group Inc. ("The TCW Group") and its subsidiaries, including TCW Investment Management Company ("TCW").

            TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, The TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of The TCW Group. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of The TCW Group own the remaining 49% of the company. Under the terms of the agreement between The TCW Group and SGAM, SGAM will acquire an additional 19% interest in The TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of February 28, 2002, TCW and its affiliates had $86.7 billion in assets under management or committed to management.

      The Management Agreements, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, Colonial, Stein Roe, Newport, Crabbe Huson, LAMCO or LAMCO's Portfolio Managers, Rydex or SSgA (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by LASC or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of LASC or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

      TRUST CHARGES AND EXPENSES

      International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999. Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000. Class B shares for all Funds, except for International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund, commenced investment operations on June 1, 2000. Class A shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced investment operations on June 1, 2000. Class A and Class B shares for Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund, commenced investment operations on May 30, 2000.

MANAGEMENT FEES. Each Fund listed below paid LASC management fees as follows during each year in the three-year period ended December 31, 2001, pursuant to the Management Agreements described in the Prospectus:


                                               2001         2000          1999
                                               ----         ----          ----
Value Fund: .............................   $1,145,972   $1,217,773   $1,157,822
Global Utilities Fund: ..................      486,048      720,174      554,892
International Fund: .....................      431,211      642,065      569,988
U.S. Growth Fund: .......................    1,602,928    1,645,625    1,429,390
Strategic Income Fund: ..................      947,802    1,028,637      971,490
Tiger Fund: .............................      348,282      446,975      277,720
All-Star Equity Fund: ...................      499,847      541,468      493,641
Small Cap Fund: .........................      118,056       53,931       18,928
High Yield Fund: ........................      144,771      112,673       61,532
International Horizons Fund: ............       89,594      101,318       27,964
Global Equity Fund: .....................       75,122       89,670       31,164
Real Estate Fund: .......................       46,705       30,938       11,210
Section 1.01 Japan Opportunities Fund: ..       18,388       17,254           --
Select Value Fund: ......................       65,748       11,300           --
Financial Services Fund: ................       31,457        8,024           --
Health Care Fund: .......................       53,289       10,940           --
500 Index Fund: .........................       83,290       18,998           --

CERTAIN ADMINISTRATIVE EXPENSES. Prior to July 1, 2001, each Fund paid Colonial or an affiliate thereof an additional fee for pricing and bookkeeping services in the annual amount of $27,000 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates: .04% on the next $550 million; .03% on the next $400 million; and .025% on the excess over $1 billion of the average daily net assets of the Fund for such month. Effective July 1, 2001, Colonial entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

            Under its pricing and bookkeeping agreement with the Funds, Colonial receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and
- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Colonial for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services:

                                                 2001         2000         1999
                                                 ----         ----         ----
Value Fund: .............................      $74,777      $74,890      $74,390
Global Utilities Fund: ..................       36,680       50,009       40,059
International Fund: .....................       19,004       34,377       31,946
U.S. Growth Fund: .......................       83,138       86,096       74,490
Strategic Income Fund: ..................       63,061       64,709       63,800
Tiger Fund: .............................       18,858       27,000       27,000
All-Star Equity Fund: ...................       31,011       33,902       31,497
Small Cap Fund: .........................       18,389       27,000       27,000
High Yield Fund: ........................       18,389       27,000       27,000
International Horizons Fund: ............       18,389       27,000       15,750
Global Equity Fund: .....................       18,389       27,000       15,750
Real Estate Fund: .......................       18,523       27,000       15,750
Japan Opportunities Fund: ...............       18,494       16,229           --
Select Value Fund: ......................       18,494       16,229           --
Financial Services Fund: ................       18,973       15,750           --
Health Care Fund: .......................       18,494       16,229           --
500 Index Fund: .........................       18,494       16,229           --

      In addition, each Fund pays Colonial or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:

                                                 2001         2000         1999
                                                 ----         ----         ----
Value Fund: .............................       $7,500       $7,500       $7,500
Global Utilities Fund: ..................        7,500        7,500        7,500
International Fund: .....................        7,500        7,500        7,500
U.S. Growth Fund: .......................        7,500        7,500        7,500
Strategic Income Fund: ..................        7,500        7,500        7,500
Tiger Fund: .............................        7,500        7,500        7,500
All-Star Equity Fund: ...................        7,500        7,499        7,500
Small Cap Fund: .........................        7,500        7,500        7,500
High Yield Fund: ........................        7,500        7,500        7,500
International Horizons Fund: ............        7,500        7,500        4,375
Global Equity Fund: .....................        7,500        7,500        4,375
Real Estate Fund: .......................        7,500        7,500        4,375
Japan Opportunities Fund: ...............        7,500        4,508           --
Select Value Fund: ......................        7,500        4,508           --
Financial Services Fund: ................        7,500        4,375           --
Health Care Fund: .......................        7,500        4,375           --
500 Index Fund: .........................        7,500        4,508           --

12b-1 FEES. During each year in the three-year period ended December 31, 2001, each Fund listed below paid LFD distribution fees as follows, as described in the Prospectus:

                                                 2001        2000         1999
                                                 ----        ----         ----
Value Fund: .............................      $11,431      $   295           --
Global Utilities Fund: ..................            2            2           --
International Fund: .....................            2            1           --
U.S. Growth Fund: .......................       34,516        2,124           --
Strategic Income Fund: ..................       29,568        2,006           --
Tiger Fund: .............................        3,582          658           --
All-Star Equity Fund: ...................        9,903        1,496           --
Small Cap Fund: .........................       16,271        1,641           --
High Yield Fund: ........................       13,469          797           --
International Horizons Fund: ............       23,554       27,493      $ 6,601
Global Equity Fund: .....................       19,806       23,603        7,044
Real Estate Fund: .......................       11,585        7,607        2,415
Japan Opportunities Fund: ...............        3,732        3,222           --
Select Value Fund: ......................       23,260        3,798           --
Financial Services Fund: ................        8,884        2,157           --
Health Care Fund: .......................       13,037        2,518           --
500 Index Fund: .........................       52,682       11,552           --

EXPENSE LIMITATIONS. LASC and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

U.S. Growth Fund: ...........................................         1.00%
Strategic Income Fund: ......................................         1.00%
All-Star Equity Fund: .......................................         1.00%
Small Cap Fund: .............................................         1.10%
High Yield Fund: ............................................         0.95%
Japan Opportunities Fund: ...................................         1.85%
Select Value Fund: ..........................................         1.10%
Financial Services Fund: ....................................         1.45%
Health Care Fund: ...........................................         1.60%
500 Index Fund: .............................................         0.75%

      LFD will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, LASC will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, LASC will then waive a portion of its management fee to reach the above stated limits.

      LASC has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1 fees, brokerage fees and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of average daily net asset value per annum:

International Horizons Fund:                     1.15%
Global Equity Fund:                              1.15%
Real Estate Fund:                                1.20%

      These arrangements may be terminated or modified by LASC or LFD at any time.

FEES OR EXPENSES WAIVED OR BORNE BY LASC

                                              2001           2000         1999
                                              ----           ----         ----
All-Star Equity Fund: ................      $     77      $ 15,896            --
Small Cap Fund: ......................        32,441        55,429      $ 63,222
High Yield Fund: .....................            --        11,685        49,549
International Horizons Fund: .........       153,064        42,341        28,328
Global Equity Fund: ..................       136,366        48,980        27,096
Real Estate Fund: ....................        84,041        51,233        31,663
Japan Opportunities Fund: ............        44,809        38,372            --
500 Index Fund: ......................        58,371        17,830            --
Select Value Fund: ...................        44,763        21,529            --
Financial Services Fund: .............        48,627        27,947            --
Health Care Fund: ....................        40,614        28,416            --

FEES OR EXPENSES WAIVED OR BORNE BY LFD

                                                         2001              2000
                                                         ----              ----
Strategic Income Fund: .......................          $11,410          $   229
All-Star Equity Fund: ........................            9,903            1,496
Small Cap Fund: ..............................           16,271            1,641
High Yield Fund: .............................           12,641              797
Japan Opportunities Fund: ....................            3,732            3,222
U.S. Growth Fund: ............................           29,162            1,142
500 Index Fund: ..............................           52,682           11,552
Select Value Fund: ...........................           23,260            3,798
Value Fund: ..................................               --               45
Financial Services Fund: .....................            8,884            2,157
Health Care Fund: ............................           13,037            2,518

* There were no fees waived or borne by LFD for the year ended December 31, 1999 for any of the Funds.

SALES-RELATED EXPENSES

      Sales-related expenses of LFD relating to each Fund's Class B shares for the year ended December 31, 2001 were as follows:

                                                                        Global        International
                                                    Value Fund      Utilities Fund         Fund
                                                    ----------      --------------         ----
Fees to Financial Service Firms (FSFs) ...........   $ 9,076             $     3         $35,631
Cost of sales material relating to the Fund
  (including printing and mailing expenses) ......    25,635                   0               0
Allocated travel, entertainment and other
   promotional expenses (including advertising) ..    14,677                   0               0

                                                      U.S. Growth      Strategic
                                                        Fund         Income Fund      Tiger Fund
                                                        ----         -----------      ----------
Fees to Financial Service Firms (FSFs) ...........    $27,969            $23,813         $ 3,642
Cost of sales material relating to the Fund
  (including printing and mailing expenses) ......     75,697             56,937           1,757
Allocated travel, entertainment and other
   promotional expenses (including advertising) ..     43,340             32,599           1,006

                                                       All-Star Equity      Small Cap        High Yield
                                                            Fund              Fund              Fund
                                                            ----              ----              ----
Fees to Financial Service Firms (FSFs) ...........         $ 8,130          $13,310            $10,712
Cost of sales material relating to the Fund
  (including printing and mailing expenses) ......          11,375           26,836            45,994
Allocated travel, entertainment and other
   promotional expenses (including advertising) ..           6,513           15,365            26,333

                                                           International
                                                              Horizons     Global Equity     Real Estate
                                                               Fund             Fund             Fund
                                                               ----             ----             ----
Fees to Financial Service Firms (FSFs) ...........            $19,398          $16,427         $ 9,503
Cost of sales material relating to the Fund
  (including printing and mailing expenses) ......                215              113           2,763
Allocated travel, entertainment and other
   promotional expenses (including advertising) ..                123               65           1,582

                                                        Japan                            Financial
                                                     Opportunities        Select         Services
                                                        Fund            Value Fund          Fund
                                                        ----            ----------          ----
Fees to Financial Service Firms (FSFs) ...........    $ 3,072             $18,218         $ 7,138
Cost of sales material relating to the Fund
  (including printing and mailing expenses) ......         40              35,100          10,502
Allocated travel, entertainment and other
   promotional expenses (including advertising) ..         23              20,096           6,013

                                                           Health Care   500 Index
                                                              Fund         Fund
Fees to Financial Service Firms (FSFs) .................     $10,562       $42,490
Cost of sales material relating to the Fund
  (including printing and mailing expenses) ............      13,847        78,696
Allocated travel, entertainment and other
   promotional expenses (including advertising) ........       7,928        45,057

PRINCIPAL UNDERWRITER

      LFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. LFD is an affiliate of LASC.

      The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. The distributor has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

      CODE OF ETHICS

      The Funds, the Advisor, the Sub-Advisors and LFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                             INVESTMENT RESTRICTIONS

      The investment restrictions specified below with respect to each Fund as "FUNDAMENTAL INVESTMENT POLICIES" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. Value Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL UTILITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. Global Utilities Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      5. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Global Utilities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets;

      4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

      5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

      6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

      8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

U.S. GROWTH FUND

      FUNDAMENTAL INVESTMENT POLICIES. U.S. Growth Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry; and

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of U.S. Growth Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets; or

      4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

      FUNDAMENTAL INVESTMENT POLICIES. Strategic Income Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

      4.    Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

      FUNDAMENTAL INVESTMENT POLICIES. Tiger Fund may not:

      1. Concentrate more than 25% of the Funds total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      2. Underwrite securities issued by others except when disposing of portfolio securities;

      3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

      4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

      5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

      6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

      7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:

      1.    Invest in companies for the purpose of exercising control;

      2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

      3. Participate on a joint and several basis in any securities trading account;

      4.    Write or trade in put or call options;

      5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

      7.    Engage in short sales of securities.

ALL-STAR EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. All-Star Equity Fund may not:

      1. Issue senior securities, except as permitted by paragraph 2. below and to the extent permitted by the 1940 Act;

      2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

      3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

      4. Act as an underwriter of securities of other issuers, except when disposing of securities;

      5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

      6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

      7. Invest in commodities or in commodity contracts (except stock index futures and options);

      8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

      9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

      10.   Purchase securities of any one issuer, if

                  (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

      11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

      12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

      13. Invest for the purpose of exercising control over or management of any company; or

      14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund, which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

SMALL CAP FUND

      FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

      4.    Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of High Yield Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL HORIZONS FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Horizons Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Horizons Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Global Equity Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Global Equity Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

REAL ESTATE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Real Estate Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets; provided that the Fund may invest in securities that are secured by real estate or interest therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Real Estate Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

JAPAN OPPORTUNITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Japan Opportunities Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Japan Opportunities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

SELECT VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Select Value Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

FINANCIAL SERVICES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Financial Services Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Financial Services Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

HEALTH CARE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Health Care Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Health Care Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

500 INDEX FUND

      FUNDAMENTAL INVESTMENT POLICIES. The 500 Index Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, and, in certain cases, the general account of Keyport Life Insurance Company ("Keyport"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

TRUSTEES AND OFFICERS

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                 with      Elected or                                               Complex
        Name, Address           Liberty    Appointed            Principal Occupation(s)           Overseen by    Other Directorships
           and Age               Funds     to Office            During Past Five Years              Trustee             Held
           -------               -----     ---------            ----------------------            -----------    -------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)      Trustee       2000      President of UAL Loyalty Services and         103               None
P.O. Box 66100                                          Executive Vice President of United
Chicago, IL 60666                                       Airlines (airline) since September,
                                                        2001 (formerly Executive Vice President
                                                        from July, 1999 to September, 2001);
                                                        Chief Financial Officer of United
                                                        Airlines since July, 1999; Senior Vice
                                                        President and Chief Financial Officer
                                                        of UAL, Inc. prior thereto.

Janet Langford Kelly (Age 44)   Trustee       2000      Executive Vice President-Corporate            103               None
One Kellogg Square                                      Development and Administration,
Battle Creek, MI 49016                                  General Counsel and Secretary, Kellogg
                                                        Company (food manufacturer), since
                                                        September, 1999; Senior Vice President,
                                                        Secretary and General Counsel, Sara Lee
                                                        Corporation (branded, packaged,
                                                        consumer-products manufacturer) prior
                                                        thereto.

Richard W. Lowry (Age 65)       Trustee       1995      Private Investor since August, 1987           105               None
10701 Charleston Drive                                  (formerly Chairman and Chief Executive
Vero Beach, FL 32963                                    Officer, U.S. Plywood Corporation
                                                        (building products manufacturer)).

Salvatore Macera (Age 70)       Trustee       1998      Private Investor since 1981 (formerly         103               None
26 Little Neck Lane                                     Executive Vice President and Director
New Seabury, MA  02649                                  of Itek Corporation (electronics) from
                                                        1975 to 1981).

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                 with      Elected or                                               Complex
        Name, Address           Liberty    Appointed            Principal Occupation(s)           Overseen by    Other Directorships
           and Age               Funds     to Office            During Past Five Years              Trustee             Held
           -------               -----     ---------            ----------------------            -----------    -------------------
DISINTERESTED TRUSTEES

Charles R. Nelson (Age 59)      Trustee       2000      Van Voorhis Professor, Department of          103               None
Department of Economics                                 Economics, University of Washington
University of Washington                                since January, 1976; consultant on
Seattle, WA 98195                                       econometric and statistical matters.

John J. Neuhauser (Age 58)      Trustee       1985      Academic Vice President and Dean of           105       Saucony,
84 College Road                                         Faculties since August, 1999, Boston                    Inc. (athletic
Chestnut Hill, MA 02467-3838                            College (formerly Dean, Boston College                  footwear); SkillSoft
                                                        School of Management from September,                    Corp. (E-Learning).
                                                        1977 to September, 1999).

Thomas E. Stitzel (Age 66)      Trustee       1998      Business Consultant since 1999                103               None
2208 Tawny Woods Place                                  (formerly Professor of Finance from
Boise, ID  83706                                        1975 to 1999 and Dean from 1977 to
                                                        1991, College of Business, Boise State
                                                        University); Chartered Financial
                                                        Analyst.

Thomas C. Theobald (Age 64)     Trustee       2000      Managing Director, William Blair              103       Xerox
Suite 1300                                              Capital Partners (private equity                        Corporation
222 West Adams Street                                   investing) since September, 1994                        (business products
Chicago, IL 60606                                       (formerly Chief Executive Officer and                   and services),
                                                        Chairman of the Board of Directors,                     Anixter
                                                        Continental Bank Corporation).                          International
                                                                                                                (network support
                                                                                                                equipment
                                                                                                                distributor), Jones
                                                                                                                Lang LaSalle (real
                                                                                                                estate management
                                                                                                                services) and MONY
                                                                                                                Group (life
                                                                                                                insurance).

Anne-Lee Verville (Age 56)      Trustee       1998      Author and speaker on educational             103       Chairman of
359 Stickney Hill Road                                  systems needs (formerly General                         the Board of
                                                        Manager, General                                        Directors,

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                 with      Elected or                                               Complex
        Name, Address           Liberty    Appointed            Principal Occupation(s)           Overseen by    Other Directorships
           and Age               Funds     to Office            During Past Five Years              Trustee             Held
           -------               -----     ---------            ----------------------            -----------    -------------------
DISINTERESTED TRUSTEES

Hopkinton, NH  03229                                    Education Industry from 1994 to                         Enesco Group, Inc.
                                                        1997, and President, Applications                       (designer, importer
                                                        Solutions Division from 1991 to 1994,                   and distributor of
                                                        IBM Corporation (global education and                   giftware and
                                                        global applications)).                                  collectibles).


                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                  with     Elected or                                               Complex
        Name, Address           Liberty    Appointed            Principal Occupation(s)           Overseen by    Other Directorships
           and Age               Funds     to Office            During Past Five Years              Trustee             Held
           -------               -----     ---------            ----------------------              -------             ----
INTERESTED TRUSTEES

William E. Mayer* (Age 61)      Trustee      1994      Managing Partner, Park Avenue Equity           105       Lee Enterprises
399 Park Avenue                                        Partners (private equity fund) since                     (print and on-line
Suite 3204                                             February, 1999 (formerly Founding                        media), WR Hambrecht
New York, NY 10022                                     Partner, Development Capital LLC from                    + Co. (financial
                                                       November 1996 to February, 1999; Dean                    service provider)
                                                       and Professor, College of Business and                   and Systech Retail
                                                       Management, University of Maryland from                  Systems (retail
                                                       October, 1992 to November, 1996).                        industry technology
                                                                                                                provider); First
                                                                                                                Health (healthcare)

Joseph R. Palombo* (Age 48)     Trustee      2000      Chief Operating Officer of Columbia            103               None
One Financial Center              and                  Management Group, Inc. since November,
Boston, MA 02111                Chairman               2001; formerly Chief Operations Officer
                                 of the                of Mutual Funds, Liberty Financial
                                 Board                 Companies, Inc. from August, 2000 to
                                                       November, 2001; Executive Vice
                                                       President of Stein Roe since April,
                                                       1999; Executive Vice President and
                                                       Director of Colonial since April, 1999;
                                                       Executive Vice President and Chief
                                                       Administrative Officer of LFG since
                                                       April, 1999; Director of Stein Roe since
                                                       September, 2000; Trustee and Chairman of
                                                       the Board of the Stein Roe Mutual Funds
                                                       since October, 2000; Manager of Stein
                                                       Roe Floating Rate Limited Liability
                                                       Company since October, 2000 (formerly
                                                       Vice President of the Liberty Funds from
                                                       April, 1999 to August, 2000; Chief
                                                       Operating Officer and Chief

                                                                                                   Number of
                                                                                                  Portfolios
                                Position   Year First                                               in Fund
                                  with     Elected or                                               Complex
        Name, Address           Liberty    Appointed            Principal Occupation(s)           Overseen by    Other Directorships
           and Age               Funds     to Office            During Past Five Years              Trustee             Held
           -------               -----     ---------            ----------------------              -------             ----
                                                       Compliance Officer, Putnam Mutual Funds
                                                       from December, 1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                      Year First
                                                      Elected or
           Name, Address              Position with    Appointed                    Principal Occupation(s)
              And Age                 Liberty Funds    to Office                    During Past Five Years
              -------                 -------------    ---------                    ----------------------
OFFICERS

Keith T. Banks (Age 46)                 President        2001      President of the Liberty Funds since November, 2001; Chief
Columbia Management Group, Inc.                                    Investment Officer and Chief Executive Officer of Columbia
590 Madison Avenue, 36th Floor                                     since August, 2000 (formerly Managing Director and Head of
Mail Stop NY EH 30636A                                             U.S. Equity, J.P. Morgan Investment Management from
New York, NY  10022                                                November, 1996 to August, 2000).

Vicki L. Benjamin (Age 40)                Chief          2001      Controller of the Liberty Funds and of the Liberty All-Star
One Financial Center                    Accounting                 Funds since May, 2002; Chief Accounting Officer of the
Boston, MA 02111                       Officer and                 Liberty Funds and of the Liberty All-Star Funds since June,
                                        Controller                 2001; Vice President of LFG since April, 2001 (formerly
                                                                   Vice President, Corporate Audit, State Street Bank and
                                                                   Trust Company from May, 1998 to April, 2001; Audit Manager from July, 1994 to June, 1997; Senior Audit Manager from
                                                                   July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 37)           Treasurer        2000      Treasurer of the Liberty Funds and of the Liberty All-Star
One Financial Center                                               Funds since December, 2000 (formerly Controller of the
Boston, MA 02111                                                   Liberty Funds and of the Liberty All-Star Funds from
                                                                   February, 1998 to October, 2000); Treasurer of the Stein
                                                                   Roe Funds since February, 2001 (formerly Controller from
                                                                   May, 2000 to February, 2001); Senior Vice President of LFG
                                                                   since January, 2001 (formerly Vice President from April,
                                                                   2000 to January, 2001; Vice President of Colonial from
                                                                   February, 1998 to October, 2000; Senior Tax Manager,
                                                                   Coopers & Lybrand, LLP from April, 1996 to January, 1998).

Jean S. Loewenberg (Age 56)             Secretary        2002      Secretary of the Liberty Funds and of the Liberty All-Star
One Financial Center                                               Funds since February, 2002; Senior Vice President and Group
Boston, MA 02111                                                   Senior Counsel, FleetBoston since November, 1996.

TRUSTEE POSITIONS

      As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

      In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

      The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

      The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

      The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Portfolio Transactions."

      The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectus), as well as factors identified by the Advisor as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

      In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectus.

      Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

      Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

      LASC or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with LASC. For the fiscal and calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                               Total Compensation from the
                                  Pension or                 Funds and the Fund Complex Paid
                             Retirement Benefits             to the Trustees for the Calendar
                              Accrued as Part of                        Year Ended
Trustee                        Fund Expenses (a)                  December 31, 2001 (b)
-------                        -----------------                  ---------------------
John A. Bacon, Jr. (c)               N/A                                $ 95,000
Robert J. Birnbaum                   N/A                                  25,300
Tom Bleasdale (c)                    N/A                                 103,000(d)
William W. Boyd (c)                  N/A                                  50,000
Lora S. Collins (c)                  N/A                                  96,000
James E. Grinnell (c)                N/A                                 100,300
Douglas A. Hacker                    N/A                                 109,000
Janet Langford Kelly                 N/A                                 107,000
Richard W. Lowry                     N/A                                 135,300
Salvatore Macera                     N/A                                 110,000
William E. Mayer                     N/A                                 132,300
James L. Moody, Jr. (c)              N/A                                  91,000
Charles R. Nelson                    N/A                                 109,000
John J. Neuhauser                    N/A                                 132,510
Joseph R. Palombo (e)                N/A                                     N/A
Thomas E. Stitzel                    N/A                                 109,000
Thomas C. Theobald                   N/A                                 112,000
Anne-Lee Verville                    N/A                                 114,000(f)

                                    Aggregate                Aggregate                 Aggregate                Aggregate
                                Compensation from        Compensation from         Compensation from        Compensation from
                                the Value Fund for      the Global Utilities       the International         the U.S. Growth
                                 the Fiscal Year        Fund for the Fiscal       Fund for the Fiscal      Fund for the Fiscal
                                      Ended                  Year Ended                Year Ended               Year Ended
Trustee                         December 31, 2001        December 31, 2001         December 31, 2001        December 31, 2001
-------                         -----------------        -----------------         -----------------        -----------------
John A. Bacon, Jr. (c)                 N/A                      N/A                       N/A                     N/A
Robert J. Birnbaum                     $ 0                      $ 0                       $ 0                     $ 0
Tom Bleasdale (c)                        0                        0                         0                       0
William W. Boyd (c)                    N/A                      N/A                       N/A                     N/A
Lora S. Collins (c)                      0                        0                         0                       0
James E. Grinnell (c)                    0                        0                         0                       0
Douglas A. Hacker                      863                      584                       497                     915
Janet Langford Kelly                   847                      573                       488                     898
Richard W. Lowry                       875                      592                       504                     927
Salvatore Macera                       871                      589                       502                     924
William E. Mayer                       851                      575                       489                     903
James L. Moody, Jr. (c)                  0                        0                         0                       0
Charles R. Nelson                      863                      584                       497                     915
John J. Neuhauser                      853                      579                       492                     904
Joseph R. Palombo (e)                  N/A                      N/A                       N/A                     N/A
Thomas E. Stitzel                      863                      584                       497                     915
Thomas C. Theobald                     887                      600                       511                     940
Anne-Lee Verville                      903 (f)                  611 (f)                   520 (f)                 957 (f)

                               Aggregate                               Aggregate
                           Compensation from       Aggregate       Compensation from        Aggregate
                             the Strategic     Compensation from      the All-Star      Compensation from
                            Income Fund for      the Tiger Fund     Equity Fund for    the Small Cap Fund
                            the Fiscal Year      for the Fiscal     the Fiscal Year      for the Fiscal
                                 Ended             Year Ended            Ended             Year Ended
Trustee                    December 31, 2001   December 31, 2001   December 31, 2001    December 31, 2001
-------                    -----------------   -----------------   -----------------    -----------------
John A. Bacon, Jr. (c)            N/A                 N/A                 N/A                  N/A
Robert J. Birnbaum                $ 0                 $ 0                 $ 0                  $ 0
Tom Bleasdale (c)                   0                   0                   0                    0
William W. Boyd (c)               N/A                 N/A                 N/A                  N/A
Lora S. Collins (c)                 0                   0                   0                    0
James E. Grinnell (c)               0                   0                   0                    0
Douglas A. Hacker                 765                 466                 534                  383
Janet Langford Kelly              751                 457                 524                  376
Richard W. Lowry                  775                 472                 541                  388
Salvatore Macera                  772                 470                 539                  387
William E. Mayer                  754                 458                 526                  377
James L. Moody, Jr. (c)             0                   0                   0                    0
Charles R. Nelson                 765                 466                 534                  383
John J. Neuhauser                 756                 462                 529                  380
Joseph R. Palombo (e)             N/A                 N/A                 N/A                  N/A
Thomas E. Stitzel                 765                 466                 534                  383
Thomas C. Theobald                786                 478                 549                  393
Anne-Lee Verville                 800 (f)             487 (f)             559 (f)             401 (f)

                               Aggregate            Aggregate
                              Compensation      Compensation from       Aggregate           Aggregate
                              from the High     the International   Compensation from   Compensation from
                             Yield Fund for     Horizons Fund for   the Global Equity    the Real Estate
                             the Fiscal Year     the Fiscal Year       Fund for the        Fund for the
                                  Ended               Ended         Fiscal Year Ended   Fiscal Year Ended
Trustee                     December 31, 2001   December 31, 2001   December 31, 2001   December 31, 2001
-------                     -----------------   -----------------   -----------------   -----------------
John A. Bacon, Jr. (c)             N/A                 N/A                 N/A                 N/A
Robert J. Birnbaum                 $ 0                 $ 0                 $ 0                 $ 0
Tom Bleasdale (c)                    0                   0                   0                   0
William W. Boyd (c)                N/A                 N/A                 N/A                 N/A
Lora S. Collins (c)                  0                   0                   0                   0
James E. Grinnell (c)                0                   0                   0                   0
Douglas A. Hacker                  412                 376                 371                 359
Janet Langford Kelly               404                 368                 364                 352
Richard W. Lowry                   417                 380                 376                 364
Salvatore Macera                   415                 379                 375                 363
William E. Mayer                   406                 370                 365                 354
James L. Moody, Jr. (c)              0                   0                   0                   0
Charles R. Nelson                  412                 376                 371                 359
John J. Neuhauser                  408                 372                 368                 356
Joseph R. Palombo (e)              N/A                 N/A                 N/A                 N/A
Thomas E. Stitzel                  412                 375                 371                 359
Thomas C. Theobald                 423                 386                 381                 369
Anne-Lee Verville                  430 (f)             393 (f)             388 (f)             376 (f)

                                Aggregate                               Aggregate
                            Compensation from       Aggregate       Compensation from       Aggregate
                                the Japan       Compensation from     the Financial     Compensation from
                              Opportunities      the Select Value   Services Fund for    the Health Care
                               Fund for the        Fund for the      the Fiscal Year       Fund for the
                            Fiscal Year Ended   Fiscal Year Ended         Ended         Fiscal Year Ended
Trustee                     December 31, 2001   December 31, 2001   December 31, 2001   December 31, 2001
-------                     -----------------   -----------------   -----------------   -----------------
John A. Bacon, Jr. (c)             N/A                 N/A                 N/A                 N/A
Robert J. Birnbaum                 $ 0                 $ 0                 $ 0                 $ 0
Tom Bleasdale (c)                    0                   0                   0                   0
William W. Boyd (c)                N/A                 N/A                 N/A                 N/A
Lora S. Collins (c)                  0                   0                   0                   0
James E. Grinnell (c)                0                   0                   0                   0
Douglas A. Hacker                  352                 365                 355                 359
Janet Langford Kelly               345                 358                 349                 352
Richard W. Lowry                   356                 370                 360                 363
Salvatore Macera                   355                 369                 359                 362
William E. Mayer                   346                 360                 350                 353
James L. Moody, Jr. (c)              0                   0                   0                   0
Charles R. Nelson                  352                 365                 355                 359
John J. Neuhauser                  349                 362                 352                 356
Joseph R. Palombo (e)              N/A                 N/A                 N/A                 N/A
Thomas E. Stitzel                  351                 365                 355                 359
Thomas C. Theobald                 361                 375                 365                 368
Anne-Lee Verville                  368 (f)             382 (f)             372 (f)             375 (f)

                                Aggregate Compensation
                                from the 500 Index Fund
                               for the Fiscal Year Ended
Trustee                            December 31, 2001
-------                            -----------------
John A. Bacon, Jr. (c)                   N/A
Robert J. Birnbaum                       $ 0
Tom Bleasdale (c)                          0
William W. Boyd (c)                      N/A
Lora S. Collins (c)                        0
James E. Grinnell (c)                      0
Douglas A. Hacker                        395
Janet Langford Kelly                     387
Richard W. Lowry                         399
Salvatore Macera                         398
William E. Mayer                         389
James L. Moody, Jr. (c)                    0
Charles R. Nelson                        395
John J. Neuhauser                        391
Joseph R. Palombo (e)                    N/A
Thomas E. Stitzel                        395
Thomas C. Theobald                       405
Anne-Lee Verville                        413 (f)

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds ("Liberty Funds") consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds ("Stein Roe Funds") consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, Ms. Verville deferred her total compensation of $903 for the Value Fund, $611 for the Global Utilities Fund, $520 for the International Fund, $957 for the U.S. Growth Fund, $800 for the Strategic Income Fund, $487 for the Tiger Fund, $559 for the All-Star Equity Fund, $401 for the Small Cap Fund, $430 for the High Yield Fund, $393 for the International Horizons Fund, $388 for the Global Equity Fund, $376 for the Real Estate Fund, $368 for the Japan Opportunities Fund, $382 for the Select Value Fund, $372 for the Financial Services Fund, $375 for the Health Care Fund, and $413 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, she deferred her total compensation of $114,000 from the Fund Complex (including compensation paid to her by the Funds and deferred) pursuant to the deferred compensation plan.

Role of the Board of Trustees
-------------------------------------------------------------------------------

      The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee
-------------------------------------------------------------------------------

      Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

Governance Committee
-------------------------------------------------------------------------------

      Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

Advisory Fees & Expenses Committee
-------------------------------------------------------------------------------

      Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

Trading Oversight Committee
-------------------------------------------------------------------------------

      Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership
-------------------------------------------------------------------------------

      The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Funds and
(ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.

                                                       Dollar Range of Equity
                             Dollar Range of Equity   Securities Owned in the    Dollar Range of Equity    Dollar Range of Equity
                            Securities Owned in the       Global Utilities      Securities Owned in the   Securities Owned in the
i) Name of Trustee                 Value Fund                   Fund               International Fund        U.S. Growth Fund
------------------                 ----------                   ----               ------------------        ----------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                      $0                        $0                        $0                        $0
Janet Langford Kelly                   $0                        $0                        $0                        $0
Richard W. Lowry (g)                   $0                        $0                        $0                        $0
Salvatore Macera                       $0                        $0                        $0                        $0
Charles R. Nelson                      $0                        $0                        $0                        $0
John J. Neuhauser (g)                  $0                        $0                        $0                        $0
Thomas E. Stitzel                      $0                        $0                        $0                        $0
Thomas C. Theobald                     $0                        $0                        $0                        $0
Anne-Lee Verville                      $0                        $0                        $0                        $0

INTERESTED TRUSTEES

William E. Mayer (g)                   $0                        $0                        $0                        $0
Joseph R. Palombo                      $0                        $0                        $0                        $0

                                                                                     Dollar Range of
                                                                                    Equity Securities
                            Dollar Range of Equity      Dollar Range of Equity         Owned in the     Dollar Range of Equity
                           Securities Owned in the   Securities Owned in the All-       High Yield      Securities Owned in the
Name of Trustee                   Tiger Fund               Star Equity Fund                Fund              Small Cap Fund
---------------                   ----------               ----------------                ----              --------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                     $0                          $0                        $0                     $0
Janet Langford Kelly                  $0                          $0                        $0                     $0
Richard W. Lowry (g)                  $0                          $0                        $0                     $0
Salvatore Macera                      $0                          $0                        $0                     $0
Charles R. Nelson                     $0                          $0                        $0                     $0
John J. Neuhauser (g)                 $0                          $0                        $0                     $0
Thomas E. Stitzel                     $0                          $0                        $0                     $0
Thomas C. Theobald                    $0                          $0                        $0                     $0
Anne-Lee Verville                     $0                          $0                        $0                     $0

INTERESTED TRUSTEES

William E. Mayer (g)                  $0                          $0                        $0                     $0
Joseph R. Palombo                     $0                          $0                        $0                     $0

                           Dollar Range of Equity    Dollar Range of Equity    Dollar Range of Equity    Dollar Range of Equity
                          Securities Owned in the   Securities Owned in the   Securities Owned in the   Securities Owned in the
                                 Strategic               International             Global Equity              Real Estate
Name of Trustee                 Income Fund              Horizons Fund                  Fund                      Fund
---------------                 -----------              -------------                  ----                      ----
DISINTERESTED TRUSTEES

Douglas A. Hacker                    $0                        $0                        $0                        $0
Janet Langford Kelly                 $0                        $0                        $0                        $0
Richard W. Lowry (g)                 $0                        $0                        $0                        $0
Salvatore Macera                     $0                        $0                        $0                        $0
Charles R. Nelson                    $0                        $0                        $0                        $0
John J. Neuhauser (g)                $0                        $0                        $0                        $0
Thomas E. Stitzel                    $0                        $0                        $0                        $0
Thomas C. Theobald                   $0                        $0                        $0                        $0
Anne-Lee Verville                    $0                        $0                        $0                        $0

INTERESTED TRUSTEES

William E. Mayer (g)                 $0                        $0                        $0                        $0
Joseph R. Palombo                    $0                        $0                        $0                        $0

                            Dollar Range of Equity    Dollar Range of Equity    Dollar Range of Equity
                           Securities Owned in the   Securities Owned in the   Securities Owned in the    Dollar Range of Equity
                             Japan Opportunities           Select Value           Financial Services     Securities Owned in the
Name of Trustee                      Fund                      Fund                      Fund                Health Care Fund
---------------                      ----                      ----                      ----                ----------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                     $0                        $0                        $0                        $0
Janet Langford Kelly                  $0                        $0                        $0                        $0
Richard W. Lowry (g)                  $0                        $0                        $0                        $0
Salvatore Macera                      $0                        $0                        $0                        $0
Charles R. Nelson                     $0                        $0                        $0                        $0
John J. Neuhauser (g)                 $0                        $0                        $0                        $0
Thomas E. Stitzel                     $0                        $0                        $0                        $0
Thomas C. Theobald                    $0                        $0                        $0                        $0
Anne-Lee Verville                     $0                        $0                        $0                        $0

INTERESTED TRUSTEES

William E. Mayer (g)                  $0                        $0                        $0                        $0
Joseph R. Palombo                     $0                        $0                        $0                        $0

                               Dollar Range of        Aggregate Dollar Range of
                              Equity Securities     Equity Securities Owned in all
                              Owned in the 500       Funds Overseen by Trustee in
Name of Trustee                   Index Fund           Liberty Family of Funds
---------------                   ----------           -----------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                     $0                     Over $100,000
Janet Langford Kelly                  $0                     Over $100,000
Richard W. Lowry (g)                  $0                     Over $100,000
Salvatore Macera                      $0                    $50,001-100,000
Charles R. Nelson                     $0                     Over $100,000
John J. Neuhauser (g)                 $0                     Over $100,000
Thomas E. Stitzel                     $0                    $50,001-100,000
Thomas C. Theobald                    $0                     Over $100,000
Anne-Lee Verville                     $0                     Over $100,000

INTERESTED TRUSTEES

William E. Mayer (g)                  $0                    $50,001-100,000
Joseph R. Palombo                     $0                       $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PRINCIPAL HOLDERS OF SECURITIES

      All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account).

      As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

VALUE FUND
Class A
-------

Keyport Benefit Life Insurance Company                                  5.97%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         56.23%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         30.90%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 11.75%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         88.25%(*)
Variable Account A
125 High Street
Boston, MA 02110

GLOBAL UTILITIES FUND

Class A
-------

Keyport Benefit Life Insurance Company                                  7.70%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         55.70%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         31.71%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B
-------

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

INTERNATIONAL FUND

Class A
-------

Keyport Life Insurance Company                                         76.71%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         14.67%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B
-------

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

U.S. GROWTH FUND

Class A
-------

Keyport Benefit Life Insurance Company                                  6.76%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         61.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         22.05%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 15.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         84.45%(*)
Variable Account A
125 High Street
Boston, MA 02110

STRATEGIC INCOME FUND

Class A
-------

Keyport Benefit Life Insurance Company                                  7.63%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         66.19%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         19.53%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         83.97%(*)
Variable Account A
125 High Street
Boston, MA 02110

TIGER FUND

Class A
-------

Keyport Life Insurance Company                                         52.78%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         11.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Lincoln National Life                                                  11.79%
P.O. Box 1110
Fort Wayne, ID 46801-1110

Keyport Life Insurance Company                                         19.32%(*)
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                  7.11%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         92.89%(*)
Variable Account A
125 High Street
Boston, MA 02110

ALL-STAR EQUITY FUND

Class A
-------

Keyport Benefit Life Insurance Company                                  7.82%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         88.80%(*)
Variable Account A
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 11.59%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         88.41%(*)
Variable Account A
125 High Street
Boston, MA 02110

SMALL CAP FUND

Class A
-------

Keyport Benefit Life Insurance Company                                 10.46%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         62.32%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         23.23%
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         83.96%(*)
Variable Account A
125 High Street
Boston, MA 02110

HIGH YIELD FUND

Class A
-------

Keyport Benefit Life Insurance Company                                 11.59%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         59.92%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         27.52%
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 20.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         80.00%(*)
Variable Account A
125 High Street
Boston, MA 02110

INTERNATIONAL HORIZONS FUND

Class A
-------

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B
-------

Keyport Benefit Life Insurance Company                                  6.33%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         56.31%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         37.37%(*)
125 High Street
Boston, MA 02110

GLOBAL EQUITY FUND

Class A
-------

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B
-------

Keyport Benefit Life Insurance Company                                  7.80%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         36.28%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         55.93%(*)
125 High Street
Boston, MA 02110

REAL ESTATE FUND

Class A
-------

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B
-------

Keyport Benefit Life Insurance Company                                  8.07%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         42.29%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         49.65%(*)
125 High Street
Boston, MA 02110

JAPAN OPPORTUNITIES FUND

Class A
-------

Keyport Life Insurance Company                                        100.00%(*)
125 High Street
Boston, MA 02110

Class B
-------

Keyport Life Insurance Company                                         96.85%(*)
125 High Street
Boston, MA 02110

SELECT VALUE FUND

Class A
-------

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 10.82%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         78.43%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         10.75%
125 High Street
Boston, MA 02110

FINANCIAL SERVICES FUND

Class A
-------

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 18.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         62.44%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         19.56%
125 High Street
Boston, MA 02110

HEALTH CARE FUND

Class A
-------

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 16.95%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         70.90%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.16%
125 High Street
Boston, MA 02110

500 INDEX FUND

Class A
-------

Keyport Life Insurance Company                                         100.00%
125 High Street
Boston, MA 02110

Class B
-------

Keyport Benefit Life Insurance Company                                 12.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         75.02%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.44%
125 High Street
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

CUSTODIAN

      State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

      Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

      If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

      International Fund, International Horizons Fund and Global Equity Fund may be expected to experience higher portfolio turnover rates if such Funds make a change in their respective investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

      The Value Fund, for the 1999 fiscal year, had a higher than usual portfolio turnover rate. This was due to a change in portfolio manager and the new manager selling off and re-positioning the Value Fund to reflect the new strategies of the Fund.

SUSPENSION OF REDEMPTIONS

      The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

      The assets of the Funds are valued as follows:

      Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

      The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

      The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

      Each of Colonial, Stein Roe, Newport, Crabbe Huson, Rydex, SSgA and each of LAMCO's Portfolio Managers, (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

      Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

      Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund, International Horizons Fund, Global Equity Fund, Japan Opportunities Fund, Tiger Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

      Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

      Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

      Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

      ADDITIONAL MATTERS PERTAINING TO HEALTH CARE FUND. The Health Care Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

      ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND, INTERNATIONAL HORIZONS FUND, GLOBAL EQUITY FUND AND GLOBAL UTILITIES FUND. The portfolio managers for the International Fund and the International Horizons Fund are Charles R. Roberts and Deborah Snee; for the Global Equity Fund are Charles R. Roberts and Erik P. Gustafson; and for the Global Utilities Fund are Charles R. Roberts and Scott Schermerhorn, all of whom are jointly employed by Newport, Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of FleetBoston). The Funds and the other accounts advised by these managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Funds and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund are concerned, Colonial and Stein Roe believe that in most cases these practices should produce better executions. It is the opinion of Colonial and Stein Roe that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

      Portfolio transactions on behalf of the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Funds or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Funds will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund, International Horizons Fund or Global Equity Fund, Stein Roe in its management of Global Utilities Fund or other accounts over which Colonial or Stein Roe exercises investment discretion.

      ADDITIONAL MATTERS PERTAINING TO ALL-STAR EQUITY FUND. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

      LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

      These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

            The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999; and Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000.)

                                        Global
                                       Utilities   International  U.S. Growth                 All-Star
                         Value Fund      Fund          Fund          Fund      Tiger Fund   Equity Fund
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001          $298,937     $298,053      $80,747       $305,430      $96,746      $90,543
-------------------------------------------------------------------------------------------------------
Total amount
of directed
transactions paid
during 2001             $37,581,511   $48,330,052   $4,951,119   $33,589,874   $3,680,909   $21,475,883
-------------------------------------------------------------------------------------------------------
Total amount of
commissions on
directed transactions
paid during 2001          $68,455      $109,209      $13,907       $59,020       $14,719      $31,148
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001 to
AlphaTrade Inc.
(% of total               $37,223         $0            $0          $41,426
commission paid)           (12%)                                     (14%)         $0            $0
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000          $449,525     $142,143      $153,088      $350,114     $113,710      $26,611
-------------------------------------------------------------------------------------------------------
Total amount
of directed
transactions paid
during 2000             $49,284,534   $28,647,367   $1,497,642   $22,930,421   $2,608,444     $13,416
-------------------------------------------------------------------------------------------------------
Total amount of
commissions on
directed transactions
paid during 2000          $72,550       $32,157       $3,311       $24,230       $10,811         $0
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000 to
AlphaTrade Inc.
(% of total               $111,189      $2,483          $0         $35,234         $0            $0
commission paid)           (25%)         (2%)                       (10%)
-------------------------------------------------------------------------------------------------------

                                        Global
                                       Utilities   International  U.S. Growth                 All-Star
                         Value Fund      Fund          Fund          Fund      Tiger Fund   Equity Fund
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 1999          $521,325     $171,492      $54,904       $250,696      $42,877      $101,560
-------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 1999             $0           $0            $0            $0           $0       $10,533,313
-------------------------------------------------------------------------------------------------------
Total amount of
commissions on
directed transactions
paid during 1999             $0           $0            $0            $0           $0         $12,038
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 1999 to
AlphaTrade Inc.
(% of total               $210,205        $0           $180        $95,068         $0            $0
commission paid)           (40%)                     (0.003%)       (38%)
-------------------------------------------------------------------------------------------------------

                                                                 International
                         High Yield    Small Cap    Strategic      Horizons      Global     Real Estate
                            Fund         Fund      Income Fund       Fund      Equity Fund      Fund
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001             $0         $23,720        $592        $15,863       $18,588       $6,524
-------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 2001             $0        $237,534         $0        $1,931,178   $6,457,747        $0
-------------------------------------------------------------------------------------------------------
Total amount of
commissions on
directed transactions
paid during 2001             $0          $625           $0          $2,485       $4,009          $0
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2001 to
AlphaTrade Inc.
(% of total                  $0         $4,089          $0            $0           $0            $0
commission paid)                         (17%)
-------------------------------------------------------------------------------------------------------

                                                                 International
                         High Yield    Small Cap    Strategic      Horizons      Global     Real Estate
                            Fund         Fund      Income Fund       Fund      Equity Fund      Fund
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000             $0         $10,284         $0         $26,430       $20,616      $15,732
-------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 2000             $0           $0            $0        $7,557,624   $2,853,098        $0
-------------------------------------------------------------------------------------------------------
Total amount of
commissions on
directed transactions
paid during 2000             $0           $0            $0          $5,254       $1,381          $0
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 2000 to
AlphaTrade Inc.
(% of total                  $0         $2,662          $0            $0           $0            $0
commission paid)                         (26%)
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 1999             $0         $4,635        $1,563        $4,344         $4,530      $11,892
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Total amount of
directed transactions
paid during 1999             $0           $0            $0            $0           $0            $0
-------------------------------------------------------------------------------------------------------
Total amount of
commissions on
directed transactions
paid during 1999             $0           $0            $0            $0           $0            $0
-------------------------------------------------------------------------------------------------------
Total amount of
brokerage commissions
paid during 1999 to
AlphaTrade Inc.
(% of total                  $0         $2,299          $0            $0           $0            $0
commission paid)                         (50%)
-------------------------------------------------------------------------------------------------------

                           Japan
                       Opportunities     Select       Financial     Health Care    500 Index
                           Fund        Value Fund   Services Fund      Fund           Fund
--------------------------------------------------------------------------------------------
Total amount of
brokerage
commissions paid
during 2001               $1,534        $10,870        $2,916         $1,997         $8,269
--------------------------------------------------------------------------------------------
Total amount of
directed
transactions paid
during 2001              $133,262        $9,661          $0             $0             $0
--------------------------------------------------------------------------------------------
Total amount of
commissions on
directed
transactions paid
during 2001                $400           $10            $0             $0             $0
--------------------------------------------------------------------------------------------
Total amount of
brokerage
commissions paid
during 2001 to
AlphaTrade Inc.
(% of total                 $0            $993           $0             $0             $0
commission paid)                          (9%)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Total amount of
brokerage
commissions paid
during 2000               $7,785         $3,538         $707           $858          $4,032
--------------------------------------------------------------------------------------------
Total amount of
directed
transactions paid
during 2000                 $0           $6,783          $0             $0             $0
--------------------------------------------------------------------------------------------
Total amount of
commissions on
directed
transactions paid
during 2000                 $0             $5            $0             $0             $0
--------------------------------------------------------------------------------------------
Total amount of
brokerage
commissions paid
during 2000 to
AlphaTrade Inc.
(% of total                 $0            $880           $0             $0             $0
commission paid)                         (25%)
--------------------------------------------------------------------------------------------

      An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

      The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

      The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

      As stated in the Prospectus, each Fund may invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

      UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

      UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration).

      BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

      SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

      REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid.

      The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers.

      ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

      Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

INVESTMENTS IN LESS DEVELOPED COUNTRIES

      International Fund's and International Horizons Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as "emerging market countries"). Normally no more than 40% of the International Fund's assets and up to 35% of the International Horizons Fund's assets will be invested in such emerging market countries. As of May 1, 2002, the following countries were considered by Colonial to be emerging market countries:

                                                 Europe and the
Asia                     Latin America           Middle East              Africa
--------------------------------------------------------------------------------------
China                    Argentina               Czech Republic           South Africa
India                    Brazil                  Hungary
Indonesia                Chile                   Israel
South Korea              Colombia                Jordan
Malaysia                 Mexico                  Poland
Pakistan                 Peru                    Russia
Philippines              Venezuela               Turkey
Sri Lanka
Taiwan
Thailand
--------------------------------------------------------------------------------------

      Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, India, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.

FOREIGN CURRENCY TRANSACTIONS

      Each of International Fund, Tiger Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund and Value Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.

      A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

      A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

      For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

      When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

      Each of International Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund and Tiger Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

      Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

      In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

      Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

      The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

      The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

   (ii) Valuations

      There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

      Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

      Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

OPTIONS ON SECURITIES

      Each of Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may purchase and sell options on individual securities.

      WRITING COVERED OPTIONS.

      A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the sub-advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

      A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

      A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

      If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

      PURCHASING PUT OPTIONS.

      A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

      PURCHASING CALL OPTIONS.

      A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

      OVER-THE-COUNTER ("OTC") OPTIONS.

      The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

      RISK FACTORS IN OPTIONS TRANSACTIONS.

      The successful use of a Fund's options strategies depends on the ability of its sub-advisor to forecast interest rate and market movements correctly.

      When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

      The effective use of options also depends on a Fund's ability to terminate option positions at times when its sub-advisor deems it desirable to do so. Although the Fund will take an option position only if the sub-advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

      A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

      Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

      Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

      Each of Global Utilities Fund, International Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Financial Services Fund, Health Care Fund and All-Star Equity Fund may buy and sell certain futures contracts (and in certain cases related options), to the extent and for the purposes specified in the Prospectuses.

      A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

      Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

      Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

      A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

      A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

OPTIONS ON FUTURES CONTRACTS

      A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

      As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

      A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

      Successful use of futures contracts by a Fund is subject to its sub-advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

      To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

      An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectus. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectus.

      There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's sub-advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

      Successful use of index futures by a Fund for hedging purposes is also subject to its sub-advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's sub-advisor may still not result in a successful hedging transaction.

      Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

      Each of Global Utilities Fund, U.S. Growth Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

      Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.

      Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.

      It is computed as follows:

                      ERV = P(1+T)n

        Where:        P      =      a hypothetical initial payment of $1,000
                      T      =      average annual total return
                      n      =      number of years
                      ERV    =      ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the period (or fractional portion thereof).

      For example, for a $1,000 investment in the Funds' Class A and B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                          Ending Redeemable   Ending Redeemable
                                                Value               Value
       i)  Fund                                Class A             Class B
                                               -------             -------
Value Fund:                                     $998                $996
Global Utilities Fund:                           860                 858
International Fund:                              756                 756
U.S. Growth Fund:                                994                 994
Strategic Income Fund:                          1,037               1,035
Tiger Fund:                                      815                 833
All-Star Equity Fund:                            872                 872
Small Cap Fund:                                 1,093               1,092
High Yield Fund:                                 972                 970
International Horizons Fund:                     766                 764
Global Equity Fund:                              757                 754
Real Estate Fund:                               1,146               1,145
Japan Opportunities Fund:                        679                 679
Select Value Fund:                              1,036               1,035
Financial Services Fund:                         883                 881
Health Care Fund:                                881                 880
500 Index Fund:                                  880                 879

The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                                                  VALUE FUND
                           ----------------------------------------------------------
                                                                           Period July 1,
                                                                         1993 (commencement
                                                                            of investment
                                                                             operations)
                                                                          through December
                           1 Year                    5 Years                  31, 2001
                           ------                    -------                  --------
Class A                    (0.18)%                    11.95%                    12.91%
Class B                    (0.43)%                    11.86% (h)                12.86% (h)

                                             GLOBAL UTILITIES FUND
                            ----------------------------------------------------------
                                                                           Period July 1,
                                                                         1993 (commencement
                                                                            of investment
                                                                             operations)
                                                                          through December
                            1 Year                   5 Years                  31, 2001
                            ------                   -------                  --------
Class A                    (14.01)%                    7.90%                     7.56%
Class B                    (14.18)%                   7.83% (h)                 7.52% (h)

                                               INTERNATIONAL FUND
                           ---------------------------------------------------------------
                                                                         Period May 2, 1994
                                                                          (commencement of
                                                                             investment
                                                                        operations) through
                           1 Year                    5 Years             December 31, 2001
                           ------                    -------             -----------------
Class A                    (24.35)%                   (1.08)%                    (0.06)%
Class B                    (24.35)%                   (1.08)% (h)                (0.06)% (h)

                                                U.S. GROWTH FUND
                           -----------------------------------------------------------
                                                                           Period July 5,
                                                                         1994 (commencement
                                                                            of investment
                                                                             operations)
                                                                          through December
                           1 Year                    5 Years                  31, 2001
                           ------                    -------                  --------
Class A                    (0.60)%                    12.88%                    15.91%
Class B                    (0.65)%                    12.83% (h)                15.88% (h)

                                            STRATEGIC INCOME FUND
                          ---------------------------------------------------------
                                                                         Period July 5,
                                                                       1994 (commencement
                                                                         of investment
                                                                          operations)
                                                                         through December
                          1 Year                   5 Years                 31, 2001
                          ------                   -------                 --------
Class A                    3.68%                    4.10%                    6.53%
Class B                    3.54%                    4.06% (h)                6.50% (h)

                                                   TIGER FUND
                           ------------------------------------------------------------
                                                                           Period May 1, 1995
                                                                           (commencement of
                                                                              investment
                                                                              operations)
                                                                           through December
                           1 Year                    5 Years                   31, 2001
                           ------                    -------                   --------
Class A                    (18.48)%                   (5.73)%                    (0.66)%
Class B                    (16.66)%                   (5.23)% (h)                (0.27)% (h)

                                   ALL-STAR EQUITY FUND
                            ----------------------------------
                                              Period November 17, 1997
                                            (commencement of investment
                                            operations) through December
                            1 Year                    31, 2001
                            ------                    --------
Class A                    (12.81)%                    4.59%
Class B                    (12.82)%                   4.57% (h)

                                    SMALL CAP FUND
                          --------------------------------
                                            Period May 19, 1998
                                         (commencement of investment
                                         operations) through December
                          1 Year                  31, 2001
                          ------                  --------
Class A                    9.30%                    5.13%
Class B                    9.20%                    5.11% (h)

                                    HIGH YIELD FUND
                           --------------------------------
                                              Period May 19, 1998
                                          (commencement of investment
                                          operations) through December
                           1 Year                  31, 2001
                           ------                  --------
Class A                    (2.82)%                   (2.98)%
Class B                    (2.96)%                   (3.09)% (h)

                              INTERNATIONAL HORIZONS FUND
                           ---------------------------------
                                              Period June 1, 1999
                                           (commencement of investment
                                           operations) through December
                           1 Year                   31, 2001
                           ------                   --------
Class A                    (23.41)%                   (9.66)% (i)
Class B                    (23.64)%                   (9.80)%

                                   GLOBAL EQUITY FUND
                           ----------------------------------
                                               Period June 1, 1999
                                           (commencement of investment
                                           operations) through December
                           1 Year                    31, 2001
                           ------                    --------
Class A                    (24.34)%                   (12.04)% (i)
Class B                    (24.58)%                   (12.18)%

                                    REAL ESTATE FUND
                           --------------------------------
                                               Period June 1, 1999
                                          (commencement of investment
                                          operations) through December
                           1 Year                  31, 2001
                           ------                  --------
Class A                    14.61%                    5.53% (i)
Class B                    14.54%                     5.42%

                                   JAPAN OPPORTUNITIES FUND
                           ---------------------------------------
                                               Period May 30, 2000
                                            (commencement of investment
                                                operations) through
                           1 Year                December 31, 2001
                           ------                -----------------
Class A                    (32.11)%                   (37.15)%
Class B                    (32.11)%                   (37.15)%

                                    SELECT VALUE FUND
                          ------------------------------------
                                            Period May 30, 2000
                                        (commencement of investment
                                            operations) through
                          1 Year             December 31, 2001
                          ------             -----------------
Class A                    3.55%                    9.37%
Class B                    3.47%                    9.32%

                                   FINANCIAL SERVICES FUND
                           --------------------------------------
                                              Period May 30, 2000
                                           (commencement of investment
                                              operations) through
                           1 Year               December 31, 2001
                           ------               -----------------
Class A                    (11.71)%                    4.71%
Class B                    (11.86)%                    4.56%

                                       HEALTH CARE FUND
                           ---------------------------------------
                                               Period May 30, 2000
                                            (commencement of investment
                                               operations) through
                           1 Year                December 31, 2001
                           ------                -----------------
Class A                    (11.88)%                    2.75%
Class B                    (11.95)%                    2.70%

                                        500 INDEX FUND
                            --------------------------------------
                                                Period May 30, 2000
                                             (commencement of investment
                                                operations) through
                            1 Year               December 31, 2000
                            ------               -----------------
Class A                     (11.98)%                   (10.81)%
Class B                     (12.07)%                   (10.86)%

(h) Class B is a newer class of shares. Their performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

(i) Class A is a newer class of shares. Their performance information includes returns of the Funds' Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class B share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher. Class A shares were initially offered on June 1, 2000.

      The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' performance numbers reflect all Fund expenses, including management fees, interest, taxes, 12b-1, brokerage and extraordinary expenses, net of any voluntary waiver of expenses by the advisor, sub-advisor or their affiliates, but do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies. If performance information included the effect of these additional amounts, returns would be lower.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

      PricewaterhouseCoopers LLP are the Trust's independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectus, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

      The financial statements of the Trust and Report of Independent Accountants appearing in the December 31, 2001 Annual Report of the Trust are incorporated in this SAI by reference.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Investor:


    I am writing to ask for your vote on the acquisition of Crabbe Huson Real Estate Investment Fund, Variable Series or Galaxy VIP Columbia Real Estate Equity Fund II by Columbia Real Estate Equity Fund, Variable Series. As an investor through a variable annuity contract or variable life insurance policy, you need to notify your insurance company as to how to vote on the proposed acquisition of your fund by Columbia Real Estate Equity Fund, Variable Series. At a special meeting on February 19, 2003, your insurance company will vote on your fund's acquisition as instructed by you and other investors. The proposed acquisition of your fund is one of several acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia funds.



    These fund acquisitions are the next step in a company-wide initiative to offer a simplified product line, consisting of funds managed by the firm's most talented professionals. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management and distribution resources on a more focused group of portfolios. Columbia Management specifically recommended the acquisition of your fund to enable shareholders to invest in a larger combined fund with similar investment strategies.



    Be assured that should your fund's merger be approved, your current fund investment will be exchanged for an equal investment (that is, dollar value) in Columbia Real Estate Equity Fund, Variable Series. More information on the specific details and reasons for your fund's acquisition is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.



    THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



    YOUR VOTE IS IMPORTANT. PLEASE INSTRUCT YOUR INSURANCE COMPANY ON HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



    We appreciate your participation and prompt response and thank you for your continued support.


Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Columbia Management Group, Inc.


December 31, 2002


ANN-60/304M-1202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                       LIBERTY VARIABLE INVESTMENT TRUST
           CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Crabbe Huson Real Estate Investment Fund, Variable Series, Liberty Advisory Services Corp., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Crabbe Huson Real Estate Investment Fund, Variable Series to, and the assumption of all of the liabilities of the Crabbe Huson Real Estate Investment Fund, Variable Series by, the Columbia Real Estate Equity Fund, Variable Series, in exchange for shares of the Columbia Real Estate Equity Fund, Variable Series and the distribution of such shares to the shareholders of the Crabbe Huson Real Estate Investment Fund, Variable Series in complete liquidation of the Crabbe Huson Real Estate Investment Fund, Variable Series.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ Jean S. Loewenberg
                                           Jean S. Loewenberg, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003

                              THE GALAXY VIP FUND
                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

    NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy VIP Columbia Real Estate Equity Fund II will be held at 2:00 p.m. Eastern Time on Wednesday, February 19, 2003, at the offices of Columbia Management Group, Inc., the parent of the advisor to the Galaxy VIP Columbia Real Estate Equity Fund II, Fleet Investment Advisors Inc., at One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

    1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Galaxy VIP Columbia Real Estate Equity Fund II to, and the assumption of all of the liabilities of the Galaxy VIP Columbia Real Estate Equity Fund II by, the Columbia Real Estate Equity Fund, Variable Series, in exchange for shares of the Columbia Real Estate Equity Fund, Variable Series and the distribution of such shares to the shareholders of the Galaxy VIP Columbia Real Estate Equity Fund II in complete liquidation of the Galaxy VIP Columbia Real Estate Equity Fund II; (ii) the de-registration of The Galaxy VIP Fund as an investment company under the Investment Company Act of 1940, as amended, and (iii) The Galaxy VIP Fund's termination as a Massachusetts business trust under Massachusetts law.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

    Shareholders of record at the close of business on December 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                           By order of the Board of Trustees,

                                           /s/ W. Bruce McConnel
                                           W. Bruce McConnel, Secretary


December 31, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROXY MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               DECEMBER 31, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
           CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                      AND

                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
                            c/o The Galaxy VIP Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
                     c/o Liberty Variable Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    5
PROPOSAL 1 -- Acquisition of Crabbe Huson Real Estate
              Investment Fund, Variable Series by Columbia
              Real Estate Equity Fund, Variable Series......   13
  The Proposal..............................................   13
  Principal Investment Risks................................   13
  Information about the Acquisition.........................   13
PROPOSAL 2 -- Acquisition of Galaxy VIP Columbia Real Estate
              Equity Fund II by Columbia Real Estate Equity
              Fund, Variable Series.........................   19
  The Proposal..............................................   19
  Principal Investment Risks................................   19
  Information about the Acquisition.........................   19
INFORMATION APPLICABLE TO PROPOSALS 1 AND 2.................   24
  General...................................................   24
  Terms of the Agreement and Plan of Reorganization.........   24
  Capitalization............................................   25
  Financial Highlights of the Galaxy VIP Columbia Real
    Estate Equity Fund II...................................   26
  Federal Income Tax Consequences...........................   27

GENERAL.....................................................   29
  Voting Information........................................   29
Appendix A -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Crabbe Huson Real Estate
              Investment Fund, Variable Series..............  A-1
Appendix B -- Agreement and Plan of Reorganization Relating
              to the Acquisition of Galaxy VIP Columbia Real
              Estate Equity Fund II.........................  B-1
Appendix C -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Galaxy VIP Columbia
              Real Estate Equity Fund II....................  C-1
Appendix D -- Information Applicable to Class A and Class B
              Shares of Columbia Real Estate Equity Fund,
              Variable Series...............................  D-1

    This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Crabbe Huson Real Estate Investment Fund, Variable Series (the "Crabbe Huson Real Estate Fund") or the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy VIP Columbia Real Estate Equity Fund II (the "Galaxy Real Estate Fund") (each an "Acquired Fund" and together, the "Acquired Funds") by the Columbia Real Estate Equity Fund, Variable Series (the "Columbia Real Estate Fund," and together with the Acquired Funds, the "Funds") (each an "Acquisition" and together, the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on February 19, 2003, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Except for certain seed capital investments, all shares of the Funds are owned of record by sub-accounts of separate accounts ("Separate Accounts") of insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by the Participating Insurance Companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

    Proposal 1 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Crabbe Huson Real Estate Fund by the Columbia Real Estate Fund. Proposal 2 in this Prospectus/Proxy Statement relates to the proposed acquisition of the Galaxy Real Estate Fund by the Columbia Real Estate Fund. The Columbia Real Estate Fund is a new "shell" portfolio of Liberty Variable Investment Trust (the "Liberty Trust"), with the same investment goal, strategies, policies and restrictions as the Galaxy Real Estate Fund. The Columbia Real Estate Fund seeks, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry. If the Agreement and Plan of Reorganization relating to your Acquired Fund is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Columbia Real Estate Fund in exchange for shares of the Columbia Real Estate Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class.

    PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

    If you are a shareholder of the Crabbe Huson Real Estate Fund, you are being asked to vote on Proposal 1 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    If you are a shareholder of the Galaxy Real Estate Fund, you are being asked to vote on Proposal 2 in this Prospectus/Proxy Statement. Please review this Proposal carefully, as well as the section "Information Applicable to Proposals 1 and 2."

    In addition to offering shares in the Galaxy Real Estate Fund, The Galaxy VIP Fund ("Galaxy VIP") also offers shares in other series not part of this Prospectus/Proxy Statement. Shareholders of these other funds are voting on similar agreements and plans of reorganization that, in a like manner, would provide for the reorganization of those funds into designated classes of corresponding portfolios of the Liberty Trust or the SteinRoe Variable Investment Trust. If the Agreement and Plan of Reorganization and the agreements and plans of reorganization affecting the other series of Galaxy VIP are approved and the acquisitions contemplated thereby are consummated, Galaxy VIP will have transferred all of its assets and liabilities and will deregister as a registered investment company and terminate its existence under Massachusetts law.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

  For Crabbe Huson Real Estate Fund and Galaxy Real Estate Fund shareholders:


    - The Statement of Additional Information of the Columbia Real Estate Fund dated December 31, 2002, relating to this Prospectus/Proxy Statement.


  For Crabbe Huson Real Estate Fund shareholders only:

    - The Prospectus of the Crabbe Huson Real Estate Fund dated May 1, 2002, as supplemented on November 5, 2002.

    - The Statement of Additional Information of the Crabbe Huson Real Estate Fund dated May 1, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Crabbe Huson Real Estate Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Crabbe Huson Real Estate Fund dated June 30, 2002.

  For Galaxy Real Estate Fund shareholders only:

    - The Prospectus of the Galaxy Real Estate Fund dated April 30, 2002, as supplemented on July 16, 2002 and November 5, 2002.

    - The Statement of Additional Information of the Galaxy Real Estate Fund dated April 30, 2002, as supplemented on July 16, 2002.

    - Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Galaxy Real Estate Fund dated December 31, 2001.

    - The financial statements included in the Semi-Annual Report to Shareholders of the Galaxy Real Estate Fund dated June 30, 2002.

    Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. Contract owners may also obtain a copy of these documents by calling or writing the Participating Insurance Company that issued their Contract. Text-only versions of all the Crabbe Huson Real Estate Fund, Galaxy Real Estate Fund and Columbia Real Estate Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of the Liberty Trust are recommending in Proposal 1 that the Columbia Real Estate Fund acquire the Crabbe Huson Real Estate Fund. The Trustees of Galaxy VIP are recommending in Proposal 2 that the Columbia Real Estate Fund acquire the Galaxy Real Estate Fund. This means that the Columbia Real Estate Fund would acquire all of the assets and liabilities of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund in exchange for shares of the Columbia Real Estate Fund. The Columbia Real Estate Fund is a new "shell" portfolio of the Liberty Trust, and has the same investment goal, strategies, policies and restrictions as the Galaxy Real Estate Fund. If the Acquisitions are approved and consummated, shareholders of the Acquired Funds will receive shares of the Columbia Real Estate Fund with an aggregate net asset value equal to the aggregate net asset value of their Acquired Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around April 7, 2003, or on such other date as the parties may agree.

PLEASE NOTE THAT IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATIONS CONTEMPLATED IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?

Columbia Management Co. ("CMC"), the investment advisor to the Galaxy Real Estate Fund and the Columbia Real Estate Fund, and Liberty Advisory Services Corp. ("LASC"), the investment advisor to the Crabbe Huson Real Estate Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. CMC, LASC and the Columbia Affiliates manage mutual fund portfolios that are offered by the Galaxy Funds, Liberty Funds, Stein Roe Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.

The Trustees of the Liberty Trust recommend approval of the Acquisition of the Crabbe Huson Real Estate Fund because it offers shareholders the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) in a fund with an investment goal and strategies generally similar to those of the Crabbe

Huson Real Estate Fund. The Trustees of Galaxy VIP recommend approval of the Acquisition of the Galaxy Real Estate Fund because it offers shareholders the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base), as well as in a fund with an investment goal and strategies identical to those of the Galaxy Real Estate Fund. In reviewing the Acquisition, the Trustees also considered the following matters:


  For the Crabbe Huson Real Estate Fund

    - based on estimated expense ratios as of June 30, 2002, although shareholders of the Crabbe Huson Real Estate Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table below), their net expenses (expenses after reduction by such waiver) are not expected to change; and

    - shareholders of the Crabbe Huson Real Estate Fund will move into a fund with slightly better performance over the life of the funds.

  For the Galaxy Real Estate Fund

    - based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Real Estate Fund are expected to experience a decrease in expenses.

Please review "Reasons for the Acquisitions" in the Proposal relating to your Acquired Fund for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?


    The following tables allow you to compare the management fees and expenses of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund and to analyze the estimated expenses that Columbia expects the Columbia Real Estate Fund to bear in its first year following the Acquisitions. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Crabbe Huson Real Estate Fund for its last fiscal year (ended December 31, 2001), for the Galaxy Real Estate Fund for its last fiscal year (ended December 31, 2001), and those expected to be incurred by the Columbia Real Estate Fund on a pro forma combined basis (giving effect to the Acquisition and based on pro forma combined net assets as of June 30, 2002). The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.


BASED ON ESTIMATED EXPENSE RATIOS AS OF JUNE 30, 2002, NET EXPENSES OF EACH CLASS OF SHARES OF THE COLUMBIA REAL ESTATE FUND ARE EXPECTED TO BE EQUAL TO OR LOWER THAN THE NET EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF EACH OF THE ACQUIRED FUNDS (AFTER GIVING EFFECT TO THE FEE WAIVER DESCRIBED IN FOOTNOTE 6 TO THE ANNUAL FUND OPERATING EXPENSES TABLE). COLUMBIA HAS UNDERTAKEN TO MAINTAIN THIS WAIVER

THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE ACQUISITIONS, AFTER WHICH THIS ARRANGEMENT MAY BE MODIFIED OR TERMINATED AT ANY TIME, WHICH MAY CAUSE THE EXPENSES OF A CLASS OF SHARES OF THE COLUMBIA REAL ESTATE FUND TO BE HIGHER THAN THE ESTIMATED EXPENSES OF THE CORRESPONDING CLASS OF SHARES OF AN ACQUIRED FUND AS OF JUNE 30, 2002.

In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for the scenario in which the Columbia Real Estate Fund acquires the Galaxy Real Estate Fund, but not the Crabbe Huson Real Estate Fund.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                        CRABBE HUSON
                                                      REAL ESTATE FUND
                                                 (FOR THE FISCAL YEAR ENDED
                                                     DECEMBER 31, 2001)
                                                 --------------------------
                                                 CLASS A           CLASS B
Management fee (%)                                 1.00              1.00
---------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)       0.00              0.25
---------------------------------------------------------------------------
Other expenses(2) (%)                              2.00              2.00
---------------------------------------------------------------------------
Total annual fund operating expenses(2) (%)        3.00              3.25

                                                    GALAXY REAL ESTATE FUND
                                                   (FOR THE FISCAL YEAR ENDED
                                                       DECEMBER 31, 2001)
                                                   --------------------------
Management fee(3) (%)                                          0.84
-----------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.00
-----------------------------------------------------------------------------
Other expenses(4) (%)                                          5.15
-----------------------------------------------------------------------------
Total annual fund operating expenses(4) (%)                    5.99

                                                         COLUMBIA
                                                     REAL ESTATE FUND
                                                   (PRO FORMA COMBINED)
                                                   --------------------
                                                 CLASS A          CLASS B
Management fee(5) (%)                             0.84             0.84
-------------------------------------------------------------------------
Distribution and service (12b-1) fees(1) (%)      0.00             0.25
-------------------------------------------------------------------------
Other expenses(6) (%)                             1.26             1.26
-------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)       2.10             2.35

---------------

(1) The Crabbe Huson Real Estate Fund has adopted and, in connection with the Acquisitions the Columbia Real Estate Fund will adopt, plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for each of the Crabbe Huson Real Estate Fund's and the Columbia Real Estate Fund's Class B shares. Distribution fees are paid out of the assets attributable to Class B shares.

(2) The Crabbe Huson Real Estate Fund's advisor has agreed to reimburse the expenses incurred by the Fund in excess of 1.20% and 1.45% for Class A and Class B shares, respectively. If this waiver were reflected in the table, other expenses for Class A and Class B shares would be 0.20% and total annual fund operating expenses would be 1.20% and 1.45% for Class A and Class B shares, respectively.

(3) The Galaxy Real Estate Fund paid a management fee of 0.75% and an administrative fee of 0.09%.

(4) The Galaxy Real Estate Fund's advisor has agreed to reimburse the expenses incurred by the Fund in excess of 1.70%. If this waiver were reflected in the table, other expenses would be 0.86% and total annual fund operating expenses would be 1.70%. This arrangement may be modified or terminated at any time.

(5) The Columbia Real Estate Fund pays a management fee of 0.75% and an administrative fee of 0.09%.

(6) The Columbia Real Estate Fund's advisor has agreed to waive 0.90% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses for Class A and Class B shares would be 0.36% and total annual fund operating expenses would be 1.20% and 1.45% for Class A and Class B shares, respectively. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total fund operating expenses from exceeding the foregoing amounts as a result of the expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.


The table below presents the pro forma combined Total Annual Fund Operating Expenses as of June 30, 2002, assuming that the Galaxy Real Estate Fund, but not the Crabbe Huson Real Estate Fund, approves the Acquisition:


                                                           COLUMBIA
                                                       REAL ESTATE FUND
                                                     (PRO FORMA COMBINED)
                                                     --------------------
                                                            CLASS A
Management fee(5) (%)                                        0.84
--------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                    0.00
--------------------------------------------------------------------------
Other expenses(7) (%)                                        4.16
--------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)                  5.00

---------------

(7) The Columbia Real Estate Fund's advisor has agreed to waive 3.22% of the expenses incurred by the Fund. If this waiver were reflected in the table, other expenses would be 0.94% and total annual fund operating expenses would be 1.78% for Class A shares. Columbia has also undertaken to further waive other expenses to the extent necessary to prevent total fund operating expenses from exceeding the foregoing amounts as a result of the expenses attributable to the Acquisitions. Columbia has undertaken to continue all waivers described in this footnote for a period of one year following the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the total annual fund operating expenses of any or all of the foregoing classes to exceed the amounts noted.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Crabbe Huson Real Estate Fund or the Galaxy Real Estate Fund currently with the cost of investing in the Columbia Real Estate Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

    - $10,000 initial investment

    - 5% total return for each year

    - Each Fund's operating expenses remain the same

    - Reinvestment of all dividends and distributions


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
CRABBE HUSON REAL ESTATE FUND
Class A                                     $303    $  927    $1,577     $3,318
--------------------------------------------------------------------------------
Class B                                     $328    $1,001    $1,698     $3,549
--------------------------------------------------------------------------------

GALAXY REAL ESTATE FUND                     $596    $1,770    $2,922     $5,702
--------------------------------------------------------------------------------

COLUMBIA REAL ESTATE FUND
(PRO FORMA COMBINED)*
Class A                                     $122    $  571    $1,046     $2,360
--------------------------------------------------------------------------------
Class B                                     $148    $  647    $1,174     $2,617
--------------------------------------------------------------------------------


* The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The table below presents the pro forma combined Example Expenses assuming that the Galaxy Real Estate Fund, but not the Crabbe Huson Real Estate Fund, approves the Acquisition:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA REAL ESTATE FUND
(PRO FORMA COMBINED)+
Class A                                     $181    $1,213    $2,245     $4,826
--------------------------------------------------------------------------------

+ The pro forma combined Example Expenses reflect net expenses (giving effect to the fee waiver described in footnote 7 to the Annual Fund Operating Expenses table above) for the first year and gross expenses (without giving effect to such waiver) thereafter.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that certain fixed costs involved in operating the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Columbia Real Estate Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE CRABBE HUSON REAL ESTATE FUND, THE GALAXY REAL ESTATE FUND AND THE COLUMBIA REAL ESTATE FUND COMPARE?

This table shows the investment goal and principal investment strategies of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund. The investment goal, strategies, policies and restrictions of the Columbia Real Estate Fund are identical to those of the Galaxy Real Estate Fund.

                                              GALAXY REAL ESTATE FUND AND
    CRABBE HUSON REAL ESTATE FUND              COLUMBIA REAL ESTATE FUND
INVESTMENT GOAL: The Crabbe Huson        INVESTMENT GOAL: Each Fund seeks,
Real Estate Fund seeks to provide        with equal emphasis, capital
growth of capital and current income.    appreciation and above-average
                                         current income by investing primarily
                                         in the equity securities of companies
                                         in the real estate industry.
PRINCIPAL INVESTMENT STRATEGIES: The     PRINCIPAL INVESTMENT STRATEGIES: Each
Crabbe Huson Real Estate Fund seeks      Fund seeks to achieve its investment
to achieve its investment goal as        goal as follows:
follows:

- Under normal market conditions, the    - Under normal circumstances, the
  Fund invests at least 80% of its         Fund invests at least 80% of its
  net assets (plus any borrowings for      net assets (plus any borrowings for
  investment purposes) in equity           investment purposes) in the equity
  securities of real estate                securities, primarily common
  investment trusts ("REITs") and          stocks, of companies principally
  other real estate industry               engaged in the real estate
  companies.                               industry, primarily REITs. The Fund
                                           invests primarily in the securities
- The Fund's REIT investments will         of U.S. companies.
  consist primarily of equity REITs,
  which invest the majority of their     - In selecting portfolio securities
  assets directly in real estate and       for the Fund, the advisor focuses on
  derive income primarily from rents.      total return, with an emphasis on
                                           growth companies that offer both a
- The Fund may also invest in              strong balance sheet and a dividend
  companies that derive at least 50%       yield exceeding that of the
  of their revenues or profits from        Standard & Poor's 500 Index (the
  either (a) the ownership,                "S&P 500 Index"). The Fund's
  development, construction,               holdings are diversified across
  financing, management or sale of         several geographic regions and
  commercial, industrial or                types of real estate.
  residential real estate, or (b)
  products

                                              GALAXY REAL ESTATE FUND AND
    CRABBE HUSON REAL ESTATE FUND              COLUMBIA REAL ESTATE FUND
  or services related to the real        - The Fund will sell a portfolio
  estate industry, such as building        security when, as a result of changes
  supplies or mortgage services.           in the economy or the performance
                                           of the security or other
                                           circumstances, the Fund's
                                           investment advisor believes that
                                           holding the security is no longer
                                           consistent with the Fund's
                                           investment objective.

The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goal:


    - The Crabbe Huson Real Estate Fund's investment advisor follows a deep value, or contrarian, approach in selecting securities for the Fund's portfolio. The contrarian approach puts primary emphasis on security prices, balance sheet and cash flow analyses and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The Crabbe Huson Real Estate Fund's investment sub-advisor attempts to identify and invest in such undervalued securities in the hope that their market price will rise to their intrinsic value. The Galaxy Real Estate Fund utilizes at times a traditional value style approach to investing, but also emphasizes growth companies.


    - The Galaxy Real Estate Fund may invest up to 20% of its total assets in foreign companies that are principally engaged in the real estate industry.

Except as noted above, the Funds are subject to similar fundamental and non-fundamental investment policies. For a complete list of the Funds' investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF COLUMBIA REAL ESTATE FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION RELATING TO YOUR ACQUIRED FUND OCCURS?

Shareholders of the Crabbe Huson Real Estate Fund will receive shares of the Columbia Real Estate Fund of the same class and with the same characteristics as the shares they currently own.

Shareholders of the Galaxy Real Estate Fund will receive Class A shares of the Columbia Real Estate Fund. Class A shares are not subject to any 12b-1 fees or sales charges. Please see Appendix D for more information on Class A shares of the Columbia Real Estate Fund.

Contract owners may not purchase or redeem shares of the Columbia Real Estate Fund directly, but only through Contracts offered by Participating Insurance Companies. Please refer to your Contract for more information.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

As long as the Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the Acquisition, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts.

                          PROPOSAL 1 -- ACQUISITION OF
                   CRABBE HUSON REAL ESTATE INVESTMENT FUND,
                                VARIABLE SERIES
              BY COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Crabbe Huson Real Estate Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Crabbe Huson Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Crabbe Huson Real Estate Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Columbia Real Estate Fund, and how do they compare with those of the Crabbe Huson Real Estate Fund?


    The Columbia Real Estate Fund is subject to market risk, management risk, equity risk and the risks associated with investments in REITs and the ownership of real estate. The Crabbe Huson Real Estate Fund is subject to the same risks, as well as the risks associated with a contrarian style investment approach. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Columbia Real Estate Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy Real Estate Fund and information regarding the federal income tax consequences of the Acquisitions.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Crabbe Huson Real Estate Fund will receive shares in the Columbia Real Estate Fund of the same class as the shares they currently own in the Crabbe Huson Real Estate Fund. In comparison to your

Crabbe Huson Real Estate Fund shares, shares of the Columbia Real Estate Fund will have the following characteristics:

    - Shares of the Columbia Real Estate Fund will have an aggregate net asset value equal to the aggregate net asset value of your Crabbe Huson Real Estate Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Columbia Real Estate Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, CMC, the investment advisor to the Columbia Real Estate Fund, and LASC, the investment advisor to the Crabbe Huson Real Estate Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. The Liberty Trust is one of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of the Liberty Trust, including all Trustees who are not "interested persons" of the Liberty Trust, have determined that the Acquisition would be in the best interests of the Crabbe Huson Real Estate Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.


---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on August 14, 2002 and October 9, 2002, the following reasons for the Crabbe Huson Real Estate Fund to enter into the Acquisition:

    - The Acquisition offers shareholders of the Crabbe Huson Real Estate Fund an investment in a fund with an investment goal and strategies generally similar to those of the Crabbe Huson Real Estate Fund, but with slightly better performance over the life of the funds.
    - Based on estimated expense ratios as of June 30, 2002, although shareholders of the Crabbe Huson Real Estate Fund are expected to experience an increase in gross expenses (expenses before the reduction by the fee waiver described in footnote 6 to the Annual Fund Operating Expenses table above), their net expenses (expenses after reduction by such waiver) are not expected to change.*

    The Trustees considered that most Contract owners with investments in the Crabbe Huson Real Estate Fund who do not want to become investors in the Columbia Real Estate Fund could reallocate their investment in the Crabbe Huson Real Estate Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Columbia Real Estate Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar charts below show the percentage gain or loss in each calendar year for Class B shares of the Crabbe Huson Real Estate Fund since it commenced operations, and for shares of the Galaxy Real Estate Fund since it commenced operations. The Columbia Real Estate Fund is continuing the operations of the Galaxy Real Estate Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but do not include any charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. You should also note that Class B shares of the Crabbe Huson Real Estate Fund are subject to 12b-1 fees; if the Galaxy Real Estate Fund shares had been subject to 12b-1 fees, the performance shown would have been lower. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in each Fund's respective Statement of Additional Information.


---------------


* Columbia has undertaken to maintain this waiver through the first anniversary of the consummation of the Acquisition, after which time this arrangement may be modified or terminated at any time, which may cause the expenses of the Columbia Real Estate Fund to be higher than the estimated expenses of the Crabbe Huson Real Estate Fund as of June 30, 2002.

                         CRABBE HUSON REAL ESTATE FUND
[BAR CHART]

                                                                     CRABBE HUSON REAL ESTATE FUND
                                                                     -----------------------------
2000                                                                             16.09
2001                                                                             14.54

The Fund's year-to-date total return
through September 30, 2002, was 4.40%.
For period shown in bar chart:
Best quarter: 2nd quarter 2001, +11.25%
Worst quarter: 3rd quarter 2001, -3.37%

                            GALAXY REAL ESTATE FUND
[BAR CHART]

                                                                        GALAXY REAL ESTATE FUND
                                                                        -----------------------
1999                                                                             -4.13
2000                                                                             28.57
2001                                                                              4.68

The Fund's year-to-date total return
through September 30, 2002, was -0.21%.
For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 1999, -8.46%

    The following tables list each of the Crabbe Huson Real Estate Fund's and the Galaxy Real Estate Fund's average annual total returns for its shares for the one-year and life-of-fund periods ended December 31, 2001. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.


CRABBE HUSON REAL ESTATE FUND(8)(9)

                                               INCEPTION
                                                 DATE      1 YEAR   LIFE OF FUND
Class A (%)                                     6/1/00     14.61        5.53
--------------------------------------------------------------------------------
Class B (%)                                     6/1/99     14.54        5.42
--------------------------------------------------------------------------------
NAREIT Index (%)                                   N/A     13.93       10.31(10)
--------------------------------------------------------------------------------
Lipper Average (%)                                 N/A      7.89        8.99(10)

---------------
 (8) The Fund's returns are compared to the NAREIT Equity Index ("NAREIT Index"), an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper Real Estate Annuities Universe Funds Category ("Lipper Average"), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund that are options under Contracts. Sales charges are not reflected in the Lipper Average.

 (9) Class A is a newer class of shares. Its performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of Class A shares. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for period prior to the inception of the newer class of shares would have been higher. Class A shares were initially offered on June 1, 2000, and Class B shares were initially offered on June 1, 1999.

(10) Index performance information is from May 31, 1999 to December 31, 2001.

GALAXY REAL ESTATE FUND(11)

                                               INCEPTION
                                                 DATE     1 YEAR   LIFE OF FUND
Shares (%)                                     3/3/98       4.68       4.11(12)
-------------------------------------------------------------------------------
NAREIT Index (%)                                 N/A       13.93       3.90(13)
-------------------------------------------------------------------------------
S&P 500 Index (%)                                N/A      -11.88       3.72(13)

---------------
(11) The Fund's returns are compared to the NAREIT Index, an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely-held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

(12) The life-of-fund data for the Galaxy Real Estate Fund covers periods prior to the inception of the Crabbe Huson Real Estate Fund. From the date of inception of the Crabbe Huson Real Estate Fund (6/1/99), the average annual total returns for the shares of the Galaxy Real Estate Fund would be 7.57%.

(13) Index performance information is from February 28, 1998 to December 31,
     2001.

THE TRUSTEES OF THE LIBERTY TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 1


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among the Liberty Trust, on behalf of the Crabbe Huson Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia will require the affirmative vote of a majority of the shares of the Crabbe Huson Real Estate Fund voted. A vote of the shareholders of the Columbia Real Estate Fund is not needed to approve the Acquisition.


    IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATION OF THE CRABBE HUSON REAL ESTATE FUND INTO THE COLUMBIA REAL ESTATE FUND WILL NOT PROCEED.

                          PROPOSAL 2 -- ACQUISITION OF
                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
              BY COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

THE PROPOSAL


    Shareholders of the Galaxy Real Estate Fund are being asked to approve the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia, which is attached as Appendix B to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are also approving the Acquisition of the Galaxy Real Estate Fund under the Agreement and Plan of Reorganization; the de-registration of Galaxy VIP as an investment company; and Galaxy VIP's termination as a Massachusetts business trust under Massachusetts law.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Columbia Real Estate Fund, and how do they compare with those of the Galaxy Real Estate Fund?


    The Columbia Real Estate Fund is subject to market risk, management risk, equity risk and the risks associated with investments in REITs and the ownership of real estate, which are also the risks to which the Galaxy Real Estate Fund is subject. The principal risks associated with each Fund are identical because the Funds have identical investment goals and strategies. For more information about the principal investment risks and other investment strategies and risks of the Columbia Real Estate Fund, please see Appendix D. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.


INFORMATION ABOUT THE ACQUISITION

    Please see the section "Information Applicable to Proposals 1 and 2" of this Prospectus/Proxy Statement for a general description of the terms and conditions of the Agreement and Plan of Reorganization relating to each Acquisition, the capitalization of each of the Funds, the financial highlights of the Galaxy Real Estate Fund and information regarding the federal income tax consequences of the Acquisition.

  Shares You Will Receive

    If the Acquisition occurs, shareholders of the Galaxy Real Estate Fund will receive Class A shares of the Columbia Real Estate Fund. Please see Appendix D for more information on Class A shares of the Columbia Real Estate Fund. In comparison to your Galaxy Real Estate Fund shares, Class A shares of the Columbia Real Estate

Fund issued to shareholders of the Galaxy Real Estate Fund will have the following characteristics:

    - Class A shares will have an aggregate net asset value equal to the aggregate net asset value of your Galaxy Real Estate Fund shares as of the business day before the closing of the Acquisition.

    - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

    - Shareholders will have the same voting rights as they currently have, but as shareholders of the Columbia Real Estate Fund of the Liberty Trust.

    Information concerning the capitalization of each of the Funds is provided below under "Capitalization."

  Reasons for the Acquisition

    On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, CMC, the investment advisor to the Galaxy Real Estate Fund and the Columbia Real Estate Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy VIP and the Liberty Trust are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy Statement. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*


    The Trustees of Galaxy VIP, including all Trustees who are not "interested persons" of Galaxy VIP, have determined that the Acquisition would be in the best interests of the Galaxy Real Estate Fund's shareholders and that the interests of existing shareholders in the Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix B to this Prospectus/Proxy Statement.


---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

    In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on September 5, 2002 and October 23, 2002, the following reasons for the Galaxy Real Estate Fund to enter into the Acquisition:


    - The Acquisition offers shareholders of the Galaxy Real Estate Fund the opportunity to invest in a larger fund group (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base), as well as in a fund with an investment goal and strategies identical to those of the Galaxy Real Estate Fund.


    - Based on estimated expense ratios as of June 30, 2002, shareholders of the Galaxy Real Estate Fund are expected to experience a decrease in expenses.

    The Trustees considered that most Contract owners with investments in the Galaxy Real Estate Fund who do not want to become investors in the Columbia Real Estate Fund could reallocate their investment in the Galaxy Real Estate Fund among other investments available through their Contract prior to the Acquisition.

    In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Columbia Real Estate Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

    The bar chart below shows the percentage gain or loss in each calendar year for shares of the Galaxy Real Estate Fund since it commenced operations; the Columbia Real Estate Fund is continuing the operations of the Galaxy Real Estate Fund. It should give you a general idea of how the Fund's return has varied from year to year. The chart includes the effects of Fund expenses, but does not include the charges or expenses attributable to a particular Contract. Returns would be lower if these charges and expenses were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


    Additional discussion of the manner of calculation of total return is contained in the Galaxy Real Estate Fund's Statement of Additional Information.

                            GALAXY REAL ESTATE FUND
[BAR CHART]

                                                                        GALAXY REAL ESTATE FUND
                                                                        -----------------------
1999                                                                             -4.13
2000                                                                             28.57
2001                                                                              4.68

The Fund's year-to-date total return through September 30, 2002, was -0.21%. For period shown in bar chart:
Best quarter: 2nd quarter 2000, +10.64%
Worst quarter: 3rd quarter 1999, -8.46%


    The following table lists the Galaxy Real Estate Fund's average annual total return for its shares for the one-year and life-of-fund periods ended December 31, 2001. The returns shown do not include any charges or expenses attributable to a particular Contract. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of this table, you can compare the Fund's performance with the performance of a broad-based market index.


GALAXY REAL ESTATE FUND(14)

                                              INCEPTION
                                                DATE      1 YEAR   LIFE OF FUND
Shares (%)                                    3/3/98        4.68       4.11
-------------------------------------------------------------------------------
NAREIT Index (%)                                N/A        13.93       3.90(15)
-------------------------------------------------------------------------------
S&P 500 Index (%)                               N/A       -11.88       3.72(15)

---------------
(14) The Fund's returns are compared to the NAREIT Index, an unmanaged index that tracks the performance of all equity real estate investment trusts that trade on the New York Stock Exchange. The Fund's returns are also compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely-held common stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(15) Index performance information is from February 28, 1998 to December 31,
     2001.

THE TRUSTEES OF GALAXY VIP UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal 2


    Approval of the Agreement and Plan of Reorganization dated November 15, 2002, among Galaxy VIP, on behalf of the Galaxy Real Estate Fund, the Liberty Trust, on behalf of the Columbia Real Estate Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Galaxy Real Estate Fund and the termination of Galaxy VIP contemplated by the Agreement and Plan of Reorganization must be approved by a majority of the outstanding shares of all of the portfolios of Galaxy VIP voting in the aggregate, including those portfolios that are not part of this Prospectus/Proxy Statement. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of the

Galaxy Real Estate Fund means the lesser of (a) the holders of 67% or more of the shares of the Galaxy Real Estate Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Galaxy Real Estate Fund. See "General - Voting Information" below for more information about voting your shares. A vote of the shareholders of the Columbia Real Estate Fund is not needed to approve the Acquisition.

    IF THE ACQUISITION OF THE GALAXY REAL ESTATE FUND IS NOT APPROVED BY ITS SHAREHOLDERS, THE REORGANIZATION AS SET FORTH IN THIS PROSPECTUS/PROXY STATEMENT WILL NOT PROCEED.

                  INFORMATION APPLICABLE TO PROPOSALS 1 AND 2

  General

    The Trustees of the Liberty Trust and Galaxy VIP are proposing that the Columbia Real Estate Fund acquire each of the Acquired Funds. If only the Galaxy Real Estate Fund shareholders approve the Acquisition, the reorganization of the Galaxy Real Estate Fund into the Columbia Real Estate Fund will proceed as set forth in Proposal 2. If shareholders of the Galaxy Real Estate Fund do not approve its Acquisition, regardless of whether Crabbe Huson Real Estate Fund shareholders approve its Acquisition, the reorganizations contemplated in this Prospectus/Proxy Statement will not proceed.

    Shareholders who object to the Acquisition will not be entitled under Massachusetts law, the Declaration of Trust of the Liberty Trust or the Declaration of Trust of Galaxy VIP to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, shareholders may reallocate their investment in their Acquired Fund among other investments available through their Contract prior to or following the Acquisition of their Acquired Fund.

  Terms of the Agreement and Plan of Reorganization


    If approved by the shareholders of each Acquired Fund, the Acquisitions are expected to occur on or around April 7, 2003, or on such other date as the parties may agree, each under a separate Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization relating to the acquisition of the Crabbe Huson Real Estate Fund is attached as Appendix A to this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization relating to the acquisition of the Galaxy Real Estate Fund is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix A and/or Appendix B, as applicable. The following is a brief summary of the principal terms of each Agreement and Plan of Reorganization:


    - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Columbia Real Estate Fund in exchange for shares of the Columbia Real Estate Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

    - The Acquisitions will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on April 4, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

    - The shares of each class of the Columbia Real Estate Fund received by each Acquired Fund will be distributed to such Acquired Fund's shareholders pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

    - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.

    - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions; each Acquisition may be terminated at any time with the approval of the Trustees of Galaxy VIP and the Liberty Trust.

  Capitalization

    The following table shows on an unaudited basis the capitalization of each of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund as of September 30, 2002, and of the Columbia Real Estate Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund by the Columbia Real Estate Fund at net asset value as of that date.

                                                                        COLUMBIA REAL
                            CRABBE HUSON                                 ESTATE FUND
                            REAL ESTATE    GALAXY REAL     PRO FORMA      PRO FORMA
                                FUND       ESTATE FUND*   ADJUSTMENTS    COMBINED(A)
                            ------------   ------------   -----------   -------------
Class A
Net asset value...........   $    1,241                   $ 1,041,716    $1,042,957
Shares outstanding........          124                       104,655       104,779
Net asset value per
  share...................   $    10.00                                  $     9.95
Class B
Net asset value...........   $4,363,032                            --    $4,363,032
Shares outstanding........      438,370                            --       438,370
Net asset value per
  share...................   $     9.95                                  $     9.95
Shares
Net asset value...........                  $1,041,716    $(1,041,716)           --
Shares outstanding........                     104,654       (104,654)           --
Net asset value per
  share...................                  $     9.95                           --

---------------

 * The Galaxy Real Estate Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Columbia Real Estate Fund).


(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Real Estate Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Real Estate Fund that actually will be received on or after such date.

    The following table shows on an unaudited basis the capitalization of the Galaxy Real Estate Fund as of September 30, 2002, and of the Columbia Real Estate Fund on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Galaxy Real Estate Fund by the Columbia Real Estate Fund at net asset value as of that date.

                                                             COLUMBIA REAL
                                                              ESTATE FUND
                                GALAXY REAL     PRO FORMA      PRO FORMA
                                ESTATE FUND*   ADJUSTMENTS    COMBINED(a)
                                ------------   -----------   -------------
Class A
Net asset value...............                 $ 1,041,716    $1,041,716
Shares outstanding............                     104,654       104,654
Net asset value per share.....                                $     9.95
Shares
Net asset value...............   $1,041,716    $(1,041,716)
Shares outstanding............      104,654       (104,654)
Net asset value per share.....   $     9.95

---------------

 * The Galaxy Real Estate Fund will be the accounting survivor (i.e., its financial and accounting records will be carried forward by the Columbia Real Estate Fund).


(a) Assumes the Acquisition was consummated on September 30, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Columbia Real Estate Fund will be received by the shareholders of the Galaxy Real Estate Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Real Estate Fund that actually will be received on or after such date.

  Financial Highlights of the Galaxy Real Estate Equity Fund


    The Galaxy Real Estate Fund will be the accounting survivor of its proposed merger with the Columbia Real Estate Fund, which means that the financial and accounting records of the Galaxy Real Estate Fund for periods prior to the merger will be carried forward by the Columbia Real Estate Fund. The financial highlights table will help you understand the financial performance of the Galaxy Real Estate Fund for the periods listed below. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Galaxy Real Estate Equity Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the Contracts. The information for the fiscal year ended December 31, 2001, 2000 and 1999 was audited by Ernst & Young LLP, independent auditors, whose report, along with the Galaxy Real Estate Equity Fund's financial statements, is included in the Galaxy Real Estate Equity Fund's annual report, which is available upon request. The information for the fiscal period ended December 31, 1998 was audited by the Galaxy Real Estate Fund's former auditors, whose report expressed an unqualified opinion on those financial statements and highlights. The information for the six months ended June 30, 2002 is unaudited.

    Financial highlights for a share outstanding throughout each period.

                                       (UNAUDITED)
                                       SIX MONTHS     YEARS ENDED DECEMBER 31,     PERIOD ENDED
                                          ENDED      --------------------------    DECEMBER 31,
                                        6/30/2002     2001      2000      1999       1998(A)
                                       -----------   ------    ------    ------    ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................    $10.11      $ 9.96    $ 8.08    $ 8.78       $10.00
                                         ------      ------    ------    ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b).............      0.15        0.38      0.41      0.38         0.28
Net realized and unrealized gain
 (loss) on investments...............      1.01        0.07      1.86     (0.74)       (1.24)
                                         ------      ------    ------    ------       ------
 Total from Investment Operations....      1.16        0.45      2.27     (0.36)       (0.96)
                                         ------      ------    ------    ------       ------
LESS DISTRIBUTIONS:
Distributions from net investment
 income..............................     (0.10)      (0.30)    (0.38)    (0.34)       (0.26)
Distributions in excess from net
 investment income...................        --          --     (0.01)       --           --
                                         ------      ------    ------    ------       ------
 Total Distributions.................     (0.10)      (0.30)    (0.39)    (0.34)       (0.26)
                                         ------      ------    ------    ------       ------
Net increase (decrease) in net asset
 value...............................      1.06        0.15      1.88     (0.70)       (1.22)
                                         ------      ------    ------    ------       ------
NET ASSET VALUE, END OF PERIOD.......    $11.17      $10.11    $ 9.96    $ 8.08       $ 8.78
                                         ======      ======    ======    ======       ======
 Total Return........................     11.52%**     4.68%    28.57%    (4.13)%      (9.57)%**
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s).....    $1,303      $1,112    $1,092    $  983       $  784
RATIOS TO AVERAGE NET ASSETS:
Net investment income including
 reimbursement/waiver................      2.96%*      3.81%     4.39%     4.84%        4.62%*
Operating expenses including
 reimbursement/waiver................      1.78%*      1.70%     1.70%     1.70%        1.70%*
Operating expenses excluding
 reimbursement/waiver................      5.41%*      5.99%     5.76%     5.91%       10.49%*
Portfolio Turnover Rate..............        29%**       54%       41%       33%           3%**

---------------
 * Annualized

** Not Annualized

(a) The Fund commenced operations on March 3, 1998.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the Fund's investment advisor and/or administrator for the six months ended June 30, 2002 (unaudited) and the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.03), $(0.05), $0.03,
    $0.05 and $(0.26), respectively.

  Federal Income Tax Consequences

    Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Columbia Real Estate Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

    - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of its Acquisition;

    - under Section 358 of the Code, the tax basis of the Columbia Real Estate Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Acquired Fund shares exchanged therefor;

    - under Section 1223(1) of the Code, your holding period for the Columbia Real Estate Fund shares you receive will include the holding period for your Acquired Fund shares exchanged therefor, if you hold your shares as a capital asset;

    - under Section 1032 of the Code, no gain or loss will be recognized by the Columbia Real Estate Fund as a result of the relevant Acquisition;

    - under Section 362(b) of the Code, the Columbia Real Estate Fund's tax basis in the assets that the Columbia Real Estate Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

    - under Section 1223(2) of the Code, the Columbia Real Estate Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

    Each opinion is, and the confirming letter will be, based on certain factual certifications made by officers of the Liberty Trust and Galaxy VIP. No opinion or confirming letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

    This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

                                    GENERAL

VOTING INFORMATION

    The Trustees of the Liberty Trust and Galaxy VIP are soliciting proxies from the shareholders of the Crabbe Huson Real Estate Fund and the Galaxy Real Estate Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on February 19, 2003, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and proxy materials are being mailed to shareholders beginning on or about January 6, 2003.


    As of December 2, 2002, the Crabbe Huson Real Estate Fund had 124 Class A shares and 428,262 Class B shares outstanding, and the Galaxy Real Estate Fund had 96,432 shares outstanding. Only shareholders who owned shares on the record date, December 2, 2002, are entitled to vote at the Meeting. Except for certain seed capital investments, all shares are owned of record by sub-accounts of Separate Accounts of the Participating Insurance Companies. Shareholders of the Crabbe Huson Real Estate Fund are entitled to cast one vote for each share owned on the record date. Shareholders of the Galaxy Real Estate Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share owned.


    Quorum and Method of Tabulation. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Crabbe Huson Real Estate Fund and more than fifty percent (50%) of the shares of the Galaxy Real Estate Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the respective Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. With respect to the Crabbe Huson Real Estate Fund, these shares will not be counted as having voted and therefore will have no effect on Proposal 1. With respect to the Galaxy Real Estate Fund, these shares will not be counted as having voted in favor of Proposal 2, and therefore they will have the same effect as if they cast votes against Proposal 2.

    Share Ownership. As of December 2, 2002, the Liberty Trust believes that the officers and Trustees of the Liberty Trust, as a group, beneficially owned less than 1% of each class of shares of the Crabbe Huson Real Estate Fund and of the Liberty Trust as a whole. As of December 2, 2002, Galaxy VIP believes that the officers and Trustees of Galaxy VIP, as a group, beneficially owned less than 1% of the shares of the Galaxy Real Estate Fund and of Galaxy VIP as a whole. As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the noted class of the Funds:


                                                        PERCENTAGE OF     PERCENTAGE OF
                                                         OUTSTANDING       OUTSTANDING
                                                       SHARES OF CLASS   SHARES OF CLASS
                                                        OWNED BEFORE        OWNED UPON
                                                        CONSUMMATION       CONSUMMATION
FUND AND CLASS      SHAREHOLDER NAME AND ADDRESS       OF ACQUISITIONS   OF ACQUISITIONS*
--------------      ----------------------------       ---------------   ----------------
CRABBE HUSON
  REAL ESTATE
  FUND
CLASS A.......  Colonial Management Associates, Inc.      100.00%              0.13%
                One Financial Center
                Boston, MA 02110

CLASS B.......  Keyport Benefit Life Insurance              7.13%              7.13%
                Company
                125 High Street
                Boston, MA 02110

                Keyport Life Insurance Company             39.24%+            39.24%+
                Variable Account A
                125 High Street
                Boston, MA 02110

                Keyport Life Insurance Company             56.63%+            56.63%+
                125 High Street
                Boston, MA 02110
GALAXY REAL
  ESTATE FUND
                American Skandia                           66.98%+            66.90%+
                One Corporate Drive
                P.O. Box 883
                Shelton, CT 06484-0883

                Columbia Management Group, Inc.            30.34%             30.30%
                One Financial Center
                Boston, MA 02111


---------------

* Indicates the percentage of Columbia Real Estate Fund shares to be owned of record or beneficially upon consummation of the Acquisitions on the basis of present holdings.

+ As of record on December 2, 2002, this Participating Insurance Company owned
  25% or more of the then outstanding shares of the Fund noted and, therefore, may be deemed to "control" such Fund.


    Contract Owner Instructions. These proxy materials are being mailed to Contract owners who, by completing and signing the accompanying voting instruction card, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. Each Contract owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares held on behalf of such Contract owner. The Separate Accounts will vote shares of the Funds as instructed on the voting instruction cards by their Contract owners. If a Contract owner simply signs and returns the voting instruction card, the Separate Accounts will treat the card as an instruction to vote the shares represented thereby in favor of the relevant Proposal. The Separate Accounts intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes." "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

    Any Contract owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

    Solicitation of Proxies. Proxies and voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures. Officers of the Acquired Funds or employees or agents of Columbia and its affiliated companies may solicit voting instructions from Contract owners in person or by telephone.

    Revocation of Proxies by Participating Insurance Companies. Proxies, including proxies given by telephone, may be revoked at any time by the Participating Insurance Company shareholder before they are voted either (i) by written revocation received by the Secretary of the relevant Acquired Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

    Costs. The costs of the acquisitions proposed by Columbia (including the costs of the Acquisitions described in this Prospectus/Proxy Statement) are estimated to be $1,126,000, and will be borne in their entirety by Columbia.

    Adjournments; Other Business. If either Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Proposal. They will vote against any such adjournment any proxy that directs them to vote against the relevant Proposal. They will not vote any proxy that directs them to abstain from voting on the relevant Proposal.

    The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is Proposals 1 and 2. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the relevant Acquired Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

    Shareholder Proposals at Future Meetings. Neither Galaxy VIP nor the Liberty Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or Galaxy VIP or the

Liberty Trust must be received by the relevant Fund in writing a reasonable time before Galaxy VIP or the Liberty Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund at the address listed on the cover of this Prospectus/Proxy Statement.

    Advisors' and Underwriter's Addresses. The address of the Crabbe Huson Real Estate Fund's investment advisor, Liberty Advisory Services Corp., is One Financial Center, Boston, Massachusetts 02111, and the address of its sub-advisor, Crabbe Huson Group, Inc., is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. The address of the Galaxy Real Estate Fund's and the Columbia Real Estate Fund's investment advisor, Columbia Management Co., is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


    This Agreement and Plan of Reorganization dated as of November 15, 2002, is by and among Liberty Variable Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Crabbe Huson Real Estate Investment Fund, Variable Series (the "Acquired Fund"), a series of the Trust, the Trust, on behalf of the Columbia Real Estate Equity Fund, Variable Series (the "Acquiring Fund"), a series of the Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class B shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Real Estate Equity Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among The Galaxy VIP Fund, on behalf of the Galaxy VIP Real Estate Equity Fund II, the Trust, on behalf of the Acquiring Fund, and Columbia;


       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/ Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class B shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Trust, and no shareholder of the

            Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, hereby covenants and agrees as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class B shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The obligations of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust, on behalf of the Acquired Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the

            Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. In addition, the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           LIBERTY VARIABLE INVESTMENT TRUST
                                           on behalf of Crabbe Huson Real Estate
                                           Investment Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           LIBERTY VARIABLE INVESTMENT TRUST
                                           on behalf of Columbia Real Estate
                                           Equity Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By:      /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of November 15, 2002, is by and among The Galaxy VIP Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 27, 1992, as amended, on behalf of the Galaxy VIP Columbia Real Estate Equity Fund II (the "Acquired Fund"), a series of the Trust, Liberty Variable Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 4, 1993, as amended, on behalf of the Columbia Real Estate Equity Fund, Variable Series (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

       (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition

            Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Trust's current and former Trustees and officers, acting in their capacities as such, under the Trust's Declaration of Trust and Code of Regulations as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, its successors or assigns.

    1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to Acquired Fund Shareholders shall consist of Class A shares of the Acquiring Fund.

    1.4 With respect to Acquisition Shares distributable pursuant to paragraph
        1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

    1.6 Promptly following the liquidation of the Acquired Fund and the similar liquidation of the other portfolios of the Trust (the "Trust Liquidation"), the Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that the Trust has ceased to be an investment company; provided that, until such order is granted, the Trust shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). The Trust shall promptly after the Trust Liquidation file any final regulatory reports, including but not limited to, any Form N-SAR and Rule 24f-2 Notice with respect to the Acquired Fund and such other series of the Trust. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the Trust is deregistered and terminated. In addition, promptly following the Trust Liquidation, the Trust shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of the Trust shall be immediately wound up, its contracts discharged and its business liquidated; and (b) the Trustees of the Trust shall execute and the Acquiring Trust shall lodge among the records of the Trust an instrument in writing setting forth the fact of such termination.

2. VALUATION.

    2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3, and shall be certified by the Acquired Fund.

    2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Prospectus/Proxy Statement referred to in paragraph 5.3.

3. CLOSING AND CLOSING DATE.

    3.1 The Closing Date shall be on April 7, 2003, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the

        Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia Real Estate Equity Fund, Variable Series."

    3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
        (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

    3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended June 30, 2002, copies of which have been furnished to the

            Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

       (g) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (j) For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account invest-ing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

       (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of multiple series. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

       (l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (o) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus/Proxy Statement referred to in paragraph 5.3, as amended through the Closing Date; and

       (s) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
        Date:

       (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

       (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such liquidation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


       (e) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement and the Agreement and Plan of Reorganization dated as of November 15, 2002 among the Acquiring Trust, on behalf of the Crabbe Huson Real Estate Investment Fund, Variable Series, the Acquiring Trust, on behalf of the Acquiring Fund, and Columbia;


       (f) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

       (g) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Prospectus/Proxy Statement referred to in paragraph 5.3. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration

            Statement referred to in paragraph 5.3) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (h) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (i) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Statement of Additional Information of the Acquiring Fund contained in the Registration Statement referred to in paragraph 5.3) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

       (j) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

       (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico); and

       (l) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

    The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby covenants and agrees with the other as follows:

    5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

    5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

       (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

       (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    6.3 For the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

    7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

       (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

       (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

       (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

    7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002, and on or prior to the Closing Date.

    7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

    The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

       (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition

            Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

       (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

       (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

       (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

       (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

       (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring

        Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne one hundred percent (100%) by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 6.3, 9, 10, 13 and 14.

11. TERMINATION.

    11.1 This Agreement may be terminated by the mutual agreement of the Trust and the Acquiring Trust. In addition, either the Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

       (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

    11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Variable Investment Trust or The Galaxy VIP Fund, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                           THE GALAXY VIP FUND
                                           on behalf of Galaxy VIP Columbia Real
                                           Estate Equity Fund II


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           LIBERTY VARIABLE INVESTMENT TRUST
                                           on behalf of Columbia Real
                                           Estate Equity Fund, Variable Series


                                           By:   /s/ J. KEVIN CONNAUGHTON

                                              ----------------------------------


                                           Name: J. Kevin Connaughton

                                                  ------------------------------


                                           Title: Treasurer

                                                --------------------------------

ATTEST:


       /s/ RUSSELL L. KANE

-------------------------------------


Name: Russell L. Kane

      -------------------------------


Title: Assistant Secretary

     --------------------------------

                                           Solely for purposes of Paragraph 9.2
                                           of the Agreement

                                           COLUMBIA MANAGEMENT
                                           GROUP, INC.


                                           By:      /s/ KEITH T. BANKS

                                              ----------------------------------


                                           Name: Keith T. Banks

                                                  ------------------------------


                                           Title: President

                                                --------------------------------

ATTEST:


/s/ JEAN S. LOEWENBERG

-------------------------------------


Name: Jean S. Loewenberg

      -------------------------------


Title: Secretary and General Counsel

     --------------------------------

                                                                      APPENDIX C

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO REVIEWS

    David W. Jellison has managed the Galaxy VIP Columbia Real Estate Equity Fund II since its inception in March 1998. A vice president with Columbia Management Co., he has served as a financial analyst and portfolio manager there since 1992.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DAVID W. JELLISON
PORTFOLIO MANAGER

    The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts ("REITs").

    REITs performed well in 2001 -- helped by their attractive valuations, stable growth rates, and healthy cash flows. For the 12 months ended December 31, 2001, the National Association of Real Estate Investment Trusts Index (the "NAREIT Index") had a total return of 13.93%. Specific market events in the first and third quarters caused the Fund to lag its market benchmark for the 12-month reporting period, with a total return of 4.68%. Over the same period, the S&P 500 Index had a total return of -11.89% and the real estate stock funds tracked by Lipper had an average total return of 10.12%.

RETURNS SUFFER FROM SHIFTS IN MARKET SENTIMENT

    In the first quarter of 2001, investors favored small-cap stocks with high dividends, which were underrepresented in the Fund. In the third quarter, the Fund's returns were hurt as the terrorist attacks of September 11 damaged prices in the lodging sector - where the Fund was overweighted versus the Index. This price decline more than offset a very strong performance by lodging positions in the fourth quarter. Fund returns were further restrained during the reporting period by holdings in the office and apartment sectors, which suffered from investor perceptions of declining growth rates. Returns were aided during the year by a strong performance from holdings in the retail sector.

    In the first quarter of 2001, we reduced weightings in several weaker-performing sectors. When investors became less concerned over office fundamentals at the close of the second quarter, and the sector showed signs of strengthening, we began adding to these positions. As prices weakened in the lodging sector after September 11, we added investments there. We then took profits in the sector, following a rally by lodging REITs in the fourth quarter of 2001. During the second half of the year, we also increased positions in industrial REITs, where the Fund had been significantly underweighted.

WEAKENED SECTORS POISED TO REBOUND

    Historically, the retail and lodging sectors have been the biggest beneficiaries of expectations for stronger economic growth. We thus expect the Fund's holdings in these groups to perform well if a recovery unfolds in months to come, as anticipated. The recent decline in valuations for office REITs should also position that sector to perform well as the economic outlook improves.

    The overall environment for REITs should benefit from generally low levels of supply and attractive valuations. As before, we will continue to focus on firms with strong management teams and top prospects for sustainable growth.

                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

            DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001
[PIE CHART]

Real Estate                                                                      91.0
Basic Materials                                                                   4.0
Other Common Stocks, Investment Company & Net Other Assets                        5.0
  and Liabilities

                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II

                         GROWTH OF $10,000 INVESTMENT*
[LINE GRAPH]

                                                GALAXY VIP COLUMBIA REAL
                                                  ESTATE EQUITY FUND II           NAREIT INDEX                S&P 500 INDEX
                                                ------------------------          ------------                -------------
Inception                                                 10000                       10000                       10000
1998                                                       9043                        8482                       11864
                                                           9442                        8887                       13331
1999                                                       8669                        8090                       14359
                                                           9875                        9156                       14298
2000                                                      11168                       10168                       13053
                                                          11775                       11825                       12179
2001                                                      11666                       11584                       11502

---------------

* Since inception on 3/3/98. The NAREIT Index is an unmanaged index, in which investors cannot invest, of all tax qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. Only common shares issued by a REIT are included in this market weighted index, which includes dividends in the month based upon their payment date. Results for the NAREIT Index do not reflect the investment management fees and other expenses incurred by the Fund. The S&P 500 Index, in which investors cannot invest, is an unmanaged index of 500 leading stocks. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

                                                                      APPENDIX D

            INFORMATION APPLICABLE TO CLASS A AND CLASS B SHARES OF
               COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES


    Liberty Variable Investment Trust ("Trust") includes various separate mutual funds, including the Columbia Real Estate Fund, Variable Series ("Fund"), each with its own investment goal and strategies. Columbia Management Co. ("CMC") is the Fund's advisor.


    The Fund is an investment option under variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by life insurance companies ("Participating Insurance Companies"). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The principal underwriter of the Fund is Liberty Funds Distributor, Inc. ("LFD").

    The prospectuses of the Participating Insurance Companies' separate accounts describe which funds are available to the purchasers of their own VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy of those prospectuses.

DEFINING CAPITALIZATION

    A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization ("large-cap"); middle capitalization ("mid-cap"); or small capitalization ("small-cap"). In defining a company's market capitalization, the advisor uses capitalization-based categories that are based in part on those of Standard & Poor's Index Services. All market capitalizations are determined at the time of purchase.

    Large Capitalization. Large-cap stocks are stocks with market capitalizations greater than $5 billion. In addition, any stock that is represented in the Standard & Poor's 500 Index is considered a large-cap stock.


    Middle Capitalization. Mid-cap stocks are stocks with market capitalizations between $1 billion and the capitalization of the largest stock in the Standard & Poor's MidCap 400 Index ("S&P MidCap Index") ($7.2 billion as of September 30, 2002). In addition, any stock that is represented in the S&P MidCap Index is considered a mid-cap stock.



    Small Capitalization. Small-cap stocks are stocks with market capitalizations equal to or less than the capitalization of the largest stock in the Standard & Poor's SmallCap 600 Index ($2.6 billion as of September 30, 2002).

PRINCIPAL INVESTMENT RISKS

    The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

    MANAGEMENT RISK means that the advisor's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

    Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    REAL ESTATE SECURITIES GENERALLY. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

    REITS are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.

    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRUST MANAGEMENT ORGANIZATIONS

  The Trustees

    The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information of the Fund contains the names of and biographical information on the Trustees.

  Investment Advisor: Columbia Management Co.


    CMC, located at 1300 S.W. Sixth Avenue, Portland, Oregon 97207, is the Fund's investment advisor. CMC is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). CMC has been an investment advisor since 1969. As of September 30, 2002, CMC managed approximately $16.6 billion in assets.



    CMC manages the assets of the Fund under the supervision of the Trust's Board of Trustees. CMC determines which securities and other instruments are purchased and sold for the Fund. CMC may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with CMC or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. CMC will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


  Portfolio Manager


    David W. Jellison, a Senior Vice President of CMC, is the Fund's portfolio manager. Mr. Jellison is primarily responsible for the day-to-day management of the Fund's investment portfolio. He has been the Fund's portfolio manager since it began operations in March, 1998. Prior to joining CMC in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management.


RULE 12B-1 PLAN

    The Fund has adopted a plan under Rule 12b-1 that permits it to pay LFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% of average daily net assets for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

MIXED AND SHARED FUNDING

    As described above, the Fund serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may from time to time become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

    The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more funds or shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund's principal investment strategies and risks are described above. In seeking to meet its investment goal, the Fund may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goal. The Fund may not always achieve its investment goal. Additional information about the Fund's securities and investment techniques, as well as its fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

    This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described herein. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 3 of this Prospectus/Proxy Statement). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

    Derivative Strategies. The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

    Additional Equity Risk. The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

    Pricing Risk. The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for Fund shares when you sell.

    Early Closing Risk. The normal close of trading of securities listed on the NASDAQ National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in a fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

    Portfolio Turnover. There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if the advisor believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

    Temporary Defensive Positions. At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

SHAREHOLDER INFORMATION

  Purchases And Redemptions

    The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

  How The Fund Calculates Net Asset Value

    Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

    To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or National Association of Securities Dealers Automated Quotation security as of the last sales price for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

    The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

    The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

  Dividends And Distributions

    The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of the Fund. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

  Tax Consequences

    The Fund is treated as a separate entity for federal income tax purposes and intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

    In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

                                                                         Proxy 7

                       LIBERTY VARIABLE INVESTMENT TRUST

                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 31, 2002


         This Statement of Additional Information (the "SAI") relates to the proposed Acquisitions (the "Acquisitions") of the Crabbe Huson Real Estate Investment Fund, Variable Series (the "Crabbe Huson Fund"), a series of Liberty Variable Investment Trust, and the Galaxy VIP Columbia Real Estate Equity Fund II (the "Galaxy Fund" and together with the Crabbe Huson Fund, the "Acquired Funds"), a series of The Galaxy VIP Fund, by the Columbia Real Estate Equity Fund, Variable Series (the "Acquiring Fund"), a series of Liberty Variable Investment Trust. The Acquiring Fund is a newly organized "shell" portfolio of Liberty Variable Investment Trust.


         This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated December 31, 2002 (the "Prospectus/Proxy Statement") which relates to the Acquisitions. As described in the Prospectus/Proxy Statement, the Acquisitions would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Funds. The Galaxy Fund will be the survivor for accounting purposes.


         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Funds         2
II.      Financial Statements                                                           2

I.       Additional Information about the Acquiring Fund and the Acquired Funds.


        Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated December 31, 2002.


         Further information about the Crabbe Huson Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Fund dated May 1, 2002.

         Further information about the Galaxy Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Fund dated April 30, 2002, as supplemented.

II.      Financial Statements.

         This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Crabbe Huson Fund, which reports contain historical financial information regarding the Crabbe Huson Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         This SAI is accompanied by the Annual Report for the twelve months ended December 31, 2001, and the Semi-Annual Report for the six months ended June 30, 2002, of the Galaxy Fund, which reports contain historical financial information regarding the Galaxy Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         Pro forma financial statements of the Acquiring Fund for the Acquisitions are provided on the following pages. The pro forma financial statements for each scenario where only one Acquired Fund is merged into the Acquiring Fund have not been provided because each Acquired Fund's financial statements have been incorporated by reference into the Statement of Additional Information.

            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES
                 GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
                                       AND
                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of June 30, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended June 30, 2002 presents the results of operations of the Columbia Real Estate Equity Fund, Variable Series as if the combination with the Acquired Funds had been consummated at July 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at July 1, 2001. These historical statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at June 30, 2002, and for the twelve-month period then ended.


The pro forma statements give effect to the proposed transfer of all of the assets of each of the Acquired Funds to the Columbia Real Estate Equity Fund, Variable Series in exchange for the assumption by the Columbia Real Estate Equity Fund, Variable Series of all of the liabilities of each of the Acquired Funds and for a number of shares of the Columbia Real Estate Equity Fund, Variable Series equal in value to the value of the net assets of each of the Acquired Funds transferred to the Columbia Real Estate Equity Fund, Variable Series. Assuming its shareholders approve the combination, the Galaxy VIP Columbia Real Estate Equity Fund II will be the accounting survivor for financial statement purposes.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquired Funds incorporated by reference in this Statement of Additional Information.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

                                                                                                  COLUMBIA REAL
                                            GALAXY VIP        CRABBE HUSON                        ESTATE FUND VS
                                            REAL ESTATE       REAL ESTATE       PRO FORMA            PRO FORMA
                                              FUND              FUND VS        ADJUSTMENTS           COMBINED
                                            -----------       ------------     -----------        --------------
ASSETS
Investments, at cost                        $1,140,380        $4,145,706                             $5,286,086
                                            ----------        ----------                             ----------
Investments, at value                       $1,311,363        $4,868,325                             $6,179,688
Cash                                                74               103                                    177
Receivable for:
   Fund shares sold                                191                --                                    191
   Interest and dividends                        4,586            25,734                                 30,320
Receivable from Investment Advisor               6,358             2,066                                  8,424
Deferred Trustees' compensation plan                --             1,418                                  1,418
Deferred organizational expense                  1,482                --                                  1,482
                                            ----------        ----------                             ----------
     Total Assets                            1,324,054         4,897,646                              6,221,700
                                            ----------        ----------                             ----------

LIABILITIES
Payable for:
   Investments purchased                        11,201                --                                 11,201
   Fund shares repurchased                         165            17,086                                 17,251
   Administration fee                            2,686                --                                  2,686
   Management fee                                   --             3,969                                  3,969
   Trustees' fee                                    27               546                                    573
   Bookkeeping fee                                  --               737                                    737
   Tranfer agent fee                                --               595                                    595
Deferred Trustees' fee                              --             1,418                                  1,418
Other liabilities                                6,727            23,248                                 29,975
                                            ----------        ----------                             ----------
     Total Liabilities                          20,806            47,599                                 68,405
                                            ----------        ----------                             ----------
NET ASSETS                                  $1,303,248        $4,850,047                             $6,153,295
                                            ==========        ==========                             ==========

Paid in capital                             $1,090,776        $3,984,711                             $5,075,487
Undistributed net investment income              6,078           131,837                                137,915
Accumulated net realized gain                   35,411            10,880                                 46,291
Net unrealized appreciation on:
   Investments                                 170,983           722,619                                893,602
                                            ----------        ----------                             ----------
NET ASSETS                                  $1,303,248        $4,850,047                             $6,153,295
                                            ==========        ==========                             ==========

Net assets - Class A                        $       --        $    1,344         1,303,248 (a)(b)    $1,304,592
                                            ==========        ==========                             ==========
Shares outstanding - Class A                        --               124           116,689 (a)(b)       116,813
                                            ==========        ==========                             ==========
Net asset value and redemption
   price per share - Class A                $       --        $    10.84                             $    11.17
                                            ==========        ==========                             ==========
Net assets - Class B                        $       --        $4,848,703                --           $4,848,703
                                            ==========        ==========                             ==========
Shares outstanding - Class B                        --           449,082           (14,999) (a)         434,083
                                            ==========        ==========                             ==========
Net asset value and offering
   price per share - Class B                $       --        $    10.80                             $    11.17
                                            ==========        ==========                             ==========
Net assets                                  $1,303,248        $       --        (1,303,248) (b)      $       --
                                            ==========        ==========                             ==========
Shares outstanding                             116,693                --          (116,693) (b)              --
                                            ==========        ==========                             ==========
Net asset value and offering
   price per share                          $    11.17        $       --                             $       --
                                            ==========        ==========                             ==========


(a) New class shares of the surviving fund transferred at NAV of surviving fund.
(b) The existing class of shares will be redesignated as Class A shares on the date of the Acquisition.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                            June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------


                                                                                                            COLUMBIA REAL
                                                         GALAXY VIP        CRABBE HUSON                     ESTATE FUND VS
                                                         REAL ESTATE       REAL ESTATE         PRO FORMA       PRO FORMA
                                                            FUND             FUND VS          ADJUSTMENTS       COMBINED
                                                         -----------       ------------       -----------   --------------
INVESTMENT INCOME
Dividends                                                 $  63,122         $ 283,735                          $346,857
Interest                                                        210             6,712                             6,922
                                                          ---------         ---------           -------        --------
   Total Investment Income                                   63,332           290,447                           353,779

EXPENSES
Management fee                                                8,603            47,176           (11,813) (a)     43,966
Administration fee                                              974                --             4,009  (a)      4,983
Distribution fee - Class B                                       --            11,656                --          11,656
Bookkeeping fee                                              26,907            10,477            (8,432) (a)     28,952
Transfer agent fee                                            5,003             7,419            (7,422) (a)      5,000
Trustees' fee                                                    16             6,555               575  (a)      7,146
Amortization of organization costs                            2,198                --                --           2,198
Other expenses                                               21,976            68,102           (52,942) (b)     36,742
                                                          ---------         ---------           -------        --------
   Total Expenses                                            65,677           151,385           (76,025)        141,037
Fees and expenses reimbursed by Advisor                     (45,683)          (83,154)           76,078  (a)    (52,759)
Custody credits earned                                           --               (15)               --             (15)
                                                          ---------         ---------           -------        --------
   Net Expenses                                              19,994            68,216                53          88,263
                                                          ---------         ---------           -------        --------
   Net Investment Income                                     43,338           222,231               (53)        265,516
                                                          ---------         ---------           -------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments                             54,695            21,641                            76,336
Net change in unrealized appreciation/depreciation
   on investments                                            25,307           173,954                           199,261
                                                          ---------         ---------                          --------
   Net Gain                                                  80,002           195,595                           275,597
                                                          ---------         ---------           -------        --------
Increase in Net Assets from Operations                    $ 123,340         $ 417,826               (53)       $541,113
                                                          =========         =========           =======        ========



(a) Based on the contract in effect for the surviving fund.
(b) Audit fees, transfer agent fees and fees associated with the production of annual and semi-annual reports to shareholders will decrease due to economies of scale achieved by merging funds.

No pro forma adjustments are shown in the following table because the Acquiring Fund's investment restrictions would not require the sale of any portfolio investments.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (unaudited)

 COLUMBIA VIP       CRABBE HUSON
  REAL ESTATE       REAL ESTATE                                                        COLUMBIA VIP    CRABBE HUSON
EQUITY FUND II    INVESTMENT FUND                                                       REAL ESTATE     REAL ESTATE
   SHARES OR         SHARES OR     PRO FORMA                                          EQUITY FUND II  INVESTMENT FUND     PRO FORMA
      PAR               PAR         COMBINED                                               VALUE           VALUE          COMBINED
--------------    ---------------  ---------                                          --------------  ---------------     ---------
                                               COMMON STOCKS - 93.7%
                                               REAL ESTATE INVESTMENT TRUST - 89.2%
                                               APARTMENTS - 24.1%
      900             2,600           3,500    Apartment Investment & Management
                                                Co., Class A                             $ 44,280       $ 127,920         $ 172,200
    1,250             4,600           5,850    Archstone Communities Trust                 33,375         122,820           156,195
        -             2,200           2,200    Arden Realty, Inc.                               -          62,590            62,590
      800             2,400           3,200    Avalonbay Communities, Inc.                 37,360         112,080           149,440
        -             2,500           2,500    BRE Properties, Inc., Class A                    -          77,775            77,775
      675             1,500           2,175    Camden Property Trust                       24,995          55,545            80,540
    1,325             2,100           3,425    CarAmerica Reality Corp.                    40,876          64,785           105,661
    1,000             9,800          10,800    Equity Residential Properties Trust         28,750         281,750           310,500
        -             1,100           1,100    Essex Property Trust, Inc.                       -          60,170            60,170
        -             1,700           1,700    Gables Residential Trust                         -          54,281            54,281
        -            10,400          10,400    HRPT Properties Trust                            -          92,040            92,040
        -             1,600           1,600    Post Properties, Inc.                            -          48,256            48,256
    1,600             5,700           7,300    United Dominion Realty Trust, Inc.          25,200          89,775           114,975
                                                                                      ----------------------------------------------
                                                                                          234,836       1,249,787         1,484,623
                                                                                      ----------------------------------------------
                                                                                                                                  -
                                               DIVERSIFIED - 3.1%                                                                 -
    2,700             2,700           5,400    Cousins Properties, Inc.                    66,852          66,852           133,704
        -             2,300           2,300    Glenborough Realty Trust, Inc.                   -          54,510            54,510
                                                                                      ----------------------------------------------
                                                                                           66,852         121,362           188,214
                                                                                      ----------------------------------------------
                                                                                                                                  -
                                               HOTELS - 4.5%                                                                      -
        -             2,500           2,500    FelCor Lodging Trust, Inc.                       -          45,875            45,875
        -             2,700           2,700    Hospitality Properties Trust                     -          98,550            98,550
    2,200             9,100          11,300    Host Marriott Corp.                         24,860         102,830           127,690
      125                 -             125    Starwood Hotels & Resorts Worldwide,
                                                Inc.                                        4,111               -             4,111
                                                                                      ----------------------------------------------
                                                                                           28,971         247,255           276,226
                                                                                      ----------------------------------------------
                                                                                                                                  -
                                               INDUSTRIAL - 7.0%                                                                  -
      800             3,300           4,100    AMB Property Corp.                          24,800         102,300           127,100
      275             1,100           1,375    CenterPoint Properties Corp.                15,953          63,811            79,764
    2,665             6,000           8,665    Prologis Trust                              69,290         156,000           225,290
                                                                                      ----------------------------------------------
                                                                                          110,043         322,111           432,154
                                                                                      ----------------------------------------------
                                                                                                                                  -
                                               MANUFACTURED HOMES - 2.4%                                                          -
        -             9,561           9,561    American Land Lease, Inc.                        -         145,805           145,805
                                                                                                                                  -
                                               MIXED - 5.4%                                                                       -
        -             3,900           3,900    Duke-Weeks Realty Corp                           -         112,905           112,905
        -             1,300           1,300    Kilroy Realty Corp.                              -          34,775            34,775
      475             2,200           2,675    Liberty Property Trust                      16,625          77,000            93,625
    1,525             2,000           3,525    Reckson Associates Realty Corp.             37,973          49,800            87,773
                                                                                      ----------------------------------------------
                                                                                           54,598         274,480           329,078
                                                                                      ----------------------------------------------
                                                                                                                                  -
                                               OFFICE - 15.4%                                                                     -
      925             3,100           4,025    Boston Properties, Inc.                     36,954         123,845           160,799
        -             3,600           3,600    Crescent Real Estate Equities Co.                -          67,320            67,320
    2,521            14,840          17,361    Equity Office Properties Trust              75,882         446,684           522,566
        -             1,700           1,700    Highwoods Properties, Inc.                       -          44,200            44,200
        -             2,400           2,400    Mack-Cali Realty Corp.                           -          84,360            84,360
      525             1,700           2,225    Prentiss Properties Trust                   16,669          53,975            70,644
                                                                                      ----------------------------------------------
                                                                                          129,505         820,384           949,889
                                                                                      ----------------------------------------------
                                                                                                                                  -
                                               REAL ESTATE MANAGEMENT &
                                               DEVELOPMENT - 6.4%
      875                 -             875    Alexandria Real Estate Equities, Inc.       43,172               -            43,172
      700                 -             700    CBL & Associates Properties, Inc.           28,350               -            28,350
      600                 -             600    Chelsea Property Group, Inc.                20,070               -            20,070
    1,500                 -           1,500    General Growth Properties, Inc.             76,500               -            76,500
    2,200                 -           2,200    iStar Financial, Inc.                       62,700               -            62,700
      475                 -             475    Pan Pacific Retail Properties, Inc.         16,235               -            16,235
      900                 -             900    St. Joe (The) Co.                           27,018               -            27,018
        -             4,900           4,900    Trammell Crow Co.*                               -          70,805            70,805
    3,025                 -           3,025    Trizec Properties, Inc.                     51,002               -            51,002
                                                                                          325,047          70,805           395,852

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (unaudited)

 COLUMBIA VIP       CRABBE HUSON
  REAL ESTATE       REAL ESTATE                                                        COLUMBIA VIP    CRABBE HUSON
EQUITY FUND II    INVESTMENT FUND                                                       REAL ESTATE     REAL ESTATE
   SHARES OR         SHARES OR     PRO FORMA                                          EQUITY FUND II  INVESTMENT FUND     PRO FORMA
      PAR               PAR         COMBINED                                               VALUE           VALUE          COMBINED
--------------    ---------------  ---------                                          --------------  ---------------     ---------
                                               REGIONAL MALLS - 11.3%
    1,850             6,400           8,250    Simon Property Group, Inc.                  68,154         235,776           303,930
        -             5,700           5,700    Taubman Centers, Inc.                            -          86,925            86,925
        -             2,500           2,500    The Rouse Co.                                    -          82,500            82,500
    1,500             3,300           4,800    Vornado Realty Trust                        69,300         152,460           221,760
                                                                                      ----------------------------------------------
                                                                                          137,454         557,661           695,115
                                                                                      ----------------------------------------------

                                               SELF STORAGE - 1.3%
      975             1,200           2,175    Public Storage, Inc.                        36,173          44,520            80,693

                                               STRIP CENTERS - 5.6%
        -             3,800           3,800    JDN Realty Corp.                                 -          47,500            47,500
      862             3,600           4,462    Kimco Realty Corp.                          28,868         120,564           149,432
        -             2,300           2,300    New Plan Realty Trust                            -          47,909            47,909
        -             3,400           3,400    Regency Centers Corp.                            -         100,810           100,810
                                                                                      ----------------------------------------------
                                                                                           28,868         316,783           345,651
                                                                                      ----------------------------------------------

                                               TRIPLE NET LEASE - 2.7%
        -             2,200           2,200    Capital Automotive Real Estate
                                                Investment Trust                                -          52,492            52,492
        -             7,000           7,000    Commercial Net Lease Realty                      -         112,000           112,000
                                                                                      ----------------------------------------------
                                                                                                -         164,492           164,492
                                                                                      ----------------------------------------------

                                               HEALTH CARE - 0.9%
                                               HEALTH CARE FACILITIES
        -             2,100           2,100    Sunrise Assisted Living, Inc.*                   -          56,280            56,280

                                               MATERIALS - 1.5%
                                               CONSTRUCTION MATERIALS
        -             2,400           2,400    Martin Marietta Materials, Inc.                  -          93,600            93,600

                                               PAPER & FOREST PRODUCTS - 2.1%
                                               PAPER PRODUCTS
      500                 -             500    Bowater, Inc.                               27,185               -            27,185
      900                 -             900    International Paper Co.                     39,222               -            39,222
    1,309                 -           1,309    Plum Creek Timber Co., Inc.                 40,186               -            40,186
      300                 -             300    Weyerhauser Co.                             19,155               -            19,155
                                                                                      ----------------------------------------------
                                                                                          125,748               -           125,748
                                                                                      ----------------------------------------------

                                               Total Common Stocks - 93.7% (cost
                                                $4,869,818)                             1,278,095       4,485,325         5,763,420

                                               SHORT-TERM OBLIGATIONS 6.7%

                                               Investment Company - 0.5%

    33,268                -                    J.P. Morgan U.S. Government Money
                                                Market Fund                                33,268                            33,268


                                               Repurchase Agreement - 6.2%
                                               Repurchase agreement with SBC
                                               Warburg Ltd., dated 6/28/02 due
                                               07/01/02 at 1.900%,
                                               collateralized by U.S. Treasury
                                               Bonds and Notes with various
                                               maturities to 2027, market value
                                               $391,988 (repurchase proceeds
                                               $383,061)

         -          383,000                    (cost of $383,000)                               -         383,000           383,000

                                                                                      ----------------------------------------------
                                               Total Short-term obligations
                                                (cost $416,268)                            33,268         383,000           416,268
                                                                                      ----------------------------------------------

                                               Total Investments - 100.4%(cost
                                                $5,286,086)                             1,311,363       4,868,325         6,179,688

                                               Net Other Assets and Liabilities -
                                                (0.4)%                                     (8,115)        (18,278)          (26,393)

                                                                                      ----------------------------------------------
                                               Net Assets - 100.0%                    $ 1,303,248     $ 4,850,047       $ 6,153,295
                                                                                      ----------------------------------------------

                                               * Non income producing security.

                                               Percentages are based on Net Assets of the Pro Forma combined.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
June 30, 2002 (unaudited)

 COLUMBIA VIP       CRABBE HUSON
  REAL ESTATE       REAL ESTATE                                                        COLUMBIA VIP    CRABBE HUSON
EQUITY FUND II    INVESTMENT FUND                                                       REAL ESTATE     REAL ESTATE
   SHARES OR         SHARES OR     PRO FORMA                                          EQUITY FUND II  INVESTMENT FUND     PRO FORMA
      PAR               PAR         COMBINED                                               VALUE           VALUE          COMBINED
--------------    ---------------  ---------                                          --------------  ---------------     ---------
    74,025               558,001

                                      NAME

                           American Depositary Receipt

                                                                      APPENDIX A

                        LIBERTY VARIABLE INVESTMENT TRUST

                              One Financial Center
                           Boston, Massachusetts 02111

                       Liberty Value Fund, Variable Series
                Stein Roe Global Utilities Fund, Variable Series
             Colonial International Fund for Growth, Variable Series
               Colonial U.S. Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                       Newport Tiger Fund, Variable Series
                  Liberty All-Star Equity Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
              Colonial High Yield Securities Fund, Variable Series
              Colonial International Horizons Fund, Variable Series
                  Colonial Global Equity Fund, Variable Series
            Crabbe Huson Real Estate Investment Fund, Variable Series
            Liberty Newport Japan Opportunities Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                 Rydex Financial Services Fund, Variable Series
                     Rydex Health Care Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series
                      Liberty Equity Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                Columbia Real Estate Equity Fund, Variable Series




                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 31, 2002





         The Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses, dated May 1, 2002 and December 31, 2002, and any supplements thereto, which may be obtained at no charge by calling Liberty Funds Distributor, Inc. ("LFD") at (800) 426-3750, or by contacting the applicable Participating Insurance Company (as defined in the Prospectuses), or the broker-dealers offering certain variable annuity contracts ("VA contracts") or variable life insurance policies ("VLI policies") issued by the Participating Insurance Company.

                                TABLE OF CONTENTS

ITEM                                                                                   PAGE
ORGANIZATION AND HISTORY............................................................     3
INVESTMENT MANAGEMENT AND OTHER SERVICES.............................................    4
         General.....................................................................    4
         Trust Charges and Expenses..................................................    7
         Principal Underwriter.......................................................   13
         Code of Ethics    ..........................................................   14
INVESTMENT RESTRICTIONS    ..........................................................   14
         Liberty Value Fund, Variable Series.........................................   14
         Stein Roe Global Utilities Fund, Variable Series............................   15
         Colonial International Fund for Growth, Variable Series.....................   16
         Colonial U.S. Growth & Income Fund, Variable Series.........................   17
         Colonial Strategic Income Fund, Variable Series.............................   18
         Newport Tiger Fund, Variable Series.........................................   19
         Liberty All-Star Equity Fund, Variable Series...............................   20
         Colonial Small Cap Value Fund, Variable Series..............................   22
         Colonial High Yield Securities Fund, Variable Series........................   23
         Colonial International Horizons Fund, Variable Series.......................   24
         Colonial Global Equity Fund, Variable Series................................   24
         Crabbe Huson Real Estate Investment Fund, Variable Series...................   25
         Liberty Newport Japan Opportunities Fund, Variable Series...................   26
         Liberty Select Value Fund, Variable Series..................................   27
         Rydex Financial Services Fund, Variable Series..............................   28
         Rydex Health Care Fund, Variable Series.....................................   29
         Liberty S&P 500 Index Fund, Variable Series.................................   30
         Liberty Equity Fund, Variable Series........................................   30
         Columbia High Yield Fund, Variable Series...................................   30
         Columbia Real Estate Equity Fund, Variable Series...........................   30
MORE FACTS ABOUT THE TRUST ..........................................................   31
         Organization................................................................   31
         Trustees and Officers.......................................................   31
         Trustee Positions ..........................................................   36
         Approving the Investment Advisory Contract..................................   36
         Compensation of Trustees....................................................   38
         Principal Holders of Securities.............................................   44
         Custodian...................................................................   54
OTHER CONSIDERATIONS       ..........................................................   54
         Portfolio Turnover..........................................................   54
         Suspension of Redemptions...................................................   55
         Valuation of Securities.....................................................   55
         Portfolio Transactions......................................................   56
         Information About the Standard & Poor's 500 Composite.......................   68
         Stock Price Index ..........................................................   68
DESCRIPTION OF CERTAIN INVESTMENTS...................................................   68
INVESTMENT PERFORMANCE     ..........................................................   86
INDEPENDENT ACCOUNTANTS, INDEPENDENT AUDITORS
AND FINANCIAL STATEMENTS   ..........................................................   92

                            ORGANIZATION AND HISTORY

      Liberty Variable Investment Trust (the "Trust"), a business trust organized under the Laws of Massachusetts in 1993, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust is permitted to offer separate series and different classes of shares. The Trust currently offers two separate classes of shares, Class A shares and Class B shares. Class B shares differ from Class A shares solely in that Class B shares have a fee pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ("1940 Act"), which is used for certain shareholder services and distribution expenses. Sales of shares of each class are made without a sales charge at each Fund's per share net asset value.

      The Trust currently offers twenty Funds: Liberty Value Fund, Variable Series ("Value Fund"); Stein Roe Global Utilities Fund, Variable Series ("Global Utilities Fund"); Colonial International Fund for Growth, Variable Series ("International Fund"); Colonial U.S. Growth & Income Fund, Variable Series ("U.S. Growth Fund"); Colonial Strategic Income Fund, Variable Series ("Strategic Income Fund"); Newport Tiger Fund, Variable Series ("Tiger Fund"); Liberty All-Star Equity Fund, Variable Series ("All-Star Equity Fund"); Colonial Small Cap Value Fund, Variable Series ("Small Cap Fund"); Colonial High Yield Securities Fund; Variable Series ("High Yield Fund"); Colonial International Horizons Fund, Variable Series, ("International Horizons Fund"); Colonial Global Equity Fund, Variable Series ("Global Equity Fund"); Crabbe Huson Real Estate Investment Fund, Variable Series ("Real Estate Fund"); Liberty Newport Japan Opportunities Fund, Variable Series ("Japan Opportunities Fund"); Liberty Select Value Fund, Variable Series ("Select Value Fund"); Rydex Financial Services Fund, Variable Series ("Financial Services Fund"); Rydex Health Care Fund, Variable Series ("Health Care Fund"); Liberty S&P 500 Index Fund, Variable Series ("500 Index Fund"); Liberty Equity Fund, Variable Series ("Equity Fund"); Columbia High Yield Fund, Variable Series ("Columbia High Yield Fund"); and Columbia Real Estate Equity Fund, Variable Series ("Real Estate Equity Fund"). The Trust may add or delete Funds and/or classes of shares from time to time. The Trust commenced operations on July 1, 1993. Each Fund, except the International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund, is a diversified series of the Trust, each representing the entire interest in a separate series of the Trust. The International Fund, International Horizons Fund, Financial Services Fund and Health Care Fund are non-diversified series of the Trust, each representing the entire interest in a separate series of the Trust.

      Effective November 15, 1997, the Trust changed its name from "Keyport Variable Investment Trust" to its current name. Effective November 15, 1997, the Value Fund changed its name from "Colonial-Keyport Growth and Income Fund" to "Colonial Growth and Income Fund, Variable Series." Effective June 1, 2000 the Value Fund changed its name from "Colonial Growth and Income Fund, Variable Series" to its current name. Effective November 15, 1997, the Global Utilities Fund changed its name from "Colonial-Keyport Utilities Fund" to its current name. Effective November 15, 1997, the International Fund changed its name from "Colonial-Keyport International Fund for Growth" to its current name. Effective May 1, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Fund for Growth" to "Colonial-Keyport U.S. Stock Fund." Effective November 15, 1997, the U.S. Growth Fund changed its name from "Colonial-Keyport U.S. Stock Fund" to "Colonial U.S. Stock Fund, Variable Series." Effective June 1, 1999, the U.S. Growth Fund changed its name from "Colonial U.S. Stock Fund, Variable Series" to its current name. Effective November 15, 1997 the Strategic Income Fund changed its name from "Colonial-Keyport Strategic Income Fund" to its current name. Effective November 15, 1997 the Tiger Fund changed its name from "Newport-Keyport Tiger Fund" to its current name.

      The Equity Fund, the Columbia High Yield Fund and the Real Estate Equity Fund are the successors to the Galaxy VIP Equity Fund, the Galaxy VIP Columbia High Yield Fund II and the Galaxy VIP Columbia Real Estate Equity Fund II, respectively (each a "Predecessor Fund"), each a series of The Galaxy VIP Fund, a Massachusetts business trust organized on May 27, 1992. In March 2003, the Predecessor Funds are expected to be reorganized as series of the Trust. Class A shares of the Equity Fund, the Columbia High Yield Fund and the Real Estate Equity Fund will be issued in exchange for shares of the Predecessor Funds.

         The Trustees of the Trust ("Board of Trustees") monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and

VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of owners may differ. Additional information regarding such differing interests and related risks are described in the Prospectuses under "MIXED AND SHARED FUNDING."

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

GENERAL

      Liberty Advisory Services Corp. ("LASC") serves as Manager to the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund, and 500 Index Fund pursuant to investment advisory agreements between the Trust on behalf of each of these Funds and LASC (the "LASC Management Agreements"). LASC is a direct wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), which is an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston").

      Columbia Management Co. ("CMC") serves as Manager to the Columbia High Yield Fund and the Real Estate Equity Fund pursuant to investment advisory agreements between the Trust on behalf of these Funds and CMC (the "CMC Management Agreements"). CMC is an indirect wholly owned subsidiary of Columbia Management Group, Inc. ("Columbia"), which is an indirect wholly owned subsidiary of FleetBoston.

      Fleet Investment Advisors Inc. ("FIA") serves as Manager to the Equity Fund pursuant to an investment advisory agreement between the Trust on behalf of the Equity Fund and FIA (the "FIA Management Agreement"). FIA is an indirect wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of each of the Value Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund have entered into separate Sub-Advisory Agreements (the "Colonial Sub-Advisory Agreements") with Colonial Management Associates, Inc. ("Colonial"). Colonial is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of the Global Utilities Fund, have entered into a separate Sub-Advisory Agreement (the "Stein Roe Sub-Advisory Agreement") with Stein Roe & Farnham Incorporated ("Stein Roe"). Stein Roe is a direct wholly owned subsidiary of LFG.

      LASC and the Trust, on behalf of each of the Tiger Fund and Japan Opportunities Fund, have entered into a separate Sub-Advisory Agreement (the "Newport Sub-Advisory Agreement") with Newport Fund Management, Inc. ("Newport"). Newport is an indirect wholly owned subsidiary of FleetBoston.

      LASC and the Trust, on behalf of the Real Estate Fund, have entered into a separate Sub-Advisory Agreement (the "Crabbe Huson Sub-Advisory Agreement," and collectively, with the Colonial Sub-Advisory Agreements, the Stein Roe Sub-Advisory Agreement and the Newport Sub-Advisory Agreement, the "Sub-Advisory Agreements") with Crabbe Huson Group, Inc. ("Crabbe Huson"). Crabbe Huson is an indirect wholly owned subsidiary of FleetBoston.

      Liberty Asset Management Company ("LAMCO") sub-advises the All-Star Equity Fund pursuant to the Management Agreement for such Fund (to which LAMCO is a party). All-Star Equity Fund's investment program is based upon LAMCO's multi-manager concept. LAMCO allocates the Fund's portfolio assets on an equal basis among a number of independent investment management organizations ("Portfolio Managers") -- currently five in number -- each of which employs a different investment style. LAMCO periodically rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. Each Portfolio Manager provides these services under a Portfolio Management Agreement (the "Portfolio Management Agreements") among the Trust, on behalf of the All-Star Equity Fund, LAMCO and such Portfolio Manager.

      All-Star Equity Fund's current Portfolio Managers are:

            Mastrapasqua & Associates
            Oppenheimer Capital
            Boston Partners Asset Management, L.P.
            Schneider Capital Management Corporation
            TCW Investment Management Company

      Rydex Global Advisors ("Rydex") sub-advises the Financial Services Fund and the Health Care Fund pursuant to the Management Agreement for such Funds and a Portfolio Management Agreement among the Trust, on behalf of the Financial Services Fund and the Health Care Fund, Colonial and Rydex.

      SSgA Funds Management, Inc. ("SSgA") sub-advises the 500 Index Fund pursuant to the Management Agreement for the 500 Index Fund and a Portfolio Management Agreement among the Trust on behalf of the 500 Index Fund, Colonial and SSgA.

      LASC. LFG owns all of the outstanding common stock of LASC. LASC's address is One Financial Center, Boston, Massachusetts 02111. The directors and the principal executive officer of LASC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      CMC. Columbia owns all of the outstanding common stock of CMC. CMC's address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207. The directors and the principal executive officer of CMC are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Fleet Investment Advisors. Columbia owns all of the outstanding common stock of FIA. FIA's address is 100 Federal Street, Boston, Massachusetts 02110. The directors and the principal executive officer of FIA are: Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Colonial and Colonial's Portfolio Managers. LFG, One Financial Center, Boston, Massachusetts 02111, owns all of the outstanding common stock of Colonial. LFG is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Colonial are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the Financial Services Fund and the Health Care Fund:

      - Rydex. Rydex, an investment advisor since 1993, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The trustees and the principal executive officer of Rydex are Albert P. Viragh, Jr. (principal executive officer and trustee), Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville and Roger Somers. Mr. Viragh owns a controlling interest in Rydex. As of February 28, 2002, Rydex managed over $5.4 billion in assets.

      As of the date of this SAI, the following entity serves as Colonial's Portfolio Manager for the 500 Index Fund:

      - SSgA. SSgA, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which has, as a result of a change in federal law, succeeded to most or all of the registered investment company business of State Street Global Advisors as of May, 2001. As of February 28, 2002, State Street Global Advisors had approximately $772.1 billion in assets under management. Timothy B. Harbert and Mitchell H.

            Shames are Directors of SSgA and are therefore considered controlling persons. SSgA is a subsidiary of State Street Corporation.

      Stein Roe. Stein Roe, One South Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Stein Roe are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Newport. Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, California 94104, owns 75.1% of the outstanding common stock of Newport as of December 31, 2001. Columbia, which is an indirect wholly owned subsidiary of FleetBoston, owns the balance. Liberty Newport Holdings, Ltd. ("LNH") owns all of the outstanding common stock of Newport Pacific. Columbia owns all of the outstanding stock of LNH. The directors and the principal executive officer of Newport are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      Crabbe Huson. Crabbe Huson, 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, is a wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of Crabbe Huson are Keith T. Banks (principal executive officer and director), Joseph R. Palombo, and Roger Sayler.

      LAMCO and LAMCO's Portfolio Managers. LAMCO, One Financial Center, Boston, Massachusetts 02111, is an indirect wholly owned subsidiary of FleetBoston. The directors and the principal executive officer of LAMCO are Keith T. Banks (principal executive officer and director), Joseph R. Palombo and Roger Sayler.

      As of the date of this SAI, the following entities serve as LAMCO's Portfolio Managers for the All-Star Equity Fund:

      - Mastrapasqua & Associates. Mastrapasqua, an investment advisor since 1993, located at 814 Church Street, Suite 600, Nashville, Tennessee 37203, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be controlling persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of February 28, 2002, Mastrapasqua managed $1.7 billion in assets.

      - Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Colin Glinsman. As of December 31, 2001, Oppenheimer Capital managed over $36 billion in assets.

      - Boston Partners Asset Management, L.P. Boston Partners Asset Management, L.P. ("Boston Partners"), an investment advisor since 1995, is located at 28 State Street, 21st Floor, Boston, Massachusetts 02109. The sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond
            J. Heathwood is the President of Boston Partners, Inc. As of February 28, 2002, Boston Partners managed $10.1 billion in assets.

      - Schneider Capital Management Corporation. Schneider Capital Management Corporation ("Schneider"), an investment advisor since 1996, is located at 460 East Swedesford Road, Wayne, Pennsylvania 19087 and is an independently owned firm. Schneider's principal executive officer and sole director is Arnold C. Schneider III. Schneider is 100% employee-owned. As of February 28, 2002, Schneider managed over $1.9 billion in assets.

      - TCW Investment Management Company. Societe Generale S.A. ("Societe Generale") through its wholly owned subsidiary, Societe Generale Asset Management, S.A. ("SGAM"), purchased The TCW Group Inc. ("The TCW Group") and its subsidiaries, including TCW Investment Management Company ("TCW").

            TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017. Established in 1971, The TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. SGAM owns 51% of The TCW Group. SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of The TCW Group own the remaining 49% of the company. Under the terms of the agreement between The TCW Group and SGAM, SGAM will acquire an additional 19% interest in The TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of February 28, 2002, TCW and its affiliates had $86.7 billion in assets under management or committed to management.

      The LASC Management Agreements, the CMC Management Agreements, the FIA Management Agreement, the Sub-Advisory Agreements and the Portfolio Management Agreements provide that none of LASC, CMC, FIA, Colonial, Stein Roe, Newport, Crabbe Huson, LAMCO or LAMCO's Portfolio Managers, Rydex or SSgA (collectively, the "Advisors"), nor any of their respective directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of any Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by LASC, CMC, FIA or such Advisor of its respective duties under such agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of LASC, CMC, FIA or such Advisor, in the performance of its respective duties or from reckless disregard by such Advisor of its respective obligations and duties thereunder.

TRUST CHARGES AND EXPENSES

      Class B shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999, and Class A shares for International Horizons Fund, Global Equity Fund and Real Estate Fund commenced investment operations on June 1, 2000. Class A and Class B shares for Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000. Class B shares for all Funds, except for International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund, 500 Index Fund, Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund commenced investment operations on June 1, 2000. The Predecessor Funds to each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund commenced operations on January 11, 1993, March 3, 1998 and March 3, 1998, respectively. As of the date of this SAI, Class B shares for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund had not commenced investment operations.

MANAGEMENT FEES. Each Fund listed below paid management fees to LASC as follows during each year in the three-year period ended December 31, 2001, pursuant to the LASC Management Agreements described in the Prospectuses:


                                     2001           2000           1999
                                     ----           ----           ----
Value Fund:                      $1,145,972     $1,217,773     $1,157,822
Global Utilities Fund:              486,048        720,174        554,892
International Fund:                 431,211        642,065        569,988
U.S. Growth Fund:                 1,602,928      1,645,625      1,429,390
Strategic Income Fund:              947,802      1,028,637        971,490
Tiger Fund:                         348,282        446,975        277,720
All-Star Equity Fund:               499,847        541,468        493,641
Small Cap Fund:                     118,056         53,931         18,928
High Yield Fund:                    144,771        112,673         61,532
International Horizons Fund:         89,594        101,318         27,964
Global Equity Fund:                  75,122         89,670         31,164
Real Estate Fund:                    46,705         30,938         11,210
Japan Opportunities Fund:            18,388         17,254             --
Select Value Fund:                   65,748         11,300             --
Financial Services Fund:             31,457          8,024             --
Health Care Fund:                    53,289         10,940             --
500 Index Fund:                      83,290         18,998             --

The Predecessor Fund to each Fund listed below paid management fees to CMC as follows during each year in the three-year period ended December 31, 2001:


                                2001        2000        1999
                                ----        ----        ----
Columbia High Yield Fund:     $13,707     $13,920     $14,268
Real Estate Equity Fund:        8,112       7,764       6,980

The Predecessor Fund to the Equity Fund paid management fees to FIA as follows during each year in the three-year period ended December 31, 2001:


                   2001         2000         1999
                   ----         ----         ----
Equity Fund:     $697,948     $950,479     $765,471

CERTAIN ADMINISTRATIVE EXPENSES. Prior to July 1, 2001, the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund paid Colonial or an affiliate thereof an additional fee for pricing and bookkeeping services in the annual amount of $27,000 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates:
0.04% on the next $550 million; 0.03% on the next $400 million; and 0.025% on the excess over $1 billion of the average daily net assets of the Fund for such month. Effective July 1, 2001, Colonial entered a separate agreement ("Outsourcing Agreement"). Under the Outsourcing Agreement, Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

      Prior to July 1, 2002, The Galaxy VIP Fund, of which the Predecessor Funds were series, paid PFPC Inc. ("PFPC") or an affiliate thereof a fee for statistical and research data, clerical, accounting and bookkeeping services, internal auditing services, computation of net asset value and net income, preparation of annual and semi-annual reports to the Securities Exchange Commission, federal and state tax returns, and filings with state securities commissions, and transfer agency services. The Galaxy VIP Fund paid PFPC a monthly fee at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of all funds that were series of The Galaxy VIP

Fund, plus 0.078% of the next $1.5 billion of the combined average daily net assets, plus 0.073% of the combined average daily net assets in excess of $2.5 billion. For the fiscal year ended December 31, 2001, the Predecessor Funds paid PFPC fees at the annual rate of 0.085% of each Predecessor Fund's average daily net assets. In addition, PFPC received a separate annual fee from each Predecessor Fund for certain fund accounting services and was paid by each Predecessor Fund for custody services provided by the Predecessor Funds' custodian.

      Under its pricing and bookkeeping agreement with the Funds, Colonial receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and
- in any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides accounting and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides accounting and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      The Funds reimburse Colonial for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

      During each year in the three-year period ended December 31, 2001 each Fund listed below made payments as follows to Colonial or an affiliate thereof for pricing and bookkeeping services:

                                   2001       2000         1999
                                   ----       ----         ----
Value Fund:                      $74,777     $74,890     $74,390
Global Utilities Fund:            36,680      50,009      40,059
International Fund:               19,004      34,377      31,946
U.S. Growth Fund:                 83,138      86,096      74,490
Strategic Income Fund:            63,061      64,709      63,800
Tiger Fund:                       18,858      27,000      27,000
All-Star Equity Fund:             31,011      33,902      31,497
Small Cap Fund:                   18,389      27,000      27,000
High Yield Fund:                  18,389      27,000      27,000
International Horizons Fund:      18,389      27,000      15,750
Global Equity Fund:               18,389      27,000      15,750
Real Estate Fund:                 18,523      27,000      15,750
Japan Opportunities Fund:         18,494      16,229          --
Select Value Fund:                18,494      16,229          --
Financial Services Fund:          18,973      15,750          --
Health Care Fund:                 18,494      16,229          --
500 Index Fund:                   18,494      16,229          --

      During each year in the three-year period ended December 31, 2001, PFPC received the following administration fees from the Predecessor Funds to each Fund listed below:

                                2001         2000          1999
                                ----         ----          ----
Equity Fund:                  $117,558     $146,732     $128,840
Columbia High Yield Fund:       31,365       33,065       31,920
Real Estate Equity Fund:        27,663       39,932       36,466

      In addition, each Fund pays Colonial or an affiliate thereof an additional fee for transfer agent services in the amount of $7,500 per year, payable in monthly installments of $625. The foregoing fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month. During each year in the three-year period ended December 31, 2001, each Fund listed below made payments as follows to Colonial or an affiliate thereof for transfer agent services:

                                  2001       2000       1999
                                  ----       ----       ----
Value Fund:                      $7,500     $7,500     $7,500
Global Utilities Fund:            7,500      7,500      7,500
International Fund:               7,500      7,500      7,500
U.S. Growth Fund:                 7,500      7,500      7,500
Strategic Income Fund:            7,500      7,500      7,500
Tiger Fund:                       7,500      7,500      7,500
All-Star Equity Fund:             7,500      7,499      7,500
Small Cap Fund:                   7,500      7,500      7,500
High Yield Fund:                  7,500      7,500      7,500
International Horizons Fund:      7,500      7,500      4,375
Global Equity Fund:               7,500      7,500      4,375
Real Estate Fund:                 7,500      7,500      4,375
Japan Opportunities Fund:         7,500      4,508         --
Select Value Fund:                7,500      4,508         --
Financial Services Fund:          7,500      4,375         --
Health Care Fund:                 7,500      4,375         --
500 Index Fund:                   7,500      4,508         --

During each year in the three-year period ended December 31, 2001, PFPC received the following fees for transfer agency services from the Predecessor Funds to each Fund listed below:

                               2001       2000       1999
                               ----       ----       ----
Equity Fund:                  $5,000     $1,167       --
Columbia High Yield Fund:      5,000      1,167       --
Real Estate Equity Fund:       5,000      1,167       --


12B-1 FEES. During each year in the three-year period ended December 31, 2001, each Fund listed below paid LFD distribution fees as follows, as described in the Prospectuses:

                                    2001        2000        1999
                                    ----        ----        ----
Value Fund:                       $11,431     $   295          --
Global Utilities Fund:                  2           2          --
International Fund:                     2           1          --
U.S. Growth Fund:                  34,516       2,124          --
Strategic Income Fund:             29,568       2,006          --
Tiger Fund:                         3,582         658          --

                                    2001        2000        1999
                                    ----        ----        ----
All-Star Equity Fund:               9,903       1,496          --
Small Cap Fund:                    16,271       1,641          --
High Yield Fund:                   13,469         797          --
International Horizons Fund:       23,554      27,493     $ 6,601
Global Equity Fund:                19,806      23,603       7,044
Real Estate Fund:                  11,585       7,607       2,415
Japan Opportunities Fund:           3,732       3,222          --
Select Value Fund:                 23,260       3,798          --
Financial Services Fund:            8,884       2,157          --
Health Care Fund:                  13,037       2,518          --
500 Index Fund:                    52,682      11,552          --
Equity Fund:(1)                        --          --          --
Columbia High Yield Fund: (1)          --          --          --
Real Estate Equity Fund: (1)           --          --          --

(1) The Predecessor Funds to each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund did not incur 12b-1 fees.

EXPENSE LIMITATIONS. The Advisor and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of each of Class A and Class B share average daily net asset value per annum:

U.S. Growth Fund:                                1.00%
Strategic Income Fund:                           1.00%
All-Star Equity Fund:                            1.00%
Small Cap Fund:                                  1.10%
High Yield Fund:                                 0.95%
Japan Opportunities Fund:                        1.85%
Select Value Fund:                               1.10%
Financial Services Fund:                         1.45%
Health Care Fund:                                1.60%
500 Index Fund:                                  0.75%

      The Advisor will first reimburse the Class B distribution fee of up to 0.25% to reach the above stated limits on Class B expenses. If, after reimbursing the distribution fee, Class B expenses are above the expense limit, the Advisor will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit. If additional reimbursement is still needed to reach the expense limits, the Advisor will then waive a portion of its management fee to reach the above stated limits.

      The Advisor has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, 12b-1 fees, brokerage fees and extraordinary expenses, incurred by each of the following Funds in excess of the following percentages of average daily net asset value per annum:

International Horizons Fund:                     1.15%
Global Equity Fund:                              1.15%
Real Estate Fund:                                1.20%

These arrangements may be terminated or modified by the Advisor or LFD at any time.

FEES OR EXPENSES WAIVED OR BORNE BY LASC

                                   2001          2000         1999
                                   ----          ----         ----
All-Star Equity Fund:            $     77     $ 15,896           --
Small Cap Fund:                    32,441       55,429     $ 63,222
High Yield Fund:                       --       11,685       49,549
International Horizons Fund:      153,064       42,341       28,328
Global Equity Fund:               136,366       48,980       27,096
Real Estate Fund:                  84,041       51,233       31,663
Japan Opportunities Fund:          44,809       38,372           --
500 Index Fund:                    58,371       17,830           --
Select Value Fund:                 44,763       21,529           --
Financial Services Fund:           48,627       27,947           --
Health Care Fund:                  40,614       28,416           --

FEES OR EXPENSES REIMBURSED BY CMC WITH RESPECT TO THE PREDECESSOR FUNDS TO THE FUNDS LISTED


                                2001        2000        1999
                              -------     -------     -------
Columbia High Yield Fund:     $46,428     $42,044     $39,207
Real Estate Equity Fund:       37,202      36,477      30,632

FEES OR EXPENSES WAIVED OR BORNE BY LFD


                                2001        2000
                              -------     -------
Strategic Income Fund:        $11,410     $   229
All-Star Equity Fund:           9,903       1,496
Small Cap Fund:                16,271       1,641
High Yield Fund:               12,641         797
Japan Opportunities Fund:       3,732       3,222
U.S. Growth Fund:              29,162       1,142
500 Index Fund:                52,682      11,552
Select Value Fund:             23,260       3,798
Value Fund:                        --          45
Financial Services Fund:        8,884       2,157
Health Care Fund:              13,037       2,518

* There were no fees waived or borne by LFD for the year ended December 31, 1999 for any of the Funds.

SALES-RELATED EXPENSES

      Sales-related expenses of LFD relating to the Class B shares of the Value Fund, Global Utilities Fund, International Fund, U.S. Growth Fund, Strategic Income Fund, Tiger Fund, All-Star Equity Fund, Small Cap Fund, High Yield Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund for the year ended December 31, 2001 are listed in the tables below. No expense information is provided for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund because the Predecessor Funds did not offer Class B shares.

                                                                                    Global        International
                                                                 Value Fund     Utilities Fund         Fund
                                                                 ----------     --------------         ----
Fees to Financial Service Firms (FSFs)                             $9,076             $3             $35,631
Cost of sales material relating to the Fund
  (including printing and mailing expenses)                        25,635              0                     0

                                                                                    Global        International
                                                                 Value Fund     Utilities Fund         Fund
                                                                 ----------     --------------         ----
Allocated travel, entertainment and other
   promotional expenses (including advertising)                    14,677              0                     0

                                                  U.S. Growth  Strategic
                                                      Fund     Income Fund  Tiger Fund
                                                      ----     -----------  ----------
Fees to Financial Service Firms (FSFs)              $27,969     $23,813     $ 3,642
Cost of sales material relating to the Fund
  (including printing and mailing expenses)          75,697      56,937       1,757
Allocated travel, entertainment and other
   promotional expenses (including advertising)      43,340      32,599       1,006


                                                   All-Star    Small Cap   High Yield
                                                  Equity Fund     Fund        Fund
                                                  -----------     ----        ----
Fees to Financial Service Firms (FSFs)              $ 8,130     $13,310     $10,712
Cost of sales material relating to the Fund
  (including printing and mailing expenses)          11,375      26,836      45,994
Allocated travel, entertainment and other
   promotional expenses (including advertising)       6,513      15,365      26,333


                                                  International
                                                     Horizons    Global Equity  Real Estate
                                                       Fund           Fund         Fund
                                                       ----           ----         ----
Fees to Financial Service Firms (FSFs)                $19,398       $16,427       $9,503
Cost of sales material relating to the Fund
  (including printing and mailing expenses)             215           113          2,763
Allocated travel, entertainment and other
   promotional expenses (including advertising)         123            65          1,582

                                                     Japan                       Financial
                                                  Opportunities  Select Value    Services
                                                     Fund           Fund            Fund
                                                     ----           ----            ----
Fees to Financial Service Firms (FSFs)               $3,072         $18,218       $7,138
Cost of sales material relating to the Fund
  (including printing and mailing expenses)              40          35,100       10,502
Allocated travel, entertainment and other
   promotional expenses (including advertising)          23          20,096        6,013

                                                   Health Care     500 Index
                                                      Fund           Fund
                                                      ----           ----
Fees to Financial Service Firms (FSFs)               $10,562        $42,490
Cost of sales material relating to the Fund
  (including printing and mailing expenses)           13,847         78,696
Allocated travel, entertainment and other
   promotional expenses (including advertising)        7,928         45,057

PRINCIPAL UNDERWRITER

      LFD, located at One Financial Center, Boston, MA 02111, serves as the principal underwriter to the Funds. LFD is an affiliate of LASC, CMC and FIA.

      The Trustees have approved a Distribution Plan and Agreement ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of the Funds. Under the Plan, the Funds pay the distributor a monthly distribution fee at the aggregate annual rate of up to 0.25% of each Fund's Class B share's average daily net assets. The distributor has agreed to waive the fee for some of the Funds to an amount so that the Class B share expenses (including the distribution fee) of these Funds do not exceed the limits as described above under Expense Limitations. The distributor may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution fees are payable regardless of the amount of the distributor's expenses, the distributor may realize a profit from the fees.

      The Plan authorizes any other payments by the Funds to the distributor and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of fund shares.

      The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund's shares, on 60 days' written notice to the distributor. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

CODE OF ETHICS

      The Funds, the Advisors, the Sub-Advisors and LFD have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. This Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. This Code of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. This Code is also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                             INVESTMENT RESTRICTIONS

      The investment restrictions specified below with respect to each Fund as "FUNDAMENTAL INVESTMENT Policies" have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectuses and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

      Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For purposes of the diversification requirement of the 1940 Act, the issuer with respect to a security is the entity whose revenues support the security.

VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. Value Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL UTILITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. Global Utilities Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      5. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Global Utilities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions (this restriction does not apply to securities purchased on a when-issued basis or to margin deposits in connection with futures or options transactions);

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      4. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      5.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets;

      4. With respect to 75% of total assets, purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

      5. Purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund's aggregate investment in such securities would exceed 5% of total assets;

      6. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      7. Acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition; or

      8. Acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer's equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer's debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

U.S. GROWTH FUND

      FUNDAMENTAL INVESTMENT POLICIES. U.S. Growth Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry; and

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of U.S. Growth Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3.    Invest more than 15% of its net assets in illiquid assets; or

      4. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.

STRATEGIC INCOME FUND

      FUNDAMENTAL INVESTMENT POLICIES. Strategic Income Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      7. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Strategic Income Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; or

      4.    Invest more than 15% of its net assets in illiquid assets.

TIGER FUND

      FUNDAMENTAL INVESTMENT POLICIES. Tiger Fund may not:

      1. Concentrate more than 25% of the Funds total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets purchase the securities of any issuer, if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer;

      2. Underwrite securities issued by others except when disposing of portfolio securities;

      3. Purchase and sell futures contracts and related options if the total initial margin and premiums exceed 5% of its total assets;

      4. Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions it may borrow up to 20% of the net value of its assets to meet redemptions. The Fund will not make other investments while such borrowings referred to above in this item are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.);

      5. Make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by obligations of the United States or any agency or instrumentality thereof;

      6. Issue senior securities except as provided in paragraph 4. above and to the extent permitted by the 1940 Act; and

      7. Own real estate unless such real estate is acquired as the result of owning securities and does not constitute more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Tiger Fund, which may be changed without a shareholder vote, the Fund may not:

      1.    Invest in companies for the purpose of exercising control;

      2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

      3. Participate on a joint and several basis in any securities trading account;

      4.    Write or trade in put or call options;

      5. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      6. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; or

      7.    Engage in short sales of securities.

ALL-STAR EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. All-Star Equity Fund may not:

      1. Issue senior securities, except as permitted by paragraph 2. below and to the extent permitted by the 1940 Act;

      2. Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that the Fund maintains asset coverage of 300% with respect to all such borrowings;

      3. Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of the Fund's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecation for this purpose;

      4. Act as an underwriter of securities of other issuers, except when disposing of securities;

      5. Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

      6. Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days;

      7. Invest in commodities or in commodity contracts (except stock index futures and options);

      8. Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities;

      9. Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment;

      10.   Purchase securities of any one issuer, if

                  (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% of the Fund's total assets may be invested without regard to this limitation; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund, except that up to 25% of the Fund's total assets may be invested without regard to this limitation;

      11. Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization;

      12. Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale, or which is not readily marketable, if more than 10% of the net assets of the Fund, taken at market value, would be invested in such securities;

      13. Invest for the purpose of exercising control over or management of any company; or

      14. Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of the Fund's total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of All-Star Equity Fund, which may be changed without a shareholder vote, the Fund may not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

SMALL CAP FUND

      FUNDAMENTAL INVESTMENT POLICIES. Small Cap Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of Small Cap Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

      3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and

      4.    Invest more than 15% of its net assets in illiquid assets.

HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. High Yield Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

      4. Underwrite securities issued by others only when disposing of portfolio securities;

      5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and

      6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of High Yield Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its net assets in illiquid assets.

INTERNATIONAL HORIZONS FUND

      FUNDAMENTAL INVESTMENT POLICIES. International Horizons Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of International Horizons Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

GLOBAL EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Global Equity Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4. Not concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Global Equity Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

REAL ESTATE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Real Estate Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. With respect to 75% of total assets not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer; and

      6. Own real estate if it is acquired as the result of owning securities and not more than 5% of total assets; provided that the Fund may invest in securities that are secured by real estate or interest therein and may purchase and sell mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Real Estate Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Purchase and sell futures contracts and related options if the total initial margin and premiums required to establish non-hedging positions exceed 5% of its total assets;

      3. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      4.    Invest more than 15% of its assets in illiquid assets.

JAPAN OPPORTUNITIES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Japan Opportunities Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Japan Opportunities Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

SELECT VALUE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Select Value Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Select Value Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

FINANCIAL SERVICES FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Financial Services Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Financial Services Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

HEALTH CARE FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Health Care Fund may:

      1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

      2. Underwrite securities issued by others only when disposing of portfolio securities;

      3. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

      4.    Concentrate more than 25% of its total assets in any one industry;

      5. Only own real estate acquired as the result of owning securities and not more than 5% of total assets; and

      6. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the Health Care Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

500 INDEX FUND

      FUNDAMENTAL INVESTMENT POLICIES. The 500 Index Fund may:

      1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

      2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

      3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums on contracts do not exceed 5% of total assets;

      4. Not issue senior securities except as provided in paragraph 1. above and to the extent permitted by the 1940 Act;

      5. Underwrite securities issued by others only when disposing of portfolio securities;

      6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

      7. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

      OTHER INVESTMENT POLICIES. As non-fundamental investment policies of the 500 Index Fund, which may be changed without a shareholder vote, the Fund may not:

      1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

      2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

      3.    Invest more than 15% of its net assets in illiquid assets.

EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Equity Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by FIA) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and
            (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the Securities Act of 1933, as amended, (the "1933 Act"), except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

      In addition to the above limitations, the Equity Fund may:

      13. Purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies.

      14. Invest up to 20% of its total assets in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts.

COLUMBIA HIGH YIELD FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Columbia High Yield Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by CMC) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and
            (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

REAL ESTATE EQUITY FUND

      FUNDAMENTAL INVESTMENT POLICIES. The Real Estate Equity Fund may not:

      1. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

      2. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by CMC) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.

      3. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

      4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
            (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

      5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that
            (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Fund will invest at least 80% of its net assets in the equity securities of companies principally engaged in the real estate industry.

      6. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

      7. Act as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      8. Purchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships.

      9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the Fund may enter into futures contracts and options on futures contracts; and (ii) the Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

      10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and
            (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies.

      11. Invest in companies for the purpose of exercising management or control.

      12. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.

      In addition to the restrictions set forth above, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

      If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.

      Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

                           MORE FACTS ABOUT THE TRUST

ORGANIZATION

      The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

      The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

      The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental investment policies.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust's shareholders are the separate accounts of Participating Insurance Companies, Columbia, and, in certain cases, the general account of Keyport Life Insurance Company ("Keyport"). However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund is also believed to be remote.

TRUSTEES AND OFFICERS

      The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations, the number of portfolios overseen by each Trustee and other directorships they have held during at least the last five years are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)        Trustee          2000                 President of UAL                103            None
P.O. Box 66100                                                          Loyalty Services and
Chicago, IL 60666                                                       Executive Vice
                                                                        President of United
                                                                        Airlines (airline)
                                                                        since September,
                                                                        2001 (formerly
                                                                        Executive Vice
                                                                        President from July,
                                                                        1999 to September,
                                                                        2001); Chief
                                                                        Financial Officer of
                                                                        United Airlines
                                                                        since July, 1999;
                                                                        Senior Vice
                                                                        President and Chief
                                                                        Financial Officer of
                                                                        UAL, Inc. prior
                                                                        thereto.

Janet Langford Kelly (Age 44)     Trustee          2000                 Executive Vice                  103            None
One Kellogg Square                                                      President-Corporate
Battle Creek, MI 49016                                                  Development and
                                                                        Administration,
                                                                        General Counsel and
                                                                        Secretary, Kellogg
                                                                        Company (food
                                                                        manufacturer), since
                                                                        September, 1999;
                                                                        Senior Vice
                                                                        President, Secretary
                                                                        and General Counsel,
                                                                        Sara Lee Corporation
                                                                        (branded, packaged,
                                                                        consumer-products
                                                                        manufacturer) prior
                                                                        thereto.

Richard W. Lowry (Age 65)         Trustee          1995                 Private Investor                105            None
10701 Charleston Drive                                                  since August, 1987
Vero Beach, FL 32963                                                    (formerly Chairman
                                                                        and Chief Executive
                                                                        Officer, U.S.
                                                                        Plywood Corporation
                                                                        (building products
                                                                        manufacturer)).

Salvatore Macera (Age 70)         Trustee          1998                 Private Investor                103            None
26 Little Neck Lane                                                     since 1981 (formerly
New Seabury, MA  02649                                                  Executive Vice
                                                                        President and
                                                                        Director of Itek
                                                                        Corporation
                                                                        (electronics) from
                                                                        1975 to 1981).

Charles R. Nelson (Age 59)        Trustee          2000                 Van Voorhis                     103            None
Department of Economics                                                 Professor,
University of Washington                                                Department of
Seattle, WA 98195                                                       Economics,
                                                                        University of
                                                                        Washington since
                                                                        January, 1976;
                                                                        consultant on
                                                                        econometric and
                                                                        statistical matters.

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----
DISINTERESTED TRUSTEES

John J. Neuhauser (Age 58)        Trustee          1985                 Academic Vice                   105           Saucony,
84 College Road                                                         President and Dean                            Inc.
Chestnut Hill, MA 02467-3838                                            of Faculties since                            (athletic
                                                                        August, 1999, Boston                          footwear);
                                                                        College (formerly                             SkillSoft
                                                                        Dean, Boston College                          Corp.
                                                                        School of Management                          (E-Learning).
                                                                        from September, 1977
                                                                        to September, 1999).

Thomas E. Stitzel (Age 66)        Trustee          1998                 Business Consultant             103           None
2208 Tawny Woods Place                                                  since 1999 (formerly
Boise, ID  83706                                                        Professor of Finance
                                                                        from 1975 to 1999
                                                                        and Dean from 1977
                                                                        to 1991, College of
                                                                        Business, Boise
                                                                        State University);
                                                                        Chartered Financial
                                                                        Analyst.

Thomas C. Theobald (Age 64)       Trustee          2000                 Managing Director,              103
Suite 1300                                                              William Blair                                 Xerox
222 West Adams Street                                                   Capital Partners                              Corporation
Chicago, IL 60606                                                       (private equity                               (business
                                                                        investing) since                              products
                                                                        September, 1994                               and
                                                                        (formerly Chief                               services),
                                                                        Executive Officer                             Anixter
                                                                        and Chairman of the                           International
                                                                        Board of Directors,                           (network
                                                                        Continental Bank                              support
                                                                        Corporation).                                 equipment
                                                                                                                      distributor),
                                                                                                                      Jones
                                                                                                                      Lang
                                                                                                                      LaSalle
                                                                                                                      (real
                                                                                                                      estate
                                                                                                                      management
                                                                                                                      services)
                                                                                                                      and
                                                                                                                      MONY
                                                                                                                      Group
                                                                                                                      (life
                                                                                                                      insurance).


Anne-Lee Verville (Age 56)        Trustee          1998                 Author and speaker              103           Chairman
359 Stickney Hill Road                                                  on educational                                of the Board
Hopkinton, NH  03229                                                    systems needs                                 of Directors,
                                                                        (formerly General                             Enesco Group,
                                                                        Manager, Global                               Inc.
                                                                        Education Industry                            (designer,
                                                                        from 1994 to 1997,                            importer and
                                                                        and President,                                distributor
                                                                        Applications                                  of giftware
                                                                        Solutions Division                            and
                                                                        from 1991 to 1994,                            collectibles).
                                                                        IBM Corporation
                                                                        (global education
                                                                        and global
                                                                        applications)).

                                                                                                      Number of
                                  Position     Year First                                           Portfolios in
                                    with        Elected or                                          Fund Complex       Other
Name, Address                      Liberty     Appointed to            Principal Occupation(s)      Overseen by      Directorships
  and Age                           Funds        Office                 During Past Five Years        Trustee           Held
  -------                           -----        ------                 ----------------------        -------           ----

INTERESTED TRUSTEES

William E. Mayer* (Age 61)        Trustee          1994                 Managing Partner,               105            Lee
399 Park Avenue                                                         Park Avenue Equity                             Enterprises
Suite 3204                                                              Partners (private                              (print and
New York, NY 10022                                                      equity fund) since                             on-line
                                                                        February, 1999                                 media), WR
                                                                        (formerly Founding                             Hambrecht
                                                                        Partner, Development                           + Co.
                                                                        Capital LLC from                               (financial
                                                                        November 1996 to                               service
                                                                        February, 1999; Dean                           provider)
                                                                        and Professor,                                 and
                                                                        College of Business                            Systech
                                                                        and Management,                                Retail
                                                                        University of                                  Systems
                                                                        Maryland from                                  (retail
                                                                        October, 1992 to                               industry
                                                                        November, 1996).                               technology
                                                                                                                       provider);
                                                                                                                       First
                                                                                                                       Health
                                                                                                                       (healthcare)

Joseph R. Palombo* (Age 48)       Trustee and      2000                 Chief Operating                 103            None
One Financial Center              Chairman of                           Officer of Columbia
Boston, MA 02111                  the Board                             Management Group,
                                                                        Inc. since November,
                                                                        2001; formerly Chief
                                                                        Operations Officer
                                                                        of Mutual Funds,
                                                                        Liberty Financial
                                                                        Companies, Inc. from
                                                                        August, 2000 to
                                                                        November, 2001;
                                                                        Executive Vice
                                                                        President of Stein
                                                                        Roe since April,
                                                                        1999; Executive Vice
                                                                        President and
                                                                        Director of Colonial
                                                                        since April, 1999;
                                                                        Executive Vice
                                                                        President and Chief
                                                                        Administrative
                                                                        Officer of LFG since
                                                                        April, 1999;
                                                                        Director of Stein
                                                                        Roe since September,
                                                                        2000; Trustee and
                                                                        Chairman of the
                                                                        Board of the Stein
                                                                        Roe Mutual Funds
                                                                        since October, 2000;
                                                                        Manager of Stein Roe
                                                                        Floating Rate
                                                                        Limited Liability
                                                                        Company since
                                                                        October, 2000
                                                                        (formerly Vice
                                                                        President of the
                                                                        Liberty Funds from
                                                                        April, 1999 to
                                                                        August, 2000; Chief
                                                                        Operating Officer
                                                                        and Chief Compliance
                                                                        Officer, Putnam
                                                                        Mutual Funds from
                                                                        December, 1993 to
                                                                        March, 1999).

* Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                        Year First
                                      Position          Elected or
 Name, Address                      with Liberty       Appointed to      Principal Occupation(s)
    And Age                            Funds              Office          During Past Five Years
    -------                            -----              ------          ----------------------
OFFICERS
Keith T. Banks (Age 46)              President            2001          President of the Liberty Funds
Columbia Management Group, Inc.                                         since November, 2001; Chief
590 Madison Avenue, 36th Floor                                          Investment Officer and Chief
Mail Stop NY EH 30636A                                                  Executive Officer of Columbia since
New York, NY  10022                                                     August, 2000 (formerly Managing
                                                                        Director and Head of U.S. Equity,
                                                                        J.P. Morgan Investment Management
                                                                        from November, 1996 to August,
                                                                        2000).

Vicki L. Benjamin (Age 40)           Chief Accounting     2001          Controller of the Liberty Funds and
One Financial Center                 Officer and                        of the Liberty All-Star Funds since
Boston, MA 02111                     Controller                         May, 2002; Chief Accounting Officer
                                                                        of the Liberty Funds and of the
                                                                        Liberty All-Star Funds since June,
                                                                        2001; Vice President of LFG since
                                                                        April, 2001 (formerly Vice
                                                                        President, Corporate Audit, State
                                                                        Street Bank and Trust Company from
                                                                        May, 1998 to April, 2001; Audit
                                                                        Manager from July, 1994 to June,
                                                                        1997; Senior Audit Manager from
                                                                        July, 1997 to May, 1998, Coopers &
                                                                        Lybrand, LLP).


J. Kevin Connaughton (Age 37)        Treasurer            2000          Treasurer of the Liberty Funds and
One Financial Center                                                    of the Liberty All-Star Funds since
Boston, MA 02111                                                        December, 2000 (formerly Controller
                                                                        of the Liberty Funds and of the
                                                                        Liberty All-Star Funds from
                                                                        February, 1998 to October, 2000);
                                                                        Treasurer of the Stein Roe Funds
                                                                        since February, 2001 (formerly
                                                                        Controller from May, 2000 to
                                                                        February, 2001); Senior Vice
                                                                        President of LFG since January,
                                                                        2001 (formerly Vice President from
                                                                        April, 2000 to January, 2001; Vice
                                                                        President of Colonial from
                                                                        February, 1998 to October, 2000;
                                                                        Senior Tax Manager, Coopers &
                                                                        Lybrand, LLP from April, 1996 to
                                                                        January, 1998).

Jean S. Loewenberg (Age 56)          Secretary            2002          Secretary of the Liberty Funds and
One Financial Center                                                    of the Liberty All-Star Funds since
Boston, MA 02111                                                        February, 2002; Senior Vice
                                                                        President and Group Senior Counsel,
                                                                        FleetBoston since November, 1996.

65

TRUSTEE POSITIONS

            As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

            In determining to approve the most recent annual extension of the Funds' management agreements, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under those agreements. See "Trust Management Organizations" in the Funds' Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

            The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

            The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Trust Charges and Expenses" and "Management Arrangements." The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

            The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Portfolio Transactions."

            The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Funds' one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Funds' Prospectuses), as well as factors identified by the Advisor as contributing to the Funds' performance. See the Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

            In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by the Funds' turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Funds" in the Funds' Prospectuses.

            Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

            Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

COMPENSATION OF TRUSTEES

            LASC or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with LASC. For the fiscal and calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                                  Total Compensation from the
                                         Pension or             Funds and the Fund Complex Paid
                                      Retirement Benefits       to the Trustees for the Calendar
                                      Accrued as Part of                    Year Ended
Trustee                                Fund Expenses (a)              December 31, 2001 (b)
-------                               ------------------        -------------------------------
John A. Bacon, Jr. (c)                      N/A                             $ 95,000
Robert J. Birnbaum                          N/A                               25,300
Tom Bleasdale (c)                           N/A                                103,000 (d)
William W. Boyd (c)                         N/A                               50,000
Lora S. Collins (c)                         N/A                               96,000
James E. Grinnell (c)                       N/A                              100,300
Douglas A. Hacker                           N/A                              109,000
Janet Langford Kelly                        N/A                              107,000
Richard W. Lowry                            N/A                              135,300
Salvatore Macera                            N/A                              110,000
William E. Mayer                            N/A                              132,300

James L. Moody, Jr. (c)                     N/A                               91,000
Charles R. Nelson                           N/A                              109,000
John J. Neuhauser                           N/A                              132,510
Joseph R. Palombo (e)                       N/A                                  N/A
Thomas E. Stitzel                           N/A                              109,000
Thomas C. Theobald                          N/A                              112,000
Anne-Lee Verville                           N/A                              114,000 (f)




                                  Aggregate                   Aggregate                   Aggregate                 Aggregate
                               Compensation from            Compensation from         Compensation from         Compensation from
                               the Value Fund for         the Global Utilities        the International          the U.S. Growth
                                   the Fiscal                 Fund for the              Fund for the              Fund for the
                                   Year Ended              Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001          December 31, 2001           December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------
John A. Bacon, Jr. (c)                 N/A                       N/A                       N/A                        N/A
Robert J. Birnbaum                     $ 0                       $ 0                       $ 0                        $ 0
Tom Bleasdale (c)                        0                         0                         0                          0
William W. Boyd (c)                    N/A                       N/A                       N/A                        N/A
Lora S. Collins (c)                      0                         0                         0                          0
James E. Grinnell (c)                    0                         0                         0                          0
Douglas A. Hacker                      863                       584                       497                        915
Janet Langford Kelly                   847                       573                       488                        898
Richard W. Lowry                       875                       592                       504                        927
Salvatore Macera                       871                       589                       502                        924
William E. Mayer                       851                       575                       489                        903
James L. Moody, Jr. (c)                  0                         0                         0                          0
Charles R. Nelson                      863                       584                       497                        915
John J. Neuhauser                      853                       579                       492                        904
Joseph R. Palombo (e)                  N/A                       N/A                       N/A                        N/A
Thomas E. Stitzel                      863                       584                       497                        915
Thomas C. Theobald                     887                       600                       511                        940
Anne-Lee Verville                      903 (f)                   611 (f)                   520 (f)                    957 (f)


                                  Aggregate                    Aggregate                 Aggregate                 Aggregate
                               Compensation from            Compensation from         Compensation from         Compensation from
                               the Strategic Income           the Tiger Fund          the All-Star Equity         the Small Cap
                               Fund for the Fiscal               for the                 Fund for the              Fund for the
                                   Year Ended              Fiscal Year Ended           Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001          December 31, 2001           December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------
  John A. Bacon, Jr. (c)          N/A                               N/A                    N/A                      N/A
  Robert J. Birnbaum              $ 0                               $ 0                    $ 0                      $ 0
  Tom Bleasdale (c)                 0                                 0                      0                        0
  William W. Boyd (c)             N/A                               N/A                    N/A                      N/A
  Lora S. Collins (c)               0                                 0                      0                        0
  James E. Grinnell (c)             0                                 0                      0                        0
  Douglas A. Hacker               765                               466                    534                      383
  Janet Langford Kelly            751                               457                    524                      376

  Richard W. Lowry                775                               472                    541                      388
  Salvatore Macera                772                               470                    539                      387
  William E. Mayer                754                               458                    526                      377
  James L. Moody, Jr. (c)           0                                 0                      0                        0
  Charles R. Nelson               765                               466                    534                      383
  John J. Neuhauser               756                               462                    529                      380
  Joseph R. Palombo (e)           N/A                               N/A                    N/A                      N/A
  Thomas E. Stitzel               765                               466                    534                      383
  Thomas C. Theobald              786                               478                    549                      393
  Anne-Lee Verville               800 (f)                           487 (f)                559 (f)                 401 (f)





                                  Aggregate                    Aggregate                  Aggregate                 Aggregate
                               Compensation from            Compensation from          Compensation from         Compensation from
                                 the High Yield             the International          the Global Equity           the Real Estate
                               Fund for the Fiscal        Horizons Fund for the          Fund for the              Fund for the
                                   Year Ended               Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001           December 31, 2001          December 31, 2001        December 31, 2001
-------                       -------------------         --------------------        -------------------       -------------------

John A. Bacon, Jr. (c)             N/A                              N/A                    N/A                           N/A
Robert J. Birnbaum                 $ 0                              $ 0                    $ 0                           $ 0
Tom Bleasdale (c)                    0                                0                      0                             0
William W. Boyd (c)                N/A                              N/A                    N/A                           N/A
Lora S. Collins (c)                  0                                0                      0                             0
James E. Grinnell (c)                0                                0                      0                             0
Douglas A. Hacker                  412                              376                    371                           359
Janet Langford Kelly               404                              368                    364                           352
Richard W. Lowry                   417                              380                    376                           364
Salvatore Macera                   415                              379                    375                           363
William E. Mayer                   406                              370                    365                           354
James L. Moody, Jr. (c)              0                                0                      0                             0
Charles R. Nelson                  412                              376                    371                           359
John J. Neuhauser                  408                              372                    368                           356
Joseph R. Palombo (e)              N/A                              N/A                    N/A                           N/A
Thomas E. Stitzel                  412                              375                    371                           359
Thomas C. Theobald                 423                              386                    381                           369
Anne-Lee Verville                  430 (f)                          393 (f)                388 (f)                       376 (f)


                                  Aggregate                     Aggregate                  Aggregate                 Aggregate
                               Compensation from             Compensation from          Compensation from         Compensation from
                             the Japan Opportunities         the Select Value         the Financial Services       the Health Care
                               Fund for the Fiscal            Fund for the                Fund for the              Fund for the
                                   Year Ended               Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
Trustee                         December 31, 2001           December 31, 2001          December 31, 2001         December 31, 2001
-------                      --------------------         --------------------        -------------------       -------------------

  John A. Bacon, Jr. (c)          N/A                              N/A                      N/A                        N/A
  Robert J. Birnbaum              $ 0                              $ 0                      $ 0                        $ 0
  Tom Bleasdale (c)                 0                                0                        0                          0

  William W. Boyd (c)             N/A                              N/A                      N/A                        N/A
  Lora S. Collins (c)               0                                0                        0                          0
  James E. Grinnell (c)             0                                0                        0                          0
  Douglas A. Hacker               352                              365                      355                        359
  Janet Langford Kelly            345                              358                      349                        352
  Richard W. Lowry                356                              370                      360                        363
  Salvatore Macera                355                              369                      359                        362
  William E. Mayer                346                              360                      350                        353
  James L. Moody, Jr. (c)           0                                0                        0                          0
  Charles R. Nelson               352                              365                      355                        359
  John J. Neuhauser               349                              362                      352                        356
  Joseph R. Palombo (e)           N/A                              N/A                      N/A                        N/A
  Thomas E. Stitzel               351                              365                      355                        359
  Thomas C. Theobald              361                              375                      365                        368
  Anne-Lee Verville               368 (f)                          382 (f)                  372 (f)                    375 (f)


                                  Aggregate
                               Compensation from
                                 the 500 Index
                               Fund for the Fiscal
                                   Year Ended
Trustee                         December 31, 2001
-------                      --------------------

John A. Bacon, Jr. (c)                  N/A
Robert J. Birnbaum                    $ 0
Tom Bleasdale (c)                       0
William W. Boyd (c)                   N/A
Lora S. Collins (c)                     0
James E. Grinnell (c)                   0
Douglas A. Hacker                     395
Janet Langford Kelly                  387
Richard W. Lowry                      399
Salvatore Macera                      398
William E. Mayer                      389
James L. Moody, Jr. (c)                 0
Charles R. Nelson                     395
John J. Neuhauser                     391
Joseph R. Palombo (e)                 N/A
Thomas E. Stitzel                     395
Thomas C. Theobald                    405
Anne-Lee Verville                     413 (f)

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds ("Liberty Funds") consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds ("Stein Roe Funds") consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund were not in existence as of December 31, 2001. The Predecessor Funds were not part of the Liberty Fund Complex. As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000,
            $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended December 31, 2001, Ms. Verville deferred her total compensation of $903 for the Value Fund, $611 for the Global Utilities Fund, $520 for the International Fund, $957 for the U.S. Growth Fund, $800 for the Strategic Income Fund, $487 for the Tiger Fund, $559 for the All-Star Equity Fund, $401 for the Small Cap Fund, $430 for the High Yield Fund, $393 for the International Horizons Fund, $388 for the Global Equity Fund, $376 for the Real Estate Fund, $368 for the Japan Opportunities Fund, $382 for the Select Value Fund, $372 for the Financial Services Fund, $375 for the Health Care Fund, and $413 for the 500 Index Fund pursuant to the deferred compensation plan. During the calendar year ended December 31, 2001, she deferred her total compensation of $114,000 from the Fund Complex (including compensation paid to her by the Funds and deferred) pursuant to the deferred compensation plan.

Role of the Board of Trustees

            The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

Audit Committee

            Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened six times.

Governance Committee

            Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. In the fiscal year ended December 31, 2001, the Governance Committee convened two times.

Advisory Fees & Expenses Committee

            Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended December 31, 2001, the Advisory Fees & Expenses Committee convened three times.

Trading Oversight Committee

            Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended December 31, 2001, the Trading Oversight Committee convened two times.

Share Ownership

            The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Funds (except for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, which were not in existence as of December 31, 2001) and (ii) in all Liberty Funds and Liberty All-Star Funds overseen by the Trustee.


                                                            Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                Owned in the          Owned in the                Owned in the
                                  Securities Owned           Global Utilities       International                U.S. Growth
Name of Trustee                   in the Value Fund               Fund                  Fund                        Fund
---------------                   -----------------         -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                       $0                            $0                  $0                       $0
Janet Langford Kelly                    $0                            $0                  $0                       $0
Richard W. Lowry (g)                    $0                            $0                  $0                       $0
Salvatore Macera                        $0                            $0                  $0                       $0
Charles R. Nelson                       $0                            $0                  $0                       $0
John J. Neuhauser (g)                   $0                            $0                  $0                       $0
Thomas E. Stitzel                       $0                            $0                  $0                       $0
Thomas C. Theobald                      $0                            $0                  $0                       $0
Anne-Lee Verville                       $0                            $0                  $0                       $0

INTERESTED TRUSTEES

William E. Mayer (g)                    $0                            $0                  $0                       $0
Joseph R. Palombo                       $0                            $0                  $0                       $0

                                                            Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                Owned in the          Owned in the                Owned in the
                                  Securities Owned           All-Star Equity         High Yield                   Small Cap
Name of Trustee                   in the Tiger Fund               Fund                  Fund                        Fund
---------------                   -----------------         -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                    $0                            $0                $0                            $0
Janet Langford Kelly                 $0                            $0                $0                            $0
Richard W. Lowry (g)                 $0                            $0                $0                            $0
Salvatore Macera                     $0                            $0                $0                            $0
Charles R. Nelson                    $0                            $0                $0                            $0
John J. Neuhauser (g)                $0                            $0                $0                            $0
Thomas E. Stitzel                    $0                            $0                $0                            $0
Thomas C. Theobald                   $0                            $0                $0                            $0
Anne-Lee Verville                    $0                            $0                $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                 $0                            $0                $0                            $0
Joseph R. Palombo                    $0                            $0                $0                            $0


                                                             Dollar Range of        Dollar Range of           Dollar Range of
                                    Dollar Range             Equity Securities     Equity Securities         Equity Securities
                                     of Equity                 Owned in the          Owned in the              Owned in the
                               Securities Owned in the       International           Global Equity              Real Estate
Name of Trustee                Strategic Income Fund          Horizons Fund              Fund                      Fund
---------------                -----------------------      -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                   $0                            $0                     $0                            $0
Janet Langford Kelly                $0                            $0                     $0                            $0
Richard W. Lowry (g)                $0                            $0                     $0                            $0
Salvatore Macera                    $0                            $0                     $0                            $0
Charles R. Nelson                   $0                            $0                     $0                            $0
John J. Neuhauser (g)               $0                            $0                     $0                            $0
Thomas E. Stitzel                   $0                            $0                     $0                            $0
Thomas C. Theobald                  $0                            $0                     $0                            $0
Anne-Lee Verville                   $0                            $0                     $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                $0                            $0                     $0                            $0
Joseph R. Palombo                   $0                            $0                     $0                            $0

                                                             Dollar Range of        Dollar Range of            Dollar Range of
                                    Dollar Range            Equity Securities     Equity Securities          Equity Securities
                                     of Equity                 Owned in the          Owned in the                Owned in the
                                Securities Owned in the        Select Value        Financial Services             Health Care
Name of Trustee                Japan Opportunities Fund             Fund               Fund                         Fund
---------------                -------------------------     -----------------     -----------------          ------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                   $0                            $0                  $0                            $0
Janet Langford Kelly                $0                            $0                  $0                            $0
Richard W. Lowry (g)                $0                            $0                  $0                            $0
Salvatore Macera                    $0                            $0                  $0                            $0
Charles R. Nelson                   $0                            $0                  $0                            $0
John J. Neuhauser (g)               $0                            $0                  $0                            $0
Thomas E. Stitzel                   $0                            $0                  $0                            $0
Thomas C. Theobald                  $0                            $0                  $0                            $0
Anne-Lee Verville                   $0                            $0                  $0                            $0

INTERESTED TRUSTEES

William E. Mayer (g)                $0                            $0                  $0                            $0
Joseph R. Palombo                   $0                            $0                  $0                            $0

                                                             Aggregate Dollar Range of
                                    Dollar Range                 Equity Securities
                                     of Equity                   Owned in all Funds
                                 Securities Owned in             Overseen by Trustee
Name of Trustee                  the 500 Index Fund          in Liberty Family of Funds
---------------                  --------------------        --------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                     $0                         Over $100,000
Janet Langford Kelly                  $0                         Over $100,000
Richard W. Lowry (g)                  $0                         Over $100,000
Salvatore Macera                      $0                        $50,001-100,000
Charles R. Nelson                     $0                         Over $100,000
John J. Neuhauser (g)                 $0                         Over $100,000
Thomas E. Stitzel                     $0                        $50,001-100,000
Thomas C. Theobald                    $0                         Over $100,000
Anne-Lee Verville                     $0                         Over $100,000

INTERESTED TRUSTEES

William E. Mayer (g)                  $0                        $50,001-100,000
Joseph R. Palombo                     $0                           $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PRINCIPAL HOLDERS OF SECURITIES

            All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VA contracts and VLI policies, by Columbia or by the general account of Keyport. At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts as to which instructions are received from the VA contract and VLI policy owners on behalf of whom such shares are held only in accordance with such instructions. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VA contracts and VLI policies). There is no requirement as to the minimum level of instructions which must be received from policy and contract owners. Accordingly, each Participating Insurance Company and Keyport disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of their respective separate accounts (or, in the case of Keyport, its general account).

            As of record on March 31, 2002, the following Participating Insurance Companies owned of record 5% or more of one or more of each class of the following Funds' then outstanding shares:

VALUE FUND
Class A

Keyport Benefit Life Insurance Company                                               5.97%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      56.23%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      30.90%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              11.75%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      88.25%(*)
Variable Account A
125 High Street
Boston, MA 02110

GLOBAL UTILITIES FUND

Class A

Keyport Benefit Life Insurance Company                                               7.70%
125 High Street
Boston, MA 02110


Keyport Life Insurance Company                                                      55.70%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      31.71%(*)
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                               100.00%
One Financial Center
Boston, MA 02111

INTERNATIONAL FUND

Class A

Keyport Life Insurance Company                                                      76.71%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      14.67%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Colonial Management Associates, Inc.                                               100.00%
One Financial Center
Boston, MA 02111

U.S. GROWTH FUND

Class A

Keyport Benefit Life Insurance Company                                               6.76%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      61.59%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      22.05%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              15.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      84.45%(*)
Variable Account A
125 High Street
Boston, MA 02110

STRATEGIC INCOME FUND

Class A

Keyport Benefit Life Insurance Company                                               7.63%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      66.19%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      19.53%
KMA Variable Account
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      83.97%(*)
Variable Account A
125 High Street
Boston, MA 02110

TIGER FUND

Class A
Keyport Life Insurance Company                                                      52.78%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      11.03%
KMA Variable Account
125 High Street
Boston, MA 02110

Lincoln National Life                                                               11.79%
P.O. Box 1110
Fort Wayne, ID 46801-1110

Keyport Life Insurance Company                                                      19.32%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                               7.11%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      92.89%(*)
Variable Account A
125 High Street
Boston, MA 02110

ALL-STAR EQUITY FUND

Class A

Keyport Benefit Life Insurance Company                                               7.82%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      88.80%(*)
Variable Account A
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              11.59%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                                      88.41%(*)
Variable Account A
125 High Street
Boston, MA 02110

SMALL CAP FUND

Class A

Keyport Benefit Life Insurance Company                                              10.46%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      62.32%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      23.23%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                              16.04%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      83.96%(*)
Variable Account A
125 High Street
Boston, MA 02110

HIGH YIELD FUND

Class A

Keyport Benefit Life Insurance Company                                              11.59%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      59.92%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                                      27.52%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 20.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         80.00%(*)
Variable Account A
125 High Street
Boston, MA 02110

INTERNATIONAL HORIZONS FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  6.33%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         56.31%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         37.37%(*)
125 High Street
Boston, MA 02110

GLOBAL EQUITY FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                  7.80%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         36.28%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         55.93%(*)
125 High Street
Boston, MA 02110

REAL ESTATE FUND

Class A

Colonial Management Associates, Inc.                                  100.00%
One Financial Center
Boston, MA 02111

Class B

Keyport Benefit Life Insurance Company                                   8.07%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         42.29%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         49.65%(*)
125 High Street
Boston, MA 02110

JAPAN OPPORTUNITIES FUND

Class A

Keyport Life Insurance Company                                        100.00%(*)
125 High Street
Boston, MA 02110

Class B

Keyport Life Insurance Company                                         96.85%(*)
125 High Street
Boston, MA 02110

SELECT VALUE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 10.82%
125 High Street
Boston, MA  02110

Keyport Life Insurance Company                                         78.43%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         10.75%
125 High Street
Boston, MA 02110

FINANCIAL SERVICES FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 18.00%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         62.44%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         19.56%
125 High Street
Boston, MA 02110

HEALTH CARE FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 16.95%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         70.90%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.16%
125 High Street
Boston, MA 02110

500 INDEX FUND

Class A

Keyport Life Insurance Company                                        100.00%
125 High Street
Boston, MA 02110

Class B

Keyport Benefit Life Insurance Company                                 12.55%
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         75.02%(*)
Variable Account A
125 High Street
Boston, MA 02110

Keyport Life Insurance Company                                         12.44%
125 High Street
Boston, MA 02110

EQUITY FUND (+)

American Skandia                                                       97.45%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

COLUMBIA HIGH YIELD FUND (+)

American Skandia                                                       62.13%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

American Express Life Insurance                                        24.12%
829 AXP Financial Center
Minneapolis, MN 55474

Columbia Management Group, Inc.                                        13.75%
One International Place
Boston, MA 02110

REAL ESTATE EQUITY FUND (+)

American Skandia                                                       69.53%(**)
One Corporate Drive
P.O. Box 883
Shelton, CT 06484-0883

Columbia Management Group, Inc.                                        28.56%(**)
One International Place
Boston, MA 02110

(*) As of record on March 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

(+) For the noted Funds, the record ownership information shown above is as of record on October 31, 2002.

(**) As of record on October 31, 2002, this Participating Insurance Company owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

CUSTODIAN

         State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is custodian of the securities and cash owned by all of the Funds. The custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Trust. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of the custodian and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust & Clearing Company or other securities depository systems. Portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of the custodian and/or third party subcustodians, including foreign banks and foreign securities depositories.

                              OTHER CONSIDERATIONS

PORTFOLIO TURNOVER

         Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. Although the Funds cannot predict portfolio turnover rate, it is estimated that, under normal circumstances, the annual rate for each Fund will be no greater than 100%. The portfolio turnover rates of the Funds are shown under "Financial Highlights" in the Prospectuses.

         If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities.

         International Fund, International Horizons Fund and Global Equity Fund may be expected to experience higher portfolio turnover rates if such Funds make a change in their respective investments from one geographic sector (e.g., Europe; Japan; emerging Asian markets; etc.) to another geographic sector. Costs will be greater if the change is from the sector in which the greatest proportion of its assets are invested.

         The Value Fund, for the 1999 fiscal year, had a higher than usual portfolio turnover rate. This was due to a change in portfolio manager and the new manager selling off and re-positioning the Value Fund to reflect the new strategies of the Fund.

SUSPENSION OF REDEMPTIONS

         The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (i) for any period during which trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing, (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable, or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

VALUATION OF SECURITIES

         The assets of the Funds are valued as follows:

         Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Colonial (the Trust's pricing and bookkeeping agent) deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost when such cost approximates market value pursuant to procedures approved by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate as of 3:00 p.m. Eastern time. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Trustees.

         The net asset value of shares of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption and no purchase order was received. The NYSE is open Monday through

Friday, except on the following holidays: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

PORTFOLIO TRANSACTIONS

         The Trust has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities with respect to the Funds, and the Funds have no intention to deal exclusively with any particular broker-dealer or group of broker-dealers.

         Each of FIA, CMC, Colonial, Stein Roe, Newport, Crabbe Huson, Rydex, SSgA and each of LAMCO's Portfolio Managers, (each an "Advisor") places the transactions of the Funds with broker-dealers selected by it and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time may also execute portfolio transactions with such broker-dealers acting as principals.

         Except as described below in connection with commissions paid to a clearing agent on sales of securities, it is each Fund's policy and the policy of its Advisor always to seek best execution, which is to place the Fund's transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when the Advisor believes that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

         Subject to such policy of always seeking best execution, and subject to the additional matters described below regarding each of International Fund, International Horizons Fund, Global Equity Fund, Japan Opportunities Fund, Tiger Fund and All-Star Equity Fund, securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to an Advisor, the Funds or other accounts as to which such Advisor exercises investment discretion. Such advisor may use all, some or none of such research services in providing investment advisory services to each of its clients, including the Fund(s) it advises. To the extent that such services are used by the Advisors, they tend to reduce their expenses. It is not possible to assign an exact dollar value for such services.

         Subject to such policies as the Board of Trustees may determine, each of the Advisors may cause a Fund to pay a broker-dealer that provides brokerage and research services to it an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for a Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). An Advisor placing a brokerage transaction must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided to it by the executing broker-dealer viewed in terms of that particular transaction or its overall responsibilities to the applicable Fund and all its other clients.

         Certain of the other accounts of any of the Advisors may have investment objectives and programs that are similar to those of the Funds. Accordingly, occasions may arise when each of the Advisors engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of a Fund and such other accounts. On those occasions, the Advisor will allocate purchase and sale transactions in an equitable manner according to written procedures as approved by the Board of Trustees. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

         Consistent with applicable rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution and such other policies as the Board of Trustees may determine, each of the Advisors may consider sales of VA contracts and VLI policies as a factor in the selection of broker-dealers to execute securities transactions for the Funds.

         ADDITIONAL MATTERS PERTAINING TO EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

         ADDITIONAL MATTERS PERTAINING TO HEALTH CARE FUND. The Health Care Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

         ADDITIONAL MATTERS PERTAINING TO INTERNATIONAL FUND, INTERNATIONAL HORIZONS FUND, GLOBAL EQUITY FUND AND GLOBAL UTILITIES FUND. The portfolio managers for the International Fund and the International Horizons Fund are Charles R. Roberts and Deborah Snee; for the Global Equity Fund are Charles R. Roberts and Erik P. Gustafson; and for the Global Utilities Fund are Charles R. Roberts and Scott Schermerhorn, all of whom are jointly employed by Newport, Colonial and Stein Roe (each of which is an indirect wholly owned subsidiary of FleetBoston). The Funds and the other accounts advised by these managers sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Funds and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund are concerned, Colonial and Stein Roe believe that in most cases these practices should produce better executions. It is the opinion of Colonial and Stein Roe that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

         Portfolio transactions on behalf of the International Fund, International Horizons Fund, Global Equity Fund and Global Utilities Fund may be executed by broker-dealers who provide research services to Colonial or Stein Roe which are used in the investment management of such Funds or other accounts over which Colonial or Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described above. No portfolio transactions on behalf of the Funds will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial and Stein Roe, unless a determination is made that such research assists Colonial in its investment management of the International Fund, International Horizons Fund or Global Equity Fund, Stein Roe in its management of Global Utilities Fund or other accounts over which Colonial or Stein Roe exercises investment discretion.

         ADDITIONAL MATTERS PERTAINING TO ALL-STAR EQUITY FUND. The Portfolio Management Agreements with LAMCO's Portfolio Managers provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide research products and services to LAMCO or to All-Star Equity Fund or other accounts managed by LAMCO (collectively with All-Star Equity Fund, "LAMCO Clients") or as to which an ongoing relationship will be a value to the Fund in managing its assets. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for LAMCO Clients involving brokerage commissions include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which research products and services are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for LAMCO Clients, the assembly of a mix of investment styles appropriate to LAMCO's Clients' investment objectives, and the determination of overall portfolio strategies.

         LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star Equity Fund portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide research products and services to LAMCO. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

         These research products and services are used by LAMCO in connection with its management of LAMCO Clients' portfolios, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         The table below shows information on brokerage commissions paid by each Fund during the periods indicated. (International Horizons Fund, Global Equity Fund and Real Estate Fund commenced operations on June 1, 1999; and Japan Opportunities Fund, Select Value Fund, Financial Services Fund, Health Care Fund and 500 Index Fund commenced operations on May 30, 2000.)

                                                 Global        International    U.S. Growth                        All-Star
                               Value Fund    Utilities Fund        Fund             Fund         Tiger Fund       Equity Fund
                              -----------    --------------    -------------    -----------      ----------       -----------
Total amount of brokerage
commissions paid during
2001                            $298,937        $298,053          $80,747         $305,430         $96,746          $90,543
Total amount of directed
transactions paid during
2001                          $37,581,511      $48,330,052      $4,951,119      $33,589,874      $3,680,909       $21,475,883
Total amount of
commissions on directed
transactions paid during
2001                            $68,455         $109,209          $13,907         $59,020          $14,719          $31,148
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission          $37,223            $0               $0            $41,426            $0               $0
paid)                            (12%)                                             (14%)

Total amount of brokerage
commissions paid during
2000                            $449,525        $142,143         $153,088         $350,114        $113,710          $26,611
Total amount of directed
transactions paid during
2000                          $49,284,534      $28,647,367      $1,497,642      $22,930,421      $2,608,444         $13,416
Total amount of
commissions on directed
transactions paid during
2000                            $72,550          $32,157          $3,311          $24,230          $10,811            $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission          $111,189         $2,483                           $35,234
paid)                            (25%)            (2%)              $0             (10%)             $0               $0

                                                 Global        International    U.S. Growth                        All-Star
                               Value Fund    Utilities Fund        Fund             Fund         Tiger Fund       Equity Fund
                              -----------    --------------    -------------    -----------      ----------       -----------
Total amount of brokerage
commissions paid during
1999                            $521,325        $171,492          $54,904         $250,696         $42,877         $101,560
Total amount of directed
transactions paid during
1999                               $0              $0               $0               $0              $0           $10,533,313
Total amount of
commissions on directed
transactions paid during
1999                               $0              $0               $0               $0              $0             $12,038
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission          $210,205           $0              $180           $95,068            $0               $0
paid)                            (40%)                           (0.003%)          (38%)

                               High Yield    Small Cap Fund      Strategic     International    Global Equity     Real Estate
                                  Fund                          Income Fund    Horizons Fund        Fund             Fund
                              -----------    --------------    -------------   -------------    -------------     -----------
Total amount of brokerage
commissions paid during
2001                               $0            $23,720           $592           $15,863          $18,588          $6,524
Total amount of directed
transactions paid during
2001                               $0           $237,534            $0           $1,931,178      $6,457,747           $0
Total amount of
commissions on directed
transactions paid during
2001                               $0             $625              $0             $2,485          $4,009             $0
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission             $0            $4,089             $0               $0              $0               $0
paid)                                           (17%)

                               High Yield                        Strategic     International    Global Equity     Real Estate
                                  Fund       Small Cap Fund     Income Fund    Horizons Fund        Fund             Fund
                              -----------    --------------     -----------    -------------    -------------     -----------
Total amount of brokerage
commissions paid during
2000                               $0            $10,284            $0            $26,430          $20,616          $15,732
Total amount of directed
transactions paid during
2000                               $0              $0               $0           $7,557,624      $2,853,098           $0
Total amount of
commissions on directed
transactions paid during
2000                               $0              $0               $0             $5,254          $1,381             $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission             $0            $2,662             $0               $0              $0               $0
paid)                                             (26%)

Total amount of brokerage
commissions paid during
1999                               $0          $4,635           $1,563           $4,344           $4,530          $11,892
Total amount of directed
transactions paid during
1999                               $0              $0               $0               $0               $0               $0
Total amount of
commissions on directed
transactions paid during
1999                               $0              $0               $0               $0               $0               $0
Total amount of brokerage
commissions paid during
1999 to AlphaTrade Inc.
(% of total commission             $0          $2,299               $0               $0               $0               $0
paid)                                            (50%)

                                 Japan
                             Opportunities     Select Value       Financial
                                  Fund             Fund         Services Fund    Health Care Fund   500 Index Fund
                             -------------     ------------     -------------    ----------------   --------------

Total amount of brokerage
commissions paid during
2001                             $1,534           $10,870           $2,916            $1,997            $8,269
Total amount of directed
transactions paid during
2001                            $133,262          $9,661              $0                $0                $0
Total amount of
commissions on directed
transactions paid during
2001                              $400              $10               $0                $0                $0
Total amount of brokerage
commissions paid during
2001 to AlphaTrade Inc.
(% of total commission                             $993
paid)                              $0              (9%)               $0                $0                $0

Total amount of brokerage
commissions paid during
2000                             $7,785           $3,538             $707              $858             $4,032
Total amount of directed
transactions paid during
2000                               $0             $6,783              $0                $0                $0
Total amount of
commissions on directed
transactions paid during
2000                               $0               $5                $0                $0                $0
Total amount of brokerage
commissions paid during
2000 to AlphaTrade Inc.
(% of total commission             $0              $880               $0                $0                $0
paid)                                              (25%)

         For the fiscal year ended December 31, 2001, the Predecessor Funds to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund paid commissions in return for brokerage and research services ("soft dollar commissions") as shown below:

                                                                       SOFT DOLLAR
                      FUND                                             COMMISSIONS
                      ----                                             -----------

                      Equity Fund.................................        $15,380
                      Real Estate Equity Fund ....................          $  77
                      Columbia High Yield Fund ...................          $   0


         For the fiscal years ended December 31, 2001, 2000 and 1999, the Predecessor Funds to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund paid brokerage commissions as shown in the table below:

                                                                              FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                          2001             2000              1999
----                                                                          ----             ----              ----
Equity Fund..........................................................      $134,455          $133,048        $  99,742
Real Estate Equity Fund .............................................      $  2,330          $  1,966        $   2,111
Columbia High Yield Fund ............................................      $      0          $      0        $       0

         During the fiscal years ended December 31, 2001, 2000 and 1999, the Predecessor Funds to the Equity Fund and Real Estate Equity Fund effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., and (with respect to the fiscal year ended December 31, 2001 only) Robertson Stephens, Inc. ("Robertson Stephens") which are affiliates of FIA and CMC. The table below discloses the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the fiscal years ended December 31, 2001, 2000 and 1999.

                                                                        FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                                    2001             2000           1999
----                                                                    ----             ----           ----
Equity Fund...................................................        $12,630           $10,133      $  9,426
Real Estate Equity ...........................................        $    36           $     0      $      0

         The table below shows, with respect to the Predecessor Funds to the Equity Fund and Real Estate Equity Fund, (i) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended December 31, 2001 that was paid to Quick & Reilly and Robertson Stephens, and (ii) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly or Robertson Stephens during the fiscal year ended December 31, 2001.

                                                                                          % OF AGGREGATE
                                                                    % OF AGGREGATE          COMMISSION
FUND                                                                  COMMISSIONS          TRANSACTIONS
----                                                                  -----------          ------------
Equity Fund..................................................            9.39%                12.01%
Real Estate Equity...........................................            1.55%                 1.86%

    At December 31, 2001, the Predecessor Fund to the Equity Fund held securities of Goldman Sachs Group, Inc., one of its broker-dealers, with a total market value of $1,391,250.

    An increase in brokerage commissions can be due to a number of factors. For example, a Fund with a large portfolio turnover rate due to a new portfolio manager and new strategies or a Fund that had significant increases in assets causing more securities to be purchased and, therefore, incurring more brokerage commissions.

INFORMATION ABOUT THE STANDARD & POOR'S 500 COMPOSITE

         The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the 500 Index Fund. S&P has no obligation to take the needs of the Licensee or the owners of the 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance or sale of the 500 Index Fund or in the determination or calculation of the equation by which the 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the 500 Index Fund.

STOCK PRICE INDEX

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                       DESCRIPTION OF CERTAIN INVESTMENTS

         The following is a description of certain types of investments which may be made by one or more of the Funds.

MONEY MARKET INSTRUMENTS

         As stated in the Prospectuses, each Fund may, in accordance with its investment policies, invest in a variety of high-quality money market instruments. The money market instruments that may be used by each Fund may include:

         UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities historically have involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime

Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, the Federal Intermediate Credit Banks, Resolution Trust Corporation and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association mortgage-backed securities);
(iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., securities issued by the Farmer's Home Administration). No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks or domestic branches of foreign banks which meet the foregoing requirements. The Funds, except for the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, will not invest in time deposits maturing in more than seven days. With respect to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on purchases of illiquid securities described under "Investment Restrictions" above. Investments by the Equity Fund in non-negotiable time deposits are limited to no more than 5% of the Fund's total assets at the time of purchase.

         SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

         With respect to the certain of the Funds, commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described above, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with the guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase Rule 144A securities. See "Investment Restrictions" above for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities. In addition, the Funds may, consistent with their investment policies, invest in Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the value of that Fund's total assets would be invested in such agreements or other securities which are illiquid. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with any extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy under creditworthiness standards approved by the Board of Trustees and only when the economic benefit to the Funds is believed to justify the attendant risks. The Board of Trustees believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with commercial banks or registered broker-dealers. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund will not enter into repurchase agreements with FIA or CMC or any of their affiliates.

         REVERSE REPURCHASE AGREEMENTS. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

         Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         Floating rate instruments (generally corporate notes, bank notes or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g. daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

         With respect to the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund, if a variable or floating rate instrument is not rated, FIA or CMC, as the case may be, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of a Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

INVESTMENT COMPANY SECURITIES

         Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act.

         Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund or any other investment companies advised by the Advisors.

REITS

         The Real Estate Fund and Real Estate Equity Fund may invest without limit in real estate investment trusts ("REITs"). The Equity Fund may invest up to 10% of its net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act.

         REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

         To the extent consistent with its investment policies, a Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables, home equity loans, manufactured housing loans, and other securitized assets. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         A Fund may invest in mortgage-backed securities that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of FNMA to borrow from the Treasury. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate

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
collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.

         The yield characteristics of asset-backed and mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased an asset-backed or mortgage-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

MORTGAGE DOLLAR ROLLS

         To the extent consistent with its investment policies, a Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the

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
securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

         For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

         To the extent consistent with its investment objectives, a Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. The Advisor may determine that SMBS acquired by the Fund are liquid under guidelines established by the Board of Trustees.

INVESTMENTS IN LESS DEVELOPED COUNTRIES

         International Fund's and International Horizons Fund's investments in foreign securities may include investments in countries whose economies or securities markets are considered by Colonial not to be highly developed (referred to as

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
"emerging market countries"). Normally no more than 40% of the International Fund's assets and up to 35% of the International Horizons Fund's assets will be invested in such emerging market countries. As of May 1, 2002, the following countries were considered by Colonial to be emerging market countries:

                            Europe and the
Asia         Latin America  Middle East     Africa
----         -------------  -----------     ------
China        Argentina      Czech Republic  South Africa
India        Brazil         Hungary
Indonesia    Chile          Israel
South Korea  Colombia       Jordan
Malaysia     Mexico         Poland
Pakistan     Peru           Russia
Philippines  Venezuela      Turkey
Sri Lanka
Taiwan
Thailand

         Under normal market conditions, the Tiger Fund invests primarily in stocks of companies located in the ten Tiger countries of Asia. The Tigers of Asia are Hong Kong, India, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines.

FOREIGN CURRENCY TRANSACTIONS

         Each of International Fund, Tiger Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Value Fund and Real Estate Equity Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. These Funds may purchase foreign currencies on a spot or forward basis in conjunction with their investments in foreign securities and to hedge against fluctuations in foreign currencies. International Fund, Global Utilities Fund, International Horizons Fund, Global Equity Fund, Strategic Income Fund and Real Estate Equity Fund also may buy and sell currency futures contracts and options thereon for such hedging purposes. Global Utilities Fund and Strategic Income Fund also may buy options on currencies for hedging purposes.

         A Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with purchases or sales of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payments is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and (if the Fund is so authorized) purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Fund which is so authorized may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, a Fund which is so authorized may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may enter into short sales of a foreign currency to hedge a position in a security denominated in that currency. In such circumstances, the Fund will maintain in a segregated account with its Custodian an amount of cash or liquid debt securities equal to the excess of (i) the amount of foreign currency required to cover such short sale position over (ii) the amount of such foreign currency which could then be realized through the sale of the foreign securities denominated in the currency subject to the hedge.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which the Fund can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

         Each of International Fund, Global Utilities Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Tiger Fund and Real Estate Equity Fund will enter into such contracts only when cash or equivalents equal in value to either (i) the commodity value (less any applicable margin deposits) or (ii) the difference between the commodity value (less any applicable margin deposits) and the aggregate market value of all equity securities denominated in the particular currency held by the Fund have been deposited in a segregated account of the Fund's custodian. A forward currency contract involves an obligation to purchase or sell specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by

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
paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the Commodities Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. (Tiger Fund may not invest in currency futures contracts.)

         Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments or variation margin.

CURRENCY OPTIONS

         In general, options on currencies operate similarly to options on securities and are subject to many risks similar to those applicable to currency futures and forward contracts. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

         Global Utilities Fund, International Horizons Fund, Global Equity Fund and Strategic Income Fund will only purchase or write currency options when Stein Roe or Colonial believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

         The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the value of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

         The value of a currency option reflects the value of an exchange rate which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

VALUATIONS

         There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES

         Settlement procedures relating to the Funds' investments in foreign securities and to their foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in such Funds' domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION

         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         The Equity Fund may invest up to 20% of its total assets in ADRs, EDRs and CDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs (which are sometimes referred to as CDRs) are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. ADRs, EDRs and CDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitations with respect to such securities. If the Fund invests in an unsponsored ADR, EDR or CDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or CDR than is available for an issuer of securities underlying a sponsored ADR, EDR or CDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and CDRs involve risks similar to those accompanying direct investments in foreign securities.

CONVERTIBLE SECURITIES

         Each Fund may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a

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
predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         Convertible bonds acquired by the Columbia High Yield Fund will generally be rated BB or lower by S&P or Ba or lower by Moody's. The Columbia High Yield Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as a part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Columbia High Yield Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each Fund may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to

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
manage its portfolio might be affected in the event its forward commitments, when-issued purchases or delayed settlements exceeds 25% of the value of its total assets.

         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

         When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange contracts.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         The Advisor will evaluate the risks presented by the derivative securities purchased by a Fund, and will determine, in connection with the day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objectives. It is possible, however, that the Advisor's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investment in derivative securities.

OPTIONS ON SECURITIES

         Each of Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, All-Star Equity Fund, Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may purchase and sell options on individual securities. Options purchased or written by the Global Utilities Fund, International Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, All-Star Equity Fund will not exceed 5% of the Fund's net assets. Options purchased by each of the Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund will not exceed 5% and options written by each of the Funds will not exceed 25% of its net assets.

         WRITING COVERED OPTIONS.

         A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor or the sub-advisor, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

         If a Fund writes a call option but does not own the underlying security, and then it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

         PURCHASING PUT OPTIONS.

         A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         PURCHASING CALL OPTIONS.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
         OVER-THE-COUNTER ("OTC") OPTIONS.

         The Staff of the Division of Investment Management of the SEC has taken the position that OTC options purchased by a Fund and assets held to cover OTC options written by a Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, a Fund will enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in the money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable and
(iv) repurchase agreements maturing in more than seven days.

         RISK FACTORS IN OPTIONS TRANSACTIONS.

         The successful use of a Fund's options strategies depends on the ability of its sub-advisor to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when its sub-advisor deems it desirable to do so. Although the Fund will take an option position only if the sub-advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

         A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each of Global Utilities Fund, International Fund, Strategic Income Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund, Financial Services Fund, Health Care Fund, All-Star Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund may buy and sell certain futures contracts (and in certain cases, related options), to the extent and for the purposes specified in the Prospectuses.

         A futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on a commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instruments, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         A Fund upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         OPTIONS ON FUTURES CONTRACTS

         A Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

         Although permitted by their investment policies, the Columbia High Yield Fund and Real Estate Equity Fund do not currently intend to write futures options during the current fiscal year.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         Successful use of futures contracts by a Fund is subject to its Advisor's or sub-advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not at times render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contacts or options), would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS; ASSOCIATED RISKS

         An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index future contracts, debt index futures contracts, or other index futures contracts (e.g., an interest rate futures contract), as specified in the Prospectuses. A Fund may also purchase and sell options on index futures contracts, to the extent specified in the Prospectuses.

         There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's sub-advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

         Successful use of index futures by a Fund for hedging purposes is also subject to its sub-advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities subject to the hedge held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by a Fund's Advisor or sub-advisor may still not result in a successful hedging transaction.

         Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SECURITIES LOANS

         Each of Global Utilities Fund, U.S. Growth Fund, International Horizons Fund, Global Equity Fund, Real Estate Fund and All-Star Equity Fund may make loans of its portfolio securities amounting to not more than 30% of its total assets. The Equity Fund, Columbia High Yield Fund and Real Estate Equity Fund currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by the Fund represent not more than one-third of the value of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. This collateral is deposited with the Trust's custodian which segregates and identifies these assets on its books as security for the loan. The borrower pays to the Fund an amount equal to any dividends, interest or other distributions received on securities lent. The borrower is obligated to return identical securities on termination of the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Trust has adopted these policies, in part, so that interest, dividends and other distributions received on the loaned securities, the interest or fees paid by the borrower to the Fund for the loan, and the investment income from the collateral will qualify under certain investment limitations under Subchapter M of the Internal Revenue Code.

                             INVESTMENT PERFORMANCE

         Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the reinvested amount of dividends and capital gains received per share plus or minus the change in the net asset value per share for a given period. Total return percentages may be calculated by dividing the value of a share (including distribution reinvestment shares) at the end of a given period by the value of the share at the beginning of the period and subtracting one.

         Average Annual Total Return is a hypothetical Annual Rate of return which if achieved annually would produce the same return as the cumulative total return percentage calculated for the period.

         It is computed as follows:

                           ERV = P(1+T)n

         Where:            P        =       a hypothetical initial payment of $1,000
                           T        =       average annual total return
                           n        =       number of years
                           ERV      =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion thereof).

         For example, for a $1,000 investment in the Funds' Class A and B shares, the "Ending Redeemable Value," for the period January 1, 2001 to December 31, 2001 was:

                                                     Ending Redeemable       Ending Redeemable
                                                           Value                   Value
Fund                                                      Class A                 Class B
----                                                      -------                 -------
Value Fund:                                                $998                    $996
Global Utilities Fund:                                      860                     858
International Fund:                                         756                     756
U.S. Growth Fund:                                           994                     994
Strategic Income Fund:                                    1,037                    1,035
Tiger Fund:                                                 815                     833
All-Star Equity Fund:                                       872                     872
Small Cap Fund:                                           1,093                    1,092
High Yield Fund:                                            972                     970
International Horizons Fund:                                766                     764
Global Equity Fund:                                         757                     754
Real Estate Fund:                                         1,146                    1,145
Japan Opportunities Fund:                                   679                     679
Select Value Fund:                                        1,036                    1,035
Financial Services Fund:                                    883                     881
Health Care Fund:                                           881                     880
500 Index Fund:                                             880                     879
Equity Fund:                                                818(h)                  --
Columbia High Yield Fund:                                 1,062(h)                  --
Real Estate Equity Fund:                                  1,047(h)                  --

(h) Performance information shown is for shares of the Predecessor Fund for the period January 1, 2001 to December 31, 2001.

The Funds' Class A and Class B share average annual total returns at December 31, 2001 were:

                               VALUE FUND
                                                   Period July 1, 1993
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (0.18)%          11.95%                    12.91%
Class B        (0.43)%          11.86% (i)                12.86% (i)

                          GLOBAL UTILITIES FUND

                                                   Period July 1, 1993
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (14.01)%         7.90%                     7.56%
Class B        (14.18)%          7.83% (i)                 7.52% (i)

                           INTERNATIONAL FUND

                                                   Period May 2, 1994
                                                    (commencement of
                                                 investment operations)
                                                through December 31, 2001
                1 Year         5 Years
Class A        (24.35)%        (1.08)%                   (0.06)%
Class B        (24.35)%         (1.08)% (i)               (0.06)% (i)

                            U.S. GROWTH FUND

                                                   Period July 5, 1994
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (0.60)%          12.88%                    15.91%
Class B        (0.65)%          12.83% (i)                 15.88% (i)


                          STRATEGIC INCOME FUND

                                                   Period July 5, 1994
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A         3.68%           4.10%                     6.53%
Class B         3.54%           4.06% (i)                 6.50% (i)

                               TIGER FUND

                                                    Period May 1, 1995
                                                     (commencement of
                                                  investment operations)
                                                   through December 31,
                1 Year         5 Years                     2001
Class A        (18.48)%         (5.73)%                   (0.66)%
Class B        (16.66)%         (5.23)% (i)               (0.27)% (i)

                                      ALL-STAR EQUITY FUND

                                                    Period November 17, 1997
                                                  (commencement of investment
                                                operations) through December 31,
                1 Year                                        2001
Class A        (12.81)%                                      4.59%
Class B        (12.82)%                                       4.57% (i)

                                      SMALL CAP FUND

                                               Period May 19, 1998 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                 1 Year

Class A          9.30%                                       5.13%
Class B          9.20%                                        5.11% (i)

                                     HIGH YIELD FUND

                                               Period May 19, 1998 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                 1 Year

Class A         (2.82)%                                     (2.98)%
Class B         (2.96)%                                      (3.09)% (i)

                               INTERNATIONAL HORIZONS FUND

                                               Period June 1, 1999 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                1 Year

Class A        (23.41)%                                      (9.66)% (j)
Class B        (23.64)%                                      (9.80)%

                                    GLOBAL EQUITY FUND
                                               Period June 1, 1999 (commencement
                                               of investment operations) through
                                                       December 31, 2001
                       1 Year

Class A               (24.34)%                              (12.04)% (j)
Class B               (24.58)%                              (12.18)%

                                     REAL ESTATE FUND

                                             Period June 1, 1999 (commencement of
                                                investment operations) through
                                                       December 31, 2001
                      1 Year

Class A               14.61%                                 5.53% (j)
Class B               14.54%                                 5.42%

                                 JAPAN OPPORTUNITIES FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (32.11)%                               (37.15)%
Class B              (32.11)%                               (37.15)%

                                    SELECT VALUE FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A                3.55%                                 9.37%
Class B                3.47%                                 9.32%

                                 FINANCIAL SERVICES FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.71)%                                4.71%
Class B              (11.86)%                                4.56%

                                     HEALTH CARE FUND
                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.88)%                                2.75%
Class B              (11.95)%                                2.70%

                                      500 INDEX FUND

                                              Period May 30, 2000 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Class A              (11.98)%                               (10.81)%
Class B              (12.07)%                               (10.86)%

                                      EQUITY FUND(k)
                                                          Period January 11, 1993
                                                              (commencement of
                                                           investment operations)
                                                            through December 31,
                1 Year                  5 Years                     2001
Shares          (18.17)%                10.02%                     11.60%

                               COLUMBIA HIGH YIELD FUND(k)
                                             Period March 3, 1998 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Shares                 6.18%                                 5.18%

                                REAL ESTATE EQUITY FUND(k)
                                             Period March 3, 1998 (commencement of
                                                 investment operations) through
                      1 Year                           December 31, 2001
Shares                 4.68%                                 4.11%

(i) Class B is a newer class of shares. Their performance information includes returns of the Funds' Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be lower. Class B shares were initially offered on June 1, 2000.

(j) Class A is a newer class of shares. Their performance information includes returns of the Funds' Class B shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class B share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer class of shares would be higher. Class A shares were initially offered on June 1, 2000.

(k) Performance shown is for existing shares of the Predecessor Fund at December 31, 2001.

         The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' performance numbers reflect all Fund expenses, including management fees, interest, taxes, 12b-1, brokerage and extraordinary expenses, net of any voluntary waiver of expenses by the advisor, sub-advisor or their affiliates, but do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies. If performance information included the effect of these additional amounts, returns would be lower.

                INDEPENDENT ACCOUNTANTS, INDEPENDENT AUDITORS AND
                              FINANCIAL STATEMENTS

     FOR ALL FUNDS EXCEPT THE EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND:

         PricewaterhouseCoopers LLP are the Funds' independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectuses, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

         The financial statements of the Trust and Report of Independent Accountants appearing in the December 31, 2001 Annual Report of the Trust are incorporated in this SAI by reference.

      FOR THE EQUITY FUND, COLUMBIA HIGH YIELD FUND AND REAL ESTATE EQUITY FUND:

         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, serve as auditors for the Funds. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights have been included in the Prospectuses, in reliance upon the reports of Ernst & Young LLP given on the authority of said firm as experts in auditing.

         The financial statements of the Predecessor Funds and Report of Independent Auditors appearing in the December 31, 2001 Annual Report of the Predecessor Funds are incorporated in this SAI by reference.

PART C.  OTHER INFORMATION

Columbia High Yield Fund, Variable Series (CHYF)
Colonial U.S. Growth & Income Fund, Variable Series (CUSG&IF)
Colonial International Fund for Growth, Variable Series (CIFfG)
Columbia Real Estate Equity Fund, Variable Series (CREEF)
Liberty Equity Fund, Variable Series (LEF)

Item 15.                   INDEMNIFICATION

                           Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit (a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registration's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

                           Section 17(h) of the 1940 Act provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                           To the extent required under the 1940 Act:

                           (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

                           (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in
                                    Section 2(a)(19) of the 1940 Act, nor
                                    parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

                           (iii) Registrant will not advance attorney's fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and
                                    (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                           Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                           Article Tenth also provides that its indemnification provisions are not exclusive.

                           Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

                           In the event that a claim for indemnification against such liabilities (other than the payment by Registrant or expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                           Registrant, its trustees and officers, its investment manager, and person affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment manager or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

                           In addition, LASC, the Registrant's investment advisor, maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to the Trust or any Fund by the investment manager.

Item 16.                   EXHIBITS:

      (1) Amended and Restated Agreement and Declaration of Trust dated May 23, 2000(4)

      (2)                  Amended and Restated By-Laws dated June 20, 2001(6)

      (3)                  None

      (4)(a) Form of Agreement and Plan of Reorganization among Columbia High Yield Fund, Variable Series, Colonial High Yield Securities Fund, Variable Series and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(b) Form of Agreement and Plan of Reorganization among Columbia High Yield Fund, Variable Series, Galaxy VIP Columbia High Yield Fund

                           II and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(c) Form of Agreement and Plan of Reorganization among Colonial International Fund for Growth, Variable Series, Colonial Global Equity Fund, Variable Series and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(d) Form of Agreement and Plan of Reorganization among Colonial International Fund for Growth, Variable Series, Colonial International Horizons Fund, Variable Series and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(e) Form of Agreement and Plan of Reorganization among Colonial International Fund for Growth, Variable Series, Stein Roe Global Utilities Fund, Variable Series and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(f) Form of Agreement and Plan of Reorganization among Liberty Equity Fund, Variable Series, Galaxy VIP Growth and Income Fund and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(g) Form of Agreement and Plan of Reorganization among Liberty Equity Fund, Variable Series, Galaxy VIP Equity Fund and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(h) Form of Agreement and Plan of Reorganization among Colonial U.S. Growth & Income Fund, Variable Series, Liberty Value Fund, Variable Series and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(i) Form of Agreement and Plan of Reorganization among Columbia Real Estate Equity Fund, Variable Series, Crabbe Huson Real Estate Investment Fund, Variable Series and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (4)(j) Form of Agreement and Plan of Reorganization among Columbia Real Estate Equity Fund, Variable Series, Galaxy VIP Columbia Real Estate Equity Fund II and Columbia Management Group, Inc. (filed as part of Part A of this Registration Statement)

      (5)                  Article IV, Paragraph D; Article V; Article VI,
                           Section II, Paragraph 2.06; Article VIII, Paragraph A; Article X, Paragraph D; and Article XII of the Agreement and Declaration of Trust, as amended, and
                           Article VI and Article IX of the By-Laws, as amended, each define the rights of shareholders

      (6)(a) Management Agreement dated November 1, 2001 between the Registrant and Liberty Advisory Services Corp. ("LASC"), with respect to CIFfG and CUSG&IF (6)


      (6)(b) Form of Management Agreement between the Registrant and Columbia Management Company ("Columbia") with respect to CHYF and CREEF (7)

      (6)(c) Form of Management Agreement between the Registrant and Fleet Investment Advisors Inc. ("FIA") with respect to LEF (7)

      (6)(d) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Colonial Management Associates, Inc. ("Colonial"), with respect to CIFfG
                           (6)

      (6)(e) Sub-Advisory Agreement dated November 1, 2001 between the Registrant, LASC and Colonial, with respect to CUSG&IF (6)

      (6)(f) Form of Administration Agreement between the Registrant and Columbia, with respect to CREEF and CHYF (7)

      (6)(g) Form of Administration Agreement between the Registrant and FIA with respect to LEF (7)

      (7)(a) Underwriting Agreement dated August 15, 1997, as amended June 18, 1999 between the Registrant and Liberty Funds Distributor, Inc. ("LFDI")(1)

      (7)(b) 12b-1 Plan Implementing Agreement between the Registrant and LFDI dated June 1, 1999, as amended May 30, 2000 (3)

      (7)(c) Appendix I to 12b-1 Plan Implementing Agreement between the Registrant and LFDI (7)

      (7)(d)               Form of Participation Agreement (3)

      (8)                  Not Applicable

      (9)(a) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement


      (9)(b)               Form of Amendment to Appendix A of Custodian
                           Agreement (7)

      (10)(a) Rule 12b-1 Distribution Plan dated June 1, 1999, as amended May 30, 2000 (3)

      (10)(b)              Form of Amendment to Rule 12b-1 Distribution Plan (7)

      (10)(c)              Rule 18f-3 Plan dated May 30, 2000, as amended June
                           29, 2000 (6)

      (11)(a) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Colonial High Yield Securities Fund, Variable Series (7)

      (11)(b) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Galaxy VIP Columbia High Yield Fund II (7)

      (11)(c) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Colonial Global Equity Fund, Variable Series (7)

      (11)(d) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Colonial International Horizons Fund, Variable Series (7)

      (11)(e) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Stein Roe Global Utilities Fund, Variable Series (7)

      (11)(f) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Galaxy VIP Growth and Income Fund (7)

      (11)(g) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Galaxy VIP Equity Fund (7)

      (11)(h) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Liberty Value Fund, Variable Series (7)

      (11)(i) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Crabbe Huson Real Estate Investment Fund, Variable Series (7)

      (11)(j) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Galaxy VIP Columbia Real Estate Equity Fund II (7)

      (12)(a) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Colonial High Yield Securities Fund, Variable Series (7)

      (12)(b) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Columbia High Yield
                           Fund II (7)

      (12)(c) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Colonial Global Equity Fund, Variable Series (7)

      (12)(d) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Colonial International Horizons Fund, Variable Series (7)

      (12)(e) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Stein Roe Global Utilities Fund, Variable Series (7)

      (12)(f) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Growth and Income Fund (7)

      (12)(g) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Equity Fund (7)

      (12)(h) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Liberty Value Fund, Variable Series
                           (7)

      (12)(i) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Crabbe Huson Real Estate Investment Fund, Variable Series (7)

      (12)(j) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Galaxy VIP Columbia Real Estate Equity Fund II (7)

      (13)                 Not Applicable


      (14)(a)              Consent of Independent Accountants (PWC) (7)

      (14)(b)              Consent of Independent Auditors (E&Y) (7)


      (15)                 Not Applicable

      (16) Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      (17)(a) Pricing and Bookkeeping Agreement between the Registrant and Colonial dated June 7, 1993 (1)

      (17)(b) Amendment No. 3 to Pricing and Bookkeeping Agreement dated August 15, 1997 (1)

      (17)(c) Amendment No. 4 to Pricing and Bookkeeping Agreement dated July 1, 2001 (6)


      (17)(d)              Form of Amended and Restated Pricing and Bookkeeping
                           Agreement (7)


      (17)(e) Joinder and Release Agreement with respect to Transfer Agency Agreement dated as of January 3, 1995 among the Trust, Liberty Investment Services, Inc. and Liberty Funds Services, Inc. ("LFSI")(including form of Transfer Agency Agreement and Amendment No. 1 thereto) (1)

      (17)(f)              Amendment No. 2 to Transfer Agency Agreement (1)

      (17)(g)              Amendment No. 3 to Transfer Agency Agreement (1)


      (17)(h)              Form of Amendment No. 4 to Transfer Agency
                           Agreement (7)


      (17)(i) Code of Ethics of LASC, Colonial, the Funds and Liberty Funds Distributor, Inc. effective January 1, 2001, as revised December 18, 2001 - filed as Exhibit
                           (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      (17)(j) Code of Ethics of Columbia - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Columbia Balanced Fund, Inc. (File Nos. 33-41401 and 811-6338), filed with the Commission on or about February 25, 2002, and is hereby incorporated by reference and made a part of this Registration Statement


      (17)(k) Form of Proxy Card of Colonial High Yield Securities Fund, Variable Series and Galaxy VIP Columbia High Yield Fund II (7)

      (17)(l) Form of Proxy Card of Colonial Global Equity Fund, Variable Series, Colonial International Fund for Growth, Variable Series and Stein Roe Global Utilities Fund, Variable Series (7)

      (17)(m) Form of Proxy Card of Galaxy VIP Growth and Income Fund and Galaxy VIP Equity Fund (7)

      (17)(n)              Form of Proxy Card of Liberty Value Fund, Variable
                           Series (7)

      (17)(o) Form of Proxy Card of Crabbe Huson Real Estate Investment Fund, Variable Series and Galaxy VIP Columbia Real Estate Equity Fund II (7)


      (17)(p) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is a part of this Registration Statement:

      The Prospectus of Galaxy VIP Fund with respect to Galaxy VIP Columbia High Yield Fund II, Galaxy VIP Growth and Income Fund, Galaxy VIP Equity Fund and Galaxy VIP Columbia Real Estate Equity Fund II dated April 30, 2002 - 0000912057-02-017450

                    As supplemented on July 16, 2002 - 0000912057-02-027571

                    As supplemented on November 5, 2002 - 0000912057-02-040977


      The Prospectus of Liberty Variable Investment Trust with respect to Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series, Stein Roe Global Utilities Fund, Variable Series, Liberty Value Fund, Variable Series, Crabbe Huson Real Estate Investment Fund, Variable Series, dated May 1, 2002 - 0000021847-02-000135


                    As supplemented on July 16, 2002 -- 0000912057-02-027571

                    As supplemented on July 29, 2002 -- 0000021847-02-000218

                    As supplemented on November 5, 2002 -- 0000912057-02-040994

      The Statement of Additional Information of Galaxy VIP Fund with respect to Galaxy VIP Columbia High Yield Fund II, Galaxy VIP Growth and Income Fund, Galaxy VIP Equity Fund and Galaxy VIP Columbia Real Estate Equity Fund II dated April 30, 2002 - 0000912057-02-017450

      The Statement of Additional Information of Liberty Variable Investment Trust with respect to Colonial Global Equity Fund, Variable Series, Colonial International Horizons Fund, Variable Series, Stein Roe Global Utilities Fund, Variable Series, Liberty Value Fund, Variable Series, Crabbe Huson Real Estate Investment Fund, Variable Series, Liberty International Fund for Growth, Variable Series, Liberty U.S. Growth & Income Fund, Variable Series, dated May 1, 2002 - 0000021847-02-000135

      The Report of Independent Auditors and financial statements included in the December 31, 2001 Annual Report to Variable Annuity Policyholders of the Galaxy VIP Fund with respect to Galaxy VIP Columbia High Yield Fund II, Galaxy VIP Growth and Income Fund, Galaxy VIP Equity Fund and Galaxy VIP Columbia Real Estate Equity Fund II - 0000935069-02-000092 and 0000935069-02-000091

      The financial statements included in the Galaxy VIP Fund's Semi-Annual Report to Variable Annuity Policyholders dated June 30, 2002 with respect to Galaxy VIP Columbia High Yield Fund II, Galaxy VIP Growth and Income Fund, Galaxy VIP Equity Fund and Galaxy VIP Columbia Real Estate Equity Fund II - 0000935069-02-000900 and 0000935069-02-000899 and
      0000935069-02-000898

      The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:

      The Report of Independent Accountants and financial statements included in the December 31, 2001 Annual Report to Shareholders of the Liberty Variable Investment Trust with respect to Liberty International Fund for Growth, Variable Series and Liberty U.S. Growth & Income Fund, Variable Series - 0000950135-02-001178 and 0000950135-02-001258

      The financial statements included in the Semi-Annual Report to Shareholders of the Liberty Variable Investment Trust dated June 30, 2002 with respect to Liberty International Fund for Growth, Variable Series and Liberty U.S. Growth & Income Fund, Variable Series - 0000912057-02-034469 and 0000912057-02-034468

      *       Filed herewith

      (1) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed with the Commission via EDGAR on or about April 16, 1999.
      (2) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed with the Commission via EDGAR on or about April 25, 2000.
      (3) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed with the Commission via EDGAR on or about May 30, 2000.
      (4) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed with the Commission via EDGAR on or about June 1, 2000.
      (5) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed with the Commission via EDGAR on or about April 20, 2001.
      (6) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed with the Commission vi EDGAR on or about April 30, 2002.

      (7) Incorporated by reference to the Registrant's Registration Statement on Form N-14 (File No. 333-101250) filed on November 15, 2002.

Item 17.        UNDERTAKINGS

    (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES




      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty Variable Investment Trust, in the City of Boston and The Commonwealth of Massachusetts on this 30th day of December, 2002.


                                        LIBERTY VARIABLE INVESTMENT TRUST



                                        By:  /s/ KEITH T. BANKS
                                             ----------------------------------
                                              Keith T. Banks
                                              President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.




SIGNATURES                                      TITLE                                    DATE
----------                                      -----                                    ----
/s/ KEITH T. BANKS                              President (Principal                December 30, 2002
--------------------------------                Executive Officer)
    Keith T. Banks



/s/ J. KEVIN CONNAUGHTON                        Treasurer (Principal                December 30, 2002
--------------------------------                Financial Officer)
    J. Kevin Connaughton



/s/ VICKI L. BENJAMIN                           Controller and Chief                December 30, 2002
--------------------------------                Accounting Officer
    Vicki L. Benjamin                           (Principal Accounting
                                                Officer)


DOUGLAS A. HACKER*                               Trustee
------------------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*                            Trustee
------------------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                                Trustee
------------------------------------
Richard W. Lowry


SALVATORE MACERA*                                Trustee
------------------------------------
Salvatore Macera


WILLIAM E. MAYER*                                Trustee
------------------------------------
William E. Mayer


DR. CHARLES R. NELSON*                           Trustee                    /s/ RUSSELL L. KANE
------------------------------------
Dr. Charles R. Nelson                                                           RUSSELL L. KANE
                                                                            --------------------------------
                                                                                Attorney-in-fact
                                                                                December 30, 2002

JOHN J. NEUHAUSER*                               Trustee
------------------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                               Trustee
------------------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                               Trustee
------------------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                              Trustee
------------------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                               Trustee
------------------------------------
Anne-Lee Verville


                                    EXHIBITS



None.